UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 10

Statement of Operations
Page 10

Statements of Changes in Net Assets
Page 11

Financial Highlights
Page 12

Notes to the Financial Statements
Page 13

Report of Independent Registered Public Accounting Firm
Page 20

Other Information
Page 21

Approval of Investment Advisory and Subadvisory Agreements
Page 22

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® DFA Five-Year Global Fixed Income Fund (the “Fund”) returned 0.57%. That compared to a 3.21% total return for its benchmark, the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms1.

In global developed markets, yield curves were mostly flat in the short-term segment, suggesting smaller expected term premiums. Realized term premiums were, however, positive across the U.S. and non-U.S. developed markets, as longer-term bonds outperformed their shorter-term counterparts.

The Fund underperformed its benchmark during the period. In response to the flat short-term segment of eligible yield curves, the Fund was positioned with a duration shorter than that of its benchmark due to lower expected term premiums. The Fund’s shorter duration detracted from relative performance, as interest rates decreased significantly during the period and longer-term bonds outperformed shorter-term bonds. The Fund was also underweight U.S. dollar-denominated bonds relative to the benchmark. This underweight position also detracted from the Fund’s relative performance as U.S. dollar-denominated bonds generally outperformed other foreign counterparts in the benchmark during the period.*

By contrast, an underweight position in Japanese yen-denominated bonds contributed positively to relative performance, as these issues generally underperformed in the period. An overweight position in Australian dollar-denominated bonds, which performed well during the period, also contributed positively to the Fund’s performance.*

The Fund used forward currency contracts to hedge its foreign currency exposure during the period. Given that, the Fund’s benchmark index is also currency hedged; this strategy did not affect the Fund’s relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	0.57%	1.74%	1.61%	1.25%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	3.21%	3.06%	2.36%	2.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio				Gross
AZL® DFA Five-Year Global Fixed Income Fund				0.92%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that is designed to measure the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the FTSE (Non-USD) World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,001.60	$4.23	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,020.91	$4.27	0.84%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Foreign Bonds	80.3%

Yankee Debt Obligations	12.3

Corporate Bonds	6.0

Unaffiliated Investment Companies	3.0

Certificates of Deposit	1.0

Total Investment Securities	102.6

Net other assets (liabilities)	(2.6)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value

Corporate Bonds (6.0%):
Consumer Finance (0.1%):
$200,000	Toyota Motor Credit Corp., 0.75%, 7/21/22	$248,120
257,000	Toyota Motor Credit Corp., 2.38%, 2/1/23	330,875

		578,995

Diversified Financial Services (0.8%):
2,400,000	Berkshire Hathaway, Inc., 0.63%, 1/17/23, Callable 11/17/22 @ 100	2,982,594
500,000	Berkshire Hathaway, Inc., 0.75%, 3/16/23, Callable 12/16/22 @ 100	622,412

		3,605,006

Food & Staples Retailing (0.3%):
1,000,000	Walmart, Inc., 1.90%, 4/8/22, Callable 1/8/22 @ 100	1,249,295

Food Products (0.2%):
799,000	Nestle Holdings, Inc., 1.88%, 3/9/21	800,990

Household Products (1.5%):
4,700,000	Procter & Gamble Co. (The), 2.00%, 8/16/22	5,954,700

Independent Power and Renewable Electricity Producers (0.2%):
500,000	Tennessee Valley Authority, 5.35%, 6/7/21	698,696

Industrial Conglomerates (0.6%):
1,850,000	3M Co., 0.38%, 2/15/22, Callable 11/15/21 @ 100	2,273,411
200,000	3M Co., Series E, 0.95%, 5/15/23	251,717

		2,525,128

Pharmaceuticals (1.6%):
750,000	Johnson & Johnson, 0.25%, 1/20/22, Callable 12/20/21 @ 100	921,736
4,521,000	Pfizer, Inc., 0.25%, 3/6/22, Callable 2/6/22 @ 100	5,556,775

		6,478,511

Software (0.1%):
250,000	Oracle Corp., Series E, 2.25%, 1/10/21, MTN	305,477

Technology Hardware, Storage & Peripherals (0.6%):
2,000,000	Apple, Inc., 1.00%, 11/10/22	2,502,156

Total Corporate Bonds (Cost $23,728,308)		24,698,954

Foreign Bonds (80.3%):
Banks (26.2%):
500,000	Australia & New Zealand Banking Group, Ltd., 1.15%(BBSW3M+113bps), 8/16/21, MTN+	387,875
500,000	Australia & New Zealand Banking Group, Ltd., 0.90%(BBSW3M+88bps), 2/8/22, MTN+	388,604
500,000	Australia & New Zealand Banking Group, Ltd., 1.02%(BBSW3M+100bps), 3/7/22, MTN+	389,363
500,000	Australia & New Zealand Banking Group, Ltd., 0.79%(BBSW3M+77bps), 8/29/24, MTN+	392,543
3,000,000	Australia & New Zealand Banking Group, Ltd., 0.84%(BBSW3M+76bps), 1/16/25, MTN+	2,356,966
1,000,000	Bank of Montreal, 0.79%(BBSW3M+77bps), 9/7/21, MTN+	774,170
2,000,000	Bank of Montreal, 1.61%, 10/28/21+	1,588,324
500,000	Bank of Montreal, 0.25%, 11/17/21, MTN+	614,509
2,000,000	Bank of Montreal, 1.01%(BBSW3M+99bps), 9/7/23, MTN+	1,569,091

Contracts, Shares, Notional Amount or Principal Amount		Value

Foreign Bonds, continued
Banks, continued
$500,000	Bank of Nova Scotia, 0.38%, 4/6/22, MTN+	$615,938
14,000,000	Bank of Nova Scotia (The), 1.90%, 12/2/21+	11,160,509
2,700,000	Canadian Imperial Bank of Commerce, 1.90%, 4/26/21+	2,132,357
11,800,000	Canadian Imperial Bank of Commerce, 2.90%, 9/14/21+	9,437,960
450,000	Canadian Imperial Bank of Commerce, 0.75%, 3/22/23+	561,847
1,500,000	Commonwealth Bank of Australia, 2.90%, 7/12/21, MTN+	1,172,818
1,200,000	Commonwealth Bank of Australia, 2.75%, 8/16/21+	939,716
1,000,000	Commonwealth Bank of Australia, Series E, 0.50%, 7/11/22+	1,236,921
1,000,000	Commonwealth Bank of Australia, 0.94%(BBSW3M+88bps), 7/25/22, MTN+	779,651
2,948,000	Cooperatieve Rabobank UA, Series G, 4.00%, 1/11/22, MTN+	3,763,294
2,389,000	Cooperatieve Rabobank UA, Series E, 4.75%, 6/6/22+	3,128,575
2,093,000	Cooperatieve Rabobank UA, 0.50%, 12/6/22+	2,597,721
1,000,000	DBS Bank, Ltd./Australia, 0.65%(BBSW3M+63bps), 9/13/22, MTN+	776,267
1,750,000	Dexia Credit Local SA, 2.00%, 1/22/21, MTN+	2,140,072
500,000	Dexia Credit Local SA, 0.20%, 3/16/21, MTN+	611,590
1,800,000	Dexia Credit Local SA, Series E, 1.13%, 6/15/22+	2,498,888
5,200,000	Dexia Credit Local SA, 0.25%, 6/1/23, MTN+	6,459,237
2,000,000	DNB Bank ASA, 0.24%(EUR003M+75bps), 7/25/22, MTN+	2,468,247
500,000	Euroclear Bank SA, 0.25%, 9/7/22, MTN+	616,182
200,000	Kreditanstalt fuer Wiederaufbau, 1.38%, 2/1/21, MTN+	273,747
500,000	Kreditanstalt fuer Wiederaufbau, 5.55%, 6/7/21, MTN+	699,824
500,000	National Australia Bank, Ltd., 3.00%, 5/12/21, MTN+	389,264
3,000,000	National Australia Bank, Ltd., Series G, 0.88%, 1/20/22+	3,712,630
500,000	National Australia Bank, Ltd., 0.99%(BBSW3M+90bps), 7/5/22, MTN+	389,910
500,000	National Australia Bank, Ltd., 0.35%, 9/7/22+	617,593
1,000,000	National Australia Bank, Ltd., 0.82%(BBSW3M+80bps), 2/10/23, MTN+	780,984
3,000,000	National Australia Bank, Ltd., 0.95%(BBSW3M+93bps), 9/26/23, MTN+	2,358,932
2,000,000	National Australia Bank, Ltd., 0.83%(BBSW3M+77bps), 1/21/25, MTN+	1,572,020
250,000	Nordea Bank Abp, Series E, 2.00%, 2/17/21, MTN+	306,241
1,164,000	Oesterreichische Kontrollbank AG, Series E, 0.75%, 3/7/22+	1,604,298
1,400,000	Royal Bank of Canada, 2.03%, 3/15/21+	1,103,830
420,000	Royal Bank of Canada, 1.65%, 7/15/21+	332,456
4,000,000	Royal Bank of Canada, 1.58%, 9/13/21+	3,170,331
3,700,000	Royal Bank of Canada, Series DPNT, 1.97%, 3/2/22+	2,961,105

See accompanying notes to the financial statements.

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value

Foreign Bonds, continued
Banks, continued
$1,300,000	Royal Bank of Canada, 2.00%, 3/21/22+	$1,041,502
1,190,000	Skandinaviska Enskilda Banken AB, 1.25%, 8/5/22+	1,654,923
1,500,000	State of North Rhine-Westphalia Germany, 0.00%, 2/16/21+	1,833,376
4,400,000	State of North Rhine-Westphalia Germany, 0.11%(BP0003M+6bps), 10/29/21, MTN+	6,011,234
2,318,000	Svenska Handelsbanken AB, Series E, 0.25%, 2/28/22+	2,853,167
1,000,000	Svenska Handelsbanken AB, 2.63%, 8/23/22+	1,280,931
1,100,000	Svenska Handelsbanken AB, 1.13%, 12/14/22+	1,382,810
607,000	Toronto-Dominion Bank (The), 0.63%, 3/8/21+	742,848
600,000	Toronto-Dominion Bank (The), 1.08%(BBSW3M+100bps), 7/10/24+	469,395
2,500,000	United Overseas Bank, Ltd./Sydney, 0.59%(BBSW3M+53bps), 7/25/22, MTN+	1,936,597
1,500,000	Westpac Banking Corp., 3.10%, 6/3/21, MTN+	1,170,248
300,000	Westpac Banking Corp., Series E, 0.25%, 1/17/22+	368,947
500,000	Westpac Banking Corp., 1.13%(BBSW3M+111bps), 2/7/22, MTN+	389,602
1,000,000	Westpac Banking Corp., 0.97%(BBSW3M+95bps), 11/16/23, MTN+	787,305
3,500,000	Westpac Banking Corp., 1.20%(BBSW3M+114bps), 4/24/24, MTN+	2,776,798
2,000,000	Westpac Banking Corp., 0.90%(BBSW3M+88bps), 8/16/24, MTN+	1,575,982

		108,108,065

Capital Markets (3.3%):
2,000,000	Canada Housing Trust No 1, 0.65%(CDOR03+16bps), 3/15/22+(a)	1,579,697
2,000,000	Canada Housing Trust No 1, 0.59%(CDOR03+10bps), 9/15/22+(a)	1,579,980
6,000,000	Canada Housing Trust No 1, 0.43%(CDOR03-(6)bps), 9/15/23+(a)	4,733,432
2,000,000	Canada Housing Trust No 1, 0.44%(CDOR03-(5)bps), 3/15/24+(a)	1,578,487
2,500,000	Canada Housing Trust No 1, 0.45%(CDOR03-(4)bps), 3/15/25+(a)	1,977,842
300,000	FMS Wertmanagement, 1.13%, 9/7/23+	421,182
500,000	International Finance Corp., 2.70%, 2/5/21, MTN+	386,247
1,000,000	International Finance Corp., 0.31%(SONIA+25bps), 1/18/22+	1,368,924

		13,625,791

Consumer Finance (2.5%):
1,000,000	Toyota Credit Canada, Inc., 2.20%, 2/25/21+	787,876
5,368,000	Toyota Finance Australia, Ltd., 0.00%, 4/9/21, MTN+	6,562,878
1,355,000	Toyota Finance Australia, Ltd., Series E, 0.50%, 4/6/23, MTN+	1,681,556
905,000	Toyota Motor Finance Netherlands BV, Series E, 0.25%, 1/10/22, MTN+	1,111,288

		10,143,598

Contracts, Shares, Notional Amount or Principal Amount		Value

Foreign Bonds, continued
Diversified Financial Services (23.0%):
$1,000,000	Agence Francaise de Developpement, 0.13%, 4/30/22+	$1,231,400
1,500,000	Agence Francaise de Developpement, 0.50%, 10/25/22+	1,864,231
700,000	Agence Francaise de Developpement EPIC, 2.13%, 2/15/21, MTN+	857,576
1,000,000	Agence Francaise de Developpement EPIC, 0.13%, 3/31/21, MTN+	1,223,411
5,700,000	ASB Finance, Ltd., Series E, 0.50%, 6/10/22+	7,040,144
400,000	Bank Nederlandse Gemeenten NV, Series E, 1.00%, 3/15/22+	553,154
1,100,000	Bank Nederlandse Gemeenten NV, 0.25%, 2/22/23+	1,366,471
1,500,000	BNG Bank NV, 1.13%, 5/24/21, MTN+	2,059,641
6,334,000	BNG Bank NV, 0.05%, 7/11/23, MTN+	7,852,761
2,050,000	Caisse d’Amortissement de la Dette Sociale, 3.38%, 4/25/21, MTN+	2,534,110
200,000	Caisse d’Amortissement de la Dette Sociale, Series E, 0.50%, 5/25/23, MTN+	250,327
5,600,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 10/25/23+	6,971,494
700,000	Caisse des Depots et Consignations, Series E, 1.00%, 1/25/21, MTN+	957,615
258,000	European Bank for Reconstruction & Development, 0.30%(SONIO/N+25bps), 2/27/23, MTN+	353,320
4,832,000	European Bank for Reconstruction & Development, Series G, 0.35%(SONIO/N+30bps), 2/28/24, MTN+	6,625,872
200,000	European Bank for Reconstruction & Development, 0.36%(SONIO/N+31bps), 11/13/24, MTN+	274,482
4,000,000	European Investment Bank, Series E, 3.50%, 1/14/21+	486,797
8,800,000	European Investment Bank, Series E, 1.50%, 5/12/22, MTN+	1,042,125
1,600,000	European Investment Bank, 0.40%(SONIO/N+35bps), 6/29/23, MTN+	2,197,914
4,167,000	European Investment Bank, 0.37%(SONIO/N+31bps), 1/15/25, MTN+	5,728,179
2,171,000	European Investment Bank, 1.05%(SONIO/N+100bps), 9/8/25, MTN+	3,079,242
4,000,000	European Stability Mechanism, 1.38%, 3/4/21, MTN+	4,900,045
400,000	Kommunalbanken AS, 1.13%, 11/30/22+	558,081
846,000	Kommunekredit, 0.13%, 8/28/23, MTN+	1,050,889
87,940,000	Kommuninvest I Sverige AB, 0.25%, 6/1/22+	10,750,241
15,600,000	Kommuninvest I Sverige AB, 0.75%, 2/22/23+	1,930,433
1,500,000	Kommuninvest I Sverige AB, 1.00%, 11/13/23, MTN+	187,744
200,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 0.88%, 3/7/22+	276,126
1,466,000	Municipality Finance plc, 1.25%, 12/7/22+	2,049,437
500,000	Nestle Finance International, Ltd., Series E, 0.75%, 11/8/21, MTN+	616,677
500,000	Nestle Finance International, Ltd., 1.75%, 9/12/22+	632,080
500,000	NRW.Bank, 0.13%, 3/10/23+	619,401

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value

Foreign Bonds, continued
Diversified Financial Services, continued
$2,150,000	NRW.Bank, 0.13%, 7/7/23+	$2,669,884
4,680,000	OP Corporate Bank plc, Series E, 0.75%, 3/3/22+	5,786,732
700,000	Roche Finance Europe BV, 0.50%, 2/27/23, Callable 11/27/22 @ 100+	869,402
1,640,000	Shell International Finance BV, 1.63%, 3/24/21, MTN+	2,011,823
1,500,000	Temasek Financial I, Ltd., Series E, 0.50%, 3/1/22+	1,841,401
800,000	Temasek Financial I, Ltd., Series G, 4.63%, 7/26/22+	1,167,628
600,000	Total Capital Canada, Ltd., Series E, 1.13%, 3/18/22+	745,942
900,000	Total Capital International SA, 0.25%, 7/12/23+	1,114,537

		94,328,769

Electric Utilities (1.2%):
6,000,000	Hydro-Quebec, 0.70%(CDOR03+20bps), 4/14/23+	4,759,881

Insurance (1.0%):
600,000	UNEDIC ASSEO, 0.13%, 5/25/22+	739,104
2,600,000	UNEDIC ASSEO, 0.88%, 10/25/22+	3,254,835

		3,993,939

Oil, Gas & Consumable Fuels (1.5%):
2,647,000	Shell International Finance BV, Series E, 1.25%, 3/15/22+	3,294,629
1,150,000	Shell International Finance BV, Series E, 1.00%, 4/6/22+	1,427,797
1,300,000	Statoil ASA, 0.88%, 2/17/23, Callable 11/17/22 @ 100+	1,621,622

		6,344,048

Pharmaceuticals (3.8%):
750,000	Novartis Finance SA, 0.75%, 11/9/21+	924,640
2,000,000	Novartis Finance SA, 0.50%, 8/14/23, Callable 5/14/23 @ 100+	2,489,404
500,000	Sanofi, 1.13%, 3/10/22, Callable 12/10/21 @ 100+	619,114
300,000	Sanofi, Series E, 0.00%, 3/21/22, Callable 2/21/22 @ 100, MTN+	367,793
1,100,000	Sanofi, 0.00%, 9/13/22, Callable 6/13/22 @ 100+	1,349,971
7,900,000	Sanofi, 0.50%, 3/21/23, Callable 12/21/22 @ 100+	9,807,765

		15,558,687

Road & Rail (0.2%):
667,000	Transport For London, 2.25%, 8/9/22, MTN+	939,812

Sovereign Bond (16.7%):
1,000,000	African Development Bank, 5.25%, 3/23/22, MTN+	817,736
643,000	Asian Development Bank, 0.34%(SONIO/N+29bps), 3/19/24+	880,798
300,000	Bpifrance Financement SA, Series E, 0.10%, 2/19/21+	366,778
1,800,000	Bpifrance Financement SA, 0.75%, 10/25/21, MTN+	2,218,564
3,000,000	European Stability Mechanism Treasury Bill, 0.00%, 2/4/21+(b)	3,666,422
500,000	European Stability Mechanism Treasury Bill, 0.00%, 3/4/21+(b)	611,328
3,000,000	Export Development Canada, 2.40%, 6/7/21, MTN+	2,334,650

Contracts, Shares, Notional Amount or Principal Amount		Value

Foreign Bonds, continued
Sovereign Bond, continued
$1,000,000	Export Development Canada, Series E, 0.36%(SONIO/N+31bps), 5/29/24, MTN+	$1,368,924
1,000,000	Export Development Canada, 0.39%(SONIO/N+33bps), 1/17/25, MTN+	1,369,991
500,000	Finland T-Bill, 0.00%, 2/9/21+(b)	611,070
5,925,000	International Bank for Reconstruction & Development, 0.32%(SONIO/N+27bps), 5/15/24+	8,118,815
500,000	Kommunalbanken AS, Series E, 1.50%, 12/15/23, MTN+	710,769
4,400,000	Land Baden-Wuerttemberg, 0.55%(EUR006M+90bps), 7/22/25+	5,606,107
4,000,000	Monetary Authority of Singapore Bill, 0.34%, 1/15/21+(b)	3,026,897
4,000,000	Monetary Authority of Singapore Bill, 0.39%, 2/15/21+(b)	3,025,808
3,000,000	Monetary Authority of Singapore Bill, 0.40%, 2/19/21+(b)	2,269,220
4,000,000	Monetary Authority of Singapore Bill, 0.40%, 3/12/21+(b)	3,024,960
2,000,000	Province of Alberta Canada, 1.00%, 11/15/21, MTN+	2,755,350
450,000	Province of Manitoba Canada, 1.50%, 12/15/22+	630,684
10,500,000	Province of Ontario Canada, 0.75%(CDOR03+26bps), 10/27/21+	8,287,467
2,000,000	Province of Ontario Canada, 0.63%(CDOR03+15bps), 6/27/22+	1,580,938
1,000,000	Province of Ontario Canada, 0.54%(CDOR03+5bps), 8/21/23+	790,257
950,000	Province of Quebec Canada, 0.88%, 5/24/22+	1,312,727
1,500,000	Province of Quebec Canada, 1.04%(CDOR03+54.5bps), 10/19/23, MTN+	1,203,948
8,500,000	Province of Quebec Canada, 0.91%(CDOR03+40.5bps), 10/13/24+	6,820,036
35,000,000	Sweden Treasury Bill, 0.00%, 3/17/21+(a)(b)	4,257,557
500,000	Swedish Export Credit AB, Series E, 1.38%, 12/15/23, MTN+	707,057

		68,374,858

Transportation Infrastructure (0.9%):
2,200,000	SNCF Reseau, 0.10%, 5/27/21+	2,693,009
721,000	SNCF Reseau, 5.50%, 12/1/21, MTN+	1,033,821

		3,726,830

Total Foreign Bonds (Cost $312,477,459)		329,904,278

Yankee Debt Obligations (12.3%):
Banks (0.7%):
3,000,000	Oesterreichische Kontrollbank AG, 0.22% (US0003M+1 bps), 11/22/21	2,999,664

Diversified Financial Services (6.0%):
2,000,000	EUROFIMA, 0.31% (US0003M+9 bps), 11/15/21	2,000,320
3,800,000	EUROFIMA, 0.32% (US0003M+10 bps), 3/11/22, MTN	3,799,848
2,000,000	European Bank For Reconstruction & Development, 0.34% (SOFR+26 bps), 3/13/23, MTN	2,003,510

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value

Yankee Debt Obligations, continued
Diversified Financial Services, continued
$2,125,000	European Bank For Reconstruction & Deveploment, 0.34% (SOFR+26 bps), 8/19/22, MTN	$2,128,139
2,000,000	Kommunalbanken AS, 0.28% (US0003M+8 bps), 2/24/22(a)	1,999,996
3,000,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 0.37% (US0003M+12 bps), 9/27/21, MTN	3,001,500
3,000,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, 0.43% (SOFR+35 bps), 3/15/22, MTN	3,003,630
6,000,000	Nederlandse Waterschapsbank NV, 0.29% (US0003M+7 bps), 12/15/21(a)	5,998,860
650,000	Total Capital International SA, 2.88%, 2/17/22	668,739

		24,604,542

Oil, Gas & Consumable Fuels (0.2%):
710,000	Shell International Finance BV, 2.38%, 8/21/22	733,137

Sovereign Bond (5.4%):
2,000,000	African Development Bank, 0.23% (US0003M+1 bps), 12/15/21, MTN	1,999,796
2,000,000	Agence Francaise de Developpement EPIC, 0.35% (US0003M+12 bps), 6/7/21, MTN	2,000,120
1,630,000	Asian Development Bank, 0.41% (US0003M+19 bps), 6/16/21, MTN	1,631,332
7,000,000	Asian Development Bank, 0.34% (FEDL01+25 bps), 5/28/24, MTN	7,000,000
537,000	Inter-American Development Bank, 0.24% (US0003M ), 1/15/22	536,907

Contracts, Shares, Notional Amount or Principal Amount		Value

Yankee Debt Obligations, continued
Sovereign Bond, continued
$4,000,000	Inter-American Invest Corp., 0.31% (US0003M+9 bps), 10/12/21, MTN	$4,000,279
839,000	International Bank For Reconstruction & Development, 0.47% (SOFR+39 bps), 6/17/24	843,945
3,000,000	Svensk Exportkredit AB, 1.10% (SOFR+100 bps), 5/25/23	3,052,944
1,000,000	Swedish Export Credit AB, Series E, 0.34% (US0003M+12 bps), 12/13/21, MTN	1,000,530

		22,065,853

Total Yankee Debt Obligations (Cost $50,336,006)		50,403,196

Certificates of Deposit (1.0%):
4,000,000	Svenska Handelsbanken AB,, 0.33%, 5/11/21(a)	4,001,484

Total Certificates of Deposit (Cost $4,000,000)		4,001,484

Unaffiliated Investment Companies (3.0%):
Money Markets (3.0%):
12,119,739	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	12,119,739

Total Unaffiliated Investment Companies (Cost $12,119,739)		12,119,739

Total Investment Securities (Cost $402,661,512) —102.6%(c)		421,127,651
Net other assets (liabilities) — (2.6)%		(10,756,799)

Net Assets — 100.0%		$410,370,852

Percentages indicated are based on net assets as of December 31, 2020.

BP0003M—3 Month GBP LIBOR

CDOR03—Canadian Dollar LIBOR Rate

EUR003M—3 Month EUR LIBOR

EUR006M—6 Month EUR LIBOR

FEDL01—Effective Federal Fund Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Interbank Average Rate

US0003M—3 Month US Dollar LIBOR

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate represents the effective yield at December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

(Unaudited)

Country	Percentage

Australia	7.9%
Austria	1.1%
Belgium	0.1%
Canada	20.0%
Denmark	0.2%
Finland	2.0%
France	12.7%
Germany	5.8%
Luxembourg	1.1%
Netherlands	8.7%
New Zealand	1.7%
Norway	1.8%
Singapore	4.1%
Supernational	15.8%
Sweden	8.0%
United Kingdom	0.2%
United States	8.8%

100.0%

Forward Currency Contracts

At December 31, 2020, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Norwegian Krone	15,441,496	U.S. Dollar	1,621,482	Bank of America	1/4/21	$182,267
British Pound	1,507,219	U.S. Dollar	2,010,204	Barclays Bank	1/7/21	50,704
British Pound	499,335	U.S. Dollar	669,124	BNY Mellon	1/7/21	13,645
British Pound	505,174	U.S. Dollar	688,402	State Street	1/7/21	2,352
Canadian Dollar	85,547	U.S. Dollar	65,379	Bank of America	1/19/21	1,845
Canadian Dollar	307,313	U.S. Dollar	234,711	Bank of America	1/19/21	6,779
Canadian Dollar	1,021,421	U.S. Dollar	784,022	Bank of America	1/19/21	18,624
Canadian Dollar	528,371	U.S. Dollar	408,605	Bank of America	1/19/21	6,596
Canadian Dollar	516,914	U.S. Dollar	405,234	BNY Mellon	1/19/21	964
Canadian Dollar	2,768,875	U.S. Dollar	2,107,499	State Street	1/19/21	68,320
Canadian Dollar	83,964	U.S. Dollar	63,943	State Street	1/19/21	2,037
Canadian Dollar	4,086,941	U.S. Dollar	3,193,327	State Street	1/19/21	18,246

						$372,379

U.S. Dollar	2,644,244	Norwegian Krone	24,485,606	Bank of America	1/4/21	$(215,963)
U.S. Dollar	9,808,731	British Pound	7,572,614	State Street	1/4/21	(545,545)
U.S. Dollar	1,576,114	British Pound	1,218,571	State Street	1/4/21	(90,077)
U.S. Dollar	2,410,949	European Euro	2,047,148	Bank of America	1/6/21	(89,978)
U.S. Dollar	1,188,371	European Euro	984,168	Bank of America	1/6/21	(13,951)
U.S. Dollar	3,564,453	European Euro	2,982,863	Bank of America	1/6/21	(79,603)
U.S. Dollar	1,096,824	European Euro	925,650	Bank of America	1/6/21	(34,009)
U.S. Dollar	11,551,678	European Euro	9,525,690	Barclays Bank	1/6/21	(85,511)
U.S. Dollar	2,100,656	European Euro	1,729,589	Barclays Bank	1/6/21	(12,320)
U.S. Dollar	587,743	European Euro	483,027	BNY Mellon	1/6/21	(2,353)
U.S. Dollar	3,121,025	European Euro	2,565,651	State Street	1/6/21	(13,337)
U.S. Dollar	2,751,252	European Euro	2,358,225	State Street	1/6/21	(129,706)
U.S. Dollar	39,899,367	British Pound	30,891,353	State Street	1/7/21	(2,340,174)
U.S. Dollar	54,430,883	European Euro	46,288,110	Bank of America	1/12/21	(2,125,496)
U.S. Dollar	12,544,476	Swedish Krona	110,267,402	Bank of America	1/13/21	(866,516)
U.S. Dollar	4,117,987	Swedish Krona	34,975,016	State Street	1/13/21	(135,760)
U.S. Dollar	629,510	Canadian Dollar	838,202	Bank of America	1/15/21	(29,146)

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	23,704	Canadian Dollar	31,104	BNY Mellon	1/15/21	$(738)
U.S. Dollar	42,865	Canadian Dollar	56,675	Citigroup	1/15/21	(1,670)
U.S. Dollar	789,020	Canadian Dollar	1,031,571	State Street	1/15/21	(21,584)
U.S. Dollar	3,955,761	Canadian Dollar	5,103,714	State Street	1/15/21	(54,717)
U.S. Dollar	68,350,381	Canadian Dollar	89,960,954	State Street	1/19/21	(2,342,128)
U.S. Dollar	1,193,554	European Euro	1,013,882	Bank of America	1/25/21	(45,615)
U.S. Dollar	1,174,742	European Euro	992,351	State Street	1/25/21	(38,112)
U.S. Dollar	27,448,344	European Euro	23,174,162	State Street	1/25/21	(875,177)
U.S. Dollar	5,540,015	British Pound	4,274,825	Bank of America	1/27/21	(305,947)
U.S. Dollar	26,861,892	Australian Dollar	36,563,557	Bank of America	1/27/21	(1,329,781)
U.S. Dollar	2,687,395	British Pound	2,021,187	State Street	1/27/21	(76,644)
U.S. Dollar	265,668	British Pound	197,825	State Street	1/27/21	(4,864)
U.S. Dollar	1,354,946	British Pound	1,039,857	State Street	1/27/21	(67,092)
U.S. Dollar	8,250,594	Singapore Dollar	10,993,950	BNY Mellon	1/28/21	(71,019)
U.S. Dollar	2,999,663	Singapore Dollar	3,997,180	Citigroup	1/28/21	(25,909)
U.S. Dollar	50,777,852	European Euro	41,688,257	State Street	1/28/21	(177,193)
U.S. Dollar	11,976,795	British Pound	8,805,520	State Street	2/3/21	(65,534)
U.S. Dollar	1,053,468	Norwegian Krone	9,027,108	State Street	2/3/21	(1,082)

						$(12,314,251)

Total Net Forward Currency Contracts						$(11,941,872)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$372,379	$(12,314,251)

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$402,661,512

Investment securities, at value	$421,127,651
Interest and dividends receivable	1,376,705
Foreign currency, at value (cost $65,988)	68,648
Unrealized appreciation on forward currency contracts	372,379
Unrealized appreciation on spot currency contracts	66,915
Prepaid expenses	2,144

Total Assets	423,014,442

Liabilities:
Unrealized depreciation on forward currency contracts	12,314,251
Payable for capital shares redeemed	806
Manager fees payable	171,636
Administration fees payable	30,610
Distribution fees payable	85,818
Custodian fees payable	15,609
Administrative and compliance services fees payable	1,272
Transfer agent fees payable	1,087
Trustee fees payable	4,605
Other accrued liabilities	17,896

Total Liabilities	12,643,590

Net Assets	$410,370,852

Net Assets Consist of:
Paid in capital	$404,359,245
Total distributable earnings	6,011,607

Net Assets	$410,370,852

Shares of beneficial interest (unlimited number of shares authorized, no par value)	42,531,973
Net Asset Value (offering and redemption price per share)	$9.65

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$1,898,506
Dividends	22,177
Income from securities lending	161

Total Investment Income	1,920,844

Expenses:
Manager fees	2,374,448
Administration fees	163,053
Distribution fees	989,356
Custodian fees	62,780
Administrative and compliance services fees	7,045
Transfer agent fees	6,234
Trustee fees	23,715
Professional fees	19,583
Shareholder reports	11,606
Other expenses	8,117

Total expenses before reductions	3,665,937
Less expenses voluntarily waived/reimbursed by the Manager	(395,737)

Net expenses	3,270,200

Net Investment Income/(Loss)	(1,349,356)

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(9,978,604)
Net realized gains/(losses) on forward currency contracts	(2,694,607)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	23,551,465
Change in net unrealized appreciation/depreciation on forward currency contracts	(6,993,274)

Net realized and Change in net unrealized gains/losses on investments	3,884,980

Change in Net Assets Resulting From Operations	$2,535,624

See accompanying notes to the financial statements.

10

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$(1,349,356)	$526,595
Net realized gains/(losses) on investments	(12,673,211)	14,211,856
Change in unrealized appreciation/depreciation on investments	16,558,191	987,038

Change in net assets resulting from operations	2,535,624	15,725,489

Distributions to Shareholders:
Distributions	(9,025,103)	(24,665,739)

Change in net assets resulting from distributions to shareholders	(9,025,103)	(24,665,739)

Capital Transactions:
Proceeds from shares issued	65,979,498	12,381,360
Proceeds from dividends reinvested	9,025,103	24,665,739
Value of shares redeemed	(92,427,834)	(54,717,556)

Change in net assets resulting from capital transactions	(17,423,233)	(17,670,457)

Change in net assets	(23,912,712)	(26,610,707)
Net Assets:
Beginning of period	434,283,564	460,894,271

End of period	$410,370,852	$434,283,564

Share Transactions:
Shares issued	6,746,246	1,218,558
Dividends reinvested	935,244	2,514,346
Shares redeemed	(9,378,049)	(5,333,251)

Change in shares	(1,696,559)	(1,600,347)

See accompanying notes to the financial statements.

11

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020		2019	2018	2017	2016

Net Asset Value, Beginning of Period	$9.82		$10.06	$10.00	$9.96	$9.91

Investment Activities:
Net Investment Income/(Loss)	(0.03	)(a)	0.01 (a)	0.06	0.11	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.09		0.34	0.06	0.05	0.02

Total from Investment Activities	0.06		0.35	0.12	0.16	0.13

Distributions to Shareholders From:
Net Investment Income	(0.23)		(0.59)	(0.06)	(0.12)	(0.08)

Total Dividends	(0.23)		(0.59)	(0.06)	(0.12)	(0.08)

Net Asset Value, End of Period	$9.65		$9.82	$10.06	$10.00	$9.96

Total Return(b)	0.57%		3.50%	1.17%	1.57%	1.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$410,371		$434,284	$460,894	$506,088	$482,830
Net Investment Income/(Loss)	(0.34)%		0.12%	0.45%	1.11%	1.01%
Expenses Before Reductions(c)	0.93%		0.92%	0.91%	0.90%	0.90%
Expenses Net of Reductions	0.83%		0.82%	0.81%	0.80%	0.80%
Portfolio Turnover Rate	62%		35%	69%	83%	52%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $16 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had no open securities lending transactions as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2020, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2020, the monthly average notional amount for long contracts was $19.2 million and the monthly average notional amount for short contracts was $342.8 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$372,379	Unrealized depreciation on forward currency contracts	$12,314,251

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$(2,694,607)	$(6,993,274)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2020. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

As of December 31, 2020, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$372,379	$12,314,251

Total derivative assets and liabilities in the Statement of Assets and Liabilities	372,379	12,314,251
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(14,609)	(74,110)

Total assets and liabilities subject to a MNA	$357,770	$12,240,141

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$216,111	$(216,111)	$—	$—	$—
Barclays	50,704	(50,704)	—	—	—
State Street	90,955	(90,955)	—	—	—

Total	$357,770	$(357,770)	$—	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$5,136,005	$(216,111)	$—	$—	$4,919,894
Barclays	97,831	(50,704)	—	—	47,127
Citigroup	27,579	—	—	—	27,579
State Street	6,978,726	(90,955)	—	—	6,887,771

Total	$12,240,141	$(357,770)	$—	$—	$11,882,371

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $2,197 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become

16

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Corporate Bonds+	$—	$24,698,954	$—	$24,698,954
Foreign Bonds+	—	329,904,278	—	329,904,278
Yankee Debt Obligations+	—	50,403,196	—	50,403,196
Certificates of Deposit	—	4,001,484	—	4,001,484
Unaffiliated Investment Companies	12,119,739	—	—	12,119,739

Total Investment Securities	12,119,739	409,007,912	—	421,127,651

Other Financial Instruments:*
Forward Currency Contracts	—	(11,941,872)	—	(11,941,872)

Total Investments	$12,119,739	$397,066,040	$—	$409,185,779

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally presented in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$198,967,909	$239,594,353

For the year ended December 31, 2020, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$18,993,316	$30,511,807

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of

17

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $402,661,512. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,512,952
Unrealized (depreciation)	(46,813)

Net unrealized appreciation/(depreciation)	$18,466,139

As of the end of its tax year ended December 31, 2020, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA Five-Year Global Fixed Income Fund	$2,377,644	$5,973,059	$8,350,703

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$9,025,103	$—	$9,025,103

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$24,665,739	$—	$24,665,739

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2020

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Five-Year Global Fixed Income Fund	$—	$—	$(8,350,703)	$18,423,068	$10,072,365

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to mark-to-market of currency contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA Five-Year Global Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Five-Year Global Fixed Income Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

22

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

23

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® DFA International Core Equity Fund (the “Fund”) returned 7.25%. That compared to a 8.28% and 8.09% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1 respectively, each gross of withholding taxes.

Developed market equities outside the United States posted positive performance for the year, but trailed both U.S. and emerging markets equities. Overall, currencies in developed markets appreciated relative to the U.S. dollar. Both the Australian dollar and the euro performed particularly strongly. These currency movements had a positive impact on the Fund’s returns in U.S. dollar-denominated terms.*

Within the developed ex-U.S. equity universe, small-cap stocks outperformed both mid-cap and large-cap stocks during the period, and mid-cap stocks outperformed large-cap stocks. Growth stocks outperformed value stocks across all market cap sizes.

The Fund’s performance trailed that of both of its benchmarks during the period. The Fund’s bias toward value stocks hurt relative performance. However, the Fund’s tilt toward small-cap stocks offset some of this negative impact, as small-cap outperformed their mid- and large-cap counterparts.*

The Fund also includes exposure to Canadian equities, which are not included in the MSCI EAFE Index. Canada underperformed the overall benchmark for the period, detracting from relative returns.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® DFA International Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	7.25%	2.16%	6.76%	4.04%
MSCI EAFE Index (gross of withholding taxes)	8.28%	4.79%	7.97%	4.97%
MSCI EAFE Index (net of withholding taxes)	7.82%	4.28%	7.45%	4.47%
MSCI World Ex-USA Index (gross of withholding taxes)	8.09%	4.76%	8.19%	4.89%
MSCI World Ex-USA Index (net of withholding taxes)	7.59%	4.22%	7.64%	4.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.33%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA International Core Equity Fund	$1,000.00	$1,248.30	$6.50	1.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA International Core Equity Fund	$1,000.00	$1,019.36	$5.84	1.15%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	19.9%

Financials	14.6

Consumer Discretionary	14.2

Materials	11.6

Consumer Staples	8.3

Health Care	7.7

Information Technology	7.3

Communication Services	5.9

Energy	4.5

Utilities	3.5

Real Estate	2.7

Total Common Stocks and Preferred Stocks	100.2

Rights	— †

Warrant	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.6

Net other assets (liabilities)	(0.6)

Net Assets	100.0%

†	Represents less than 0.05%.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.9%):
Aerospace & Defense (1.0%):
4,047	Airbus SE*	$444,504
982	Avon Rubber plc	42,525
44,779	BAE Systems plc	299,448
6,187	CAE, Inc.	171,459
3,081	Chemring Group plc	12,005
15	Dassault Aviation SA*	16,453
504	Elbit Systems, Ltd.	66,462
89	Facc AG*	925
1,604	Kongsberg Gruppen ASA	33,011
9,452	Leonardo SpA	67,490
1,132	LISI*	27,973
20,980	Meggitt plc	134,019
873	MTU Aero Engines AG	227,431
19,005	QinetiQ Group plc	83,555
99,289	Rolls-Royce Holdings plc*	151,144
2,553	Saab AB*	74,314
2,582	Safran SA*	366,133
20,156	Senior plc*	24,609
25,500	Singapore Technologies Engineering, Ltd.	73,642
1,841	Thales SA	168,619
2,146	Ultra Electronics Holdings plc	60,833

		2,546,554

Air Freight & Logistics (0.6%):
31,587	Bollore, Inc.	130,604
6,117	BPOST SA*	63,475
2,399	Cia de Distribucion Integral Logista Holdings SA	46,502
6,355	CTT-Correios de Portugal SA*	18,151
10,513	Deutsche Post AG	520,198
5,994	Freightways, Ltd.	43,408
73	ID Logistics Group*	20,193
37,500	Kerry Network, Ltd.	82,403
2,300	Kintetsu World Express, Inc.	54,549
1,800	Konoike Transport Co., Ltd.	17,910
1,541	Mainfreight, Ltd.	77,023
1,800	Mitsui-Soko Holdings Co., Ltd.	40,198
1,146	Oesterreichische Post AG^	40,231
27,139	PostNL NV*	92,563
35,743	Royal Mail plc*	165,175
900	SBS Holdings, Inc.	22,834
3,000	SG Holdings Co., Ltd.	81,906
27,700	Singapore Post, Ltd.	14,795
5,312	Wincanton plc*	18,512
36	XPO Logistics Europe SADIR*	12,313
3,700	Yamato Holdings Co., Ltd.	94,525

		1,657,468

Airlines (0.3%):
1,985	Air France-KLM*^	12,432
26,921	Air New Zealand, Ltd.	34,840
1,200	ANA Holdings, Inc.	26,535
57,347	Cathay Pacific Airways, Ltd.*	53,042
9,717	Deutsche Lufthansa AG, Registered Shares*	128,408
4,978	easyJet plc	56,777
1,728	Exchange Income Corp.	49,748
13,156	International Consolidated Airlines Group SA	28,788
4,400	Japan Airlines Co., Ltd.*	85,258
6,945	JET2 plc*	134,648

Shares		Value
Common Stocks, continued
Airlines, continued
10,411	Qantas Airways, Ltd.	$38,973
29,100	Singapore Airlines, Ltd.*	94,079

		743,528

Auto Components (2.1%):
1,000	Aisan Industry Co., Ltd.	4,669
2,900	Aisin Sieki Co., Ltd.	87,166
7,300	Akebono Brake Industry Co., Ltd.*	8,847
1,027	Akwel	28,752
2,343	Arb Corp., Ltd.	55,656
266	Autoneum Holding AG*	48,349
3,367	Brembo SpA*	44,185
10,600	Bridgestone Corp.	348,250
1,647	Bulten AB*	17,803
11	Burelle SA	10,720
3,874	CIE Automotive SA	104,489
3,565	Compagnie Generale des Establissements Michelin SCA, Class B	457,469
1,922	Continental AG	284,764
2,800	Daido Metal Co., Ltd.	13,876
2,400	Daikyonishikawa Corp.	19,413
2,000	Denso Corp.	119,096
11,875	Dometic Group AB(a)	157,184
1,800	Eagle Industry Co., Ltd.	17,307
673	Edag Engineering Group AG*	7,423
1,724	ElringKlinger AG*	33,409
1,700	Exedy Corp.	20,906
3,980	Faurecia SA*	204,013
2,300	FCC Co., Ltd.	39,814
1,000	F-Tech, Inc.	6,025
4,000	Futaba Industrial Co., Ltd.	20,518
1,400	G-Tekt Corp.	20,431
4,119	Gud Holdings, Ltd.	37,288
1,786	Hella GmbH & Co. KGaA*	115,517
1,600	Hi-Lex Corp.	23,834
700	H-One Co., Ltd.	5,627
300	Imasen Electric Industrial	2,177
1,800	Kasai Kogyo Co., Ltd.	6,602
800	Koito Manufacturing Co., Ltd.	54,419
250,591	Kongsberg Automotive ASA*	10,061
1,400	KYB Corp.*	32,157
2,493	Leoni AG*	20,254
2,733	Linamar Corp.	144,778
9,928	Magna International, Inc.	702,902
1,150	Magna Internationl, Inc.	81,423
6,366	Martinrea International, Inc.	74,329
2,000	Mitsuba Corp.*	8,860
3,200	Musashi Seimitsu Industry Co., Ltd.	50,848
4,800	NGK Spark Plug Co., Ltd.	82,192
6,600	NHK SPRING Co., Ltd.	45,402
600	Nichirin Co., Ltd.	9,732
3,600	Nifco, Inc.	141,389
2,200	Nippon Seiki Co., Ltd.	24,895
2,700	NOK Corp.	29,089
5,985	Nokian Renkaat OYJ	209,128
800	Ohashi Technica, Inc.	11,241
2,600	Pacific Industrial Co., Ltd.	27,054
1,800	Piolax, Inc.	27,669

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Auto Components, continued
13,329	Pirelli & C SpA*(a)	$72,100
2,839	Plastic Omnium SA	98,545
6,300	Press Kogyo Co., Ltd.	18,719
3,582	PWR Holdings, Ltd.	12,483
400	Riken Corp.	8,263
4,208	SAF-Holland SE*	57,615
1,900	Sanoh Industrial Co., Ltd.	17,361
2,535	Schaeffler AG	21,172
1,200	Shoei Co., Ltd.	48,260
1,800	Stanley Electric Co., Ltd.	58,095
12,500	Sumitomo Electric Industries, Ltd.	165,845
2,900	Sumitomo Riko Co., Ltd.	17,117
7,700	Sumitomo Rubber Industries, Ltd.	66,366
300	T RAD Co., Ltd.	3,893
1,400	Tachi-S Co., Ltd.	15,975
800	Taiho Kogyo Co., Ltd.	5,558
8,119	TI Fluid Systems plc(a)	27,147
2,500	Tokai Rika Co., Ltd.	42,366
2,500	Topre Corp.	38,391
6,800	Toyo Tire Corp.	103,600
1,700	Toyoda Gosei Co., Ltd.	49,425
3,500	Toyota Boshoku Corp.	56,899
700	Toyota Industries Corp.	55,647
1,500	TPR Co., Ltd.	20,622
1,400	TS Tech Co., Ltd.	43,352
2,000	Unipres Corp.	18,836
2,847	Valeo SA	112,425
66,000	Xinyi Glass Holdings, Ltd.	184,704
6,500	Yokohama Rubber Co., Ltd. (The)	96,884
600	Yorozu Corp.	6,025

		5,703,091

Automobiles (2.4%):
7,259	Bayerische Motoren Werke AG (BMW)	640,641
12,614	Daimler AG, Registered Shares	890,584
1,019	Ferrari NV	233,881
28,375	Fiat Chrysler Automobiles NV*	507,335
12,300	Honda Motor Co., Ltd.	343,567
8,600	Isuzu Motors, Ltd.	81,889
7,900	Mazda Motor Corp.	53,147
8,800	Mitsubishi Motors Corp.	18,556
24,000	Nissan Motor Co., Ltd.*	130,585
2,700	Nissan Shatai Co., Ltd.	22,425
14,678	Piaggio & C SpA	48,293
23,694	PSA Peugeot Citroen SA*	648,354
3,686	Renault SA*	161,264
4,600	Subaru Corp.	92,186
2,800	Suzuki Motor Corp.	130,014
28,624	Toyota Motor Corp.	2,195,177
28	Toyota Motor Corp., ADR	4,328
358	Volkswagen AG	74,405
5,100	Yamaha Motor Co., Ltd.	104,300

		6,380,931

Banks (7.0%):
3,000	77th Bank	41,147
3,666	ABN AMRO Group NV*(a)	35,957
15,084	AIB Group plc	31,026
500	Aichi Bank, Ltd. (The)	14,281

Shares		Value
Common Stocks, continued
Banks, continued
1,500	Akita Bank, Ltd. (The)	$20,024
3,329	Aktia Bank OYJ*	39,799
1,200	Aomori Bank, Ltd. (The)	27,956
3,300	Aozora Bank, Ltd.^	60,973
12,908	Australia & New Zealand Banking Group, Ltd.	226,146
2,000	Awa Bank, Ltd. (The)	45,570
19,504	Banca Monte dei Paschi di Siena SpA*^	24,780
21,166	Banca Popolare di Sondrio SCPA*	56,397
48,272	Banco Bilbao Vizcaya Argentaria SA	236,603
36,557	Banco Bilbao Vizcaya Argentaria SA, ADR	180,592
44,790	Banco Bpm SpA*	98,324
106,975	Banco Comercial Portugues SA, Class R*	15,938
238,968	Banco de Sabadell SA	105,195
6,287	Banco Santander SA, ADR	19,175
75,653	Banco Santander SA	234,863
8,101	Bank Hapoalim BM	55,645
16,175	Bank Leumi Le-Israel Corp.	95,560
36,738	Bank of East Asia, Ltd. (The)	78,747
974	Bank of Georgia Group plc*	16,257
29,096	Bank of Ireland Group plc*	118,182
900	Bank of Iwate, Ltd. (The)	17,544
1,200	Bank of Kyoto, Ltd. (The)	62,837
6,527	Bank of Montreal	496,248
1,617	Bank of Montreal	122,962
500	Bank of Nagoya, Ltd. (The)	12,455
9,618	Bank of Nova Scotia	519,757
820	Bank of Okinawa, Ltd. (The)	21,918
23,359	Bank of Queensland, Ltd.	139,454
1,100	Bank of Saga, Ltd. (The)	14,031
2,000	Bank of The Ryukyus, Ltd.	14,873
50,112	Bankia SA	88,809
23,015	Bankinter SA	124,524
71	Banque Cantonale de Geneve	12,765
916	Banque Cantonale Vaudois, Registered Shares	99,641
35,666	Barclays plc, ADR	284,971
21,540	Bendigo & Adelaide Bank, Ltd.	154,845
218	Berner Kantonalbank AG	56,167
4,368	BNP Paribas SA*	230,357
38,542	BOC Hong Kong Holdings, Ltd.	117,133
34,804	BPER Banca*	63,019
59,686	CaixaBank SA	153,360
200	Canadian Imperial Bank of Commerce	17,085
5,889	Canadian Imperial Bank of Commerce	503,333
4,227	Canadian Western Bank	95,055
11,600	Chiba Bank, Ltd. (The)	63,983
4,300	Chiba Kogyo Bank, Ltd. (The)	10,393
10,000	Chong Hing Bank, Ltd.	12,125
6,200	Chugoku Bank, Ltd. (The)	50,037
700	Chukyo Bank, Ltd. (The)	13,268
31,551	Commerzbank AG*	203,002
11,410	Commonwealth Bank of Australia	722,903
12,500	Concordia Financial Group, Ltd.	44,343
8,297	Credit Agricole SA	104,756
5,165	Credito Emiliano SpA*	27,936
3,488	Credito Valtellinese SpA*	49,121
16,000	Dah Sing Banking Group, Ltd.	16,434
5,600	Dah Sing Financial Holdings, Ltd.	15,793

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
1,900	Daishi Hokuetsu Financial Group, Inc.	$41,169
11,388	Danske Bank A/S	188,883
7,944	DBS Group Holdings, Ltd.	150,294
7,483	DNB ASA*	147,561
1,600	Ehime Bank, Ltd. (The)	15,472
2,450	Erste Group Bank AG*	73,957
6,500	Fidea Holdings Co., Ltd.	6,682
13,601	Finecobank Banca Fineco SpA*	221,935
3,600	First Bank of Toyama, Ltd. (The)	9,848
1,816	First International Bank of Israel	48,268
1,000	Fukui Bank, Ltd. (The)	18,440
5,800	Fukuoka Financial Group, Inc.	103,975
2,200	Fukushima Bank, Ltd. (The)	4,186
19,400	Gunma Bank, Ltd. (The)	60,185
9,200	Hachijuni Bank, Ltd. (The)	30,802
5,105	Hang Seng Bank, Ltd.	88,214
28,400	Heartland Group Holdings Npv	33,904
11,800	Hirogin Holdings, Inc.	66,398
1,000	Hokkoku Bank, Ltd. (The)	25,408
6,000	Hokuhoku Financial Group, Inc.	57,402
27,566	HSBC Holdings plc, ADR*	714,235
9,400	Hyakugo Bank, Ltd. (The)	27,308
1,000	Hyakujushi Bank, Ltd. (The)	14,413
17,920	ING Groep NV*	169,741
127,279	Intesa Sanpaolo SpA*	296,909
15,332	Isreal Discount Bank	59,204
9,500	Iyo Bank, Ltd. (The)	59,947
620	Jimoto Holdings, Inc.	4,967
1,200	Juroku Bank, Ltd. (The)	21,951
2,048	Jyske Bank A/S*	77,756
4,842	Kansai Mirai Financial Group,Inc.	23,622
3,511	KBC Group NV*	246,045
5,800	Keiyo Bank, Ltd. (The)	23,464
400	Kita-Nippon Bank, Ltd. (The)	7,906
2,500	Kiyo Bank, Ltd. (The)	35,945
16,490	Kyushu Financial Group, Inc.	68,089
1,296	Laurentian Bank of Canada	31,771
120,273	Liberbank SA*	37,076
562	Liechtensteinische Landesbank AG	33,336
149,457	Lloyds Banking Group plc*	75,328
96,996	Lloyds TSB Group plc, ADR	190,112
162	Luzerner Kantonalbank AG	73,389
24,670	Mebuki Financial Group, Inc.	48,905
9,651	Mediobanca SpA*	88,194
700	Michinoku Bank, Ltd. (The)	6,795
62,500	Mitsubishi UFJ Financial Group, Inc.	276,830
800	Miyazaki Bank, Ltd. (The)	17,114
3,605	Mizrahi Tefahot Bank, Ltd.	83,632
12,880	Mizuho Financial Group, Inc.	164,206
1,300	Musashino Bank, Ltd. (The)	18,865
800	Nagano Bank, Ltd. (The)	10,530
1,300	Nanto Bank, Ltd. (The)	22,086
25,880	National Australia Bank, Ltd.	451,423
9,441	National Bank of Canada	531,432
19,782	Natwest Group plc, ADR*	89,415
50,252	Natwest Group plc	116,205
7,200	Nishi-Nippon Holdings, Inc.	46,425

Shares		Value
Common Stocks, continued
Banks, continued
24,588	Nordea Bank AB*	$200,869
17,400	North Pacific Bank, Ltd.	36,993
7,556	Norwegian Finans Holding ASA*	64,104
1,800	Ogaki Kyoritsu Bank, Ltd. (The)	36,794
1,000	Oita Bank, Ltd. (The)	19,737
16,822	Oversea-Chinese Banking Corp., Ltd.	127,922
28,000	Public Financial Holdings, Ltd.	7,595
7,184	Raiffeisen International Bank-Holding AG*	145,075
26,700	Resona Holdings, Inc.	94,033
1,393	Ringkjoebing Landbobank A/S	126,808
12,263	Royal Bank of Canada	1,006,302
10,941	Royal Bank of Canada	899,127
1,190	San Ju San Financial Group, Inc.	14,575
6,200	San-In Godo Bank, Ltd. (The)	29,771
4,451	Sbanken ASA*(a)	35,821
11,600	Senshu Ikeda Holdings, Inc.	16,646
24,500	Seven Bank, Ltd.	51,805
1,300	Shiga Bank, Ltd. (The)	26,574
1,000	Shikoku Bank, Ltd. (The)	6,623
400	Shimizu Bank, Ltd. (The)	6,657
5,900	Shinsei Bank, Ltd.	73,228
3,800	Shizuoka Bank, Ltd. (The)	27,996
7,610	Skandinaviska Enskilda Banken AB, Class A*	78,156
12,213	Societe Generale	254,391
4,543	Spar Nord Bank A/S*	44,685
8,634	Sparebank 1 Sr-Bank ASA*	91,987
121	St. Galler Kantonalbank AG	56,833
42,689	Standard Chartered plc	273,695
7,000	Sumitomo Mitsui Financial Group, Inc.	216,633
1,900	Sumitomo Mitsui Trust Holdings, Inc.	58,923
1,500	Suruga Bank, Ltd.	4,949
12,310	Svenska Handelsbanken AB, Class A*	123,572
3,421	Swedbank AB, Class A*	60,176
3,208	Sydbank A/S*	70,818
8,700	Tochigi Bank, Ltd. (The)	14,498
6,500	Toho Bank, Ltd. (The)	13,167
1,100	Tokyo Kiraboshi Financial Group, Inc.	11,835
7,500	Tomony Holdings, Inc.	22,874
2,200	Toronto-Dominion Bank (The)	124,322
7,456	Toronto-Dominion Bank (The)	420,668
2,100	Towa Bank, Ltd. (The)	12,912
6,200	Tsukuba Bank, Ltd.	11,111
60,591	Unicaja Banco SA*(a)	52,981
35,794	Unicredit SpA	331,189
8,727	United Overseas Bank, Ltd.	149,021
682	Valiant Holding AG	66,926
764	Van Lanschot Kempen NV*	19,607
34,734	Virgin Money UK plc*	64,870
582	Walliser Kantonalbank, Registered Shares	69,056
26,371	Westpac Banking Corp.	393,391
1,600	Yamagata Bank, Ltd. (The)	16,022
7,200	Yamaguchi Financial Group, Inc.	40,838
1,800	Yamanashi Chuo Bank, Ltd. (The)	13,493
6	Zuger Kantonalbank AG	43,342

		18,575,924

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Beverages (1.3%):
1,900	Andrew Peller, Ltd.	$15,645
8,852	Anheuser-Busch InBev NV	618,521
4,300	Asahi Breweries, Ltd.	177,265
10,973	Britvic plc	121,889
11,716	C&C Group plc*	36,470
1,053	Carlsberg A/S, Class B	168,843
11,116	Coca-Cola Amatil, Ltd.	110,840
2,200	Coca-Cola Bottlers Japan Holdings, Inc.	34,378
4,383	Coca-Cola European Partners plc	211,601
3,906	Coca-Cola HBC AG	127,021
5,510	David Campari-Milano NV	63,017
4,082	Diageo plc, ADR	648,262
1,644	Fevertree Drinks plc	56,924
1,838	Heineken NV	204,947
900	ITO EN, Ltd.	56,957
4,900	Kirin Holdings Co., Ltd.	115,708
109	Laurent-Perrier	9,986
653	Olvi OYJ	38,676
412	Pernod Ricard SA	78,965
4,250	Primo Water Corp.	66,653
307	Remy Cointreau SA	57,052
1,549	Royal Unibrew A/S	179,619
4,000	Sapporo Breweries, Ltd.	77,317
3,457	Stock Spirits Group plc	12,708
1,000	Suntory Beverage & Food, Ltd.	35,399
2,800	Takara Holdings, Inc.	35,029
6,474	Treasury Wine Estates, Ltd.	46,953

		3,406,645

Biotechnology (0.4%):
143	Argenx SE*	42,148
788	Bavarian Nordic A/S*	24,175
906	Biogaia AB	59,160
486	Biotest AG	16,682
3,023	CSL, Ltd.	660,422
225	Galapagos NV*	22,137
470	Genmab A/S*	190,137
634	Genus plc	36,420
5,747	Knight Therapeutics, Inc.*	24,158
6,442	Mesoblast, Ltd.*	11,093
300	Peptidream, Inc.*	15,249
475	Pharma Mar SA	41,269
1,008	Swedish Orphan Biovitrum AB*	20,236
1,155	Zealand Pharma A/S*	41,964

		1,205,250

Building Products (1.2%):
4,300	AGC, Inc.	150,194
1,100	AICA Kogyo Co., Ltd.	38,120
2,028	Arbonia AG	32,428
1,049	ASSA Abloy AB, Class B	25,814
12	Belimo Holding AG, Registered Shares	104,263
2,400	Bunka Shutter Co., Ltd.	22,653
1,800	Central Glass Co., Ltd.	39,324
11,276	Compagnie de Saint-Gobain SA*	516,973
2,400	Daikin Industries, Ltd.	534,598
114	dorma kaba Holding AG	64,709
567	Geberit AG, Registered Shares	354,878
12,489	Gwa Group, Ltd.	33,774
3,298	Inrom Construction Industries, Ltd.	16,096

Shares		Value
Common Stocks, continued
Building Products, continued
2,938	Inwido AB*	$42,867
2,479	Kingspan Group plc*	174,004
4,017	Lindab International AB	83,202
3,900	Lixil Corp.	84,718
600	Maeda Kosen Co., Ltd.	15,798
1,796	Nibe Industrier AB, Class B	59,003
3,200	Nichias Corp.	76,375
1,100	Nichiha Corp.	34,692
1,600	Nippon Hume Corp.	12,446
2,401	Nordic Waterproofing Holding AB*	47,913
1,500	Noritz Corp.	23,464
1,400	Okabe Co., Ltd.	10,524
5,784	Polypipe Group plc*	47,533
144	Rockwool International A/S	48,535
290	ROCKWOOL International A/S, Class B	108,609
1,900	Sankyo Tateyama, Inc.	14,993
7,800	Sanwa Holdings Corp.	90,835
47	Schweiter Technologies AG	77,741
900	Shin Nippon Air Technologies Co., Ltd.	19,589
1,800	Sinko Industries, Ltd.	31,033
1,211	Systemair AB*	37,972
1,800	Takara Standard Co., Ltd.	26,491
2,310	Tarkett SA*	40,836
7,093	Tyman plc*	33,875
3,400	Uponor OYJ	75,402
638	Zehnder Group AG	42,582

		3,294,856

Capital Markets (2.8%):
12,426	3i Group plc	198,494
24,792	ABG Sundal Collier Holding ASA	18,480
3,200	AGF Management, Ltd.	15,287
1,600	Aizawa Securities Co., Ltd.	11,468
2,242	AJ Bell plc	13,303
143	Alantra Partners SA	2,324
2,800	Alaris Equity Partners Income	33,243
1,655	Altamir	40,357
817	Amundi SA(a)	66,704
7,128	Anima Holding SpA(a)	33,624
9,209	Ashmore Group plc	54,346
670	ASX, Ltd.	37,210
4,255	Avanza Bank Holding AB	119,869
5,188	Azimut Holding SpA	112,480
2,819	Banca Generali SpA*	93,698
521	Bellevue Group AG	18,131
8,900	Brewin Dolphin Holdings plc	37,350
1,678	Brookfield Asset Management, Inc., Class A	69,251
2,865	Bure Equity AB	102,648
2,497	Canaccord Genuity Group, Inc.	21,896
7,682	CI Financial Corp.	95,248
117	Cie Financiere Tradition SA	14,552
5,230	Close Brothers Group plc	98,881
20,849	Credit Suisse Group AG	268,305
18,300	Daiwa Securities Group, Inc.	83,477
4,462	Dea Capital SpA	6,177
10,467	Deutsche Bank AG, Registered Shares*	114,090
12,602	Deutsche Bank AG, Registered Shares*	137,181
1,138	Deutsche Beteiligungs AG	46,017

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,924	Deutsche Boerse AG	$326,596
1,252	Eastnine AB	19,032
5,622	EFG International AG	37,081
258,000	Emperor Capital Group, Ltd.*	4,293
2,588	Euronext NV(a)	285,117
2,000	Fiera Capital Corp.	16,783
2,372	Flow Traders(a)	78,401
10,649	GAM Holding AG*	26,023
2,674	Georgia Capital plc*	19,679
795	Gimv NV	48,574
2,400	GMO Financial Holdings, Inc.	16,592
1,675	Guardian Capital Group, Ltd., Class A	35,469
142,000	Guotai Junan International Hol^	19,064
135,243	Haitong International Securities	32,650
5,422	Hargreaves Lansdown plc	113,176
8,194	Hong Kong Exchanges & Clearing, Ltd.	450,688
11,954	IG Group Holdings plc	140,953
1,732	IGM Financial, Inc.	46,964
218	Ina Invest Holding AG*	4,807
5,941	Intermediate Capital Group plc	140,367
22,533	Investec plc	58,246
28,134	IOOF Holdings, Ltd.	76,434
60,525	IP Group plc*	82,083
1,700	IwaiCosmo Holdings, Inc.	21,616
1,400	JAFCO Group Co., Ltd.	69,964
4,800	Japan Exchange Group, Inc.	122,750
4,092	Julius Baer Group, Ltd.	237,107
17,082	Jupiter Fund Management plc	65,572
138,000	Kingston Financial Group, Ltd.	12,106
800	Kyokuto Securities Co., Ltd.	5,364
760	London Stock Exchange Group plc	93,667
2,447	Macquarie Group, Ltd.	261,418
2,131	Magellan Financial Group, Ltd.	88,699
50,276	Man Group plc/Jersey	95,424
2,300	Marusan Securities Co., Ltd.	10,338
1,180,000	Mason Group Holdings, Ltd.*	4,563
2,900	Mito Securities Co., Ltd.	6,418
3,035	MLP SE	20,021
7,700	Monex Group, Inc.	28,998
33,189	Natixis*	114,221
4,265	Navigator Global Investments, Ltd.	5,722
5,522	Netwealth Group, Ltd.	68,349
11,266	Ninety One plc	35,689
19,100	Nomura Holdings, Inc.	101,125
21,388	NZX, Ltd.	30,183
9,500	Okasan Securities Group, Inc.	34,604
2,701	Pacific Current Group, Ltd.	12,834
253	Partners Group Holding AG	295,627
8,321	Pendal Group, Ltd.	41,931
1,616	Perpetual, Ltd.	43,348
11,593	Platinum Asset Management, Ltd.	36,489
2,595	Polar Capital Holdings plc	24,833
56,593	Quilter plc(a)	118,976
565	Rathbone Brothers plc	11,907
9,785	Ratos AB, Class B	45,755
1,549	Rothschild & Co.*	48,775
2,800	SBI Holdings, Inc.	66,529

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,783	Schroders plc	$81,428
1,368	Schroders plc	42,643
11,400	Singapore Exchange, Ltd.	80,253
430	Sprott, Inc.	12,488
8,652	St. James Place plc	134,212
700	Strike Co., Ltd.	34,728
667	Swissquote Group Holding SA	64,832
2,584	Tamburi Investment Partners SP	21,731
331	TMX Group, Ltd.	33,066
8,500	Tokai Tokyo Financial Holdings, Inc.	25,185
4,000	Toyo Securities Co., Ltd.	5,166
22,042	TP ICAP plc	72,054
15,471	UBS Group AG	216,457
18,081	Uob-Kay Hian Holdings, Ltd.	19,435
1,325	Vontobel Holding AG	104,364
245	Vp Bank AG, Registered Shares	30,993
550	VZ Holding AG	50,241

		7,353,361

Chemicals (4.0%):
900	Achilles Corp.	12,357
3,300	Adeka Corp.	57,875
3,982	Air Liquide SA	653,477
7,800	Air Water, Inc.	139,187
2,028	Akzo Nobel NV	217,818
700	Arakawa Chemical Industries, Ltd.	8,032
3,549	Arkema SA	405,609
28,500	Asahi Kasei Corp.	293,183
1,100	ASAHI YUKIZAI Corp.	16,122
3,175	BASF SE	250,682
3,760	Borregaard ASA	62,306
52,400	China Sunsine Chemical Holdings, Ltd.	19,629
1,540	Christian Hansen Holding A/S*	158,475
1,600	CI Takiron Corp.	10,708
10,241	Clariant AG	217,659
2,528	Corbion NV	142,188
4,483	Covestro AG(a)	276,488
2,733	Croda International plc	246,879
1,000	Dai Nippon Toryo Co., Ltd.	9,351
7,200	Daicel Corp.	52,821
900	Dainichiseika Color & Chemical	21,026
4,300	Dainippon Ink & Chemicals, Inc.	109,081
4,000	Denka Co., Ltd.	156,416
18,377	Elementis plc*	28,767
108	EMS-Chemie Holding AG	104,219
8,516	Ercros SA	22,372
9,485	Essentra plc*	39,758
60,321	Evolva Holding SA*	13,689
1,699	Evonik Industries AG	55,345
1,728	Fuchs Petrolub AG	98,078
624	FUCHS Petrolub SE	28,852
300	Fujimori Kogyo Co., Ltd.	13,881
1,400	Fuso Chemical Co., Ltd.	50,431
37	Givaudan SA, Registered Shares	155,907
29	Gurit Holding AG	81,530
835	H&R GMBH & Co. KGAA*	5,571
4,570	Hexpol AB	48,863
700	Hodogaya Chemical Co., Ltd.	34,520

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Chemicals, continued
11,243	ICL Group, Ltd.	$57,437
27,517	Incitec Pivot, Ltd.*	48,528
1,500	Ishihara Sangyo Kaisha, Ltd.	9,085
1,000	JCU Corp.	38,574
6,711	Johnson Matthey plc	222,767
700	Jsp Corp.	11,739
2,000	JSR Corp.	55,871
5,063	K+S AG, Registered Shares	48,084
2,000	Kaneka Corp.	70,275
1,100	Kansai Paint Co., Ltd.	33,899
5,000	Kanto Denka Kogyo Co., Ltd.	38,433
4,999	Kemira OYJ	78,313
1,400	Kh Neochem Co., Ltd.	37,180
1,500	Koatsu Gas Kogyo Co., Ltd.	11,574
2,070	Koninklijke DSM NV	356,545
1,000	Konishi Co., Ltd.	16,243
11,800	Kuraray Co., Ltd.	126,048
800	Kureha Corp.	56,465
3,627	Lanxess AG	278,095
671	Lenzing AG*	68,131
1,300	Lintec Corp.	28,834
2,350	Methanex Corp.	108,288
12,300	Mitsubishi Chemical Holdings Corp.	74,835
3,200	Mitsubishi Gas Chemical Co., Inc.	73,689
3,400	Mitsui Chemicals, Inc.	99,900
800	Nihon Kagaku Sangyo Co., Ltd.	8,548
2,300	Nihon Nohyaku Co., Ltd.	11,269
2,600	Nihon Parkerizing Co., Ltd.	27,049
600	Nippon Chemical Industrial Co., Ltd.	16,382
5,500	Nippon Kayaku Co., Ltd.	51,010
1,400	Nippon Pillar Packing Co., Ltd.	21,907
3,000	Nippon Sanso Holdings Corp.	55,823
700	Nippon Shokubai Co., Ltd.	39,383
800	Nippon Soda Co., Ltd.	23,877
2,400	Nissan Chemical Corp.	150,444
1,500	Nitto Denko Corp.	134,709
700	NOF Corp.	35,599
1,831	Novozymes A/S, Class B	105,100
14,367	Nufarm, Ltd.*	45,451
2,200	Nutrien, Ltd.	105,860
4,481	Nutrien, Ltd.	215,805
1,600	OCI NV*	30,843
500	Okamoto Industries, Inc.	19,206
600	Okura Industrial Co., Ltd.	11,118
3,258	Orica, Ltd.	38,095
1,000	Osaka Organic Chemical Industry, Ltd.	31,080
2,613	Recticel SA	34,226
2,800	Riken Technos Corp.	12,252
500	Sakai Chemical Industry Co., Ltd.	9,567
2,400	Sakata Inx Corp.	26,976
700	Sanyo Chemical Industries, Ltd.	37,426
900	Sekisui Plastics Co., Ltd.	4,626
1,100	Shikoku Chemicals Corp.	12,816
1,200	Shin-Etsu Chemical Co., Ltd.	210,107
1,800	Shin-Etsu Polymer Co., Ltd.	16,467
5,600	Showa Denko K.K.	120,018
1,873	Sika AG	511,506

Shares		Value
Common Stocks, continued
Chemicals, continued
1,754	SOL SpA	$29,966
1,166	Solvay SA	138,164
400	Stella Chemifa Corp.	12,886
1,500	Sumitomo Bakelite Co., Ltd.	51,865
19,100	Sumitomo Chemical Co., Ltd.	76,960
300	Sumitomo Seika Chemicals Co. Ltd.	11,952
2,031	Symrise AG	268,591
18,622	Synthomer plc	114,559
700	T Hasegawa Co., Ltd.	14,733
1,200	T&K Toka Co., Ltd.	10,192
300	Taiyo Holdings Co., Ltd.	17,785
600	Takasago International Corp.	13,851
600	Tayca Corp.	8,798
9,600	Teijin, Ltd.	181,043
500	Tenma Corp.	9,902
1,223	Tessenderlo Group SA*	48,793
2,007	Tikkurila OYJ	61,038
4,900	Toagosei Co., Ltd.	57,834
8,100	Tokai Carbon Co., Ltd.	101,645
4,100	Tokuyama Corp.	92,274
600	Tokyo Ohka Kogyo Co., Ltd.	42,249
29,500	Toray Industries, Inc.	175,073
5,100	Tosoh Corp.	79,921
1,200	Toyo Ink SC Holdings Co., Ltd.	23,040
5,000	Toyobo Co., Ltd.	66,979
6,000	Ube Industries, Ltd.	109,377
3,116	Umicore SA	149,671
1,909	Victrex plc	61,291
329	Wacker Chemie AG	46,923
997	Yara International ASA	41,455
2,900	Zeon Corp.	41,838

		10,703,177

Commercial Services & Supplies (1.5%):
800	AEON Delight Co., Ltd.	20,842
17,026	Aggreko plc	145,847
26,048	Babcock International Group plc*	100,054
748	Befesa SA(a)	47,246
1,800	Bell System24 Holdings, Inc.	28,252
13,069	Biffa plc*(a)	40,833
896	Bilfinger SE	28,307
13,431	Bingo Industries, Ltd.	25,283
1,670	Black Diamond Group, Ltd.*	3,569
14,490	Brambles, Ltd.	118,691
5,960	Bravida Holding AB(a)	79,466
800	Calian Group, Ltd.	41,587
2,850	Caverion Corp.*	20,225
300	Central Security Patrols Co., Ltd.	10,447
338	Cewe Stiftung & Co. KGAA	38,231
46,000	Cleanaway Waste Management, Ltd.	83,595
10,948	Collection House, Ltd.*	3,434
1,829	Coor Service Management Holding AB*(a)	16,097
2,400	CTS Co., Ltd.	22,310
4,400	Dai Nippon Printing Co., Ltd.	79,378
1,000	Daiseki Co., Ltd.	29,356
6,041	De La Rue plc*	13,961
3,731	Derichebourg SA	26,811
2,180	Dexterra Group, Inc.	11,117

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
35,378	Downer EDI, Ltd.	$145,568
1,100	Duskin Co., Ltd.	30,660
2,064	Edenred	117,095
1,700	EF-ON, Inc.	20,532
9,528	Elis SA*	159,575
79,627	G4S plc*	276,330
435	GL Events*	5,339
16,464	HomeServe plc	230,929
900	Inaba Seisakusho Co., Ltd.	12,123
2,297	Intrum AB	59,736
5,989	ISS A/S*	103,525
1,800	Itoki Corp.	5,843
38,566	IWG plc*	181,176
800	Japan Elevator Service Holdings Co., Ltd.	20,371
3,300	Kokuyo Co., Ltd.	44,763
400	Kyodo Printing Co., Ltd.	11,223
2,302	Lassila & Tikanoja OYJ	42,129
4,748	Loomis AB	130,505
700	Matsuda Sangyo Co., Ltd.	12,139
5,449	Mears Group plc*	11,494
72,758	Mitie Group plc*	40,805
2,100	Mitsubishi Pencil Co., Ltd.	27,996
1,400	NAC Co., Ltd.	12,654
15,900	Nippon Parking Development Co., Ltd.	23,739
1,600	Okamura Corp.	14,351
1,100	Oyo Corp.	13,071
2,700	Park24 Co., Ltd.	47,007
2,696	PayPoint plc	24,048
1,400	Pilot Corp.	39,432
2,400	Prestige International, Inc.	21,218
13,654	Prosegur Cia de Seguridad SA	40,684
2,400	Relia, Inc.	29,877
11,583	Renewi plc*	6,478
23,855	Rentokil Initial plc*	166,332
2,500	Ritchie Bros Auctioneers, Inc.	173,804
3,299	RPS Group plc*	3,159
900	Sato Holdings Corp.	19,460
400	SECOM Co., Ltd.	36,937
6,430	Securitas AB, Class B	103,733
3,267	Smartgroup Corp., Ltd.	17,213
787	Societe BIC SA	44,489
400	Sohgo Security Services Co., Ltd.	20,764
4,477	Spie SA*	97,516
1,300	Takeei Corp.	16,007
1,769	Tomra Systems ASA	87,308
2,600	Toppan Forms Co., Ltd.	26,666
3,280	Toppan Printing Co., Ltd.	46,320
4,470	Transcontinental, Inc.	72,036
980	Waste Connections, Inc.	100,519
290	Waste Connections, Inc.	29,741

		4,059,358

Communications Equipment (0.2%):
2,792	Adva Optical Networking Se*	24,081
700	Aiphone Co., Ltd.	11,544
700	DKK Co., Ltd.	18,154
500	Icom, Inc.	13,185
36,947	Nokia OYJ*	140,890

Shares		Value
Common Stocks, continued
Communications Equipment, continued
10,200	Quarterhill, Inc.	$20,517
418	RTX A/S*	16,120
2,600	Sierra Wireless, Inc.*	37,835
13,461	Spirent Communications plc	48,499
8,280	Telefonaktiebolaget LM Ericsson, Class B	98,239
9,300	VTech Holdings, Ltd.	72,180

		501,244

Construction & Engineering (2.2%):
4,558	ACS Actividades de Construccion y Servicios SA	151,310
3,143	Adapteo OYJ*	36,282
3,353	Aecon Group, Inc.	43,101
1,894	AF Gruppen ASA	38,850
4,247	Arcadis NV*	140,392
300	Asanuma Corp.	11,602
1,130	Ashtrom Group, Ltd.	22,409
1,410	Badger Daylighting, Ltd.	42,133
20,372	Balfour Beatty plc*	75,352
375	Bauer AG*	4,820
3,929	Boskalis Westminster*	108,253
16,800	Boustead Singapore, Ltd.	10,315
7,647	Bouygues SA	314,569
209	Burkhalter Holding AG	15,613
14,759	Cardno, Ltd.*	3,869
1,700	Chudenko Corp.	36,429
589	CIE d’Entreprises CFE SA*	60,255
2,026	Cimic Group, Ltd.*	38,101
1,721	ComSys Holdings Corp.	53,661
6,098	Costain Group plc*	4,936
500	Dai-Dan Co., Ltd.	14,440
1,200	Daiho Corp.	42,344
4,223	Eiffage SA	408,158
2,783	Elecnor SA	37,476
44	Electra, Ltd./Israel	24,115
7,737	Eltel AB*(a)	21,173
37,002	Empresas ICA SAB de C.V.*	156
2,086	Ferrovial SA	57,634
1,664	FLSmidth & Co. A/S*	63,781
1,925	Fomento de Construcciones y Contratas SA	20,707
440	Fudo Tetra Corp.	7,450
200	Fukuda Corp.	10,922
4,363	Galliford Try Holdings plc	7,373
6,000	Hazama Ando Corp.	41,960
1,713	Heijmans NV*	19,533
600	Hibiya Engineering, Ltd.	11,038
373	Hochtief AG	36,255
1,093	Implenia AG	29,678
14,759	Intega Group, Ltd.*	3,127
7,400	JGC Holdings Corp.	69,616
15,905	John Laing Group plc(a)	72,246
8,879	Johns Lyng Group, Ltd.	21,634
8,000	Kajima Corp.	107,374
3,000	Kandenko Co., Ltd.	25,456
400	Kawada Technologies, Inc.	16,625
3,807	Keller Group plc	36,290
5,100	Kinden Corp.	83,233
15,900	Koninklijke BAM Groep NV*	33,152
1,600	Kumagai Gumi Co., Ltd.	40,446

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
2,500	Kyowa Exeo Corp.	$70,585
2,200	Kyudenko Corp.	71,058
7,400	Lian Beng Group, Ltd.	2,465
5,300	Maeda Corp.	47,339
1,200	Maeda Road Construction Co., Ltd.	20,178
9,546	Maire Tecnimont SpA	21,315
1,700	Meisei Industrial Co., Ltd.	12,913
3,300	Mirait Holdings Corp.	56,524
2,500	Monadelphous Group, Ltd.	25,987
1,922	Morgan Sindall Group plc	39,968
1,375	NCC AB, Class B	25,126
1,000	Nichireki Co., Ltd.	15,924
1,900	Nippo Corp.	52,187
1,600	Nippon Densetsu Kogyo Co., Ltd.	33,189
700	Nippon Koei Co., Ltd.	19,233
200	Nippon Road Co., Ltd. (The)	14,945
2,800	Nishimatsu Construction Co., Ltd.	57,513
20,879	NRW Holdings, Ltd.	47,064
14,300	Obayashi Corp.	123,896
4,863	Obrascon Huarte Lain SA*	3,658
1,100	Okumura Corp.	27,277
8,600	OSJB Holdings Corp.	23,244
10,581	Peab AB*	115,289
14,700	Penta-Ocean Construction Co., Ltd.	126,537
726	Per Aarsleff Holding A/S	36,757
21,961	Sacyr SA	54,046
1,900	Sanki Engineering Co., Ltd.	22,399
1,700	Seikitokyu Kogyo Co., Ltd.	13,814
26,757	Service Stream, Ltd.	37,403
3,211	Shapir Engineering And Indus	24,415
8,724	Shikun & Binui, Ltd.*	50,933
13,000	Shimizu Corp.	94,960
1,500	Shinnihon Corp.	12,068
8,714	Skanska AB, Class B	222,014
5,800	SNC-Lavalin Group, Inc.	99,029
881	Strabag Se	30,510
6,980	Sumitomo Mitsui Construction	29,058
4,463	Sweco AB	81,943
700	Taihei Dengyo Kaisha, Ltd.	15,953
800	Taikisha, Ltd.	21,027
5,400	Taisei Corp.	186,898
1,400	Takamatsu Construction Group C	27,767
400	Tekken Corp.	7,100
900	TOA Corp.	17,436
400	TOA Road Corp.	14,680
1,630	Tobishima Corp.	17,082
8,900	Toda Corp.	59,135
400	Toenec Corp.	15,670
1,000	Tokyo Energy & Systems, Inc.	8,796
5,100	Tokyu Construction Co., Ltd.	24,495
1,100	Totetsu Kogyo Co., Ltd.	29,125
4,300	Toyo Construction Co., Ltd.	18,308
2,100	Toyo Engineering Corp.*	8,287
3,109	Veidekke ASA	40,051
8,943	Vinci SA	889,727
355	WSP Global, Inc.	33,637
1,700	Yahagi Construction Co., Ltd.	14,611

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
7,664	YIT OYJ	$46,154
1,200	Yokogawa Bridge Holdings Corp.	25,445
1,200	Yurtec Corp.	9,698

		5,969,489

Construction Materials (0.9%):
13,883	Adbri, Ltd.	35,922
1,800	Asia Pile Holdings Corp.	8,272
35,662	Boral, Ltd.	136,187
3,704	Brickworks, Ltd.	54,870
1,663	Buzzi Unicem SpA	39,716
1,147	Buzzi Unicem SpA	18,366
16,084	CRH plc, ADR	684,857
22,791	CSR, Ltd.	91,960
14,576	Fletcher Building, Ltd.	62,002
1,160	H+H International A/S, Class B*	24,905
2,326	HeidelbergCement AG	173,969
13,005	Ibstock plc*(a)	36,747
1,243	Imerys SA	58,738
5,016	James Hardie Industries SE*	148,349
400	Krosaki Harima Corp.	15,306
7,702	LafargeHolcim, Ltd., Registered Shares	422,808
10,675	Marshalls plc*	109,383
2,500	Nippon Concrete Industries Co., Ltd.	7,599
500	Shinagawa Refractories Co., Ltd.	12,179
123	STO SE & Co KGaA	19,444
1,500	Sumitomo Osaka Cement Co., Ltd.	44,035
7,200	Taiheiyo Cement Corp.	181,169
1,300	TYK Corp.	4,427
998	Vicat	41,636

		2,432,846

Consumer Finance (0.3%):
3,700	AEON Financial Service Co., Ltd.	44,787
15,300	Aiful Corp.*	36,848
9,830	Arrow Global Group plc*	27,490
6,358	Axactor SE*	7,945
1,148	Cembra Money Bank AG	139,656
2,404	Credit Corp. Group, Ltd.	55,130
6,600	Credit Saison Co., Ltd.	76,657
18,226	Eclipx Group, Ltd.*	24,954
1,185	Gruppo MutuiOnline SpA	50,233
2,616	H&T Group plc	9,214
3,200	Hitachi Capital Corp.	77,393
5,740	Hoist Finance AB*(a)	25,436
17,800	Hong Leong Finance, Ltd.	32,198
23,958	Humm Group, Ltd.*	20,796
14,415	International Personal Finance*	15,962
577	Isracard, Ltd.	1,954
4,300	J Trust Co., Ltd.	8,467
1,800	Jaccs Co., Ltd.	31,930
8,490	Money3 Corp., Ltd.	19,054
15,200	Orient Corp.	17,108
213,600	Oshidori International Holdings, Ltd.*	16,801
4,742	Provident Financial plc*	20,054
4,452	Resurs Holding AB*(a)	24,351
38,000	Sun Hung Kai & Co., Ltd.	16,076

		800,494

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Containers & Packaging (0.7%):
6,394	BillerudKorsnas AB	$113,330
4,231	Cascades, Inc.	48,370
1,780	CCL Industries, Inc.	80,825
41,250	DS Smith plc	212,327
1,600	FP Corp.	67,189
1,900	Fuji Seal International, Inc.	37,305
1,000	Hokkan Holdings, Ltd.	13,574
4,430	Huhtamaki OYJ	228,631
3,327	Intertape Polymer Group, Inc.	63,105
276	Mayr Melnhof Karton AG	55,653
47,217	Orora, Ltd.	98,343
6,607	Pact Group Holdings, Ltd.	13,498
8,600	Rengo Co., Ltd.	72,049
8,406	SIG Combibloc Group AG	194,742
8,090	Smurfit Kappa Group plc	376,214
500	Taisei Lamick Co., Ltd.	14,851
600	Tomoku Co., Ltd.	9,948
5,400	Toyo Seikan Group Holdings, Ltd.	59,331
750	Vetropack Holding AG*	50,583
931	Vidrala SA	107,948
300	Winpak, Ltd.	10,094

		1,927,910

Distributors (0.3%):
600	Arata Corp.	28,516
11,493	Bapcor, Ltd.	69,160
1,900	Canon Marketing Japan, Inc.	43,381
500	Chori Co., Ltd.	7,597
1,234	D’ieteren SA/NV	102,346
1,000	Doshisha Co., Ltd.	18,889
1,600	Happinet Corp.	24,304
4,313	Headlam Group plc*	21,104
29,210	Inchcape plc*	257,275
3,000	Jardine Cycle & Carriage, Ltd.	44,331
7,157	John Menzies plc*	25,708
400	Paltac Corp.	21,772
3,025	Uni-Select, Inc.*	19,276

		683,659

Diversified Consumer Services (0.1%):
23,128	AA plc*	10,652
3,986	Academedia AB(a)	41,187
2,000	Benesse Holdings, Inc.	39,050
4,259	Dignity plc*	36,955
44,648	G8 Education, Ltd.	40,648
1,700	IBJ, Inc.	12,927
2,783	IDP Education, Ltd.	42,623
4,801	InvoCare, Ltd.	42,406
900	QB Net Holdings Co., Ltd.*	12,250
2,600	Riso Kyoiku Co., Ltd.	7,695
700	Studio Alice Co., Ltd.	13,085
900	Take And Give Needs Co., Ltd.	4,844

		304,322

Diversified Financial Services (1.0%):
863	Ackermans & Van Haaren NV	129,763
376	Aker ASA	24,590
101,535	AMP, Ltd.	122,180
3,396	Banca Farmafactoring SpA*(a)	20,585

Shares		Value
Common Stocks, continued
Diversified Financial Services, continued
1,140	Banca Ifis SpA*	$12,694
4,759	Burford Capital, Ltd.*	46,295
6,216	Cerved Group SpA*	56,722
21,477	Challenger, Ltd.	106,732
7,600	Ecn Capital Corp.	38,636
700	eGuarantee, Inc.	15,274
20,244	Element Fleet Management Corp.	212,827
3,300	Financial Products Group Co., Ltd.	16,214
108,669	First Pacific Co., Ltd.	34,686
1,200	Fuyo General Lease Co., Ltd.	79,954
1,236,000	G-Resources Group, Ltd.*	7,653
167	Hypoport SE*	105,086
800	Japan Investment Adviser Co., Ltd.	10,360
4,600	Japan Securities Finance Co., Ltd.	24,109
114,599	M&G plc	310,380
23,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	111,008
1,800	Mizuho Leasing Co., Ltd.	54,228
900	NEC Capital Solutions, Ltd.	16,495
16,085	Ofx Group, Ltd.	15,258
7,289	Omni Bridgeway, Ltd.	24,176
2,247	Onex Corp.	128,990
18,800	ORIX Corp.	291,800
5,100	Plus500, Ltd.	101,152
1,100	Ricoh Leasing Co., Ltd.	32,758
42,370	Standard Life Aberdeen plc	164,216
1,900	Tokyo Century Corp.	150,948
2,200	Zenkoku Hosho Co., Ltd.	101,197

		2,566,966

Diversified Telecommunication Services (2.2%):
974	BCE, Inc.	41,687
644	BCE, Inc.	27,542
36,348	Bezeq Israeli Telecommunication Corp., Ltd. (The)*	36,538
323,265	BT Group plc*	585,042
1,474	Cellnex Telecom SAU(a)	88,479
25,863	Chorus, Ltd.	147,136
90,000	CITIC Telecom International Holdings, Ltd.	28,335
45,198	Deutsche Telekom AG, Registered Shares	825,871
4,161	Elisa OYJ	227,115
4,460	Euskaltel SA(a)	47,652
2,209	Gamma Communications plc	49,690
27,500	HKBN, Ltd.	42,578
82,295	HKT Trust & HKT, Ltd.	106,833
426	Iliad SA	87,503
3,200	Internet Initiative Japan, Inc.	63,100
121,735	Koninklijke KPN NV	369,027
41,300	NetLink NBN Trust	30,173
7,000	Nippon Telegraph & Telephone Corp.	179,515
46,684	Orange SA	555,543
215,202	PCCW, Ltd.	129,607
5,067	Proximus SADP	100,486
48,100	Singapore Telecommunications, Ltd.	83,995
35,868	Spark New Zealand, Ltd.	121,237
13,084	Speedcast International, Ltd.*	1,494
9,426	Superloop, Ltd.*	7,720
977	Swisscom AG, Registered Shares	526,476
29,050	Talktalk Telecom Group plc	39,096
210,041	Telecom Italia SpA	108,672

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
334,376	Telecom Italia SpA	$153,970
45,006	Telefonica Deutschland Holding AG	124,048
51,894	Telefonica SA	207,453
4,768	Telekom Austria AG	36,823
5,872	Telenor ASA	99,601
34,540	Telia Co AB	142,997
41,906	Telstra Corp., Ltd.	96,336
10,034	TPG Telecom, Ltd.*	55,894
7,091	Tuas, Ltd.*^	4,101
6,450	United Internet AG, Registered Shares	271,759
1,800	Vision, Inc.*	18,123
25,928	Vocus Group, Ltd.*	80,803

		5,950,050

Electric Utilities (1.8%):
1,186	Acciona SA	169,991
33,016	AusNet Services	44,872
523	BKW AG	58,729
3,200	Chubu Electric Power Co., Inc.	38,535
2,800	Chugoku Electric Power Co., Inc. (The)	32,992
7,000	CK Infrastructure Holdings, Ltd.	37,623
9,564	CLP Holdings, Ltd.	88,539
5,549	Contact Energy, Ltd.	35,609
25,791	EDP—Energias de Portugal SA	162,500
12,898	Electricite de France*	204,265
633	Elia Group SA/NV	75,423
2,200	Emera, Inc.	93,518
4,746	Endesa SA	130,114
57,903	Enel SpA	584,651
1,538	EVN AG	33,656
2,553	Fortis, Inc.	104,213
8,437	Fortum OYJ	202,936
19,185	Genesis Energy, Ltd.	50,015
30,000	HK Electric Investments, Ltd.	29,527
7,700	Hokkaido Electric Power Co., Inc.	28,014
3,500	Hokuriku Electric Power Co.	22,980
3,000	Hydro One, Ltd.(a)	67,534
74,435	Iberdrola SA	1,064,400
15,779	Infratil, Ltd.	82,822
3,500	Kansai Electric Power Co., Inc. (The)	33,286
7,200	Kyushu Electric Power Co., Inc.	62,352
1,391	Okinawa Electric Power Co., Inc.	18,770
986	Orsted A/S(a)	201,694
11,500	Power Assets Holdings, Ltd.	62,382
8,090	Red Electrica Corp SA	166,318
11	Romande Energie Holding SA, Registered Shares	14,051
19,193	Scottish & Southern Energy plc	395,530
3,300	Shikoku Electric Power Co., Inc.	21,608
1,640	Siemens Energy AG*	60,182
24,540	Spark Infrastructure Group	39,944
13,794	Terna SpA	105,231
3,900	Tohoku Electric Power Co., Inc.	32,326
20,300	Tokyo Electric Power Co. Holdings, Inc.*	53,584
284	Verbund AG, Class A	24,296

		4,735,012

Electrical Equipment (1.4%):
12,613	ABB, Ltd.	352,922
600	Chiyoda Integre Co., Ltd.	10,163

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
1,300	Denyo Co., Ltd.	$27,120
2,000	Fuji Electric Co., Ltd.	72,184
16,000	Fujikura, Ltd.	73,955
3,100	Furukawa Electric Co., Ltd. (The)	83,736
1,200	Futaba Corp.	10,388
38	Gavazzi Carlo Holding AG*	7,793
3,400	GS Yuasa Corp.	97,905
400	Hirakawa Hewtech Corp.	4,733
815	Huber & Suhner AG	64,499
1,600	Idec Corp./Japan	28,368
23,000	Johnson Electric Holdings, Ltd.	56,992
254	Kendrion NV	5,140
4,095	Legrand SA	365,445
1,100	Mabuchi Motor Co., Ltd.	48,093
57,704	Melrose Industries plc	140,709
346	Mersen*	10,468
9,100	Mitsubishi Electric Corp.	137,779
1,227	Nexans SA	89,145
400	Nidec Corp.	50,405
500	Nippon Carbon Co., Ltd.	19,136
1,500	Nitto Kogyo Corp.	29,795
1,094	NKT A/S*	48,812
4,617	Nordex Se*	125,016
17	Phoenix Mecano AG	8,922
6,311	PNE AG	61,533
2,643	Prysmian SpA	94,211
400	Sanyo Denki Co., Ltd.	21,539
2,369	Schneider Electric SA	342,621
200	SEC Carbon, Ltd.	10,696
2,150	SGL Carbon SE*	9,399
1,924	Siemens Gamesa Renewable Energy	78,097
6,301	Signify NV*(a)	266,914
1,000	Sinfonia Technology Co., Ltd.	13,595
417	Somfy SA	70,456
2,200	SwCC Showa Holdings Co., Ltd.	37,451
900	Takaoka Toko Co., Ltd.	14,407
2,137	TKH Group NV	103,260
600	Toyo Tanso Co., Ltd.	11,739
4,400	Ushio, Inc.	57,304
2,084	Vestas Wind Systems A/S	493,309
690	XP Power, Ltd.	44,382

		3,700,536

Electronic Equipment, Instruments & Components (1.7%):
1,300	Ai Holdings Corp.	26,189
7,060	Alps Alpine Co., Ltd.	93,202
408	ALSO Holding AG, Registered Shares	116,590
2,300	Amano Corp.	55,105
1,400	Anritsu Corp.	31,170
1,200	Arisawa Manufacturing Co., Ltd.	11,178
3,172	Austria Technologie & Systemte	101,407
981	Barco NV	21,375
225	Basler AG	19,701
900	Canon Electronics, Inc.	13,086
5,004	Celestica, Inc.*	40,380
157	Cicor Technologies, Ltd.	8,247
13,600	Citizen Watch Co., Ltd.	38,843
3,400	CMK Corp.	13,291

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
5,568	Codan, Ltd./Australia	$48,169
1,300	Conexio Corp.	18,022
46,000	Cowell e Holdings, Inc.	34,877
1,000	Daiwabo Holdings Co., Ltd.	89,057
3,500	Dexerials Corp.	45,816
19,374	Electrocomponents plc	230,806
1,100	Elematec Corp.	10,807
700	Evertz Technologies, Ltd.	7,271
148,000	FIH Mobile, Ltd.*	18,146
7,452	Fingerprint Cards AB*	15,771
2,100	Furuno Electric Co., Ltd.	24,752
400	Hagiwara Electric Co., Ltd.	9,465
500	Hakuto Co., Ltd.	5,210
2,269	Halma plc	76,015
400	Hamamatsu Photonics KK	22,905
347	Hexagon AB, Class B	31,614
200	Hirose Electric Co., Ltd.	30,326
3,500	Hitachi, Ltd.	138,128
1,200	Hochiki Corp.	14,842
700	Horiba, Ltd.	41,130
2,600	Hosiden Corp.	25,044
1,200	Ibiden Co., Ltd.	55,782
47	Inficon Holding AG	42,889
400	I-PEX, Inc.	7,673
500	Iriso Electronics Co., Ltd.	21,625
2,300	Japan Aviation Electronics Industry, Ltd.	35,292
1,100	Japan Cash Machine Co., Ltd.	5,655
21,200	Japan Display, Inc.*	9,254
1,679	Jenoptik AG	51,527
1,000	Kaga Electronics Co., Ltd.	23,146
100	Keyence Corp.	56,286
1,200	Koa Corp.	17,173
2,388	Kudelski SA	9,302
800	Kyocera Corp.	49,109
3,500	Kyosan Electric Manufacturing Co., Ltd.	14,325
5,505	Lagercrantz Group AB	50,862
365	Landis+Gyr Group AG	28,608
26	Lem Holding SA, Registered Shares	50,766
2,200	Macnica Fuji Electronics Holdings	43,280
400	Maruwa Co., Ltd./Aichi	44,862
2,000	Meiko Electronics Co., Ltd.	37,454
2,366	Micronic Mydata AB	70,578
2,156	Midwich Group plc*	14,671
4,600	Murata Manufacturing Co., Ltd.	414,341
267	Nederland Apparatenfabriek	16,656
2,800	Nichicon Corp.	35,487
600	Nippon Chemi-Con Corp.	10,666
3,500	Nippon Electric Glass Co., Ltd.	76,643
3,400	Nippon Signal Co., Ltd.	31,042
1,800	Nissha Co., Ltd.	26,192
600	Nohmi Bosai, Ltd.	13,098
3,600	OKI Electric Industry Co., Ltd.	31,819
700	Omron Corp.	62,482
1,200	Optex Group Co., Ltd.	21,969
3,000	Osaki Electric Co., Ltd.	16,846
3,519	Oxford Instruments plc	95,383
8,300	Pricer AB	38,908

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
464	Renishaw plc	$36,540
1,100	Restar Holdings Corp.	23,694
1,400	Ryoden Corp.	21,041
1,100	Ryosan Co., Ltd.	19,906
700	Shibaura Electronics Co., Ltd.	21,186
900	Shimadzu Corp.	35,060
1,200	Shinko Shoji Co., Ltd.	8,718
2,000	Siix Corp.	29,940
3,154	Smart Metering Systems plc	30,672
2,172	Spectris plc	83,765
6,120	Strix Group plc	18,378
2,000	Sumida Corp.*	20,890
700	Tachibana Eletech Co., Ltd.	11,372
2,600	Taiyo Yuden Co., Ltd.	122,041
2,500	Tamura Corp.	13,890
2,900	TDK Corp.	437,467
4,100	Topcon Corp.	51,044
1,300	Toyo Corp.	14,698
7,103	TT Electronics plc*	19,916
400	V Technology Co., Ltd.	22,850
312	Vaisala OYJ, Class A	15,381
7,400	Venture Corp., Ltd.	109,204
56,000	Vstecs Holdings, Ltd.	46,015
2,800	Yokogawa Electric Corp.	55,890
1,100	Yokowo Co., Ltd.	33,092

		4,462,238

Energy Equipment & Services (0.4%):
7,314	Akastor ASA*	6,080
5,393	Aker Solutions ASA	10,360
1,137	Bonheur ASA	32,139
2,991	BW Offshore, Ltd.	13,018
5,874	Ces Energy Solutions Corp.*	5,908
29,491	CGG SA*	29,197
4,726	Computer Modelling Group, Ltd.	18,121
6,058	Enerflex, Ltd.	31,225
8,606	Ensign Energy Services, Inc.*	6,153
106,730	Ezion Holdings, Ltd.*	654
4,141	Fugro NV*	38,284
6,704	Hunting plc	20,468
22,482	John Wood Group plc*	95,435
8,257	Lamprell plc*	5,647
1,000	Modec, Inc.	18,191
4,500	Mullen Group, Ltd.	38,540
2,400	North American Construction Group, Ltd.	23,459
3,324	Ocean Yield ASA	10,266
7,269	Odfjell Drilling, Ltd.*	14,549
2,900	Pason Systems, Inc.	17,956
6,196	Petrofac, Ltd.*	11,702
18,993	Petroleum Geo-Services ASA*	11,467
818	Precision Drilling Corp.*	13,452
2,400	Raiznext Corp.	28,616
15,278	Saipem SpA^	40,776
7,701	SBM Offshore NV	145,917
174	Schoeller-Blackman Oilfield Equipment AG	6,554
8,377	Secure Energy Services, Inc.	16,192
3,900	ShawCor, Ltd.	10,787
11,387	Subsea 7 SA*	116,811

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
1,677	Tecnicas Reunidas SA*	$22,042
1,938	Tenaris SA	15,654
5,241	TGS NOPEC Geophysical Co. ASA	80,140
421	The Drilling Co of 1972 A/S*	13,268
900	Total Energy Services, Inc.*	2,319
400	Toyo Kanetsu KK	8,160
13,311	Trican Well Service, Inc.*^	17,571
268	Vallourec SA*^	8,852
10,270	Worley, Ltd.	90,990

		1,096,920

Entertainment (0.5%):
800	Akatsuki, Inc.	32,091
2,500	Avex, Inc.	27,744
3,818	Borussia Dortmund GMBH & Co. KGaA*	25,252
1,400	Capcom Co., Ltd.	91,035
4,665	Cineplex, Inc.	33,979
50,738	Cineworld Group plc^	43,981
2,160	CTS Eventim AG & Co. KGaA*	143,548
1,600	Daiichikosho Co., Ltd.	55,261
1,900	DeNA Co., Ltd.	33,919
4,107	Event Hospitality And Entertainment, Ltd.	29,962
1,590	Gungho Online Enetertainment, Inc.	35,595
38,000	IGG, Inc.	39,929
594	Kinepolis Group NV*	25,250
1,300	KLab, Inc.*	11,323
2,000	Konami Holdings Corp.	112,589
900	Nexon Co., Ltd.	27,722
400	Nintendo Co., Ltd.	255,313
200	Square Enix Holdings Co., Ltd.	12,138
510	Technicolor SA*	1,135
400	Toei Animation Co., Ltd.	31,382
200	Toei Co., Ltd.	32,708
2,585	UbiSoft Entertainment SA*	249,052
700	UUUM, Inc.*	10,841
2,949	Vivendi Universal SA	95,089
5,570	WildBrain, Ltd.*	7,834

		1,464,672

Food & Staples Retailing (2.4%):
5,600	AEON Co., Ltd.	183,850
500	Ain Holdings, Inc.	30,913
3,200	Alcanna, Inc.*	14,885
8,272	Alimentation Couche-Tard, Inc.	281,951
1,309	Amsterdam Commodities NV	33,423
2,400	Arcs Co., Ltd.	53,979
1,537	Axfood AB	35,842
800	Axial Retailing, Inc.	38,956
600	Belc Co., Ltd.	36,295
16,444	Carrefour SA	281,924
1,395	Casino Guichard-Perrachon SA*^	42,955
1,100	Cawachi, Ltd.	31,338
400	Cocokara Fine, Inc.	29,596
12,379	Coles Group, Ltd.	173,170
1,589	Colruyt SA	94,136
400	Cosmos Pharmaceutical Corp.	64,630
1,300	Create SD Holdings Co., Ltd.	48,858
500	Daikokutenbussan Co., Ltd.	33,388
4,900	Dairy Farm International Holdings, Ltd.	20,416

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
3,691	Empire Co., Ltd., Class A	$100,896
1,600	Heiwado Co., Ltd.	34,385
890	ICA Gruppen AB	44,490
200	Itochu-Shokuhin Co., Ltd.	10,686
64,976	J Sainsbury plc	200,418
600	JM Holdings Co., Ltd.	13,367
600	Kato Sangyo Co., Ltd.	20,345
5,020	Kesko OYJ, Class A	122,645
8,384	Kesko OYJ, Class B	215,392
2,400	Kobe Bussan Co., Ltd.	74,090
25,566	Koninklijke Ahold Delhaize NV	721,896
400	Kusuri NO Aoki Holdings Co., Ltd.	34,840
900	LAWSON, Inc.	41,945
800	Life Corp.	27,751
2,011	Loblaw Cos., Ltd.	99,246
700	Matsumotokiyoshi Holdings Co., Ltd.	29,882
61,030	Metcash, Ltd.	159,126
8,784	METRO AG	98,685
3,317	Metro, Inc.	148,036
600	Ministop Co., Ltd.	8,189
900	Mitsubishi Shokuhin Co., Ltd.	24,974
1,200	Nihon Chouzai Co., Ltd.	17,355
1,801	North West Co., Inc.	45,906
9,500	Olam International, Ltd.	10,991
1,200	Qol Holdings Co., Ltd.	13,101
1,094	Rallye SA*	7,727
337	Rami Levy Chain Stores Hashikm	23,637
1,000	Retail Partners Co., Ltd.	14,191
600	San-A Co., Ltd.	25,449
12,300	Seven & I Holdings Co., Ltd.	436,856
28,900	Sheng Siong Group, Ltd.	33,948
6,398	Shufersal, Ltd.	49,435
1,454	Sligro Food Group NV*	30,102
38,447	Sonae SGPS SA	31,075
500	Sugi Holdings Co., Ltd.	33,466
1,300	Sundrug Co., Ltd.	51,888
149,644	Tesco plc	472,379
400	Tsuruha Holdings, Inc.	57,037
2,100	United Supermarkets Holdings	23,011
2,200	Valor Holdings Co., Ltd.	56,379
1,400	Watahan & Co., Ltd.	18,415
1,400	Welcia Holdings Co., Ltd.	52,824
9,068	Wesfarmers, Ltd.	352,544
1,793	Weston (George), Ltd.	133,950
91,434	William Morrison Supermarkets plc	221,755
9,117	Woolworths Group, Ltd.	276,451
800	YAKUODO Holdings Co., Ltd.	19,169
700	Yamatane Corp.	9,242
700	Yaoko Co., Ltd.	48,803
2,800	Yokohama Reito Co., Ltd.	23,407

		6,352,282

Food Products (3.1%):
5,898	A2 Milk Co., Ltd.*	51,138
364	Agrana Beteiligungs AG	7,150
2,400	Ajinomoto Co., Inc.	54,396
44,180	Aryzta AG*	33,991
3,921	Associated British Foods plc*	121,465

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food Products, continued
772	Atria OYJ	$9,254
4,083	Austevoll Seafood ASA	41,822
23,247	Australian Agricultural Co., Ltd.*	19,723
363	Bakkafrost P/F*	25,967
53	Barry Callebaut AG, Registered Shares	125,936
8,561	Bega Cheese, Ltd.	33,757
125	Bell AG	33,622
854	Bonduelle S.C.A.	21,708
2,000	Calbee, Inc.	60,249
1	Chocoladefabriken Lindt & Spruengli AG	99,964
800	Chubu Shiryo Co., Ltd.	10,852
12,278	Cloetta AB	36,594
13,015	Costa Group Holdings, Ltd.	40,963
2,217	Cranswick plc	106,742
6,062	Danone SA	398,380
1,700	Delfi, Ltd.	902
16,123	Devro plc	33,873
500	DyDo Group Holdings, Inc.	25,988
2,372	Ebro Foods SA	54,897
7,504	Elders, Ltd.	57,052
80	Emmi AG	82,378
27,100	First Resources, Ltd.	26,223
1,616	Forfarmers NV	10,546
9,500	Fraser & Neave, Ltd.	10,572
3,739	Freedom Foods Group, Ltd.	6,506
1,000	Fuji Oil Holdings, Inc.	28,546
260,400	Golden Agri-Resources, Ltd.	31,295
11,957	GrainCorp, Ltd.	38,737
17,127	Greencore Group plc	27,060
1,923	Hilton Food Group plc	29,311
1,600	Hokuto Corp.	32,434
700	House Foods Group, Inc.	26,583
15,498	Inghams Group, Ltd.	37,293
2,700	Itoham Yonekyu Holdings, Inc.	17,627
300	Iwatsuka Confectionery Co., Ltd.	12,700
300	J-Oil Mills, Inc.	10,303
800	Kagome Co., Ltd.	28,247
800	Kakiyasu Honten Co., Ltd.	20,217
400	Kameda Seika Co., Ltd.	18,791
700	Kenko Mayonnaise Co., Ltd.	12,552
492	Kerry Group plc, Class A	71,265
2,800	Kewpie Corp.	61,648
400	Kikkoman Corp.	27,786
900	Kotobuki Spirits Co., Ltd.	46,849
295	KWS Saat SE	23,429
500	Kyokuyo Co., Ltd.	14,308
147	Lassonde Industries, Inc.	19,985
3,154	Leroy Seafood Group ASA	22,308
17	Lotus Bakeries	76,426
2,349	Maple Leaf Foods, Inc.	52,085
1,200	Marudai Food Co., Ltd.	19,688
2,600	Maruha Nichiro Corp.	56,047
1,700	Megmilk Snow Brand Co., Ltd.	36,370
41	Mehadrin, Ltd.*	1,739
1,500	Meiji Holdings Co., Ltd.	105,493
800	Mitsui Sugar Co., Ltd.	14,086
1,300	Morinaga & Co., Ltd.	48,920

Shares		Value
Common Stocks, continued
Food Products, continued
2,400	Morinaga Milk Industry Co., Ltd.	$118,232
2,943	Mowi ASA	65,650
30,559	Nestle SA, Registered Shares	3,598,897
1,200	NH Foods, Ltd.	52,829
2,600	Nichirei Corp.	73,101
1,200	Nippn Corp.	18,745
800	Nippon Beet Sugar Manufacturing Co., Ltd.	12,463
20,100	Nippon Suisan Kaisha, Ltd.	83,067
1,200	Nisshin Oillio Group, Ltd. (The)	35,311
900	Nisshin Seifun Group, Inc.	14,329
300	Nissin Foods Holdings Co., Ltd.	25,713
326	Orior AG	27,770
51,099	Premier Foods plc*	70,065
1,488	Premium Brands Holdings Corp.	117,770
1,300	Prima Meat Packers, Ltd.	41,289
33,700	PT Tiga Pilar Sejahtera Food Tbk*	937
3,268	Raisio Oyj, Class V	12,731
11,830	Ridley Corp., Ltd.	8,346
600	S Foods, Inc.	19,576
1,029	Salmar ASA	60,252
2,346	Sanford, Ltd.	8,824
3,223	Saputo, Inc.	90,230
127	Savencia SA	9,382
3,496	Scales Corp., Ltd.	12,522
3,767	Scandi Standard AB*	31,371
619	Schouw & Co.	62,590
2,846	Select Harvests, Ltd.	11,456
800	Showa Sangyo Co., Ltd.	23,609
306	Sipef SA*	16,152
300	Starzen Co., Ltd.	12,309
1,353	Strauss Group, Ltd.	40,637
2,659	Suedzucker AG	37,915
2,839	Synlait Milk, Ltd.*	10,663
11,672	Tassal Group, Ltd.	30,245
14,193	Tate & Lyle plc	130,995
700	Toyo Suisan Kaisha, Ltd.	34,064
58	United International Enterprises	13,356
13,688	United Malt Grp, Ltd.	43,298
1,635	Viscofan SA	116,121
22,000	Vitasoy International Holdings, Ltd.	85,877
400	Warabeya Nichiyo Holdings Co., Ltd.	5,496
264,612	WH Group, Ltd.(a)	221,886
200	Yakult Honsha Co., Ltd.	10,083
1,000	Yamazaki Baking Co., Ltd.	16,713

		8,245,605

Gas Utilities (0.4%):
7,684	AltaGas, Ltd.	113,023
12,578	APA Group	93,633
7,208	Gas Natural SDG SA	168,188
28,295	Hong Kong & China Gas Co., Ltd.	42,336
16,993	Italgas SpA	108,424
800	K&O Energy Group, Inc.	11,556
2,000	Nippon Gas Co., Ltd.	107,925
2,600	Osaka Gas Co., Ltd.	53,269
2,476	Rubis SCA	114,949
1,300	Saibu Gas Co., Ltd.	39,364
1,300	Shizuoka Gas Co. Ltd.	13,039

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Gas Utilities, continued
10,212	Superior Plus Corp.	$97,731
800	Toho Gas Co., Ltd.	53,158
2,200	Tokyo Gas Co., Ltd.	51,150

		1,067,745

Health Care Equipment & Supplies (1.8%):
4,403	Alcon, Inc.*	294,042
343	Alcon, Inc.*	22,631
1,070	Ambu A/S, Class B	46,208
3,762	Ansell, Ltd.	101,041
8,458	Arjo AB, Class B	64,615
3,200	Asahi Intecc Co., Ltd.	116,836
314	BioMerieux	44,275
478	Cochlear, Ltd.	69,689
600	Coloplast A/S, Class B	91,672
251	Coltene Holding AG	24,390
21,988	Convatec Group plc(a)	59,706
2,381	Demant A/S*	94,006
781	DiaSorin SpA	162,582
509	Draegerwerk AG & Co. KGaA	39,083
238	Draegerwerk AG & Co. KGaA	17,387
740	Eckert & Ziegler AG	40,537
2,223	Elekta AB, Class B	29,845
1,137	EssilorLuxottica SA	177,299
3,206	Fisher & Paykel Healthcare Corp., Ltd.	76,112
3,411	Getinge AB, Class B	79,654
5,227	GN Store Nord A/S	415,494
405	Guerbet	16,257
800	Hogy Medical Co., Ltd.	26,038
3,200	HOYA Corp.	442,397
1,300	Jeol, Ltd.	61,470
1,157	Koninklijke Philips Electronics NV, NYS	62,675
6,055	Koninklijke Philips NV	324,000
700	Mani, Inc.	19,067
500	Menicon Co., Ltd.	30,309
1,200	Nakanishi, Inc.	26,351
1,100	Nihon Kohden Corp.	40,991
2,300	Nikkiso Co., Ltd.	22,413
8,900	Nipro Corp.	104,810
10,300	Olympus Corp.	225,501
900	Paramount Bed Holdings Co., Ltd.	41,056
457	Revenio Group OYJ	27,942
957	Sartorius AG	401,067
1,077	Sectra AB	96,027
700	Shofu, Inc.	12,907
3,702	Smith & Nephew plc	77,294
819	Sonova Holding AG, Registered Shares*	210,917
360	Stratec Se	53,977
1,200	Sysmex Corp.	144,338
3,800	Terumo Corp.	158,957
180	Ypsomed Holding AG	30,143

		4,724,008

Health Care Providers & Services (1.0%):
2,400	Alfresa Holdings Corp.	44,013
5,072	Amplifon SpA*	210,152
15,973	Arvida Group, Ltd.	20,563
6,164	Attendo AB*(a)	33,257

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
18,377	Australian Pharmaceutical Industries, Ltd.	$17,428
700	BML, Inc.	21,768
3,715	CareTech Holdings plc	26,493
6,200	CRH Medical Corp.*	14,517
862	CVS Group plc*	17,708
3,665	Ebos Group, Ltd.	75,642
1,000	Elan Corp.	14,549
14,050	Estia Health, Ltd.	19,182
4,012	Extendicare, Inc.	20,932
3,112	Fagron	72,268
6,326	Fresenius Medical Care AG & Co., KGaA	527,577
3,263	Fresenius SE & Co. KGaA	150,758
2,800	H.U. Group Holdings, Inc.	75,484
27,126	Healius, Ltd.	78,012
2,572	Humana AB*	18,429
2,000	Japan Lifeline Co., Ltd.	31,581
1,000	Japan Medical Dynamic Marketing, Inc.	22,912
16,930	Japara Healthcare, Ltd.	8,092
2,678	Korian SA*	102,611
225	Lna Sante	13,537
3,204	Medical Facilities Corp.	17,723
18,516	Mediclinic International plc*	71,826
2,000	Medipal Holdings Corp.	37,601
1,110	NMC Health plc*	230
18,992	Oceania Healthcare, Ltd.	19,806
1,066	Orpea*	140,466
24,015	Raffles Medical Group, Ltd.	18,095
1,997	Ramsay Health Care, Ltd.	95,785
3,746	Ryman Healthcare, Ltd.	40,994
1,700	Ship Healthcare Holdings, Inc.	94,673
59,044	Sigma Healthcare, Ltd.*	27,995
1,900	Solasto Corp.	29,460
1,592	Sonic Healthcare, Ltd.	39,539
8,887	Spire Healthcare Group plc*(a)	18,988
8,336	Summerset Group Holdings, Ltd.	75,239
1,100	Suzuken Co., Ltd.	39,794
1,800	Toho Holdings Co., Ltd.	31,684
500	Tokai Corp./Gifu	9,868
5,100	Tsukui Holdings Corp.	27,068
4,396	UDG Healthcare plc	46,914
3,435	Virtus Health, Ltd.	14,093
2,800	Vital Ksk Holdings, Inc.	22,058

		2,557,364

Health Care Technology (0.2%):
7,980	AGFA-Gevaert NV*	38,015
1,026	Ascom Holding AG*	15,177
857	CompuGroup Medical SE & Co KgaA	82,291
2,389	Emis Group plc	35,338
2,400	M3, Inc.	227,042
800	Nnit A/S(a)	15,913
1,258	Pro Medicus, Ltd.	33,243
1,213	Raysearch Laboratories AB*	12,229

		459,248

Hotels, Restaurants & Leisure (2.2%):
4,102	Accor SA*	149,422
36,400	Accordia Golf Trust	587
600	AEON Fantasy Co., Ltd.	14,176

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,000	Arcland Service Holdings Co., Ltd.^	$20,963
23,206	Ardent Leisure Group, Ltd.*	12,358
7,016	Aristocrat Leisure, Ltd.	167,865
4,300	Atom Corp.	36,281
7,557	Autogrill SpA*	50,401
1,707	Basic-Fit NV*(a)	62,359
3,095	Betsson AB	27,725
20,000	Cafe de Coral Holdings, Ltd.	43,097
1,533	Carnival plc, ADR	28,728
72,000	Century City International Holdings, Ltd.	3,946
485	CIE des Alpes	11,202
4,935	Collins Foods, Ltd.	36,701
2,000	Colowide Co., Ltd.	31,704
16,153	Compass Group plc	301,377
2,031	Corporate Travel Management, Ltd.	27,436
4,000	Create Restaurants Holdings In*	24,095
4,576	Crown Resorts, Ltd.	33,997
1,900	Curves Holdings Co., Ltd.	14,229
1,751	Domino’s Pizza Enterprises, Ltd.	117,341
13,489	Domino’s Pizza Group plc	58,324
1,600	Doutor Nichires Holdings Co., Ltd.	23,021
4,906	Elior Group(a)	33,132
1,486	Evolution Gaming Group AB(a)	150,730
6,500	Fairwood Holdings, Ltd.	14,846
4,759	Flight Centre Travel Group, Ltd.	58,249
2,342	Flutter Entertainment plc	484,815
495	Flutter Entertainment plc	101,380
200	Fuji Kyuko Co., Ltd.	9,342
557	Fuller Smith & Turner plc, Class A*	5,327
4,010	Galaxy Entertainment Group, Ltd.	31,191
1,491	Gamesys Group plc	23,310
200	Genki Sushi Co., Ltd.	4,537
36,100	GL Limited*	14,093
2,773	Great Canadian Gaming Corp.*	94,736
6,216	Greggs plc*	152,296
22,345	GVC Holdings plc*	346,801
660	Hiday Hidaka Corp.	11,100
1,700	HIS Co., Ltd.*	26,396
18,230	Hongkong & Shanghai Hotels (The)	16,233
11,300	Hotel Grand Central, Ltd.	8,977
1,499	InterContinental Hotels Group plc, ADR	97,615
6,544	JD Wetherspoon plc*	99,952
868	Jumbo Interactive, Ltd.	9,417
1,100	KFC Holdings Japan, Ltd.	31,350
6,856	Kindred Group plc	67,129
1,700	Komeda Holdings Co., Ltd.	30,757
1,900	Koshidaka Holdings Co., Ltd.	8,192
33,812	Marston’s plc*	35,069
200	Matsuyafoods Holdings Co., Ltd.	6,529
500	McDonald’s Holdings Co., Ltd.	24,217
23,000	Melco International Development Ltd.	44,791
5,571	Melia Hotels International SA*	38,775
25,327	MGM China Holdings, Ltd.	43,530
14,000	Miramar Hotel & Investment	23,479
10,745	Mitchells & Butlers plc*	35,524
200	Monogatari Corp. (The)	24,388
1,110	Mty Food Group, Inc.*	50,542

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
46,000	NagaCorp, Ltd.	$60,338
1,223	Orascom Development Holding AG*	12,760
200	Oriental Land Co., Ltd.	33,062
2,702	Pandox AB*	47,661
900	Pizza Pizza Royalty Corp.	6,506
10,182	PlayTech plc*	56,059
12,439	Rank Group plc	23,491
600	Renaissance, Inc.	5,204
4,200	Resorttrust, Inc.	60,192
2,357	Restaurant Brands International, Inc.	144,139
392	Restaurant Brands International, Inc.	23,955
4,293	Restaurant Brands New Zealand, Ltd.*	35,665
17,404	Restaurant Group plc (The)*	15,349
3,200	Round One Corp.	28,841
1,300	Royal Holdings Co., Ltd.*	23,230
1,200	Saint Marc Holdings Co., Ltd.	16,297
16,988	Sands China, Ltd.	74,675
5,463	Scandic Hotels Group AB*^(a)	23,100
44,000	Shangri-La Asia, Ltd.*	39,244
42,868	SJM Holdings, Ltd.	48,028
1,360	SkiStar AB*	17,585
28,026	Sky City Entertainment Group, Ltd.	64,692
6,100	Skylark Holdings Co., Ltd.*	94,255
2,576	Sodexo SA	218,023
20,846	SSP Group plc	94,655
40,062	Star Entertainment Group, Ltd. (The)	113,788
2,000	Sushiro Global Holdings, Ltd.	76,397
38,592	Tabcorp Holdings, Ltd.	116,124
581	The Gym Group plc*(a)	1,728
137	Tivoli A/S*	16,327
4,500	Tokyo Dome Corp.	56,595
800	Tokyotokeiba Co., Ltd.	36,330
2,200	Toridoll Holding Corp.	29,523
400	Tosho Co., Ltd.	6,083
7,082	TUI AG	44,456
4,508	Whitbread plc*	191,242
41,297	William Hill plc*	152,382
26,430	Wynn Macau, Ltd.*	44,440
3,500	Zensho Holdings Co., Ltd.	91,284

		5,799,787

Household Durables (2.0%):
5,875	Azorim-Investment Development & Construction Co., Ltd.*	20,239
4,812	Bang & Olufsen A/S*	26,507
19,035	Barratt Developments plc*	174,603
3,516	Bellway plc	142,272
2,120	Berkeley Group Holdings plc (The)	137,591
1,566	Bigben Interactive*	35,683
3,728	Bonava AB*	35,661
6,992	Bovis Homes Group plc*	88,770
4,028	Breville Group, Ltd.	79,766
27,975	Cairn Home plc*	33,360
1,500	Casio Computer Co., Ltd.	27,482
600	Chofu Seisakusho Co., Ltd.	12,119
1,800	Cleanup Corp.	8,358
9,695	Countryside Properties plc*(a)	62,249
11,005	Crest Nicholson Holdings plc	49,123

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Household Durables, continued
1,076	De’Longhi	$33,860
7,507	DFS Furniture plc*	22,621
1,000	Dorel Industries, Inc.*	11,731
2,152	Duni AB*	28,190
4,630	Electrolux AB, Series B, Class B	107,669
2,700	Es-Con Japan, Ltd.	21,370
2,053	Fiskars OYJ Abp	37,569
36	Forbo Holding AG	61,845
1,600	Foster Electric Co., Ltd.	19,769
1,400	France Bed Holdings Co., Ltd.	12,227
1,600	Fuji Corp., Ltd.	10,045
900	Fujitsu General, Ltd.	24,408
14,200	Haseko Corp.	163,071
700	Hoosiers Holdings	4,515
187	Hunter Douglas NV*	14,638
8,465	Husqvarna AB, Class B	109,557
3,200	Iida Group Holdings Co., Ltd.	64,704
2,147	JM AB	75,818
10,600	Jvc Kenwood Corp.	16,349
958	Kaufman & Broad SA	42,861
1,300	LEC, Inc.	16,369
540	Leifheit AG	28,699
43,200	Man Wah Holdings, Ltd.	94,090
18,466	McCarthy & Stone plc(a)	30,227
10	Metall Zug AG	16,950
1,363	Neinor Homes SA*(a)	18,165
6,900	Nikon Corp.	43,636
7,754	Nobia AB*	62,063
39,400	Panasonic Corp.	455,331
5,123	Persimmon plc	194,022
3,200	Pressance Corp.	55,132
6,708	Redrow plc	52,561
200	Rinnai Corp.	23,238
1,300	Sangetsu Corp.	19,564
786	SEB SA	143,159
7,000	Sekisui Chemical Co., Ltd.	132,813
3,200	Sekisui House, Ltd.	65,205
3,000	Sharp Corp.	45,546
13,600	Sony Corp.	1,367,593
2,500	Space Value Holdings Co., Ltd.	16,857
2,200	Starts Corp., Inc.	61,182
5,600	Sumitomo Forestry Co., Ltd.	116,861
328	Surteco Group SE*	9,645
1,100	Tamron Co., Ltd.	19,488
51,750	Taylor Wimpey plc	117,636
11,187	Techtronic Industries Co., Ltd.	160,183
805	The Vitec Group plc*	10,092
1,000	TOA Corp.	8,254
3,468	TomTom NV*	35,923
100	V-ZUG Holding AG*	9,962

		5,247,046

Household Products (0.3%):
5,732	Essity AB, Class B	184,297
407	Henkel AG & Co. KGaA	39,174
1,700	Lion Corp.	41,198
14,255	Mcbride plc	15,974
1,600	Pigeon Corp.	66,140

Shares		Value
Common Stocks, continued
Household Products, continued
5,635	PZ Cussons plc	$17,743
3,336	Reckitt Benckiser Group plc	298,313
800	Unicharm Corp.	37,963

		700,802

Independent Power and Renewable Electricity Producers (0.5%):
2,027	Albioma SA	116,451
3,959	Boralex, Inc., Class A	146,950
1,800	Capital Power Corp.	49,473
26,474	Drax Group plc	136,217
1,631	EDP Renovaveis SA	45,274
1,300	Electric Power Development Co., Ltd.	18,031
2,480	ERG SpA	70,779
3,741	Innergex Renewable Energy, Inc.	80,452
1,207	Kenon Holdings, Ltd.	35,575
5,469	Meridian Energy, Ltd.	29,184
16,056	New Energy Solar, Ltd.	10,711
4,661	Northland Power, Inc.	167,257
3,405	OPC Energy, Ltd.*	35,499
1,917	Scatec ASA(a)	75,457
16,748	Transalta Corp.	127,252
2,200	Transalta Renewables, Inc.	37,614
3,369	Uniper SE	116,229
700	West Holdings Corp.	32,274

		1,330,679

Industrial Conglomerates (0.8%):
8,000	Chevalier International Holdings Ltd.	9,700
53,556	CIR SpA-Compagnie Industriali*	28,818
34,430	CK Hutchison Holdings, Ltd.	240,440
1,837	DCC plc	130,555
2,000	Guoco Group, Ltd.	23,817
1,269	Indus Holding AG	49,763
515	Italmobiliare SpA	18,393
1,500	Katakura Industries Co., Ltd.	19,353
900	Keihan Holdings Co., Ltd.	43,200
23,700	Keppel Corp., Ltd.	96,368
447	Lifco AB-B Shs	42,877
5,400	Nisshinbo Holdings, Inc.	39,431
1,372	Nolato AB*	138,791
23,000	NWS Holdings, Ltd.	21,399
2,253	Rheinmetall AG	238,072
7,600	Seibu Holdings, Inc.	74,651
57,400	SembCorp Industries, Ltd.	74,354
70,000	Shun Tak Holdings, Ltd.	21,411
3,281	Siemens AG, Registered Shares	469,538
6,758	Smiths Group plc	139,849
5,400	Tokai Holdings Corp.	53,810
1,900	Toshiba Corp.	53,215

		2,027,805

Insurance (3.3%):
4,753	Admiral Group plc	188,921
31,926	AEGON NV	127,482
3,360	Ageas NV	179,056
69,040	AIA Group, Ltd.	850,439
4,109	Alm Brand A/S*	49,382
6,494	ASR Nederland NV	262,610

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Insurance, continued
11,584	Assicurazioni Generali SpA	$201,586
1,203	AUB Group, Ltd.	15,020
60,710	Aviva plc	272,255
15,524	AXA SA	372,387
999	Baloise Holding AG, Registered Shares	178,479
12,901	Beazley plc	63,961
7,384	Chesnara plc	30,097
2,213	Clal Insurance Enterprises Holdings, Ltd.*	34,669
2,983	CNP Assurances SA	48,079
5,028	Coface SA*	50,800
4,900	Dai-ichi Life Holdings, Inc.	74,441
39,884	Direct Line Insurance Group plc	173,344
82	E-L Financial Corp., Ltd.	49,128
498	Fairfax Financial Holdings, Ltd.	169,763
1,054	FBD Holdings plc	9,672
3,200	Great-West Lifeco, Inc.	76,310
1,465	Grupo Catalana Occidente SA	52,188
539	Hannover Rueck SE	85,635
5,987	Harel Insurance Investments &*	55,344
1,855	Helvetia Holding AG	196,637
6,718	Hiscox, Ltd.*	92,610
3,319	IA Financial Corp., Inc.	143,901
506	IDI Insurance Co., Ltd.	15,350
30,131	Insurance Australia Group, Ltd.	109,298
700	Intact Financial Corp.	82,898
6,700	Japan Post Holdings Co., Ltd.	52,205
64,369	Just Group plc*	61,791
7,487	Lancashire Holdings, Ltd.	74,991
72,758	Legal & General Group plc	267,394
13,895	Manulife Financial Corp.	247,609
2,683	Manulife Financial Corp.	47,749
25,567	Mapfre SA^	50,022
40,419	Medibank Private, Ltd.	93,830
1,055	Menora Mivtachim Holdings, Ltd.*	19,805
16,641	Migdal Insurance & Financial Holding, Ltd.*	19,269
2,100	MS&AD Insurance Group Holdings, Inc.	64,043
555	Muenchener Rueckversicherungs-Gesellschaft AG	164,348
20,116	NIB Holdings, Ltd.	92,644
4,962	NN Group NV	217,048
4,541	Phoenix Group Holdings plc	43,527
7,577	Phoenix Holdings, Ltd. (The)*	57,785
5,968	Poste Italiane SpA(a)	60,584
2,517	Prudential plc, ADR	92,953
23,988	QBE Insurance Group, Ltd.	157,890
19,383	RSA Insurance Group plc	180,517
3,005	Sabre Insurance Group plc(a)	11,417
3,822	Saga plc*	13,366
1,945	Sampo Oyj, Class A	82,476
5,815	SCOR SA*	187,869
8,029	Societa Cattolica di Assicuraz*	44,942
1,500	Sompo Holdings, Inc.	61,196
10,578	Steadfast Group, Ltd.	32,564
8,620	Storebrand ASA	64,630
3,075	Sun Life Financial, Inc.	136,715
21,865	Suncorp Group, Ltd.	164,368
353	Swiss Life Holding AG, Registered Shares	164,378
2,645	Swiss Re AG	248,922

Shares		Value
Common Stocks, continued
Insurance, continued
5,900	T&D Holdings, Inc.	$69,835
1,446	Talanx AG	56,002
3,700	Tokio Marine Holdings, Inc.	191,699
1,470	Topdanmark A/S	63,875
23	Trisura Group, Ltd.*	1,610
934	Tryg A/S	29,464
15,269	Unipol Gruppo Finanziario SpA*	72,833
14,182	UnipolSai Assicurazioni SpA	37,553
6,313	Uniqa Insurance Group AG	49,368
54	Vaudoise Assurances Holding SA	28,985
2,033	Vienna Insurance Group AG Wiener Versicherung Gruppe	51,761
1,796	Wuestenrot & Wuerttembergische AG	36,242
1,040	Zurich Insurance Group AG	440,944

		8,720,760

Interactive Media & Services (0.4%):
22,069	Auto Trader Group plc(a)	179,959
8,625	Carsales.com, Ltd.	133,122
1,200	Dip Corp.	32,118
5,600	Gree, Inc.	32,827
2,200	Kakaku.com, Inc.	60,413
2,000	mixi, Inc.	49,724
135	New Work SE	46,191
606	REA Group, Ltd.	69,596
26,634	Rightmove plc*	237,145
1,046	Scout24 AG(a)	85,678
2,124	Solocal Group*	6,855
15,200	Z Holdings Corp.	92,204
1,700	Zigexn Co., Ltd.	6,532

		1,032,364

Internet & Direct Marketing Retail (0.3%):
800	ASKUL Corp.	29,839
1,900	Belluna Co., Ltd.	20,932
18,446	Boohoo Group plc*	86,969
342	Delivery Hero SE*(a)	53,075
3,809	Dustin Group AB(a)	29,627
2,462	eDreams ODIGEO SA*	12,547
2,400	Enigmo, Inc.	28,939
595	Just Eat Takeaway.com NV*(a)	67,226
22,749	Moneysupermarket.com Group plc	81,104
6,515	N Brown Group plc	5,391
1,472	Ocado Group plc*	46,118
7,306	On The Beach Group plc(a)	37,291
1,785	Prosus NV	191,994
1,817	Takkt AG*	23,662
6,523	Webjet, Ltd.	25,534
624	Zalando SE*(a)	69,517
1,200	ZOZO, Inc.	29,681

		839,446

IT Services (1.8%):
1,366	AddNode Group AB*	47,466
53	Adyen NV*(a)	123,310
370	Allgeier SE	8,430
725	Alten SA*	82,113
1,869	Amadeus IT Group SA	135,294
733	Appen, Ltd.	14,028

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services, continued
3,853	Atea ASA	$54,222
2,869	Atos SE*	262,317
850	Bechtle AG	185,345
1,034	Cancom SE	56,953
2,594	Capgemini SA	402,203
700	CGI, Inc.*	55,546
2,893	CGI, Inc.*	229,444
4,933	Columbus A/S*	9,100
5,202	Computacenter plc	174,330
10,319	Computershare, Ltd.	116,168
1,100	Comture Corp.	31,179
7,824	Data#3, Ltd.	33,803
500	Densan System Co., Ltd.	15,512
1,400	DTS Corp.	28,869
8,624	Econocom Group SA/NV	26,087
1,000	E-Guardian, Inc.	29,320
16,132	Equiniti Group plc*(a)	24,368
3,891	Fdm Group Holdings plc	59,905
457	Formula Systems 1985, Ltd.	39,572
700	Fujitsu, Ltd.	101,349
800	Future Corp.	13,718
1,953	GFT Technologies SE	28,325
6,665	Global Dominion Access SA(a)	30,620
2,200	GMO Internet, Inc.	63,217
400	GMO Payment Gateway, Inc.	53,443
800	ID Holdings Corp.	9,803
6,538	Indra Sistemas SA*	55,804
1,200	Infocom Corp.	39,273
1,400	Information Services Internati	42,429
2,776	Iomart Group plc	12,137
1,100	Itochu Techno-Solutions Corp.	39,169
4,549	Kainos Group plc	75,628
400	Kanematsu Electronics, Ltd.	16,110
1,915	Knowit AB*	72,522
19,315	Link Administration Holdings, Ltd.	82,691
896	Matrix It, Ltd.	20,342
300	Mitsubishi Research Institute	12,448
370	Nagarro SE*	41,128
9,872	NCC Group plc	34,085
600	NEC Networks & System Integrat	10,345
1,300	NET One Systems Co., Ltd.	45,987
3,000	Nihon Unisys, Ltd.	117,756
2,556	Nomura Research Institute, Ltd.	91,342
800	NS Solutions Corp.	23,583
2,200	Nsd Co., Ltd.	47,477
5,500	NTT Data Corp.	75,380
4,539	Ordina NV	15,913
1,400	Otsuka Corp.	73,781
1,200	Poletowin Pitcrew Holdings, Inc.	13,535
663	Reply SpA	77,380
800	SCSK Corp.	45,800
94	Shopify, Inc., Class A*	106,403
800	Softbank Technology Corp.	27,106
4,633	Softcat plc	86,856
857	Sopra Steria Group	138,487
16,000	Sunevision Holdings, Ltd.	14,583
519	Sword Group	19,900

Shares		Value
Common Stocks, continued
IT Services, continued
1,200	TDC Soft, Inc.	$11,564
1,700	TechMatrix Corp.	35,213
1,232	Tieto OYJ	40,149
4,500	TIS, Inc.	92,302
5,246	Worldline SA*(a)	507,340

		4,807,307

Leisure Products (0.4%):
1,179	Accell Group*	37,248
1,700	Bandai Namco Holdings, Inc.	147,157
1,106	BRP, Inc.	73,076
1,319	Games Workshop Group plc	201,813
800	Globeride, Inc.	32,544
72,000	Goodbaby International Holdings, Ltd.*	9,759
2,500	Heiwa Corp.	34,498
500	Mars Group Holdings Corp.	7,537
2,702	Maytronics, Ltd.	40,644
800	Mizuno Corp.	15,600
26,132	Photo-Me International plc*	17,430
1,200	Sankyo Co., Ltd.	32,471
3,600	Sega Sammy Holdings, Inc.	56,819
1,337	Spin Master Corp.*(a)	30,476
1,169	Technogym SpA*(a)	13,099
1,995	Thule Group AB (The)*(a)	74,599
4,700	Tomy Co., Ltd.	41,387
385	Trigano SA	68,130
700	Universal Entertainment Corp.*	16,181
500	Yamaha Corp.	29,478

		979,946

Life Sciences Tools & Services (0.5%):
125	Bachem Holding AG, Class B	55,570
1,805	Biotage AB*	30,563
2,446	Clinigen Group plc	22,575
600	Cmic Holdings Co., Ltd.	7,884
1,200	Eps Holdings, Inc.	11,377
3,380	Eurofins Scientific SE*	283,567
1,626	Gerresheimer AG	174,322
529	Lonza Group AG, Registered Shares	339,873
1,322	Qiagen NV*	69,868
441	Sartorius Stedim Biotech	157,161
1,600	Shin Nippon Biomedical Laborat	10,479
97	Siegfried Holding AG	71,358
299	Tecan Group AG	146,870

		1,381,467

Machinery (4.3%):
3,060	Aalberts NV	135,607
2,600	Aichi Corp.	23,116
2,100	Aida Engineering, Ltd.	19,695
5,348	Alfa Laval AB*	147,047
1,607	Alimak Group AB(a)	25,590
900	Alinco, Inc.	8,237
901	Alstom SA*	51,088
10,200	Amada Holdings Co., Ltd.	112,676
2,790	Andritz AG	127,795
2,000	Anest Iwata Corp.	20,537
2,700	Asahi Diamond Industrial Co., Ltd.	11,769
2,774	Atlas Copco AB	124,685

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
4,706	Atlas Copco AB, Class A	$240,780
1,149	ATS Automation Tooling Systems, Inc.*	20,178
1,300	Bando Chemical Industries, Ltd.	8,120
2,296	Beijer Alma AB, Class B	36,559
506	Bobst Group SA	30,550
10,601	Bodycote plc	108,816
243	Bucher Industries AG	110,997
66	Burckhardt Compression Holding AG	22,971
1,623	Cargotec OYJ	67,008
500	Chugai Ro Co., Ltd.	8,191
27,705	CNH Industrial NV	351,031
2,050	Concentric AB	45,739
1,110	Construcc y Aux de Ferrocarr SA*	53,249
56	Conzzeta AG	68,937
168	Daetwyler Holding AG	48,894
600	Daifuku Co., Ltd.	74,276
2,100	Daiwa Industries, Ltd.	21,453
3,272	Danieli & C Officine Meccaniche SpA	38,342
7,304	Deutz AG*	45,504
6,200	DMG Mori Co., Ltd.	94,563
1,985	Duerr AG^	81,005
3,400	Ebara Corp.	111,215
4,630	Electrolux Professional AB, Class B*	26,297
2,774	Epiroc AB	47,015
6,356	Epiroc AB, Class A	115,591
1,500	Exco Technologies, Ltd.	10,878
300	FANUC Corp.	73,876
114	Feintool International Holding AG*	7,200
19,282	Fincantieri SpA*^	12,838
1,579	Fluidra SA	40,420
2,000	Fuji Corp.	52,810
1,700	Furukawa Co., Ltd.	20,239
4,147	GEA Group AG	148,368
152	Georg Fischer AG	195,685
2,000	Glory, Ltd.	40,400
2,253	Haldex AB*	11,975
4,700	Hino Motors, Ltd.	40,264
1,200	Hisaka Works, Ltd.	9,894
1,700	Hitachi Construction Machinery Co., Ltd.	48,482
9,200	Hitachi Zosen Corp.	50,870
500	Hosokawa Micron Corp.	30,850
8,500	IHI Corp.	169,246
14,403	IMI plc	230,599
628	Industria Macchine Automatiche*	52,084
2,802	Interpump Group SpA	138,414
17	Interroll Holding AG, Registered Shares	51,755
1,300	Iseki & Co., Ltd.	17,442
2,800	Japan Steel Works, Ltd. (The)	83,637
885	JOST Werke AG*(a)	46,599
8,700	JTEKT Corp.	67,736
2,600	Juki Corp.	13,368
3,751	Jungheinrich AG	167,469
446	Kardex Holding AG	97,498
900	Kato Works Co., Ltd.	8,426
6,900	Kawasaki Heavy Industries, Ltd.	155,947
3,330	Kion Group AG	289,477
400	Kitagawa Iron Works Co., Ltd.	5,160

Shares		Value
Common Stocks, continued
Machinery, continued
1,400	Kito Corp.	$20,971
5,100	Kitz Corp.	31,041
572	Koenig & Bauer AG*	16,660
6,700	Komatsu, Ltd.	183,624
184	Komax Holding AG*	36,639
2,900	Komori Corp.	20,350
2,802	Kone OYJ, Class B	227,352
1,994	Konecranes OYJ	70,052
362	Krones AG	29,197
6,700	Kubota Corp.	146,395
2,600	Kurita Water Industries, Ltd.	99,536
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	13,613
600	Maezawa Kyuso Industries Co., Ltd.	13,486
1,300	Makino Milling Machine Co., Ltd.	47,069
600	Makita Corp.	30,123
586	Manitou Bf SA	17,118
800	Max Co., Ltd.	11,166
2,600	Meidensha Corp.	58,599
800	Metawater Co., Ltd.	18,007
22,387	Metso Outotec Oyj	224,155
7,432	MINEBEA MITSUMI, Inc.	147,882
900	Misumi Group, Inc.	29,564
7,200	Mitsubishi Heavy Industries, Ltd.	220,697
1,000	Mitsubishi Logisnext Co., Ltd.	11,491
700	Mitsuboshi Belting Co., Ltd.	11,551
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.*	9,860
300	Miura Co., Ltd.	16,760
19,488	Morgan Advanced Materials plc	82,935
1,500	Morita Holdings Corp.	25,534
1,700	Nabtesco Corp.	74,637
1,100	Nachi-Fujikoshi Corp.	45,695
2,000	Namura Shipbuilding Co., Ltd.	3,163
4,700	Neles OYJ	62,300
1,456	NFI Group, Inc.	27,560
2,500	NGK Insulators, Ltd.	38,662
1,569	Nilfisk Holding A/S*	33,889
3,900	Nippon Thompson Co., Ltd.	14,658
800	Nitta Corp.	17,370
500	Nitto Kohki Co., Ltd.	8,483
1,900	Nitto Seiko Co., Ltd.	8,252
300	Noritake Co., Ltd.	8,733
1,533	Norma Group SE	78,439
7,000	NSK, Ltd.	61,179
14,800	NTN Corp.	38,307
7,984	OC Oerlikon Corp. AG	82,837
1,700	Oiles Corp.	26,759
600	Okuma Corp.	33,646
400	Organo Corp.	23,844
3,500	OSG Corp.	67,059
1,045	Palfinger AG	33,111
174	Pfeiffer Vacuum Technology AG	33,241
118	Rational AG	109,780
70	Rieter Holding AG	7,614
22,849	Rotork plc	99,977
1,800	Ryobi, Ltd.*	21,921
2,213	Sandvik AB*	54,120
284	Schindler Holding AG, Registered Shares	76,471

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
357,591	SembCorp Marine, Ltd.*	$38,584
388	SFS Group AG	46,014
1,000	Shibaura Machine Co., Ltd.	22,918
1,200	Shima Seiki Manufacturing, Ltd.	20,419
1,900	Shinmaywa Industries, Ltd.	16,297
78,000	Singamas Container Holdings, Ltd.	5,555
2,200	Sintokogio, Ltd.	16,434
3,528	Skellerup Holdings, Ltd.	9,267
6,814	SKF AB, Class B	176,629
100	SMC Corp.	61,081
2,300	Sodick Co., Ltd.	19,666
1,700	Spirax-Sarco Engineering plc	262,706
891	Stabilus SA	62,802
1,600	Star Micronics Co., Ltd.	25,639
849	Sulzer AG, Registered Shares	88,751
3,700	Sumitomo Heavy Industries, Ltd.	91,678
3,900	Tadano, Ltd.	33,442
900	Takeuchi Manufacturing Co., Ltd.	21,236
3,400	Takuma Co., Ltd.	60,890
478	Technotrans SE*	14,595
800	Teikoku Electric Manufacturing Co., Ltd.	9,360
2,900	THK Co., Ltd.	93,818
3,900	Tocalo Co., Ltd.	53,679
1,400	Torishima Pump Manufacturing Co., Ltd.	11,736
7,217	Trelleborg AB*	160,601
1,098	Troax Group AB	25,660
2,700	Tsubaki Nakashima Co., Ltd.	29,522
1,400	Tsubakimoto Chain Co.	36,797
1,500	Tsugami Corp.	22,698
1,200	Tsukishima Kikai Co., Ltd.	16,241
600	Tsurumi Manufacturing Co., Ltd.	10,269
5,928	Valmet Corp.	169,453
803	Vat Group AG(a)	200,209
1,074	VBG Group AB, Class B*	20,168
8,722	Vesuvius plc	64,024
5,758	Volvo AB, Class A	136,716
27,553	Volvo AB, Class B	648,686
229	Vossloh AG*	11,567
1,416	Wacker Neuson SE*	30,292
7,232	Wartsila OYJ Abp, Class B	71,944
560	Washtec AG*	29,860
4,095	Weir Group plc (The)*	111,525
3,000	Yamabiko Corp.	37,746
123,200	Yangzijiang Shipbuilding Holdings, Ltd.	89,130
7,188	Zardoya Otis SA	50,253

		11,374,720

Marine (0.5%):
22	A.P. Moeller—Maersk A/S, Class A	45,660
30	A.P. Moeller—Maersk A/S, Class B	66,909
1,600	Algoma Central Corp.	17,500
3,578	American Shipping Co. ASA	11,755
556	Clarkson plc	20,536
1,333	D/S Norden A/S	24,028
1,307	DFDS A/S*	59,011
1,044	Hapag-Lloyd AG(a)	117,231
3,300	Iino Kaiun Kaisha, Ltd.	13,735
9,940	Irish Continental Group*	54,637

Shares		Value
Common Stocks, continued
Marine, continued
2,300	Japan Transcity Corp.	$12,324
3,000	Kawasaki Kisen Kaisha, Ltd.*	61,572
947	Kuehne & Nagel International AG, Registered Shares	214,749
3,800	Mitsui O.S.K. Lines, Ltd.	116,332
7,000	Nippon Yusen KK	163,332
600	NS United Kaiun Kaisha, Ltd.	8,120
246,000	Pacific Basin Shipping, Ltd.	46,452
65,000	Sitc International Holdings Co., Ltd.	140,728
1,962	Stolt-Nielsen, Ltd.	25,068

		1,219,679

Media (1.5%):
1,267	4imprint Group plc*	44,600
5,715	Aimia, Inc.*	18,546
18,743	Altice Europe NV, Class A*	122,012
1,460	Altice Europe NV, Class B*	9,420
65	APG SGA SA*	14,520
14,475	Arnoldo Mondadori Editore SpA*	26,673
2,124	Ascential plc*	11,195
4,886	Atresmedia Corp. de Medios de Comuicacion SA*	17,255
1,951	Bloomsbury Publishing plc	7,922
6,744	Cairo Communication SpA*	10,364
701	Cogeco Communications, Inc.	53,901
400	Cogeco, Inc.	25,766
5,394	Corus Entertainment, Inc.	18,140
1,600	Cyberagent, Inc.	110,406
3,302	Daily Mail & General Trust plc	33,650
3,500	Dentsu Group, Inc.	104,165
3,391	Euromoney Institutional Investor plc	49,111
8,672	Eutelsat Communications SA	98,134
1,700	F@n Communications, Inc.	6,913
2,800	Fuji Media Holdings, Inc.	29,893
4,000	Hakuhodo DY Holdings, Inc.	54,991
8,376	HT&E, Ltd.	11,973
8,773	Hyve Group plc*	13,574
5,113	Informa plc*	38,416
2,000	Intage Holdings, Inc.	21,917
1,711	Ipsos	57,893
119,144	ITV plc*	174,142
9,582	Ive Group, Ltd.	10,535
3,439	JCDecaux SA*	78,544
1,100	Kadokawa Corp.	39,963
2,312	Kin And Carta plc*	4,491
6,412	Lagardere SCA*	160,900
3,548	Liberty Global plc, Series C*	83,910
1,449	Liberty Global plc, Class A*	35,095
1,664	M6 Metropole Television SA*	27,070
1,300	Macromill, Inc.	8,456
8,183	Mediaset Espana Comunicacion SA*	42,808
24,075	Mediaset SpA*	61,043
3,270	Modern Times Group MTG AB, Class B*^	58,647
80,679	Nine Entertainment Co. Holdings, Ltd.	144,396
3,035	Nordic Entertainment Group AB, Class B*	169,591
15,502	NOS SGPS SA	54,297
1,307	NRJ Group*	9,690
19,083	Ooh!media, Ltd.	24,439
6,014	Otello Corp. ASA*	19,034
5,688	Pearson plc	52,679

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Media, continued
3,968	Pearson plc, ADR^	$36,426
68,000	PICO Far East Holdings, Ltd.	12,188
1,300	Proto Corp.	13,131
6,393	Publicis Groupe SA	318,544
4,026	Quebecor, Inc., Class B	103,631
4,571	RAI Way SpA(a)	30,563
20,289	Reach plc	39,505
1,406	RTL Group*	68,265
4,177	Sanoma OYJ	69,942
435	Schibsted ASA, Class B*	16,282
16,754	SES Global, Class A	158,457
60,999	Seven West Media, Ltd.*	15,533
7,456	Shaw Communications, Inc.	130,927
44,700	Singapore Press Holdings, Ltd.	38,324
74,550	Sky Network Television, Ltd.*	8,630
7,900	SKY Perfect JSAT Holdings, Inc.	38,961
4,175	Societe Television Francaise 1*	33,634
15,013	Southern Cross Media Group, Ltd.	25,937
1,167	Stroeer SE & Co. KGaA	115,574
1,900	TBS Holdings, Inc.	33,455
1,294	Telenet Group Holding NV	55,498
15,000	Television Broadcasts, Ltd.	15,457
1,400	TV Asahi Holdings Corp.	22,996
500	TV Tokyo Holdings Corp.	11,162
232	TX Group AG	18,567
1,000	ValueCommerce Co., Ltd.	31,025
500	Wowow, Inc.	13,742
27,313	WPP Aunz, Ltd.*	14,637
10,008	WPP plc	108,721
700	Zenrin Co., Ltd.	8,570

		3,879,364

Metals & Mining (5.3%):
3,860	Acerinox SA	42,634
1,039	Agnico Eagle Mines, Ltd.	73,260
400	Aichi Steel Corp.	10,702
17,508	Alamos Gold, Inc., Class A	152,973
48,066	Alumina, Ltd.	68,066
723	Amg Advanced Metallurgical Group N.V.	21,510
4,799	Anglo American plc	159,818
4,749	Antofagasta plc	93,594
2,337	Aperam SA	97,524
4,677	ArcelorMittal*	107,317
12,400	Argonaut Gold, Inc.*	26,696
1,100	Asahi Holdings, Inc.	39,151
85,942	Aurelia Metals, Ltd.	28,550
1,731	Aurubis AG	134,630
43,715	B2Gold Corp.	244,903
5,920	Barrick Gold Corp.	134,894
1,875	Bekaert NV	62,356
35,937	BHP Group, Ltd.	1,170,563
2,256	BHP Group, Ltd., ADR	147,407
15,819	Billiton plc, ADR	838,882
10,478	BlueScope Steel, Ltd.	141,554
4,606	Boliden AB	163,072
17,700	Capstone Mining Corp.*	33,100
73,572	Centamin plc	123,161
8,200	Centerra Gold, Inc.	94,970

Shares		Value
Common Stocks, continued
Metals & Mining, continued
4,374	Central Asia Metals plc	$14,387
16,254	China Gold International Resources Corp., Ltd.*	23,244
1,300	Daido Steel Co., Ltd.	54,403
2,700	Daiki Aluminium Industry Co., Ltd.	20,480
5,323	Deterra Royalties, Ltd.*	19,761
1,900	DOWA Mining Co.	69,193
10,500	Dundee Precious Metals, Inc.	75,489
4,662	Eldorado Gold Corp.*	61,796
5,905	Endeavour Mining Corp.*	137,429
539	Eramet*	28,298
2,899	Ero Copper Corp.*	46,513
28,784	Evolution Mining, Ltd.	109,367
16,814	EVRAZ plc	108,487
22,438	Ferrexpo plc	86,842
13,875	First Quantum Minerals, Ltd.	249,111
31,593	Fortescue Metals Group, Ltd.	571,103
5,947	Fortuna Silver Mines, Inc.*	48,877
327	Franco Nevada Corp.	40,983
2,189	Fresnillo plc	33,858
26,349	Galaxy Resources, Ltd.*	45,323
8,215	Galiano Gold, Inc.*	9,230
99,192	Glencore plc*	316,365
1,100	Godo Steel, Ltd.	20,720
6,486	Granges AB*	79,037
4,214	Hill & Smith Holdings plc	81,371
3,000	Hitachi Metals, Ltd.	45,706
9,715	Hochschild Mining plc	27,695
12,495	Hudbay Minerals, Inc.	87,476
15,631	IAMGOLD Corp.*	57,356
21,854	IGO, Ltd.	107,592
5,323	Iluka Resources, Ltd.	26,650
14,498	Imdex, Ltd.	19,285
15,246	Ivanhoe Mines, Ltd., Class A*	82,178
9,400	JFE Holdings, Inc.*	90,285
50,009	Jupiter Mines, Ltd.	11,763
14,214	KAZ Minerals plc	128,297
69,434	Kinross Gold Corp.	509,557
6,043	Kirkland Lake Gold, Ltd.	249,754
10,600	Kobe Steel, Ltd.*	56,747
1,800	Kyoei Steel, Ltd.	24,978
800	Labrador Iron Ore Royalty Corp.	20,498
14,207	Lucara Diamond Corp.*	5,805
19,726	Lundin Mining Corp.	175,142
20,555	Lynas Rare Earths, Ltd.*	63,111
14,393	MACA, Ltd.	13,498
48,387	Macmahon Holdings, Ltd.	9,888
4,545	Major Drilling Group International, Inc.*	27,462
1,400	Maruichi Steel Tube, Ltd.	31,121
176,000	Midas Holdings, Ltd.*	4,795
10,123	Mineral Resources, Ltd.	292,457
3,300	Mitsubishi Materials Corp.	69,748
500	Mitsubishi Steel Manufacturing Co., Ltd.*	2,941
3,300	Mitsui Mining & Smelting Co., Ltd.	121,735
26,154	Mount Gibson Iron, Ltd.	18,600
2,200	Neturen Co., Ltd.	10,074
27,410	New Gold, Inc.*	60,303
5,067	Newcrest Mining, Ltd.	100,920

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Metals & Mining, continued
6,200	Nippon Denko Co., Ltd.^	$17,999
3,700	Nippon Light Metal Holdings Co.	68,823
13,095	Nippon Steel Corp.*	169,864
930	Nippon Yakin Kogyo Co., Ltd.	15,573
200	Nittetsu Mining Co., Ltd.	11,893
12,148	Norsk Hydro ASA	56,136
13,476	Northern Star Resources, Ltd.	130,367
34,228	OceanaGold Corp.*	66,159
21,175	OM Holdings, Ltd.	9,557
12,886	Orocobre, Ltd.*	44,595
500	Osaka Steel Co., Ltd.	5,970
3,202	Osisko Gold Royalties, Ltd.	40,582
10,428	Outokumpu OYJ*	40,986
10,477	OZ Minerals, Ltd.	152,615
900	Pacific Metals Co., Ltd.	19,503
1,217	Pan American Silver Corp.	41,979
14,658	Pan American Silver Corp.—CVR*	12,093
33,353	Perenti Global, Ltd.	35,278
73,744	Perseus Mining, Ltd.*	73,094
125,834	Petropavlovsk plc*	55,672
9,700	Premier Gold Mines, Ltd.*	22,941
5,733	Pretium Resources, Inc.*	65,722
23,878	Ramelius Resources, Ltd.	30,651
25,788	Regis Resources, Ltd.	73,735
47,236	Resolute Mining, Ltd.*	28,662
550	Rio Tinto plc	41,147
13,055	Rio Tinto plc, Registered Shares, ADR	981,997
4,167	Rio Tinto, Ltd.	365,937
6,000	Sabina Gold & Silver Corp.*	15,510
2,148	Salzgitter AG*	56,953
11,858	Sandfire Resources, Ltd.	48,944
4,142	Sandstorm Gold, Ltd.*	29,681
1,600	Sanyo Special Steel Co., Ltd.*	19,874
38,220	Saracen Mineral Holdings, Ltd.*	140,475
21,718	Schmolz + Bickenbach AG*	5,722
32,896	Silver Lake Resources, Ltd.*	44,867
7,523	Sims, Ltd.	78,104
52,227	South32, Ltd.	99,565
4,092	SSAB AB, Class A*	14,627
24,187	SSAB AB, Class B*	77,212
10,349	SSR Mining, Inc.*	207,842
28,999	St. Barbara, Ltd.	52,923
11,400	Straits Trading Co., Ltd.	17,675
2,600	Sumitomo Metal & Mining Co., Ltd.	115,606
19,859	Syrah Resources, Ltd.*	14,710
10,787	Teck Cominco, Ltd., Class B	195,788
1,985	Teck Resources, Ltd., Class B	36,028
9,775	Teranga Gold Corp.*	104,916
3,912	ThyssenKrupp AG*^	38,833
1,900	Toho Titanium Co., Ltd.	16,343
700	Toho Zinc Co., Ltd.*	15,861
1,100	Tokyo Rope Manufacturing Co. Ltd.*	8,096
5,300	Tokyo Steel Manufacturing Co., Ltd.	34,301
1,300	Topy Industries, Ltd.*	14,908
4,685	Torex Gold Resources, Inc.*	70,273
9,694	Trevali Mining Corp.*	1,485
3,324	Turquoise Hill Resources, Ltd.*	41,344

Shares		Value
Common Stocks, continued
Metals & Mining, continued
1,500	UACJ Corp.	$27,541
4,420	Voestalpine AG	158,961
4,200	Wesdome Gold Mines, Ltd.*	35,047
14,207	Western Areas, Ltd.	28,830
12,851	Westgold Resources, Ltd.*	25,880
520	Wheaton Precious Metals Corp.	21,720
1,402	Wheaton Precious Metals Corp.	58,520
42,447	Yamana Gold, Inc.	242,469
1,600	Yamato Kogyo Co., Ltd.	42,965
800	Yodogawa Steel Works, Ltd.	16,355

		14,072,655

Multiline Retail (0.6%):
40,020	B&M European Value Retail SA	282,573
247	Canadian Tire Corp., Class A	32,475
2,909	Dollarama, Inc.	118,582
11,572	Europris ASA(a)	69,115
500	Fuji Co., Ltd./Ehime	9,481
3,300	H2O Retailing Corp.	22,382
15,674	Harvey Norman Holdings, Ltd.	56,695
6,800	Isetan Mitsukoshi Holdings, Ltd.	40,321
1,800	Izumi Co., Ltd.	65,259
6,000	J. Front Retailing Co., Ltd.	47,527
400	Kintetsu Department Store Co., Ltd.	12,203
24,500	Lifestyle International Holdings, Ltd.*	19,474
73,250	Marks & Spencer Group plc*	136,772
1,300	Marui Group Co., Ltd.	22,875
30,000	Metro Holdings, Ltd.	16,226
47,139	Myer Holdings, Ltd.*	10,547
1,643	Next plc*	159,301
3,600	Pan Pacific International Holdings Corp.	83,168
4,800	Ryohin Keikaku Co., Ltd.	98,075
600	Sanyo Electric Railway Co., Ltd.	11,522
1,000	Seria Co., Ltd.	36,656
6,000	Takashimaya Co., Ltd.	51,591
3,557	Tokmanni Group Corp.	70,336
4,000	Wing On Company International, Ltd.	8,670

		1,481,826

Multi-Utilities (0.7%):
3,187	Acea SpA	66,581
5,070	AGL Energy, Ltd.	46,739
4,521	Algonquin Power & Utilities Corp.	74,421
805	Atco, Ltd.	23,080
1,466	Canadian Utilities, Ltd., Class A	35,812
253,408	Centrica plc*	161,626
14,027	E.ON SE	155,329
12,449	Engie Group	190,585
5,714	Hera SpA	20,911
11,786	Iren SpA	30,577
33,157	ITL AEM SpA	52,786
110,123	Keppel Infrastructure Trust	45,403
3,784	National Grid plc, ADR	223,370
11,914	Ren—Redes Energeticas Nacion	34,486
8,606	RWE AG	363,434
7,455	Suez	147,754
3,114	Telecom Plus plc	60,956
6,009	Vector, Ltd.	18,374

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Multi-Utilities, continued
5,040	Veolia Environnement SA	$123,290

		1,875,514

Oil, Gas & Consumable Fuels (4.1%):
9,181	Advantage Oil & Gas, Ltd.*	12,336
24,155	Africa Oil Corp.*	21,447
2,005	Aker BP ASA	50,621
11,746	Ampol, Ltd.	257,560
7,200	Anglo Pacific Group plc	12,580
13,244	ARC Resources, Ltd.	62,437
18,809	Athabasca Oil Corp.*	2,512
2,064	Baytex Energy Corp.*	1,106
25,572	Baytex Energy Corp.*	13,864
103,499	Beach Energy, Ltd.	144,072
17,741	Birchcliff Energy, Ltd.	24,673
33,110	BP plc, ADR	679,417
173,000	Brightoil Petroleum Holdings, Ltd.*	6,278
610	BW Energy, Ltd.*	1,966
2,656	BW LPG, Ltd.(a)	18,261
26,063	Cairn Energy plc*	74,975
5,227	Cameco Corp.	70,042
8,446	Cameco Corp.	113,149
13,900	Canacol Energy, Ltd.	40,956
30,759	Canadian Natural Resources, Ltd.	739,308
16,028	Canadian Natural Resources, Ltd.	385,473
3,012	Cardinal Energy, Ltd.*	1,941
11,375	Cenovus Energy, Inc.	68,705
7,600	Cenovus Energy, Inc.	46,280
13,100	China Aviation Oil Singapore Corp., Ltd.	10,511
40,015	Cooper Energy, Ltd.*	12,038
2,400	Cosmo Energy Holdings Co., Ltd.	42,830
8,781	Crescent Point Energy	20,548
7,561	Crescent Point Energy Corp.	17,645
8,223	Crew Energy, Inc.*	3,618
854	CropEnergies AG	12,416
252	Delek Group, Ltd.*	7,831
39,162	DNO ASA*	31,313
7,379	Enagas SA	162,010
7,622	Enbridge, Inc.	243,806
31,200	ENEOS Holdings, Inc.	112,184
13,800	Enerplus Corp.	43,155
19,469	ENI SpA	201,504
114,028	EnQuest plc*	17,487
19,194	Equinor ASA	318,975
1,004	Equital, Ltd.*	26,253
1,390	Etablissements Maurel et Prom SA*	2,952
9,112	Euronav NV	73,478
1,579	Exmar NV*	5,308
1,267	FLEX LNG, Ltd.	11,120
3,700	Freehold Royalties, Ltd.	15,147
1,400	Frontera Energy Corp.	3,531
3,784	Frontline, Ltd.	24,001
3,100	Fuji Oil Co., Ltd.	5,145
4,922	Galp Energia SGPS SA	52,644
891	Gaztransport et Technigaz SA	86,210
6,249	Genel Energy plc	12,347
7,750	Gibson Energy, Inc.	125,198
19,607	Gran Tierra Energy, Inc.*	7,241

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
18,883	Gulf Keystone Petroleum, Ltd.*	$31,619
4,281	Hoegh Lng Holdings, Ltd.	7,657
11,767	Husky Energy, Inc.	58,248
3,200	Idemitsu Kosan Co., Ltd.	70,470
3,270	Imperial Oil, Ltd.	62,075
1,542	Imperial Oil, Ltd.	29,344
25,400	INPEX Corp.	137,282
12,682	Inter Pipeline, Ltd.	118,280
2,244	International Petroleum Corp.*	4,955
3,600	Itochu Enex Co., Ltd.	35,434
1,000	Japan Petroleum Exploration Co., Ltd.	18,184
24,713	Karoon Energy, Ltd.*	20,199
7,300	Kelt Exploration, Ltd.*	10,325
7,446	Keyera Corp.	132,340
3,082	Koninklijke Vopak NV	161,594
2,011	Lundin Energy AB	54,329
10,707	MEG Energy Corp.*	37,437
1,700	Mitsuuroko Holdings Co., Ltd.	21,986
1,502	Naphtha Israel Petroleum Corp.*	7,205
5,006	Neste Oyj	361,584
14,065	New Hope Corp., Ltd.	15,344
7,392	New Zealand Refining Co., Ltd. (The)*	2,921
64,000	NewOcean Energy Holdings, Ltd.*	5,783
21,200	Nippon Coke & Engineering Co., Ltd.	18,279
7,654	Nuvista Energy, Ltd.*	5,653
104,047	Oil Refineries, Ltd.*	23,613
29,438	Oil Search, Ltd.	84,225
2,596	OMV AG	104,791
12,681	Origin Energy, Ltd.	46,597
211	Ovintiv, Inc.	3,030
2,632	Ovintiv, Inc.	37,825
1,307	Paramount Resouces, Ltd., Class A*	5,135
7,663	Parex Resources, Inc.*	105,489
5,800	Parkland Corp.	184,067
300	Paz Oil Co., Ltd.	32,211
6,783	Pembina Pipeline Corp.	160,421
1,584	Pembina Pipeline Corp.	37,477
6,660	Peyto Exploration & Development Corp.	15,280
12,892	Pharos Energy plc*	3,279
5,032	Prairiesky Royalty, Ltd.	39,894
61,033	Premier Oil plc*^	16,389
19,231	Repsol SA	193,844
32,725	Royal Dutch Shell plc, Class B, ADR	1,099,887
1,600	Sala Corp.	8,857
4,000	San-Ai Oil Co., Ltd.	43,366
42,733	Santos, Ltd.	206,625
27,521	Saras SpA*	19,841
59,700	Senex Energy, Ltd.*	14,486
8,575	Serica Energy plc	13,488
13,762	Seven Generations Energy*	71,475
400	Sinanen Holdings Co., Ltd.	11,489
24,674	Snam SpA	138,541
13,802	Stobart Group, Ltd.*	4,914
10,673	Suncor Energy, Inc.	179,093
16,600	Tamarack Valley Energy, Ltd.*	16,565
7,061	TC Energy Corp.	287,111
3,152	TC Energy Corp.	128,349

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
13,400	Tidewater Midstream and Infrastructure, Ltd.	$8,634
8,990	Torc Oil & Gas, Ltd.*	19,284
1,559	Torm plc	11,446
18,592	TOTAL SE	801,921
11,630	Tourmaline Oil Corp.	156,809
103,509	Tullow Oil plc*^	41,479
3,072	Verbio Vereinigte Bioenergie AG	115,231
5,883	Vermilion Energy, Inc.	26,256
25,105	Viva Energy Group, Ltd.(a)	36,984
12,328	Whitecap Resources, Inc.	47,076
31,393	Whitehaven Coal, Ltd.	39,822
7,528	Woodside Petroleum, Ltd.	132,000
12,631	Z Energy, Ltd.*	29,068

		10,790,596

Paper & Forest Products (0.7%):
1,344	Ahlstrom-Munksjo OYJ	29,713
2,718	Altri SGPS SA	17,139
5,029	Canfor Corp.*	90,804
2,751	Canfor Pulp Products, Inc.*	17,681
600	Daiken Corp.	10,194
4,500	Daio Paper Corp.	87,447
8,317	Ence Energia y Celulosa S.A*	34,408
6,700	Hokuetsu Corp.	26,666
1,772	Holmen AB, Class B	84,983
4,627	Interfor Corp.*	86,418
5,272	Metsa Board OYJ	55,220
7,408	Mondi plc	174,816
15,833	Navigator Co. SA (The)	48,330
4,800	Nippon Paper Industries Co., Ltd.	55,754
1,028	Norbord, Inc.	44,393
18,200	Oji Holdings Corp.	103,687
1,598	Semapa-Sociedade de Investimento E Gestao	17,471
1,998	Stella-Jones, Inc.	72,655
11,332	Stora Enso OYJ, Registered Shares, Class R	216,397
10,437	Svenska Cellulosa AB SCA, Class B*	182,113
600	Tokushu Tokai Paper Co., Ltd.	29,064
7,431	UPM-Kymmene OYJ	276,433
1,416	West Fraser Timber Co., Ltd.	90,988
24,618	Western Forest Products, Inc.*	24,759

		1,877,533

Personal Products (0.7%):
18,108	Asaleo Care, Ltd.	18,834
287	Beiersdorf AG	33,085
16,000	Best World International, Ltd.	3,061
535	Blackmores, Ltd.*	31,168
800	Fancl Corp.	31,955
1,514	Jamieson Wellness, Inc.	42,980
3,900	Kao Corp.	301,572
200	Kose Corp.	34,186
705	L’Oreal SA	267,835
400	Milbon Co., Ltd.	25,520
1,000	Noevir Holdings Co., Ltd.	44,315
2,645	Ontex Group NV*	35,573
1,400	Shiseido Co., Ltd.	97,127
14,440	Unilever plc, ADR	871,598
1,324	Unilever plc	79,690

Shares		Value
Common Stocks, continued
Personal Products, continued
1,300	Ya-Man, Ltd.	$23,597

		1,942,096

Pharmaceuticals (3.8%):
172	Alk-Abello A/S*	70,722
15,687	Alliance Pharma plc	18,785
1,907	Almirall SA	25,383
1,900	Aska Pharmaceutical Co., Ltd.	29,471
17,900	Astellas Pharma, Inc.	276,765
15,563	AstraZeneca plc, ADR	777,994
491	Aurora Cannabis, Inc.*	4,089
6,200	Bausch Health Cos., Inc.*	128,657
1,145	Bausch Health Cos., Inc.*	23,816
10,652	Bayer AG, Registered Shares	626,020
1,600	Canopy Growth Corp.*	39,375
1,800	Chugai Pharmaceutical Co., Ltd.	96,114
411	COSMO Pharmaceuticals NV*	39,459
900	Daiichi Sankyo Co., Ltd.	30,857
700	Eisai Co., Ltd.	50,092
10,617	Faes Farma SA	45,211
700	Fuji Pharma Co., Ltd.	8,466
500	Fuso Pharmaceutical Industries. Ltd.	13,586
1,668	Galenica AG(a)	111,156
14,120	GlaxoSmithKline plc, ADR	519,616
3,801	GlaxoSmithKline plc	69,636
1,384	H. Lundbeck A/S	47,417
4,800	Haw Par Corp., Ltd.	38,916
1,551	Hikma Pharmaceuticals plc	53,419
26,202	Indivior plc*	39,200
701	Ipsen SA	58,277
1,000	Kaken Pharmaceutical Co., Ltd.	38,701
1,000	Kissei Pharmaceutical Co., Ltd.	21,707
98,378	Mayne Pharma Group, Ltd.*	26,215
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	30,218
13,596	Novartis AG, Registered Shares	1,284,588
16,888	Novo Nordisk A/S, Class B	1,181,433
1,000	Ono Pharmaceutical Co., Ltd.	30,141
1,037	Orion OYJ	47,235
4,471	Orion OYJ, Class B	204,922
2,000	Otsuka Holdings Co., Ltd.	85,763
2,424	Recipharm AB*	64,829
3,141	Recordati SpA	173,582
5,605	Roche Holding AG	1,956,292
216	Roche Holding AG	75,635
2,000	Rohto Pharmaceutical Co., Ltd.	59,287
4,419	Sanofi	426,911
1,600	Santen Pharmaceutical Co., Ltd.	25,995
800	Sawai Pharmaceutical Co., Ltd.	36,301
1,300	Seikagaku Corp.	12,825
1,000	Shionogi & Co., Ltd.	54,670
3,200	Sumitomo Dainippon Pharma Co., Ltd.	47,218
800	Taisho Pharmaceutical Holdings Co., Ltd.	53,945
7,400	Takeda Pharmacuetical Co., Ltd.	268,301
4,979	Teva Pharmaceutical Industries, Ltd., ADR*	48,047
3,519	Teva Pharmaceutical Industries, Ltd.*	33,998
800	Torii Pharmaceutical Co., Ltd.	24,992
1,200	Towa Pharmaceutical Co., Ltd.	22,299
1,400	Tsumura & Co.	42,093

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
766	UCB SA	$79,165
26,000	United Laboratories International Holdings, Ltd.	18,480
34,791	Vectura Group plc*	59,752
209	Vetoquinol SA	21,265
1,434	Vifor Pharma AG	226,134
146	Virbac SA*	42,445

		10,067,883

Professional Services (2.1%):
4,336	Adecco SA, Registered Shares	290,838
2,215	AF Poyry AB*	67,767
1,278	Akka Technologies SA*	40,272
7,788	ALS, Ltd.	57,738
770	Altech Corp.	15,669
101	Amadeus Fire AG*	14,834
1,825	Applus Services SA*	20,125
400	Baycurrent Consulting, Inc.	70,322
1,100	Benefit One, Inc.	32,582
1,800	BeNEXT Group Inc.	22,317
372	Bertrandt AG	17,979
7,058	Bureau Veritas SA	187,712
26,624	Capita plc*	14,288
180	Danel Adir Yeoshua, Ltd.	29,729
1,879	DKSH Holding, Ltd.	140,549
900	EN-Japan, Inc.	27,008
9,003	Experian plc	343,008
1,200	FULLCAST Holdings Co., Ltd.	18,714
900	Funai Soken Holdings, Inc.	22,021
175	Groupe Crit*	13,361
64,363	Hays plc	125,946
2,680	Intertek Group plc	207,072
3,227	Intertrust NV*(a)	54,755
300	IR Japan Holdings, Ltd.	48,034
1,000	Jac Recruitment Co., Ltd.	18,370
3,994	McMillan Shakespeare, Ltd.	38,182
1,100	Meitec Corp.	57,203
1,497	Morneau Shepell, Inc.	36,499
2,500	Nihon M&A Center, Inc.	167,325
3,600	Nomura Co., Ltd.	29,839
3,000	Outsourcing, Inc.	40,288
18,606	Pagegroup plc*	113,942
2,000	Pasona Group, Inc.	40,331
4,700	Persol Holdings Co., Ltd.	84,969
4,728	Randstad NV	307,733
9,800	Recruit Holdings Co., Ltd.	411,106
7,938	RELX plc	195,221
5,236	RELX plc, ADR	129,120
2,833	Ricardo plc	13,366
6,390	Robert Walters plc	41,235
4,254	RWS Holdings plc	31,168
1,561	Seek, Ltd.	34,361
91	SGS SA, Registered Shares	274,426
2,400	SMS Co., Ltd.	91,971
2,421	Stantec, Inc.	78,610
1,400	Stantec, Inc.	45,409
7,669	SThree plc*	31,279
1,100	Tanseisha Co., Ltd.	8,777
1,200	Technopro Holdings, Inc.	99,621

Shares		Value
Common Stocks, continued
Professional Services, continued
1,377	Teleperformance	$456,572
2,878	Thomson Reuters Corp.	235,679
1,065	Tinexta SpA*	27,297
1,100	UT Group Co., Ltd.*	34,319
5,882	Wolters Kluwer NV	496,395
600	YAMADA Consulting Group Co., Ltd.	5,743
3,100	Yumeshin Holdings Co., Ltd.	20,963

		5,579,959

Real Estate Management & Development (2.7%):
2,434	ADO Properties SA(a)	86,219
3,100	AEON Mall Co., Ltd.	51,351
2,292	Airport City, Ltd.*	34,832
2,300	Airport Facilities Co., Ltd.	10,615
665	Allreal Holding AG	152,878
1,972	Alony Hetz Properties & Invest	27,657
492	Alrov Properties And Lodgings, Ltd.*	18,492
700	Altus Group, Ltd.	27,028
2,393	Amot Investments, Ltd.	13,444
2,116	Annehem Fastigheter AB*	8,144
7,879	Aroundtown SA	58,911
28,100	Ascendas India Trust	29,338
46,000	Asia Standard International Group, Ltd.*	5,460
3,461	Atrium European Real Estate, Ltd.	10,550
1,281	Atrium Ljungberg AB, Class B	26,988
4,500	Bayside Land Corp.	36,763
210	Big Shopping Centers, Ltd.*	23,372
3,700	Bukit Sembawang Estates, Ltd.	11,184
1,686	CA Immobilien Anlagen AG	64,248
18,900	CapitaLand, Ltd.	46,858
2,300	Castellum AB	58,344
854	Catena AB	40,000
2,826	Cedar Woods Properties, Ltd.	13,617
18,000	Chinese Estates Holdings, Ltd.	8,794
52,000	Chuang’s Consortium International, Ltd.	6,372
7,300	City Developments, Ltd.	44,060
1,684	Citycon OYJ^	16,337
39,930	CK Asset Holdings, Ltd.	205,390
3,803	CLS Holdings plc	11,643
1,625	Colliers International Group	144,836
741	Corestate Capital Holding SA*	13,215
340,000	CSI Properties, Ltd.	10,272
1,700	Daibiru Corp.	21,565
1,200	Daito Trust Construction Co., Ltd.	112,250
11,500	Daiwa House Industry Co., Ltd.	343,321
887	Deutsche Euroshop AG*	19,994
3,542	Deutsche Wohnen SE	189,058
2,618	Dic Asset AG	42,843
2,651	Dios Fastigheter AB	24,751
1,450	DREAM Unlimited Corp.	24,210
34,000	Emperor International Holdings	4,825
2,667	Entra ASA(a)	60,582
3,263	Fabege AB	51,295
72,598	Far East Consortium International, Ltd.	26,977
687	Fastighets AB Balder*	35,910
1,147	FirstService Corp.	156,864
11,092	Foxtons Group plc*	8,347
16,000	Frasers Property, Ltd.	15,023

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
1,100	Goldcrest Co., Ltd.	$17,148
17,039	Grainger plc	66,122
2,677	Grand City Properties SA	68,544
10,000	Great Eagle Holdings, Ltd.	27,486
17,100	GuocoLand, Ltd.	19,789
28,000	Hang Lung Group, Ltd.	69,662
24,984	Hang Lung Properties, Ltd.	66,127
1,200	Heiwa Real Estate Co., Ltd.	43,425
5,154	Helical plc	26,196
23,706	Henderson Land Development Co., Ltd.	92,553
37,840	HKR International, Ltd.	15,624
9,400	Ho Bee Land, Ltd.	17,000
18,500	Hong Fok Corp., Ltd.	10,368
21,600	Hongkong Land Holdings, Ltd.	89,231
2,049	Hufvudstaden AB	33,921
3,000	Hulic Co., Ltd.	32,996
11,000	Hysan Development Co., Ltd.	40,458
12,900	Ichigo, Inc.	38,837
242	Immobel SA	20,168
2,353	IMMOFINANZ AG*	48,794
1,754	Instone Real Estate Group AG*(a)	45,000
29	Intershop Holdings AG	20,150
2,000	Invesque, Inc.*	3,660
164	Investis Holding SA	16,897
25,000	K Wah International Holdings Ltd.	12,049
2,000	Katitas Co., Ltd.	64,545
8,200	Kenedix, Inc.	59,566
22,225	Kerry Properties, Ltd.	56,328
27,058	Klovern AB	51,140
3,150	Kojamo Oyj	69,499
26,000	Kowloon Development Co., Ltd.	27,174
3,796	Kungsleden AB	41,573
11,400	Lai Sun Development Co., Ltd.*	9,032
112,800	Landing International Development, Ltd.*	2,923
44,500	Langham Hospitality Investment	5,853
1,157	LEG Immobilien AG	179,357
7,615	Lend Lease Group	76,971
8,000	Liu Chong Hing Investment, Ltd.	7,267
4,644	LSL Property Services plc*	18,473
578	Melisron, Ltd.	31,497
59,000	Mingfa Group International Co., Ltd.*	428
4,800	Mitsubishi Estate Co., Ltd.	77,528
4,100	Mitsui Fudosan Co., Ltd.	86,432
9,306	Mivne Real Estate KD, Ltd.	24,053
255	Mobimo Holding AG, Registered Shares	82,501
100	Morguard Corp.	9,071
15,087	New World Development Co., Ltd.	70,296
2,193	Nexity SA	95,071
800	Nippon Commercial Development Co., Ltd.	13,013
1,700	Nisshin Group Holdings Co., Ltd.	6,958
3,200	Nomura Real Estate Holdings, Inc.	71,190
3,463	Nyfosa AB*	34,497
1,024	Olav Thon Eiendomsselskap ASA*	21,949
1,700	Open House Co., Ltd.	62,538
17,900	Oue, Ltd.	16,244
50,363	Oxley Holdings, Ltd.	8,187
25,655	Pacific Century Premium Developments, Ltd.*	2,713

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
1,449	PATRIZIA AG	$46,468
1,195	Platzer Fastigheter Holding AB, Class B	15,606
94	Plazza AG	32,193
72,020	Polytec Asset Holdings, Ltd.	8,175
31,000	Prospect Co., Ltd.	9,008
948	PSP Swiss Property AG	126,810
700	Raysum Co., Ltd.	6,413
3,244	Real Matters, Inc.*	48,965
2,300	Relo Group, Inc.	55,793
977	Sagax AB, Class B	20,158
24,202	Samhallsbyggnadsbolaget i Norden AB^	84,284
1,200	SAMTY Co., Ltd.	20,901
7,274	Savills plc*	94,438
1,875	Selvaag Bolig ASA	12,696
2,600	Shinoken Group Co., Ltd.	28,068
795	Shurgard Self Storage SA	34,483
100,800	Sinarmas Land, Ltd.	15,667
36,358	Sino Land Co., Ltd.	47,387
5,000	Soundwill Holdings, Ltd.	4,559
8,938	St. Modwen Properties plc	48,551
2,700	Sumitomo Realty & Development Co., Ltd.	83,438
1,493	Summit Real Estate Holdings, Ltd.*	22,320
1,800	Sun Frontier Fudousan Co., Ltd.	15,586
5,921	Sun Hung Kai Properties, Ltd.	76,444
10,646	Swire Pacific, Ltd., Class A	59,199
17,500	Swire Pacific, Ltd., Class B	16,395
13,600	Swire Properties, Ltd.	39,634
2,643	Swiss Prime Site AG	259,928
1,994	TAG Immobilien AG	63,028
21,000	TAI Cheung Holdings, Ltd.	12,804
4,200	Takara Leben Co., Ltd.	12,509
15,153	The Wharf Holdings, Ltd.	40,816
2,900	Toc Co., Ltd.	19,584
6,400	Tokyo Tatemono Co., Ltd.	88,374
9,000	Tokyu Fudosan Holdings Corp.	48,108
2,400	Tosei Corp.	27,536
2,676	Tricon Residential, Inc.	24,033
6,860	U & I Group plc*	5,787
213	UBM Development AG	9,315
16,200	UOL Group, Ltd.	94,741
2,545	Vonovia SE	185,563
3,228	Wallenstam AB	51,244
6	Warteck Invest AG	16,137
6,203	Watkin Jones plc	15,531
17,829	Wharf Real Estate Investment Co., Ltd.	92,965
2,034	Wihlborgs Fastigheter AB	45,949
20,700	Wing Tai Holdings, Ltd.	30,587
16,000	Wing Tai Properties, Ltd.	7,388
17	Zug Estates Holding AG	38,940

		7,045,605

Road & Rail (1.4%):
8,566	A2B Australia, Ltd.	7,926
52,525	Aurizon Holdings, Ltd.	158,043
400	Canadian National Railway Co.	43,982
5,353	Canadian National Railway Co.	588,027
1,009	Canadian Pacific Railway, Ltd.	349,810
800	Central Japan Railway Co.	113,647

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Road & Rail, continued
1,200	Chilled & Frozen Logistics Holdings Co., Ltd.	$23,681
52,900	ComfortDelGro Corp., Ltd.	66,924
502	DSV PANALPINA A/S	84,026
1,700	East Japan Railway Co.	113,814
8,727	Europcar Mobility Group*^(a)	8,004
64,976	FirstGroup plc*	64,839
1,500	Fukuyama Transporting Co., Ltd.	63,261
4,083	Go-Ahead Group plc*	54,974
1,000	Hamakyorex Co., Ltd.	28,440
2,400	Hankyu Hanshin Holdings, Inc.	80,033
2,200	Hitachi Transport System, Ltd.	65,524
1,100	Ichinen Holdings Co., Ltd.	13,501
206	Jungfraubahn Holding AG, Registered Shares*	31,927
2,500	Keikyu Corp.	43,004
700	Keio Corp.	54,356
1,200	Keisei Electric Railway Co., Ltd.	40,697
1,500	Kintetsu Group Holdings Co., Ltd.	65,836
400	Maruzen Showa Unyu Co., Ltd.	13,504
7,711	MTR Corp., Ltd.	43,134
1,900	Nagoya Railroad Co., Ltd.	50,179
2,400	Nankai Electric Railway Co., Ltd.	61,118
22,771	National Express Group plc*	73,984
2,200	Nikkon Holdings Co., Ltd.	44,155
1,800	Nippon Express Co., Ltd.	121,119
1,300	Nishi-Nippon Railroad Co., Ltd.	38,493
5,199	Nobina AB*(a)	43,443
2,800	Odakyu Electric Railway Co., Ltd.	88,028
13,546	Redde Northgate plc	48,868
500	Sakai Moving Service Co., Ltd.	25,287
2,300	Sankyu, Inc.	87,281
5,400	Seino Holdings Co., Ltd.	76,229
6,400	Senko Group Holdings Co., Ltd.	62,495
975	Sixt SE	68,385
721	Sixt SE*	86,307
2,000	Sotetsu Holdings, Inc.	48,088
31,768	Stagecoach Group plc	32,156
278	Stef S.A.	24,718
5,161	Tfi International, Inc.	265,735
2,000	Tobu Railway Co., Ltd.	59,831
3,400	Tokyu Corp.	42,305
300	Tonami Holdings Co., Ltd.	17,362
3,913	Tourism Holdings, Ltd.*	7,317
600	Trancom Co., Ltd.	51,907
20,930	Transport International Holdings, Ltd.	40,456
1,100	West Japan Railway Co.	57,836

		3,843,996

Semiconductors & Semiconductor Equipment (1.9%):
1,800	Advantest Corp.	135,158
9,500	Aem Holdings, Ltd.	24,905
5,246	ams AG*	114,642
1,786	ASM International NV	390,410
8,119	ASM Pacific Technology, Ltd.	107,178
2,381	ASML Holding NV, NYS	1,161,261
3,418	BE Semiconductor Industries NV	205,881
45,000	BOE Varitronix, Ltd.	16,548
1,206	Camtek, Ltd./Israel*	26,922
2,291	Dialog Semiconductor plc*	125,089

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
279	Elmos Semiconductor SE	$9,362
2,300	Ferrotec Holdings Corp.	39,349
438	First Sensor AG	21,616
6,949	Infineon Technologies AG	266,645
2,200	Japan Material Co., Ltd.	30,213
1,400	Lasertec Corp.	164,711
1,090	Melexis NV	106,371
800	Mimasu Semiconductor Industry	20,043
500	Mitsui High-Tec, Inc.	18,809
1,078	Nova Measuring Instruments, Ltd.*	76,408
1,100	Optorun Co., Ltd.	22,515
9,700	Renesas Electronics Corp.*	101,796
700	ROHM Co., Ltd.	67,907
1,600	Sanken Electric Co., Ltd.	69,455
400	Screen Holdings Co., Ltd.	29,568
300	Shindengen Electric Manufacturing Co., Ltd.	7,467
2,100	Shinko Electric Industries Co., Ltd.	48,160
992	Siltronic AG^	155,229
285	SMA Solar Technology AG*	19,475
823	Soitec*	160,331
6,646	STMicroelectronics NV	246,204
1,086	SUESS MicroTec SE*	25,076
10,600	SUMCO Corp.	232,765
1,100	Tokyo Electron, Ltd.	410,344
800	Tokyo Seimitsu Co., Ltd.	37,668
1,000	Towa Corp.	20,397
3,609	Tower Semiconductor, Ltd.*	93,184
300	Tri Chemical Laboratories, Inc.	48,473
386	U-Blox AG	25,657
1,300	Ulvac, Inc.	55,703
1,200	Yamaichi Electronics Co., Ltd.	18,057

		4,956,952

Software (1.2%):
1,800	Access Co., Ltd.^	12,832
3,669	Altium, Ltd.	96,018
3,980	Avast plc(a)	29,272
1,040	AVEVA Group plc	45,396
1,040	Axway Software SA*	34,299
18,254	BlackBerry, Ltd.*	121,053
4,900	Broadleaf Co., Ltd.	32,333
500	Computer Engineering & Consulting, Ltd.	7,357
201	Constellation Software, Inc.	261,049
1,400	Cresco, Ltd.	17,794
1,200	Cybozu, Inc.	29,884
323	Dassault Systemes SA	65,607
764	Descartes Systems Group, Inc.*	44,679
300	Digital Arts, Inc.	27,696
2,000	Enghouse Systems, Ltd.	96,881
800	Fuji Soft, Inc.	40,035
8,509	Hansen Technology, Ltd.	24,449
916	Hilan, Ltd.	43,537
7,600	Infomart Corp.	72,595
16,011	Infomedia, Ltd.	23,831
7,858	Integrated Research, Ltd.	16,123
5,301	IRESS, Ltd.	43,397
600	Justsystems Corp.	41,531
400	Kinaxis, Inc.*	56,679

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Software, continued
1,361	Lectra	$41,702
172	Linedata Services	5,946
1,195	Magic Software Enterprises, Ltd.	18,955
8,235	Micro Focus International plc, ADR	47,022
500	Miroku Jyoho Service Co., Ltd.	10,160
1,788	Nemetschek SE	131,948
249	Netcompany Group A/S*(a)	25,433
363	NICE Systems, Ltd.*	102,627
3,485	Open Text Corp.	158,428
600	Open Text Corp.	27,268
400	Oracle Corp.	52,057
2,900	Rakus Co., Ltd.	66,838
3,268	Sage Group plc	26,026
3,190	SAP SE	419,139
1,391	SimCorp A/S	206,643
1,731	Software AG	70,513
500	SRA Holdings	12,717
2,100	Systena Corp.	44,066
8,525	Technology One, Ltd.	53,842
1,295	Temenos AG	180,759
374	Topicus.com, Inc.*	1,413
1,900	Trend Micro, Inc.	109,402
12,001	Vista Group International, Ltd.	14,545

		3,111,776

Specialty Retail (1.6%):
400	ABC-Mart, Inc.	22,260
16,866	Accent Group, Ltd.	30,048
10,400	Adairs, Ltd.	26,540
1,300	Adastria Co., Ltd.	26,100
900	Alpen Co., Ltd.	20,638
34,842	AMA Group, Ltd.*	21,497
2,600	Aoki Holdings, Inc.	13,026
2,800	Aoyama Trading Co., Ltd.	14,596
3,236	AP Eagers, Ltd.	33,181
1,900	Arcland Sakamoto Co., Ltd.	31,533
2,500	Autobacs Seven Co., Ltd.	34,589
1,813	Autocanada, Inc.*	33,633
2,300	BIC Camera, Inc.	25,548
4,193	Bilia AB, Class A*	51,670
3,245	Byggmax Group AB*	20,212
2,609	Carasso Motors, Ltd.	11,578
16,294	Card Factory plc*	9,525
3,919	Ceconomy AG*	27,131
800	Chiyoda Co., Ltd.	7,098
18,000	Chow Sang Sang Holdings International, Ltd.	20,440
31,200	Chow Tai Fook Jewellery Group, Ltd.	39,389
4,700	DCM Holdings Co., Ltd.	53,583
39,375	Dixons Carphone plc*	62,708
2,720	Dufry AG, Registered Shares*	169,406
5,185	Dunelm Group plc*	86,060
4,900	Edion Corp.	49,785
77,300	Esprit Holdings, Ltd.*	11,273
400	Fast Retailing Co., Ltd.	358,990
104	Fenix Outdoor International AG*	12,975
1,290	Fielmann AG*	104,716
878	Fnac Darty SA*	56,561
9,000	Frasers Group plc*	55,072

Shares		Value
Common Stocks, continued
Specialty Retail, continued
2,300	Geo Holdings Corp.	$26,996
130,000	Giordano International, Ltd.	19,120
1,946	Grandvision BV*(a)	60,660
13,359	Halfords Group plc*	48,744
8,861	Hennes & Mauritz AB, Class B*	185,177
300	Hikari Tsushin, Inc.	70,158
483	Hornbach Baumarkt AG	21,024
721	Hornbach Holding AG & Co. KGaA	69,318
22,000	I.T, Ltd.*	7,925
5,100	Idom, Inc.	27,073
5,629	Industria de Diseno Textil SA	179,215
4,862	JB Hi-Fi, Ltd.	182,278
13,842	JD Sports Fashion plc*	163,052
700	JINS Holdings, Inc.	46,039
1,500	Joshin Denki Co., Ltd.	39,631
26,469	Kathmandu Holdings, Ltd.*	24,364
1,700	Keiyo Co., Ltd.	12,092
39,018	Kingfisher plc*	144,359
900	Kohnan Shoji Co., Ltd.	28,084
1,600	Komeri Co., Ltd.	45,237
5,800	K’s Holding Corp.	80,684
2,366	Leon’s Furniture, Ltd.	38,352
15,750	L’occitane International SA	39,317
19,046	Lookers plc*	4,102
14,000	Luk Fook Holdings International, Ltd.	33,805
2,347	Matas A/S*	33,275
1,681	Mekonomen AB*	18,617
2,955	Mobilezone Holding AG	33,645
3,966	Nick Scali, Ltd.	29,512
1,900	Nishimatsuya Chain Co., Ltd.	27,227
400	Nitori Co., Ltd.	83,871
2,300	Nojima Corp.	63,176
28,290	Oriental Watch Holdings	9,674
1,400	Pal Group Holdings Co., Ltd.	16,602
76,677	Pendragon plc*	13,663
19,618	Pets At Home Group plc	111,610
2,736	Premier Investments, Ltd.	49,619
61,088	SA SA International Holdings, Ltd.*	9,539
1,800	Shimachu Co., Ltd.	95,537
400	Shimamura Co., Ltd.	41,968
9,886	Super Retail Group, Ltd.	80,299
3,968	Superdry plc*	13,380
900	T-Gaia Corp.	16,892
1,300	United Arrows, Ltd.	19,274
2,400	USS Co., Ltd.	48,557
240	Valora Holding AG	47,121
8,200	VT Holdings Co., Ltd.	33,925
4,080	WHSmith plc	84,327
300	Workman Co., Ltd.	25,608
800	World Co., Ltd.	9,726
700	Xebio Holdings Co., Ltd.	5,590
2,913	XXL ASA*(a)	6,570
10,200	Yamada Holdings Co., Ltd.	54,206
800	Yellow Hat, Ltd.	13,028

		4,234,205

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.5%):
6,400	Brother Industries, Ltd.	$132,139
6,500	Canon, Inc.	124,840
700	EIZO Corp.	24,716
900	Elecom Co., Ltd.	46,514
2,700	FUJIFILM Holdings Corp.	142,419
19,300	Konica Minolta, Inc.	73,912
1,323	Logitech International SA, Class R	128,360
1,900	Maxell Holdings, Ltd.*	23,714
4,900	Mcj Co., Ltd.	52,668
5,300	NEC Corp.	283,818
1,300	Noritsu Koki Co., Ltd.	30,713
1,935	Quadient	37,363
10,400	Ricoh Co., Ltd.	68,292
600	Roland Dg Corp.*	10,913
2,197	S&T AG	51,450
7,600	Seiko Epson Corp.	112,983
1,200	Toshiba Tec Corp.	43,363
4,400	Wacom Co., Ltd.	36,919

		1,425,096

Textiles, Apparel & Luxury Goods (1.9%):
1,248	Adidas AG*	454,252
3,137	Aritzia, Inc.*	63,568
1,500	Asics Corp.	28,690
287	Bijou Brigitte AG*	7,995
1,383	Brunello Cucinelli SpA*	60,036
6,313	Burberry Group plc*	154,611
364	Calida Holding AG*	13,128
408	Canada Goose Holdings, Inc.*^	12,146
909	Chargeurs SA	19,591
3,825	Cie Financiere Richemont SA	345,753
35,102	Coats Group plc*	32,492
485	Delta-Galil Industries, Ltd.	12,299
829	Fox Wizel, Ltd.	83,290
2,382	Gildan Activewear, Inc.*	66,720
400	Goldwin, Inc.	26,388
900	Gunze, Ltd.	29,344
189	Hermes International SA	203,216
2,775	Hugo Boss AG	92,529
473	Kering	343,826
1,500	Komatsu Matere Co., Ltd.	14,968
700	Kurabo Industries, Ltd.	12,322
2,199	LVMH Moet Hennessy Louis Vuitton SA	1,373,826
5,170	Moncler SpA	316,189
3,560	New Wave Group AB	23,583
5,000	Onward Holdings Co., Ltd.	10,044
9,893	Ovs SpA*(a)	12,722
44,000	Pacific Textiles Holdings, Ltd.	28,896
4,972	Pandora A/S	555,555
10,400	Prada SpA*	68,784
902	Puma SE*	101,687
73,200	Samsonite International SA*(a)	130,059
2,100	Sankyo Seiko Co., Ltd.	9,776
500	Sanyo Shokai, Ltd.	2,873
1,000	Seiren Co., Ltd.	15,146
17,500	Stella International Holdings, Ltd.	20,376
507	Swatch Group AG (The), Class B	138,230
1,258	Swatch Group AG (The), Registered Shares	66,426
2,999	Ted Baker plc*	4,716

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
60,000	Texwinca Holdings, Ltd.	$11,539
404	Tod’s SpA*	13,975
3,200	Tsi Holdings Co., Ltd.	6,388
5,500	Unitika, Ltd.*	21,040
2,000	Wacoal Holdings Corp.	40,294
45,514	Yue Yuen Industrial Holdings, Ltd.	94,819

		5,144,107

Thrifts & Mortgage Finance (0.2%):
1,484	Aareal Bank AG*	35,483
3,618	Deutsche Pfandbriefbank AG*(a)	38,797
615	Equitable Group, Inc.	48,806
1,100	Firm Capital Mortgage Investment Corp.	11,003
1,626	Genworth MI Canada, Inc.	55,460
16,190	Genworth Mortgage Insurance AU	29,844
2,112	Home Capital Group, Inc.*	49,286
3,861	MyState, Ltd.	14,704
9,478	OSB Group plc*	54,895
10,978	Paragon Banking Group plc	73,568
3,600	Timbercreek Financial Corp.	24,468

		436,314

Tobacco (0.5%):
14,187	British American Tobacco plc	527,606
18,433	Imperial Brands plc, Class A	387,245
13,100	Japan Tobacco, Inc.	266,997
3,118	Scandinavian Tobacco Group A/S(a)	53,105
779	Swedish Match AB, Class B	60,542

		1,295,495

Trading Companies & Distributors (2.1%):
10,548	AddTech AB, Class B	139,720
1,000	Alconix Corp.	14,188
13,653	Ashtead Group plc	642,397
653	BayWa AG	26,365
2,337	Beijer Ref AB	106,946
1,271	Bergman & Beving AB	15,200
9,600	BOC Aviation, Ltd.(a)	83,031
388	Bossard Holding AG	78,369
5,765	Brenntag AG	446,090
2,745	Bufab AB*	64,865
4,067	Bunzl plc	135,926
4,000	CanWel Building Materials Group, Ltd.	24,106
70,000	China Strategic Holdings, Ltd.*	2,260
400	Daiichi Jitsugyo Co., Ltd.	15,948
1,506	Diploma plc	45,183
3,513	Ferguson plc	427,156
8,200	Finning International, Inc.	174,154
7,815	Grafton Group plc*	98,627
1,700	Hanwa Co., Ltd.	45,743
29,424	Howden Joinery Group plc*	277,808
1,420	Imcd Group NV	180,401
1,800	Inaba Denki Sangyo Co., Ltd.	44,123
1,800	Inabata & Co., Ltd.	25,193
6,429	Indutrade AB*	137,890
9,000	Itochu Corp.	259,249
2,000	Iwatani Corp.	123,369
616	Jacquet Metals SA	10,416
500	Japan Pulp & Paper Co., Ltd.	17,584

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
700	Kamei Corp.	$7,776
900	Kanaden Corp.	11,316
1,700	Kanamoto Co., Ltd.	36,591
3,100	Kanematsu Corp.	38,773
5,365	Kloeckner & Co. SE*	52,453
14,200	Marubeni Corp.	94,660
600	Mitani Corp.	38,713
6,700	Mitsubishi Corp.	165,252
8,600	Mitsui & Co., Ltd.	157,801
1,271	Momentum Group AB, Class B*	21,940
1,800	MonotaRo Co., Ltd.	91,537
4,300	Nagase & Co., Ltd.	63,041
600	Nichiden Corp.	13,021
500	Nippon Steel Trading Corp.	18,157
1,200	Nishio Rent All Co., Ltd.	25,214
700	Onoken Co., Ltd.	8,497
3,525	Reece, Ltd.	40,213
9,256	Rexel SA*	145,936
2,592	Richelieu Hardware, Ltd.	67,290
1,404	Russel Metals, Inc.	25,075
600	Senshu Electric Co., Ltd.	18,457
2,307	Seven Group Holdings, Ltd.	41,572
38,500	Sojitz Corp.	86,145
409	Solar A/S	24,226
17,864	Speedy Hire plc*	17,394
800	Sugimoto & Co., Ltd.	19,238
6,600	Sumitomo Corp.	87,498
600	Tomoe Engineering Co., Ltd.	11,566
2,572	Toromont Industries, Ltd.	180,264
3,500	Toyota Tsushu Corp.	141,630
8,059	Travis Perkins plc	148,667
1,000	Trusco Nakayama Corp.	28,161
800	Wajax Corp.	10,743
2,700	Wakita & Co., Ltd.	27,631
2,700	Yamazen Corp.	27,133
800	Yuasa Trading Co., Ltd.	25,788

		5,681,676

Transportation Infrastructure (0.5%):
833	Aena SME SA*(a)	145,437
496	Aeroports de Paris*	64,378
4,153	Atlantia SpA*	74,550
9,083	Atlas Arteria, Ltd.	45,560
8,117	Auckland International Airport, Ltd.*	44,349
671	Flughafen Zuerich AG*	118,727
1,452	Fraport AG	87,569
2,198	Getlink SE	38,095
1,618	Hamburger Hafen und Logistik AG	36,448
182,200	Hutchison Port Holdings Trust	36,105
1,940	James Fisher & Sons plc	25,145
400	Japan Airport Terminal Co., Ltd.	24,299
3,500	Kamigumi Co., Ltd.	63,977
2,100	Mitsubishi Logistics Corp.	63,169
400	Nissin Corp.	4,722
5,399	Port of Tauranga, Ltd.	28,732
32,311	Qube Holdings, Ltd.	73,283
15,500	SATS, Ltd.*	46,607
17,118	Signature Aviation plc*	90,012

Shares		Value
Common Stocks, continued
Transportation Infrastructure, continued
3,800	Sumitomo Warehouse Co., Ltd. (The)	$48,682
11,723	Sydney Airport*	57,964
11,321	Transurban Group	119,312
2,729	Westshore Terminals Investment Corp.^	33,429

		1,370,551

Water Utilities (0.1%):
8,611	Pennon Group plc	112,161
4,673	Severn Trent plc	146,336
45,000	Siic Environment Holdings, Ltd.	5,891
8,586	United Utilities Group plc	105,589

		369,977

Wireless Telecommunication Services (1.3%):
1,292	1&1 Drillisch AG	32,260
3,670	Cellcom Israel, Ltd.*	18,228
7,390	Freenet AG	155,238
88,000	Hutchison Telecommunications Holdings, Ltd.	13,165
27,900	KDDI Corp.	828,678
5,186	Millicom International Cellular SA, SDR*	204,033
1,000	Okinawa Cellular Telephone Co.	43,143
2,104	Orange Belgium SA	56,045
5,106	Partner Communications Co.*	28,352
1,900	Rogers Communications, Inc., Class B	88,468
1,708	Rogers Communications, Inc., Class B	79,576
35,000	Smartone Telecommunications Ho	18,704
9,900	Softbank Corp.	124,131
17,300	SoftBank Group Corp.	1,355,057
21,800	StarHub, Ltd.	21,601
4,847	Tele2 AB	64,097
119,823	Vodafone Group plc	197,155

		3,327,931

Total Common Stocks (Cost $222,019,092)		264,905,668

Preferred Stocks (0.3%):
Automobiles (0.3%):
1,421	Bayerische Motoren Werke AG (BMW), 4.56%, 5/15/20	95,819
1,645	Porsche Automobil Holding SE, 3.92%, 5/20/20	113,375
2,463	Volkswagen AG, 3.19%, 5/8/20	458,823

		668,017

Household Products (0.0%†):
361	Henkel AG & Co. KGaA, 2.01%, 4/21/20	40,674

Total Preferred Stocks (Cost $687,628)		708,691

Warrants (0.0%†):
Energy Equipment & Services (0.0%†):
64,038	Ezion Holdings, Ltd., 4/6/23	—

Entertainment (0.0%†):
510	Technicolor SA, 9/22/24	161

Textiles, Apparel & Luxury Goods (0.0%†):
8,622	Cie Financiere Richemont SA, 11/22/23	2,241

Total Warrants (Cost $ —)		2,402

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Rights (0.0%†):
Metals & Mining (0.0%†):
2,010	Igo, Ltd., Expires on 1/25/21*(b)	$—
1,411	Maca, Ltd., Expires on 1/18/21*	—

		—

Oil, Gas & Consumable Fuels (0.0%†):
19,231	Repsol SA, Expires on 1/11/21	6,594

Total Rights (Cost $6,791)		6,594

Contracts, Shares, Notional Amount or Principal Amount		Value
Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
967,248	BlackRock Liquidity FedFund, Institutional Class , 0.38%(c)(d)	967,248

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $967,248)		967,248

Total Investment Securities (Cost $223,680,759) — 100.6%(e)		266,590,603
Net other assets (liabilities) — (0.6)%		(1,530,185)

Net Assets — 100.0%		$265,060,418

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

CVR—Contingency Valued Rights

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $914,560.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2020. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(d)	The rate represents the effective yield at December 31, 2020.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts	shown as “—” are either $0 or rounds to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

Country	Percentage

Australia	6.5%

Austria	0.4%

Belgium	1.1%

Bermuda	0.1%

Cambodia	— %†

Canada	9.6%

Cayman Islands	— %†

China	0.3%

Colombia	— %†

Denmark	2.2%

Egypt	0.1%

European Community	— %†

Faroe Islands	— %†

Finland	1.5%

France	7.6%

Germany	7.0%

Hong Kong	1.8%

India	— %†

Indonesia	— %†

Ireland	1.4%

Isle of Man	0.1%

Israel	0.8%

Country	Percentage

Italy	2.4%

Japan	22.9%

Jersey	— %†

Liechtenstein	— %†

Luxembourg	0.8%

Malta	— %†

Mexico	— %†

Monaco	0.1%

Netherlands	3.9%

New Zealand	0.3%

Norway	0.8%

Peru	— %†

Portugal	0.1%

Singapore	0.7%

Spain	2.4%

Sweden	3.7%

Switzerland	7.9%

United Arab Emirates	— %†

United Kingdom	12.9%

United States	0.6%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$223,680,759

Investment securities, at value(a)	$266,590,603
Interest and dividends receivable	240,919
Foreign currency, at value (cost $383,716)	387,334
Receivable for investments sold	258,292
Reclaims receivable	885,937
Prepaid expenses	1,408

Total Assets	268,364,493

Liabilities:
Cash overdraft	1,339,613
Payable for capital shares redeemed	714,745
Payable for collateral received on loaned securities	967,248
Manager fees payable	168,723
Administration fees payable	20,696
Distribution fees payable	56,241
Custodian fees payable	9,759
Administrative and compliance services fees payable	376
Transfer agent fees payable	498
Trustee fees payable	1,360
Other accrued liabilities	24,816

Total Liabilities	3,304,075

Net Assets	$265,060,418

Net Assets Consist of:
Paid in capital	$220,437,303
Total distributable earnings	44,623,115

Net Assets	$265,060,418

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,963,205
Net Asset Value (offering and redemption price per share)	$11.06

(a)	Includes securities on loan of $914,560.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$6,714,370
Income from securities lending	46,135
Foreign withholding tax	(741,204)

Total Investment Income	6,019,301

Expenses:
Manager fees	2,348,346
Administration fees	147,794
Distribution fees	617,985
Custodian fees	85,644
Administrative and compliance services fees	4,688
Transfer agent fees	6,493
Trustee fees	15,927
Professional fees	14,017
Shareholder reports	7,619
Other expenses	70,711

Total expenses before reductions	3,319,224
Less expenses voluntarily waived/reimbursed by the Manager	(494,390)

Net expenses	2,824,834

Net Investment Income/(Loss)	3,194,467

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(16,172)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	17,605,651

Net realized and Change in net unrealized gains/losses on investments	17,589,479

Change in Net Assets Resulting From Operations	$20,783,946

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,194,467	$5,673,610
Net realized gains/(losses) on investments	(16,172)	(689,954)
Change in unrealized appreciation/depreciation on investments	17,605,651	45,781,004

Change in net assets resulting from operations	20,783,946	50,764,660

Distributions to Shareholders:
Distributions	(6,243,472)	(12,489,056)

Change in net assets resulting from distributions to shareholders	(6,243,472)	(12,489,056)

Capital Transactions:
Proceeds from shares issued	28,562,814	2,153,591
Proceeds from dividends reinvested	6,243,472	12,489,056
Value of shares redeemed	(60,172,623)	(30,075,836)

Change in net assets resulting from capital transactions	(25,366,337)	(15,433,189)

Change in net assets	(10,825,863)	22,842,415
Net Assets:
Beginning of period	275,886,281	253,043,866

End of period	$265,060,418	$275,886,281

Share Transactions:
Shares issued	3,629,639	216,549
Dividends reinvested	642,332	1,303,659
Shares redeemed	(6,396,250)	(2,929,634)

Change in shares	(2,124,279)	(1,409,426)

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.58	$9.20	$11.46	$9.21	$9.03

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.21 (a)	0.17	0.19	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	1.65	(2.16)	2.21	0.17

Total from Investment Activities	0.73	1.86	(1.99)	2.40	0.28

Distributions to Shareholders From:
Net Investment Income	(0.25)	(0.15)	(0.21)	(0.15)	(0.10)
Net Realized Gains	—	(0.33)	(0.06)	—	—

Total Dividends	(0.25)	(0.48)	(0.27)	(0.15)	(0.10)

Net Asset Value, End of Period	$11.06	$10.58	$9.20	$11.46	$9.21

Total Return(b)	7.25%	20.72%	(17.65)%	26.09%	3.17%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$265,060	$275,886	$253,044	$258,959	$252,697
Net Investment Income/(Loss)	1.29%	2.09%	1.63%	1.48%	1.62%
Expenses Before Reductions(c)	1.34%	1.33%	1.38%	1.41%	1.39%
Expenses Net of Reductions	1.14%	1.13%	1.18%	1.21%	1.19%
Portfolio Turnover Rate	14%	6%	20%	4%	11%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2020

investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,219 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $967,248 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA International Core Equity Fund	0.95%	1.39%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.75% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2020

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $1,341 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2		Level 3		Total

Common Stocks+	$37,530,269	$227,375,399		$—		$264,905,668
Preferred Stocks+	—	708,691		—		708,691
Warrants+	2,402	—	#	—		2,402
Rights+	6,594	—	#	—	#	6,594
Short-Term Securities Held as Collateral for Securities on Loan	967,248	—		—		967,248

Total Investments	$38,506,513	$228,084,090		$—		$266,590,603

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2020.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA International Core Equity Fund	$34,052,516	$60,143,310

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2020

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $224,644,979. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$71,321,343
Unrealized (depreciation)	(29,375,719)

Net unrealized appreciation/(depreciation)	$41,945,624

As of the end of its tax year ended December 31, 2020, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA International Core Equity Fund	$—	$973,492	$973,492

The	tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$6,243,472	$—	$6,243,472

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$4,021,220	$8,467,836	$12,489,056

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2020

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA International Core Equity Fund	$3,585,484	$—	$(973,492)	$42,011,123	$44,623,115

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of passive foreign investment companies.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA International Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 25

Statement of Operations
Page 25

Statements of Changes in Net Assets
Page 26

Financial Highlights
Page 27

Notes to the Financial Statements
Page 28

Report of Independent Registered Public Accounting Firm
Page 33

Other Federal Income Tax Information
Page 34

Other Information
Page 35

Approval of Investment Advisory and Subadvisory Agreements
Page 36

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned 17.70%. That compared to a 20.89% total return for its benchmark, the Russell 3000® Index1.

The economic consequences of the coronavirus (COVID-19) pandemic in March sent U.S. equities into a steep decline. By early June, the S&P 500 Index2 had erased those earlier losses. U.S. equities generally continued to rise on a slower trajectory through the end of the year.

Large-cap stocks outperformed small-cap stocks for the period. Growth stocks outperformed value stocks across all market cap sizes. In the large-cap universe, stocks with higher profitability outperformed stocks with lower profitability. In the small-cap universe, however, stocks with higher profitability underperformed stocks with lower profitability.

The Fund’s emphasis on value stocks detracted from its relative performance during the period, as value stocks underperformed growth stocks. The Fund’s exclusion of real estate investment trusts3 (REITs) offset some of this negative impact, as REITs underperformed the overall benchmark during the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged. Investors cannot invest directly in an index.

[3]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	17.70%	12.08%	14.14%	11.30%
Russell 3000® Index	20.89%	14.49%	15.43%	12.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market capitalization and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,261.80	$4.89	0.86%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,020.81	$4.37	0.86%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	24.8%

Financials	13.6

Consumer Discretionary	13.2

Industrials	12.3

Health Care	11.6

Communication Services	8.0

Consumer Staples	6.1

Materials	4.5

Utilities	2.6

Energy	2.6

Real Estate	0.3

Total Common Stocks and Preferred Stocks	99.6

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.5

Unaffiliated Investment Companies	0.1

Total Investment Securities	100.2

Net other assets (liabilities)	(0.2)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (1.6%):
1,810	AAR Corp.	$65,558
2,968	Aerojet Rocketdyne Holdings, Inc.*	156,859
552	AeroVironment, Inc.*	47,969
712	Astronics Corp.*	9,420
415	Astronics Corp., Class B*^	5,508
1,281	Axon Enterprise, Inc.*	156,961
4,420	Boeing Co. (The)	946,145
3,220	BWX Technologies, Inc.	194,102
685	CPI Aerostructures, Inc.*	2,624
1,202	Cubic Corp.	74,572
1,425	Curtiss-Wright Corp.	165,799
625	Ducommun, Inc.*	33,563
3,695	General Dynamics Corp.	549,890
769	HEICO Corp.	101,816
1,107	HEICO Corp., Class A	129,585
2,713	Hexcel Corp.	131,553
12,010	Howmet Aerospace, Inc.*	342,765
1,188	Huntington Ingalls Industries, Inc.	202,530
4,471	Kratos Defense & Security Solutions, Inc.*	122,640
1,779	L3harris Technologies, Inc.	336,267
2,834	Lockheed Martin Corp.	1,006,012
1,378	Mercury Systems, Inc.*	121,347
913	Moog, Inc., Class A	72,401
343	National Presto Industries, Inc.	30,331
1,853	Northrop Grumman Corp.	564,646
953	Park Aerospace Corp., Class C	12,780
12,981	Raytheon Technologies Corp.	928,271
2,910	Spirit AeroSystems Holdings, Inc., Class A	113,752
495	Teledyne Technologies, Inc.*	194,030
6,294	Textron, Inc.	304,189
521	TransDigm Group, Inc.*	322,421
741	Vectrus, Inc.*	36,843

		7,483,149

Air Freight & Logistics (0.7%):
3,741	Air Transport Services Group, Inc.*	117,243
1,400	Atlas Air Worldwide Holdings, Inc.*	76,356
3,174	C.H. Robinson Worldwide, Inc.	297,943
1,026	Echo Global Logistics, Inc.*	27,517
2,787	Expeditors International of Washington, Inc.	265,072
3,024	FedEx Corp.	785,091
1,079	Forward Air Corp.	82,910
1,493	Hub Group, Inc., Class A*	85,101
3,266	Radiant Logistics, Inc.*	18,943
7,641	United Parcel Service, Inc., Class B	1,286,745
2,972	XPO Logistics, Inc.*	354,262

		3,397,183

Airlines (0.4%):
4,626	Alaska Air Group, Inc.	240,552
556	Allegiant Travel Co.	105,217
11,473	American Airlines Group, Inc.^	180,929
1,140	Copa Holdings SA, Class A	88,042
6,587	Delta Air Lines, Inc.	264,863
2,644	Hawaiian Holdings, Inc.	46,799
9,359	JetBlue Airways Corp.*	136,080
2,917	SkyWest, Inc.	117,584
7,398	Southwest Airlines Co.	344,822

Shares		Value
Common Stocks, continued
Airlines, continued
3,618	Spirit Airlines, Inc.*	$88,460
6,852	United Airlines Holdings, Inc.*	296,349

		1,909,697

Auto Components (0.6%):
2,780	Adient plc*	96,661
8,138	American Axle & Manufacturing Holdings, Inc.*	67,871
3,957	Aptiv plc	515,558
2,666	Autoliv, Inc.	245,539
7,498	BorgWarner, Inc.	289,722
2,411	Cooper Tire & Rubber Co.	97,646
1,256	Cooper-Standard Holding, Inc.*	43,546
5,305	Dana, Inc.	103,554
1,095	Dorman Products, Inc.*	95,068
1,147	Fox Factory Holding Corp.*	121,249
7,599	Gentex Corp.	257,833
799	Gentherm, Inc.*	52,111
10,334	Goodyear Tire & Rubber Co.	112,744
1,365	Horizon Global Corp.*	11,725
1,015	LCI Industries	131,625
1,758	Lear Corp.	279,574
3,637	Modine Manufacturing Co.*	45,681
1,190	Motorcar Parts of America, Inc.*	23,348
1,436	Standard Motor Products, Inc.	58,101
1,582	Stoneridge, Inc.*	47,824
275	Strattec Security Corp.	13,574
3,917	Tenneco, Inc.*	41,520
3,249	Veoneer, Inc.*^	69,204
986	Visteon Corp.*	123,763
1,621	VOXX International Corp.*	20,684

		2,965,725

Automobiles (1.1%):
67,939	Ford Motor Co.	597,184
23,593	General Motors Co.	982,413
5,001	Harley-Davidson, Inc.	183,537
5,055	Tesla, Inc.*	3,567,161
1,652	Winnebago Industries, Inc.	99,021

		5,429,316

Banks (5.3%):
1,278	1st Source Corp.	51,503
504	ACNB Corp.	12,600
954	Allegiance Bancshares, Inc.	32,560
749	Altabancorp	20,912
661	American National Bankshares, Inc.	17,325
587	American River Bankshares	7,719
2,629	Ameris Bancorp	100,086
704	Ames National Corp.	16,910
986	Arrow Financial Corp.	29,491
5,524	Associated Banc-Corp.	94,184
1,160	Atlantic Capital Bancshares, Inc.*	18,467
2,781	Atlantic Union Bankshares Corp.	91,606
2,876	Banc of California, Inc.	42,306
1,639	BancFirst Corp.	96,209
2,831	Bancorp, Inc. (The)*	38,643
2,523	BancorpSouth Bank	69,231
66,543	Bank of America Corp.	2,016,917
899	Bank of Commerce Holdings	8,900

See accompanying notes to the financial statements.

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
1,489	Bank of Hawaii Corp.	$114,087
902	Bank of Marin Bancorp	30,975
2,800	Bank of Nt Butterfield & Son, Ltd. (The)	87,248
4,810	Bank OZK	150,409
2,950	BankUnited, Inc.	102,601
1,829	Banner Corp.	85,213
1,189	Bar Harbor Bankshares	26,860
842	BCB Bancorp, Inc.	9,321
2,598	Berkshire Hills Bancorp, Inc.	44,478
2,016	BOK Financial Corp.	138,056
5,245	Boston Private Financial Holdings, Inc.	44,320
668	Bridge Bancorp, Inc.	16,152
5,107	Brookline Bancorp, Inc.	61,488
1,162	Bryn Mawr Bank Corp.	35,551
977	Byline BanCorp, Inc.	15,095
74	C&F Financial Corp.	2,746
5,075	Cadence Bancorp	83,332
843	Camden National Corp.	30,163
1,309	Capital City Bank Group, Inc.	32,175
3,399	Cathay General Bancorp	109,414
1,225	CBTX, Inc.	31,250
1,402	Central Pacific Financial Corp.	26,652
933	Central Valley Community Bancorp	13,892
273	Century Bancorp, Inc.	21,119
377	Chemung Financial Corp.	12,799
2,299	CIT Group, Inc.	82,534
17,822	Citigroup, Inc.	1,098,905
943	Citizens & Northern Corp.	18,709
8,004	Citizens Financial Group, Inc.	286,223
552	Citizens Holding Co.	11,564
904	City Holding Co.	62,873
938	Civista Bancshares, Inc.	16,443
735	CNB Financial Corp.	15,648
85	Codorus Valley Bancorp, Inc.	1,442
56	Colony Bankcorp, Inc.	820
3,326	Columbia Banking System, Inc.	119,403
3,919	Comerica, Inc.	218,915
3,398	Commerce Bancshares, Inc.	223,249
1,393	Community Bank System, Inc.	86,798
1,325	Community Trust Bancorp, Inc.	49,091
2,266	ConnectOne Bancorp, Inc.	44,844
1,845	Cullen/Frost Bankers, Inc.	160,939
1,643	Customers Bancorp, Inc.*	29,870
5,350	CVB Financial Corp.	104,325
1,882	Eagle Bancorp, Inc.	77,727
4,679	East West Bancorp, Inc.	237,272
1,229	Enterprise Financial Services Corp.	42,954
682	Equity Bancshares, Inc.*	14,724
312	Evans Bancorp, Inc.	8,592
13,238	F.N.B. Corp.	125,761
1,329	Farmers National Banc Corp.	17,636
1,852	FB Financial Corp.	64,320
9,786	Fifth Third Bancorp	269,800
1,053	Financial Institutions, Inc.	23,693
10,711	First Bancorp	98,755
814	First Bancorp, Inc.	20,676
752	First Bancorp/Southern Pines NC	25,440

Shares		Value
Common Stocks, continued
Banks, continued
611	First Bancshares, Inc. (The)	$18,868
2,931	First Busey Corp.	63,163
664	First Business Financial Services, Inc.	12,224
269	First Citizens BancShares, Inc., Class A	154,479
5,424	First Commonwealth Financial Corp.	59,339
1,419	First Community Bankshares	30,622
5,037	First Financial Bancorp	88,299
4,532	First Financial Bankshares, Inc.	163,945
536	First Financial Corp.	20,824
733	First Financial Northwest, Inc.	8,356
1,996	First Foundation, Inc.	39,920
1,512	First Hawaiian, Inc.	35,653
19,530	First Horizon Corp.	249,203
1,244	First Interstate BancSystem, Class A	50,718
1,606	First Merchants Corp.	60,080
660	First Mid Bancshares, Inc.	22,216
4,022	First Midwest Bancorp, Inc.	64,030
1,573	First of Long Island Corp. (The)	28,078
2,517	First Republic Bank	369,823
2,253	Flushing Financial Corp.	37,490
5,044	Fulton Financial Corp.	64,160
1,315	German American Bancorp, Inc.	43,513
3,017	Glacier Bancorp, Inc.	138,812
1,035	Great Southern Bancorp, Inc.	50,612
2,353	Great Western Bancorp, Inc.	49,178
3,507	Hancock Whitney Corp.	119,308
2,408	Hanmi Financial Corp.	27,307
3,310	HarborOne BanCorp, Inc.	35,947
42	Hawthorn Bancshares, Inc.	920
1,853	Heartland Financial USA, Inc.	74,806
1,197	Heritage Financial Corp.	27,998
2,010	Hertiage Commerce Corp.	17,829
5,680	Hilltop Holdings, Inc.	156,257
4,922	Home Bancshares, Inc.	95,881
1,540	Hometrust Bancshares, Inc.	29,737
6,189	Hope BanCorp, Inc.	67,522
2,112	Horizon Bancorp	33,496
17,399	Huntington Bancshares, Inc.	219,749
929	Independent Bank Corp.	67,854
855	Independent Bank Corp.	15,792
2,071	Independent Bank Group, Inc.	129,479
2,748	International Bancshares Corp.	102,885
10,187	Investors Bancorp, Inc.	107,575
36,718	JPMorgan Chase & Co.	4,665,755
13,247	KeyCorp	217,383
2,859	Lakeland Bancorp, Inc.	36,309
1,656	Lakeland Financial Corp.	88,728
526	Landmark Bancorp, Inc.	12,019
712	LCNB Corp.	10,459
2,207	Live Oak Bancshares, Inc.	104,744
2,212	M&T Bank Corp.	281,588
2,571	Macatawa Bank Corp.	21,519
1,293	Mercantile Bank Corp.	35,131
241	Midland States BanCorp, Inc.	4,307
638	MidWestone Financial Group, Inc.	15,631
1,805	National Bank Holdings Corp.	59,132
514	National Bankshares, Inc.	16,093

See accompanying notes to the financial statements.

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
2,353	NBT Bancorp, Inc.	$75,531
373	Nicolet Bankshares, Inc.*	24,749
510	Northrim Bancorp, Inc.	17,315
511	Norwood Financial Corp.	13,373
3,309	OFG Bancorp	61,349
440	Ohio Valley Banc Corp.	10,384
7,959	Old National Bancorp	131,801
2,225	Old Second Bancorp, Inc.	22,473
550	Origin Bancorp, Inc.	15,274
638	Orrstown Financial Services, Inc.	10,559
1,205	Pacific Mercantile Bancorp*	6,194
3,741	Pacific Premier Bancorp, Inc.	117,206
2,447	PacWest Bancorp	62,154
784	Park National Corp.	82,328
1,165	Peapack-Gladstone Financial Corp.	26,515
546	Penns Woods Bancorp, Inc.	14,201
608	Peoples Bancorp of NC	13,996
1,361	Peoples Bancorp, Inc.	36,869
11,228	People’s United Financial, Inc.	145,178
2,297	Pinnacle Financial Partners, Inc.	147,927
3,622	PNC Financial Services Group, Inc. (The)	539,678
2,484	Popular, Inc.	139,899
878	Preferred Bank Los Angeles	44,313
945	Premier Financial Bancorp, Inc.	12,559
2,791	Prosperity Bancshares, Inc.	193,584
606	QCR Holdings, Inc.	23,992
487	Rbb BanCorp	7,490
15,860	Regions Financial Corp.	255,663
2,997	Renasant Corp.	100,939
1,417	Republic Bancorp, Inc., Class A	51,111
1,468	S & T Bancorp, Inc.	36,465
148	Salisbury Bancorp, Inc.	5,516
1,838	Sandy Spring Bancorp, Inc.	59,165
1,879	Seacoast Banking Corp of Florida*	55,337
1,252	Select Bancorp, Inc.*	11,856
2,629	ServisFirst Bancshares, Inc.	105,922
1,113	Shore Bancshares, Inc.	16,250
1,028	Sierra Bancorp	24,590
1,436	Signature Bank	194,276
4,534	Simmons First National Corp., Class A	97,889
2,840	South State Corp.	205,332
2,003	Southern National Bancorp	24,256
2,264	Southside Bancshares, Inc.	70,252
7,203	Sterling Bancorp	129,510
1,432	Stock Yards Bancorp, Inc.	57,967
557	Summit Financial Group, Inc.	12,299
791	SVB Financial Group*	306,774
5,125	Synovus Financial Corp.	165,896
5,120	TCF Financial Corp.	189,542
1,633	Texas Capital Bancshares, Inc.*	97,164
490	Tompkins Financial Corp.	34,594
3,776	TowneBank	88,660
1,726	TriCo Bancshares	60,893
2,154	Tristate Capital Holdings, Inc.*	37,480
1,501	Triumph BanCorp, Inc.*	72,874
11,522	Truist Financial Corp.	552,249
3,028	Trustmark Corp.	82,695

Shares		Value
Common Stocks, continued
Banks, continued
16,332	U.S. Bancorp	$760,908
2,075	UMB Financial Corp.	143,154
6,312	Umpqua Holdings Corp.	95,564
5,281	United Bankshares, Inc.	171,104
3,244	United Community Banks, Inc.	92,259
1,190	United Security Bancshares	8,390
42	Unity Bancorp, Inc.	737
1,914	Univest Financial Corp.	39,390
13,568	Valley National Bancorp	132,288
1,113	Washington Trust Bancorp	49,862
2,517	Webster Financial Corp.	106,092
33,570	Wells Fargo & Co.	1,013,143
2,998	WesBanco, Inc.	89,820
1,062	West Bancorp	20,497
1,287	Westamerica Bancorp	71,158
3,400	Western Alliance Bancorp	203,830
2,102	Wintrust Financial Corp.	128,411
5,488	Zions Bancorp	238,399

		25,138,968

Beverages (1.4%):
225	Boston Beer Co., Inc. (The), Class A*	223,715
1,105	Brown-Forman Corp., Class A	81,184
4,134	Brown-Forman Corp., Class B	328,364
39,878	Coca-Cola Co. (The)	2,186,910
285	Coca-Cola Consolidated, Inc.	75,887
1,703	Constellation Brands, Inc., Class C	373,042
4,758	Keurig Dr Pepper, Inc.	152,256
615	MGP Ingredients, Inc.	28,942
3,243	Molson Coors Brewing Co., Class B	146,551
4,050	Monster Beverage Corp.*	374,544
1,132	National Beverage Corp.^	96,107
18,983	PepsiCo, Inc.	2,815,179

		6,882,681

Biotechnology (2.3%):
18,635	AbbVie, Inc.	1,996,739
2,144	ACADIA Pharmaceuticals, Inc.*	114,618
737	Acceleron Pharma, Inc.*	94,292
3,964	Adverum Biotechnologies, Inc.*	42,970
436	Agios Pharmaceuticals, Inc.*	18,892
7,184	Akebia Therapeutics, Inc.*	20,115
2,787	Alexion Pharmaceuticals, Inc.*	435,441
1,012	Alkermes plc*	20,189
959	Alnylam Pharmaceuticals, Inc.*	124,641
8,026	Amgen, Inc.	1,845,337
955	AnaptysBio, Inc.*	20,533
1,621	Arena Pharmaceuticals, Inc.*	124,541
1,753	Arrowhead Pharmaceuticals, Inc.*	134,508
1,907	Atara Biotherapeutics, Inc.*	37,434
3,318	Biogen, Inc.*	812,444
2,087	BioMarin Pharmaceutical, Inc.*	183,009
1,469	Bluebird Bio, Inc.*	63,564
718	Concert Pharmaceuticals, Inc.*	9,076
1,534	Denali Therapeutics, Inc.*	128,488
233	Eagle Pharmaceuticals, Inc.*	10,851
1,656	Emergent BioSolutions, Inc.*	148,378
1,013	Enanta Pharmaceuticals, Inc.*	42,647

See accompanying notes to the financial statements.

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,306	Epizyme, Inc.*	$25,043
1,700	Exact Sciences Corp.*	225,233
8,266	Exelixis, Inc.*	165,899
522	Fibrogen, Inc.*	19,361
2,400	Five Prime Therapeutics, Inc.*	40,824
1,432	G1 Therapeutics, Inc.*^	25,762
16,406	Gilead Sciences, Inc.	955,813
1,929	Global Blood Therapeutics, Inc.*	83,545
779	Glycomimetics Industries*	2,929
1,961	Incyte Corp.*	170,568
2,177	Intellia Therapeutics, Inc.*	118,429
1,964	Ionis Pharmaceuticals, Inc.*	111,045
4,399	Ironwood Pharmaceuticals, Inc.*	50,105
1,605	Karyopharm Therapeutics, Inc.*	24,845
1,263	Kura Oncology, Inc.*	41,250
526	Ligand Pharmaceuticals, Inc., Class B*^	52,311
1,449	Macrogenics, Inc.*	33,124
194	Madrigal Pharmaceuticals, Inc.*^	21,567
3,689	Myriad Genetics, Inc.*	72,950
715	Neurocrine Biosciences, Inc.*	68,533
1,522	ObsEva SA*	3,166
10,235	OPKO Health, Inc.*^	40,428
9,565	PDL BioPharma, Inc.^	23,626
1,720	Prothena Corp. plc*	20,658
687	Regeneron Pharmaceuticals, Inc.*	331,897
1,384	REGENXBIO, Inc.*	62,778
995	Repligen Corp.*	190,672
1,053	Rhythm Pharmaceuticals, Inc.*	31,306
2,600	Rocket Pharmaceuticals, Inc.*	142,584
1,793	Sage Therapeutics, Inc.*	155,112
4,658	Sangamo Therapeutics, Inc.*	72,688
660	Sarepta Therapeutics, Inc.*	112,523
1,210	Seagen, Inc.*	211,919
2,126	Spectrum Pharmaceuticals, Inc.*	7,250
1,882	Travere Therapeutics, Inc.*	51,294
1,104	Ultragenyx Pharmaceutical, Inc.*	152,827
1,559	United Therapeutics Corp.*	236,641
2,321	Vanda Pharmaceuticals, Inc.*	30,498
1,880	Vertex Pharmaceuticals, Inc.*	444,319
1,946	Xencor, Inc.*	84,904

		11,144,933

Building Products (0.9%):
3,264	A.O. Smith Corp.	178,932
1,603	AAON, Inc.	106,808
2,557	Advanced Drainage Systems, Inc.	213,714
1,795	Allegion plc	208,902
938	American Woodmark Corp.*	88,031
1,085	Apogee Enterprises, Inc.	34,373
1,778	Armstrong Flooring, Inc.*	6,792
1,537	Armstrong World Industries, Inc.	114,337
5,385	Builders FirstSource, Inc.*	219,762
9,689	Carrier Global Corp.	365,470
3,362	Cornerstone Building Brands, Inc.*	31,199
889	Csw Industrials, Inc.	99,488
3,634	Fortune Brands Home & Security, Inc.	311,506
1,176	Gibraltar Industries, Inc.*	84,601
2,893	Griffon Corp.	58,959

Shares		Value
Common Stocks, continued
Building Products, continued
1,209	Insteel Industries, Inc.	$26,924
4,386	Jeld-Wen Holding, Inc.*	111,229
9,810	Johnson Controls International plc	457,049
617	Lennox International, Inc.	169,039
3,138	Masco Corp.	172,370
1,151	Masonite International Corp.*	113,189
2,817	Owens Corning	213,416
856	Patrick Industries, Inc.	58,508
3,615	PGT Innovations, Inc.*	73,529
1,925	Quanex Building Products Corp.	42,677
5,228	Resideo Technologies, Inc.*	111,147
1,453	Simpson Manufacturing Co., Inc.	135,783
3,325	Trane Technologies plc	482,658
3,254	Trex Co., Inc.*	272,425
2,320	UFP Industries, Inc.	128,876

		4,691,693

Capital Markets (3.0%):
1,837	Affiliated Managers Group, Inc.	186,823
3,098	Ameriprise Financial, Inc.	602,034
1,834	Ares Management Corp., Class A	86,290
1,500	Artisan Partners Asset Management, Inc., Class A	75,510
11,695	Bank of New York Mellon Corp. (The)	496,336
14,937	BGC Partners, Inc., Class A	59,748
1,149	BlackRock, Inc., Class A	829,049
4,934	Blackstone Group, Inc. (The), Class A	319,773
2,377	Blucora, Inc.*	37,818
3,965	Brightsphere Investment Group, Inc.	76,445
2,288	Cboe Global Markets, Inc.	213,059
19,302	Charles Schwab Corp. (The)	1,023,778
2,550	CME Group, Inc.	464,228
1,396	Cohen & Steers, Inc.	103,723
190	Diamond Hill Investment Group	28,361
2,917	Donnelley Financial Solutions, Inc.*	49,501
3,982	Eaton Vance Corp.	270,497
696	FactSet Research Systems, Inc.	231,420
4,054	Federated Hermes, Inc., Class B	117,120
8,195	Franklin Resources, Inc.	204,793
388	GAMCO Investors, Inc., Class A	6,883
3,046	Goldman Sachs Group, Inc.	803,261
1,743	Greenhill & Co., Inc.	21,160
211	Hennessy Advisors, Inc.	1,800
1,166	Houlihan Lokey, Inc.	78,390
693	Interactive Brokers Group, Inc., Class A	42,218
5,212	Intercontinental Exchange, Inc.	600,891
13,284	Invesco, Ltd.	231,540
4,134	Janus Henderson Group plc	134,396
7,968	KKR & Co., Inc., Class A	322,624
3,497	Lazard, Ltd., Class A	147,923
2,674	LPL Financial Holdings, Inc.	278,684
510	MarketAxess Holdings, Inc.	290,986
1,429	Moelis & Co., Class A	66,820
1,831	Moody’s Corp.	531,429
22,064	Morgan Stanley	1,512,047
1,127	Morningstar, Inc.	260,979
962	MSCI, Inc., Class A	429,562
2,507	Nasdaq, Inc.	332,779
3,371	Northern Trust Corp.	313,975

See accompanying notes to the financial statements.

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,024	Oppenheimer Holdings, Class A	$32,184
784	Piper Jaffray Cos., Inc.	79,106
940	PJT Partners, Inc.	70,735
1,113	Pzena Investment Management, Inc.	8,125
2,834	Raymond James Financial, Inc.	271,129
2,272	S&P Global, Inc.	746,875
3,335	SEI Investments Co.	191,662
660	Silvercrest Asset Management Group, Inc., Class A	9,167
4,945	State Street Corp.	359,897
3,955	Stifel Financial Corp.	199,569
597	StoneX Group, Inc.*	34,566
3,413	T. Rowe Price Group, Inc.	516,694
800	Tradeweb Markets, Inc., Class A	49,960
1,429	Virtu Financial, Inc., Class A	35,968
438	Virtus Investment Partners, Inc.	95,046
4,662	Waddell & Reed Financial, Inc., Class A	118,741
425	Westwood Holdings, Inc.	6,163
7,874	WisdomTree Investments, Inc.	42,126

		14,752,366

Chemicals (2.5%):
2,746	AdvanSix, Inc.*	54,893
2,162	Air Products & Chemicals, Inc.	590,702
2,746	Albemarle Corp.	405,090
1,157	American Vanguard Corp.	17,957
2,194	Ashland Global Holdings, Inc.	173,765
3,051	Avient Corp.	122,894
9,765	Axalta Coating Systems, Ltd.*	278,791
1,138	Balchem Corp.	131,120
2,532	Cabot Corp.	113,636
2,172	Celanese Corp.	282,230
7,247	CF Industries Holdings, Inc.	280,531
533	Chase Corp.	53,838
4,033	Chemours Co. (The)	99,978
578	Core Molding Technologies, Inc.*	8,138
11,406	Corteva, Inc.	441,640
10,590	Dow, Inc.	587,745
6,335	DuPont de Nemours, Inc.	450,482
2,765	Eastman Chemical Co.	277,274
3,033	Ecolab, Inc.	656,220
9,453	Element Solutions, Inc.	167,602
3,090	Ferro Corp.*	45,207
2,634	FMC Corp.	302,726
3,222	Futurefuel Corp.	40,919
3,313	GCP Applied Technologies, Inc.*	78,352
1,438	H.B. Fuller Co.	74,603
7,802	Huntsman Corp.	196,142
962	Ingevity Corp.*	72,852
571	Innospec, Inc.	51,807
1,701	International Flavors & Fragrances, Inc.	185,137
1,498	Intrepid Potash, Inc.*	36,177
783	Koppers Holdings, Inc.*	24,398
2,348	Kraton Corp.*	65,251
4,741	Kronos Worldwide, Inc.	70,688
3,530	Linde plc	930,189
2,160	Livent Corp.*	40,694
1,233	LSB Industries, Inc.*	4,180
8,976	LyondellBasell Industries NV, Class A	822,740

Shares		Value
Common Stocks, continued
Chemicals, continued
1,816	Minerals Technologies, Inc.	$112,810
8,529	Mosaic Co. (The)	196,252
301	NewMarket Corp.	119,885
4,819	Olin Corp.	118,355
3,596	PPG Industries, Inc.	518,615
1,630	PQ Group Holdings, Inc.	23,244
3,631	Rayonier Advanced Materials, Inc.*	23,674
2,581	RPM International, Inc.	234,303
1,648	Scotts Miracle-Gro Co. (The)	328,183
1,575	Sensient Technologies Corp.	116,188
1,168	Sherwin Williams Co.	858,375
893	Stepan Co.	106,553
1,627	Trecora Resources*	11,373
1,070	Tredegar Corp.	17,869
2,086	Trinseo SA	106,824
4,906	Tronox Holdings plc, Class A	71,726
6,023	Valvoline, Inc.	139,372
4,276	Venator Materials plc*	14,154
2,512	W.R. Grace & Co.	137,708
2,616	Westlake Chemical Corp.	213,466

		11,705,517

Commercial Services & Supplies (0.9%):
2,302	ABM Industries, Inc.	87,108
2,927	ACCO Brands Corp.	24,733
11,570	ADT, Inc.	90,825
4,271	ARC Document Solutions, Inc.	6,321
1,844	Brady Corp., Class A	97,400
1,144	Brink’s Co. (The)	82,368
1,028	Casella Waste Systems, Inc.*	63,685
2,003	CECO Environmental Corp.*	13,941
912	Cimpress plc*	80,019
1,047	Cintas Corp.	370,072
433	Civeo Corp.*	6,019
2,044	Clean Harbors, Inc.*	155,548
2,965	Copart, Inc.*	377,295
5,346	Covanta Holding Corp.	70,193
859	Deluxe Corp.	25,083
1,613	Ennis, Inc.	28,792
2,148	Healthcare Services Group, Inc.	60,359
1,042	Heritage-Crystal Clean, Inc.*	21,955
2,205	Herman Miller, Inc.	74,529
2,271	HNI Corp.	78,259
3,423	IAA, Inc.*	222,426
4,002	Interface, Inc.	42,021
5,118	KAR Auction Services, Inc.	95,246
2,829	Kimball International, Inc., Class B	33,807
2,754	Knoll, Inc.	40,429
1,875	Matthews International Corp., Class A	55,125
1,011	McGrath Rentcorp	67,838
1,035	MSA Safety, Inc.	154,619
1,552	NL Industries, Inc.	7,419
1,763	PICO Holdings, Inc.*	16,484
8,238	Pitney Bowes, Inc.	50,746
2,606	Quad Graphics, Inc.	9,955
4,955	Republic Services, Inc., Class A	477,166
5,020	Rollins, Inc.	196,130
2,114	RR Donnelley & Sons Co.	4,778

See accompanying notes to the financial statements.

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
1,467	SP Plus Corp.*	$42,294
5,403	Steelcase, Inc., Class A	73,211
2,586	Stericycle, Inc.*	179,286
1,534	Team, Inc.*	16,721
1,293	Tetra Tech, Inc.	149,704
542	UniFirst Corp.	114,736
1,141	US Ecology, Inc.	41,453
1,003	Viad Corp.	36,279
824	Vse Corp.	31,716
4,386	Waste Management, Inc.	517,240

		4,491,333

Communications Equipment (0.9%):
1,772	Acacia Communications, Inc.*	129,285
2,109	ADTRAN, Inc.	31,150
752	Applied Optoelectronics, Inc.*^	6,400
1,259	Arista Networks, Inc.*	365,828
1,829	CalAmp Corp.*	18,144
2,202	Calix, Inc.*	65,532
2,888	Ciena Corp.*	152,631
45,143	Cisco Systems, Inc.	2,020,149
6,102	CommScope Holding Co., Inc.*	81,767
316	Communications Systems, Inc.	1,444
1,822	Comtech Telecommunications Corp.	37,697
1,262	Digi International, Inc.*	23,852
1,548	EchoStar Corp., Class A*	32,802
1,189	EMCORE Corp.*	6,480
1,236	F5 Networks, Inc.*	217,462
7,060	Harmonic, Inc.*	52,173
9,333	Infinera Corp.*	97,810
1,013	InterDigital, Inc.	61,469
5,828	Juniper Networks, Inc.	131,188
909	KVH Industries, Inc.*	10,317
1,533	Lumentum Holdings, Inc.*	145,328
1,806	Motorola Solutions, Inc.	307,128
1,810	NETGEAR, Inc.*	73,540
3,156	NetScout Systems, Inc.*	86,538
419	Palo Alto Networks, Inc.*	148,908
3,679	Ribbon Communications, Inc.*	24,134
181	Ubiquiti, Inc.	50,410
2,004	ViaSat, Inc.*	65,431
6,628	Viavi Solutions, Inc.*	99,254

		4,544,251

Construction & Engineering (0.5%):
4,533	AECOM*	225,653
800	Aegion Corp.*	15,192
2,172	Ameresco, Inc., Class A*	113,465
1,719	Arcosa, Inc.	94,425
1,245	Argan, Inc.	55,390
1,358	Comfort Systems USA, Inc.	71,512
2,183	Construction Partners, Inc., Class A*	63,547
1,425	Dycom Industries, Inc.*	107,616
2,278	EMCOR Group, Inc.	208,346
2,848	Fluor Corp.	45,483
2,377	Granite Construction, Inc.	63,490
5,343	Great Lakes Dredge & Dock Co.*	70,367
1,221	IES Holdings, Inc.*	56,215
2,047	Jacobs Engineering Group, Inc.	223,041
2,706	MasTec, Inc.*	184,495

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
1,578	MYR Group, Inc.*	$94,838
574	NV5 Global, Inc.*	45,220
2,101	Orion Group Holdings, Inc.*	10,421
3,094	Primoris Services Corp.	85,425
4,376	Quanta Services, Inc.	315,159
2,791	Tutor Perini Corp.*	36,143
568	Valmont Industries, Inc.	99,360
8,757	WillScot Mobile Mini Holdings Corp.*	202,900

		2,487,703

Construction Materials (0.2%):
961	Eagle Materials, Inc., Class A	97,397
971	Martin Marietta Materials, Inc.	275,735
5,020	Summit Materials, Inc., Class A*	100,802
1,308	U.S. Concrete, Inc.*	52,281
353	U.S. Lime & Minerals, Inc.	40,242
2,021	Vulcan Materials Co.	299,734

		866,191

Consumer Finance (0.8%):
7,604	Ally Financial, Inc.	271,159
7,312	American Express Co.	884,094
4,697	Capital One Financial Corp.	464,298
1,912	Consumer Portfolio Services, Inc.*	8,107
563	Credit Acceptance Corp.*^	194,877
4,708	Discover Financial Services	426,215
2,110	Encore Capital Group, Inc.*	82,185
2,357	Enova International, Inc.*	58,383
3,948	EZCORP, Inc., Class A*	18,911
1,460	Firstcash, Inc.	102,258
1,425	Green Dot Corp., Class A*	79,515
5,431	LendingClub Corp.*	57,351
9,170	Navient Corp.	90,049
1,462	Nelnet, Inc., Class A	104,153
750	Nicholas Financial, Inc.*	6,285
5,999	OneMain Holdings, Inc.	288,912
1,392	PRA Group, Inc.*	55,207
2,187	PROG Holdings, Inc.	117,814
960	Regional Mgmt Corp.	28,666
7,521	Santander Consumer USA Holdings, Inc.	165,612
13,802	SLM Corp.	171,007
9,685	Synchrony Financial	336,166
505	World Acceptance Corp.*	51,621

		4,062,845

Containers & Packaging (0.9%):
21,700	Amcor plc	255,409
2,245	AptarGroup, Inc.	307,318
1,901	Avery Dennison Corp.	294,864
3,835	Ball Corp.	357,345
5,745	Berry Global Group, Inc.*	322,812
4,160	Crown Holdings, Inc.*	416,832
11,400	Graphic Packaging Holding Co.	193,116
1,930	Greif, Inc., Class A	90,478
1,110	Greif, Inc., Class B	53,702
7,878	International Paper Co.	391,694
2,608	Myers Industries, Inc.	54,194
6,963	O-I Glass, Inc.	82,860
2,417	Packaging Corp. of America	333,328
3,591	Sealed Air Corp.	164,432
5,030	Silgan Holdings, Inc.	186,512

See accompanying notes to the financial statements.

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Containers & Packaging, continued
3,834	Sonoco Products Co.	$227,165
538	UFP Technologies, Inc.*	25,071
4,190	WestRock Co.	182,391

		3,939,523

Distributors (0.2%):
2,074	Core Markt Holdngs Co., Inc.	60,913
1,267	Funko, Inc., Class A*	13,151
2,466	Genuine Parts Co.	247,661
5,971	LKQ Corp.*	210,418
645	Pool Corp.	240,263
811	Weyco Group, Inc.	12,846

		785,252

Diversified Consumer Services (0.3%):
1,744	Adtalem Global Education, Inc.*	59,209
1,304	American Public Education, Inc.*	39,746
928	Bright Horizons Family Solutions, Inc.*	160,535
1,464	Carriage Services, Inc.	45,852
1,830	Chegg, Inc.*	165,304
506	Collectors Universe, Inc.	38,152
1,826	Frontdoor, Inc.*	91,683
112	Graham Holdings Co., Class B	59,739
1,296	Grand Canyon Education, Inc.*	120,671
5,239	H&R Block, Inc.	83,091
8,803	Houghton Mifflin Harcourt Co.*	29,314
3,406	Laureate Education, Inc.*	49,591
2,522	Perdoceo Education Corp.*	31,853
1,309	Regis Corp.*	12,030
3,783	Service Corp. International	185,745
825	Strategic Education, Inc.	78,647
1,702	Stride, Inc.*	36,133
3,452	Terminix Global Holdings, Inc.*	176,087
1,696	Universal Technical Institute, Inc.*	10,956
1,419	WW International, Inc.*	34,624

		1,508,962

Diversified Financial Services (0.9%):
16,404	Berkshire Hathaway, Inc., Class B*	3,803,596
2,704	Cannae Holdings, Inc.*	119,706
8,500	Equitable Holdings, Inc.	217,515
6,286	Jefferies Financial Group, Inc.	154,636
827	Marlin Business Services, Inc.	10,122
2,777	Voya Financial, Inc.	163,315

		4,468,890

Diversified Telecommunication Services (1.7%):
398	Anterix, Inc.*	14,965
91,448	AT&T, Inc.	2,630,044
1,019	ATN International, Inc.	42,553
41,808	CenturyLink, Inc.	407,628
3,035	Cincinnati Bell, Inc.*	46,375
1,533	Cogent Communications Holdings, Inc.	91,781
4,558	Consolidated Communications Holdings, Inc.*	22,289
1,994	IDT Corp.*	24,646
4,575	Iridium Communications, Inc.*	179,912
4,045	Orbcomm, Inc.*	30,014
74,770	Verizon Communications, Inc.	4,392,737
5,536	Vonage Holdings Corp.*	71,276

		7,954,220

Shares		Value
Common Stocks, continued
Electric Utilities (1.3%):
1,814	ALLETE, Inc.	$112,359
3,658	Alliant Energy Corp.	188,497
4,579	American Electric Power Co., Inc.	381,293
1,163	Avangrid, Inc.	52,858
6,066	Duke Energy Corp.	555,403
4,361	Edison International	273,958
2,454	Entergy Corp.	245,007
3,085	Evergy, Inc.	171,248
3,630	Eversource Energy	314,031
9,675	Exelon Corp.	408,479
5,940	FirstEnergy Corp.	181,823
1,272	Genie Energy, Ltd., Class B	9,171
3,281	Hawaiian Electric Industries, Inc.	116,115
1,376	IDACORP, Inc.	132,137
1,426	MGE Energy, Inc.	99,863
16,146	NextEra Energy, Inc.	1,245,665
5,238	OGE Energy Corp.	166,883
1,672	Otter Tail Corp.	71,244
1,175	PG&E Corp.*	14,641
1,787	Pinnacle West Capital Corp.	142,871
2,755	PNM Resources, Inc.	133,700
2,522	Portland General Electric Co.	107,866
8,885	PPL Corp.	250,557
9,394	Southern Co. (The)	577,073
5,593	Xcel Energy, Inc.	372,885

		6,325,627

Electrical Equipment (0.9%):
1,491	Acuity Brands, Inc.	180,545
926	Allied Motion Technologies, Inc.	47,319
3,342	AMETEK, Inc.	404,181
2,063	Atkore International Group, Inc.*	84,810
1,175	AZZ, Inc.	55,742
4,682	Eaton Corp. plc	562,495
5,477	Emerson Electric Co.	440,185
1,159	Encore Wire Corp.	70,201
1,495	EnerSys	124,175
1,682	Generac Holdings, Inc.*	382,504
7,206	GrafTech International, Ltd.	76,816
1,806	Hubbell, Inc.	283,163
1,831	LSI Industries, Inc.	15,673
5,836	nVent Electric plc	135,920
606	Powell Industries, Inc.	17,871
400	Preformed Line Products Co.	27,376
1,466	Regal-Beloit Corp.	180,039
1,627	Rockwell Automation, Inc.	408,068
3,842	Sensata Technologies Holding plc*	202,628
4,883	Sunrun, Inc.*	338,783
1,298	Thermon Group Holdings, Inc.*	20,288
1,704	Tpi Composites, Inc.*	89,937

		4,148,719

Electronic Equipment, Instruments & Components (1.4%):
3,639	Amphenol Corp., Class A	475,872
2,582	Arlo Technologies, Inc.*	20,114
2,648	Arrow Electronics, Inc.*	257,650
2,249	Avnet, Inc.	78,962
1,234	Badger Meter, Inc.	116,070
550	Bel Fuse, Inc., Class B	8,267
2,225	Belden, Inc.	93,228

See accompanying notes to the financial statements.

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,721	Benchmark Electronics, Inc.	$46,484
2,500	CDW Corp.	329,475
2,111	Cognex Corp.	169,482
687	Coherent, Inc.*	103,064
11,096	Corning, Inc.	399,456
1,576	CTS Corp.	54,104
2,838	Daktronics, Inc.	13,282
1,977	Dolby Laboratories, Inc., Class A	192,026
876	ePlus, Inc.*	77,044
1,526	Fabrinet*	118,402
1,007	FARO Technologies, Inc.*	71,124
10,405	Fitbit, Inc., Class A*	70,754
16,972	Flex, Ltd.*	305,157
3,299	FLIR Systems, Inc.	144,595
640	Frequency Electronics, Inc.*	6,918
1,676	Insight Enterprises, Inc.*	127,527
959	IPG Photonics Corp.*	214,615
1,449	Itron, Inc.*	138,959
6,268	Jabil, Inc.	266,578
3,083	Keysight Technologies, Inc.*	407,233
1,603	Kimball Electronics, Inc.*	25,632
4,037	Knowles Corp.*	74,402
725	Littlelfuse, Inc.	184,629
2,290	Methode Electronics, Inc., Class A	87,661
915	MTS Systems Corp.	53,216
3,415	National Instruments Corp.	150,055
902	Novanta, Inc.*	106,634
594	OSI Systems, Inc.*	55,373
1,445	PC Connection, Inc.	68,334
1,291	Plexus Corp.*	100,969
593	Rogers Corp.*	92,087
2,240	Sanmina Corp.*	71,434
1,757	ScanSource, Inc.*	46,350
2,124	SYNNEX Corp.	172,979
3,729	TE Connectivity, Ltd.	451,470
3,861	Trimble, Inc.*	257,799
6,321	TTM Technologies, Inc.*	87,198
6,420	Vishay Intertechnology, Inc.	132,958
2,080	Vontier Corp.*	69,472
576	Zebra Technologies Corp., Class A*	221,374

		6,816,468

Energy Equipment & Services (0.4%):
7,479	Archrock, Inc.	64,768
10,629	Baker Hughes Co.	221,616
519	Bristow Group, Inc.*	13,660
6,215	ChampionX Corp.*	95,090
1,347	Core Laboratories NV	35,709
2,169	Dril-Quip, Inc.*	64,246
2,010	Exterran Corp.*	8,884
306	Forum Energy Technologies, Inc.*	3,641
13,037	Frank’s International NV*	35,721
760	Geospace Technologies Corp.*	6,506
1,086	Gulf Island Fabrication, Inc.*	3,323
23,469	Halliburton Co.	443,565
7,826	Helix Energy Solutions Group, Inc.*	32,869
2,727	Helmerich & Payne, Inc.	63,157
177	KLX Energy Services Holdings, Inc.*	1,143

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
2,181	Liberty Oilfield Services, Inc., Class A	$22,486
1,436	Mammoth Energy Services, Inc.*	6,390
1,750	Matrix Service Co.*	19,285
359	Nabors Industries, Ltd.*	20,905
935	Natural Gas Services Group*	8,864
4,799	Newpark Resources, Inc.*	9,214
12,646	NexTier Oilfield Solutions, Inc.*	43,502
8,395	NOV, Inc.	115,264
4,818	Oceaneering International, Inc.*	38,303
3,066	Oil States International, Inc.*	15,391
6,531	Patterson-UTI Energy, Inc.	34,353
6,172	Propetro Holding Corp.*	45,611
4,475	RPC, Inc.*	14,096
23,184	Schlumberger, Ltd.	506,107
1,291	SEACOR Holdings, Inc.*	53,512
493	SEACOR Marine Holdings, Inc.*	1,336
3,974	Select Energy Services, Inc.*	16,293
13,590	TechnipFMC plc	127,746
4,086	TETRA Technologies, Inc.*	3,520
2,510	Tidewater, Inc.*	21,686
14,584	Transocean, Ltd.*	33,689
4,546	U.S. Silica Holdings, Inc.*	31,913

		2,283,364

Entertainment (1.2%):
5,649	Activision Blizzard, Inc.	524,510
4,383	Cinemark Holdings, Inc.^	76,308
2,791	Electronic Arts, Inc.	400,788
1,834	Eros STX Global Corp.*	3,338
2,858	Imax Corp.*	51,501
247	Liberty Braves Group, Class A*	6,143
527	Liberty Braves Group, Class C*	13,112
619	Liberty Media Corp-Liberty Formula One, Class A*	23,516
4,974	Liberty Media Corp-Liberty Formula One, Class C*	211,892
2,111	Lions Gate Entertainment Corp., Class A*	24,002
2,411	Lions Gate Entertainment Corp., Class B*	25,026
2,071	Live Nation Entertainment, Inc.*	152,177
540	Madison Square Garden Entertainment Corp.*	56,722
1,459	Marcus Corp.	19,667
3,237	Netflix, Inc.*	1,750,343
1,419	Reading International, Inc., Class A*	7,123
352	Spotify Technology SA*	110,760
1,662	Take-Two Interactive Software, Inc.*	345,347
11,109	Walt Disney Co. (The)*	2,012,729
1,208	World Wrestling Entertainment, Inc., Class A	58,044
27,521	Zynga, Inc.*	271,632

		6,144,680

Equity Real Estate Investment Trusts (0.0%†):
2,755	Brookfield Renewable Corp., Class A	160,535

Food & Staples Retailing (1.3%):
3,282	BJ’s Wholesale Club Holdings, Inc.*	122,353
1,222	Casey’s General Stores, Inc.	218,274
4,041	Costco Wholesale Corp.	1,522,568
1,267	Ingles Markets, Inc., Class A	54,050
19,769	Kroger Co. (The)	627,863
1,720	Natural Grocers by Vitamin Cottage, Inc.	23,633
3,362	Performance Food Group Co.*	160,065

See accompanying notes to the financial statements.

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
884	PriceSmart, Inc.	$80,524
1,864	Rite Aid Corp.*^	29,507
3,281	SpartanNash Co.	57,122
4,494	Sprouts Farmers Market, Inc.*	90,329
7,027	Sysco Corp.	521,825
1,610	The Andersons, Inc.	39,461
1,143	The Chefs’ Warehouse, Inc.*	29,364
3,347	United Natural Foods, Inc.*	53,452
7,385	US Foods Holding Corp.*	245,994
738	Village Super Market, Inc., Class A	16,280
11,281	Walgreens Boots Alliance, Inc.	449,886
13,804	Walmart, Inc.	1,989,847
1,607	Weis Markets, Inc.	76,831

		6,409,228

Food Products (1.5%):
8,473	Archer-Daniels-Midland Co.	427,124
3,898	B&G Foods, Inc.^	108,092
4,205	Bunge, Ltd.	275,764
808	Calavo Growers, Inc.	56,099
1,477	Cal-Maine Foods, Inc.*	55,447
5,711	Campbell Soup Co.	276,127
8,140	Conagra Brands, Inc.	295,156
4,717	Darling Ingredients, Inc.*	272,077
1,004	Farmer Brothers Co.*	4,689
7,961	Flowers Foods, Inc.	180,157
2,396	Fresh Del Monte Produce, Inc.	57,672
10,572	General Mills, Inc.	621,633
3,202	Hain Celestial Group, Inc. (The)*	128,560
1,995	Hershey Co. (The)	303,898
4,488	Hormel Foods Corp.	209,186
6,244	Hostess Brands, Inc.*	91,412
2,764	Ingredion, Inc.	217,444
576	J & J Snack Foods Corp.	89,493
2,059	JM Smucker Co. (The)	238,020
300	John B Sanfilippo And Son, Inc.	23,658
3,437	Kellogg Co.	213,885
9,513	Kraft Heinz Co. (The)	329,721
2,371	Lamb Weston Holdings, Inc.	186,693
902	Lancaster Colony Corp.	165,724
1,028	Landec Corp.*	11,154
4,048	McCormick & Co.	386,989
778	McCormick & Co., Inc.	74,353
9,925	Mondelez International, Inc., Class A	580,315
4,222	Pilgrim’s Pride Corp.*	82,793
2,703	Post Holdings, Inc.*	273,030
854	Sanderson Farms, Inc.	112,899
29	Seaboard Corp.	87,899
677	Seneca Foods Corp., Class A*	27,012
3,045	Simply Good Foods Co. (The)*	95,491
1,897	Tootsie Roll Industries, Inc.^	56,341
2,341	TreeHouse Foods, Inc.*	99,469
4,868	Tyson Foods, Inc., Class A	313,694

		7,029,170

Gas Utilities (0.2%):
1,922	Atmos Energy Corp.	183,416
439	Chesapeake Utilities Corp.	47,504

Shares		Value
Common Stocks, continued
Gas Utilities, continued
2,716	National Fuel Gas Co.	$111,709
3,160	New Jersey Resources Corp.	112,338
1,115	Northwest Natural Holding Co.	51,279
1,624	ONE Gas, Inc.	124,674
232	RGC Resources, Inc.	5,517
2,958	South Jersey Industries, Inc.	63,745
1,754	Southwest Gas Holdings, Inc.	106,556
1,545	Spire, Inc.	98,942
5,539	UGI Corp.	193,644

		1,099,324

Health Care Equipment & Supplies (2.6%):
10,675	Abbott Laboratories	1,168,805
763	ABIOMED, Inc.*	247,365
2,269	Accuray, Inc.*	9,462
849	Align Technology, Inc.*	453,689
2,726	AngioDynamics, Inc.*	41,790
955	Anika Therapeutics, Inc.*	43,223
66	Atrion Corp.	42,388
1,897	Avanos Medical, Inc.*	87,034
5,447	Baxter International, Inc.	437,067
1,924	Becton Dickinson & Co.	481,423
9,810	Boston Scientific Corp.*	352,670
1,208	Cantel Medical Corp.	95,263
789	CONMED Corp.	88,368
862	Cooper Cos., Inc. (The)	313,182
1,619	CryoLife, Inc.*	38,225
4,118	Danaher Corp.	914,772
3,880	Dentsply Sirona, Inc.	203,157
693	DexCom, Inc.*	256,216
3,836	Edwards Lifesciences Corp.*	349,958
1,790	Envista Holdings Corp.*	60,377
2,271	Globus Medical, Inc., Class A*	148,115
1,463	Haemonetics Corp.*	173,731
392	Heska Corp.*	57,095
1,363	Hill-Rom Holdings, Inc.	133,533
4,490	Hologic, Inc.*	327,007
573	ICU Medical, Inc.*	122,903
1,172	IDEXX Laboratories, Inc.*	585,847
433	Inogen, Inc.*	19,346
334	Insulet Corp.*	85,380
1,457	Integer Holdings Corp.*	118,294
2,546	Integra LifeSciences Holdings Corp.*	165,286
681	Intuitive Surgical, Inc.*	557,126
2,327	Invacare Corp.	20,827
1,705	Lantheus Holdings, Inc.*	23,000
809	LeMaitre Vascular, Inc.	32,765
725	LENSAR, Inc.*	5,256
1,168	LivaNova plc*	77,333
647	Masimo Corp.*	173,642
8,218	Medtronic plc	962,656
3,164	Meridian Bioscience, Inc.*	59,135
1,466	Merit Medical Systems, Inc.*	81,378
1,935	Natus Medical, Inc.*	38,777
804	Neogen Corp.*	63,757
952	Novocure, Ltd.*	164,734
1,366	NuVasive, Inc.*	76,947
2,205	OraSure Technologies, Inc.*	23,340

See accompanying notes to the financial statements.

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,074	Orthofix Medical, Inc.*	$46,161
630	Penumbra, Inc.*	110,250
700	Quidel Corp.*	125,755
1,749	ResMed, Inc.	371,767
624	SeaSpine Holdings Corp.*	10,889
1,207	Steris plc	228,775
2,065	Stryker Corp.	506,008
3,310	Surgalign Holdings, Inc.*	7,249
531	Teleflex, Inc.	218,544
227	Utah Medical Products, Inc.	19,136
1,961	Varex Imaging Corp.*	32,709
1,458	Varian Medical Systems, Inc.*	255,165
775	West Pharmaceutical Services, Inc.	219,565
1,577	Zimmer Biomet Holdings, Inc.	243,000

		12,376,617

Health Care Providers & Services (2.8%):
3,551	Acadia Healthcare Co., Inc.*	178,473
634	Addus HomeCare Corp.*	74,235
864	Amedisys, Inc.*	253,437
2,183	AmerisourceBergen Corp.	213,410
1,394	AMN Healthcare Services, Inc.*	95,141
2,561	Anthem, Inc.	822,311
724	BioTelemetry, Inc.*	52,186
9,264	Brookdale Senior Living, Inc.*	41,040
5,011	Cardinal Health, Inc.	268,389
6,961	Centene Corp.*	417,869
297	Chemed Corp.	158,185
4,411	Cigna Corp.	918,282
7,171	Community Health Systems, Inc.*	53,281
922	CorVel Corp.*	97,732
1,589	Covetrus, Inc.*	45,668
1,177	Cross Country Healthcare, Inc.*	10,440
17,397	CVS Health Corp.	1,188,214
3,446	DaVita, Inc.*	404,560
3,452	Encompass Health Corp.	285,446
1,585	Ensign Group, Inc. (The)	115,578
78	Five Star Senior Living, Inc.*	538
502	Guardant Health, Inc.*	64,698
1,531	Hanger, Inc.*	33,667
2,475	HCA Healthcare, Inc.	407,039
2,772	Henry Schein, Inc.*	185,336
1,395	Humana, Inc.	572,327
2,629	InfuSystems Holdings, Inc.*	49,373
1,433	Laboratory Corp. of America Holdings*	291,687
925	LHC Group, Inc.*	197,321
1,171	Magellan Health, Inc.*	97,006
3,022	McKesson Corp.	525,586
3,346	MEDNAX, Inc.*	82,111
1,417	Molina Healthcare, Inc.*	301,368
1,075	National Healthcare Corp.	71,391
1,219	National Research Corp.	52,112
4,172	Owens & Minor, Inc.	112,853
3,095	Patterson Cos., Inc.	91,705
629	Petiq, Inc.*^	24,185
2,269	Premier, Inc., Class A	79,642
835	Providence Service Corp.*	115,756
2,229	Quest Diagnostics, Inc.	265,630

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
2,518	RadNet, Inc.*	$49,277
2,778	Select Medical Holdings Corp.*	76,839
2,133	Surgery Partners, Inc.*	61,878
2,751	Tenet Healthcare Corp.*	109,847
792	The Pennant Group, Inc.*	45,984
1,303	Triple-S Management Corp., Class B*	27,819
577	U.S. Physical Therapy, Inc.	69,384
9,755	UnitedHealth Group, Inc.	3,420,882
2,273	Universal Health Services, Inc., Class B	312,538

		13,489,656

Health Care Technology (0.3%):
8,903	Allscripts Healthcare Solutions, Inc.*	128,559
5,194	Cerner Corp.	407,625
4,924	Change Healthcare, Inc.*	91,833
339	Computer Programs & Systems, Inc.	9,099
4,037	Evolent Health, Inc., Class A*	64,713
1,357	HealthStream, Inc.*	29,637
3,154	HMS Holdings Corp.*	115,910
2,464	NextGen Healthcare, Inc.*	44,943
1,095	Omnicell, Inc.*	131,422
1,047	Simulations Plus, Inc.	75,300
973	Teladoc Health, Inc.*	194,561
841	Veeva Systems, Inc., Class A*	228,962

		1,522,564

Hotels, Restaurants & Leisure (1.9%):
6,974	Aramark	268,360
6	Biglari Holdings, Inc., Class A*	3,510
67	Biglari Holdings, Inc., Class B*	7,450
813	BJ’s Restaurants, Inc.	31,292
3,499	Bloomin’ Brands, Inc.	67,951
491	Bluegreen Vacations Holding Corp.*	6,643
1,968	Brinker International, Inc.	111,330
1,000	Caesars Entertainment, Inc.*	74,270
6,877	Carnival Corp., Class A	148,956
2,943	Carrols Restaurant Group, Inc.*	18,482
2,158	Cheesecake Factory, Inc. (The)^	79,975
262	Chipotle Mexican Grill, Inc.*	363,318
1,393	Choice Hotels International, Inc.	148,675
428	Churchill Downs, Inc.	83,370
1,178	Chuy’s Holdings, Inc.*	31,205
732	Cracker Barrel Old Country Store, Inc.	96,565
3,100	Darden Restaurants, Inc.	369,272
1,410	Dave & Buster’s Entertainment, Inc.^	42,328
2,144	Del Taco Restaurants, Inc.*	19,425
2,291	Denny’s Corp.*	33,632
451	Domino’s Pizza, Inc.	172,940
1,288	El Pollo Loco Holdings, Inc.*	23,313
1,277	Fiesta Restaurant Group, Inc.*	14,558
2,724	Hilton Grand Vacations, Inc.*	85,397
3,316	Hilton Worldwide Holdings, Inc.	368,938
1,051	Hyatt Hotels Corp., Class A	78,037
6,233	International Game Technology plc	105,587
721	Jack in the Box, Inc.	66,909
3,711	Las Vegas Sands Corp.	221,176
2,136	Luby’s, Inc.*	6,066
2,747	Marriott International, Inc., Class A	362,384

See accompanying notes to the financial statements.

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,381	Marriott Vacations Worldwide Corp.	$189,501
6,141	McDonald’s Corp.	1,317,737
10,392	MGM Resorts International	327,452
341	Nathans Famous, Inc.	18,830
5,162	Norwegian Cruise Line Holdings, Ltd.*^	131,270
884	Papa John’s International, Inc.	75,007
2,376	Penn National Gaming, Inc.*	205,215
2,093	Planet Fitness, Inc., Class A*	162,480
3,664	Playa Hotels & Resorts NV*	21,801
763	Potbelly Corp.*	3,357
1,501	Red Lion Hotels Corp.*	5,193
878	Red Robin Gourmet Burgers*	16,884
1,400	Red Rock Resorts, Inc.	35,056
3,592	Royal Caribbean Cruises, Ltd.	268,286
2,527	Ruth’s Hospitality Group, Inc.	44,804
3,394	Scientific Games Corp., Class A*	140,817
2,359	SeaWorld Entertainment, Inc.*	74,521
1,045	Six Flags Entertainment Corp.	35,635
9,765	Starbucks Corp.	1,044,660
1,701	Texas Roadhouse, Inc., Class A	132,950
942	Vail Resorts, Inc.	262,780
6,284	Wendy’s Co. (The)	137,745
898	Wingstop, Inc.	119,030
2,677	Wyndham Destinations, Inc.	120,090
1,891	Wyndham Hotels & Resorts, Inc.	112,401
1,778	Wynn Resorts, Ltd.	200,612
3,299	Yum! Brands, Inc.	358,139

		9,073,567

Household Durables (1.1%):
1,886	Beazer Homes USA, Inc.*	28,573
274	Cavco Industries, Inc.*	48,073
1,523	Century Communities, Inc.*	66,677
5,611	D.R. Horton, Inc.	386,711
1,910	Ethan Allen Interiors, Inc.	38,601
431	Flexsteel Industries, Inc.	15,072
2,816	Garmin, Ltd.	336,963
2,761	GoPro, Inc., Class A*	22,861
2,219	Green Brick Partners, Inc.*	50,948
663	Helen of Troy, Ltd.*	147,312
500	Hooker Furniture Corp.	16,125
1,333	Installed Building Products, Inc.*	135,873
931	iRobot Corp.*^	74,750
3,106	KB Home	104,113
2,231	La-Z-Boy, Inc.	88,883
4,086	Leggett & Platt, Inc.	181,010
4,591	Lennar Corp., Class A	349,972
119	Lennar Corp., Class B	7,283
898	LGI Homes, Inc.*	95,053
1,017	Lifetime Brands, Inc.	15,458
1,880	M/I Homes, Inc.*	83,265
2,531	MDC Holdings, Inc.	123,007
3,168	Meritage Homes Corp.*	262,374
1,800	Mohawk Industries, Inc.*	253,710
12,433	Newell Brands, Inc.	263,953
69	NVR, Inc.*	281,510
8,076	PulteGroup, Inc.	348,237
122	Roku, Inc.*	40,506

Shares		Value
Common Stocks, continued
Household Durables, continued
1,588	Skyline Champion Corp.*	$49,133
4,449	Taylor Morrison Home Corp., Class A*	114,117
6,004	Tempur Sealy International, Inc.*	162,108
2,183	Toll Brothers, Inc.	94,895
1,121	TopBuild Corp.*	206,354
4,276	TRI Pointe Group, Inc.*	73,761
2,153	Tupperware Brands Corp.*	69,736
718	Universal Electronics, Inc.*	37,666
2,101	Whirlpool Corp.	379,209
1,918	Zagg, Inc.*	7,998

		5,061,850

Household Products (1.1%):
2,499	Central Garden & Pet Co., Class A*	90,789
4,245	Church & Dwight Co., Inc.	370,291
1,732	Clorox Co. (The)	349,725
7,147	Colgate-Palmolive Co.	611,140
1,959	Energizer Holdings, Inc.	82,631
3,022	Kimberly-Clark Corp.	407,456
333	Oil-Dri Corp of America	11,349
24,192	Procter & Gamble Co. (The)	3,366,075
1,729	Spectrum Brands Holdings, Inc.	136,556
295	WD-40 Co.	78,376

		5,504,388

Independent Power and Renewable Electricity Producers (0.2%):
10,688	AES Corp. (The)	251,168
5,810	Atlantic Power Corp.*	12,201
2,840	Atlantica Sustainable Infrastructure plc	107,863
1,323	Clearway Energy, Inc., Class A	39,095
2,753	Clearway Energy, Inc., Class C	87,903
6,130	NRG Energy, Inc.	230,182
1,858	Ormat Technologies, Inc.	167,740
13,537	Vistra Corp.	266,137

		1,162,289

Industrial Conglomerates (0.9%):
9,137	3M Co.	1,597,056
1,783	Carlisle Cos., Inc.	278,469
56,842	General Electric Co.	613,894
6,781	Honeywell International, Inc.	1,442,319
1,736	Raven Industries, Inc.	57,444
876	Roper Technologies, Inc.	377,635

		4,366,817

Insurance (3.0%):
7,012	Aflac, Inc.	311,824
275	Alleghany Corp.	166,015
6,922	Allstate Corp. (The)	760,934
2,395	AMBAC Financial Group, Inc.*	36,835
3,511	American Equity Investment Life Holding Co.	97,114
2,547	American Financial Group, Inc.	223,168
10,777	American International Group, Inc.	408,017
409	American National Group , Inc.	39,313
907	Amerisafe, Inc.	52,089
3,183	Aon plc, Class A	672,473
7,386	Arch Capital Group, Ltd.*	266,414
1,501	Argo Group International Holdings, Ltd.	65,594
3,149	Arthur J. Gallagher & Co.	389,563
1,554	Assurant, Inc.	211,686

See accompanying notes to the financial statements.

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Insurance, continued
3,247	Assured Guaranty, Ltd.	$102,248
5,206	Athene Holding, Ltd., Class A*	224,587
2,351	Axis Capital Holdings, Ltd.	118,467
3,603	Brighthouse Financial, Inc.*	130,447
5,822	Brown & Brown, Inc.	276,021
3,970	Chubb, Ltd.	611,062
2,482	Cincinnati Financial Corp.	216,852
2,176	Citizens, Inc.*	12,468
1,199	CNA Financial Corp.	46,713
2,354	Crawford & Co.	16,949
2,915	Crawford & Co., Class A	21,542
1,631	Donegal Group, Inc., Class A	22,948
800	eHealth, Inc.*	56,488
1,993	Employers Holdings, Inc.	64,155
447	Enstar Group, Ltd.*	91,586
664	Erie Indemnity Co., Class A	163,078
748	Everest Re Group, Ltd.	175,100
1,025	FBL Financial Group, Inc., Class A	53,823
1,054	FedNat Holding Co.	6,240
6,772	Fidelity National Financial, Inc.	264,717
3,746	First American Financial Corp.	193,406
21,335	Genworth Financial, Inc., Class A*	80,646
695	Global Indemnity Group LLC, Class A	19,870
2,457	Globe Life, Inc.	233,317
2,383	Greenlight Capital Re, Ltd.*	17,420
1,469	Hallmark Financial Services, Inc.*	5,230
1,263	Hanover Insurance Group, Inc. (The)	147,670
9,008	Hartford Financial Services Group, Inc. (The)	441,212
397	HCI Group, Inc.	20,763
387	Heritage Insurance Holdings, Inc.	3,920
2,388	Horace Mann Educators Corp.	100,392
1,317	Independence Holding Co.	53,997
153	Investors Title Co.	23,409
1,283	James River Group Holdings	63,059
2,246	Kemper Corp.	172,560
152	Kinsale Capital Group, Inc.	30,420
3,278	Lincoln National Corp.	164,916
5,372	Loews Corp.	241,847
5,556	Maiden Holdings, Ltd.*	13,834
242	Markel Corp.*	250,059
4,645	Marsh & McLennan Cos., Inc.	543,465
1,688	Mercury General Corp.	88,130
8,570	MetLife, Inc.	402,362
4,959	National General Holdings Corp.	169,499
162	National Western Life Group, Inc., Class A	33,443
9,717	Old Republic International Corp.	191,522
1,670	Primerica, Inc.	223,663
5,300	Principal Financial Group, Inc.	262,933
2,111	ProAssurance Corp.	37,555
6,878	Progressive Corp. (The)	680,097
5,840	Prudential Financial, Inc.	455,929
1,719	Reinsurance Group of America, Inc.	199,232
830	RenaissanceRe Holdings, Ltd.	137,631
1,252	RLI Corp.	130,396
854	Safety Insurance Group, Inc.	66,527
2,198	Selective Insurance Group, Inc.	147,222
2,664	State Auto Financial Corp.	47,259

Shares		Value
Common Stocks, continued
Insurance, continued
1,761	Stewart Information Services Corp.	$85,162
5,145	Third Point Reinsurance, Ltd.*	48,980
1,767	Tiptree, Inc., Class A	8,870
5,503	Travelers Cos., Inc. (The)	772,455
1,438	United Fire Group, Inc.	36,094
2,794	United Insurance Holdings Co.	15,982
1,869	Universal Insurance Holdings, Inc.	28,241
5,839	Unum Group	133,947
140	White Mountains Insurance Group, Ltd.	140,092
1,549	Willis Towers Watson plc	326,343
2,831	WR Berkley Corp.	188,035

		14,255,543

Interactive Media & Services (3.1%):
1,968	Alphabet, Inc., Class A*	3,449,195
1,944	Alphabet, Inc., Class C*	3,405,654
1,229	Cargurus, Inc.*	38,996
3,783	Cars.com, Inc.*	42,748
2,881	DHI Group, Inc.*	6,396
21,864	Facebook, Inc., Class A*	5,972,369
728	IAC/InterActive Corp.*	137,847
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	23,367
2,717	Match Group, Inc.*	410,783
1,563	QuinStreet, Inc.*	33,511
4,440	Snap, Inc., Class A*	222,311
1,344	Travelzoo, Inc.*	12,687
2,514	TripAdvisor, Inc.*	72,353
6,966	TrueCar, Inc.*	29,257
8,095	Twitter, Inc.*	438,344
2,068	Yelp, Inc.*	67,562
664	Zedge, Inc., Class B*	4,011
1,125	Zillow Group, Inc., Class A*	152,933
1,817	Zillow Group, Inc., Class C*	235,847

		14,756,171

Internet & Direct Marketing Retail (3.4%):
2,093	1-800 Flowers.com, Inc., Class A*	54,418
4,068	Amazon.com, Inc.*	13,249,191
401	Booking Holdings, Inc.*	893,135
11,611	eBay, Inc.	583,453
2,028	Etsy, Inc.*	360,801
1,271	Expedia Group, Inc.	168,280
210	Groupon, Inc.*	7,979
2,772	Grubhub, Inc.*	205,876
2,242	Lands’ End, Inc.*	48,360
1,546	Leaf Group, Ltd.*	7,189
1,736	Liquidity Services, Inc.*	27,620
4,404	Magnite, Inc.*	135,247
1,164	PetMed Express, Inc.^	37,318
4,088	Quotient Technology, Inc.*	38,509
8,810	Qurate Retail, Inc., Class A	96,646
981	Shutterstock, Inc.	70,338
585	Stamps.com, Inc.*	114,771
838	Wayfair, Inc., Class A*	189,229

		16,288,360

IT Services (5.0%):
6,576	Accenture plc, Class C	1,717,717
2,369	Akamai Technologies, Inc.*	248,721

See accompanying notes to the financial statements.

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services, continued
2,523	Alliance Data Systems Corp.	$186,954
2,873	Amdocs, Ltd.	203,782
5,891	Automatic Data Processing, Inc.	1,037,994
1,957	Black Knight, Inc.*	172,901
3,165	Booz Allen Hamilton Holding Corp.	275,925
1,961	Broadridge Financial Solutions, Inc.	300,425
843	CACI International, Inc., Class A*	210,185
2,591	Cardtronics plc*	91,462
687	Cass Information Systems, Inc.	26,731
7,660	Cognizant Technology Solutions Corp., Class A	627,737
2,124	Concentrix Corp.*	209,639
6,347	Conduent, Inc.*	30,466
2,751	CoreLogic, Inc.	212,707
1,424	CSG Systems International, Inc.	64,180
9,261	DXC Technology Co.	238,471
513	Endurance International Group Holdings, Inc.*	4,848
577	EPAM Systems, Inc.*	206,768
1,295	Euronet Worldwide, Inc.*	187,671
2,060	Evertec, Inc.	80,999
1,320	Exlservice Holdings, Inc.*	112,372
5,233	Fidelity National Information Services, Inc.	740,260
4,458	Fiserv, Inc.*	507,588
1,423	FleetCor Technologies, Inc.*	388,237
1,826	Gartner, Inc.*	292,507
6,266	Genpact, Ltd.	259,162
2,559	Global Payments, Inc.	551,260
2,119	GoDaddy, Inc., Class A*	175,771
2,548	GTT Communications, Inc.*^	9,096
1,357	Hackett Group, Inc. (The)	19,527
14,915	International Business Machines Corp.	1,877,500
1,038	Jack Henry & Associates, Inc.	168,146
5,179	KBR, Inc.	160,186
3,168	Leidos Holdings, Inc.	333,020
2,160	Limelight Networks, Inc.*	8,618
1,817	LiveRamp Holdings, Inc.*	132,986
1,140	ManTech International Corp., Class A	101,392
9,505	MasterCard, Inc., Class A	3,392,716
2,057	Maximus, Inc.	150,552
262	MongoDB, Inc.*	94,068
2,359	NIC, Inc.	60,933
642	Okta, Inc.*	163,235
6,036	Paychex, Inc.	562,434
6,116	PayPal Holdings, Inc.*	1,432,367
1,054	Perficient, Inc.*	50,223
3,968	Perspecta, Inc.	95,549
840	PFSweb, Inc.*	5,653
6,698	Sabre Corp.	80,510
1,873	Science Applications International Corp.	177,261
3,035	Servicesource International, Inc.*	5,342
1,296	Square, Inc., Class A*	282,061
2,283	Sykes Enterprises, Inc.*	86,001
3,331	Teradata Corp.*	74,848
1,284	TTEC Holdings, Inc.	93,642
805	Twilio, Inc., Class A*	272,493
3,021	Unisys Corp.*	59,453
1,183	VeriSign, Inc.*	256,001
1,675	Virtusa Corp.*	85,643

Shares		Value
Common Stocks, continued
IT Services, continued
16,563	Visa, Inc., Class A	$3,622,826
6,143	Western Union Co.	134,777
1,200	WEX, Inc.*	244,236

		23,656,735

Leisure Products (0.3%):
2,298	Acushnet Holdings Corp.	93,161
895	American Outdoor Brands, Inc.*	15,242
2,964	Brunswick Corp.	225,975
3,826	Callaway Golf Co.	91,862
658	Escalade, Inc.	13,930
3,535	Hasbro, Inc.	330,663
503	Johnson Outdoors, Inc., Class A	56,653
531	Malibu Boats, Inc.*	33,156
662	Marine Products Corp.	9,625
6,035	Mattel, Inc.*	105,311
1,932	Nautilus Group, Inc.*	35,046
1,859	Polaris, Inc.	177,126
3,582	Smith & Wesson Brands, Inc.	63,581
2,859	Vista Outdoor, Inc.*	67,930

		1,319,261

Life Sciences Tools & Services (0.9%):
2,589	Agilent Technologies, Inc.	306,771
314	Bio-Rad Laboratories, Inc., Class A*	183,043
482	Bio-Techne Corp.	153,059
4,230	Bruker Corp.	228,970
940	Charles River Laboratories International, Inc.*	234,868
1,979	Harvard Bioscience, Inc.*	8,490
893	Illumina, Inc.*	330,410
2,362	IQVIA Holdings, Inc.*	423,200
2,457	Luminex Corp.	56,806
765	Medpace Holdings, Inc.*	106,488
360	Mettler-Toledo International, Inc.*	410,285
1,400	Neogenomics, Inc.*	75,376
1,490	PerkinElmer, Inc.	213,815
1,655	PRA Health Sciences, Inc.*	207,603
2,622	Syneos Health, Inc.*	178,637
2,658	Thermo Fisher Scientific, Inc.	1,238,043
670	Waters Corp.*	165,771

		4,521,635

Machinery (3.0%):
2,603	AGCO Corp.	268,343
228	Alamo Group, Inc.	31,453
737	Albany International Corp., Class A	54,111
4,381	Allison Transmission Holdings, Inc.	188,953
1,335	Altra Industrial Motion Corp.	73,999
929	Astec Industries, Inc.	53,771
1,993	Barnes Group, Inc.	101,025
837	Blue Bird Corp.*	15,284
5,639	Caterpillar, Inc.	1,026,410
1,019	Chart Industries, Inc.*	120,028
1,284	CIRCOR International, Inc.*	49,357
4,064	Colfax Corp.*	155,407
1,526	Columbus McKinnon Corp.	58,659
2,706	Commercial Vehicle Group, Inc.*	23,407
1,945	Crane Co.	151,049
3,096	Cummins, Inc.	703,101

See accompanying notes to the financial statements.

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
3,090	Deere & Co.	$831,364
562	DMC Global, Inc.	24,307
3,960	Donaldson Co., Inc.	221,285
1,324	Douglas Dynamics, Inc.	56,627
2,663	Dover Corp.	336,204
2,898	Enerpac Tool Group Corp.	65,524
1,120	EnPro Industries, Inc.	84,582
951	ESCO Technologies, Inc.	98,162
2,747	Evoqua Water Technologies Co.*	74,114
2,959	Federal Signal Corp.	98,150
3,181	Flowserve Corp.	117,220
4,210	Fortive Corp.	298,152
1,521	Franklin Electric Co., Inc.	105,268
694	FreightCar America, Inc.*	1,673
889	Gencor Industries, Inc.*	10,935
1,617	Gorman-Rupp Co. (The)	52,472
3,181	Graco, Inc.	230,145
2,503	Harsco Corp.*	45,004
1,370	Helios Technologies, Inc.	73,007
2,888	Hillenbrand, Inc.	114,942
490	Hurco Cos, Inc.	14,700
896	Hyster-Yale Materials Handling, Inc., Class A	53,357
1,111	IDEX Corp.	221,311
3,382	Illinois Tool Works, Inc.	689,522
5,321	Ingersoll-Rand, Inc.*	242,425
2,566	ITT, Inc.	197,633
1,157	John Bean Technologies Corp.	131,748
598	Kadant, Inc.	84,306
2,960	Kennametal, Inc.	107,270
787	L.B. Foster Co., Class A*	11,844
1,806	Lincoln Electric Holdings, Inc.	209,948
539	Lindsay Corp.	69,240
774	Lydall, Inc.*	23,243
1,213	Manitex International, Inc.*	6,259
2,529	Manitowoc Co., Inc. (The)*	33,661
4,260	Meritor, Inc.*	118,897
1,601	Middleby Corp. (The)*	206,401
2,406	Mueller Industries, Inc.	84,475
7,183	Mueller Water Products, Inc., Class A	88,926
2,868	Navistar International Corp.*	126,077
1,258	NN, Inc.*	8,265
1,155	Nordson Corp.	232,097
158	Omega Flex, Inc.	23,068
2,269	Oshkosh Corp.	195,293
4,844	Otis Worldwide Corp.	327,212
5,069	PACCAR, Inc.	437,353
2,556	Parker Hannifin Corp.	696,280
1,058	Park-Ohio Holdings Corp.	32,692
5,836	Pentair plc	309,833
677	Proto Labs, Inc.*	103,852
660	RBC Bearings, Inc.*	118,166
5,687	REV Group, Inc.	50,102
3,709	Rexnord Corp.	146,468
612	Shyft Group, Inc. (The)	17,369
1,567	Snap-On, Inc.	268,176
1,562	SPX Corp.*	85,191
2,004	SPX FLOW, Inc.*	116,152

Shares		Value
Common Stocks, continued
Machinery, continued
775	Standex International Corp.	$60,078
2,392	Stanley Black & Decker, Inc.	427,116
793	Tennant Co.	55,645
3,523	Terex Corp.	122,917
1,612	The Greenbrier Cos., Inc.	58,645
2,819	Timken Co.	218,078
3,046	Titan International, Inc.	14,804
2,013	Toro Co. (The)	190,913
2,213	TriMas Corp.*	70,086
5,158	Trinity Industries, Inc.	136,120
4,006	Wabash National Corp.	69,023
3,488	Wabtec Corp.	255,322
960	Watts Water Technologies, Inc., Class A	116,832
4,275	Welbilt, Inc.*	56,430
1,534	Woodward, Inc.	186,427
2,183	Xylem, Inc.	222,208

		14,162,950

Marine (0.0%†):
7,028	Costamare, Inc.	58,192
239	Eagle Bulk Shipping, Inc.*^	4,541
1,300	Genco Shipping & Trading, Ltd.	9,568
1,948	Kirby Corp.*	100,964
1,541	Matson, Inc.	87,791
147	Scorpio Bulkers, Inc.	2,489

		263,545

Media (1.7%):
1,468	A.H. Belo Corp., Class A	2,217
4,725	Altice USA, Inc., Class A*	178,936
2,029	AMC Networks, Inc., Class A*^	72,577
108	Cable One, Inc.	240,594
1,473	Charter Communications, Inc., Class A*	974,462
48,780	Comcast Corp., Class A	2,556,071
2,952	comScore, Inc.*	7,350
8,863	Discovery Communications, Inc., Class C*	232,122
4,410	Discovery, Inc., Class A*^	132,697
4,832	DISH Network Corp., Class A*	156,267
4,131	E.W. Scripps Co. (The), Class A	63,163
4,691	Emerald Holding, Inc.	25,425
8,164	Entercom Communications Corp.	20,165
4,792	Entravision Communications Corp., Class A	13,178
6,577	Fox Corp., Class A	191,522
4,958	Fox Corp., Class B	143,187
7,573	Gannett Co, Inc.*	25,445
4,886	Gray Television, Inc.*	87,411
11,906	Interpublic Group of Cos., Inc. (The)	280,029
1,262	John Wiley & Sons, Inc., Class A	57,623
192	John Wiley & Sons, Inc., Class B	8,676
563	Liberty Broadband Corp., Class A*	88,718
3,250	Liberty Broadband Corp., Class C*	514,702
1,489	Liberty Latin America, Ltd.*	16,573
7,352	Liberty Latin America, Ltd., Class C*	81,533
4,073	Liberty Media Corp.-Liberty SiriusXM, Class C*	177,216
2,477	Liberty Media Corp-Liberty SiriusXM, Class A*	106,982
143	Loral Space & Communications Inc.	3,002
131	Marchex, Inc., Class B*	257
1,649	Meredith Corp.	31,661

See accompanying notes to the financial statements.

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Media, continued
3,759	MSG Networks, Inc., Class A*	$55,408
3,726	National CineMedia, Inc.	13,861
3,530	New York Times Co. (The), Class A	182,748
10,643	News Corp., Class A	191,255
2,563	News Corp., Class B	45,545
2,115	Nexstar Media Group, Inc., Class A	230,937
6,016	Omnicom Group, Inc.	375,218
1,853	Scholastic Corp.	46,325
10,861	Sirius XM Holdings, Inc.	69,185
1,395	TechTarget, Inc.*	82,458
8,978	Tegna, Inc.	125,243
933	Tribune Publishing Co.	12,782
445	ViacomCBS, Inc., Class A	16,830
9,841	ViacomCBS, Inc., Class B	366,676

		8,304,232

Metals & Mining (0.8%):
6,163	Alcoa Corp.*	142,057
4,528	Allegheny Technologies, Inc.*	75,935
799	Ampco-Pittsburgh Corp.*	4,379
3,002	Arconic Corp.*	89,460
2,296	Carpenter Technology Corp.	66,860
4,968	Century Aluminum Co.*	54,797
3,567	Cleveland-Cliffs, Inc.	51,936
12,366	Coeur Mining, Inc.*	127,988
6,147	Commercial Metals Co.	126,259
1,713	Compass Minerals International, Inc.	105,726
7,323	Ferroglobe plc*	12,010
9,823	Ferroglobe Unit*(a)	—
841	Fortitude Gold Corp.*	884
22,580	Freeport-McMoRan, Inc.	587,531
2,945	Gold Resource Corp.	8,570
943	Haynes International, Inc.	22,481
23,972	Hecla Mining Co.	155,339
151	Kaiser Aluminum Corp.	14,934
643	Materion Corp.	40,972
12,309	McEwen Mining, Inc.*^	12,124
9,007	Newmont Corp.	539,428
4,882	Nucor Corp.	259,674
700	Olympic Steel, Inc.	9,331
1,961	Reliance Steel & Aluminum Co.	234,830
990	Royal Gold, Inc.	105,296
1,500	Ryerson Holding Corp.*	20,460
1,365	Schnitzer Steel Industries, Inc., Class A	43,557
1,446	Southern Copper Corp.	94,164
8,062	Steel Dynamics, Inc.	297,245
3,673	SunCoke Energy, Inc.	15,978
701	Synalloy Corp.*	5,468
2,052	TimkenSteel Corp.*	9,583
7,131	United States Steel Corp.^	119,587
548	Universal Stainless & Alloy Products, Inc.*	4,099
3,573	Warrior Met Coal, Inc.	76,176
2,198	Worthington Industries, Inc.	112,845

		3,647,963

Multiline Retail (0.6%):
2,183	Big Lots, Inc.	93,716
1,248	Dillard’s, Inc., Class A^	78,686

Shares		Value
Common Stocks, continued
Multiline Retail, continued
2,684	Dollar General Corp.	$564,445
5,031	Dollar Tree, Inc.*	543,549
4,813	Kohl’s Corp.	195,841
15,105	Macy’s, Inc.	169,931
2,055	Ollie’s Bargain Outlet Holdings, Inc.*	168,037
5,786	Target Corp.	1,021,404

		2,835,609

Multi-Utilities (0.7%):
3,133	Ameren Corp.	244,562
1,884	Avista Corp.	75,624
1,784	Black Hills Corp.	109,627
7,105	CenterPoint Energy, Inc.	153,752
3,460	CMS Energy Corp.	211,095
4,077	Consolidated Edison, Inc.	294,645
7,126	Dominion Energy, Inc.	535,874
2,251	DTE Energy Co.	273,294
7,317	MDU Resources Group, Inc.	192,730
6,003	NiSource, Inc.	137,709
1,765	NorthWestern Corp.	102,917
5,550	Public Service Enterprise Group, Inc.	323,565
3,046	Sempra Energy	388,091
844	Unitil Corp.	37,364
3,038	WEC Energy Group, Inc.	279,587

		3,360,436

Oil, Gas & Consumable Fuels (2.2%):
332	Adams Resources & Energy, Inc.	8,001
7,652	Antero Resources Corp.*^	41,703
11,405	Apache Corp.	161,837
1,256	Arch Resources, Inc.	54,975
1,988	Berry Corp.	7,316
1,149	Bonanza Creek Energy, Inc.*	22,210
6,877	Cabot Oil & Gas Corp.	111,958
2,819	Callon Petroleum Co.*^	37,098
6,243	Centennial Resource Development, Inc., Class A*	9,365
3,933	Cheniere Energy, Inc.*	236,098
16,453	Chevron Corp.	1,389,456
3,560	Cimarex Energy Co.	133,536
7,534	Clean Energy Fuel Corp.*	59,217
10,708	CNX Resources Corp.*	115,646
4,502	Concho Resources, Inc.	262,692
16,300	ConocoPhillips	651,837
1,846	CONSOL Energy, Inc.*	13,310
10,215	Continental Resources, Inc.^	166,505
4,149	CVR Energy, Inc.	61,820
4,054	Delek US Holdings, Inc.	65,148
16,542	Devon Energy Corp.	261,529
8,860	DHT Holdings, Inc.	46,338
918	Diamondback Energy, Inc.	44,431
107	Dorian LPG, Ltd.*	1,304
5,391	Enlink Midstream LLC	20,001
9,491	EOG Resources, Inc.	473,316
10,783	EQT Corp.*	137,052
2,812	Equitrans Midstream Corp.	22,608
36,242	Exxon Mobil Corp.	1,493,896
4,505	Gaslog, Ltd.	16,759
2,514	Green Plains, Inc.*	33,109

See accompanying notes to the financial statements.

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
4,737	Hess Corp.	$250,066
212	HighPoint Resources Corp.*	1,942
4,760	HollyFrontier Corp.	123,046
1,180	International Seaways, Inc.	19,269
24,970	Kinder Morgan, Inc.	341,340
17,233	Kosmos Energy, Ltd.	40,498
609	Laredo Petroleum, Inc.*	11,997
17,859	Marathon Oil Corp.	119,120
9,508	Marathon Petroleum Corp.	393,251
6,316	Matador Resources Co.*	76,171
6,993	Murphy Oil Corp.	84,615
17,900	Occidental Petroleum Corp.	309,849
6,873	ONEOK, Inc.	263,786
2,936	PAR Pacific Holdings, Inc.*	41,045
6,891	Parsley Energy, Inc., Class A	97,852
5,640	PBF Energy, Inc., Class A	40,044
5,513	PDC Energy, Inc.*	113,182
4,173	Peabody Energy Corp.*	10,057
787	Penn Virginia Corp.*	7,988
4,501	Phillips 66	314,800
1,401	PHX Minerals, Inc.	3,222
2,711	Pioneer Natural Resources Co.	308,756
6	PrimeEnergy Resources Corp.*	259
11,578	QEP Resources, Inc.	27,671
4,715	Range Resources Corp.*	31,591
2,004	Renewable Energy Group, Inc.*	141,923
374	REX American Resources Corp.*	27,478
3,448	Scorpio Tankers, Inc.	38,583
6,460	SFL Corp., Ltd.	40,569
6,397	SM Energy Co.	39,150
24,131	Southwestern Energy Co.*	71,910
3,310	Talos Energy, Inc.*	27,274
4,483	Targa Resources Corp.	118,262
6,407	Teekay Shipping Corp.*	13,775
1,031	Teekay Tankers, Ltd., Class A*	11,351
4,537	Valero Energy Corp.	256,658
14,709	Williams Cos., Inc.	294,915
3,515	World Fuel Services Corp.	109,527
13,673	WPX Energy, Inc.*	111,435

		10,494,298

Paper & Forest Products (0.1%):
2,211	Boise Cascade Co.	105,686
1,659	Clearwater Paper Corp.*	62,627
2,617	Domtar Corp.	82,828
2,520	Glatfelter Corp.	41,278
4,040	Louisiana-Pacific Corp.	150,166
5,575	Mercer International, Inc.	57,144
617	Neenah, Inc.	34,132
5,870	Resolute Forest Products*	38,390
1,565	Schweitzer-Mauduit International, Inc.	62,929
2,251	Verso Corp.	27,057

		662,237

Personal Products (0.4%):
12,350	Coty, Inc., Class A	86,697
1,562	e.l.f. Beauty, Inc.*	39,347
2,453	Edgewell Personal Care Co.	84,825

Shares		Value
Common Stocks, continued
Personal Products, continued
2,445	Estee Lauder Co., Inc. (The), Class A	$650,834
3,710	Herbalife Nutrition, Ltd.*	178,265
1,355	Inter Parfums, Inc.	81,964
508	Medifast, Inc.	99,741
6,899	Natura & Co. Holding SA, ADR^	137,980
1,236	Natures Sunshine Products, Inc.*	18,478
2,377	Nu Skin Enterprises, Inc., Class A	129,856
340	United-Guardian, Inc.	4,855
864	Usana Health Sciences, Inc.*	66,614

		1,579,456

Pharmaceuticals (2.8%):
2,003	Amphastar Pharmaceuticals, Inc.*	40,280
900	ANI Pharmaceuticals, Inc.*	26,136
885	Assembly Biosciences, Inc.*	5,354
17,646	Bristol-Myers Squibb Co.	1,094,581
2,125	Catalent, Inc.*	221,149
4,376	Corcept Therapeutics, Inc.*	114,476
1,468	Cumberland Pharmaceuticals, Inc.*	4,316
1,054	Cymabay Therapeutics, Inc.*	6,050
6,155	Elanco Animal Health, Inc.*	188,774
9,263	Eli Lilly & Co.	1,563,965
8,827	Endo International plc*	63,378
3,032	Horizon Therapeutics plc*	221,791
3,292	Innoviva, Inc.*	40,788
2,219	Intra-Cellular Therapies, Inc.*	70,564
1,466	Jazz Pharmaceuticals plc*	241,963
26,955	Johnson & Johnson	4,242,179
2,281	Lannett Co., Inc.*	14,872
27,244	Merck & Co., Inc.	2,228,559
3,567	Nektar Therapeutics*	60,639
1,317	Otonomy, Inc.*	8,521
3,223	Perrigo Co. plc	144,132
46,869	Pfizer, Inc.	1,725,248
793	Phibro Animal Health Corp., Class A	15,400
2,480	Prestige Consumer Healthcare, Inc.*	86,478
1,463	Revance Therapeutics, Inc.*	41,461
1,789	Supernus Pharmaceuticals, Inc.*	45,011
923	Taro Pharmaceutical Industries, Ltd.*	67,767
17,276	Viatris, Inc.*	323,752
5,010	Zoetis, Inc.	829,155
1,297	Zogenix, Inc.*	25,927

		13,762,666

Professional Services (0.7%):
1,633	ASGN, Inc.*	136,404
494	Barrett Business Services, Inc.	33,696
3,154	CBIZ, Inc.*	83,928
216	CoStar Group, Inc.*	199,644
456	CRA International, Inc.	23,224
1,098	Equifax, Inc.	211,738
1,104	Exponent, Inc.	99,393
825	Forrester Research, Inc.*	34,568
1,031	FTI Consulting, Inc.*	115,183
1,205	Heidrick & Struggles International, Inc.	35,403
466	Hill International, Inc.*	895
1,113	Huron Consulting Group, Inc.*	65,611
795	ICF International, Inc.	59,092

See accompanying notes to the financial statements.

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Professional Services, continued
3,021	IHS Markit, Ltd.	$271,376
740	Insperity, Inc.	60,251
2,223	Kelly Services, Inc., Class A	45,727
1,154	Kforce, Inc.	48,572
2,258	Korn Ferry	98,223
2,100	ManpowerGroup, Inc.	189,378
659	Mistras Group, Inc.*	5,114
11,810	Nielsen Holdings plc	246,475
2,125	Resources Connection, Inc.	26,711
3,340	Robert Half International, Inc.	208,683
2,719	TransUnion	269,780
2,194	TriNet Group, Inc.*	176,836
2,213	Trueblue, Inc.*	41,361
1,755	Verisk Analytics, Inc.	364,321
633	Willdan Group, Inc.*	26,396

		3,177,983

Real Estate Management & Development (0.3%):
400	Altisource Portfolio Solutions*	5,152
491	BBX Capital, Inc.*	2,794
4,608	CBRE Group, Inc., Class A*	289,014
419	CTO Realty Growth, Inc.	17,665
2,451	Cushman & Wakefield plc*	36,348
279	Forestar Group, Inc.*	5,630
232	FRP Holdings, Inc.*	10,568
318	Griffin Industrial Realty, Inc.*	19,875
1,280	Howard Hughes Corp. (The)*	101,030
1,691	Jones Lang LaSalle, Inc.*	250,894
5,360	Kennedy-Wilson Holdings, Inc.	95,890
2,112	Marcus & Millichap, Inc.*	78,630
6,929	Newmark Group, Inc.	50,512
997	Rafael Holdings, Inc., Class B*	23,250
910	RE/MAX Holdings, Inc., Class A	33,060
7,526	Realogy Holdings Corp.*	98,741
1,447	Tejon Ranch Co.*	20,909
1,038	The RMR Group, Inc., Class A	40,088
2,457	The St Joe Co.	104,300

		1,284,350

Road & Rail (1.1%):
598	AMERCO, Inc.	271,468
1,475	ArcBest Corp.	62,938
2,770	Avis Budget Group, Inc.*	103,321
1,699	Covenant Logistics Group, Inc.*	25,162
8,633	CSX Corp.	783,445
4,179	Heartland Express, Inc.	75,640
2,243	J.B. Hunt Transport Services, Inc.	306,506
1,439	Kansas City Southern	293,743
5,109	Knight-Swift Transportation Holdings, Inc.	213,658
1,359	Landstar System, Inc.	183,003
5,038	Marten Transport, Ltd.	86,805
2,741	Norfolk Southern Corp.	651,289
1,887	Old Dominion Freight Line, Inc.	368,305
400	P.A.M. Transportation SVCS*	19,600
1,902	Ryder System, Inc.	117,468
933	Saia, Inc.*	168,686
2,500	Schneider National, Inc., Class B	51,750
7,006	Union Pacific Corp.	1,458,790

Shares		Value
Common Stocks, continued
Road & Rail, continued
2,010	Universal Logistics Holdings, Inc.	$41,386
1,023	USA Truck, Inc.*	9,135
3,284	Werner Enterprises, Inc.	128,798
1,829	YRC Worldwide, Inc.*	8,102

		5,428,998

Semiconductors & Semiconductor Equipment (5.0%):
1,056	Advanced Energy Industries, Inc.*	102,400
9,236	Advanced Micro Devices, Inc.*	847,034
2,031	Alpha & Omega Semiconductor, Ltd.*	48,013
1,392	Ambarella, Inc.*	127,813
11,324	Amkor Technology, Inc.	170,766
3,365	Analog Devices, Inc.	497,111
9,479	Applied Materials, Inc.	818,038
1,615	Axcelis Technologies, Inc.*	47,029
1,701	AXT, Inc.*	16,279
4,142	Broadcom, Inc.	1,813,575
2,129	Brooks Automation, Inc.	144,453
437	CEVA, Inc.*	19,884
1,665	Cirrus Logic, Inc.*	136,863
697	CMC Materials, Inc.	105,456
2,261	Cohu, Inc.	86,325
1,991	Cree, Inc.*	210,847
1,271	Diodes, Inc.*	89,606
3,676	Entegris, Inc.	353,264
3,383	First Solar, Inc.*	334,646
2,971	FormFactor, Inc.*	127,812
1,314	GSI Technology, Inc.*	9,724
948	Ichor Holdings, Ltd.*	28,577
975	Inphi Corp.*	156,458
56,290	Intel Corp.	2,804,367
2,674	KLA Corp.	692,325
2,537	Kulicke & Soffa Industries, Inc.	80,702
1,724	Lam Research Corp.	814,193
3,622	Lattice Semiconductor Corp.*	165,960
1,911	MA-COM Technology Solutions Holdings, Inc.*	105,181
8,640	Marvell Technology Group, Ltd.	410,745
3,942	Maxim Integrated Products, Inc.	349,458
1,132	MaxLinear, Inc., Class A*	43,231
3,353	Microchip Technology, Inc.	463,083
14,137	Micron Technology, Inc.*	1,062,820
1,512	MKS Instruments, Inc.	227,480
421	Monolithic Power Systems, Inc.	154,183
1,500	Neophotonics Corp.*	13,635
150	NVE Corp.	8,427
4,535	NVIDIA Corp.	2,368,177
11,467	ON Semiconductor Corp.*	375,315
1,334	Onto Innovation, Inc.*	63,432
1,438	PDF Solutions, Inc.*	31,061
5,010	Photronics, Inc.*	55,912
1,520	Power Integrations, Inc.	124,427
1,567	Qorvo, Inc.*	260,545
11,921	Qualcomm, Inc.	1,816,045
5,880	Rambus, Inc.*	102,665
1,305	Semtech Corp.*	94,077
867	Silicon Laboratories, Inc.*	110,404
2,776	Skyworks Solutions, Inc.	424,395
1,751	SMART Global Holdings, Inc.*	65,890

See accompanying notes to the financial statements.

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,239	SolarEdge Technologies, Inc.*	$395,389
1,129	Synaptics, Inc.*	108,836
2,449	Teradyne, Inc.	293,611
12,609	Texas Instruments, Inc.	2,069,515
1,678	Ultra Clean Holdings, Inc.*	52,270
1,049	Universal Display Corp.	241,060
3,598	Veeco Instruments, Inc.*	62,461
3,065	Xilinx, Inc.	434,525

		23,237,775

Software (6.9%):
4,253	ACI Worldwide, Inc.*	163,443
4,350	Adobe, Inc.*	2,175,522
1,523	Alarm.com Holding, Inc.*	157,554
591	Alteryx, Inc., Class A*	71,978
1,009	American Software, Inc., Class A	17,325
1,301	Anaplan, Inc.*	93,477
988	ANSYS, Inc.*	359,434
1,409	Aspen Technology, Inc.*	183,522
447	Atlassian Corp. plc, Class A*	104,540
1,996	Autodesk, Inc.*	609,459
852	Avalara, Inc.*	140,486
4,014	Avaya Holdings Corp.*	76,868
2,272	Aware, Inc.*	7,952
1,606	Blackbaud, Inc.	92,441
794	Bottomline Technologies, Inc.*	41,876
3,266	Cadence Design Systems, Inc.*	445,580
2,601	CDK Global, Inc.	134,810
1,053	Cerence, Inc.*	105,805
1,607	Ceridian HCM Holding, Inc.*	171,242
1,606	Citrix Systems, Inc.	208,941
505	CommVault Systems, Inc.*	27,962
387	Coupa Software, Inc.*	131,158
824	DocuSign, Inc.*	183,175
3,824	Dropbox, Inc., Class A*	84,855
1,380	Ebix, Inc.	52,399
990	Envestnet, Inc.*	81,467
429	Everbridge, Inc.*	63,951
573	Fair Isaac Corp.*	292,826
1,784	FireEye, Inc.*	41,139
764	Five9, Inc.*	133,242
2,322	Fortinet, Inc.*	344,887
977	Globant SA*	212,605
1,145	Guidewire Software, Inc.*	147,396
750	HubSpot, Inc.*	297,330
2,458	Intuit, Inc.	933,671
2,007	J2 Global, Inc.*	196,064
1,365	Manhattan Associates, Inc.*	143,571
74,308	Microsoft Corp.	16,527,585
430	MicroStrategy, Inc., Class A*	167,077
600	New Relic, Inc.*	39,240
9,121	NortonLifeLock, Inc.	189,534
4,619	Nuance Communications, Inc.*	203,652
1,722	OneSpan, Inc.*	35,611
26,268	Oracle Corp.	1,699,277
808	Paycom Software, Inc.*	365,418
912	Paylocity Holding Corp.*	187,790
963	Pegasystems, Inc.	128,329

Shares		Value
Common Stocks, continued
Software, continued
1,395	Progress Software Corp.	$63,040
886	Proofpoint, Inc.*	120,859
1,755	PTC, Inc.*	209,916
1,224	Qualys, Inc.*	149,169
2,745	RealNetworks, Inc.*	4,282
1,867	RealPage, Inc.*	162,877
371	RingCentral, Inc., Class A*	140,598
4,955	salesforce.com, Inc.*	1,102,636
1,200	Sapiens International Corp. NV	36,732
574	ServiceNow, Inc.*	315,947
2,514	Slack Technologies, Inc., Class A*	106,191
3,309	SolarWinds Corp.*	49,470
967	Splunk, Inc.*	164,284
4,289	SS&C Technologies Holdings, Inc.	312,025
2,279	Synchronoss Technologies, Inc.*	10,711
1,631	Synopsys, Inc.*	422,820
327	The Trade Desk, Inc., Class A*	261,927
409	Tyler Technologies, Inc.*	178,537
2,230	Verint Systems, Inc.*	149,811
742	VMware, Inc., Class A*^	104,073
494	Workday, Inc., Class A*	118,367
7,046	Xperi Holding Corp.	147,261
1,173	Zscaler, Inc.*	234,260

		32,839,259

Specialty Retail (2.5%):
1,093	Aaron’s Co., Inc. (The)*	20,723
4,015	Abercrombie & Fitch Co., Class A	81,745
1,285	Advance Auto Parts, Inc.	202,400
5,007	American Eagle Outfitters, Inc.^	100,490
492	America’s Car Mart, Inc.*	54,041
929	Asbury Automotive Group, Inc.*	135,392
3,229	At Home Group, Inc.*	49,920
2,991	AutoNation, Inc.*	208,742
266	AutoZone, Inc.*	315,327
3,164	Barnes & Noble Education, Inc.*	14,713
5,744	Bed Bath & Beyond, Inc.	102,013
6,327	Best Buy Co, Inc.	631,372
1,657	Big 5 Sporting Goods Corp.	16,918
1,519	Boot Barn Holdings, Inc.*	65,864
583	Build-A-Bear Workshop, Inc.*	2,489
355	Burlington Stores, Inc.*	92,850
2,280	Caleres, Inc.	35,682
3,468	CarMax, Inc.*	327,587
1,987	Cato Corp., Class A	19,055
7,822	Chico’s FAS, Inc.	12,437
881	Citi Trends, Inc.	43,768
1,572	Conn’s, Inc.*	18,377
3,425	Designer Brands, Inc., Class A	26,201
2,039	Dick’s Sporting Goods, Inc.	114,612
1,392	Five Below, Inc.*	243,572
2,862	Floor & Decor Holdings, Inc., Class A*	265,737
4,013	Foot Locker, Inc.	162,286
6,630	GameStop Corp., Class A*^	124,909
8,563	Gap, Inc. (The)	172,887
1,571	Genesco, Inc.*	47,271
1,000	Group 1 Automotive, Inc.	131,140
2,846	Guess?, Inc.	64,377

See accompanying notes to the financial statements.

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Specialty Retail, continued
1,166	Haverty Furniture Cos., Inc.	$32,263
1,874	Hibbett Sports, Inc.*	86,541
8,873	Home Depot, Inc. (The)	2,356,847
1,784	L Brands, Inc.	66,347
875	Lithia Motors, Inc., Class A	256,086
7,904	Lowe’s Cos., Inc.	1,268,672
1,427	MarineMax, Inc.*	49,988
3,155	Michaels Cos., Inc. (The)*^	41,047
1,401	Monro, Inc.	74,673
1,077	Murphy U.S.A., Inc.	140,947
1,200	National Vision Holdings, Inc.*	54,348
2,577	ODP Corp. (The)*	75,506
927	O’Reilly Automotive, Inc.*	419,533
2,698	Penske Automotive Group, Inc.	160,234
1,792	Rent-A-Center, Inc.	68,616
522	RH*	233,605
3,982	Ross Stores, Inc.*	489,030
5,608	Sally Beauty Holdings, Inc.*	73,128
600	Shoe Carnival, Inc.	23,508
1,393	Signet Jewelers, Ltd.	37,987
1,230	Sleep Number Corp.*	100,688
1,332	Sonic Automotive, Inc., Class A	51,375
1,606	Sportsman’s Warehouse Holdings, Inc.*	28,185
848	The Buckle, Inc.	24,762
988	The Children’s Place, Inc.*	49,499
678	Tiffany & Co.	89,123
854	Tilly’s, Inc.	6,969
10,979	TJX Cos., Inc. (The)	749,757
2,445	Tractor Supply Co.	343,718
944	Ulta Beauty, Inc.*	271,079
4,635	Urban Outfitters, Inc.*	118,656
2,380	Williams-Sonoma, Inc.	242,379
285	Winmark Corp.	52,953
1,604	Zumiez, Inc.*	58,995

		12,101,941

Technology Hardware, Storage & Peripherals (5.6%):
6,315	3D Systems Corp.*	66,181
179,199	Apple, Inc.	23,777,916
728	AstroNova, Inc.	7,753
2,354	Avid Technology, Inc.*	37,358
1,874	Dell Technologies, Inc., Class C*	137,345
19,633	Hewlett Packard Enterprise Co.	232,651
14,153	HP, Inc.	348,023
5,127	NCR Corp.*	192,621
4,382	NetApp, Inc.	290,264
4,094	Pure Storage, Inc., Class A*	92,565
5,941	Seagate Technology plc	369,293
2,522	Stratasys, Ltd.*	52,256
4,585	Western Digital Corp.	253,963
7,974	Xerox Holdings Corp.	184,917

		26,043,106

Textiles, Apparel & Luxury Goods (1.2%):
5,725	Capri Holdings, Ltd.*	240,450
1,710	Carter’s, Inc.	160,860
1,953	Columbia Sportswear Co.	170,653
1,693	Crocs, Inc.*	106,083

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
810	Culp, Inc.	$12,855
836	Deckers Outdoor Corp.*	239,748
3,440	Fossil Group, Inc.*	29,825
2,480	G-III Apparel Group, Ltd.*	58,875
13,052	Hanesbrands, Inc.	190,298
795	Kontoor Brands, Inc.	32,245
1,147	Lululemon Athletica, Inc.*	399,191
1,551	Movado Group, Inc.*	25,778
10,725	Nike, Inc., Class B	1,517,265
1,259	Oxford Industries, Inc.	82,477
1,797	PVH Corp.	168,720
1,477	Ralph Lauren Corp.	153,224
570	Rocky Brands, Inc.	16,000
4,898	Skechers U.S.A., Inc., Class A*	176,034
2,686	Steven Madden, Ltd.	94,870
700	Superior Group of Cos., Inc.	16,268
8,132	Tapestry, Inc.	252,743
5,109	Under Armour, Inc., Class A*	87,722
3,746	Under Armour, Inc., Class C*	55,740
1,027	Unifi, Inc.*	18,219
802	Vera Bradley, Inc.*	6,384
4,448	VF Corp.	379,904
3,237	Wolverine World Wide, Inc.	101,156

		4,793,587

Thrifts & Mortgage Finance (0.5%):
3,384	Axos Financial, Inc.*	127,002
1,591	BankFinancial Corp.	13,969
7,721	Capitol Federal Financial, Inc.	96,513
2,223	Columbia Financial, Inc.*	34,590
2,791	Dime Community Bancshares, Inc.	44,014
855	ESSA Bancorp, Inc.	12,825
3,469	Essent Group, Ltd.	149,861
403	Federal Agricultural Mortgage Corp.	29,923
408	First Capital, Inc.^	24,708
2,446	Flagstar Bancorp, Inc.	99,699
8	Greene County Bancorp, Inc.	204
155	Hingham Institution for Savings	33,480
1,670	HomeStreet, Inc.	56,363
413	IF Bancorp, Inc.	8,888
5,948	Kearny Financial Corp.	62,811
1,249	Kentucky First Federal Bancorp	7,906
750	Lake Shore Bancorp, Inc.	9,750
194	LendingTree, Inc.*	53,115
3,570	Meridian Bancorp, Inc.	53,229
2,468	Meta Financial Group, Inc.	90,230
10,413	MGIC Investment Corp.	130,683
4,623	Mr Cooper Group, Inc.*	143,451
13,097	New York Community Bancorp, Inc.	138,173
3,378	NMI Holdings, Inc., Class A*	76,512
2,984	Northfield Bancorp, Inc.	36,793
6,785	Northwest Bancshares, Inc.	86,441
3,232	Oceanfirst Financial Corp.	60,212
503	Oconee Federal Financial Corp.	12,726
465	Ocwen Financial Corp.*	13,443
2,417	PennyMac Financial Services, Inc.	158,603
2,584	Premier Financial Corp.	59,432
679	Provident Financial Holdings, Inc.	10,667

See accompanying notes to the financial statements.

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
3,181	Provident Financial Services, Inc.	$57,131
6,456	Radian Group, Inc.	130,734
420	Riverview Bancorp, Inc.	2,209
561	Southern Missouri Bancorp, Inc.	17,077
1,764	Sterling Bancorp, Inc.	8,009
733	Territorial Bancorp, Inc.	17,614
5,381	TFS Financial Corp.	94,867
7,273	TrustCo Bank Corp NY	48,511
3,136	Washington Federal, Inc.	80,721
2,036	Waterstone Financial, Inc.	38,318
1,546	Wawlker & Dunlop, Inc.	142,262
1,498	Western New England BanCorp, Inc.	10,321
1,788	WSFS Financial Corp.	80,245

		2,664,235

Tobacco (0.4%):
19,855	Altria Group, Inc.	814,055
13,250	Philip Morris International, Inc.	1,096,968
1,284	Universal Corp.	62,415
6,874	Vector Group, Ltd.	80,082

		2,053,520

Trading Companies & Distributors (0.7%):
5,044	Air Lease Corp.	224,054
1,198	Applied Industrial Technologies, Inc.	93,432
2,840	Beacon Roofing Supply, Inc.*	114,140
3,066	BMC Stock Holdings, Inc.*	164,583
1,592	CAI International, Inc.	49,734
644	DXP Enterprises, Inc.*	14,316
9,288	Fastenal Co.	453,533
876	GATX Corp.	72,866
2,334	GMS, Inc.*	71,140
1,700	H&E Equipment Services, Inc.	50,677
1,767	Herc Holdings, Inc.*	117,346
1,307	Huttig Building Products, Inc.*	4,797
870	Kaman Corp., Class A	49,703
5,217	MRC Global, Inc.*	34,589
1,633	MSC Industrial Direct Co., Inc., Class A	137,809
5,453	NOW, Inc.*	39,153
1,547	Rush Enterprises, Inc., Class A	64,077
1,003	SiteOne Landscape Supply, Inc.*	159,106
2,034	Systemax, Inc.	73,000
2,654	Textainer Group Holdings, Ltd.*	50,904
651	Titan Machinery, Inc.*	12,727
1,007	Transcat, Inc.*	34,923
3,334	Triton International, Ltd.	161,732
1,982	United Rentals, Inc.*	459,645
5,820	Univar Solutions, Inc.*	110,638
1,184	Veritiv Corp.*	24,615
826	W.W. Grainger, Inc.	337,289
902	Watsco, Inc.	204,348
84	Watsco, Inc., Class B	18,901
2,560	WESCO International, Inc.*	200,960

		3,604,737

Transportation Infrastructure (0.0%†):
2,859	Macquarie Infrastructure Corp.	107,355

Water Utilities (0.2%):
1,327	American States Water Co.	105,510

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Water Utilities, continued
2,157	American Water Works Co., Inc.	$331,035
491	Artesian Resources Corp.	18,206
1,743	California Water Service Group	94,174
3,223	Essential Utilities, Inc.	152,416
979	Middlesex Water Co.	70,948
669	Pure Cycle Corp.*	7,513
1,234	SJW Group	85,590
772	York Water Co. (The)	35,975

		901,367

Wireless Telecommunication Services (0.3%):
2,055	Boingo Wireless, Inc.*	26,140
2,203	Shenandoah Telecommunications Co.	95,280
1,649	Spok Holdings, Inc.	18,353
4,354	Telephone & Data Systems, Inc.	80,854
6,990	T-Mobile USA, Inc.*	942,601
1,695	United States Cellular Corp.*	52,019

		1,215,247

Total Common Stocks (Cost $299,167,876)		476,909,818

Preferred Stocks (0.0%†):
Internet & Direct Marketing Retail (0.0%†):
264	Qurate Retail, Inc., 8.00%, 3/15/31	26,136

Trading Companies & Distributors (0.0%†):
1,076	WESCO International, Inc., Series A, 10.63%	33,625

Total Preferred Stocks (Cost $113,834)		59,761

Rights (0.0%†):
Biotechnology (0.0%†):
3,743	Achillion Pharm CVR, Expires on 1/29/21*	5,315

Diversified Financial Services (0.0%†):
2,411	NewStar Financial, Inc. CVR, Expires on 12/31/49*	245

Media (0.0%†):
9,820	Media General, Inc. CVR, Expires on 12/31/49*	921

Total Rights (Cost $4,345)		6,481

Short-Term Securities Held as Collateral for Securities on Loan (0.5%):
2,458,017	BlackRock Liquidity FedFund, Institutional Class , 0.38%(b)(c)	2,458,017

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,458,017)		2,458,017

Unaffiliated Investment Companies (0.1%):
Money Markets (0.1%):
328,879	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	328,879

Total Unaffiliated Investment Companies (Cost $328,879)		328,879

Total Investment Securities (Cost $302,072,951) — 100.2%(d)		479,762,956
Net other assets (liabilities) — (0.2)%		(982,346)

Net Assets — 100.0%		$478,780,610

See accompanying notes to the financial statements.

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2020

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $2,377,483.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2020. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(c)	The rate represents the effective yield at December 31, 2020.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

See accompanying notes to the financial statements.

24

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$302,072,951

Investment securities, at value(a)	$479,762,956
Interest and dividends receivable	323,190
Receivable for investments sold	1,540,544
Reclaims receivable	3,373
Prepaid expenses	2,533

Total Assets	481,632,596

Liabilities:
Cash overdraft	4,621
Payable for collateral received on loaned securities	2,458,017
Manager fees payable	217,466
Administration fees payable	33,974
Distribution fees payable	100,679
Custodian fees payable	5,746
Administrative and compliance services fees payable	1,535
Transfer agent fees payable	1,156
Trustee fees payable	5,559
Other accrued liabilities	23,233

Total Liabilities	2,851,986

Net Assets	$478,780,610

Net Assets Consist of:
Paid in capital	$260,601,550
Total distributable earnings	218,179,060

Net Assets	$478,780,610

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,768,559
Net Asset Value (offering and redemption price per share)	$14.61

(a)	Includes securities on loan of $2,377,483.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$8,072,226
Income from securities lending	52,705
Foreign withholding tax	(3,114)

Total Investment Income	8,121,817

Expenses:
Manager fees	3,595,664
Administration fees	180,636
Distribution fees	1,123,646
Custodian fees	22,227
Administrative and compliance services fees	7,933
Transfer agent fees	6,267
Trustee fees	27,036
Professional fees	22,201
Shareholder reports	12,922
Other expenses	11,784

Total expenses before reductions	5,010,316
Less expenses voluntarily waived/reimbursed by the Manager	(1,168,588)

Net expenses	3,841,728

Net Investment Income/(Loss)	4,280,089

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	36,138,044
Change in net unrealized appreciation/depreciation on securities	38,192,478

Net realized and Change in net unrealized gains/losses on investments	74,330,522

Change in Net Assets Resulting From Operations	$78,610,611

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,280,089	$5,053,450
Net realized gains/(losses) on investments	36,138,044	32,472,338
Change in unrealized appreciation/depreciation on investments	38,192,478	90,102,485

Change in net assets resulting from operations	78,610,611	127,628,273

Distributions to Shareholders:
Distributions	(37,601,702)	(36,227,548)

Change in net assets resulting from distributions to shareholders	(37,601,702)	(36,227,548)

Capital Transactions:
Proceeds from shares issued	47,489,042	2,050,767
Proceeds from dividends reinvested	37,601,702	36,227,548
Value of shares redeemed	(143,637,221)	(96,897,568)

Change in net assets resulting from capital transactions	(58,546,477)	(58,619,253)

Change in net assets	(17,537,568)	32,781,472
Net Assets:
Beginning of period	496,318,178	463,536,706

End of period	$478,780,610	$496,318,178

Share Transactions:
Shares issued	4,484,905	163,172
Dividends reinvested	2,896,895	2,969,471
Shares redeemed	(11,296,601)	(7,394,237)

Change in shares	(3,914,801)	(4,261,594)

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.53	$11.32	$12.76	$10.74	$9.49

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.13 (a)	0.16	0.15	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	2.13	3.08	(1.06)	2.04	1.21

Total from Investment Activities	2.25	3.21	(0.90)	2.19	1.34

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.15)	(0.15)	(0.14)	(0.09)
Net Realized Gains	(1.01)	(0.85)	(0.39)	(0.03)	—

Total Dividends	(1.17)	(1.00)	(0.54)	(0.17)	(0.09)

Net Asset Value, End of Period	$14.61	$13.53	$11.32	$12.76	$10.74

Total Return(b)	17.70%	29.36%	(7.52)%	20.45%	14.25%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$478,781	$496,318	$463,537	$584,221	$582,088
Net Investment Income/(Loss)	0.95%	1.03%	1.00%	1.02%	1.24%
Expenses Before Reductions(c)	1.11%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions	0.85%	0.84%	0.84%	0.84%	0.84%
Portfolio Turnover Rate	11%	4%	4%	2%	10%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2020

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,873 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,458,017 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.54% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2020

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $2,444 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$476,885,308	$24,510	$—	#	$476,909,818
Preferred Stocks+	59,761	—	—		59,761
Rights+	—	6,481	—		6,481
Short-Term Securities Held as Collateral for Securities on Loan	2,458,017	—	—		2,458,017
Unaffiliated Investment Companies	328,879	—	—		328,879

Total Investments	$479,731,965	$30,991	$—		$479,762,956

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2020.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Core Equity Fund	$48,812,859	$139,887,642

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2020

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $303,878,138. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$208,262,731
Unrealized (depreciation)	(32,377,913)

Net unrealized appreciation/(depreciation)	$175,884,818

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,306,235	$32,295,467	$37,601,702

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,481,514	$30,746,034	$36,227,548

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Core Equity Fund	$5,051,616	$37,242,626	$—	$175,884,818	$218,179,060

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and other miscellaneous differences.

31

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2020

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

33

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $251,666.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $32,295,467.

34

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

35

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b -1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

36

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b -1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

37

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

38

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

39

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

40

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 21

Statement of Operations
Page 21

Statements of Changes in Net Assets
Page 22

Financial Highlights
Page 23

Notes to the Financial Statements
Page 24

Report of Independent Registered Public Accounting Firm
Page 29

Other Federal Income Tax Information
Page 30

Other Information
Page 31

Approval of Investment Advisory and Subadvisory Agreements
Page 32

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® DFA U.S. Small Cap Fund (the “Fund”) returned 13.97%. That compared to a 19.96% total return for its benchmark, the Russell 2000® Index1.

The economic consequences of the coronavirus (COVID-19) pandemic in March sent U.S. equities into a steep decline. By early June, the S&P 500 Index2 had erased those earlier losses. U.S. equities generally continued to rise on a slower trajectory through the end of the year.

Small-cap stocks underperformed large-cap stocks for the period. Growth stocks outperformed value stocks across all market cap sizes. In the small-cap universe, stocks with higher relative prices and lower profitability outperformed relative to other small caps.

The Fund’s underperformance relative to its benchmark was primarily driven by its exclusion of stocks with the lowest profitability and highest relative price. These stocks were among the best performers during the period. The Fund’s exclusion of stocks in the benchmark with the highest asset growth also detracted from its relative performance, as these stocks outperformed the smaller-cap stocks in the Fund’s portfolio.*

The Fund’s general exclusion of real estate investment trusts3 (REITs) offset some of this negative impact, as REITs underperformed the overall benchmark during the period.*

1

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged. Investors cannot invest directly in an index.

[3]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	13.97%	6.43%	10.79%	7.84%
Russell 2000® Index	19.96%	10.25%	13.26%	9.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.17%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,343.60	$6.13	1.04%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,019.91	$5.28	1.04%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	21.6%

Industrials	19.9

Consumer Discretionary	16.2

Information Technology	13.2

Health Care	10.0

Materials	5.7

Consumer Staples	4.1

Energy	3.0

Utilities	2.7

Communication Services	2.6

Real Estate	0.9

Total Common Stocks and Preferred Stocks	99.9

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	1.5

Total Investment Securities	101.4

Net other assets (liabilities)	(1.4)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.8%):
Aerospace & Defense (1.1%):
2,512	AAR Corp.	$90,985
5,304	Aerojet Rocketdyne Holdings, Inc.*	280,316
1,710	AeroVironment, Inc.*	148,599
2,615	Astronics Corp.*	34,596
392	Astronics Corp., Class B*^	5,203
869	BWX Technologies, Inc.	52,383
685	CPI Aerostructures, Inc.*	2,624
2,316	Cubic Corp.	143,685
1,011	Curtiss-Wright Corp.	117,630
766	Ducommun, Inc.*	41,134
2,064	Hexcel Corp.	100,083
3,376	Innovative Solutions & Support, Inc.	22,012
7,599	Kratos Defense & Security Solutions, Inc.*	208,441
1,569	Maxar Technologies, Inc.	60,548
1,336	Mercury Systems, Inc.*	117,648
3,131	Moog, Inc., Class A	248,288
685	National Presto Industries, Inc.	60,575
2,564	Park Aerospace Corp., Class C	34,383
759	Vectrus, Inc.*	37,737

		1,806,870

Air Freight & Logistics (0.5%):
738	Air T, Inc.*	18,376
6,274	Air Transport Services Group, Inc.*	196,627
1,862	Atlas Air Worldwide Holdings, Inc.*	101,553
2,655	Echo Global Logistics, Inc.*	71,207
2,900	Forward Air Corp.	222,837
3,472	Hub Group, Inc., Class A*	197,904
5,212	Radiant Logistics, Inc.*	30,230

		838,734

Airlines (0.5%):
418	Alaska Air Group, Inc.	21,736
1,552	Allegiant Travel Co.	293,701
899	Copa Holdings SA, Class A	69,430
3,192	Hawaiian Holdings, Inc.	56,498
7,404	JetBlue Airways Corp.*	107,654
2,689	SkyWest, Inc.	108,394
4,325	Spirit Airlines, Inc.*	105,746

		763,159

Auto Components (1.5%):
5,318	Adient plc*	184,907
12,952	American Axle & Manufacturing Holdings, Inc.*	108,020
5,531	Cooper Tire & Rubber Co.	224,006
2,216	Cooper-Standard Holding, Inc.*	76,829
11,599	Dana, Inc.	226,412
2,064	Dorman Products, Inc.*	179,196
3,449	Fox Factory Holding Corp.*	364,593
3,509	Gentherm, Inc.*	228,857
14,448	Goodyear Tire & Rubber Co.	157,628
1,680	Horizon Global Corp.*	14,431
2,032	LCI Industries	263,510
5,052	Modine Manufacturing Co.*	63,453
1,911	Motorcar Parts of America, Inc.*	37,494
2,371	Standard Motor Products, Inc.	95,931
2,242	Stoneridge, Inc.*	67,776
1,139	Tenneco, Inc.*	12,073
472	Veoneer, Inc.*^	10,054

Shares		Value
Common Stocks, continued
Auto Components, continued
2,260	Visteon Corp.*	$283,675

		2,598,845

Automobiles (0.3%):
4,263	Harley-Davidson, Inc.	156,452
1,766	Thor Industries, Inc.	164,220
3,080	Winnebago Industries, Inc.	184,616

		505,288

Banks (11.5%):
1,584	1st Constitution Bancorp	25,138
2,619	1st Source Corp.	105,546
410	ACNB Corp.	10,250
880	Allegiance Bancshares, Inc.	30,034
1,452	Altabancorp	40,540
1,339	American National Bankshares, Inc.	35,095
346	American River Bankshares	4,550
5,216	Ameris Bancorp	198,573
1,649	Ames National Corp.	39,609
1,863	Arrow Financial Corp.	55,722
11,230	Associated Banc-Corp.	191,472
1,465	Atlantic Capital Bancshares, Inc.*	23,323
5,589	Atlantic Union Bankshares Corp.	184,102
13	Auburn National Bancorp, Inc.	542
3,062	Banc of California, Inc.	45,042
3,358	BancFirst Corp.	197,115
4,986	Bancorp, Inc. (The)*	68,059
8,217	BancorpSouth Bank	225,474
2,653	Bank of Commerce Holdings	26,265
2,496	Bank of Hawaii Corp.	191,244
993	Bank of Marin Bancorp	34,100
3,717	Bank of Nt Butterfield & Son, Ltd. (The)	115,822
485	Bank of South Carolina Corp.	7,775
9,638	Bank OZK	301,380
6,355	BankUnited, Inc.	221,027
2,472	Banner Corp.	115,170
1,610	Bar Harbor Bankshares	36,370
1,217	Baycom Corp.*	18,462
595	BCB Bancorp, Inc.	6,587
3,918	Berkshire Hills Bancorp, Inc.	67,076
5,250	BOK Financial Corp.	359,519
6,599	Boston Private Financial Holdings, Inc.	55,762
2,206	Bridge Bancorp, Inc.	53,341
6,518	Brookline Bancorp, Inc.	78,477
1,666	Bryn Mawr Bank Corp.	50,971
667	Business First Bancshares, Inc.	13,580
3,046	Byline BanCorp, Inc.	47,061
227	C&F Financial Corp.	8,424
8,434	Cadence Bancorp	138,486
1,274	California First National Bancorp	19,302
436	Cambridge Bancorp	30,411
1,659	Camden National Corp.	59,359
1,471	Capital City Bank Group, Inc.	36,157
5,878	Cathay General Bancorp	189,213
1,646	CBTX, Inc.	41,989
2,313	Central Pacific Financial Corp.	43,970
1,141	Central Valley Community Bancorp	16,989
511	Century Bancorp, Inc.	39,531

See accompanying notes to the financial statements.

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
668	Chemung Financial Corp.	$22,679
6,348	CIT Group, Inc.	227,893
2,009	Citizens & Northern Corp.	39,859
718	Citizens Holding Co.	15,042
1,550	City Holding Co.	107,803
822	Civista Bancshares, Inc.	14,410
2,165	CNB Financial Corp.	46,093
85	Codorus Valley Bancorp, Inc.	1,442
56	Colony Bankcorp, Inc.	820
5,518	Columbia Banking System, Inc.	198,096
4,175	Community Bank System, Inc.	260,144
3,296	Community Bankers Trust Corp.	22,248
1,343	Community Trust Bancorp, Inc.	49,758
525	Community West Bancshares	4,767
2,880	ConnectOne Bancorp, Inc.	56,995
2,253	CrossFirst Bankshares, Inc.*	24,220
1,894	Cullen/Frost Bankers, Inc.	165,214
4,048	Customers Bancorp, Inc.*	73,593
10,472	CVB Financial Corp.	204,204
609	Eagle Bancorp Montana, Inc.	12,923
2,865	Eagle Bancorp, Inc.	118,325
1,676	East West Bancorp, Inc.	84,990
2,149	Enterprise Financial Services Corp.	75,108
924	Equity Bancshares, Inc.*	19,949
534	Evans Bancorp, Inc.	14,706
22,062	F.N.B. Corp.	209,589
2,582	Farmers National Banc Corp.	34,263
2,391	FB Financial Corp.	83,039
1,909	Financial Institutions, Inc.	42,953
15,526	First Bancorp	143,150
1,491	First Bancorp, Inc.	37,871
2,293	First Bancorp/Southern Pines NC	77,572
1,053	First Bancshares, Inc. (The)	32,517
3,647	First Busey Corp.	78,593
940	First Business Financial Services, Inc.	17,305
335	First Citizens BancShares, Inc., Class A	192,380
7,111	First Commonwealth Financial Corp.	77,794
2,206	First Community Bankshares	47,605
7,453	First Financial Bancorp	130,651
8,660	First Financial Bankshares, Inc.	313,275
1,112	First Financial Corp.	43,201
1,717	First Financial Northwest, Inc.	19,574
3,058	First Foundation, Inc.	61,160
9,186	First Hawaiian, Inc.	216,606
2,525	First Horizon Corp.	32,219
402	First Internet BanCorp	11,553
3,323	First Interstate BancSystem, Class A	135,479
4,019	First Merchants Corp.	150,351
720	First Mid Bancshares, Inc.	24,235
8,868	First Midwest Bancorp, Inc.	141,179
2,907	First of Long Island Corp. (The)	51,890
28	First Savings Financial Group	1,820
234	First United Corp.	3,627
908	First US Bancshares, Inc.	8,009
2,675	Flushing Financial Corp.	44,512
11,396	Fulton Financial Corp.	144,957
2,237	German American Bancorp, Inc.	74,022

Shares		Value
Common Stocks, continued
Banks, continued
5,861	Glacier Bancorp, Inc.	$269,665
1,038	Great Southern Bancorp, Inc.	50,758
3,789	Great Western Bancorp, Inc.	79,190
400	Guaranty Bancshares, Inc.	11,980
5,990	Hancock Whitney Corp.	203,780
4,153	Hanmi Financial Corp.	47,095
3,865	HarborOne BanCorp, Inc.	41,974
42	Hawthorn Bancshares, Inc.	920
2,494	Heartland Financial USA, Inc.	100,683
2,978	Heritage Financial Corp.	69,655
4,406	Hertiage Commerce Corp.	39,081
10,761	Hilltop Holdings, Inc.	296,035
11,946	Home Bancshares, Inc.	232,708
2,418	Hometrust Bancshares, Inc.	46,692
9,043	Hope BanCorp, Inc.	98,659
3,456	Horizon Bancorp	54,812
2,544	Independent Bank Corp.	185,814
3,214	Independent Bank Group, Inc.	200,939
4,638	International Bancshares Corp.	173,647
18,070	Investors Bancorp, Inc.	190,819
3,767	Lakeland Bancorp, Inc.	47,841
2,781	Lakeland Financial Corp.	149,006
905	Landmark Bancorp, Inc.	20,679
1,512	LCNB Corp.	22,211
1,000	Limestone Bancorp, Inc.*	12,560
2,612	Live Oak Bancshares, Inc.	123,966
5,225	Macatawa Bank Corp.	43,733
1,048	Mackinac Financial Corp.	13,372
2,059	Mercantile Bank Corp.	55,943
2,051	Midland States BanCorp, Inc.	36,651
1,441	MidWestone Financial Group, Inc.	35,305
2,052	National Bank Holdings Corp.	67,224
1,069	National Bankshares, Inc.	33,470
3,226	NBT Bancorp, Inc.	103,555
744	Nicolet Bankshares, Inc.*	49,364
1,136	Northeast Bank	25,583
657	Northrim Bancorp, Inc.	22,305
609	Norwood Financial Corp.	15,938
4,316	OFG Bancorp	80,019
183	Ohio Valley Banc Corp.	4,319
11,997	Old National Bancorp	198,670
1,004	Old Point Financial Corp.	19,036
3,314	Old Second Bancorp, Inc.	33,471
1,182	Origin Bancorp, Inc.	32,824
1,765	Orrstown Financial Services, Inc.	29,211
1,718	Pacific Mercantile Bancorp*	8,831
6,537	Pacific Premier Bancorp, Inc.	204,804
7,685	PacWest Bancorp	195,199
1,059	Park National Corp.	111,206
1,636	Parke Bancorp, Inc.	25,522
2,284	Peapack-Gladstone Financial Corp.	51,984
1,452	Penns Woods Bancorp, Inc.	37,767
434	Peoples Bancorp of NC	9,991
1,794	Peoples Bancorp, Inc.	48,599
8,100	People’s United Financial, Inc.	104,733
5,765	Pinnacle Financial Partners, Inc.	371,265
2,348	Popular, Inc.	132,239

See accompanying notes to the financial statements.

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
1,500	Preferred Bank Los Angeles	$75,705
1,193	Premier Financial Bancorp, Inc.	15,855
474	Prosperity Bancshares, Inc.	32,877
1,118	QCR Holdings, Inc.	44,262
351	Rbb BanCorp	5,398
4,074	Renasant Corp.	137,212
1,482	Republic Bancorp, Inc., Class A	53,456
6,466	Republic First Bancorp, Inc.*	18,428
2,862	S & T Bancorp, Inc.	71,092
320	Salisbury Bancorp, Inc.	11,926
3,392	Sandy Spring Bancorp, Inc.	109,188
552	SB Financial Group, Inc.	10,091
3,980	Seacoast Banking Corp of Florida*	117,211
1,252	Select Bancorp, Inc.*	11,856
3,948	ServisFirst Bancshares, Inc.	159,065
2,325	Shore Bancshares, Inc.	33,945
2,333	Sierra Bancorp	55,805
7,934	Simmons First National Corp., Class A	171,295
4,321	South State Corp.	312,407
562	Southern First Bancshares, Inc.*	19,867
2,309	Southern National Bancorp	27,962
2,694	Southside Bancshares, Inc.	83,595
1,629	Spirit of Texas Bancshares, Inc.	27,367
13,673	Sterling Bancorp	245,841
2,457	Stock Yards Bancorp, Inc.	99,459
682	Summit Financial Group, Inc.	15,059
1,203	Summit State Bank	15,940
9,356	Synovus Financial Corp.	302,853
8,055	TCF Financial Corp.	298,196
2,882	Texas Capital Bancshares, Inc.*	171,479
1,140	Tompkins Financial Corp.	80,484
5,191	TowneBank	121,885
2,468	TriCo Bancshares	87,071
3,463	Tristate Capital Holdings, Inc.*	60,256
1,894	Triumph BanCorp, Inc.*	91,954
4,644	Trustmark Corp.	126,828
3,534	UMB Financial Corp.	243,811
15,566	Umpqua Holdings Corp.	235,669
249	Union Bankshares, Inc.	6,402
450	United Bancshares, Inc./Ohio	11,007
8,118	United Bankshares, Inc.	263,023
5,829	United Community Banks, Inc.	165,777
916	United Security Bancshares	6,458
42	Unity Bancorp, Inc.	737
1,651	Univest Financial Corp.	33,978
31,471	Valley National Bancorp	306,841
1,563	Veritex Holdings, Inc.	40,107
1,761	Washington Trust Bancorp	78,893
5,822	Webster Financial Corp.	245,397
4,985	WesBanco, Inc.	149,351
2,380	West Bancorp	45,934
2,584	Westamerica Bancorp	142,869
3,147	Western Alliance Bancorp	188,663
3,888	Wintrust Financial Corp.	237,518

		19,147,145

Beverages (0.2%):
557	Coca-Cola Consolidated, Inc.	148,313

Shares		Value
Common Stocks, continued
Beverages, continued
1,340	MGP Ingredients, Inc.	$63,060
634	National Beverage Corp.	53,827
985	Willamette Valley Vineyards, Inc.*	6,274

		271,474

Biotechnology (2.6%):
2,838	Abeona Therapeutics, Inc.*	4,456
1,733	AC Immune SA*	8,960
3,308	Adverum Biotechnologies, Inc.*	35,859
1,500	Aeglea BioTherapeutics, Inc.*	11,805
1,728	Agios Pharmaceuticals, Inc.*	74,874
7,746	Akebia Therapeutics, Inc.*	21,689
973	Albireo Pharma, Inc.*	36,497
3,562	Alkermes plc*	71,062
1,449	AnaptysBio, Inc.*	31,154
1,103	Applied Genetic Technologies Corp.*	4,511
405	Arcus Biosciences, Inc.*	10,514
6,613	Ardelyx, Inc.*	42,786
1,538	Arena Pharmaceuticals, Inc.*	118,165
2,982	Atara Biotherapeutics, Inc.*	58,537
2,342	Atreca, Inc., Class A*	37,823
926	Bluebird Bio, Inc.*	40,068
4,360	Calithera Biosciences, Inc.*	21,408
1,034	Caredx, Inc.*	74,913
1,053	Catalyst Biosciences, Inc.*	6,644
5,557	Catalyst Pharmaceuticals, Inc.*	18,560
236	ChemoCentryx, Inc.*	14,613
10,291	Chimerix, Inc.*	49,706
865	Chinook Therapeutics, Inc.*	13,719
3,561	Concert Pharmaceuticals, Inc.*	45,011
200	Crinetics Pharmaceuticals, Inc.*	2,822
236	CRISPR Therapeutics AG*	36,134
992	Cytomx Therapeutics, Inc.*	6,498
364	Deciphera Pharmaceuticals, Inc.*	20,773
2,112	Denali Therapeutics, Inc.*	176,901
1,115	Eagle Pharmaceuticals, Inc.*	51,926
1,186	Editas Medicine, Inc.*	83,150
3,763	Emergent BioSolutions, Inc.*	337,166
1,500	Enanta Pharmaceuticals, Inc.*	63,150
407	Fate Therapeutics, Inc.*	37,009
1,575	Fibrogen, Inc.*	58,417
2,224	Five Prime Therapeutics, Inc.*	37,830
2,188	G1 Therapeutics, Inc.*^	39,362
1,199	Global Blood Therapeutics, Inc.*	51,929
1,738	Glycomimetics Industries*	6,535
1,300	Gritstone Oncology, Inc.*	5,122
1,812	Halozyme Therapeutics, Inc.*	77,391
1,570	Harpoon Therapeutics, Inc.*	26,078
2,205	Heron Therapeutics, Inc.*^	46,669
774	Ideaya Biosciences, Inc.*	10,836
592	ImmuCell Corp.*	3,522
2,155	Intellia Therapeutics, Inc.*	117,232
9,256	Ironwood Pharmaceuticals, Inc.*	105,426
4,709	IVERIC Bio, Inc.*^	32,539
3,800	Jounce Therapeutics, Inc.*	26,600
856	KalVista Pharmaceuticals, Inc.*	16,255
2,769	Kindred Biosciences, Inc.*	11,934
514	Kiniksa Pharmaceuticals, Ltd., Class A*	9,082

See accompanying notes to the financial statements.

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,093	Kura Oncology, Inc.*	$68,357
1,114	Ligand Pharmaceuticals, Inc., Class B*^	110,787
3,749	Macrogenics, Inc.*	85,702
424	Madrigal Pharmaceuticals, Inc.*^	47,136
2,522	Magenta Therapeutics, Inc.*	19,772
900	MediciNova, Inc.*^	4,734
1,249	MeiraGTx Holdings plc*	18,910
1,038	Mersana Therapeutics, Inc.*	27,621
1,300	Minerva Neurosciences, Inc.*	3,042
5,691	Myriad Genetics, Inc.*	112,540
687	ObsEva SA*	1,429
26,516	OPKO Health, Inc.*^	104,738
14,857	PDL BioPharma, Inc.^	36,697
704	Prevail Therapeutics, Inc.*	16,241
1,800	Protagonist Therapeutics, Inc.*	36,288
3,479	Prothena Corp. plc*	41,783
380	PTC Therapeutics, Inc.*	23,191
1,300	Recro Pharma, Inc.*	3,705
1,548	REGENXBIO, Inc.*	70,217
1,106	Rhythm Pharmaceuticals, Inc.*	32,881
1,925	Rigel Pharmaceuticals, Inc.*	6,738
1,323	Rocket Pharmaceuticals, Inc.*	72,553
1,105	Sage Therapeutics, Inc.*	95,594
4,356	Sangamo Therapeutics, Inc.*	67,975
9,500	Spectrum Pharmaceuticals, Inc.*	32,395
924	Spero Therapeutics, Inc.*	17,916
1,000	Syndax Pharmaceuticals, Inc.*	22,240
905	Syros Pharmaceuticals, Inc.*	9,819
1,292	TCR2 Therapeutics, Inc.*	39,962
3,247	Travere Therapeutics, Inc.*	88,497
100	Turning Point Therapeutics, Inc.*	12,185
1,287	Ultragenyx Pharmaceutical, Inc.*	178,159
1,732	United Therapeutics Corp.*	262,900
3,525	Vanda Pharmaceuticals, Inc.*	46,319
2,093	Vericel Corp.*	64,632
4,488	Viking Therapeutics, Inc.*^	25,267
1,685	Voyager Therapeutics, Inc.*	12,048
3,544	Xencor, Inc.*	154,625

		4,427,217

Building Products (1.8%):
5,242	AAON, Inc.	349,274
3,017	Advanced Drainage Systems, Inc.	252,161
1,833	American Woodmark Corp.*	172,027
2,881	Apogee Enterprises, Inc.	91,270
3,226	Armstrong Flooring, Inc.*	12,323
2,909	Armstrong World Industries, Inc.	216,401
10,266	Builders FirstSource, Inc.*	418,955
3,446	Cornerstone Building Brands, Inc.*	31,979
815	Csw Industrials, Inc.	91,207
1,452	Gibraltar Industries, Inc.*	104,457
945	Griffon Corp.	19,259
1,762	Insteel Industries, Inc.	39,240
4,030	Jeld-Wen Holding, Inc.*	102,201
925	Masonite International Corp.*	90,965
2,605	Patrick Industries, Inc.	178,052
6,027	PGT Innovations, Inc.*	122,589
3,536	Quanex Building Products Corp.	78,393

Shares		Value
Common Stocks, continued
Building Products, continued
3,705	Resideo Technologies, Inc.*	$78,768
3,497	Simpson Manufacturing Co., Inc.	326,795
384	Trex Co., Inc.*	32,148
2,113	UFP Industries, Inc.	117,377

		2,925,841

Capital Markets (2.7%):
2,912	Affiliated Managers Group, Inc.	296,150
4,154	Artisan Partners Asset Management, Inc., Class A	209,112
866	Assetmark Financial Holdings, Inc.*	20,957
20,760	BGC Partners, Inc., Class A	83,040
1,300	Blucora, Inc.*	20,683
5,851	Brightsphere Investment Group, Inc.	112,807
3,225	Cohen & Steers, Inc.	239,618
339	Diamond Hill Investment Group	50,603
2,638	Donnelley Financial Solutions, Inc.*	44,767
6,265	Eaton Vance Corp.	425,580
7,007	Federated Hermes, Inc., Class B	202,432
1,776	GAMCO Investors, Inc., Class A	31,506
2,595	Greenhill & Co., Inc.	31,503
1,753	Hamilton Lane, Inc.	136,822
211	Hennessy Advisors, Inc.	1,800
2,974	Houlihan Lokey, Inc.	199,942
279	Interactive Brokers Group, Inc., Class A	16,997
14,214	Janus Henderson Group plc	462,097
6,851	Lazard, Ltd., Class A	289,797
2,775	Manning & Napier, Inc.	17,399
4,442	Moelis & Co., Class A	207,708
1,741	Oppenheimer Holdings, Class A	54,720
771	Piper Jaffray Cos., Inc.	77,794
1,718	PJT Partners, Inc.	129,280
2,624	Pzena Investment Management, Inc.	19,155
3,824	Safeguard Scientifics, Inc.*	24,397
1,619	Silvercrest Asset Management Group, Inc., Class A	22,488
8,025	Stifel Financial Corp.	404,942
2,101	StoneX Group, Inc.*	121,648
207	Value Line, Inc.	6,825
7,929	Virtu Financial, Inc., Class A	199,573
693	Virtus Investment Partners, Inc.	150,381
778	Waddell & Reed Financial, Inc., Class A	19,816
1,478	Westwood Holdings, Inc.	21,431
14,884	WisdomTree Investments, Inc.	79,629

		4,433,399

Chemicals (3.1%):
1,064	Advanced Emmissions Solutions	5,852
3,852	AdvanSix, Inc.*	77,001
1,429	Agrofresh Solutions, Inc.*	3,244
3,405	American Vanguard Corp.	52,846
2,163	Ashland Global Holdings, Inc.	171,310
3,797	Avient Corp.	152,943
1,012	Axalta Coating Systems, Ltd.*	28,893
2,404	Balchem Corp.	276,990
4,362	Cabot Corp.	195,767
1,025	Chase Corp.	103,535
9,570	Chemours Co. (The)	237,240
1,403	Core Molding Technologies, Inc.*	19,754
15,410	Element Solutions, Inc.	273,220

See accompanying notes to the financial statements.

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Chemicals, continued
4,923	Ferro Corp.*	$72,023
2,318	Flotek Industries, Inc.*	4,891
4,677	Futurefuel Corp.	59,398
4,477	GCP Applied Technologies, Inc.*	105,881
5,221	H.B. Fuller Co.	270,865
1,335	Hawkins, Inc.	69,834
11,239	Huntsman Corp.	282,549
2,407	Ingevity Corp.*	182,282
2,580	Innospec, Inc.	234,083
1,447	Intrepid Potash, Inc.*	34,945
1,147	Koppers Holdings, Inc.*	35,741
3,713	Kraton Corp.*	103,184
6,883	Kronos Worldwide, Inc.	102,626
10,519	Livent Corp.*	198,178
4,373	LSB Industries, Inc.*	14,824
3,301	Minerals Technologies, Inc.	205,058
155	NewMarket Corp.	61,735
1,786	Northern Technologies International Corp.	18,860
6,319	Olin Corp.	155,195
8,061	PQ Group Holdings, Inc.	114,950
42	Quaker Chemical Corp.	10,642
5,893	Rayonier Advanced Materials, Inc.*	38,422
2,468	Sensient Technologies Corp.	182,064
2,235	Stepan Co.	266,680
3,421	Trecora Resources*	23,913
2,589	Tredegar Corp.	43,236
2,135	Trinseo SA	109,333
10,917	Tronox Holdings plc, Class A	159,607
10,565	Valvoline, Inc.	244,474
8,372	Venator Materials plc*	27,711
4,062	W.R. Grace & Co.	222,679

		5,254,458

Commercial Services & Supplies (2.5%):
6,854	ABM Industries, Inc.	259,355
11,413	ACCO Brands Corp.	96,440
675	Acme United Corp.	20,338
1,580	AMREP Corp.*	13,493
4,950	Brady Corp., Class A	261,459
3,882	BrightView Holdings, Inc.*	58,696
4,155	Brink’s Co. (The)	299,161
3,420	Casella Waste Systems, Inc.*	211,869
5,965	CECO Environmental Corp.*	41,516
2,382	Cimpress plc*	208,996
436	Civeo Corp.*	6,060
2,332	Clean Harbors, Inc.*	177,465
325	CompX International, Inc.	4,625
10,200	Covanta Holding Corp.	133,926
1,356	Deluxe Corp.	39,595
2,494	Ennis, Inc.	44,518
4,151	Healthcare Services Group, Inc.	116,643
5,963	Herman Miller, Inc.	201,549
4,577	HNI Corp.	157,723
6,334	Interface, Inc.	66,507
3,764	KAR Auction Services, Inc.	70,048
4,982	Kimball International, Inc., Class B	59,535
6,368	Knoll, Inc.	93,482
2,508	Matthews International Corp., Class A	73,735

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,466	McGrath Rentcorp	$165,469
1,343	MSA Safety, Inc.	200,631
2,566	NL Industries, Inc.	12,265
2,198	Perma-Fix Environmental Services, Inc.*	13,122
3,566	PICO Holdings, Inc.*	33,342
12,465	Pitney Bowes, Inc.	76,784
5,379	Quad Graphics, Inc.	20,548
8,004	RR Donnelley & Sons Co.	18,089
1,749	SP Plus Corp.*	50,424
9,998	Steelcase, Inc., Class A	135,473
4,115	Team, Inc.*	44,854
2,565	Tetra Tech, Inc.	296,976
1,289	UniFirst Corp.	272,868
3,000	US Ecology, Inc.	108,990
981	Viad Corp.	35,483
3,364	Virco Manufacturing Co.*	8,511
1,477	Vse Corp.	56,850

		4,267,413

Communications Equipment (1.0%):
620	Acacia Communications, Inc.*	45,235
4,981	ADTRAN, Inc.	73,569
1,444	Applied Optoelectronics, Inc.*^	12,288
900	BK Technologies Corp.	2,727
4,095	CalAmp Corp.*	40,622
7,919	Calix, Inc.*	235,670
3,508	Casa Systems, Inc.*	21,644
980	Clearfield, Inc.*	24,226
3,616	ClearOne, Inc.*	8,208
1,300	CommScope Holding Co., Inc.*	17,420
316	Communications Systems, Inc.	1,444
1,983	Comtech Telecommunications Corp.	41,028
2,559	Digi International, Inc.*	48,365
3,591	EchoStar Corp., Class A*	76,093
6,028	EMCORE Corp.*	32,853
7,327	Harmonic, Inc.*	54,147
9,258	Infinera Corp.*	97,024
2,422	InterDigital, Inc.	146,967
3,225	KVH Industries, Inc.*	36,604
2,336	NETGEAR, Inc.*	94,912
5,391	NetScout Systems, Inc.*	147,821
2,391	Network-1 Technologies, Inc.	8,823
131	Optical Cable Corp.*	351
7,260	Ribbon Communications, Inc.*	47,626
3,617	ViaSat, Inc.*	118,095
14,754	Viavi Solutions, Inc.*	220,941

		1,654,703

Construction & Engineering (1.5%):
1,224	Aegion Corp.*	23,244
3,026	Ameresco, Inc., Class A*	158,078
6,187	API Group Corp.*(a)	112,294
3,991	Arcosa, Inc.	219,226
952	Argan, Inc.	42,354
3,765	Comfort Systems USA, Inc.	198,265
500	Construction Partners, Inc., Class A*	14,555
3,207	Dycom Industries, Inc.*	242,193
1,499	EMCOR Group, Inc.	137,099

See accompanying notes to the financial statements.

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
4,300	Granite Construction, Inc.	$114,853
4,498	Great Lakes Dredge & Dock Co.*	59,239
1,979	IES Holdings, Inc.*	91,113
2,864	MasTec, Inc.*	195,268
2,091	MYR Group, Inc.*	125,669
1,479	Northwest Pipe Co.*	41,856
1,180	NV5 Global, Inc.*	92,960
5,203	Orion Group Holdings, Inc.*	25,807
1,563	Primoris Services Corp.	43,154
3,151	Sterling Construction Co., Inc.*	58,640
2,090	Tutor Perini Corp.*	27,066
1,408	Valmont Industries, Inc.	246,301
12,848	WillScot Mobile Mini Holdings Corp.*	297,687

		2,566,921

Construction Materials (0.2%):
1,180	Eagle Materials, Inc., Class A	119,593
1,261	Forterra, Inc.*	21,683
5,455	Summit Materials, Inc., Class A*	109,536
2,142	U.S. Concrete, Inc.*	85,616
720	U.S. Lime & Minerals, Inc.	82,080

		418,508

Consumer Finance (1.4%):
2,191	Atlanticus Holdings Corp.*	53,964
5,088	Consumer Portfolio Services, Inc.*	21,573
3,041	Curo Group Holdings Corp.	43,578
3,121	Encore Capital Group, Inc.*	121,563
4,764	Enova International, Inc.*	118,004
5,775	EZCORP, Inc., Class A*	27,662
4,341	Firstcash, Inc.	304,044
3,912	Green Dot Corp., Class A*	218,290
5,920	LendingClub Corp.*	62,515
14,462	Navient Corp.	142,017
2,147	Nelnet, Inc., Class A	152,952
1,556	Nicholas Financial, Inc.*	13,039
3,635	OneMain Holdings, Inc.	175,062
3,211	PRA Group, Inc.*	127,348
5,461	PROG Holdings, Inc.	294,184
1,376	Regional Mgmt Corp.	41,087
28,332	SLM Corp.	351,034
638	World Acceptance Corp.*^	65,216

		2,333,132

Containers & Packaging (0.6%):
16,926	Graphic Packaging Holding Co.	286,727
2,611	Greif, Inc., Class A	122,404
1,290	Greif, Inc., Class B	62,410
5,009	Myers Industries, Inc.	104,087
7,172	O-I Glass, Inc.	85,347
760	Sealed Air Corp.	34,800
4,885	Silgan Holdings, Inc.	181,136
1,094	UFP Technologies, Inc.*	50,980

		927,891

Distributors (0.1%):
12	AMCON Distributing Co.	1,427
4,391	Core Markt Holdngs Co., Inc.	128,964
1,626	Educational Development Corp.	24,975

Shares		Value
Common Stocks, continued
Distributors, continued
978	Funko, Inc., Class A*	$10,152
1,655	Weyco Group, Inc.	26,215

		191,733

Diversified Consumer Services (1.0%):
4,170	Adtalem Global Education, Inc.*	141,572
1,366	American Public Education, Inc.*	41,636
2,338	Carriage Services, Inc.	73,226
1,248	Collectors Universe, Inc.	94,099
5,269	Frontdoor, Inc.*	264,555
318	Graham Holdings Co., Class B	169,615
2,885	Grand Canyon Education, Inc.*	268,621
10,050	H&R Block, Inc.	159,393
11,941	Houghton Mifflin Harcourt Co.*	39,764
2,311	Laureate Education, Inc.*	33,648
2,747	OneSpaWorld Holdings, Ltd.	27,855
7,486	Perdoceo Education Corp.*	94,548
2,561	Regis Corp.*	23,536
1,432	Strategic Education, Inc.	136,513
3,468	Stride, Inc.*	73,626
5,156	Universal Technical Institute, Inc.*	33,308
2,647	WW International, Inc.*	64,587
3,362	Zovio, Inc.*	15,936

		1,756,038

Diversified Financial Services (0.2%):
500	Alerus Financial Corp.	13,685
646	A-Mark Precious Metals, Inc.	16,570
3,167	Cannae Holdings, Inc.*	140,203
8,851	Jefferies Financial Group, Inc.	217,735
1,617	Marlin Business Services, Inc.	19,792

		407,985

Diversified Telecommunication Services (0.6%):
1,146	Anterix, Inc.*	43,090
1,599	ATN International, Inc.	66,774
8,538	Cincinnati Bell, Inc.*	130,461
3,489	Cogent Communications Holdings, Inc.	208,886
5,491	Consolidated Communications Holdings, Inc.*	26,851
3,588	IDT Corp.*	44,348
9,414	Iridium Communications, Inc.*	370,205
8,713	Orbcomm, Inc.*	64,650
5,538	Vonage Holdings Corp.*	71,302

		1,026,567

Electric Utilities (0.7%):
1,005	ALLETE, Inc.	62,250
3,043	Genie Energy, Ltd., Class B	21,940
5,125	Hawaiian Electric Industries, Inc.	181,374
817	IDACORP, Inc.	78,457
3,074	MGE Energy, Inc.	215,272
3,394	Otter Tail Corp.	144,618
6,951	PNM Resources, Inc.	337,331
2,371	Portland General Electric Co.	101,408
2,565	Spark Energy, Inc.	24,547

		1,167,197

Electrical Equipment (1.0%):
1,042	Acuity Brands, Inc.	126,176
1,259	Allied Motion Technologies, Inc.	64,335

See accompanying notes to the financial statements.

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
3,364	American Superconductor Corp.*	$78,785
634	Atkore International Group, Inc.*	26,064
2,452	AZZ, Inc.	116,323
1,427	Encore Wire Corp.	86,433
4,405	EnerSys	365,879
411	Espey Manufacturing & Electronics Corp.	7,774
13,581	GrafTech International, Ltd.	144,773
4,534	LSI Industries, Inc.	38,811
5,549	nVent Electric plc	129,236
569	Powell Industries, Inc.	16,780
690	Preformed Line Products Co.	47,224
1,663	Regal-Beloit Corp.	204,233
75	Servotronics, Inc.*	637
2,714	Thermon Group Holdings, Inc.*	42,420
3,104	Ultralife Corp.*	20,083
1,134	Vicor Corp.*	104,577

		1,620,543

Electronic Equipment, Instruments & Components (2.8%):
6,544	Arlo Technologies, Inc.*	50,978
307	Arrow Electronics, Inc.*	29,871
4,301	Avnet, Inc.	151,008
2,763	Badger Meter, Inc.	259,888
254	Bel Fuse, Inc., Class A	3,391
1,595	Bel Fuse, Inc., Class B	23,973
3,057	Belden, Inc.	128,088
896	Benchmark Electronics, Inc.	24,201
543	Coherent, Inc.*	81,461
1,611	CTS Corp.	55,306
6,442	Daktronics, Inc.	30,149
1,365	Data I/O Corp.*	5,624
331	ePlus, Inc.*	29,111
2,934	Fabrinet*	227,648
1,505	FARO Technologies, Inc.*	106,298
5,586	Fitbit, Inc., Class A*	37,985
3,361	FLIR Systems, Inc.	147,313
640	Frequency Electronics, Inc.*	6,918
646	IEC Electronics Corp.*	8,753
2,502	Insight Enterprises, Inc.*	190,377
2,532	Itron, Inc.*	242,819
2,581	Jabil, Inc.	109,770
2,556	Kimball Electronics, Inc.*	40,870
6,754	Knowles Corp.*	124,476
544	Littlelfuse, Inc.	138,535
1,600	Luna Innovations, Inc.*	15,808
4,193	Methode Electronics, Inc., Class A	160,508
2,201	MTS Systems Corp.	128,010
2,108	Napco Security Technologies, Inc.*	55,272
2,114	National Instruments Corp.	92,889
2,918	Novanta, Inc.*	344,966
1,904	OSI Systems, Inc.*	177,491
1,564	PAR Technology Corp.*^	98,204
1,667	PC Connection, Inc.	78,832
2,944	Plexus Corp.*	230,250
1,262	Rogers Corp.*	195,976
6,698	Sanmina Corp.*	213,599
1,880	ScanSource, Inc.*	49,594
1,582	SYNNEX Corp.	128,838

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
7,788	TTM Technologies, Inc.*	$107,435
9,022	Vishay Intertechnology, Inc.	186,846
999	Vishay Precision Group, Inc.*	31,449
989	Wayside Technology Group, Inc.	18,890
3,952	Wireless Telecom Group, Inc.*	6,995

		4,576,663

Energy Equipment & Services (1.0%):
7,188	Archrock, Inc.	62,248
3,231	Aspen Aerogels, Inc.*	53,925
1,279	Bristow Group, Inc.*	33,663
2,978	Cactus, Inc., Class A	77,636
3,788	ChampionX Corp.*	57,956
2,103	Core Laboratories NV	55,750
1,457	Dawson Geophysical Co.*	3,089
2,539	Dril-Quip, Inc.*	75,205
4,307	Exterran Corp.*	19,037
16,167	Frank’s International NV*	44,298
1,260	Geospace Technologies Corp.*	10,786
2,641	Gulf Island Fabrication, Inc.*	8,081
7,520	Helix Energy Solutions Group, Inc.*	31,584
5,207	Helmerich & Payne, Inc.	120,594
531	KLX Energy Services Holdings, Inc.*	3,430
557	Liberty Oilfield Services, Inc., Class A	5,743
595	Mammoth Energy Services, Inc.*	2,648
3,068	Matrix Service Co.*	33,809
494	Nabors Industries, Ltd.*^	28,766
2,316	Natural Gas Services Group*	21,956
11,883	Newpark Resources, Inc.*	22,815
6,877	NexTier Oilfield Solutions, Inc.*	23,657
11,665	NOV, Inc.	160,161
6,841	Oceaneering International, Inc.*	54,386
3,039	Oil States International, Inc.*	15,256
9,819	Patterson-UTI Energy, Inc.	51,648
7,231	Propetro Holding Corp.*	53,437
8,632	RPC, Inc.*	27,191
1,503	SEACOR Holdings, Inc.*	62,299
1,598	SEACOR Marine Holdings, Inc.*	4,331
4,229	Select Energy Services, Inc.*	17,339
1,537	Solaris Oilfield Infrastructure, Inc.	12,511
9,221	TechnipFMC plc	86,677
5,480	TETRA Technologies, Inc.*	4,721
1,075	Tidewater, Inc.*	9,288
20,620	Transocean, Ltd.*	47,632
5,730	U.S. Silica Holdings, Inc.*	40,225

		1,443,778

Entertainment (0.3%):
2,527	Ballantyne Strong, Inc.*	5,088
4,904	Cinemark Holdings, Inc.^	85,378
2,242	Eros STX Global Corp.*	4,080
4,000	Glu Mobile, Inc.*	36,040
2,533	Imax Corp.*	45,645
783	Liberty Braves Group, Class A*	19,473
2,677	Liberty Braves Group, Class C*	66,604
7,207	Lions Gate Entertainment Corp., Class A*	81,943
7,603	Lions Gate Entertainment Corp., Class B*	78,919
870	Marcus Corp.	11,728

See accompanying notes to the financial statements.

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Entertainment, continued
2,715	Reading International, Inc., Class A*	$13,629
951	World Wrestling Entertainment, Inc., Class A	45,696

		494,223

Equity Real Estate Investment Trusts (0.1%):
3,291	Brookfield Renewable Corp., Class A	191,767

Food & Staples Retailing (0.9%):
7,678	BJ’s Wholesale Club Holdings, Inc.*	286,236
1,225	Grocery Outlet Holding Corp.*	48,081
1,910	Ingles Markets, Inc., Class A	81,481
3,514	Natural Grocers by Vitamin Cottage, Inc.	48,282
3,195	Performance Food Group Co.*	152,114
2,982	PriceSmart, Inc.	271,630
305	Rite Aid Corp.*^	4,828
2,176	SpartanNash Co.	37,884
6,074	Sprouts Farmers Market, Inc.*	122,087
2,872	The Andersons, Inc.	70,393
2,406	The Chefs’ Warehouse, Inc.*	61,810
3,444	United Natural Foods, Inc.*	55,001
1,899	US Foods Holding Corp.*	63,256
1,832	Village Super Market, Inc., Class A	40,414
2,676	Weis Markets, Inc.	127,940

		1,471,437

Food Products (1.8%):
444	Alico, Inc.	13,773
6,157	B&G Foods, Inc.^	170,734
1,945	Calavo Growers, Inc.	135,041
2,704	Cal-Maine Foods, Inc.*	101,508
1,318	Coffee Holding Co., Inc.*	5,061
12,764	Darling Ingredients, Inc.*	736,227
2,411	Farmer Brothers Co.*	11,259
5,876	Flowers Foods, Inc.	132,974
2,300	Fresh Del Monte Produce, Inc.	55,361
744	Freshpet, Inc.*	105,641
2,152	Hain Celestial Group, Inc. (The)*	86,403
6,361	Hostess Brands, Inc.*	93,125
1,810	J & J Snack Foods Corp.	281,219
760	John B Sanfilippo And Son, Inc.	59,934
1,792	Lancaster Colony Corp.	329,243
2,754	Landec Corp.*	29,881
2,175	Limoneira Co.	36,214
1,220	Rocky Mountain Chocolate Factory, Inc.	4,941
1,074	Sanderson Farms, Inc.	141,983
46	Seaboard Corp.	139,426
927	Seneca Foods Corp., Class A*	36,987
12	Seneca Foods Corp., Class B*	475
6,525	Simply Good Foods Co. (The)*	204,624
2,165	Tootsie Roll Industries, Inc.^	64,301
1,779	TreeHouse Foods, Inc.*	75,590

		3,051,925

Gas Utilities (0.7%):
1,304	Chesapeake Utilities Corp.	141,106
1,610	National Fuel Gas Co.	66,219
5,705	New Jersey Resources Corp.	202,813
2,176	Northwest Natural Holding Co.	100,074
2,605	ONE Gas, Inc.	199,986
873	RGC Resources, Inc.	20,760

Shares		Value
Common Stocks, continued
Gas Utilities, continued
6,748	South Jersey Industries, Inc.	$145,419
2,172	Southwest Gas Holdings, Inc.	131,949
3,801	Spire, Inc.	243,416

		1,251,742

Health Care Equipment & Supplies (2.1%):
6,691	Accuray, Inc.*	27,901
5,021	AngioDynamics, Inc.*	76,972
1,309	Anika Therapeutics, Inc.*	59,245
1,831	AtriCure, Inc.*	101,932
192	Atrion Corp.	123,310
2,734	Avanos Medical, Inc.*	125,436
2,841	Axogen, Inc.*	50,854
2,578	Cantel Medical Corp.	203,300
572	Cardiovascular Systems, Inc.*	25,031
1,604	CONMED Corp.	179,647
2,635	CryoLife, Inc.*	62,212
1,118	Elctromed, Inc.*	10,968
4,664	Envista Holdings Corp.*	157,317
427	Fonar Corp.*	7,413
987	Haemonetics Corp.*	117,206
608	Heska Corp.*	88,555
475	ICU Medical, Inc.*	101,883
1,629	Inogen, Inc.*	72,784
1,858	Integer Holdings Corp.*	150,851
2,755	Integra LifeSciences Holdings Corp.*	178,855
199	IntriCon Corp.*	3,602
4,509	Invacare Corp.	40,356
850	iRadimed Corp.*	19,380
2,006	IRIDEX Corp.*	5,035
249	Kewaunee Scientific CP*	3,140
4,878	Lantheus Holdings, Inc.*	65,804
2,690	LeMaitre Vascular, Inc.	108,945
1,127	LENSAR, Inc.*	8,171
2,778	LivaNova plc*	183,931
5,098	Meridian Bioscience, Inc.*	95,282
1,147	Merit Medical Systems, Inc.*	63,670
2,701	Natus Medical, Inc.*	54,128
1,337	Neogen Corp.*	106,024
4,707	NuVasive, Inc.*	265,144
4,178	OraSure Technologies, Inc.*	44,224
1,199	Orthofix Medical, Inc.*	51,533
574	Orthopediatrics Corp.*^	23,678
2,378	Oxford Immunotec Global plc*	41,532
421	Quidel Corp.*	75,633
2,363	SeaSpine Holdings Corp.*	41,234
700	SI-BONE, Inc.*	20,930
1,248	STAAR Surgical Co.*	98,867
10,930	Surgalign Holdings, Inc.*	23,937
950	Surmodics, Inc.*	41,344
923	Tactile Systems Technology, Inc.*	41,480
1,583	TransMedics Group, Inc.*	31,502
554	Utah Medical Products, Inc.	46,702
2,566	Varex Imaging Corp.*	42,801
8,600	ViewRay, Inc.*^	32,852

		3,602,533

See accompanying notes to the financial statements.

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Providers & Services (3.1%):
6,333	Acadia Healthcare Co., Inc.*	$318,296
1,084	Addus HomeCare Corp.*	126,926
1,063	Amedisys, Inc.*	311,810
1,150	American Renal Associates Holdings, Inc.*	13,168
4,143	AMN Healthcare Services, Inc.*	282,760
2,775	BioTelemetry, Inc.*	200,022
12,012	Brookdale Senior Living, Inc.*	53,213
10,972	Community Health Systems, Inc.*	81,522
1,727	CorVel Corp.*	183,062
4,621	Covetrus, Inc.*	132,808
2,958	Cross Country Healthcare, Inc.*	26,237
5,353	Ensign Group, Inc. (The)	390,340
190	Five Star Senior Living, Inc.*	1,311
1,259	Hanger, Inc.*	27,685
1,999	InfuSystems Holdings, Inc.*	37,541
1,543	Joint Corp. (The)*	40,519
1,511	LHC Group, Inc.*	322,326
1,752	Magellan Health, Inc.*	145,136
6,017	MEDNAX, Inc.*	147,657
887	National Healthcare Corp.	58,906
2,297	National Research Corp.	98,197
2,979	Option Care Health, Inc.*	46,592
7,794	Owens & Minor, Inc.	210,828
7,060	Patterson Cos., Inc.	209,188
1,995	Petiq, Inc.*^	76,708
4,815	Premier, Inc., Class A	169,007
1,177	Providence Service Corp.*	163,168
1,080	Psychemedics Corp.	5,497
7,682	R1 RCM, Inc.*	184,522
4,677	RadNet, Inc.*	91,529
12,029	Select Medical Holdings Corp.*	332,721
1,331	Surgery Partners, Inc.*	38,612
7,377	Tenet Healthcare Corp.*	294,564
1,837	The Pennant Group, Inc.*	106,656
2,495	Triple-S Management Corp., Class B*	53,268
1,399	U.S. Physical Therapy, Inc.	168,230

		5,150,532

Health Care Technology (0.7%):
11,077	Allscripts Healthcare Solutions, Inc.*	159,952
3,434	Castlight Health, Inc., Class B*	4,464
1,388	Computer Programs & Systems, Inc.	37,254
4,068	Evolent Health, Inc., Class A*	65,210
2,627	HealthStream, Inc.*	57,374
5,064	HMS Holdings Corp.*	186,102
5,093	Inovalon Holdings, Inc., Class A*	92,540
4,954	NextGen Healthcare, Inc.*	90,361
1,794	Omnicell, Inc.*	215,315
2,026	Simulations Plus, Inc.	145,710
2,241	Vocera Communications, Inc.*	93,069

		1,147,351

Hotels, Restaurants & Leisure (2.7%):
1,724	BBQ Holdings, Inc.*	8,310
3	Biglari Holdings, Inc., Class A*	1,755
168	Biglari Holdings, Inc., Class B*	18,682
2,281	BJ’s Restaurants, Inc.	87,796
7,876	Bloomin’ Brands, Inc.	152,952

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
950	Bluegreen Vacations Holding Corp.*	$12,854
2,784	Brinker International, Inc.	157,491
4,497	Carrols Restaurant Group, Inc.*	28,241
4,417	Cheesecake Factory, Inc. (The)^	163,694
2,165	Choice Hotels International, Inc.	231,070
2,299	Chuy’s Holdings, Inc.*	60,901
1,626	Cracker Barrel Old Country Store, Inc.	214,502
3,275	Dave & Buster’s Entertainment, Inc.^	98,316
2,980	Del Taco Restaurants, Inc.*	26,999
5,460	Denny’s Corp.*	80,153
3,712	Dover Motorsports, Inc.	8,426
2,394	El Pollo Loco Holdings, Inc.*	43,331
9,422	Extended Stay America, Inc.	139,540
2,608	Fiesta Restaurant Group, Inc.*	29,731
378	Flanigan’s Enterprises, Inc.	7,469
4,318	Hilton Grand Vacations, Inc.*	135,369
4,444	International Game Technology plc^	75,281
2,176	Jack in the Box, Inc.	201,933
2,108	Lindblad Expeditions Holdings, Inc.*	36,089
2,561	Marriott Vacations Worldwide Corp.	351,419
597	Nathans Famous, Inc.	32,966
1,669	Noodles & Co.*	13,185
3,186	Papa John’s International, Inc.	270,332
3,630	Playa Hotels & Resorts NV*	21,599
1,540	Playags, Inc.*	11,088
3,185	Potbelly Corp.*	14,014
3,634	Red Lion Hotels Corp.*	12,574
1,368	Red Robin Gourmet Burgers*	26,307
662	Red Rock Resorts, Inc.	16,576
2,239	Ruth’s Hospitality Group, Inc.	39,697
3,369	Scientific Games Corp., Class A*	139,780
3,059	SeaWorld Entertainment, Inc.*	96,634
1,613	Shake Shack, Inc., Class A*	136,750
505	Six Flags Entertainment Corp.	17,221
4,369	Texas Roadhouse, Inc., Class A	341,481
10,098	Wendy’s Co. (The)	221,348
2,153	Wingstop, Inc.	285,380
5,278	Wyndham Destinations, Inc.	236,771
2,364	Wyndham Hotels & Resorts, Inc.	140,516

		4,446,523

Household Durables (2.7%):
608	Bassett Furniture Industries, Inc.	12,209
738	Beazer Homes USA, Inc.*	11,181
647	Cavco Industries, Inc.*	113,516
2,344	Century Communities, Inc.*	102,620
2,958	Ethan Allen Interiors, Inc.	59,781
820	Flexsteel Industries, Inc.	28,675
1,624	Green Brick Partners, Inc.*	37,287
1,634	Helen of Troy, Ltd.*	363,058
670	Hooker Furniture Corp.	21,608
2,732	Installed Building Products, Inc.*	278,473
2,701	iRobot Corp.*^	216,863
7,925	KB Home	265,646
1,138	Koss Corp.*	3,915
4,659	La-Z-Boy, Inc.	185,615
2,589	Leggett & Platt, Inc.	114,693
1,492	LGI Homes, Inc.*	157,928

See accompanying notes to the financial statements.

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Household Durables, continued
2,522	Lifetime Brands, Inc.	$38,334
4,157	M/I Homes, Inc.*	184,114
5,423	MDC Holdings, Inc.	263,558
5,247	Meritage Homes Corp.*	434,556
723	P & F Industries, Inc., Class A	4,374
2,534	Purple Innovation, Inc.*	83,470
3,692	Skyline Champion Corp.*	114,230
4,300	Sonos, Inc.*	100,577
9,383	Taylor Morrison Home Corp., Class A*	240,674
10,900	Tempur Sealy International, Inc.*	294,300
2,542	Toll Brothers, Inc.	110,501
2,041	TopBuild Corp.*	375,707
9,280	TRI Pointe Group, Inc.*	160,080
4,563	Tupperware Brands Corp.*	147,796
600	Turtle Beach Corp.*	12,930
1,460	Universal Electronics, Inc.*	76,592
4,044	Zagg, Inc.*	16,863

		4,631,724

Household Products (0.5%):
1,115	Central Garden & Pet Co.*	43,050
3,036	Central Garden & Pet Co., Class A*	110,298
4,183	Energizer Holdings, Inc.	176,439
1,767	Ocean Bio-Chem, Inc.^	23,607
940	Oil-Dri Corp of America	32,035
1,701	Spectrum Brands Holdings, Inc.	134,345
1,185	WD-40 Co.	314,831

		834,605

Independent Power and Renewable Electricity Producers (0.4%):
10,080	Atlantic Power Corp.*	21,168
4,220	Atlantica Sustainable Infrastructure plc	160,276
2,596	Clearway Energy, Inc., Class C	82,890
3,474	Ormat Technologies, Inc.	313,633
2,332	Sunnova Energy International, Inc.*	105,243

		683,210

Industrial Conglomerates (0.1%):
3,840	Raven Industries, Inc.	127,066

Insurance (3.5%):
2,802	AMBAC Financial Group, Inc.*	43,095
7,081	American Equity Investment Life Holding Co.	195,860
1,583	American National Group , Inc.	152,158
2,310	Amerisafe, Inc.	132,663
2,482	Argo Group International Holdings, Ltd.	108,463
6,296	Assured Guaranty, Ltd.	198,261
2,314	Axis Capital Holdings, Ltd.	116,602
4,835	Brighthouse Financial, Inc.*	175,051
5,374	Citizens, Inc.*	30,793
3,445	Crawford & Co.	24,804
4,636	Crawford & Co., Class A	34,260
2,691	Donegal Group, Inc., Class A	37,862
1,684	eHealth, Inc.*	118,907
2,020	Employers Holdings, Inc.	65,024
1,225	Enstar Group, Ltd.*	250,991
2,039	FBL Financial Group, Inc., Class A	107,068
2,111	FedNat Holding Co.	12,497
1,454	First American Financial Corp.	75,070
10,826	Genworth Financial, Inc., Class A*	40,922

Shares		Value
Common Stocks, continued
Insurance, continued
1,050	Global Indemnity Group LLC, Class A	$30,020
675	Goosehead Insurance, Inc.	84,213
3,055	Greenlight Capital Re, Ltd.*	22,332
1,752	Hallmark Financial Services, Inc.*	6,237
2,024	Hanover Insurance Group, Inc. (The)	236,646
1,170	HCI Group, Inc.	61,191
1,369	Heritage Insurance Holdings, Inc.	13,868
2,964	Horace Mann Educators Corp.	124,607
1,651	Independence Holding Co.	67,691
253	Investors Title Co.	38,709
1,943	James River Group Holdings	95,498
2,661	Kemper Corp.	204,445
1,473	Kingstone Co., Inc.	9,795
1,784	Kinsale Capital Group, Inc.	357,033
12,677	Maiden Holdings, Ltd.*	31,566
4,187	Mercury General Corp.	218,603
7,678	National General Holdings Corp.	262,434
198	National Western Life Group, Inc., Class A	40,875
929	NI Holdings, Inc.*	15,254
6,495	Old Republic International Corp.	128,016
1,353	Primerica, Inc.	181,207
4,148	ProAssurance Corp.	73,793
180	Protective Insurance Corp.	2,711
2,350	RLI Corp.	244,753
1,234	Safety Insurance Group, Inc.	96,129
3,256	Selective Insurance Group, Inc.	218,087
3,755	State Auto Financial Corp.	66,614
2,715	Stewart Information Services Corp.	131,297
204	The National Security Group, Inc.	2,193
6,247	Third Point Reinsurance, Ltd.*	59,471
2,849	Tiptree, Inc., Class A	14,302
587	Trupanion, Inc.*	70,270
2,000	United Fire Group, Inc.	50,200
4,002	United Insurance Holdings Co.	22,891
2,274	Universal Insurance Holdings, Inc.	34,360
12,895	Unum Group	295,812
244	White Mountains Insurance Group, Ltd.	244,161

		5,777,635

Interactive Media & Services (0.4%):
5,278	Cargurus, Inc.*	167,470
3,666	Cars.com, Inc.*	41,426
6,181	DHI Group, Inc.*	13,722
7,846	Liberty TripAdvisor Holdings, Inc., Class A*	34,052
4,193	QuinStreet, Inc.*	89,898
2,073	Travelzoo, Inc.*	19,569
3,270	TripAdvisor, Inc.*	94,111
11,137	TrueCar, Inc.*	46,775
3,909	Yelp, Inc.*	127,707
1,473	Zedge, Inc., Class B*	8,897

		643,627

Internet & Direct Marketing Retail (0.8%):
3,993	1-800 Flowers.com, Inc., Class A*	103,818
576	Groupon, Inc.*	21,885
3,052	Grubhub, Inc.*	226,672
1,300	Lands’ End, Inc.*	28,041
3,938	Leaf Group, Ltd.*	18,312

See accompanying notes to the financial statements.

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
3,018	Liquidity Services, Inc.*	$48,016
1,834	Magnite, Inc.*	56,322
2,381	PetMed Express, Inc.^	76,335
5,840	Quotient Technology, Inc.*	55,013
16,641	Qurate Retail, Inc., Class A	182,552
3,532	Shutterstock, Inc.	253,245
1,086	Stamps.com, Inc.*	213,062

		1,283,273

IT Services (2.8%):
1,437	Alliance Data Systems Corp.	106,482
1,700	Brightcove, Inc.*	31,280
492	CACI International, Inc., Class A*	122,670
4,472	Cardtronics plc*	157,862
1,474	Cass Information Systems, Inc.	57,353
1,582	Concentrix Corp.*	156,143
11,403	Conduent, Inc.*	54,734
4,532	CoreLogic, Inc.	350,415
3,532	CSG Systems International, Inc.	159,187
758	CSP, Inc.	5,859
8,470	DXC Technology Co.	218,103
4,290	Endurance International Group Holdings, Inc.*	40,541
594	Euronet Worldwide, Inc.*	86,082
4,623	Evertec, Inc.	181,776
2,000	Evo Payments, Inc.*	54,020
3,066	Exlservice Holdings, Inc.*	261,009
1,053	Greensky, Inc.*	4,875
4,964	GTT Communications, Inc.*^	17,721
2,901	Hackett Group, Inc. (The)	41,745
439	I3 Verticals, Inc.*	14,575
8,953	KBR, Inc.	276,916
10,373	Limelight Networks, Inc.*	41,388
4,958	LiveRamp Holdings, Inc.*	362,877
1,830	ManTech International Corp., Class A	162,760
2,575	Maximus, Inc.	188,464
5,537	NIC, Inc.	143,021
862	Paysign, Inc.*	4,000
3,115	Perficient, Inc.*	148,430
3,604	Perspecta, Inc.	86,784
3,168	PFSweb, Inc.*	21,321
2,707	Sabre Corp.	32,538
1,072	Science Applications International Corp.	101,454
8,429	Servicesource International, Inc.*	14,835
1,555	StarTek, Inc.*	11,694
4,816	Switch, Inc., Class A	78,838
4,108	Sykes Enterprises, Inc.*	154,748
6,624	Teradata Corp.*	148,841
4,062	TTEC Holdings, Inc.	296,243
4,235	Unisys Corp.*	83,345
3,544	Verra Mobility Corp.*	47,560
3,309	Virtusa Corp.*	169,189

		4,697,678

Leisure Products (0.9%):
4,501	Acushnet Holdings Corp.	182,472
2,004	American Outdoor Brands, Inc.*	34,128
1,604	Brunswick Corp.	122,289
6,323	Callaway Golf Co.	151,815

Shares		Value
Common Stocks, continued
Leisure Products, continued
691	Clarus Corp.	$10,641
1,402	Escalade, Inc.	29,680
723	Johnson Outdoors, Inc., Class A	81,431
1,830	Malibu Boats, Inc.*	114,265
2,419	Marine Products Corp.	35,172
850	Mastercraft Boat Holdings, Inc.*	21,114
9,663	Mattel, Inc.*	168,620
3,547	Nautilus Group, Inc.*	64,343
281	Polaris, Inc.	26,774
8,017	Smith & Wesson Brands, Inc.	142,302
5,865	Vista Outdoor, Inc.*	139,352
2,456	YETI Holdings, Inc.*	168,162

		1,492,560

Life Sciences Tools & Services (0.4%):
2,434	Codexis, Inc.*	53,134
7,407	Enzo Biochem, Inc.*	18,666
4,548	Fluidigm Corp.*^	27,288
7,018	Harvard Bioscience, Inc.*	30,107
3,537	Luminex Corp.	81,775
1,865	Medpace Holdings, Inc.*	259,608
5,214	Neogenomics, Inc.*	280,722

		751,300

Machinery (5.8%):
748	AGCO Corp.	77,111
1,154	Alamo Group, Inc.	159,194
3,091	Albany International Corp., Class A	226,941
6,903	Allison Transmission Holdings, Inc.	297,726
1,735	Altra Industrial Motion Corp.	96,171
806	Art’s-Way Manufacturing Co.*	2,297
2,041	Astec Industries, Inc.	118,133
5,224	Barnes Group, Inc.	264,805
2,530	Blue Bird Corp.*	46,198
2,762	Chart Industries, Inc.*	325,336
1,959	CIRCOR International, Inc.*	75,304
8,051	Colfax Corp.*	307,870
2,372	Columbus McKinnon Corp.	91,180
5,525	Commercial Vehicle Group, Inc.*	47,791
1,184	Crane Co.	91,949
1,676	DMC Global, Inc.	72,487
2,578	Douglas Dynamics, Inc.	110,261
500	Eastern Co. (The)	12,050
3,670	Energy Recovery, Inc.*	50,059
5,938	Enerpac Tool Group Corp.	134,258
1,516	EnPro Industries, Inc.	114,488
1,803	ESCO Technologies, Inc.	186,106
4,291	Evoqua Water Technologies Co.*	115,771
6,275	Federal Signal Corp.	208,142
4,486	Flowserve Corp.	165,309
3,637	Franklin Electric Co., Inc.	251,717
2,281	FreightCar America, Inc.*	5,497
7,229	Gates Industrial Corp. plc*	92,242
1,765	Gencor Industries, Inc.*	21,710
2,837	Gorman-Rupp Co. (The)	92,061
459	Graham Corp.	6,968
7,484	Harsco Corp.*	134,562
3,615	Helios Technologies, Inc.	192,643

See accompanying notes to the financial statements.

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
2,413	Hillenbrand, Inc.	$96,037
785	Hurco Cos, Inc.	23,550
1,014	Hyster-Yale Materials Handling, Inc., Class A	60,384
450	ITT, Inc.	34,659
2,162	John Bean Technologies Corp.	246,187
288	Kadant, Inc.	40,602
6,708	Kennametal, Inc.	243,098
1,529	L.B. Foster Co., Class A*	23,011
426	Lincoln Electric Holdings, Inc.	49,523
755	Lindsay Corp.	96,987
829	Lydall, Inc.*	24,895
3,228	Manitex International, Inc.*	16,656
2,653	Manitowoc Co., Inc. (The)*	35,311
7,459	Meritor, Inc.*	208,181
770	Middleby Corp. (The)*	99,268
728	Miller Industries, Inc.	27,679
5,894	Mueller Industries, Inc.	206,938
15,711	Mueller Water Products, Inc., Class A	194,502
5,988	Navistar International Corp.*	263,232
3,562	NN, Inc.*	23,402
738	Omega Flex, Inc.	107,748
1,480	Oshkosh Corp.	127,384
1,629	Park-Ohio Holdings Corp.	50,336
1,599	Proto Labs, Inc.*	245,287
1,578	RBC Bearings, Inc.*	282,525
3,472	REV Group, Inc.	30,588
8,596	Rexnord Corp.	339,456
2,848	Shyft Group, Inc. (The)	80,826
1,692	SPX Corp.*	92,282
1,560	SPX FLOW, Inc.*	90,418
1,436	Standex International Corp.	111,319
466	Taylor Devices, Inc.*	4,851
1,866	Tennant Co.	130,937
7,022	Terex Corp.	244,998
800	The Exone Co.*	7,592
3,586	The Greenbrier Cos., Inc.	130,459
5,130	Timken Co.	396,858
7,930	Titan International, Inc.	38,540
4,197	TriMas Corp.*	132,919
4,766	Trinity Industries, Inc.	125,775
1,747	Twin Disc, Inc.*	13,714
4,530	Wabash National Corp.	78,052
2,199	Watts Water Technologies, Inc., Class A	267,618
13,695	Welbilt, Inc.*	180,774
867	Woodward, Inc.	105,367

		9,625,062

Marine (0.2%):
7,920	Costamare, Inc.	65,578
4,337	Genco Shipping & Trading, Ltd.	31,920
1,713	Kirby Corp.*	88,785
4,582	Matson, Inc.	261,037
315	Scorpio Bulkers, Inc.	5,333

		452,653

Media (1.0%):
3,904	A.H. Belo Corp., Class A	5,895
3,021	AMC Networks, Inc., Class A*^	108,061

Shares		Value
Common Stocks, continued
Media, continued
478	Beasley Broadcast Group, Inc., Class A	$712
1,782	Boston Omaha Corp.*	49,272
7,836	comScore, Inc.*	19,512
144	Daily Journal Corp.*	58,176
6,258	E.W. Scripps Co. (The), Class A	95,685
3,323	Emerald Holding, Inc.	18,011
6,123	Entercom Communications Corp.	15,124
11,865	Entravision Communications Corp., Class A	32,629
5,880	Gannett Co, Inc.*	19,757
7,594	Gray Television, Inc.*	135,857
2,892	Hemisphere Media Group*	29,961
1,656	John Wiley & Sons, Inc., Class A	75,613
2,864	Liberty Latin America, Ltd.*	31,876
10,761	Liberty Latin America, Ltd., Class C*	119,340
500	Loral Space & Communications Inc.	10,495
348	Marchex, Inc., Class B*	682
4,388	Meredith Corp.	84,250
3,571	MSG Networks, Inc., Class A*	52,637
10,941	National CineMedia, Inc.	40,701
2,788	Nexstar Media Group, Inc., Class A	304,421
1,732	Scholastic Corp.	43,300
2,708	TechTarget, Inc.*	160,069
10,206	Tegna, Inc.	142,373
2,169	Tribune Publishing Co.	29,715

		1,684,124

Metals & Mining (1.2%):
8,016	Alcoa Corp.*	184,769
7,802	Allegheny Technologies, Inc.*	130,840
2,124	Ampco-Pittsburgh Corp.*	11,640
3,338	Carpenter Technology Corp.	97,203
3,100	Century Aluminum Co.*	34,193
16,167	Coeur Mining, Inc.*	167,328
11,859	Commercial Metals Co.	243,583
2,636	Compass Minerals International, Inc.	162,694
13,641	Ferroglobe plc*	22,371
13,641	Ferroglobe Unit*(b)	—
516	Fortitude Gold Corp.*	542
1,805	Gold Resource Corp.	5,253
1,557	Haynes International, Inc.	37,119
37,410	Hecla Mining Co.	242,416
931	Kaiser Aluminum Corp.	92,076
1,545	Materion Corp.	98,447
9,373	McEwen Mining, Inc.*^	9,232
2,868	Ryerson Holding Corp.*	39,120
1,487	Schnitzer Steel Industries, Inc., Class A	47,450
3,318	SunCoke Energy, Inc.	14,433
1,789	Synalloy Corp.*	13,954
4,467	TimkenSteel Corp.*	20,861
6,784	United States Steel Corp.	113,768
1,458	Universal Stainless & Alloy Products, Inc.*	10,906
684	Warrior Met Coal, Inc.	14,583
3,959	Worthington Industries, Inc.	203,254

		2,018,035

Multiline Retail (0.3%):
4,142	Big Lots, Inc.	177,815
654	Dillard’s, Inc., Class A^	41,235

See accompanying notes to the financial statements.

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Multiline Retail, continued
4,143	Kohl’s Corp.	$168,579
3,428	Macy’s, Inc.	38,565
1,474	Ollie’s Bargain Outlet Holdings, Inc.*	120,529

		546,723

Multi-Utilities (0.4%):
4,514	Avista Corp.	181,191
2,243	Black Hills Corp.	137,832
4,834	MDU Resources Group, Inc.	127,328
2,992	NorthWestern Corp.	174,464
1,778	Unitil Corp.	78,712

		699,527

Oil, Gas & Consumable Fuels (2.0%):
816	Adams Resources & Energy, Inc.	19,666
5,684	Antero Midstream Corp.	43,824
5,014	Antero Resources Corp.*^	27,326
1,558	Apache Corp.	22,108
1,638	Arch Resources, Inc.	71,695
1,954	Ardmore Shipping Corp.	6,390
4,767	Berry Corp.	17,543
2,422	Bonanza Creek Energy, Inc.*	46,817
2,330	Callon Petroleum Co.*^	30,663
3,036	Centennial Resource Development, Inc., Class A*	4,554
3,046	Cimarex Energy Co.	114,255
16,914	Clean Energy Fuel Corp.*	132,944
11,575	CNX Resources Corp.*	125,010
2,015	CONSOL Energy, Inc.*	14,528
5,547	CVR Energy, Inc.	82,650
5,713	Delek US Holdings, Inc.	91,808
2,142	Devon Energy Corp.	33,865
16,266	DHT Holdings, Inc.	85,071
4,012	Dorian LPG, Ltd.*	48,906
416	Earthstone Energy, Inc.*	2,217
17,427	Enlink Midstream LLC	64,654
19,984	EQT Corp.*	253,997
13,891	Equitrans Midstream Corp.	111,684
2,943	Evolution Petroleum Corp.	8,388
10,643	Gaslog, Ltd.	39,592
2,611	Green Plains, Inc.*	34,387
181	HighPoint Resources Corp.*	1,658
1,791	HollyFrontier Corp.	46,297
2,520	International Seaways, Inc.	41,152
34,496	Kosmos Energy, Ltd.	81,066
725	Laredo Petroleum, Inc.*	14,283
17,383	Marathon Oil Corp.	115,945
9,030	Matador Resources Co.*	108,902
6,809	Murphy Oil Corp.	82,389
14,613	Nordic American Tankers, Ltd.	43,108
5,300	Overseas Shipholding Group, Inc.*	11,342
2,838	PAR Pacific Holdings, Inc.*	39,675
5,341	Parsley Energy, Inc., Class A	75,842
6,480	PBF Energy, Inc., Class A	46,008
7,105	PDC Energy, Inc.*	145,866
5,636	Peabody Energy Corp.*	13,583
523	Penn Virginia Corp.*	5,308
2,410	PHX Minerals, Inc.	5,543
6	PrimeEnergy Resources Corp.*	259

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
12,864	QEP Resources, Inc.	$30,745
17,188	Range Resources Corp.*	115,160
4,379	Renewable Energy Group, Inc.*	310,120
300	REX American Resources Corp.*	22,041
1,533	SandRidge Energy, Inc.*	4,752
3,705	Scorpio Tankers, Inc.	41,459
8,803	SFL Corp., Ltd.	55,283
7,278	SM Energy Co.	44,541
39,696	Southwestern Energy Co.*	118,294
2,952	Talos Energy, Inc.*	24,324
971	Targa Resources Corp.	25,615
1,980	Teekay Shipping Corp.*	4,257
2,363	Teekay Tankers, Ltd., Class A*	26,017
8,709	W&T Offshore, Inc.*^	18,899
4,256	World Fuel Services Corp.	132,617
14,861	WPX Energy, Inc.*	121,117

		3,508,009

Paper & Forest Products (0.6%):
4,216	Boise Cascade Co.	201,524
2,174	Clearwater Paper Corp.*	82,069
4,353	Domtar Corp.	137,772
3,299	Glatfelter Corp.	54,038
6,293	Louisiana-Pacific Corp.	233,910
5,170	Mercer International, Inc.	52,993
1,384	Neenah, Inc.	76,563
8,894	Resolute Forest Products*	58,167
3,522	Schweitzer-Mauduit International, Inc.	141,620
3,241	Verso Corp.	38,957

		1,077,613

Personal Products (0.6%):
9,424	Coty, Inc., Class A	66,156
3,582	e.l.f. Beauty, Inc.*	90,231
2,807	Edgewell Personal Care Co.	97,066
2,136	Inter Parfums, Inc.	129,207
900	Lifevantage Corp.*	8,388
537	Mannatech, Inc.	9,988
1,121	Medifast, Inc.	220,097
1,918	Natura & Co. Holding SA, ADR^	38,360
1,387	Natural Alternatives International, Inc.*	14,453
369	Natural Health Trends Corp.	1,812
2,857	Natures Sunshine Products, Inc.*	42,712
2,845	Nu Skin Enterprises, Inc., Class A	155,422
340	United-Guardian, Inc.	4,855
2,005	Usana Health Sciences, Inc.*	154,586

		1,033,333

Pharmaceuticals (1.1%):
900	Adicet Bio, Inc.*	12,645
1,372	Aerie Pharmaceuticals, Inc.*^	18,536
5,034	Amneal Pharmaceuticals, Inc.*	23,005
3,129	Amphastar Pharmaceuticals, Inc.*	62,924
1,566	ANI Pharmaceuticals, Inc.*	45,477
1,496	Aratana Therapeutics- CVR*(b)	—
1,561	Assembly Biosciences, Inc.*	9,444
2,200	BioDelivery Sciences International, Inc.*	9,240
4,206	Chiasma, Inc.*	18,296
1,754	Collegium Pharmaceutical, Inc.*	35,133

See accompanying notes to the financial statements.

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
7,702	Corcept Therapeutics, Inc.*	$201,485
3,415	Cumberland Pharmaceuticals, Inc.*	10,040
3,701	Cymabay Therapeutics, Inc.*	21,244
14,088	Endo International plc*	101,152
8,270	Innoviva, Inc.*	102,465
2,755	Intra-Cellular Therapies, Inc.*	87,609
1,144	Kala Pharmaceuticals, Inc.*^	7,756
4,227	Lannett Co., Inc.*	27,560
5,732	Nektar Therapeutics*	97,444
553	NGM Biopharmaceuticals, Inc.*	16,753
2,308	Otonomy, Inc.*	14,933
2,834	Pacira BioSciences, Inc.*	169,587
1,714	Phibro Animal Health Corp., Class A	33,286
4,069	Prestige Consumer Healthcare, Inc.*	141,886
1,210	Revance Therapeutics, Inc.*	34,291
911	scPharmaceuticals, Inc.*	4,819
6,222	SIGA Technologies, Inc.*	45,234
8,452	Strongbridge Biopharma plc*	20,538
5,032	Supernus Pharmaceuticals, Inc.*	126,605
1,805	Taro Pharmaceutical Industries, Ltd.*	132,523
1,478	Zogenix, Inc.*	29,545

		1,661,455

Professional Services (1.7%):
1,888	Acacia Research Corp.*	7,439
3,754	ASGN, Inc.*	313,571
848	Barrett Business Services, Inc.	57,842
4,636	CBIZ, Inc.*	123,364
490	CRA International, Inc.	24,956
3,450	Exponent, Inc.	310,603
1,712	Forrester Research, Inc.*	71,733
1,595	Franklin Covey Co.*	35,521
2,238	FTI Consulting, Inc.*	250,029
2,202	GP Strategies Corp.*	26,116
2,274	Heidrick & Struggles International, Inc.	66,810
1,654	Huron Consulting Group, Inc.*	97,503
1,623	ICF International, Inc.	120,638
1,529	Insperity, Inc.	124,491
2,489	Kelly Services, Inc., Class A	51,199
2,511	Kforce, Inc.	105,688
4,979	Korn Ferry	216,587
3,511	ManpowerGroup, Inc.	316,621
1,332	Mastech Digital, Inc.*	21,179
3,943	Mistras Group, Inc.*	30,598
518	Nielsen Holdings plc	10,811
4,033	Resources Connection, Inc.	50,695
4,391	TriNet Group, Inc.*	353,914
3,718	Trueblue, Inc.*	69,489
1,352	Upwork, Inc.*	46,671
505	Willdan Group, Inc.*	21,059

		2,925,127

Real Estate Management & Development (0.8%):
551	Altisource Portfolio Solutions*	7,097
950	BBX Capital, Inc.*	5,406
395	CKX Lands, Inc.*^	3,758
1,137	CTO Realty Growth, Inc.	47,936
3,591	Cushman & Wakefield plc*	53,255

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
734	eXp World Holdings, Inc.*	$46,330
1,972	Forestar Group, Inc.*	39,795
504	FRP Holdings, Inc.*	22,957
376	Griffin Industrial Realty, Inc.*	23,500
2,012	Howard Hughes Corp. (The)*	158,807
10	J.W. Mays, Inc.*	221
7,966	Kennedy-Wilson Holdings, Inc.	142,512
4,214	Marcus & Millichap, Inc.*	156,887
1,035	Maui Land & Pineapple Co.*	11,934
6,491	Newmark Group, Inc.	47,319
2,057	Rafael Holdings, Inc., Class B*	47,969
1,547	RE/MAX Holdings, Inc., Class A	56,203
8,369	Realogy Holdings Corp.*	109,801
1,487	Redfin Corp.*	102,053
308	Stratus Properties, Inc.*	7,854
3,421	Tejon Ranch Co.*	49,433
1,076	The RMR Group, Inc., Class A	41,555
3,981	The St Joe Co.	168,994

		1,351,576

Road & Rail (1.1%):
1,803	ArcBest Corp.	76,934
6,766	Avis Budget Group, Inc.*	252,372
2,278	Covenant Logistics Group, Inc.*	33,737
8,584	Heartland Express, Inc.	155,370
2,335	Landstar System, Inc.	314,431
5,499	Marten Transport, Ltd.	94,748
948	Ryder System, Inc.	58,548
2,540	Saia, Inc.*	459,233
2,170	Schneider National, Inc., Class B	44,919
1,595	Universal Logistics Holdings, Inc.	32,841
1,009	US Xpress Enterprises, Inc., Class A*	6,902
988	USA Truck, Inc.*	8,823
6,737	Werner Enterprises, Inc.	264,225
4,526	YRC Worldwide, Inc.*	20,050

		1,823,133

Semiconductors & Semiconductor Equipment (3.2%):
2,991	Advanced Energy Industries, Inc.*	290,037
2,430	Alpha & Omega Semiconductor, Ltd.*	57,445
1,892	Ambarella, Inc.*	173,723
24,884	Amkor Technology, Inc.	375,251
1,301	Amtech Systems, Inc.*	8,300
3,183	Axcelis Technologies, Inc.*	92,689
2,777	AXT, Inc.*	26,576
5,573	Brooks Automation, Inc.	378,129
1,462	CEVA, Inc.*	66,521
3,613	Cirrus Logic, Inc.*	296,989
2,076	CMC Materials, Inc.	314,099
2,356	Cohu, Inc.	89,952
522	Cyberoptics Corp.*	11,844
4,331	Diodes, Inc.*	305,336
2,494	DSP Group, Inc.*	41,375
6,622	FormFactor, Inc.*	284,878
4,679	GSI Technology, Inc.*	34,625
1,254	Ichor Holdings, Ltd.*	37,802
1,271	Impinj, Inc.*	53,217
1,349	inTest Corp.*	8,755

See accompanying notes to the financial statements.

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
2,631	Kulicke & Soffa Industries, Inc.	$83,692
6,714	Lattice Semiconductor Corp.*	307,635
1,636	MagnaChip Semiconductor Corp.*	22,119
4,333	MaxLinear, Inc., Class A*	165,477
6,163	Neophotonics Corp.*	56,022
807	NVE Corp.	45,337
3,097	Onto Innovation, Inc.*	147,262
2,739	PDF Solutions, Inc.*	59,162
6,256	Photronics, Inc.*	69,817
2,109	Pixelworks, Inc.*	5,947
4,166	Power Integrations, Inc.	341,029
8,245	Rambus, Inc.*	143,958
3,935	Semtech Corp.*	283,674
2,390	Silicon Laboratories, Inc.*	304,343
1,208	SMART Global Holdings, Inc.*	45,457
2,469	Synaptics, Inc.*	238,012
3,049	Ultra Clean Holdings, Inc.*	94,976
3,647	Veeco Instruments, Inc.*	63,312

		5,424,774

Software (3.0%):
2,828	2u, Inc.*^	113,148
3,492	A10 Networks, Inc.*	34,431
9,468	ACI Worldwide, Inc.*	363,854
994	Agilysys, Inc.*	38,150
2,538	Alarm.com Holding, Inc.*	262,556
2,147	Altair Engineering, Inc.*	124,912
3,594	American Software, Inc., Class A	61,709
623	Appfolio, Inc.*	112,165
935	Asure Software, Inc.*	6,639
2,721	Avaya Holdings Corp.*	52,107
2,785	Aware, Inc.*	9,748
3,147	Blackbaud, Inc.	181,141
2,196	Bottomline Technologies, Inc.*	115,817
2,350	BSQUARE Corp.*	3,572
900	ChannelAdvisor Corp.*	14,382
5,098	Cloudera, Inc.*	70,913
2,728	CommVault Systems, Inc.*	151,049
693	Cornerstone OnDemand, Inc.*	30,520
6,387	Digital Turbine, Inc.*	361,248
3,015	Ebix, Inc.	114,480
1,302	Envestnet, Inc.*	107,142
4,947	FireEye, Inc.*	114,078
926	Globant SA*	201,506
3,122	J2 Global, Inc.*	304,987
1,078	Manhattan Associates, Inc.*	113,384
562	MicroStrategy, Inc., Class A*	218,365
3,326	Mimecast, Ltd.*	189,050
2,038	Mitek Systems, Inc.*	36,236
1,064	New Relic, Inc.*	69,586
3,095	OneSpan, Inc.*	64,005
3,828	Progress Software Corp.	172,987
1,068	QAD, Inc.	67,476
2,317	Qualys, Inc.*	282,373
5,408	Sailpoint Technologies Holdings, Inc.*	287,922
769	Sapiens International Corp. NV	23,539
539	Shotspotter, Inc.*	20,320
684	Sps Commerce, Inc.*	74,276

Shares		Value
Common Stocks, continued
Software, continued
5,449	Synacor, Inc.*	$7,411
3,280	Synchronoss Technologies, Inc.*	15,416
3,264	Telenav, Inc.*	15,341
870	Upland Software, Inc.*	39,924
3,799	Verint Systems, Inc.*	255,217
11,535	Xperi Holding Corp.	241,082
1,800	Zix Corp.*	15,534

		5,159,698

Specialty Retail (4.3%):
2,730	Aaron’s Co., Inc. (The)*	51,761
3,905	Abercrombie & Fitch Co., Class A	79,506
14,139	American Eagle Outfitters, Inc.^	283,770
767	America’s Car Mart, Inc.*	84,247
1,933	Asbury Automotive Group, Inc.*	281,715
3,093	At Home Group, Inc.*	47,818
4,184	AutoNation, Inc.*	292,001
7,305	Barnes & Noble Education, Inc.*	33,968
7,174	Bed Bath & Beyond, Inc.	127,410
4,102	Big 5 Sporting Goods Corp.	41,881
3,028	Boot Barn Holdings, Inc.*	131,294
1,732	Build-A-Bear Workshop, Inc.*	7,396
3,926	Caleres, Inc.	61,442
2,599	Cato Corp., Class A	24,924
16,720	Chico’s FAS, Inc.	26,585
1,594	Citi Trends, Inc.	79,190
3,051	Conn’s, Inc.*	35,666
7,160	Designer Brands, Inc., Class A	54,774
5,615	Dick’s Sporting Goods, Inc.	315,619
2,451	Floor & Decor Holdings, Inc., Class A*	227,575
6,903	Foot Locker, Inc.	279,157
5,741	GameStop Corp., Class A*^	108,160
4,212	Gap, Inc. (The)	85,040
2,011	Genesco, Inc.*	60,511
977	Group 1 Automotive, Inc.	128,124
4,311	Guess?, Inc.	97,515
2,046	Haverty Furniture Cos., Inc.	56,613
1,932	Hibbett Sports, Inc.*	89,220
2,256	Lithia Motors, Inc., Class A	660,265
1,529	Lumber Liquidators Holdings, Inc.*	47,001
2,422	MarineMax, Inc.*	84,843
8,315	Michaels Cos., Inc. (The)*^	108,178
3,427	Monro, Inc.	182,659
2,989	Murphy U.S.A., Inc.	391,170
4,523	National Vision Holdings, Inc.*	204,847
4,205	ODP Corp. (The)*	123,207
5,676	Penske Automotive Group, Inc.	337,098
3,598	Rent-A-Center, Inc.	137,767
788	RH*	352,646
7,968	Sally Beauty Holdings, Inc.*	103,903
909	Shoe Carnival, Inc.	35,615
4,149	Signet Jewelers, Ltd.	113,143
2,722	Sleep Number Corp.*	222,823
2,525	Sonic Automotive, Inc., Class A	97,389
2,363	Sportsman’s Warehouse Holdings, Inc.*	41,471
5,592	The Buckle, Inc.	163,286
1,798	The Children’s Place, Inc.*	90,080
6,893	The Container Store Group, Inc.*	65,759

See accompanying notes to the financial statements.

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Specialty Retail, continued
2,271	Tilly’s, Inc.	$18,531
5,634	Urban Outfitters, Inc.*	144,230
399	Winmark Corp.	74,134
2,706	Zumiez, Inc.*	99,527

		7,092,454

Technology Hardware, Storage & Peripherals (0.4%):
6,969	3D Systems Corp.*^	73,035
1,308	AstroNova, Inc.	13,930
4,957	Avid Technology, Inc.*	78,668
1,901	CCUR Holdings, Inc.	5,627
7,802	NCR Corp.*	293,121
1,135	Pure Storage, Inc., Class A*	25,662
3,811	Stratasys, Ltd.*	78,964
2,418	Super Micro Computer, Inc.*	76,554
1,590	TransAct Technologies, Inc.*	11,289
2,682	Xerox Holdings Corp.	62,196

		719,046

Textiles, Apparel & Luxury Goods (1.5%):
5,043	Capri Holdings, Ltd.*	211,806
2,789	Carter’s, Inc.	262,361
795	Columbia Sportswear Co.	69,467
6,030	Crocs, Inc.*	377,841
2,291	Culp, Inc.	36,358
1,285	Deckers Outdoor Corp.*	368,512
1,291	Fossil Group, Inc.*	11,193
5,012	G-III Apparel Group, Ltd.*	118,985
9,302	Hanesbrands, Inc.	135,623
3,853	Kontoor Brands, Inc.	156,278
816	Lakeland Industries, Inc.*	22,236
1,357	Oxford Industries, Inc.	88,897
348	PVH Corp.	32,674
1,115	Rocky Brands, Inc.	31,298
1,647	Skechers U.S.A., Inc., Class A*	59,193
6,307	Steven Madden, Ltd.	222,763
418	Superior Group of Cos., Inc.	9,714
957	Unifi, Inc.*	16,977
1,916	Vera Bradley, Inc.*	15,251
8,055	Wolverine World Wide, Inc.	251,719

		2,499,146

Thrifts & Mortgage Finance (2.3%):
6,216	Axos Financial, Inc.*	233,287
2,838	BankFinancial Corp.	24,918
2,024	Bridgewater Bancshares, Inc.*	25,280
10,099	Capitol Federal Financial, Inc.	126,238
280	Citizens Community Bancorp, Inc.	3,049
6,764	Columbia Financial, Inc.*	105,248
3,896	Dime Community Bancshares, Inc.	61,440
1,537	ESSA Bancorp, Inc.	23,055
4,198	Essent Group, Ltd.	181,354
696	Federal Agricultural Mortgage Corp.	51,678
242	First Capital, Inc.	14,656
5,373	Flagstar Bancorp, Inc.	219,003
659	FS Bancorp, Inc.	36,113
195	Guaranty Federal Bankshares, Inc.	3,340
301	Hingham Institution for Savings	65,016
629	HMN Financial, Inc.*	10,819

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
973	Home Bancorp, Inc.	$27,234
43	Home Federal Bancorp, Inc.	1,251
1,829	HomeStreet, Inc.	61,729
869	IF Bancorp, Inc.	18,701
5,672	Kearny Financial Corp.	59,896
390	Kentucky First Federal Bancorp	2,469
289	LendingTree, Inc.*	79,125
1,892	Luther Burbank Corp.	18,542
940	Malvern Bancorp, Inc.*	14,570
1,234	Merchants BanCorp	34,095
3,912	Meridian Bancorp, Inc.	58,328
3,591	Meta Financial Group, Inc.	131,287
7,203	Mr Cooper Group, Inc.*	223,509
13,183	New York Community Bancorp, Inc.	139,081
4,642	NMI Holdings, Inc., Class A*	105,141
4,278	Northfield Bancorp, Inc.	52,748
9,597	Northwest Bancshares, Inc.	122,266
4,063	Oceanfirst Financial Corp.	75,694
198	Oconee Federal Financial Corp.	5,009
1,129	Ocwen Financial Corp.*	32,639
2,010	PCSB Financial Corp.	32,039
2,931	PennyMac Financial Services, Inc.	192,332
2,359	Premier Financial Corp.	54,257
1,677	Provident Financial Holdings, Inc.	26,346
3,721	Provident Financial Services, Inc.	66,829
1,685	Prudential Bancorp, Inc.	23,337
4,207	Radian Group, Inc.	85,192
1,982	Riverview Bancorp, Inc.	10,425
3,255	Security National Financial Corp., Class A*	27,179
671	Severn Bancorp, Inc.	4,791
707	Southern Missouri Bancorp, Inc.	21,521
1,053	Sterling Bancorp, Inc.	4,781
1,815	Territorial Bancorp, Inc.	43,614
1,216	TFS Financial Corp.	21,438
7,314	TrustCo Bank Corp NY	48,784
5,637	Washington Federal, Inc.	145,096
2,217	Waterstone Financial, Inc.	41,724
3,227	Wawlker & Dunlop, Inc.	296,950
3,601	Western New England BanCorp, Inc.	24,811
3,988	WSFS Financial Corp.	178,981
35	WVS Financial Corp.	499

		3,798,734

Tobacco (0.1%):
491	Turning Point Brands, Inc.	21,879
975	Universal Corp.	47,395
12,920	Vector Group, Ltd.	150,518

		219,792

Trading Companies & Distributors (2.0%):
4,708	Air Lease Corp.	209,129
2,760	Applied Industrial Technologies, Inc.	215,252
7,086	Beacon Roofing Supply, Inc.*	284,786
5,882	BMC Stock Holdings, Inc.*	315,745
1,906	CAI International, Inc.	59,543
2,504	DXP Enterprises, Inc.*	55,664
1,463	EVI Industries, Inc.*	43,773
2,365	GATX Corp.	196,721

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
573	GMS, Inc.*	$17,465
1,239	H&E Equipment Services, Inc.	36,935
1,516	Herc Holdings, Inc.*	100,678
1,475	Kaman Corp., Class A	84,267
989	Lawson Products, Inc.*	50,350
4,569	MRC Global, Inc.*	30,292
1,136	MSC Industrial Direct Co., Inc., Class A	95,867
7,964	NOW, Inc.*	57,182
4,021	Rush Enterprises, Inc., Class A	166,550
1,244	SiteOne Landscape Supply, Inc.*	197,336
3,203	Systemax, Inc.	114,956
5,114	Textainer Group Holdings, Ltd.*	98,087
2,765	Titan Machinery, Inc.*	54,056
577	Transcat, Inc.*	20,010
5,731	Triton International, Ltd.	278,011
5,651	Univar Solutions, Inc.*	107,426
2,676	Veritiv Corp.*	55,634
4,418	WESCO International, Inc.*	346,812

		3,292,527

Transportation Infrastructure (0.1%):
5,836	Macquarie Infrastructure Corp.	219,142

Water Utilities (0.5%):
3,565	American States Water Co.	283,454
1,221	Artesian Resources Corp.	45,275
4,654	California Water Service Group	251,456
2,756	Consolidated Water Co., Ltd.	33,210
1,275	Middlesex Water Co.	92,399
2,502	Pure Cycle Corp.*	28,097
1,815	SJW Group	125,888
1,259	York Water Co. (The)	58,669

		918,448

Wireless Telecommunication Services (0.3%):
4,604	Boingo Wireless, Inc.*	58,563
5,308	Shenandoah Telecommunications Co.	229,570
2,722	Spok Holdings, Inc.	30,296
9,308	Telephone & Data Systems, Inc.	172,850
2,672	United States Cellular Corp.*	82,004

		573,283

Total Common Stocks (Cost $130,591,872)		167,385,627

Contracts, Shares, Notional Amount or Principal Amount		Value
Preferred Stocks (0.1%):
Internet & Direct Marketing Retail (0.0%†):
499	Qurate Retail, Inc., 8.00%, 3/15/31	$49,401

Media (0.0%†):
430	Liberty Broadband Corp., Series A, 7.00%	12,242

Trading Companies & Distributors (0.1%):
2,540	WESCO International, Inc., Series A, 10.63%	79,375

Total Preferred Stocks (Cost $115,109)		141,018

Rights (0.0%†):
Biotechnology (0.0%†):
8,857	Achillion Pharm CVR, Expires on 1/29/21*	12,577
1,429	Pfenex, Inc. CVR, Expires on 1/3/22*^	1,072
4,400	Progenics Pharmaceuticals, Inc., Expires on 1/3/22*	188

		13,837

Diversified Financial Services (0.0%†):
6,056	NewStar Financial, Inc. CVR, Expires on 12/31/49*	615

Media (0.0%†):
21,894	Media General, Inc. CVR, Expires on 12/31/49*	2,054

Total Rights (Cost $11,127)		16,506

Short-Term Securities Held as Collateral for Securities on Loan (1.5%):
2,566,704	BlackRock Liquidity FedFund, Institutional Class , 0.38%(c)(d)	2,566,704

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,566,704)		2,566,704

Total Investment Securities (Cost $133,284,812) — 101.4%(e)		170,109,855
Net other assets (liabilities) — (1.4)%		(2,320,215)

Net Assets — 100.0%		$167,789,640

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $2,480,709.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2020. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(d)	The rate represents the effective yield at December 31, 2020.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$133,284,812

Investment securities, at value(a)	$170,109,855
Interest and dividends receivable	98,180
Receivable for investments sold	364,152
Reclaims receivable	95
Prepaid expenses	882

Total Assets	170,573,164

Liabilities:
Cash overdraft	51,623
Payable for collateral received on loaned securities	2,566,704
Manager fees payable	99,916
Administration fees payable	14,587
Distribution fees payable	35,684
Custodian fees payable	3,205
Administrative and compliance services fees payable	508
Transfer agent fees payable	1,086
Trustee fees payable	1,838
Other accrued liabilities	8,373

Total Liabilities	2,783,524

Net Assets	$167,789,640

Net Assets Consist of:
Paid in capital	$118,458,573
Total distributable earnings	49,331,067

Net Assets	$167,789,640

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,464,472
Net Asset Value (offering and redemption price per share)	$12.46

(a)	Includes securities on loan of $2,480,709.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$2,364,113
Income from securities lending	56,540
Foreign withholding tax	(1,958)

Total Investment Income	2,418,695

Expenses:
Manager fees	1,306,427
Administration fees	82,630
Distribution fees	384,244
Custodian fees	13,513
Administrative and compliance services fees	2,752
Transfer agent fees	6,067
Trustee fees	9,318
Professional fees	7,617
Shareholder reports	4,425
Other expenses	5,071

Total expenses before reductions	1,822,064
Less expenses voluntarily waived/reimbursed by the Manager	(230,549)

Net expenses	1,591,515

Net Investment Income/(Loss)	827,180

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	11,486,293
Change in net unrealized appreciation/depreciation on securities	12,542,256

Net realized and Change in net unrealized gains/losses on investments	24,028,549

Change in Net Assets Resulting From Operations	$24,855,729

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Change In Net Assets:
Operations:
Net investment income/(loss)	$827,180	$765,050
Net realized gains/(losses) on investments	11,486,293	4,811,949
Change in unrealized appreciation/depreciation on investments	12,542,256	25,654,285

Change in net assets resulting from operations	24,855,729	31,231,284

Distributions to Shareholders:
Distributions	(5,590,083)	(12,961,906)

Change in net assets resulting from distributions to shareholders	(5,590,083)	(12,961,906)

Capital Transactions:
Proceeds from shares issued	24,620,324	1,104,883
Proceeds from dividends reinvested	5,590,083	12,961,906
Value of shares redeemed	(52,022,348)	(11,873,146)

Change in net assets resulting from capital transactions	(21,811,941)	2,193,643

Change in net assets	(2,546,295)	20,463,021
Net Assets:
Beginning of period	170,335,935	149,872,914

End of period	$167,789,640	$170,335,935

Share Transactions:
Shares issued	3,060,070	99,170
Dividends reinvested	536,476	1,270,775
Shares redeemed	(5,166,278)	(1,040,928)

Change in shares	(1,569,732)	329,017

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$11.33	$10.19	$12.40	$11.42	$9.20

Investment Activities:
Net Investment Income/(Loss)	0.05 (a)	0.05 (a)	0.07	0.07	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.46	2.00	(1.53)	1.16	2.21

Total from Investment Activities	1.51	2.05	(1.46)	1.23	2.28

Distributions to Shareholders From:
Net Investment Income	(0.05)	(0.06)	(0.07)	(0.07)	(0.04)
Net Realized Gains	(0.33)	(0.85)	(0.68)	(0.18)	(0.02)

Total Dividends	(0.38)	(0.91)	(0.75)	(0.25)	(0.06)

Net Asset Value, End of Period	$12.46	$11.33	$10.19	$12.40	$11.42

Total Return(b)	13.97%	21.10%	(12.64)%	10.87%	24.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$167,790	$170,336	$149,873	$198,419	$208,012
Net Investment Income/(Loss)	0.54%	0.46%	0.48%	0.55%	0.56%
Expenses Before Reductions(c)	1.19%	1.17%	1.16%	1.16%	1.14%
Expenses Net of Reductions	1.04%	1.02%	1.01%	1.01%	0.99%
Portfolio Turnover Rate	22%	10%	9%	9%	9%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services —Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2020

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $5,291 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,566,704 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2020

annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $827 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$167,348,388	$37,239	$—	#	$167,385,627
Preferred Stocks+	141,018	—	—		141,018
Rights+	—	16,506	—		16,506
Short-Term Securities Held as Collateral for Securities on Loan	2,566,704	—	—		2,566,704

Total Investments	$170,056,110	$53,745	$—		$170,109,855

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2020.

26

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2020

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Small Cap Fund	$33,650,400	$59,674,297

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $133,281,192. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$55,556,051
Unrealized (depreciation)	(18,727,388)

Net unrealized appreciation/(depreciation)	$36,828,663

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,043,366	$4,546,717	$5,590,083

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,347,790	$11,614,116	$12,961,906

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

27

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2020

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Small Cap Fund	$7,012,699	$5,489,705	$—	$36,828,663	$49,331,067

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Small Cap Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

29

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $290,472.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $4,546,717.

30

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

31

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

32

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

33

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

35

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 30

Statement of Operations
Page 30

Statements of Changes in Net Assets
Page 31

Financial Highlights
Page 32

Notes to the Financial Statements
Page 33

Report of Independent Registered Public Accounting Firm
Page 41

Other Information
Page 42

Approval of Investment Advisory and Subadvisory Agreements
Page 43

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Enhanced Bond Index Fund (the “Fund”) had a total return of 7.53%. That compared to a 7.51% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The 12-month period under review began with a positive tone for risk assets, but the emergence of the coronavirus (COVID-19) in the early months of 2020 and its rapid spread across the globe sparked a massive risk-off move. The flight to safety resulted in an unprecedented rally in rates over the first quarter and triggered a 150 bps (1.50%) reduction in the federal funds target rate to between 0.0% and 0.25%, in March. While historic fiscal and monetary stimulus helped dampen market volatility, the pandemic forced widespread lockdown measures that led to a spike in unemployment and a dramatic slowdown in the global economy. Interventions by global central banks, along with fiscal stimulus from global governments, helped risk assets stage a strong rebound in the summer. Increasing clarity in the U.S. election results and positive news around vaccine developments helped support investors’ appetite for risk in late 2020. Meanwhile, a trade deal between the U.K. and the European Union helped bring an end to a turbulent year of negotiations and the four-year Brexit saga.

In absolute terms, U.S. Treasuries, agency mortgages and investment-grade credit helped drive positive returns for the Fund as interest rates rallied throughout the course of the year. Emerging markets debt also added to absolute returns as investors regained an appetite for risk during the second half of the year. In fact, most sectors recovered from their underperformance during the first quarter of 2020 to finish the calendar year in positive territory.

The Fund outperformed its benchmark due in large part to its investment-grade credit holdings. The Fund shifted to an overweight position to this sector in March as credit spreads began to widen, and it held on to this position throughout the remaining three quarters, benefiting as spreads began to tighten again. Security selection within this sector also benefited relative results. The Fund’s relative performance generally benefited from an increased exposure to risk among agency mortgages and non-US sovereign bonds late in the first quarter, while also benefiting from security selection in agency mortgages and emerging markets debt.*

The Fund’s shorter-than-benchmark duration positioning during the first quarter detracted from relative performance as interest rates and prices declined.*

The Fund held derivatives in the form of forward currency contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures to manage duration and yield curve exposures. The derivative positions benefited the portfolio by giving managers the ability to more precisely manage duration and yield curve risk during a period in which yields proved volatile.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

    AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® Enhanced Bond Index Fund	7.53%	5.03%	4.07%	3.48%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Enhanced Bond Index Fund	$1,000.00	$1,015.50	$3.39	0.67%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Enhanced Bond Index Fund	$1,000.00	$1,021.77	$3.40	0.67%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition
(Unaudited)
Investments	Percent of Net Assets

Corporate Bonds	27.9%

U.S. Government Agency Mortgages	27.9

U.S. Treasury Obligations	26.0

Yankee Debt Obligations	6.2

Collateralized Mortgage Obligations	4.5

Foreign Bonds	4.2

Asset Backed Securities	2.9

Municipal Bonds	1.0

Commercial Paper	0.5

Unaffiliated Investment Companies	0.4

Short-Term Securities Held as Collateral for Securities on Loan	0.3

Total Investment Securities	101.8

Net other assets (liabilities)	(1.8)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Asset Backed Securities (2.9%):
$2,347,763	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	$2,494,052
1,640,000	Benchmark Mortgage Trust, Class A4, Series 2018-B7, 4.51%, 11/15/51	1,999,472
2,730,137	Chesapeake Funding II LLC, Class A1, Series 2018-1A, 3.04%, 4/15/30, Callable 7/15/21 @ 100(a)	2,760,869
885,000	Citibank Credit Card Issuance Trust, Class A7, Series 2018-A7, 3.96%, 10/15/30	1,067,536
2,677,266	Credit Acceptance Auto Loan Trust, Class A, Series 2018-3A, 3.55%, 8/15/27, Callable 10/15/21 @ 100(a)	2,702,013
160,000	Credit Acceptance Auto Loan Trust, Class A, Series 20-2A, 1.37%, 7/16/29(a)	162,154
3,399,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2019-4, 2.44%, 9/15/26	3,625,746
2,465,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2019-2, 3.06%, 4/15/26	2,667,036
1,860,899	LoanCore Issuer, Ltd., Class A, Series 2018-CRE1, 1.29%(US0001M+113bps), 5/15/28, Callable 1/15/21 @ 100(a)	1,854,434
1,760,000	Navient Private Education Loan Trust, Class A1B, Series 2020-lA(US0001M+100bps), 4/15/69, Callable 1/15/30 @ 100(a)	1,760,113
5,215,358	Navient Private Education Refi Loan Trust, Class A, Series 20-FA, 1.22%, 7/15/69, Callable 9/15/27 @ 100(a)	5,261,436
2,550,000	Navient Student Loan Trust, Class A2B, Series 2019-D, 1.21%(US0001M+105bps), 12/15/59, Callable 6/15/30 @ 100(a)	2,563,574
1,000,000	Navient Student Loan Trust, Class A2B, Series 2020-CA, 1.76%(US0001M+160bps), 11/15/68, Callable 4/15/30 @ 100(a)	1,024,828
429,659	Navient Student Loan Trust, Class A2, Series 2018-EA, 4.00%, 12/15/59, Callable 1/15/26 @ 100(a)	441,285
753,343	Navient Student Loan Trust, Class A2A, Series 2016-AA, 3.91%, 12/15/45, Callable 1/15/31 @ 100(a)	787,443
2,440,000	Nissan Master Owner Trust Receivables, Class A, Series 2019-B, 0.59%(US0001M+43bps), 11/15/23	2,445,526
175,869	SMB Private Education Loan Trust, Class A2A, Series 2016-A, 2.70%, 5/15/31(a)(b)	179,688
1,023,607	SMB Private Education Loan Trust, Class A2A, Series 2017-B, 2.82%, 10/15/35(a)	1,060,365
614,164	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 0.91%(US0001M+75bps), 10/15/35(a)	614,078
3,078,959	SMB Private Education Loan Trust, Class A2A, Series 2018-B, 3.60%, 1/15/37(a)	3,237,091
410,000	SMB Private Education Loan Trust, Class A2B, Series 2020-A, 0.99%(US0001M+83bps), 9/15/37(a)	404,031
1,386,672	SMB Private Education Loan Trust, Class A2A, Series 2017-A, 2.88%, 9/15/34(a)	1,439,112
3,200,480	SMB Private Education Loan Trust, Class A1A, Series BA, 1.29%, 7/15/53(a)	3,204,725

Principal Amount		Value
Asset Backed Securities, continued
$158,308	SMB Private Education Loan Trust, Class A2A, Series 2015-B, 2.98%, 7/15/27, Callable 12/15/27 @ 100(a)	$160,481
1,170,000	SoFi Professional Loan Program, Class A2FX, Series 2019-B, 3.09%, 8/17/48, Callable 8/15/27 @ 100(a)	1,208,717
1,700,000	SoFi Professional Loan Program, Class A2FX, Series 2020-A, 2.54%, 5/15/46, Callable 5/15/28 @ 100(a)	1,756,665
1,377,253	SoFi Professional Loan Program, Class AFX, Series 2020-C, 1.95%, 2/15/46, Callable 4/15/29 @ 100(a)	1,405,569
4,165,308	SoFi Professional Loan Program, Class A2FX, Series 2017-F, 2.84%, 1/25/41, Callable 2/25/26 @ 100(a)	4,257,904
43,653	SoFi Professional Loan Program, Class A2B, Series 2016-D, 2.34%, 4/25/33, Callable 3/25/25 @ 100(a)	44,408
263,395	SoFi Professional Loan Program, Class A2, Series 2015-C, 2.51%, 8/25/33, Callable 8/25/21 @ 100(a)	264,581
811,126	SoFi Professional Loan Program, Class A2, Series 2015-d, 2.72%, 10/27/36, Callable 11/25/22 @ 100(a)	822,158
6,382,048	Westlake Automobile Receivables Trust, Class A2, Series 2020-1A, 1.44%, 9/15/23, Callable 8/15/23 @ 100(a)	6,419,019

Total Asset Backed Securities (Cost $58,308,934)		60,096,109

Collateralized Mortgage Obligations (4.5%):
1,735,000	Arbor Multifamily Mortgage Securities Trust, Class A5, Series 2020-MF1, 2.76%, 5/15/53, Callable 2/15/30 @ 100(a)	1,904,337
3,850,000	Barclays Commercial Mortgage Trust, Class A, Series 2018-TALL, 0.88%(US0001M+72bps), 3/15/37(a)	3,782,085
668,000	Benchmark Mortgage Trust, Class C, Series 2019-B15, 3.84%, 12/15/72	714,413
1,250,000	Benchmark Mortgage Trust, Class B, Series 2019-B15, 3.56%, 12/15/72	1,390,163
1,332,000	BF Mortgage Trust, Class B, Series 2019-NYT, 1.56%(US0001M+140bps), 11/15/35(a)	1,324,887
2,284,011	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 1.08%(US0001M+92bps), 10/15/36(a)	2,285,724
4,121,228	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.96%(US0001M+80bps), 12/15/29(a)	4,121,228
3,350,000	BX Commercial Mortgage Trust, Class A, Series 2020-ViV4, 2.84%, 3/9/44(a)	3,516,055
551,000	BX Trust, Class D, Series 2019-OC11, 4.08%, 12/9/41(a)	573,988
615,000	Cantor Commercial Real Estate Lending, Class A4, Series 2019-CF2, 2.62%, 11/15/52	665,627
603,000	Cantor Commercial Real Estate Lending, Class B, Series 2019-CF3, 3.50%, 1/15/53, Callable 12/15/29 @ 100(b)	647,996
760,000	CGRBS Commercial Mortgage Trust, Class A, Series 2013-VN05, 3.37%, 3/13/35(a)	808,480

See accompanying notes to the financial statements.

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$788,531	Chase Home Lending Mortgage Trust, Class A11, Series 2019-ATR2, 1.05%(US0001M+90bps), 7/25/49, Callable 6/25/23 @ 100(a)	$784,955
2,370,124	CIM Trust, Class A11, Series 2019-INV3, 1.10%(US0001M+100bps), 8/25/49, Callable 12/25/23 @ 100(a)	2,374,882
3,360,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	3,435,701
3,075,000	Commercial Mortgage Loan Trust, Class A4, Series 2015-CCRE26, 3.63%, 10/10/48, Callable 8/10/25 @ 100	3,456,023
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48	748,581
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46, Callable 4/6/23 @ 100(a)	1,341,297
1,015,000	Commercial Mortgage Loan Trust, Class D, Series 2013-WWP, 3.90%, 3/10/31, Callable 3/10/23 @ 100(a)	1,091,308
3,870,000	Cosmopolitan Hotel Trust, Class A, Series 2017-CSMO, 1.09%(US0001M+93bps), 11/15/36(a)	3,826,810
2,306,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 20-NET, 2.26%, 8/15/37(a)	2,390,446
210,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2018-CX11, 4.03%, 4/15/51(b)	241,229
1,666,049	Flagstar Mortgage Trust, Class A11, Series 2019-1, 1.10%(US0001M+95bps), 10/25/49, Callable 1/25/24 @ 100(a)	1,669,231
1,359,569	FRESB Multifamily Mortgage Pass Through, Class A10H, Series 2019-SB60, 3.50%(US0001M+350bps), 1/25/39, Callable 12/1/28 @ 100	1,477,485
2,315,000	GS Mortgage Securities Trust, Class B, Series 2019-SOHO, 1.31%(US0001M+115bps), 6/15/36(a)	2,292,637
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,585,985
299,259	JP Morgan Mortgage Trust, Class A6, Series 2017-4, 3.00%, 11/25/48, Callable 7/25/22 @ 100(a)(b)	299,502
1,957,199	JP Morgan Mortgage Trust, Class A11, Series 2019-LTV3, 1.00%(US0001M+85bps), 2/25/50, Callable 6/25/24 @ 100(a)	1,957,066
1,120,000	JP Morgan Mortgage Trust, Class A5, Series 2019-LTV3, 3.50%, 2/25/50, Callable 6/25/24 @ 100(a)(b)	1,163,172
1,376,973	JP Morgan Mortgage Trust, Class A11, Series 2019-INV3, 1.15%(US0001M+100bps), 5/25/50, Callable 9/25/24 @ 100(a)	1,379,686
1,444,550	JP Morgan Mortgage Trust, Class A11, Series 2020-LTV1, 1.15%(US0001M+100bps), 6/25/50, Callable 5/25/25 @ 100(a)	1,444,487
339,016	JP Morgan Mortgage Trust, Class A4, Series 2017-1, 3.50%, 1/25/47, Callable 2/25/23 @ 100(a)(b)	339,645
1,841,482	JP Morgan Mortgage Trust, Class A11, Series 2019-INV2, 1.05%(US0001M+90bps), 2/25/50, Callable 1/25/25 @ 100(a)	1,845,087

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$673,495	JP Morgan Mortgage Trust, Class A11, Series 2019-7, 1.05%(US0001M+90bps), 2/25/50, Callable 12/25/22 @ 100(a)	$673,458
729,840	JP Morgan Mortgage Trust, Class A6, Series 2017-2, 3.00%, 5/25/47, Callable 10/25/22 @ 100(a)(b)	734,702
2,920,000	JPMDB Commercial Mortgage Securities Trust, Class A5, Series 2017-C5, 3.69%, 3/15/50, Callable 1/15/27 @ 100	3,335,633
4,666,832	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4FX, Series 2012-CBX, 3.48%, 6/15/45, Callable 6/15/22 @ 100(a)	4,739,354
2,904,000	KNDL Mortgage Trust, Class A, Series 2019-KNSQ, 0.96%(US0001M+80bps), 5/15/36(a)	2,904,407
1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48, Callable 5/15/25 @ 100	1,414,959
1,563,000	Morgan Stanley Capital I Trust, Class A, Series 2019-NUGS, 2.45%(US0001M+95bps), 12/15/36(a)	1,563,109
4,960,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33, Callable 8/11/21 @ 100(a)	5,046,849
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49, Callable 10/15/26 @ 100	1,698,220
3,486,086	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30(a)(b)	3,830,440
1,510,000	One New York Plaza Trust, Class A, Series 2020-1NYP, 1.11%(US0001M+95bps), 1/15/26(a)	1,510,000
1,149,560	Seasoned Credit Risk Transfer Trust, Class MA, Series 2018-2, 3.50%, 11/25/57, Callable 7/25/31 @ 100	1,214,122
2,443,594	Seasoned Credit Risk Transfer Trust, Class MA, Series 2019-2, 3.50%, 8/25/58	2,583,633
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48, Callable 6/10/26 @ 100	134,788
161,897	SMB Private Education Loan Trust, Class A2A, Series 2016-B, 2.43%, 2/17/32(a)(b)	165,535
388,839	Tharaldson Hotel Portfolio Trust, Class A, Series 2018-THL, 0.90%(US0001M+75bps), 11/11/34(a)	377,236
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,842,612
940,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2018-C46, 4.15%, 8/15/51	1,108,354
775,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48	860,676
10,061,709	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 0.97%, 12/15/59, Callable 8/15/26 @ 100(b)	380,936
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48	1,348,063

Total Collateralized Mortgage Obligations (Cost $92,488,640)		94,347,284

See accompanying notes to the financial statements.

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds (27.9%):
Aerospace & Defense (1.4%):
$1,784,000	BAE Systems Holdings, Inc., 3.80%, 10/7/24(a)	$1,981,658
245,000	BAE Systems Holdings, Inc., 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	276,835
1,335,000	Boeing Co. (The), 4.88%, 5/1/25, Callable 4/1/25 @ 100	1,520,231
408,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	578,305
1,062,000	General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	1,214,001
578,000	General Dynamics Corp., 3.75%, 5/15/28, Callable 2/15/28 @ 100	675,501
2,056,000	Harris Corp., 4.40%, 6/15/28, Callable 3/15/28 @ 100	2,467,446
1,517,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100	1,695,248
715,000	Huntington Ingalls Industries, Inc., 4.20%, 5/1/30(a)	845,577
1,315,000	L3Harris Technologies, Inc., 3.85%, 12/15/26, Callable 9/15/26 @ 100	1,514,037
1,228,000	Lockheed Martin Corp., 4.07%, 12/15/42	1,584,771
155,000	Lockheed Martin Corp., 4.70%, 5/15/46, Callable 11/15/45 @ 100	218,101
790,000	Lockheed Martin Corp., 2.80%, 6/15/50, Callable 12/15/49 @ 100	853,873
3,492,000	Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100	3,797,378
889,000	Northrop Grumman Corp., 4.03%, 10/15/47, Callable 4/15/47 @ 100	1,113,315
280,000	Raytheon Technologies Corp., 7.20%, 8/15/27	375,943
115,000	Raytheon Technologies Corp., 7.00%, 11/1/28	156,832
1,382,000	Raytheon Technologies Corp., 4.13%, 11/16/28, Callable 8/16/28 @ 100	1,644,668
1,080,000	Raytheon Technologies Corp., 2.15%, 5/18/30, Callable 2/18/30 @ 100	1,520,934
804,000	Raytheon Technologies Corp., 2.25%, 7/1/30, Callable 4/1/30 @ 100	853,017
415,000	Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	494,009
87,000	Raytheon Technologies Corp., 3.75%, 11/1/46, Callable 5/1/46 @ 100	102,480
215,000	Raytheon Technologies Corp., 4.63%, 11/16/48, Callable 5/16/48 @ 100	290,586
180,000	Raytheon Technologies Corp., 3.13%, 7/1/50, Callable 1/1/50 @ 100	198,059
105,000	Textron, Inc., 3.88%, 3/1/25, Callable 12/1/24 @ 100	115,224
229,000	Textron, Inc., 4.00%, 3/15/26, Callable 12/15/25 @ 100	258,376
90,000	Textron, Inc., 3.65%, 3/15/27, Callable 12/15/26 @ 100	99,889
1,098,000	Textron, Inc., 3.90%, 9/17/29, Callable 6/17/29 @ 100	1,249,501
485,000	United Technologies Corp., 7.50%, 9/15/29	702,567
270,000	United Technologies Corp., 4.15%, 5/15/45, Callable 11/16/44 @ 100	342,195

		28,740,557

Principal Amount		Value
Corporate Bonds, continued
Air Freight & Logistics (0.3%):
$1,745,000	FedEx Corp., 1.30%, 8/5/31, Callable 5/5/31 @ 100	$2,288,278
296,000	FedEx Corp., 3.88%, 8/1/42	345,547
695,000	United Parcel Service, Inc., 0.38%, 11/15/23, Callable 8/15/23 @ 100	862,538
487,000	United Parcel Service, Inc., 3.40%, 3/15/29, Callable 12/15/28 @ 100	562,497
2,074,000	United Parcel Service, Inc., 4.45%, 4/1/30, Callable 1/1/30 @ 100	2,588,036

		6,646,896

Airlines (0.4%):
936,940	American Airlines Pass Through Trust, Class B, Series 2015-2, 4.40%, 3/22/25	705,755
376,171	American Airlines Pass Through Trust, Class B, Series 2016-1, 5.25%, 7/15/25	318,517
85,669	American Airlines Pass Through Trust, Class B, Series 2017-1, 4.95%, 8/15/26	72,016
9,553	American Airlines Pass Through Trust, Class B, Series 2016-3, 3.75%, 4/15/27	7,257
521,687	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	511,376
747,244	American Airlines Pass Through Trust, Class B, Series 2019-1, 3.85%, 8/15/29	628,517
219,375	American Airlines Pass Through Trust, Class AA, Series 2016-2, 3.20%, 12/15/29	209,703
438,049	American Airlines Pass Through Trust, Class AA, Series 2016-3, 3.00%, 4/15/30	428,635
179,839	American Airlines Pass Through Trust, Class AA, Series 2017-1, 3.65%, 8/15/30	177,395
709,445	American Airlines Pass Through Trust, Series 2019-1, 3.15%, 8/15/33	681,318
505,000	Delta Airlines Pass Through Trust, Class AA, Series 2019-1, 3.20%, 10/25/25	516,443
460,000	JetBlue Pass Through Trust, Class A, Series 2020-1, 4.00%, 11/15/32	494,298
122,000	Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	125,986
10,009	United Airlines Pass Through Trust, Class B, Series 2014-1, 4.75%, 10/11/23	10,032
54,065	United Airlines Pass Through Trust, Class B, Series 2014-2, 4.63%, 3/3/24	54,330
7,431	United Airlines Pass Through Trust, Class B, Series 2016-2, 3.65%, 4/7/27	7,192
55,012	United Airlines Pass Through Trust, Class B, Series 2016-1, 3.65%, 7/7/27	53,781
304,686	United Airlines Pass Through Trust, Class B, Series 2018-1, 4.60%, 9/1/27	295,715
740,000	United Airlines Pass Through Trust, Class A, Series 2020-1, 5.88%, 10/15/27	799,200
11,736	United Airlines Pass Through Trust, Class AA, Series 2015-1, 3.45%, 6/1/29	11,576
441,666	United Airlines Pass Through Trust, Class B, Series 2019-2, 3.50%, 11/1/29	410,749
48,819	United Airlines Pass Through Trust, Class AA, Series 2016-2, 3.10%, 1/7/30	49,119
189,318	United Airlines Pass Through Trust, Class AA, Series 2019-2, 2.88%, 4/7/30	185,939

See accompanying notes to the financial statements.

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Airlines, continued
$227,061	United Airlines Pass Through Trust, Class AA, Series 2018-1, 3.50%, 9/1/31	$222,568
363,597	United Airlines Pass Through Trust, Class AA, Series 2016-1, 4.15%, 2/25/33	374,506
497,542	United Airlines Pass Through Trust, Class AA, Series 2019-2, 2.70%, 11/1/33	472,769

		7,824,692

Automobiles (0.2%):
985,000	Daimler Finance North America LLC, 3.40%, 2/22/22(a)	1,016,904
1,577,000	Daimler Finance North America LLC, 2.13%, 3/10/25(a)	1,659,575
281,000	Daimler Finance North America LLC, 3.30%, 5/19/25(a)	309,945
588,000	Daimler Finance North America LLC, 3.50%, 8/3/25(a)	654,146
254,000	General Motors Co., 5.40%, 10/2/23	285,053
520,000	Volkswagen Group of America Finance LLC, 2.50%, 9/24/21(a)	527,678

		4,453,301

Banks (4.8%):
346,000	Bank of America Corp., 3.12%(US0003M+116bps), 1/20/23, Callable 1/20/22 @ 100, MTN	355,390
2,682,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100	2,822,132
3,699,000	Bank of America Corp., 3.55%(US0003M+78bps), 3/5/24, Callable 3/5/23 @ 100	3,939,420
430,000	Bank of America Corp., 3.86%(US0003M+94bps), 7/23/24, Callable 7/23/23 @ 100	466,616
1,223,000	Bank of America Corp., 4.20%, 8/26/24, MTN	1,361,538
317,000	Bank of America Corp., Series L, 3.95%, 4/21/25	357,006
507,000	Bank of America Corp., 3.88%, 8/1/25, MTN	578,347
347,000	Bank of America Corp., 0.98%(SOFR+91bps), 9/25/25, Callable 9/25/24 @ 100, MTN	350,390
71,000	Bank of America Corp., 3.09%(US0003M+109bps), 10/1/25, Callable 10/1/24 @ 100	76,746
195,000	Bank of America Corp., 2.02%(US0003M+64bps), 2/13/26, Callable 2/13/25 @ 100, MTN	203,966
1,614,000	Bank of America Corp., Series G, 4.45%, 3/3/26	1,879,120
889,000	Bank of America Corp., 1.32%(SOFR+115bps), 6/19/26, Callable 6/19/25 @ 100, MTN	903,140
3,076,000	Bank of America Corp., 1.20%(SOFR+101bps), 10/24/26, Callable 10/24/25 @ 100, MTN	3,111,731
2,711,000	Bank of America Corp., 3.56%(US0003M+106bps), 4/23/27, Callable 4/23/26 @ 100, MTN	3,054,169
3,211,000	Bank of America Corp., 3.82%(US0003M+158bps), 1/20/28, Callable 1/20/27 @ 100, MTN	3,677,619
2,237,000	Bank of America Corp., Series G, 3.59%(US0003M+137bps), 7/21/28, Callable 7/21/27 @ 100	2,527,280
538,000	Bank of America Corp., 3.42%(US0003M+104bps), 12/20/28, Callable 12/20/27 @ 100	607,215
581,000	Bank of America Corp., 3.97%(US0003M+107bps), 3/5/29, Callable 3/5/28 @ 100, MTN	677,233
2,579,000	Bank of America Corp., 4.27%(US0003M+131bps), 7/23/29, Callable 7/23/28 @ 100	3,069,090

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$1,399,000	Bank of America Corp., 3.97%(US0003M+121bps), 2/7/30, Callable 2/7/29 @ 100, MTN	$1,641,612
318,000	Bank of America Corp., 3.19%(US0003M+118bps), 7/23/30, Callable 7/23/29 @ 100, MTN	354,836
459,000	Bank of America Corp., 2.88%(US0003M+119bps), 10/22/30, Callable 10/22/29 @ 100, MTN	501,511
275,000	Bank of America Corp., 1.92%(SOFRRATE+137bps), 10/24/31, Callable 10/24/30 @ 100, MTN	277,748
580,000	Bank of America Corp., 0.65%(EUR003M+94bps), 10/26/31, Callable 10/26/30 @ 100, MTN(a)	724,952
694,000	Bank of America Corp., 4.08%(US0003M+132bps), 4/23/40, Callable 4/23/39 @ 100, MTN	844,997
953,000	Bank of America Corp., 2.68%(SOFR+193bps), 6/19/41, Callable 6/19/40 @ 100, MTN	993,108
505,000	Bank of America Corp., 5.87%(US0003M+293bps), 12/31/99, Callable 3/15/28 @ 100	569,388
1,625,000	Citigroup, Inc., 4.40%, 6/10/25	1,855,742
209,000	Citigroup, Inc., 4.45%, 9/29/27	245,329
2,537,000	Citigroup, Inc., 3.67%(US0003M+139bps), 7/24/28, Callable 7/24/27 @ 100	2,881,233
2,826,000	Citigroup, Inc., 2.98%(SOFR+142bps), 11/5/30, Callable 11/5/29 @ 100	3,090,539
3,869,000	Citigroup, Inc., 2.57%(SOFR+211bps), 6/3/31, Callable 6/3/30 @ 100	4,109,114
480,000	Citigroup, Inc., 4.00%(H15T5Y+4bps), 12/31/99, Callable 12/10/25 @ 100	493,200
505,000	JPMorgan Chase & Co., 2.63%, 4/23/21, MTN(a)	622,505
7,480,000	JPMorgan Chase & Co., 3.80%(US0003M+89bps), 7/23/24, Callable 7/23/23 @ 100	8,076,484
5,413,000	JPMorgan Chase & Co., 4.02%(US0003M+100bps), 12/5/24, Callable 12/5/23 @ 100	5,947,047
3,613,000	JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	4,076,382
1,020,000	JPMorgan Chase & Co., 2.30%(SOFR+116bps), 10/15/25, Callable 10/15/24 @ 100	1,082,264
1,061,000	JPMorgan Chase & Co., 2.00%(SOFR+159bps), 3/13/26, Callable 3/13/25 @ 100	1,112,230
1,421,000	JPMorgan Chase & Co., 2.08%(SOFR+185bps), 4/22/26, Callable 4/22/25 @ 100	1,501,120
406,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100	454,624
181,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	200,691
1,748,000	JPMorgan Chase & Co., 3.96%(US0003M+125bps), 1/29/27, Callable 1/29/26 @ 100	2,009,338
5,314,000	JPMorgan Chase & Co., 3.78%(US0003M+134bps), 2/1/28, Callable 2/1/27 @ 100	6,099,064
1,214,000	JPMorgan Chase & Co., 2.18%(SOFR+189bps), 6/1/28, Callable 6/1/27 @ 100	1,288,852
1,401,000	JPMorgan Chase & Co., 4.01%(US0003M+112bps), 4/23/29, Callable 4/23/28 @ 100	1,635,114
763,000	JPMorgan Chase & Co., 4.20%(US0003M+126bps), 7/23/29, Callable 7/23/28 @ 100	911,171
89,000	JPMorgan Chase & Co., 4.45%(US0003M+133bps), 12/5/29, Callable 12/5/28 @ 100	108,405
465,000	JPMorgan Chase & Co., 4.26%(US0003M+158bps), 2/22/48, Callable 2/22/47 @ 100	603,983

See accompanying notes to the financial statements.

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$189,000	JPMorgan Chase & Co., 4.03%(US0003M+146bps), 7/24/48, Callable 7/24/47 @ 100	$239,190
351,000	JPMorgan Chase & Co., 3.11%(SOFR+244bps), 4/22/51, Callable 4/22/50 @ 100	388,584
734,000	KeyCorp, 4.15%, 10/29/25, MTN	850,589
356,000	Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	370,307
300,000	Truist Bank, 3.50%(US0003M+59bps), 8/2/22, Callable 8/2/21 @ 100	305,132
900,000	Wells Fargo & Co., 1.13%, 10/29/21, MTN(a)	1,113,701
2,225,000	Wells Fargo & Co., 3.75%, 1/24/24, Callable 12/24/23 @ 100, MTN	2,424,549
361,000	Wells Fargo & Co., 3.00%, 2/19/25	391,487
290,000	Wells Fargo & Co., 1.34%(EUR003M+167bps), 5/4/25, Callable 5/4/24 @ 100, MTN(a)	368,597
2,334,000	Wells Fargo & Co., 2.41%(US0003M+83bps), 10/30/25, Callable 10/30/24 @ 100, MTN	2,464,587
2,194,000	Wells Fargo & Co., 3.00%, 4/22/26	2,414,859
1,695,000	Wells Fargo & Co., 3.58%(US0003M+131bps), 5/22/28, Callable 5/22/27 @ 100, MTN	1,920,374
1,570,000	Wells Fargo & Co., 2.88%(US0003M+117bps), 10/30/30, Callable 10/30/29 @ 100, MTN	1,704,248
891,000	Wells Fargo & Co., 3.07%(SOFR+253bps), 4/30/41, Callable 4/30/40 @ 100	966,025

		100,252,960

Beverages (0.6%):
6,718,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	8,506,681
1,575,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29, Callable 10/23/28 @ 100	1,942,443
644,000	Coca-Cola Co. (The), 2.13%, 9/6/29	688,173
557,000	Coca-Cola Co. (The), 1.65%, 6/1/30	570,912
1,241,000	Coca-Cola Co. (The), 1.38%, 3/15/31	1,237,551
390,000	Keurig Dr Pepper, Inc., 3.20%, 5/1/30, Callable 2/1/30 @ 100	441,535

		13,387,295

Biotechnology (0.5%):
160,000	AbbVie, Inc., 1.38%, 5/17/24, Callable 2/17/24 @ 100	203,921
140,000	AbbVie, Inc., 1.25%, 6/1/24, Callable 3/1/24 @ 100	177,624
1,240,000	AbbVie, Inc., 4.55%, 3/15/35, Callable 9/15/34 @ 100	1,567,345
1,993,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	2,504,811
470,000	AbbVie, Inc., 4.05%, 11/21/39, Callable 5/21/39 @ 100	562,044
363,000	AbbVie, Inc., 4.63%, 10/1/42, Callable 4/1/42 @ 100	462,951
623,000	Amgen, Inc., 3.15%, 2/21/40, Callable 8/21/39 @ 100	678,409
120,000	Amgen, Inc., 5.15%, 11/15/41, Callable 5/15/41 @ 100	165,064
705,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	890,186

Principal Amount		Value
Corporate Bonds, continued
Biotechnology, continued
$632,000	Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	$657,366
36,000	Gilead Sciences, Inc., 1.20%, 10/1/27, Callable 8/1/27 @ 100	36,266
1,414,000	Gilead Sciences, Inc., 4.15%, 3/1/47, Callable 9/1/46 @ 100	1,737,488

		9,643,475

Building Products (0.2%):
2,991,000	Carrier Global Corp., 2.24%, 2/15/25, Callable 1/15/25 @ 100	3,150,687

Capital Markets (2.1%):
50,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	54,000
2,221,000	Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	2,398,835
700,000	Bank of New York Mellon Corp. (The), 3.44% (US0003M+107bps), 2/7/28, Callable 2/7/27 @ 100, MTN	797,119
370,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313bps), 12/29/49, Callable 9/20/26 @ 100	393,125
537,000	Charles Schwab Corp. (The), 3.25%, 5/22/29, Callable 2/22/29 @ 100	615,659
1,435,000	Charles Schwab Corp. (The), Series E, 4.62% (US0003M+332bps), 12/29/49, Callable 3/1/22 @ 100	1,460,113
5,126,000	Goldman Sachs Group, Inc. (The), 2.88% (US0003M+82bps), 10/31/22, Callable 10/31/21 @ 100	5,222,528
1,460,000	Goldman Sachs Group, Inc. (The), 0.04% (EUR003M+55bps), 4/21/23, Callable 4/21/22 @ 100, MTN(a)	1,787,464
841,000	Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25, Callable 10/23/24 @ 100	927,021
4,635,000	Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25, Callable 3/1/25 @ 100	5,145,304
1,383,000	Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25, Callable 2/22/25 @ 100	1,550,960
2,420,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26, Callable 11/25/25 @ 100	2,731,740
425,000	Goldman Sachs Group, Inc. (The), 1.39% (US0003M+117bps), 5/15/26, Callable 5/15/25 @ 100	433,847
173,000	Goldman Sachs Group, Inc. (The), 3.85%, 1/26/27, Callable 1/26/26 @ 100	197,451
642,000	Intercontinental Exchange, Inc., 2.10%, 6/15/30, Callable 3/15/30 @ 100	666,383
986,000	Intercontinental Exchange, Inc., 1.85%, 9/15/32, Callable 6/15/32 @ 100	993,661
305,000	Moody’s Corp., 4.25%, 2/1/29, Callable 11/1/28 @ 100	364,623
3,602,000	Morgan Stanley, 3.77%(US0003M+114bps), 1/24/29, Callable 1/24/28 @ 100	4,162,608
9,239,000	Morgan Stanley, 2.70%(SOFR+114bps), 1/22/31, Callable 1/22/30 @ 100, MTN	10,051,173
216,000	Morgan Stanley, 3.62%(SOFR+312bps), 4/1/31, Callable 4/1/30 @ 100	250,122

See accompanying notes to the financial statements.

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$370,000	Northern Trust Corp., 1.95%, 5/1/30, Callable 2/1/30 @ 100	$384,409
196,000	State Street Corp., 2.90% (SOFRRATE+3bps), 3/30/26, Callable 3/30/25 @ 100	212,966
339,000	State Street Corp., 4.14% (US0003M+103bps), 12/3/29, Callable 12/3/28 @ 100	408,836
174,000	State Street Corp., 2.40%, 1/24/30	189,142
666,000	State Street Corp., Series F, 3.81% (US0003M+360bps), 12/31/49, Callable 3/15/21 @ 100	664,335
1,415,000	State Street Corp., Series H, 5.63% (US0003M+254bps), 12/31/99, Callable 12/15/23 @ 100	1,489,288

		43,552,712

Chemicals (0.3%):
570,000	Air Products and Chemicals, Inc., 2.80%, 5/15/50, Callable 11/15/49 @ 100	623,402
2,212,000	DowDuPont, Inc., 4.49%, 11/15/25, Callable 9/15/25 @ 100	2,582,539
265,000	Eastman Chemical Co., 3.50%, 12/1/21	272,659
689,000	Eastman Chemical Co., 3.80%, 3/15/25, Callable 12/15/24 @ 100	765,247
380,000	LYB International Finance III LLC, 4.20%, 5/1/50, Callable 11/1/49 @ 100	442,178
596,000	RPM International, Inc., 3.75%, 3/15/27, Callable 12/15/26 @ 100	659,067
440,000	Sherwin-Williams Co. (The), 4.20%, 1/15/22, Callable 10/15/21 @ 100	452,947
328,000	Sherwin-Williams Co. (The), 4.00%, 12/15/42, Callable 6/15/42 @ 100	389,743

		6,187,782

Commercial Services & Supplies (0.2%):
909,000	Republic Services, Inc., 3.38%, 11/15/27, Callable 8/15/27 @ 100	1,028,396
1,004,000	Republic Services, Inc., 3.95%, 5/15/28, Callable 2/15/28 @ 100	1,179,776
333,000	Republic Services, Inc., 1.45%, 2/15/31, Callable 11/15/30 @ 100	325,445
154,000	Waste Management, Inc., 4.10%, 3/1/45, Callable 9/1/44 @ 100	193,474
384,000	Waste Management, Inc., 4.15%, 7/15/49, Callable 1/15/49 @ 100	510,713

		3,237,804

Communications Equipment (0.1%):
1,210,000	Motorola Solutions, Inc., 4.60%, 5/23/29, Callable 2/23/29 @ 100	1,452,271
290,000	Motorola Solutions, Inc., 2.30%, 11/15/30, Callable 8/15/30 @ 100	294,712
369,000	Motorola Solutions, Inc., 5.50%, 9/1/44	469,591

		2,216,574

Consumer Finance (0.9%):
740,000	American Honda Finance Corp., 1.38%, 11/10/22	930,390
110,000	American Honda Finance Corp., 0.55%, 3/17/23	136,405
412,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	471,337

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$250,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	$253,677
473,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	485,771
2,169,000	General Motors Financial Co., Inc., 4.20%, 11/6/21	2,231,131
1,725,000	General Motors Financial Co., Inc., 3.45%, 1/14/22, Callable 12/14/21 @ 100	1,769,941
226,000	General Motors Financial Co., Inc., 5.20%, 3/20/23	247,840
1,724,000	General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	1,854,021
2,106,000	General Motors Financial Co., Inc., 5.10%, 1/17/24, Callable 12/17/23 @ 100	2,350,879
2,078,000	General Motors Financial Co., Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	2,281,239
384,000	General Motors Financial Co., Inc., 4.00%, 10/6/26, Callable 7/6/26 @ 100	431,420
1,420,000	Hyundai Capital America, 3.95%, 2/1/22(a)	1,469,329
2,065,000	Hyundai Capital America, 2.38%, 2/10/23(a)	2,129,988
717,000	Toyota Motor Credit Corp., 3.00%, 4/1/25, MTN	787,999

		17,831,367

Containers & Packaging (0.0%†):
397,000	International Paper Co., 4.40%, 8/15/47, Callable 2/15/47 @ 100	513,346

Diversified Consumer Services (0.1%):
145,000	California Institute of Technology, 4.32%, 8/1/45	196,350
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	540,457
114,000	Pres & Fellows of Harvar, 3.15%, 7/15/46, Callable 1/15/46 @ 100	134,463
575,000	Pres & Fellows of Harvar, 3.30%, 7/15/56, Callable 1/15/56 @ 100	713,698

		1,584,968

Diversified Financial Services (0.1%):
1,083,000	BP Capital Markets America, Inc., 3.41%, 2/11/26, Callable 12/11/25 @ 100	1,212,060

Diversified Telecommunication Services (1.3%):
2,000,000	AT&T, Inc., 0.44%, 11/27/22(a)(c)	1,983,171
561,000	AT&T, Inc., 2.75%, 6/1/31, Callable 3/1/31 @ 100	598,085
1,214,000	AT&T, Inc., 2.25%, 2/1/32, Callable 11/1/31 @ 100	1,230,203
554,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	670,703
190,000	AT&T, Inc., 3.15%, 9/4/36, Callable 6/4/36 @ 100	293,101
517,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100	667,155
490,000	AT&T, Inc., 2.60%, 5/19/38, Callable 11/19/37 @ 100	706,758
492,000	AT&T, Inc., 5.15%, 3/15/42	627,144
694,000	AT&T, Inc., 4.90%, 6/15/42	865,870
2,880,000	AT&T, Inc., 3.55%, 9/15/55, Callable 3/15/55 @ 100(a)	2,884,312
785,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100(a)	819,604
1,607,000	Verizon Communications, Inc., 4.13%, 3/16/27	1,888,847
990,000	Verizon Communications, Inc., 3.00%, 3/22/27, Callable 1/22/27 @ 100	1,096,918
1,524,000	Verizon Communications, Inc., 4.33%, 9/21/28	1,830,790
1,305,000	Verizon Communications, Inc., 4.02%, 12/3/29, Callable 9/3/29 @ 100	1,547,761

See accompanying notes to the financial statements.

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$1,105,000	Verizon Communications, Inc., 3.15%, 3/22/30, Callable 12/22/29 @ 100	$1,238,943
1,088,000	Verizon Communications, Inc., 1.50%, 9/18/30, Callable 6/18/30 @ 100	1,071,343
790,000	Verizon Communications, Inc., 1.75%, 1/20/31, Callable 10/20/30 @ 100	785,644
2,467,000	Verizon Communications, Inc., 4.27%, 1/15/36	3,052,637
261,000	Verizon Communications, Inc., 5.25%, 3/16/37	355,792
600,000	Verizon Communications, Inc., 2.88%, 1/15/38	961,215
470,000	Verizon Communications, Inc., 1.85%, 5/18/40, Callable 11/18/39 @ 100	658,305
217,000	Verizon Communications, Inc., 2.65%, 11/20/40, Callable 5/20/40 @ 100	217,907
380,000	Verizon Communications, Inc., 4.86%, 8/21/46	510,363

		26,562,571

Electric Utilities (2.2%):
430,000	AEP Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100	443,920
108,000	AEP Texas, Inc., Series G, 4.15%, 5/1/49, Callable 11/1/48 @ 100	134,138
527,000	AEP Texas, Inc., Series H, 3.45%, 1/15/50, Callable 7/15/49 @ 100	596,754
469,000	AEP Transmission Co. LLC, 3.75%, 12/1/47, Callable 6/1/47 @ 100	569,330
281,000	AEP Transmission Co. LLC, 4.25%, 9/15/48, Callable 3/15/48 @ 100	372,259
585,000	AEP Transmission Co. LLC, 3.15%, 9/15/49, Callable 3/15/49 @ 100	646,458
21,000	Alabama Power Co., 6.00%, 3/1/39	31,172
222,000	Alabama Power Co., 3.75%, 3/1/45, Callable 9/1/44 @ 100	266,887
204,000	Alabama Power Co., Series A, 4.30%, 7/15/48, Callable 1/15/48 @ 100	271,181
721,000	Alabama Power Co., 3.45%, 10/1/49, Callable 4/1/49 @ 100	851,093
205,000	Baltimore Gas & Electric Co., 3.50%, 8/15/46, Callable 2/15/46 @ 100	235,495
900,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	1,103,326
90,000	Baltimore Gas & Electric Co., 4.25%, 9/15/48, Callable 3/15/48 @ 100	117,321
95,000	Baltimore Gas & Electric Co., 3.20%, 9/15/49, Callable 3/15/49 @ 100	106,097
85,000	Commonwealth Edison Co., 4.60%, 8/15/43, Callable 2/15/43 @ 100	112,128
816,000	Dayton Power & Light Co. (The), 3.95%, 6/15/49, Callable 12/15/48 @ 100	946,316
119,000	DTE Electric Co., Series A, 4.05%, 5/15/48, Callable 11/15/47 @ 100	155,641
869,000	DTE Electric Co., 3.95%, 3/1/49, Callable 9/1/48 @ 100	1,127,292
118,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	140,730
976,000	Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	1,202,423

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$30,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48, Callable 9/15/47 @ 100	$37,338
1,819,000	Duke Energy Florida LLC, 2.50%, 12/1/29, Callable 9/1/29 @ 100	1,976,113
1,158,000	Duke Energy Florida LLC, 1.75%, 6/15/30, Callable 3/15/30 @ 100	1,182,218
646,000	Duke Energy Florida LLC, 3.40%, 10/1/46, Callable 4/1/46 @ 100	735,673
256,000	Duke Energy Florida LLC, 4.20%, 7/15/48, Callable 1/15/48 @ 100	331,746
555,000	Duke Energy Ohio, Inc., 3.65%, 2/1/29, Callable 11/1/28 @ 100	641,604
495,000	Duke Energy Ohio, Inc., 3.70%, 6/15/46, Callable 12/15/45 @ 100	583,471
95,000	Duke Energy Progress LLC, 3.45%, 3/15/29, Callable 12/15/28 @ 100	109,039
606,000	Duke Energy Progress LLC, 4.20%, 8/15/45, Callable 2/15/45 @ 100	765,531
170,000	Duke Energy Progress LLC, 3.70%, 10/15/46, Callable 4/15/46 @ 100	205,371
220,000	Duke Energy Progress, Inc., 5.70%, 4/1/35	303,528
255,000	Duke Energy Progress, Inc., 4.10%, 5/15/42, Callable 11/15/41 @ 100	311,151
635,000	Duke Energy Progress, Inc., 4.10%, 3/15/43, Callable 9/15/42 @ 100	789,672
1,011,000	Edison International, 2.40%, 9/15/22, Callable 8/15/22 @ 100	1,032,465
8,000	Edison International, 3.13%, 11/15/22, Callable 10/15/22 @ 100	8,306
60,000	Entergy Arkansas LLC, 3.70%, 6/1/24, Callable 3/1/24 @ 100	65,767
137,000	Entergy Louisiana LLC, 5.40%, 11/1/24	160,846
277,000	Entergy Louisiana LLC, 1.60%, 12/15/30, Callable 9/15/30 @ 100	278,952
789,000	Entergy Louisiana LLC, 4.00%, 3/15/33, Callable 12/15/32 @ 100	979,815
220,000	Entergy Louisiana LLC, 4.20%, 9/1/48, Callable 3/1/48 @ 100	287,202
193,000	Entergy Louisiana LLC, 2.90%, 3/15/51, Callable 9/15/50 @ 100	204,130
15,000	Exelon Corp., 2.45%, 4/15/21, Callable 3/15/21 @ 100	15,060
382,000	Exelon Corp., 5.63%, 6/15/35	515,312
272,000	Exelon Corp., 4.95%, 6/15/35, Callable 12/15/34 @ 100	341,941
193,000	FirstEnergy Corp., 2.05%, 3/1/25, Callable 2/1/25 @ 100	192,622
517,000	FirstEnergy Corp., 2.65%, 3/1/30, Callable 12/1/29 @ 100	516,928
203,000	FirstEnergy Corp., 7.38%, 11/15/31	288,618
636,000	FirstEnergy Corp., Series C, 3.40%, 3/1/50, Callable 9/1/49 @ 100	617,360
505,000	FirstEnergy Transmission LLC, 4.35%, 1/15/25, Callable 10/15/24 @ 100(a)	550,308
303,000	FirstEnergy Transmission LLC, 5.45%, 7/15/44, Callable 1/15/44 @ 100(a)	382,393

See accompanying notes to the financial statements.

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$990,000	FirstEnergy Transmission LLC, 4.55%, 4/1/49, Callable 10/1/48 @ 100(a)	$1,156,005
129,000	Florida Power & Light Co., 4.13%, 2/1/42, Callable 8/1/41 @ 100	163,697
1,041,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	1,300,559
396,000	Florida Power & Light Co., 3.99%, 3/1/49, Callable 9/1/48 @ 100	518,807
668,000	Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	766,710
40,000	ITC Holdings Corp., 2.70%, 11/15/22, Callable 10/15/22 @ 100	41,653
658,000	MidAmerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	737,235
1,639,000	MidAmerican Energy Co., 3.65%, 4/15/29, Callable 1/15/29 @ 100	1,941,367
399,000	MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100	457,989
705,000	Northern States Power Co., 2.90%, 3/1/50, Callable 9/1/49 @ 100	795,734
242,000	Northern States Power Co., 2.60%, 6/1/51, Callable 12/1/50 @ 100	253,889
739,000	NRG Energy, Inc., 2.45%, 12/2/27, Callable 10/2/27 @ 100(a)	771,486
275,000	Ohio Power Co., Series G, 6.60%, 2/15/33	377,890
362,000	Ohio Power Co., 4.00%, 6/1/49, Callable 12/1/48 @ 100	454,723
1,729,000	Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28, Callable 8/15/28 @ 100	2,019,611
220,000	Oncor Electric Delivery Co. LLC, 5.75%, 3/15/29, Callable 12/15/28 @ 100	287,008
271,000	Oncor Electric Delivery Co. LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100	331,110
144,000	Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49, Callable 3/15/49 @ 100	165,194
356,000	PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	393,190
535,000	Public Service Electric & Gas Co., 3.65%, 9/1/28, Callable 6/1/28 @ 100	622,776
340,000	Public Service Electric & Gas Co., 2.05%, 8/1/50, Callable 2/1/50 @ 100, MTN	317,763
1,206,000	Southern California Edison Co., Series E, 3.70%, 8/1/25, Callable 6/1/25 @ 100	1,356,393
1,000,000	Southern California Edison Co., Series 20C, 1.20%, 2/1/26, Callable 1/1/26 @ 100	1,008,420
872,000	Southern California Edison Co., Series A, 4.20%, 3/1/29, Callable 12/1/28 @ 100	1,017,003
267,000	Southern California Edison Co., 2.25%, 6/1/30, Callable 3/1/30 @ 100	277,316
215,000	Tampa Electric Co., 4.20%, 5/15/45, Callable 11/15/44 @ 100	261,363
335,000	Tampa Electric Co., 4.30%, 6/15/48, Callable 12/15/47 @ 100	433,612
3,000	Tampa Electric Co., 4.45%, 6/15/49, Callable 12/15/48 @ 100	3,926
500,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100	520,583

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$622,000	Virginia Electric & Power Co., Series C, 2.75%, 3/15/23, Callable 12/15/22 @ 100	$650,027
161,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	234,857
568,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	709,226
180,000	Virginia Electric and Power Co., 4.45%, 2/15/44, Callable 8/15/43 @ 100	234,470
391,000	Virginia Electric and Power Co., Series B, 4.20%, 5/15/45, Callable 11/15/44 @ 100	498,258
1,155,000	Vistra Operations Co. LLC, 4.30%, 7/15/29, Callable 4/15/29 @ 100(a)	1,305,150

		46,225,441

Electronic Equipment, Instruments & Components (0.0%†):
142,000	Corning, Inc., 5.85%, 11/15/68, Callable 5/15/68 @ 100	206,283

Entertainment (0.3%):
1,457,000	Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	1,656,256
670,000	Activision Blizzard, Inc., 2.50%, 9/15/50, Callable 3/15/50 @ 100	648,494
328,000	Electronic Arts, Inc., 4.80%, 3/1/26, Callable 12/1/25 @ 100	390,182
789,000	ViacomCBS, Inc., 4.38%, 3/15/43	932,089
2,591,000	Walt Disney Co. (The), 2.00%, 9/1/29, Callable 6/1/29 @ 100	2,704,631

		6,331,652

Equity Real Estate Investment Trusts (0.5%):
290,000	American Tower Corp., 3.95%, 3/15/29, Callable 12/15/28 @ 100	336,377
1,279,000	American Tower Corp., 3.80%, 8/15/29, Callable 5/15/29 @ 100	1,482,546
424,000	American Tower Corp., 2.90%, 1/15/30, Callable 10/15/29 @ 100	461,115
279,000	American Tower Corp., 2.10%, 6/15/30, Callable 3/15/30 @ 100	285,829
241,000	American Tower Corp., 1.88%, 10/15/30, Callable 7/15/30 @ 100	242,857
265,000	Boston Properties LP, 2.90%, 3/15/30, Callable 12/15/29 @ 100	282,096
623,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	702,273
2,244,000	Crown Castle International Corp., 3.10%, 11/15/29, Callable 8/15/29 @ 100	2,444,015
185,000	Crown Castle International Corp., 3.30%, 7/1/30, Callable 4/1/30 @ 100	206,703
366,000	Crown Castle International Corp., 5.20%, 2/15/49, Callable 8/15/48 @ 100	497,155
1,231,000	Equinix, Inc., 1.00%, 9/15/25, Callable 8/15/25 @ 100	1,229,386
1,168,000	Equinix, Inc., 3.20%, 11/18/29, Callable 8/18/29 @ 100	1,286,737
775,000	Prologis Euro Finance LLC, 1.50%, 9/10/49, Callable 3/10/49 @ 100	1,024,681
701,000	Realty Income Corp., 3.25%, 1/15/31, Callable 10/15/30 @ 100	794,752

		11,276,522

See accompanying notes to the financial statements.

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Food & Staples Retailing (0.0%†):
$157,000	Walmart, Inc., 3.25%, 7/8/29, Callable 4/8/29 @ 100	$181,798

Food Products (0.1%):
420,000	General Mills, Inc., 0.45%, 1/15/26, Callable 10/15/25 @ 100	523,488
509,000	Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	558,533
135,000	Pharmacia LLC, 6.60%, 12/1/28	187,039

		1,269,060

Gas Utilities (0.0%†):
461,000	Piedmont Natural Gas Co, Inc., 3.50%, 6/1/29, Callable 3/1/29 @ 100	527,505

Health Care Equipment & Supplies (0.1%):
525,000	Becton Dickinson and Co., 1.40%, 5/24/23, Callable 4/24/23 @ 100	661,119
607,000	Boston Scientific Corp., 2.65%, 6/1/30, Callable 3/1/30 @ 100	649,874
500,000	DH Europe Finance II Sarl, 1.80%, 9/18/49, Callable 3/18/49 @ 100	688,916
500,000	Medtronic Global Holdings SCA, 1.75%, 7/2/49, Callable 1/2/49 @ 100	705,027

		2,704,936

Health Care Providers & Services (1.3%):
232,000	Aetna, Inc., 4.50%, 5/15/42, Callable 11/15/41 @ 100	284,171
153,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	181,301
240,000	Anthem, Inc., 4.65%, 1/15/43	313,936
2,140,000	Cigna Corp., 3.75%, 7/15/23, Callable 6/15/23 @ 100	2,308,540
814,000	Cigna Corp., 3.50%, 6/15/24, Callable 3/17/24 @ 100	887,170
2,440,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	2,804,930
235,000	Cigna Corp., 4.50%, 2/25/26, Callable 11/27/25 @ 100	272,399
350,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	370,291
704,000	CVS Health Corp., 2.88%, 6/1/26, Callable 3/1/26 @ 100	773,408
1,845,000	CVS Health Corp., 3.00%, 8/15/26, Callable 6/15/26 @ 100	2,036,116
909,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	1,036,686
1,633,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	2,190,374
841,000	Hackensack Meridian Health, Inc., 2.88%, 9/1/50, Callable 3/1/50 @ 100	862,545
99,000	HCA, Inc., 5.25%, 4/15/25	115,459
2,077,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	2,450,860
595,000	HCA, Inc., 4.50%, 2/15/27, Callable 8/15/26 @ 100	691,688
1,561,000	Humana, Inc., 4.50%, 4/1/25, Callable 3/1/25 @ 100	1,793,566
1,144,000	Methodist Hospital (The), 2.71%, 12/1/50, Callable 6/1/50 @ 100	1,170,712

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$276,000	MidMichigan Health, 3.41%, 6/1/50, Callable 12/1/49 @ 100	$306,991
773,000	Sutter Health, Series 20A, 3.36%, 8/15/50, Callable 2/15/50 @ 100	842,345
937,000	The New York and Presbyterian Hospital, Series 2019, 3.95%, 8/1/19, Callable 2/1/19 @ 100	1,086,516
1,335,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	1,873,183
957,000	UnitedHealth Group, Inc., 4.20%, 1/15/47, Callable 7/15/46 @ 100	1,261,492

		25,914,679

Hotels, Restaurants & Leisure (0.3%):
1,200,000	McDonald’s Corp., Series G, 1.00%, 11/15/23, MTN(a)	1,514,632
321,000	McDonald’s Corp., 2.63%, 9/1/29, Callable 6/1/29 @ 100, MTN	351,116
1,030,000	McDonald’s Corp., 2.13%, 3/1/30, Callable 12/1/29 @ 100	1,084,780
226,000	McDonald’s Corp., 4.60%, 5/26/45, Callable 11/26/44 @ 100	294,226
701,000	McDonald’s Corp., 4.45%, 9/1/48, Callable 3/1/48 @ 100, MTN	915,534
1,322,000	Starbucks Corp., 2.25%, 3/12/30, Callable 12/12/29 @ 100	1,394,674
229,000	Starbucks Corp., 2.55%, 11/15/30, Callable 8/15/30 @ 100	247,284

		5,802,246

Industrial Conglomerates (0.2%):
785,000	3M Co., Series E, 0.95%, 5/15/23	987,988
413,000	General Electric Co., 6.88%, 1/10/39, MTN	604,759
208,000	General Electric Co., 4.13%, 10/9/42	243,830
406,000	Georgia-Pacific LLC, 1.75%, 9/30/25, Callable 8/30/25 @ 100(a)	424,439
810,000	Honeywell International, Inc., 0.75%, 3/10/32, Callable 12/10/31 @ 100	1,027,699

		3,288,715

Insurance (0.4%):
1,002,000	American International Group, Inc., 3.40%, 6/30/30, Callable 3/30/30 @ 100	1,144,104
572,000	Aon Corp., 4.50%, 12/15/28, Callable 9/15/28 @ 100	690,026
1,060,000	Aon Corp., 2.80%, 5/15/30, Callable 2/15/30 @ 100	1,157,204
333,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	416,185
480,000	Marsh & McLennan Cos., Inc., 1.35%, 9/21/26, Callable 6/21/26 @ 100	624,398
783,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29, Callable 12/15/28 @ 100	952,285
803,000	Marsh & McLennan Cos., Inc., 1.98%, 3/21/30, Callable 12/21/29 @ 100	1,118,954
339,000	Marsh & McLennan Cos., Inc., 2.25%, 11/15/30, Callable 8/15/30 @ 100	358,661
640,000	Metropolitan Life Global Funding I, 1.25%, 9/17/21(a)	790,941
290,000	Metropolitan Life Global Funding I, -0.25%, 9/23/22(a)	355,767

See accompanying notes to the financial statements.

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Insurance, continued
$414,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47, Callable 11/15/46 @ 100(a)	$516,814
474,000	Willis North America, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	517,997

		8,643,336

Internet & Direct Marketing Retail (0.2%):
637,000	Amazon.com, Inc., 3.88%, 8/22/37, Callable 2/22/37 @ 100	791,372
1,058,000	Booking Holdings, Inc., 4.10%, 4/13/25, Callable 3/13/25 @ 100	1,198,084
650,000	Booking Holdings, Inc., 1.80%, 3/3/27, Callable 12/3/26 @ 100	870,811
885,000	Expedia Group, Inc., 5.00%, 2/15/26, Callable 11/15/25 @ 100	986,100

		3,846,367

IT Services (1.1%):
450,000	Fidelity National Information Services, Inc., 0.13%, 12/3/22, Callable 11/3/22 @ 100	552,255
1,300,000	Fidelity National Information Services, Inc., 0.75%, 5/21/23, Callable 4/21/23 @ 100	1,618,795
600,000	Fidelity National Information Services, Inc., 2.95%, 5/21/39, Callable 2/21/39 @ 100	937,938
2,225,000	Fiserv, Inc., 3.50%, 7/1/29, Callable 4/1/29 @ 100	2,540,245
915,000	Fiserv, Inc., 1.63%, 7/1/30, Callable 4/1/30 @ 100	1,227,578
423,000	Global Payments, Inc., 3.20%, 8/15/29, Callable 5/15/29 @ 100	469,549
149,000	Global Payments, Inc., 2.90%, 5/15/30, Callable 2/15/30 @ 100	161,556
1,434,000	IBM Corp., 2.85%, 5/15/40, Callable 11/15/39 @ 100	1,528,564
1,810,000	International Business Machines Corp., 0.50%, 9/7/21	2,223,771
2,837,000	International Business Machines Corp., 3.30%, 5/15/26	3,202,303
3,056,000	Leidos, Inc., 4.38%, 5/15/30, Callable 2/15/30 @ 100(a)	3,651,920
1,110,000	Mastercard, Inc., 2.95%, 6/1/29, Callable 3/1/29 @ 100	1,249,315
1,725,000	MasterCard, Inc., 1.10%, 12/1/22, Callable 9/1/22 @ 100	2,157,330
484,000	PayPal Holdings, Inc., 1.65%, 6/1/25, Callable 5/1/25 @ 100	505,744
1,418,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	1,840,163

		23,867,026

Leisure Products (0.0%†):
318,000	Hasbro, Inc., 2.60%, 11/19/22	329,843

Life Sciences Tools & Services (0.1%):
1,000,000	Thermo Fisher Scientific, Inc., Series E, 1.88%, 10/1/49, Callable 4/1/49 @ 100, MTN	1,409,689

Machinery (0.0%†):
493,000	Otis Worldwide Corp., 2.57%, 2/15/30, Callable 11/15/29 @ 100	528,899
97,000	Parker-Hannifin Corp., 3.25%, 6/14/29, Callable 3/14/29 @ 100	109,609

		638,508

Principal Amount		Value
Corporate Bonds, continued
Media (1.0%):
$935,000	Comcast Corp., 3.30%, 4/1/27, Callable 2/1/27 @ 100	$1,061,088
613,000	Comcast Corp., 4.15%, 10/15/28, Callable 7/15/28 @ 100	733,735
3,457,000	Comcast Corp., 2.65%, 2/1/30, Callable 11/1/29 @ 100	3,765,370
1,663,000	Comcast Corp., 1.95%, 1/15/31, Callable 10/15/30 @ 100	1,707,963
282,000	Comcast Corp., 3.90%, 3/1/38, Callable 9/1/37 @ 100	343,182
180,000	Comcast Corp., 4.60%, 10/15/38, Callable 4/15/38 @ 100	235,256
599,000	Comcast Corp., 3.25%, 11/1/39, Callable 5/1/39 @ 100	676,426
941,000	Comcast Corp., 4.05%, 11/1/52, Callable 5/1/52 @ 100	1,202,782
692,000	Comcast Corp., 4.95%, 10/15/58, Callable 4/15/58 @ 100	1,048,674
313,000	Comcast Corp., 2.65%, 8/15/62, Callable 2/15/62 @ 100	313,371
338,000	COX Communications, Inc., 3.25%, 12/15/22(a)	355,546
1,708,000	COX Communications, Inc., 3.15%, 8/15/24, Callable 6/15/24 @ 100(a)	1,851,150
80,000	COX Communications, Inc., 3.35%, 9/15/26, Callable 6/15/26 @ 100(a)	89,915
611,000	Discovery Communications LLC, 1.90%, 3/19/27, Callable 12/19/26 @ 100	799,755
5,730,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)	5,772,019
280,000	NBCUniversal Media LLC, 5.95%, 4/1/41	426,974
493,000	NBCUniversal Media LLC, 4.45%, 1/15/43	643,080

		21,026,286

Metals & Mining (0.0%†):
220,000	Newmont Mining Corp., 4.88%, 3/15/42, Callable 9/15/41 @ 100	297,477
192,000	Steel Dynamics, Inc., 2.80%, 12/15/24, Callable 11/15/24 @ 100	205,920

		503,397

Multiline Retail (0.0%†):
194,000	Dollar General Corp., 3.50%, 4/3/30, Callable 1/3/30 @ 100	222,976

Multi-Utilities (0.3%):
290,000	Ameren Illinois Co., 3.80%, 5/15/28, Callable 2/15/28 @ 100	337,602
5,000	Ameren Illinois Co., 4.15%, 3/15/46, Callable 9/15/45 @ 100	6,319
785,000	Ameren Illinois Co., 3.25%, 3/15/50, Callable 9/15/49 @ 100	898,995
130,000	CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42, Callable 2/1/42 @ 100	152,204
176,000	CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/48, Callable 9/1/47 @ 100	225,183
1,160,000	CenterPoint Energy Resources Corp., 1.75%, 10/1/30, Callable 7/1/30 @ 100	1,168,142
301,000	Consumers Energy Co., 3.80%, 11/15/28, Callable 8/15/28 @ 100	353,578

See accompanying notes to the financial statements.

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Multi-Utilities, continued
$212,000	Consumers Energy Co., 4.35%, 4/15/49, Callable 10/15/48 @ 100	$292,395
531,000	Consumers Energy Co., 3.75%, 2/15/50, Callable 8/15/49 @ 100	668,307
1,137,000	Consumers Energy Co., 3.10%, 8/15/50, Callable 2/15/50 @ 100	1,303,122

		5,405,847

Oil, Gas & Consumable Fuels (1.8%):
90,000	Boardwalk Pipelines, LP, 4.80%, 5/3/29, Callable 2/3/29 @ 100	103,070
1,010,000	Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100(a)	1,133,221
1,223,000	Cameron LNG LLC, 3.40%, 1/15/38, Callable 7/15/37 @ 100(a)	1,331,052
2,413,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	2,810,179
598,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25, Callable 10/2/24 @ 100	694,428
310,000	Chevron USA, Inc., 2.34%, 8/12/50, Callable 2/12/50 @ 100	299,834
254,000	Concho Resources, Inc., 2.40%, 2/15/31, Callable 11/15/30 @ 100^	265,391
1,628,000	Diamondback Energy, Inc., 3.50%, 12/1/29, Callable 9/1/29 @ 100	1,733,820
1,864,000	Energy Transfer Operating LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	2,036,420
928,000	Energy Transfer Partners LP, 4.75%, 1/15/26, Callable 10/15/25 @ 100	1,028,920
171,000	Energy Transfer Partners LP, 4.20%, 4/15/27, Callable 1/15/27 @ 100	187,886
184,000	Enterprise Products Operating LLC, 7.55%, 4/15/38	280,828
673,000	Enterprise Products Operating LLC, 4.85%, 8/15/42, Callable 2/15/42 @ 100	830,487
1,090,000	Exxon Mobil Corp., 1.41%, 6/26/39, Callable 12/26/38 @ 100	1,393,712
165,000	Kinder Morgan Energy Partners LP, 5.00%, 8/15/42, Callable 2/15/42 @ 100	190,455
190,000	Kinder Morgan Energy Partners LP, 5.00%, 3/1/43, Callable 9/1/42 @ 100	219,739
141,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	176,307
218,000	Kinder Morgan, Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	265,513
1,372,000	Marathon Petroleum Corp., 4.50%, 5/1/23, Callable 4/1/23 @ 100	1,486,905
263,000	Marathon Petroleum Corp., 6.50%, 3/1/41, Callable 9/1/40 @ 100	352,749
218,000	MPLX LP, 3.38%, 3/15/23, Callable 2/15/23 @ 100	231,353
608,000	MPLX LP, 5.25%, 1/15/25, Callable 1/15/21 @ 102.63	624,720
2,750,000	NGPL PipeCo LLC, 4.38%, 8/15/22, Callable 5/15/22 @ 100(a)	2,865,499
155,000	NGPL PipeCo LLC, 7.77%, 12/15/37(a)	209,250
259,000	NGPL PipeCo. LLC, 4.88%, 8/15/27, Callable 2/15/27 @ 100(a)	292,670

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$964,000	Northern Natural Gas Co., 4.30%, 1/15/49, Callable 7/15/48 @ 100(a)	$1,166,608
1,203,000	Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	1,368,752
2,392,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25, Callable 12/1/24 @ 100	2,783,690
879,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100	1,036,121
687,000	Sabine Pass Liquefaction LLC, 4.20%, 3/15/28, Callable 9/15/27 @ 100	788,333
1,323,000	Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27, Callable 7/1/27 @ 100	1,443,724
220,000	Texas Eastern Transmission LP, 2.80%, 10/15/22, Callable 7/15/22 @ 100(a)	227,449
884,000	Texas Eastern Transmission LP, 3.50%, 1/15/28, Callable 10/15/27 @ 100(a)	968,007
1,119,000	Texas Eastern Transmission LP, 4.15%, 1/15/48, Callable 7/15/47 @ 100(a)	1,250,850
2,857,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	3,739,615
1,820,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/28, Callable 12/15/27 @ 100	2,098,112
208,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	234,041
47,000	Williams Cos., Inc., 7.88%, 9/1/21	49,273
240,000	Williams Cos., Inc., Series A, 7.50%, 1/15/31	321,526

		38,520,509

Pharmaceuticals (0.1%):
159,000	Bristol-Myers Squibb Co., 3.90%, 2/20/28, Callable 11/20/27 @ 100	187,681
500,000	Eli Lilly & Co., 1.70%, 11/1/49, Callable 5/1/49 @ 100	719,204
313,000	Johnson & Johnson, 2.90%, 1/15/28, Callable 10/15/27 @ 100	352,911
367,000	Merck & Co., Inc., 1.45%, 6/24/30, Callable 3/24/30 @ 100	370,201
244,000	Pfizer, Inc., 3.45%, 3/15/29, Callable 12/15/28 @ 100	284,556
368,000	Pfizer, Inc., 2.63%, 4/1/30, Callable 1/1/30 @ 100	407,513
222,000	Wyeth LLC, 5.95%, 4/1/37	334,100

		2,656,166

Professional Services (0.3%):
4,291,000	RELX Capital, Inc., 3.50%, 3/16/23, Callable 2/16/23 @ 100	4,567,138
390,000	RELX Capital, Inc., 4.00%, 3/18/29, Callable 12/18/28 @ 100	462,120
897,000	RELX Capital, Inc., 3.00%, 5/22/30, Callable 2/22/30 @ 100	997,197

		6,026,455

Real Estate Management & Development (0.2%):
3,340,000	CC Holdings GS V LLC, 3.85%, 4/15/23	3,586,498
915,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	951,904

		4,538,402

See accompanying notes to the financial statements.

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Road & Rail (0.5%):
$143,000	Burlington Northern Santa Fe LLC, 4.15%, 12/15/48, Callable 6/15/48 @ 100	$190,969
1,532,000	CSX Corp., 2.60%, 11/1/26, Callable 8/1/26 @ 100	1,671,472
64,000	CSX Corp., 3.80%, 3/1/28, Callable 12/1/27 @ 100	74,391
508,000	CSX Corp., 4.30%, 3/1/48, Callable 9/1/47 @ 100	654,854
461,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	508,500
910,000	Norfolk Southern Corp., 2.55%, 11/1/29, Callable 8/1/29 @ 100	980,574
135,000	Norfolk Southern Corp., 4.45%, 6/15/45, Callable 12/15/44 @ 100	175,043
243,000	Norfolk Southern Corp., 3.40%, 11/1/49, Callable 5/1/49 @ 100	275,284
260,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%, 3/10/25, Callable 1/10/25 @ 100(a)	291,014
520,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100(a)	589,038
496,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 1.20%, 11/15/25, Callable 10/15/25 @ 100(a)	499,733
451,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 4.45%, 1/29/26, Callable 11/29/25 @ 100(a)	521,995
120,000	Ryder System, Inc., 2.50%, 9/1/24, Callable 8/1/24 @ 100, MTN	126,917
711,000	Ryder System, Inc., 3.35%, 9/1/25, Callable 8/1/25 @ 100, MTN	791,508
289,000	Union Pacific Corp., 4.05%, 11/15/45, Callable 5/15/45 @ 100	353,387
102,000	Union Pacific Corp., 4.50%, 9/10/48, Callable 3/10/48 @ 100	135,606
1,102,000	Union Pacific Corp., 3.80%, 10/1/51, Callable 4/1/51 @ 100	1,342,268
290,000	Union Pacific Corp., 3.88%, 2/1/55, Callable 8/1/54 @ 100	355,087
400,769	Union Pacific Railroad Co., Series 2014-1, 3.23%, 5/14/26	441,972

		9,979,612

Semiconductors & Semiconductor Equipment (1.0%):
50,000	Analog Devices, Inc., 4.50%, 12/5/36, Callable 6/5/36 @ 100	59,872
7,000	Analog Devices, Inc., 5.30%, 12/15/45, Callable 6/15/45 @ 100	9,704
97,000	Applied Materials, Inc., 3.30%, 4/1/27, Callable 1/1/27 @ 100	110,313
1,294,000	Applied Materials, Inc., 1.75%, 6/1/30, Callable 3/1/30 @ 100	1,339,678
3,393,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27, Callable 10/15/26 @ 100	3,814,388
1,916,000	Broadcom, Inc., 4.70%, 4/15/25, Callable 3/15/25 @ 100	2,194,565
1,349,000	Broadcom, Inc., 4.25%, 4/15/26, Callable 2/15/26 @ 100	1,535,815
803,000	Broadcom, Inc., 4.75%, 4/15/29, Callable 1/15/29 @ 100	959,134
2,073,000	Intel Corp., 2.45%, 11/15/29, Callable 8/15/29 @ 100	2,237,018
708,000	KLA Corp., 3.30%, 3/1/50, Callable 8/28/49 @ 100	790,616

Principal Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$841,000	KLA-Tencor Corp., 4.10%, 3/15/29, Callable 12/15/28 @ 100	$1,006,097
102,000	KLA-Tencor Corp., 5.00%, 3/15/49, Callable 9/15/48 @ 100	142,002
1,734,000	Lam Research Corp., 3.80%, 3/15/25, Callable 12/15/24 @ 100	1,941,641
363,000	Lam Research Corp., 3.75%, 3/15/26, Callable 1/15/26 @ 100	415,413
486,000	Lam Research Corp., 4.88%, 3/15/49, Callable 9/15/48 @ 100	704,580
507,000	NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	572,970
1,652,000	NVIDIA Corp., 2.85%, 4/1/30, Callable 1/1/30 @ 100	1,848,882
293,000	NVIDIA Corp., 3.50%, 4/1/50, Callable 10/1/49 @ 100	353,751
805,000	QUALCOMM, Inc., 4.30%, 5/20/47, Callable 11/20/46 @ 100	1,090,980
637,000	Texas Instruments, Inc., 1.75%, 5/4/30, Callable 2/4/30 @ 100	655,756

		21,783,175

Software (0.7%):
1,438,000	Autodesk, Inc., 2.85%, 1/15/30, Callable 10/15/29 @ 100	1,594,539
156,000	Microsoft Corp., 4.20%, 11/3/35, Callable 5/3/35 @ 100	204,982
166,000	Microsoft Corp., 3.50%, 11/15/42	202,653
793,000	Microsoft Corp., 3.75%, 2/12/45, Callable 8/12/44 @ 100	1,019,301
281,000	Microsoft Corp., 3.70%, 8/8/46, Callable 2/8/46 @ 100	354,651
1,228,000	Oracle Corp., 2.95%, 11/15/24, Callable 9/15/24 @ 100	1,332,407
1,620,000	Oracle Corp., 2.80%, 4/1/27, Callable 2/1/27 @ 100	1,781,969
2,315,000	Oracle Corp., 3.25%, 11/15/27, Callable 8/15/27 @ 100	2,639,747
387,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	486,911
546,000	Oracle Corp., 3.90%, 5/15/35, Callable 11/15/34 @ 100	666,669
159,000	Oracle Corp., 3.85%, 7/15/36, Callable 1/15/36 @ 100	191,267
964,000	Oracle Corp., 3.80%, 11/15/37, Callable 5/15/37 @ 100	1,154,690
1,983,000	Oracle Corp., 3.60%, 4/1/40, Callable 10/1/39 @ 100	2,321,800

		13,951,586

Specialty Retail (0.2%):
260,000	Home Depot, Inc. (The), 5.88%, 12/16/36	393,708
131,000	Home Depot, Inc. (The), 5.95%, 4/1/41, Callable 10/1/40 @ 100	203,667
157,000	Home Depot, Inc. (The), 4.20%, 4/1/43, Callable 10/1/42 @ 100	203,691
267,000	Lowe’s Cos, Inc., 1.70%, 10/15/30, Callable 7/15/30 @ 100	269,247

See accompanying notes to the financial statements.

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Specialty Retail, continued
$2,126,000	Lowe’s Cos., Inc., 4.00%, 4/15/25, Callable 3/15/25 @ 100	$2,415,413
163,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	201,803

		3,687,529

Technology Hardware, Storage & Peripherals (0.3%):
1,255,000	Apple, Inc., 1.00%, 11/10/22	1,570,102
794,000	Apple, Inc., 3.85%, 5/4/43	1,008,272
190,000	Apple, Inc., 2.95%, 9/11/49, Callable 3/11/49 @ 100	211,684
698,000	Apple, Inc., 2.55%, 8/20/60, Callable 2/20/60 @ 100	715,223
720,000	Dell International LLC/EMC Corp., 8.10%, 7/15/36, Callable 1/15/36 @ 100(a)	1,059,245
1,234,000	Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	1,398,775

		5,963,301

Textiles, Apparel & Luxury Goods (0.1%):
1,293,000	NIKE, Inc., 2.75%, 3/27/27, Callable 1/27/27 @ 100	1,429,729
243,000	NIKE, Inc., 3.38%, 3/27/50, Callable 9/27/49 @ 100	298,812

		1,728,541

Tobacco (0.5%):
1,269,000	Altria Group, Inc., 4.80%, 2/14/29, Callable 11/14/28 @ 100	1,515,224
900,000	Altria Group, Inc., 3.13%, 6/15/31, Callable 3/15/31 @ 100	1,309,176
1,235,000	Altria Group, Inc., 5.80%, 2/14/39, Callable 8/14/38 @ 100	1,623,510
392,000	BAT Capital Corp., 3.22%, 9/6/26, Callable 7/6/26 @ 100	431,186
282,000	BAT Capital Corp., 4.70%, 4/2/27, Callable 2/2/27 @ 100	332,153
209,000	BAT Capital Corp., 3.56%, 8/15/27, Callable 5/15/27 @ 100	232,780
1,233,000	BAT Capital Corp., 4.91%, 4/2/30, Callable 1/2/30 @ 100	1,487,346
1,180,000	BAT Capital Corp., 2.73%, 3/25/31, Callable 12/25/30 @ 100	1,222,213
114,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	126,298
700,000	Philip Morris International, Inc., 1.45%, 8/1/39, Callable 5/1/39 @ 100	869,342
1,602,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	1,821,994
228,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	291,223

		11,262,445

Wireless Telecommunication Services (0.6%):
3,875,625	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	3,913,154
8,102,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100(a)	9,215,401

		13,128,555

Total Corporate Bonds (Cost $547,817,014)		579,847,435

Principal Amount		Value
Foreign Bonds (4.2%):
Aerospace & Defense (0.2%):
$1,100,000	Airbus SE, 2.00%, 4/7/28, Callable 1/7/28 @ 100+(a)	$1,500,056
545,000	Rolls-Royce plc, Series E, 2.13%, 6/18/21+(a)	667,358
1,000,000	Thales SA, -0.17%, 5/31/22, Callable 4/30/22 @ 100+(a)	1,224,388
1,200,000	Thales SA, 0.75%, 6/7/23, Callable 3/7/23 @ 100+(a)	1,493,833
100,000	Thales SA, 0.75%, 1/23/25, Callable 10/23/24 @ 100+(a)	125,479

		5,011,114

Auto Components (0.0%†):
630,000	Conti-Gummi Finance BV, 1.13%, 9/25/24, Callable 6/25/24 @ 100+(a)	795,613

Automobiles (0.1%):
995,000	Daimler International Finance BV, Series E, 0.25%, 8/9/21+(a)	1,219,287
310,000	Daimler International Finance BV, Series E, 0.25%, 11/6/23+(a)	380,977
710,000	Volkswagen Financial Services AG, Series E, 0.75%, 10/14/21+(a)	873,990

		2,474,254

Banks (0.9%):
900,000	Banco de Sabadell SA, 1.13%(EUSA1+155bps), 3/11/27, Callable 3/11/26 @ 100+(a)	1,135,897
1,100,000	Banque Federative du Credit Mutuel SA, Series E, 0.13%, 8/30/21+(a)	1,348,816
600,000	Banque Federative du Credit Mutuel SA, Series E, 0.75%, 6/15/23+(a)	750,896
1,625,000	BNP Paribas, 1.13%, 1/15/23+(a)	2,040,763
500,000	BPCE SA, 0.25%, 1/15/26+(a)	619,291
800,000	Credit Mutuel Arkea SA, 0.01%, 1/28/26+(a)	977,928
300,000	de Volksbank NV, 1.75%(EUSA5+2.10bps), 10/22/30, Callable 10/22/25 @ 100+(a)	386,716
300,000	Erste Group Bank AG, 1.63%(EUAMDB05+210bps), 9/8/31, Callable 6/8/26 @ 100+(a)	382,663
540,000	FCA Bank SpA, 0.50%, 9/18/23, Callable 6/18/23 @ 100+(a)	665,754
1,677,000	ING Bank NV, 3.62%(EUSA5+225bps), 2/25/26, Callable 2/25/21 @ 100+(a)	2,058,052
400,000	KBC Group NV, Series E, 1.13%, 1/25/24+(a)	505,967
440,000	Mizuho Financial Group, Inc., Series E, 0.52%, 6/10/24+(a)	547,884
435,000	Simon International Finance SCA, 1.38%, 11/18/22, Callable 8/18/22 @ 100+(a)	543,162
705,000	Skandinaviska Enskilda Banken AB, 0.38%, 2/11/27+(a)	875,517
2,500,000	Societe Generale, -0.28%, 5/27/22+(a)	3,065,978
1,000,000	Toronto-Dominion Bank (The), Series E, 0.38%, 4/25/24+(a)	1,239,620

		17,144,904

Beverages (0.1%):
360,000	Asahi Group Holdings, Ltd., 0.16%, 10/23/24, Callable 9/23/24 @ 100+(a)	441,971
600,000	Pernod Ricard SA, -0.10%, 10/24/23, Callable 9/24/23 @ 100+(a)	734,904

		1,176,875

See accompanying notes to the financial statements.

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Foreign Bonds, continued
Capital Markets (0.2%):
$900,000	Credit Suisse Group AG, 3.25%(EUAMDB01+350bps), 4/2/26, Callable 4/2/25 @ 100+(a)	$1,242,523
700,000	Deutsche Bank AG, 1.00%(EUR003M+1.60bps), 11/19/25, Callable 11/19/24 @ 100+(a)	868,512
1,170,000	UBS Group AG, 0.25%(EUSA1+55bps), 1/29/26, Callable 1/29/25 @ 100+(a)	1,439,865
240,000	UBS Group AG, 0.25%(EUSA1+0.77bps), 11/5/28, Callable 11/5/27 @ 100+(a)	293,924

		3,844,824

Chemicals (0.1%):
800,000	Air Liquide Finance SA, Series E, 0.38%, 4/18/22, Callable 1/18/22 @ 100+(a)	983,537
100,000	Arkema SA, 0.13%, 10/14/26, Callable 7/14/26 @ 100+(a)	123,225
390,000	Covestro AG, 0.88%, 2/3/26, Callable 11/3/25 @ 100+(a)	494,914

		1,601,676

Construction & Engineering (0.0%†):
500,000	APRR SA, -0.20%, 1/20/23+(a)	613,257

Consumer Finance (0.0%†):
570,000	Toyota Motor Finance Netherlands BV, Series E, 0.25%, 1/10/22+(a)	699,927

Diversified Financial Services (0.8%):
660,000	BAT International Finance plc, Series E, 0.88%, 10/13/23, Callable 7/13/23 @ 100+(a)	822,874
515,000	BAT International Finance plc, 1.25%, 3/13/27, Callable 12/13/26 @ 100+(a)	653,251
1,810,000	BMW Finance NV, -0.11%, 4/14/23+(a)	2,216,563
825,000	BP Capital Matkets plc, 3.25%(EUSA5+388bps), 12/31/99, Callable 3/22/26 @ 100+(a)	1,073,294
330,000	Enel Finance International NV, Series E, -0.11%, 6/17/24, Callable 5/17/24 @ 100+(a)	404,621
320,000	Holcim Finance Luxembourg SA, 0.50%, 4/23/31, Callable 1/23/31 @ 100+(a)	392,027
670,000	OP Corporate Bank plc, 0.50%, 8/12/25+(a)	839,041
1,900,000	OP Corporate Bank plc, 1.63%(EUSA5+200bps), 6/9/30, Callable 6/9/25 @ 100+(a)	2,408,356
400,000	Total Capital International SA, Series E, 2.13%, 11/19/21+(a)	499,224
400,000	Total Capital International SA, Series E, 2.13%, 3/15/23+(a)	514,361
1,200,000	Volvo Treasury AB, Series E, 0.10%(EUR003M+65bps), 9/13/21+(a)	1,469,339
300,000	Volvo Treasury AB, -0.06%, 2/11/23+(a)	366,899
700,000	Vonovia Finance BV, 0.75%, 1/25/22+(a)	863,698
1,500,000	Vonovia Finance BV, Series E, 0.13%, 4/6/23, Callable 3/6/23 @ 100+(a)	1,842,867

		14,366,415

Diversified Telecommunication Services (0.2%):
200,000	Orange SA, Series E, 0.75%, 9/11/23, Callable 6/11/23 @ 100+(a)	250,059
540,000	Telenor ASA, Series E, -0.19%, 9/25/23, Callable 6/25/23 @ 100+(a)	663,109
1,705,000	Telstra Corp., Ltd., Series E, 3.50%, 9/21/22+(a)	2,214,478

		3,127,646

Principal Amount		Value
Foreign Bonds, continued
Electric Utilities (0.2%):
$1,200,000	Iberdrola International BV, 1.87%(EUSA5+232.10bps), 12/31/99, Callable 1/28/26 @ 100+(a)	$1,507,567
470,000	National Grid Electricity Transmission, 0.19%, 1/20/25, Callable 10/20/24 @ 100+(a)	580,159
500,000	RTE Reseau de Transport d’Electricite, Series E, 1.63%, 10/8/24, Callable 7/8/24 @ 100+(a)	650,519
900,000	RTE Reseau de Transport d’Electricite SADIR, 4.13%, 2/3/21+(a)	1,103,114

		3,841,359

Electrical Equipment (0.1%):
1,565,000	Eaton Capital Unlimited Co., 0.02%, 5/14/21, Callable 4/14/21 @ 100+(a)	1,912,210
400,000	Schneider Electric SE, -0.22%, 6/12/23, Callable 5/12/23 @ 100+(a)	491,197
400,000	Schneider Electric SE, Series E, 0.25%, 9/9/24, Callable 6/9/24 @ 100+(a)	496,630

		2,900,037

Electronic Equipment, Instruments & Components (0.1%):
750,000	Amphenol Technologies Holding GmbH, 0.75%, 5/4/26, Callable 2/4/26 @ 100+(a)	947,974

Equity Real Estate Investment Trusts (0.0%†):
200,000	Icade Sante SAS, 1.38%, 9/17/30, Callable 6/17/30 @ 100+(a)	261,168

Health Care Equipment & Supplies (0.2%):
730,000	DH Europe Finance II Sarl, 0.20%, 3/18/26, Callable 12/18/25 @ 100+	899,361
265,000	DH Europe Finance II Sarl, 1.35%, 9/18/39, Callable 3/18/39 @ 100+	347,358
1,970,000	Medtronic Global Holdings SCA, -0.20%, 12/2/22, Callable 11/2/22 @ 100+	2,415,581
320,000	Medtronic Global Holdings SCA, 1.38%, 10/15/40, Callable 4/15/40 @ 100+	424,970

		4,087,270

Independent Power and Renewable Electricity Producers (0.0%†):
100,000	Eurogrid GmbH, 1.11%, 5/15/32, Callable 2/15/32 @ 100+(a)	133,253

Industrial Conglomerates (0.1%):
2,215,000	Siemens Financieringsmaatschappij NV, Series E, -0.34%, 9/5/21+(a)	2,711,912

IT Services (0.1%):
700,000	Amadeus IT Group SA, 2.88%, 5/20/27, Callable 2/20/27 @ 100+(a)	960,054
700,000	Amadeus IT Group SA, 1.88%, 9/24/28, Callable 6/24/28 @ 100+(a)	910,640

		1,870,694

Machinery (0.0%†):
600,000	KION Group AG, 1.63%, 9/24/25, Callable 6/24/25 @ 100+(a)	729,407

Media (0.2%):
870,000	Informa plc, 2.13%, 10/6/25, Callable 7/6/25 @ 100+(a)	1,118,056
685,000	Informa plc, 1.25%, 4/22/28, Callable 1/22/28 @ 100+(a)	837,526

See accompanying notes to the financial statements.

17

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Foreign Bonds, continued
Media, continued
$600,000	JCDecaux SA, 2.00%, 10/24/24, Callable 7/24/24 @ 100+(a)	$775,499
610,000	SES SA, 2.00%, 7/2/28, Callable 4/2/28 @ 100+(a)	802,209
495,000	Sky, Ltd., Series E, 1.50%, 9/15/21+(a)	612,185
160,000	WPP Finance SA, 2.38%, 5/19/27+(a)	218,792

		4,364,267

Multi-Utilities (0.2%):
1,300,000	E.ON SE, Series E, -0.21%, 10/24/22, Callable 9/24/22 @ 100+(a)	1,593,880
395,000	ESB Finance DAC, Series E, 3.49%, 1/12/24+(a)	534,083
280,000	Innogy Finance BV, Series E, 0.75%, 11/30/22, Callable 8/30/22 @ 100+(a)	347,326
200,000	Redexis Gas Finance BV, 1.88%, 5/28/25, Callable 2/28/25 @ 100+(a)	259,851
100,000	Suez SA, 1.63%(EUAMDB05+215.10bps), 12/31/99, Callable 6/1/26 @ 100+(a)	121,294
100,000	Terega SA, 0.88%, 9/17/30, Callable 6/17/30 @ 100+(a)	125,508
1,300,000	Veolia Environnement SA, Series E, 0.67%, 3/30/22, Callable 12/30/21 @ 100+(a)	1,602,393
200,000	Veolia Environnement SA, 1.59%, 1/10/28, Callable 10/10/27 @ 100+(a)	269,261
100,000	Veolia Environnement SA, 0.80%, 1/15/32, Callable 10/15/31 @ 100+(a)	128,088

		4,981,684

Oil, Gas & Consumable Fuels (0.1%):
720,000	Digital Dutch Finco BV, 1.50%, 3/15/30, Callable 12/15/29 @ 100+(a)	947,019
600,000	Digital Dutch Finco BV, 1.00%, 1/15/32, Callable 10/15/31 @ 100+(a)	757,250
390,000	Equinor ASA, 1.38%, 5/22/32, Callable 2/22/32 @ 100+(a)	530,981

		2,235,250

Paper & Forest Products (0.0%†):
160,000	Stora Enso Oyj, 0.63%, 12/2/30, Callable 9/2/30 @ 100+(a)	198,603

Pharmaceuticals (0.2%):
475,000	Abbott Ireland Financing DAC, 0.88%, 9/27/23, Callable 8/27/23 @ 100+(a)	597,314
490,000	Abbott Ireland Financing DAC, 0.10%, 11/19/24, Callable 10/19/24 @ 100+(a)	603,865
500,000	Merck Financial Services GmbH, 0.13%, 7/16/25, Callable 4/16/25 @ 100+(a)	618,534
1,125,000	Takeda Pharmaceutical Co., Ltd., 2.00%, 7/9/40, Callable 1/9/40 @ 100+	1,558,211
840,000	Upjohn Finance BV, 1.02%, 6/23/24, Callable 5/23/24 @ 100+(a)	1,057,934

		4,435,858

Professional Services (0.0%†):
520,000	RELX Finance BV, -0.07%, 3/18/24, Callable 2/18/24 @ 100+(a)	636,625
220,000	Wolters Kluwer NV, 0.75%, 7/3/30, Callable 4/3/30 @ 100+(a)	280,120

		916,745

Principal Amount		Value
Foreign Bonds, continued
Textiles, Apparel & Luxury Goods (0.1%):
$100,000	Kering SA, 0.75%, 5/13/28, Callable 2/13/28 @ 100+(a)	$128,353
200,000	LVMH Moet Hennessy Louis Vuitton SE, Series E, -0.27%, 2/28/21+(a)	244,404
690,000	LVMH Moet Hennessy Louis Vuitton SE, Series E, 0.38%, 5/26/22, Callable 2/26/22 @ 100+(a)	849,059

		1,221,816

Transportation Infrastructure (0.0%†):
370,000	Heathrow Funding, Ltd., 1.50%, 10/12/25, Callable 7/12/25 @ 100+(a)	472,277

Total Foreign Bonds (Cost $78,460,119)		87,166,079

Yankee Debt Obligations (6.2%):
Airlines (0.0%†):
202,999	Air Canada Pass Through Trust, Class B, Series 2015-2, 5.00%, 6/15/25(a)	196,909
300,696	Air Canada Pass Through Trust, Class A, Series 2017-1, 3.30%, 7/15/31(a)	291,743

		488,652

Auto Components (0.1%):
1,478,000	Magna International, Inc., 2.45%, 6/15/30, Callable 3/15/30 @ 100	1,588,282

Banks (2.2%):
2,800,000	Banco Santander SA, 2.71%, 6/27/24	2,985,416
2,175,000	Barclays plc, 4.61%(US0003M+140bps), 2/15/23, Callable 2/15/22 @ 100	2,267,111
3,033,000	Barclays plc, 4.34%(US0003M+136bps), 5/16/24, Callable 5/16/23 @ 100	3,275,641
423,000	BNP Paribas SA, 3.50%, 3/1/23(a)	449,649
1,192,000	BNP Paribas SA, 3.38%, 1/9/25(a)	1,299,661
803,000	BNP Paribas SA, 2.82%(US0003M+1bps), 11/19/25, Callable 11/19/24 @ 100(a)	856,738
1,172,000	BPCE SA, 2.70%, 10/1/29(a)	1,263,247
250,000	Danske Bank A/S, 3.00%(US0003M+125bps), 9/20/22, Callable 9/20/21 @ 100(a)	253,691
580,000	Danske Bank A/S, 3.88%, 9/12/23(a)	624,195
555,000	Danske Bank A/S, 1.17%, 12/8/23, Callable 12/8/22 @ 100(a)	554,930
1,774,000	Danske Bank A/S, 5.38%, 1/12/24(a)	1,992,894
4,158,000	Danske Bank A/S, 1.23%, 6/22/24, Callable 6/22/23 @ 100(a)	4,206,307
286,000	Danske Bank A/S, 1.62%, 9/11/26, Callable 9/11/25 @ 100(a)	286,150
2,053,000	HSBC Holdings plc, 3.26%(US0003M+106bps), 3/13/23, Callable 3/13/22 @ 100	2,118,780
2,702,000	HSBC Holdings plc, 4.58%(US0003M+153bps), 6/19/29, Callable 6/19/28 @ 100	3,196,266
364,000	ING Groep NV, 4.10%, 10/2/23	399,648
330,000	ING Groep NV, 4.63%, 1/6/26(a)	387,330
226,000	ING Groep NV, 1.40%(H15T1Y+110bps), 7/1/26, Callable 7/1/25 @ 100(a)	229,368
946,000	Lloyds Banking Group plc, 2.86%(US0003M+125bps), 3/17/23, Callable 3/17/22 @ 100	971,904
285,000	Lloyds Banking Group plc, 1.33%(H15T1Y+110bps), 6/15/23, Callable 6/15/22 @ 100	286,425

See accompanying notes to the financial statements.

18

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Banks, continued
$205,000	Lloyds Banking Group plc, 4.05%, 8/16/23	$222,884
1,330,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	1,383,200
605,000	Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21	607,576
3,161,000	Mitsubishi UFJ Financial Group, Inc., 3.20%, 7/18/29	3,545,494
2,395,000	Mizuho Financial Group, Inc., 2.84%(US0003M+98bps), 7/16/25, Callable 7/16/24 @ 100	2,546,679
1,015,000	Mizuho Financial Group, Inc., 2.56%(US0003M+110bps), 9/13/25, Callable 9/13/24 @ 100	1,075,410
2,092,000	Mizuho Financial Group, Inc., 2.23%(US0003M+83bps), 5/25/26, Callable 5/25/25 @ 100	2,194,729
819,000	Mizuho Financial Group, Inc., 2.20%(US0003M+151bps), 7/10/31, Callable 7/10/30 @ 100	846,762
1,035,000	Mizuho Financial Group, Inc., 1.98%(US0003M+127bps), 9/8/31, Callable 9/8/30 @ 100	1,051,234
2,070,000	Santander UK Group Holdings plc, 3.37%(US0003M+108bps), 1/5/24, Callable 1/5/23 @ 100	2,170,436
200,000	Santander UK Group Holdings plc, 4.80%(US0003M+157bps), 11/15/24, Callable 11/15/23 @ 100	221,601
960,000	Santander UK Group Holdings plc, 1.53%(H15T1Y+125bps), 8/21/26, Callable 8/21/25 @ 100	965,689
1,191,000	Sumitomo Mitsui Financial Group, Inc., 3.04%, 7/16/29	1,321,509
380,000	Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/8/30	394,918

		46,453,472

Beverages (0.1%):
2,250,000	Suntory Holdings, Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100(a)	2,352,715

Biotechnology (0.0%†):
550,000	Shire Acquisitions Investments, 3.20%, 9/23/26, Callable 6/23/26 @ 100	614,551

Capital Markets (0.4%):
1,128,000	Credit Suisse AG, 3.63%, 9/9/24	1,252,134
331,000	Credit Suisse Group AG, 2.59%(SOFR+156bps), 9/11/25, Callable 9/11/24 @ 100(a)	348,215
1,623,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	1,801,016
1,145,000	Deutsche Bank AG, 4.25%, 10/14/21	1,173,533
206,000	Deutsche Bank AG, 4.10%, 1/13/26	229,346
211,000	Deutsche Bank AG, 2.13%(SOFR+187bps), 11/24/26, Callable 11/24/25 @ 100	214,956
2,000	Macquarie Group, Ltd., 4.65%(US0003M+173bps), 3/27/29, Callable 3/27/28 @ 100(a)	2,333

Principal Amount		Value
Yankee Debt Obligations, continued
Capital Markets, continued
$200,000	Nomura Holdings, Inc., 3.10%, 1/16/30	$218,116
400,000	Nomura Holdings, Inc., 2.68%, 7/16/30	422,694
1,888,000	UBS Group AG, 2.86%(US0003M+95bps), 8/15/23, Callable 8/15/22 @ 100(a)	1,957,501
395,000	UBS Group AG, 4.13%, 9/24/25(a)	452,330

		8,072,174

Chemicals (0.1%):
1,027,000	LYB International Finance BV, 4.00%, 7/15/23	1,114,262

Communications Equipment (0.0%†):
5,000	Tyco Electronics Group SA, 3.45%, 8/1/24, Callable 5/1/24 @ 100	5,424

Consumer Finance (0.2%):
1,675,000	Hyundai Capital Services, Inc., 3.00%, 8/29/22(a)	1,735,182
1,390,000	Hyundai Capital Services, Inc., 3.75%, 3/5/23(a)	1,476,667

		3,211,849

Diversified Financial Services (0.4%):
673,000	BAT International Finance plc, 1.67%, 3/25/26, Callable 2/25/26 @ 100	688,000
1,922,000	GE Capital International Funding, 4.42%, 11/15/35	2,287,422
1,443,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 6/18/29, Callable 3/18/29 @ 100(a)	1,720,525
720,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 5/1/30, Callable 2/1/30 @ 100(a)	815,704
1,040,000	ORIX Corp., 2.90%, 7/18/22	1,076,558
1,968,000	Shell International Finance BV, 2.38%, 11/7/29, Callable 8/7/29 @ 100	2,109,155
198,000	Shell International Finance BV, 2.75%, 4/6/30, Callable 1/6/30 @ 100	217,839

		8,915,203

Diversified Telecommunication Services (0.0%†):
389,000	Deutsche Telekom International Finance BV, 2.49%, 9/19/23, Callable 7/19/23 @ 100(a)	405,042

Food & Staples Retailing (0.0%†):
850,000	Seven & I Holdings Co., Ltd., 3.35%, 9/17/21(a)	866,557

Insurance (0.0%†):
196,000	Aon plc, 4.45%, 5/24/43, Callable 2/24/43 @ 100	243,459
600,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	789,511

		1,032,970

Interactive Media & Services (0.2%):
490,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	538,208
475,000	Baidu, Inc., 4.38%, 3/29/28, Callable 12/29/27 @ 100	546,758
1,511,000	Tencent Holdings, Ltd., 2.99%, 1/19/23, Callable 12/19/22 @ 100(a)	1,574,061
515,000	Tencent Holdings, Ltd., 3.60%, 1/19/28, Callable 10/19/27 @ 100(a)	568,271

		3,227,298

Internet & Direct Marketing Retail (0.0%†):
320,000	Alibaba Group Holding, Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100	336,412

Media (0.0%†):
460,000	Sky, Ltd., 3.75%, 9/16/24(a)	512,578

See accompanying notes to the financial statements.

19

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Metals & Mining (0.1%):
$1,004,000	Anglo American Capital plc, 2.63%, 9/10/30, Callable 6/10/30 @ 100(a)	$1,043,507

Oil, Gas & Consumable Fuels (0.2%):
555,000	Ecopetrol SA, 4.13%, 1/16/25	604,950
1,164,000	Shell International Finance BV, 3.88%, 11/13/28, Callable 8/13/28 @ 100	1,379,241
236,000	Shell International Finance BV, 4.38%, 5/11/45	310,739
134,000	Suncor Energy, Inc., 5.95%, 12/1/34	175,196
298,000	Suncor Energy, Inc., 6.80%, 5/15/38	418,086
208,000	Suncor Energy, Inc., 6.50%, 6/15/38	292,644
381,000	TransCanada PipeLines, Ltd., 4.63%, 3/1/34, Callable 12/1/33 @ 100	459,643

		3,640,499

Pharmaceuticals (0.2%):
1,615,000	AstraZeneca plc, 3.38%, 11/16/25	1,813,054
403,000	AstraZeneca plc, 1.38%, 8/6/30, Callable 5/6/30 @ 100	397,963
688,000	Takeda Pharmaceutical Co., Ltd., 5.00%, 11/26/28, Callable 8/26/28 @ 100	854,339
498,000	Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/30, Callable 12/31/29 @ 100	508,674

		3,574,030

Real Estate Management & Development (0.0%†):
250,000	Mitsui Fudosan Co., Ltd., 2.95%, 1/23/23, Callable 12/23/22 @ 100(a)	260,659

Road & Rail (0.0%†):
155,000	Canadian Pacific Railway, Ltd., 2.05%, 3/5/30, Callable 12/5/29 @ 100	162,526

Sovereign Bond (1.8%):
5,119,000	Mexico Government International Bond, 4.15%, 3/28/27	5,907,596
910,000	Mexico Government International Bond, 3.75%, 1/11/28	1,025,603
1,315,000	Mexico Government International Bond, 2.66%, 5/24/31, Callable 2/24/31 @ 100	1,344,588
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24^	651,019
2,175,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	2,571,938
655,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	728,687
540,000	Panama Government International Bond, 4.50%, 4/1/56, Callable 10/1/55 @ 100	696,600
689,000	Province of Manitoba, 3.05%, 5/14/24	748,615
704,000	Republic of Chile, 3.24%, 2/6/28, Callable 11/6/27 @ 100	797,672
3,516,000	Republic of Colombia, 3.88%, 4/25/27, Callable 1/25/27 @ 100	3,914,550
275,000	Republic of Colombia, 4.50%, 3/15/29, Callable 12/15/28 @ 100	318,395
1,972,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100^	2,073,339
581,000	Republic of Indonesia, 4.10%, 4/24/28	674,682
1,590,000	Republic of Indonesia, 2.85%, 2/14/30	1,709,286
575,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	636,094
420,000	Republic of Panama, 3.88%, 3/17/28, Callable 12/17/27 @ 100	483,000

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$540,000	Republic of Panama, 4.50%, 5/15/47	$695,250
980,000	Republic of Peru, 4.13%, 8/25/27	1,151,339
281,000	Republic of Peru, 5.63%, 11/18/50	441,543
3,200,000	Republic of Philippines, 3.00%, 2/1/28	3,543,245
2,741,000	United Mexican States, 4.50%, 4/22/29	3,215,643
3,910,000	United Mexican States, 3.25%, 4/16/30, Callable 1/16/30 @ 100^	4,233,447

		37,562,131

Wireless Telecommunication Services (0.2%):
1,490,000	Vodafone Group plc, 4.13%, 5/30/25	1,702,215
457,000	Vodafone Group plc, 4.38%, 2/19/43	565,446
759,000	Vodafone Group plc, 5.25%, 5/30/48	1,050,449

		3,318,110

Total Yankee Debt Obligations (Cost $120,779,003)		128,758,903

Municipal Bonds (1.0%):
California (0.2%):
400,000	California State University Revenue, 2.90%, 11/1/51, Continuously Callable @100	408,068
755,000	Los Angeles Community College District, GO, 2.11%, 8/1/32, Continuously Callable @100	787,616
1,055,000	San Diego Community College District, GO, 3.34%, 8/1/43, Continuously Callable @100	1,120,146
160,000	State of California, Build America Bonds, GO, 7.63%, 3/1/40	278,995
347,000	University of California Revenue, 4.77%, 5/15/15	489,954
50,000	University of California Revenue, 4.86%, 5/15/12	71,424

		3,156,203

Georgia (0.0%†):
350,000	City of Atlanta GA Water & Wastewater Revenue, 2.26%, 11/1/35, Continuously Callable @100	367,759

Maryland (0.2%):
400,000	City of Baltimore MD Revenue, Series B, 2.81%, 7/1/40, Continuously Callable @100	417,088
1,215,000	State of Maryland, GO, 5.00%, 3/15/29	1,640,578
1,765,000	State of Maryland, GO, 5.00%, 3/15/28	2,330,682

		4,388,348

Ohio (0.0%†):
490,000	City of Cleveland Airport System Revenue, 2.88%, 1/1/31	510,070

Texas (0.0%†):
410,000	City of San Antonio TX Electric & Gas Systems Revenue, 2.91%, 2/1/48, Continuously Callable @100	434,079

Florida (0.0%†):
140,000	County of Miami-Dade FL Aviation Revenue, 3.28%, 10/1/29	152,589
520,000	County of Miami-Dade FL Water & Sewer System Revenue, 3.49%, 10/1/42, Continuously Callable @100	559,666

		712,255

See accompanying notes to the financial statements.

20

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Municipal Bonds, continued
Massachusetts (0.2%):
$1,260,000	Massachusetts School Building Authority Revenue, 3.40%, 10/15/40, Continuously Callable @100	$1,355,042
1,780,000	Massachusetts Water Resources Authority Revenue, 3.10%, 8/1/39, Continuously Callable @100	1,868,928

		3,223,970

New Jersey (0.1%):
575,000	New Jersey State Transportation Authority Revenue, Build America Bonds, GO, 6.56%, 12/15/40	787,969
270,000	New Jersey Transportation Trust Fund Authority Revenue, 4.13%, 6/15/42	280,120
350,000	Rutgers The State University of New Jersey Revenue, 3.27%, 5/1/43	374,745
260,000	State of New Jersey, GO, 5.00%, 6/1/29	336,076
345,000	State of New Jersey, GO, 5.00%, 6/1/25	410,519

		2,189,429

New York (0.1%):
1,160,000	New York State Dormitory Authority Revenue, 5.00%, 2/15/31, Continuously Callable @100	1,563,692
885,000	New York State Thruway Authority Revenue, 2.90%, 1/1/35	961,473

		2,525,165

Oregon (0.0%†):
635,000	State of Oregon Department of Transportation Revenue, 3.17%, 11/15/38, Continuously Callable @100	679,526

Pennsylvania (0.0%†):
530,000	The Pennsylvania State University Revenue, Series D, 2.84%, 9/1/50	569,188

Michigan (0.1%):
1,024,000	University of Michigan Revenue, 2.44%, 4/1/40, Continuously Callable @100	1,072,998

Nebraska (0.1%):
1,175,000	University of Nebraska Facilities Corp. Revenue, 3.04%, 10/1/49	1,302,241

Total Municipal Bonds (Cost $19,876,564)		21,131,231

U.S. Government Agency Mortgages (27.9%):
Federal Home Loan Bank (0.2%):
4,080,000	3.56%, 5/16/33	5,134,680

Federal Home Loan Mortgage Corporation (7.1%):
3,650,000	Class A2, Series KC02, 3.37%, 7/25/25	3,943,241
1,021,318	Class A1, Series KIR2, 2.75%, 3/25/27, Callable 3/25/27 @ 100	1,080,013
184,100	3.00%, 9/1/27, Pool #U70060	193,871
3,185,000	Class A2, Series K076, 3.90%, 4/25/28	3,805,534
11,000	Class A2, Series K078, 3.85%, 6/25/28, Callable 6/25/28 @ 100	13,125
93,252	3.00%, 7/1/28, Pool #U79018	98,678
1,180,000	Class A2, Series K083, 4.05%, 9/25/28, Callable 9/25/28 @ 100	1,429,464
3,293,000	Class A2, Series K084, 3.78%, 10/25/28, Callable 10/25/28 @ 100	3,881,393

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,050,000	Class A2, Series K088, 3.69%, 1/25/29, Callable 1/25/29 @ 100	$1,252,167
591,000	1.22%, 9/15/29(c)	533,447
4,510,000	Class XFX, Series KL06, 1.36%, 12/25/29	433,140
35,016	3.00%, 1/1/30, Pool #V60696	37,277
46,538	3.00%, 1/1/30, Pool #V60724	50,107
71,675	2.50%, 3/1/30, Pool #V60770	75,485
178,079	2.50%, 5/1/30, Pool #J31728	188,663
115,013	2.50%, 5/1/30, Pool #V60796	121,928
162,793	3.00%, 5/1/30, Pool #J31689	175,300
77,451	2.50%, 5/1/30, Pool #J31418	81,499
309,984	3.00%, 6/1/30, Pool #V60840	332,585
29,485	2.50%, 7/1/30, Pool #J32209	31,024
7,447	2.50%, 7/1/30, Pool #J32491	7,889
148,298	3.00%, 7/1/30, Pool #G15520	158,772
18,937	3.00%, 7/1/30, Pool #J32181	20,402
27,284	2.50%, 7/1/30, Pool #J32204	28,628
8,191	2.50%, 7/1/30, Pool #V60905	8,686
104,980	2.50%, 8/1/30, Pool #V60902	110,655
30,508	3.00%, 8/1/30, Pool #V60909	32,734
18,585	3.00%, 8/1/30, Pool #J32436	19,892
128,202	2.50%, 8/1/30, Pool #V60886	135,122
315,347	2.50%, 9/1/30, Pool #V60904	334,280
100,318	2.50%, 9/1/30, Pool #V60903	105,392
7,300,000	Class X1, Series K121, 1.03%, 10/25/30, Callable 7/25/30 @ 100	608,382
190,000	6.75%, 3/15/31	293,954
197,000	1.41%, 3/15/31(c)	171,892
517,825	2.50%, 4/1/31, Pool #G16186	546,894
101,972	5.50%, 2/1/35, Pool #G04692	118,909
99,134	3.00%, 9/1/37, Pool #ZA2471	104,124
1,864,500	3.00%, 6/1/38, Pool #SC0111	1,973,126
160,511	6.00%, 4/1/39, Pool #G07613	190,209
25,608	4.50%, 12/1/39, Pool #A90196	28,416
1,318,879	3.50%, 1/1/40, Pool #RB5028	1,399,183
162,024	3.50%, 2/1/40, Pool #RB5034	171,653
25,203	4.50%, 7/1/40, Pool #A93010	27,813
35,446	4.00%, 8/1/40, Pool #A93534	38,932
181,017	4.00%, 9/1/40, Pool #A93851	203,353
529,472	4.50%, 9/1/40, Pool #A93700	591,187
32,893	4.00%, 10/1/40, Pool #A95923	36,583
34,221	4.00%, 11/1/40, Pool #A95144	38,094
23,750	4.00%, 11/1/40, Pool #A94779	26,146
28,774	4.00%, 11/1/40, Pool #A94977	32,012
1,870	4.00%, 4/1/41, Pool #Q00093	2,054
72,647	4.50%, 5/1/41, Pool #Q00804	80,723
77,001	4.50%, 5/1/41, Pool #Q00959	85,601
373,050	Class FL, Series 4248, 0.61%(US0001M+45bps), 5/15/41	368,917
422,905	5.50%, 6/1/41, Pool #G07553	485,294
52,538	4.00%, 10/1/41, Pool #Q04022	59,381
87,050	5.00%, 10/1/41, Pool #G07642	97,831
32,635	4.00%, 10/1/41, Pool #Q03841	37,100
209,198	3.50%, 4/1/42, Pool #Q07417	230,074
221,066	3.50%, 4/1/42, Pool #C03811	245,125
6,685	3.50%, 5/1/42, Pool #Q08306	7,338

See accompanying notes to the financial statements.

21

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$21,944	3.50%, 5/1/42, Pool #Q08239	$24,090
25,417	3.50%, 8/1/42, Pool #Q12162	27,938
184,212	3.50%, 8/1/42, Pool #G07106	202,477
17,053	3.50%, 10/1/42, Pool #Q11909	18,750
248,047	3.00%, 1/1/43, Pool #Q14866	267,122
152,367	3.00%, 3/1/43, Pool #Q16403	164,680
229,069	3.00%, 3/1/43, Pool #Q16673	245,605
115,756	3.50%, 6/1/43, Pool #Q18718	126,874
186,759	3.50%, 7/1/43, Pool #Q20206	207,187
82,726	4.00%, 9/1/43, Pool #Q21579	94,513
254,032	4.50%, 12/1/43, Pool #Q23779	280,305
183,193	4.50%, 12/1/43, Pool #G60018	200,005
235,337	3.00%, 12/1/43, Pool #SD0497	257,441
21,072	3.50%, 1/1/44, Pool #Q24368	23,387
941,142	Class XZ, Series 4316, 4.50%, 3/15/44	1,147,008
838,327	3.50%, 4/1/44, Pool #G07848	930,069
93,415	4.00%, 4/1/44, Pool #Q25643	102,848
1,374,151	Class ZX, Series 4352, 4.00%, 4/15/44	1,467,937
22,296	3.50%, 5/1/44, Pool #Q26218	24,994
2,753,108	3.00%, 6/1/44, Pool #SD0498	2,994,655
104,777	3.50%, 6/1/44, Pool #Q28764	115,211
18,962	3.50%, 7/1/44, Pool #Q27319	21,463
140,472	4.00%, 7/1/44, Pool #G60901	154,382
2,821,205	3.50%, 9/1/44, Pool #SD0481	3,161,083
32,296	3.50%, 9/1/44, Pool #Q28604	35,614
3,129,714	4.00%, 1/1/45, Pool #SD0478	3,472,233
4,025,902	4.00%, 1/1/45, Pool #SD0490	4,423,523
26,380	4.00%, 2/1/45, Pool #Q31338	29,963
13,268	4.00%, 2/1/45, Pool #Q31128	15,251
867,159	3.50%, 6/1/45, Pool #SD0480	961,774
24,310	3.50%, 9/1/45, Pool #Q36302	27,264
4,285,926	4.00%, 9/1/45, Pool #SD0507	4,891,095
1,398,176	3.50%, 10/1/45, Pool #SD0482	1,536,042
30,223	4.00%, 12/1/45, Pool #Q37955	34,723
34,689	4.00%, 12/1/45, Pool #Q37957	39,280
2,369,927	3.50%, 3/1/46, Pool #SD0485	2,557,387
611,573	Class FB, Series 4606, 0.66%(US0001M+50bps), 8/15/46	612,120
404,974	3.00%, 9/1/46, Pool #G60718	435,275
1,101,050	3.00%, 9/1/46, Pool #Q42979	1,183,857
556,666	3.50%, 9/1/46, Pool #SD0486	598,353
1,335,654	3.00%, 12/1/46, Pool #V82781	1,431,296
105,969	3.00%, 12/1/46, Pool #Q45083	115,822
386,621	3.00%, 12/1/46, Pool #Q45064	415,491
209,406	3.00%, 12/1/46, Pool #Q45080	227,119
994,492	3.00%, 2/1/47, Pool #SD0496	1,084,385
705,440	3.50%, 3/1/47, Pool #G60968	790,635
1,743,236	4.50%, 7/1/47, Pool #G61047	1,946,251
1,305,024	4.00%, 7/1/47, Pool #SD0504	1,429,263
528,183	3.50%, 10/1/47, Pool #G61178	593,893
694,169	3.50%, 12/1/47, Pool #G61208	780,560
85,365	3.50%, 1/1/48, Pool #Q53630	96,038
3,010,712	3.50%, 1/1/48, Pool #SD0508	3,320,087
155,900	3.50%, 1/1/48, Pool #Q53648	172,041
701,773	4.00%, 4/1/48, Pool #SD0503	789,458
980,860	4.00%, 4/1/48, Pool #SD0489	1,118,185

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,803,077	3.50%, 6/1/48, Pool #SD0493	$1,975,268
1,997,274	4.50%, 8/1/48, Pool #G67715	2,230,668
5,078,168	4.00%, 8/1/48, Pool #SD0492	5,640,614
5,176,150	4.00%, 5/1/49, Pool #SD0488	5,632,983
6,211,546	3.50%, 6/1/49, Pool #SD0494	6,886,625
4,850,430	3.50%, 8/1/49, Pool #SD0491	5,414,486
3,206,271	3.50%, 3/1/50, Pool #SD0506	3,493,957
1,801,497	4.00%, 6/1/50, Pool #SD0520	1,965,960
17,680	3.00%, 7/1/50, Pool #QB1488	19,500
35,961	3.00%, 7/1/50, Pool #QB1486	39,653
164,465	3.00%, 7/1/50, Pool #QB1479	179,776
17,879	3.00%, 7/1/50, Pool #QB1158	19,174
1,195,714	3.00%, 8/1/50, Pool #RA3282	1,288,396
1,448,718	3.00%, 8/1/50, Pool #SD0519	1,582,412
4,773,381	3.00%, 8/1/50, Pool #SD0500	5,173,117
4,741,118	3.00%, 8/1/50, Pool #SD0501	5,227,137
1,394,501	3.00%, 8/1/50, Pool #RA3313	1,481,644
1,498,897	3.00%, 8/1/50, Pool #SD0499	1,613,952
959,541	3.50%, 8/1/50, Pool #SD0487	1,035,772
5,896,481	3.00%, 8/1/50, Pool #SD0502	6,369,295
114,837	3.00%, 8/1/50, Pool #QB2339	126,654
14,398,716	3.00%, 9/1/50, Pool #SD0495	15,239,921

		147,081,959

Federal National Mortgage Association (13.6%):
132,829	2.50%, 9/1/27, Pool #AB6194	139,567
87,521	2.50%, 9/1/27, Pool #AP5205	91,387
31,242	2.50%, 2/1/28, Pool #AB8446	32,636
46,842	3.00%, 4/1/28, Pool #AT3121	49,842
70,269	2.50%, 4/1/28, Pool #AB8870	73,872
49,917	3.00%, 5/1/28, Pool #AT6033	53,110
193,555	2.50%, 8/1/28, Pool #AS0190	203,486
1,289,000	Class A2, Series 2018-M14, 3.58%, 8/25/28	1,517,321
892,422	3.50%, 9/1/28, Pool #AL4245	952,133
11,978	3.00%, 10/1/28, Pool #AQ4132	12,745
232,600	3.50%, 10/1/28, Pool #AV0198	248,124
111,798	3.00%, 10/1/28, Pool #AU8774	118,923
12,788	3.00%, 11/1/28, Pool #AV0298	13,608
381,641	3.50%, 11/1/28, Pool #AV1360	407,222
292,820	3.00%, 4/1/29, Pool #AW0937	314,990
2,805,000	Class A2, Series 2019-M7, 3.14%, 4/25/29	3,223,787
213,854	3.00%, 5/1/29, Pool #AW2544	229,401
401,752	3.00%, 6/1/29, Pool #AS2676	432,121
509,412	3.00%, 7/1/29, Pool #AW4229	546,406
100,691	3.00%, 7/1/29, Pool #AW1281	105,639
815,853	3.00%, 9/1/29, Pool #AL6897	874,936
126,317	3.50%, 9/1/29, Pool #AX0105	135,220
257,245	3.00%, 9/1/29, Pool #AS3220	276,712
281,576	3.50%, 9/1/29, Pool #AL5806	301,411
1,350,000	Class A2, Series 2020-M1, 2.44%, 9/25/29	1,482,138
150,209	3.00%, 10/1/29, Pool #AS3594	161,086
35,040	3.50%, 10/1/29, Pool #AX2741	37,512
200,945	3.50%, 12/1/29, Pool #AS3988	215,140
570,795	3.00%, 1/1/30, Pool #AL6144	613,991
2,605,000	1.32%, 1/15/30(c)	2,323,261
23,874	2.50%, 2/1/30, Pool #AS4488	25,183
21,580	2.50%, 2/1/30, Pool #AS4485	22,619

See accompanying notes to the financial statements.

22

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$79,431	2.50%, 2/1/30, Pool #BM3403	$82,868
153,578	2.50%, 3/1/30, Pool #AS4688	163,123
118,140	3.00%, 3/1/30, Pool #AL6583	127,214
67,328	2.50%, 4/1/30, Pool #AY3416	71,097
94,405	3.00%, 4/1/30, Pool #AL6584	100,073
36,629	2.50%, 5/1/30, Pool #AY0828	38,707
55,884	3.00%, 5/1/30, Pool #AL6761	59,947
3,901,000	0.00%, 5/15/30(c)	3,454,772
307,388	3.00%, 6/1/30, Pool #AL9381	329,945
121,692	2.50%, 7/1/30, Pool #AS5403	126,942
37,475	2.50%, 7/1/30, Pool #AZ2170	39,825
21,880	2.50%, 7/1/30, Pool #AS5405	22,891
13,587	3.00%, 7/1/30, Pool #AZ2297	14,633
76,397	3.00%, 7/1/30, Pool #AL7139	80,987
21,834	3.00%, 7/1/30, Pool #AX9700	23,514
94,708	3.00%, 7/1/30, Pool #AX9701	100,423
111,224	3.00%, 8/1/30, Pool #AS5623	118,709
99,331	3.00%, 8/1/30, Pool #AS5622	105,293
233,795	2.50%, 8/1/30, Pool #BM3552	244,214
613,145	3.50%, 8/1/30, Pool #AL7430	655,870
130,397	3.00%, 8/1/30, Pool #AL7227	139,182
143,519	3.00%, 8/1/30, Pool #AL7225	152,125
58,132	2.50%, 8/1/30, Pool #AS5548	60,638
143,648	2.50%, 8/1/30, Pool #AS5616	150,535
20,255	3.00%, 8/1/30, Pool #AX3298	21,815
9,288	3.00%, 8/1/30, Pool #AZ8597	9,961
81,427	2.50%, 8/1/30, Pool #AS5614	86,508
18,840	3.50%, 8/1/30, Pool #AS5707	20,189
82,677	3.50%, 8/1/30, Pool #AS5708	88,884
18,452	3.00%, 8/1/30, Pool #AZ7833	19,864
77,707	3.00%, 9/1/30, Pool #AS5714	82,367
27,304	3.00%, 9/1/30, Pool #AL7320	29,283
100,961	3.00%, 9/1/30, Pool #AS5728	108,704
72,470	2.50%, 9/1/30, Pool #AS5786	75,602
41,647	3.00%, 9/1/30, Pool #AZ5719	44,847
91,697	2.50%, 9/1/30, Pool #AS5872	97,411
12,270	2.50%, 11/1/30, Pool #AL7800	12,861
80,327	2.50%, 11/1/30, Pool #AS6116	84,012
87,260	2.50%, 11/1/30, Pool #AS6141	92,700
79,630	2.50%, 11/1/30, Pool #AS6115	83,462
81,015	2.50%, 11/1/30, Pool #AS6142	84,504
1,580,620	3.00%, 1/1/31, Pool #BM3537	1,687,229
15,900,000	3.50%, 2/25/31, TBA	16,826,672
133,929	2.50%, 3/1/31, Pool #BM1595	139,893
135,559	2.50%, 6/1/31, Pool #AS7320	142,652
220,092	2.50%, 7/1/31, Pool #AS7605	231,629
241,857	2.50%, 7/1/31, Pool #AS7617	254,520
37,471	4.00%, 8/1/31, Pool #AY4688	40,691
49,357	4.00%, 8/1/31, Pool #AY4707	54,027
9,646	2.50%, 8/1/31, Pool #BC2777	10,149
1,735,511	3.00%, 8/1/31, Pool #AL9376	1,867,170
152,442	3.00%, 9/1/31, Pool #AL9378	163,237
550,091	2.50%, 10/1/31, Pool #AS8208	578,890
87,616	2.00%, 10/1/31, Pool #MA2774	91,569
1,005,243	2.50%, 10/1/31, Pool #AS8195	1,066,325
1,972,310	2.50%, 10/1/31, Pool #BC4773	2,092,033

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$304,127	2.50%, 10/1/31, Pool #AS8009	$317,255
400,013	2.50%, 10/1/31, Pool #AS8193	418,881
27,201	2.00%, 11/1/31, Pool #AS8291	28,506
142,152	2.00%, 11/1/31, Pool #BC9040	148,571
292,258	2.50%, 11/1/31, Pool #BC2631	307,452
148,459	2.50%, 11/1/31, Pool #BC2629	156,242
329,150	2.50%, 11/1/31, Pool #AS8240	346,368
496,471	2.00%, 11/1/31, Pool #BM3054	518,844
221,903	2.50%, 11/1/31, Pool #AS8241	231,496
163,371	2.50%, 11/1/31, Pool #AS8245	173,309
425,982	2.00%, 11/1/31, Pool #AS8251	446,398
171,555	2.50%, 11/1/31, Pool #BC2628	182,040
119,438	2.00%, 12/1/31, Pool #MA2845	124,829
29,585	2.50%, 2/1/32, Pool #BM1036	31,121
865,537	3.50%, 2/1/32, Pool #AS8885	919,367
15,985	3.00%, 2/1/32, Pool #BE5670	16,773
529,396	2.50%, 3/1/32, Pool #AS9318	555,300
496,838	3.00%, 3/1/32, Pool #AS9327	521,351
315,650	2.50%, 3/1/32, Pool #AS9316	334,154
476,826	2.50%, 3/1/32, Pool #AS9321	503,995
568,701	2.50%, 3/1/32, Pool #AS9319	597,337
292,479	2.50%, 3/1/32, Pool #AS9317	311,474
739,485	2.00%, 3/1/32, Pool #BM3061	779,277
2,216,680	3.50%, 4/1/32, Pool #BM3503	2,379,643
1,629,527	3.50%, 5/1/32, Pool #BM1602	1,746,202
2,350,133	3.00%, 6/1/32, Pool #BM1791	2,546,750
737,971	2.50%, 8/1/32, Pool #BM3578	773,816
282,910	3.00%, 9/1/32, Pool #BM3240	297,331
83,034	3.50%, 11/1/32, Pool #BJ2054	90,831
89,532	5.50%, 1/1/33, Pool #676661	104,184
53,992	3.50%, 1/1/33, Pool #BJ2096	57,499
1,392,383	2.50%, 2/1/33, Pool #BM3793	1,478,995
65,496	5.50%, 5/1/33, Pool #555424	75,889
96,762	4.00%, 9/1/33, Pool #BK7642	104,664
276,206	4.00%, 10/1/33, Pool #CA2528	299,044
355,761	4.00%, 10/1/33, Pool #CA2406	384,555
504,787	4.00%, 10/1/33, Pool #CA2404	547,862
294,387	4.00%, 10/1/33, Pool #CA2527	313,176
300,975	4.00%, 11/1/33, Pool #CA2555	328,182
1,676,143	4.00%, 11/1/33, Pool #CA2557	1,815,145
622,784	2.50%, 12/1/33, Pool #FM1680	654,123
512,244	5.00%, 2/1/35, Pool #735226	585,363
160,784	5.50%, 2/1/35, Pool #735989	188,144
38,338	5.00%, 3/1/35, Pool #735288	44,420
14,439	6.00%, 4/1/35, Pool #735504	16,975
256,772	3.00%, 8/1/35, Pool #CA6849	276,778
260,799	3.00%, 8/1/35, Pool #CA6876	281,679
73,525	5.00%, 9/1/35, Pool #889974	84,763
148,851	3.00%, 12/1/35, Pool #CA8389	160,792
1,443,260	2.50%, 12/1/35, Pool #CA8388	1,541,809
72,759	3.00%, 12/1/35, Pool #CA8391	77,006
1,268,095	2.50%, 12/1/35, Pool #CA8387	1,350,067
169,535	4.00%, 1/1/36, Pool #AB0686	189,971
18,690,000	2.00%, 1/25/36, TBA	19,539,811
2,186,000	3.00%, 1/25/36, TBA	2,292,909
366,427	5.50%, 9/1/36, Pool #995113	427,230

See accompanying notes to the financial statements.

23

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$41,999	3.00%, 10/1/36, Pool #AL9227	$44,021
316,108	3.00%, 11/1/36, Pool #AS8348	342,113
127,051	3.00%, 11/1/36, Pool #AS8349	134,512
272,131	3.00%, 12/1/36, Pool #BE1896	293,138
378,708	3.00%, 12/1/36, Pool #AS8553	410,811
18,312	5.50%, 2/1/38, Pool #961545	20,831
12,378	6.00%, 3/1/38, Pool #889529	14,719
38,574	6.00%, 5/1/38, Pool #889466	45,857
83,667	5.50%, 5/1/38, Pool #889692	96,006
66,323	5.50%, 5/1/38, Pool #889441	75,609
56,507	5.50%, 6/1/38, Pool #995018	64,974
16,314	5.50%, 9/1/38, Pool #889995	18,814
39,064	6.00%, 10/1/38, Pool #889983	46,399
191,292	5.50%, 1/1/39, Pool #AB0200	224,863
81,330	4.50%, 4/1/39, Pool #930922	90,482
113,724	3.50%, 5/1/39, Pool #MA3660	120,648
92,698	4.50%, 5/1/39, Pool #AL1472	103,177
899,744	5.00%, 6/1/39, Pool #AL7521	1,037,229
580,929	6.00%, 7/1/39, Pool #BF0056	679,050
44,764	5.50%, 10/1/39, Pool #AD0362	51,475
39,745	5.50%, 12/1/39, Pool #AD0571	45,690
280,595	5.50%, 12/1/39, Pool #AC6680	338,907
400,561	3.50%, 12/1/39, Pool #MA3869	424,950
4,817,258	4.50%, 1/1/40, Pool #AC8568	5,314,484
198,471	3.50%, 1/1/40, Pool #MA3891	210,266
326,775	3.50%, 2/1/40, Pool #MA3935	346,194
36,229	5.50%, 3/1/40, Pool #AL5304	41,777
28,726	4.50%, 4/1/40, Pool #AD4038	31,948
260,537	6.00%, 4/1/40, Pool #AL4141	306,885
50,451	6.50%, 5/1/40, Pool #AL1704	59,224
67,775	4.50%, 7/1/40, Pool #AB1226	74,771
76,652	4.50%, 7/1/40, Pool #AD7127	83,772
27,609	6.00%, 9/1/40, Pool #AE0823	31,988
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	3,056,157
38,359	4.00%, 1/1/41, Pool #AL7167	41,465
6,023,852	Class ZA, Series 2011-8, 4.00%, 2/25/41	6,478,513
62,477	6.00%, 6/1/41, Pool #AL4142	72,348
592,046	5.00%, 7/1/41, Pool #AL7524	674,617
28,216	4.50%, 7/1/41, Pool #AB3314	31,369
741,609	5.50%, 9/1/41, Pool #AL8430	857,267
42,843	4.50%, 9/1/41, Pool #AI8961	48,777
956,696	4.00%, 1/1/42, Pool #AB4307	1,049,367
229,569	3.50%, 1/1/42, Pool #AW8154	250,958
28,543	3.50%, 4/1/42, Pool #AK7510	31,167
99,873	3.50%, 4/1/42, Pool #AO0777	105,475
70,892	4.00%, 5/1/42, Pool #A02114	78,128
13,637	3.50%, 5/1/42, Pool #AO2881	14,829
206,526	4.00%, 5/1/42, Pool #AO2961	227,615
24,816	3.50%, 6/1/42, Pool #AK9225	26,955
16,621	3.50%, 6/1/42, Pool #AO3048	18,100
43,774	3.50%, 7/1/42, Pool #AO9707	47,843
210,125	4.50%, 9/1/42, Pool #AL2482	233,199
1,335,884	4.50%, 1/1/43, Pool #AL8206	1,483,937
95,831	3.00%, 3/1/43, Pool #AR9218	100,362
88,227	3.00%, 3/1/43, Pool #AR7576	92,585
74,708	3.00%, 3/1/43, Pool #AR7568	80,022

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$155,434	3.00%, 4/1/43, Pool #AT2040	$162,847
39,901	3.00%, 4/1/43, Pool #AT2037	42,708
90,649	3.00%, 4/1/43, Pool #AB8923	94,963
112,759	3.00%, 4/1/43, Pool #AR8630	118,107
79,692	3.00%, 4/1/43, Pool #AB8924	83,613
94,878	3.00%, 4/1/43, Pool #AT2043	99,576
11,787	3.00%, 6/1/43, Pool #AB9564	12,930
871,675	5.00%, 12/1/43, Pool #AL7777	979,700
511,124	5.00%, 11/1/44, Pool #AL8878	579,631
339,593	3.50%, 2/1/45, Pool #BM1100	371,893
1,128,354	3.50%, 2/1/45, Pool #FM5294	1,226,375
265,834	5.00%, 6/1/45, Pool #BM3784	299,948
166,523	4.50%, 9/1/45, Pool #AL7936	187,499
87,815	4.50%, 11/1/45, Pool #AL9501	100,271
5,165	4.50%, 11/1/45, Pool #AS6233	5,764
254,564	4.50%, 12/1/45, Pool #BM1756	283,612
24,684	3.00%, 6/1/46, Pool #AS7365	26,565
516,186	4.50%, 7/1/46, Pool #BM3053	602,182
693,306	4.50%, 7/1/46, Pool #BM1920	791,285
2,170,840	3.50%, 7/1/46, Pool #BA7748	2,364,797
3,281,726	3.00%, 7/1/46, Pool #FM5291	3,584,462
27,120	3.00%, 8/1/46, Pool #AL9031	29,743
931,997	Class UF, Series 2016-48, 0.55%(US0001M+40bps), 8/25/46	926,020
1,611,295	3.00%, 9/1/46, Pool #BD1469	1,750,641
330,944	3.00%, 11/1/46, Pool #BD9645	355,812
124,925	3.00%, 11/1/46, Pool #BD9643	134,435
427,161	3.00%, 11/1/46, Pool #BD9644	459,855
338,347	3.50%, 12/1/46, Pool #BE2103	369,166
1,393,841	3.00%, 12/1/46, Pool #AS8486	1,520,362
482,391	3.50%, 2/1/47, Pool #BE1534	529,669
1,321,069	3.50%, 2/1/47, Pool #AL9920	1,440,342
124,213	3.50%, 3/1/47, Pool #BH0158	135,365
907,090	3.50%, 5/1/47, Pool #BD2417	994,945
290,015	3.50%, 5/1/47, Pool #BE9375	316,056
546,383	4.00%, 5/1/47, Pool #BH0398	600,013
634,538	3.50%, 5/1/47, Pool #BM1174	690,681
237,921	3.50%, 6/1/47, Pool #BH0567	261,410
503,260	4.00%, 7/1/47, Pool #BH3401	552,657
604,179	4.00%, 8/1/47, Pool #BM1619	663,482
298,958	4.50%, 10/1/47, Pool #BM3052	343,904
374,902	4.50%, 12/1/47, Pool #BH7067	418,678
2,628,764	3.50%, 1/1/48, Pool #FM5293	2,863,687
155,714	4.00%, 2/1/48, Pool #BJ9058	171,478
141,080	4.00%, 2/1/48, Pool #BJ9057	154,095
254,827	4.50%, 4/1/48, Pool #BM3846	296,784
388,457	3.50%, 4/1/48, Pool #FM5295	430,633
4,423,601	4.50%, 5/1/48, Pool #CA1704	4,940,632
460,308	5.00%, 6/1/48, Pool #CA2317	511,621
144,786	4.50%, 7/1/48, Pool #BK6113	168,508
22,315	4.50%, 7/1/48, Pool #BK4471	24,936
1,983,972	5.00%, 9/1/48, Pool #MA3472	2,205,140
193,790	5.00%, 10/1/48, Pool #MA3501	215,393
364,215	5.00%, 10/1/48, Pool #BK7881	404,817
296,469	5.00%, 11/1/48, Pool #MA3527	329,519
102,493	5.00%, 12/1/48, Pool #BN4404	114,774

See accompanying notes to the financial statements.

24

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$209,834	5.00%, 1/1/49, Pool #BN4430	$234,978
2,557,635	4.00%, 1/1/49, Pool #FM5296	2,820,704
293,205	5.00%, 1/1/49, Pool #BN3949	325,892
13,801,000	2.00%, 1/25/50, TBA	14,335,789
31,128,783	2.00%, 2/25/50, TBA	32,296,112
9,493,629	3.00%, 3/1/50, Pool #FM5290	10,229,405
5,043,647	3.00%, 8/1/50, Pool #FM5289	5,312,082
2,869,865	3.00%, 8/1/50, Pool #FM5292	3,099,986
2,737,451	2.50%, 10/1/50, Pool #CA7227	2,946,438
3,104,997	2.50%, 10/1/50, Pool #CA7241	3,306,131
2,494,341	2.50%, 11/1/50, Pool #CA7620	2,655,975
2,275,840	2.50%, 11/1/50, Pool #CA7619	2,432,808
5,387,224	2.50%, 11/1/50, Pool #FM4862	5,691,660
4,722,153	2.50%, 12/1/50, Pool #CA8137	5,033,897
1,533,235	2.50%, 12/1/50, Pool #CA8136	1,634,447
40,000	4.50%, 1/25/51, TBA	43,350
4,710,055	3.50%, 1/25/51, TBA	4,977,203
8,649,000	4.00%, 1/25/51, TBA	9,235,510
14,000,000	4.00%, 2/25/51, TBA	14,970,156

		282,267,807

Government National Mortgage Association (7.0%):
13,815	4.50%, 9/15/33, Pool #615516	15,360
53,031	5.00%, 12/15/33, Pool #783571	58,364
15,579	6.50%, 8/20/38, Pool #4223	19,061
12,424	6.50%, 10/15/38, Pool #673213	13,868
8,658	6.50%, 11/20/38, Pool #4292	10,445
15,166	6.50%, 12/15/38, Pool #782510	17,392
180,135	5.00%, 1/15/39, Pool #782557	202,916
110,651	5.00%, 4/15/39, Pool #782619	125,418
65,338	5.00%, 4/15/39, Pool #711939	74,089
13,036	4.00%, 4/20/39, Pool #4422	14,034
10,793	5.00%, 6/15/39, Pool #782696	12,170
43,321	4.00%, 7/20/39, Pool #4494	47,262
69,749	5.00%, 10/20/39, Pool #4559	78,548
8,155	4.50%, 12/20/39, Pool #G24598	8,993
21,160	4.50%, 1/15/40, Pool #728627	23,566
9,974	4.50%, 1/20/40, Pool #4617	10,998
7,854	4.50%, 2/20/40, Pool #G24636	8,842
57,582	5.00%, 5/15/40, Pool #782958	64,686
526	4.50%, 5/20/40, Pool #G24696	578
43,502	5.00%, 6/15/40, Pool #697862	50,590
55,503	4.50%, 7/15/40, Pool #745793	62,250
403,139	4.50%, 7/15/40, Pool #733795	456,757
20,259	4.50%, 7/20/40, Pool #4746	22,341
37,171	4.50%, 8/20/40, Pool #4771	40,985
20,610	4.50%, 9/20/40, Pool #748948	22,325
11,278	4.00%, 9/20/40, Pool #G24800	12,386
91,627	4.50%, 10/15/40, Pool #783609	102,323
291,850	4.00%, 10/20/40, Pool #G24833	320,549
35,047	4.50%, 10/20/40, Pool #4834	38,649
546,118	4.00%, 11/20/40, Pool #4853	605,424
267,280	4.00%, 12/20/40, Pool #G24882	293,576
124,169	4.00%, 1/15/41, Pool #759138	134,234
238,931	4.00%, 1/20/41, Pool #4922	262,455
27,969	4.50%, 2/15/41, Pool #738019	31,690
887,833	4.00%, 2/20/41, Pool #742887	971,674

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$4,031	4.00%, 2/20/41, Pool #4945	$4,397
74,529	4.00%, 3/15/41, Pool #762838	80,571
5,796	5.00%, 4/20/41, Pool #5018	6,556
12,529	5.00%, 6/20/41, Pool #5083	14,222
90,907	4.50%, 6/20/41, Pool #783590	98,010
40,099	4.50%, 7/20/41, Pool #754367	42,961
398,270	4.00%, 7/20/41, Pool #742895	437,550
212,399	4.50%, 7/20/41, Pool #5115	241,146
63,022	4.50%, 7/20/41, Pool #783584	67,944
6,448	5.00%, 7/20/41, Pool #5116	7,320
64,851	4.50%, 11/15/41, Pool #783610	72,026
174,719	3.50%, 1/15/42, Pool #553461	184,516
255,902	4.00%, 4/20/42, Pool #MA0023	278,183
107,928	5.00%, 7/20/42, Pool #MA0223	121,650
298,315	3.50%, 4/15/43, Pool #AD2334	317,597
493,305	3.50%, 4/20/43, Pool #MA0934	538,947
275,395	3.50%, 5/20/43, Pool #MA1012	300,885
23,730	4.00%, 7/20/43, Pool #MA1158	25,799
958,125	4.50%, 6/20/44, Pool #MA1997	1,050,239
22,376	4.00%, 8/20/44, Pool #AI4167	24,823
20,826	4.00%, 8/20/44, Pool #AJ2723	23,135
14,881	4.00%, 8/20/44, Pool #AJ4687	16,393
5,116	4.00%, 8/20/44, Pool #AI4166	5,461
830,171	4.00%, 8/20/44, Pool #MA2149	914,244
44,300	3.00%, 12/20/44, Pool #MA2444	47,176
417,909	5.00%, 12/20/44, Pool #MA2448	472,573
1,652,809	Class ZD, Series 2015-3, 4.00%, 1/20/45	2,010,849
442,471	3.00%, 2/15/45, Pool #784439	458,733
2,023,871	3.50%, 4/20/45, Pool #MA2754	2,180,369
848,180	3.00%, 4/20/45, Pool #MA2753	903,048
2,487,794	3.50%, 5/20/45, Pool #MA2826	2,693,926
46,797	3.00%, 6/20/45, Pool #MA2891	49,824
145,115	3.00%, 7/20/45, Pool #MA2960	154,495
48,746	3.00%, 8/20/45, Pool #MA3033	51,899
293,839	3.00%, 10/20/45, Pool #MA3172	312,848
252,327	5.00%, 12/20/45, Pool #MA3313	289,606
12,777,637	3.50%, 3/20/46, Pool #MA3521	13,654,739
866,971	3.00%, 4/20/46, Pool #MA3596	923,276
7,962,794	3.50%, 4/20/46, Pool #MA3597	8,631,599
2,506,843	3.50%, 5/20/46, Pool #MA3663	2,682,817
36,814	3.00%, 5/20/46, Pool #MA3662	38,971
835,410	3.00%, 6/20/46, Pool #MA3735	889,666
5,230,381	3.50%, 6/20/46, Pool #MA3736	5,582,721
1,846,745	3.00%, 7/20/46, Pool #MA3802	1,966,685
862,549	3.50%, 7/20/46, Pool #MA3803	920,654
93,562	3.00%, 8/20/46, Pool #MA3873	99,639
3,382,691	3.50%, 9/20/46, Pool #MA3937	3,626,878
3,474,212	3.00%, 9/20/46, Pool #MA3936	3,699,852
160,173	3.50%, 10/20/46, Pool #AX4345	174,538
227,422	3.50%, 10/20/46, Pool #AX4344	246,224
89,260	3.50%, 10/20/46, Pool #AX4343	96,123
129,001	3.50%, 10/20/46, Pool #AX4342	143,174
103,560	3.50%, 10/20/46, Pool #AX4341	112,963
277,358	3.00%, 10/20/46, Pool #MA4003	295,372
18,785	4.00%, 10/20/46, Pool #AQ0542	20,269
1,427,152	3.00%, 11/20/46, Pool #MA4068	1,519,841

See accompanying notes to the financial statements.

25

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$4,069,659	3.00%, 12/20/46, Pool #MA4126	$4,333,972
1,195,571	3.00%, 1/20/47, Pool #MA4195	1,273,221
123,557	4.50%, 3/15/47, Pool #AZ8560	138,138
212,032	4.50%, 4/15/47, Pool #AZ8596	236,285
150,114	4.50%, 4/15/47, Pool #AZ8597	167,944
112,931	4.50%, 5/15/47, Pool #BA7888	125,852
3,613,051	4.00%, 6/20/47, Pool #MA4511	3,925,757
22,548	4.00%, 9/15/47, Pool #BC5919	24,234
28,759	4.00%, 10/15/47, Pool #BD3187	30,682
28,597	4.00%, 10/15/47, Pool #BE1031	30,735
21,265	4.00%, 11/15/47, Pool #BE1030	22,812
694,451	3.00%, 11/20/47, Pool #MA4836	735,562
2,951,660	4.00%, 11/20/47, Pool #MA4838	3,165,117
32,642	4.00%, 12/15/47, Pool #BE4664	35,082
1,445,247	4.00%, 12/20/47, Pool #MA4901	1,549,764
31,286	4.00%, 1/15/48, Pool #BE0143	33,403
23,520	4.00%, 1/15/48, Pool #BE0204	24,961
541,482	4.50%, 9/20/48, Pool #BD0560	594,233
1,483,152	4.50%, 3/20/49, Pool #MA5818	1,605,123
62,579	4.50%, 4/20/49, Pool #MA5877	67,886
667,090	4.50%, 5/20/49, Pool #MA5932	714,312
5,900,000	3.00%, 2/20/50, TBA	6,172,875
4,267,000	2.00%, 2/20/50, TBA	4,452,348
1,286,257	4.50%, 4/20/50, Pool #MA6602	1,377,312
137,058	4.50%, 5/20/50, Pool #MA6659	147,051
915,267	4.00%, 5/20/50, Pool #MA6658	978,696
11,328,260	3.00%, 7/20/50, Pool #MA6766	11,877,332
19,590,000	2.50%, 7/20/50, TBA	20,731,730
3,109,750	3.00%, 9/20/50, Pool #MA6866	3,271,837
355,000	5.00%, 1/15/51, TBA	391,720
2,230,000	2.00%, 1/20/51, TBA	2,331,047
2,912,000	4.50%, 1/20/51, TBA	3,117,660
3,202,000	4.00%, 1/20/51, TBA	3,413,132
3,981,000	3.00%, 1/20/51, TBA	4,162,011

		145,320,546

Total U.S. Government Agency Mortgages (Cost $565,237,606)		579,804,992

U.S. Treasury Obligations (26.0%):
U.S. Treasury Bonds (11.9%):
2,480,000	5.38%, 2/15/31	3,558,413
14,025,000	4.75%, 2/15/37	21,368,402
43,030,000	1.13%, 8/15/40(d)	40,744,030
4,865,000	1.38%, 11/15/40	4,812,549
21,975,000	3.13%, 11/15/41	28,732,313
7,022,500	3.63%, 8/15/43	9,917,087
1,205,000	3.13%, 8/15/44	1,589,282
15,000	2.50%, 2/15/45	17,892
955,000	3.00%, 5/15/45	1,239,411
1,770,000	2.88%, 8/15/45	2,252,048
12,235,000	3.00%, 11/15/45	15,924,617
1,543,000	3.00%, 2/15/47	2,018,919
5,645,000	3.00%, 2/15/48	7,411,709
30,570,000	3.13%, 5/15/48(d)	41,054,554
4,055,000	3.38%, 11/15/48	5,697,275
8,700,000	3.00%, 2/15/49	11,478,563
125,000	2.88%, 5/15/49	161,445
22,765,000	1.25%, 5/15/50	20,662,795

Shares or Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds, continued
$25,545,000	1.38%, 8/15/50	$23,920,498
5,240,000	1.63%, 11/15/50	5,218,713

		247,780,515

U.S. Treasury Notes (14.1%):
2,795,000	0.13%, 5/15/23	2,794,127
3,095,000	0.25%, 6/15/23	3,102,738
6,320,000	0.25%, 11/15/23	6,337,775
5,570,000	2.00%, 5/31/24	5,910,292
1,700,000	1.50%, 11/30/24	1,782,609
5,615,000	1.75%, 12/31/24	5,946,636
10,345,000	1.38%, 1/31/25	10,810,525
20,065,000	1.13%, 2/28/25	20,770,410
3,164,000	0.50%, 3/31/25	3,192,674
16,246,000	0.38%, 4/30/25	16,304,384
13,710,000	0.25%, 5/31/25	13,682,152
890,000	3.00%, 10/31/25	1,003,197
9,980,000	0.25%, 10/31/25^	9,936,338
14,985,000	0.38%, 11/30/25	15,006,073
1,550,000	2.88%, 11/30/25	1,740,359
8,275,000	2.25%, 3/31/26	9,072,762
2,435,000	2.38%, 4/30/26	2,688,773
1,520,000	2.13%, 5/31/26	1,659,175
2,407,000	1.88%, 6/30/26	2,596,551
2,430,000	1.88%, 7/31/26	2,622,881
20,620,000	0.38%, 7/31/27	20,346,141
3,345,000	0.50%, 8/31/27	3,324,094
7,375,000	0.38%, 9/30/27	7,260,918
11,145,000	0.50%, 10/31/27	11,054,447
37,120,000	0.63%, 11/30/27	37,114,199
4,113,000	2.88%, 8/15/28	4,777,507
255,000	2.38%, 5/15/29	288,190
15,650,000	1.50%, 2/15/30	16,559,656
33,770,000	0.63%, 5/15/30	33,020,727
12,795,000	0.63%, 8/15/30	12,477,124
10,605,000	0.88%, 11/15/30^	10,568,545

		293,751,979

Total U.S. Treasury Obligations (Cost $511,181,868)		541,532,494

Commercial Paper (0.5%):
10,750,000	ConAgra Brands, Inc., 0.65%(c)	10,731,019

Total Commercial Paper (Cost $10,723,931)		10,731,019

Short-Term Securities Held as Collateral for Securities on Loan (0.3%):
6,801,779	BlackRock Liquidity FedFund, Institutional Class, 0.38%(c)(e)	6,801,779

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $6,801,779)		6,801,779

Unaffiliated Investment Companies (0.4%):
Money Markets (0.4%):
8,003,627	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	8,003,627

Total Unaffiliated Investment Companies (Cost $8,003,627)		8,003,627

Total Investment Securities (Cost $2,019,679,085) — 101.8%(f)		2,118,220,952
Net other assets (liabilities) — (1.8)%		(36,790,471)

Net Assets — 100.0%		$2,081,430,481

See accompanying notes to the financial statements.

26

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Percentages indicated are based on net assets as of December 31, 2020.

EUR003M—3 Month EUR LIBOR

EUAMDB01—1 Year EUR LIBOR

EUSA1—Euro 1 Year Swap Rate

EUSA5—Euro 5 Year Swap Rate

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $6,630,171.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2020.

(c)	The rate represents the effective yield at December 31, 2020.
(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

Country	Percentage

Australia	0.1%
Austria	— %†
Belgium	— %†
Canada	0.3%
Cayman Islands	0.2%
Chile	— %†
Colombia	0.3%
Denmark	0.4%
Finland	0.2%
France	1.4%
Germany	0.4%
Guernsey	0.1%
Indonesia	0.1%
Ireland	0.3%
Italy	0.1%
Japan	1.1%

Country	Percentage
Jersey	— %†
Luxembourg	0.3%
Mexico	0.8%
Netherlands	1.4%
Norway	0.1%
Panama	0.2%
Peru	0.1%
Philippines	0.2%
Republic of Korea (South)	0.2%
Spain	0.2%
Sweden	0.1%
Switzerland	0.3%
United Kingdom	1.5%
United States	89.4%
Uruguay	0.2%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

27

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Securities Sold Short (-3.7%):

At December 31, 2020, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgages

Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.50%	1/25/35	$(3,687,766)	$(3,902,694)	$(3,904,422)
Federal National Mortgage Association, TBA	4.00%	1/25/34	(1,824,000)	(1,935,389)	(1,932,300)
Federal National Mortgage Association, TBA	2.50%	1/25/36	(5,533,000)	(5,764,968)	(5,769,882)
Federal National Mortgage Association, TBA	3.00%	1/25/50	(33,650,734)	(35,194,923)	(35,254,401)
Federal National Mortgage Association, TBA	2.50%	2/25/51	(800,000)	(838,000)	(841,813)
Federal National Mortgage Association, TBA	2.50%	3/25/51	(21,390,000)	(22,413,770)	(22,476,211)

Government National Mortgage Association
Government National Mortgage Association, TBA	3.50%	1/20/51	(5,890,203)	(6,221,987)	(6,239,013)

				$(76,271,731)	$(76,418,042)

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro Buxl 30-Year Bond March Future (Euro)	3/8/21	55	$(15,132,105)	$(135,240)
Euro Schatz Index March Future (Euro)	3/8/21	239	(32,777,218)	21,477
Euro-Bobl March Futures (Euro)	3/8/21	184	(30,382,352)	1,316
Euro-Bund March Futures (Euro)	3/8/21	91	(19,745,734)	(244)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/21	691	(108,044,328)	373,213
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/21	625	(86,298,828)	(13,398)
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/22/21	56	(9,698,500)	96,692

				$343,816

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/21	1,205	$266,276,758	$250,364
U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/21	247	31,162,523	50,953
Ultra Long Term U.S. Treasury Bond March Future (U.S. Dollar)	3/22/21	16	3,417,000	(43,028)

				$258,289

Total Net Futures Contracts				$602,105

See accompanying notes to the financial statements.

28

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2020

Forward Currency Contracts

At December 31, 2020, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	41,758,570	European Euro	34,040,000	Westpac	1/4/21	$175,072
U.S. Dollar	63,163,148	European Euro	51,577,500	UBS Warburg	2/3/21	112,227

						$287,299

U.S. Dollar	41,809,517	British Pound	30,730,000	Bank National Paribas	1/4/21	$(208,592)
U.S. Dollar	62,052,776	European Euro	52,047,000	Bank National Paribas	1/6/21	(1,531,150)
U.S. Dollar	209,100	European Euro	173,000	Bank National Paribas	1/6/21	(2,248)
U.S. Dollar	62,331,279	European Euro	52,047,000	UBS Warburg	1/6/21	(1,252,647)
European Euro	51,577,500	U.S. Dollar	63,120,545	UBS Warburg	1/6/21	(110,190)
U.S. Dollar	41,427,492	British Pound	30,700,000	Toronto Dominion Bank	1/8/21	(550,669)

						$(3,655,496)

Total Net Forward Currency Contracts						$(3,368,197)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$287,299	$(3,655,496)

See accompanying notes to the financial statements.

29

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$2,019,679,085

Investment securities, at value(a)	$2,118,220,952
Cash	5,504,948
Interest and dividends receivable	10,127,639
Foreign currency, at value (cost $125,305,676)	126,922,565
Unrealized appreciation on forward currency contracts	287,299
Receivable for capital shares issued	680,060
Receivable for investments sold	1,880,691
Receivable for TBA investments sold	220,355,849
Prepaid expenses	11,221

Total Assets	2,483,991,224

Liabilities:
Unrealized depreciation on forward currency contracts	3,655,496
Payable for investments purchased	10,817,040
Payable for TBA investments purchased	303,321,125
Payable for capital shares redeemed	215
Payable for collateral received on loaned securities	6,801,779
Securities sold short (Proceeds received $76,271,731)	76,418,042
Payable for variation margin on futures contracts	187,419
Manager fees payable	613,743
Administration fees payable	157,914
Distribution fees payable	438,390
Custodian fees payable	26,512
Administrative and compliance services fees payable	6,507
Transfer agent fees payable	1,387
Trustee fees payable	23,562
Other accrued liabilities	91,612

Total Liabilities	402,560,743

Net Assets	$2,081,430,481

Net Assets Consist of:
Paid in capital	$1,900,103,091
Total distributable earnings	181,327,390

Net Assets	$2,081,430,481

Shares of beneficial interest (unlimited number of shares authorized, no par value)	176,756,130
Net Asset Value (offering and redemption price per share)	$11.78

(a)	Includes securities on loan of $6,630,171.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$43,289,947
Dividends	120,770
Income from securities lending	49,331

Total Investment Income	43,460,048

Expenses:
Manager fees	7,209,737
Administration fees	813,944
Distribution fees	5,149,833
Custodian fees	103,433
Administrative and compliance services fees	35,682
Transfer agent fees	7,970
Trustee fees	119,943
Professional fees	99,444
Shareholder reports	58,869
Other expenses	42,374

Total expenses	13,641,229

Net Investment Income/(Loss)	29,818,819

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	96,819,863
Net realized gains/(losses) on forward currency contracts	(10,504,525)
Net realized gains/(losses) on futures contracts	(5,620,846)
Net realized gains/(losses) on securities held short	(1,010,975)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	43,798,307
Change in net unrealized appreciation/depreciation on forward currency contracts	(2,214,310)
Change in net unrealized appreciation/depreciation on futures contracts	(729,127)
Change in net unrealized appreciation/depreciation on securities held short	(93,092)

Net realized and Change in net unrealized gains/losses on investments	120,445,295

Change in Net Assets Resulting From Operations	$150,264,114

See accompanying notes to the financial statements.

30

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$29,818,819	$46,912,188
Net realized gains/(losses) on investments	79,683,517	34,197,918
Change in unrealized appreciation/depreciation on investments	40,761,778	84,012,222

Change in net assets resulting from operations	150,264,114	165,122,328

Distributions to Shareholders:
Distributions	(46,897,494)	(48,427,627)

Change in net assets resulting from distributions to shareholders	(46,897,494)	(48,427,627)

Capital Transactions:
Proceeds from shares issued	174,282,361	365,053,905
Proceeds from dividends reinvested	46,897,494	48,427,627
Value of shares redeemed	(482,673,018)	(226,936,952)

Change in net assets resulting from capital transactions	(261,493,163)	186,544,580

Change in net assets	(158,126,543)	303,239,281
Net Assets:
Beginning of period	2,239,557,024	1,936,317,743

End of period	$2,081,430,481	$2,239,557,024

Share Transactions:
Shares issued	14,838,788	33,064,820
Dividends reinvested	4,015,197	4,323,895
Shares redeemed	(41,915,324)	(20,402,903)

Change in shares	(23,061,339)	16,985,812

See accompanying notes to the financial statements.

31

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$11.21	$10.59	$10.89	$10.67	$10.78

Investment Activities:
Net Investment Income/(Loss)	0.17 (a)	0.25 (a)	0.28	0.20	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	0.64	(0.35)	0.12	0.16

Total from Investment Activities	0.84	0.89	(0.07)	0.32	0.25

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.23)	(0.10)	(0.22)
Net Realized Gains	—	—	—	—	(0.14)

Total Dividends	(0.27)	(0.27)	(0.23)	(0.10)	(0.36)

Net Asset Value, End of Period	$11.78	$11.21	$10.59	$10.89	$10.67

Total Return(b)	7.53%	8.38%	(0.58)%	3.01%	2.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,081,430	$2,239,557	$1,936,318	$2,048,679	$2,009,721
Net Investment Income/(Loss)	1.45%	2.28%	2.41%	1.87%	1.93%
Expenses Before Reductions(c)	0.66%	0.65%	0.65%	0.65%	0.67%
Expenses Net of Reductions	0.66%	0.65%	0.65%	0.65%	0.67%
Portfolio Turnover Rate	140%	119%	144%	214%	288%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

32

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

33

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,689 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $6,801,779 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2020, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL Enhanced Bond Index Fund	$2,818,814	$1,415,847	$10,475

34

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2020, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2020, the monthly average notional amount for long contracts was $74.0 million and the monthly average notional amount for short contracts was $206.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $317.4 million, and the monthly average notional amount for short contracts was $307.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$794,015	Payable for variation margin on futures contracts*	$191,910

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	287,299	Unrealized depreciation on forward currency contracts	3,655,496

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(5,620,846)	$(729,127)

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	(10,504,525)	(2,214,310)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2020. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

35

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

As of December 31, 2020, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$287,299	$3,655,496
Futures contracts	—	187,419

Total derivative assets and liabilities in the Statement of Assets and Liabilities	287,299	3,842,915
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(187,419)

Total assets and liabilities subject to a MNA	$287,299	$3,655,496

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Westpac	$175,072	$—	$—	$—	$175,072
UBS Warburg	112,227	(112,227)	—	—	—

Total	$287,299	$(112,227)	$—	$—	$175,072

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank National Paribas	$1,741,990	$—	$—	$—	$1,741,990
Toronto Dominion Bank	550,669	–	—	—	550,669
UBS Warburg	1,362,837	(112,227)	—	—	1,250,610

Total	$3,655,496	$(112,227)	$—	$—	$3,543,269

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed thelesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

36

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $11,501 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

37

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$60,096,109	$—	$60,096,109
Collateralized Mortgage Obligations	—	94,347,284	—	94,347,284
Corporate Bonds+	—	579,847,435	—	579,847,435
Foreign Bonds+	—	87,166,079	—	87,166,079
Yankee Debt Obligations+	—	128,758,903	—	128,758,903
Municipal Bonds	—	21,131,231	—	21,131,231
U.S. Government Agency Mortgages	—	579,804,992	—	579,804,992
U.S. Treasury Obligations	—	541,532,494	—	541,532,494
Commercial Paper	—	10,731,019	—	10,731,019
Short-Term Securities Held as Collateral for Securities on Loan	6,801,779	—	—	6,801,779
Unaffiliated Investment Companies	8,003,627	—	—	8,003,627

Total Investment Securities	14,805,406	2,103,415,546	—	2,118,220,952

Securities Sold Short	—	(76,418,042)	—	(76,418,042)
Other Financial Instruments:*
Futures Contracts	602,105	—	—	602,105
Forward Currency Contracts	—	(3,368,197)	—	(3,368,197)

Total Investments	$15,407,511	$2,023,629,307	$—	$2,039,036,818

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin for futures contracts or at unrealized gain or loss on forward contracts.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,731,780,879	$3,029,154,239

For the year ended December 31, 2020, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$1,636,765,314	$1,941,891,311

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

38

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $1,946,372,995. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$101,110,786
Unrealized (depreciation)	(5,680,871)

Net unrealized appreciation/(depreciation)	$95,429,915

As of the end of its tax year ended December 31, 2020, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2020, the Fund utilized $19,792,377 in CLCFs to offset capital gains.

39

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2020

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$46,897,494	$—	$46,897,494

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$48,427,627	$—	$48,427,627

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Enhanced Bond Index Fund	$74,371,939	$14,951,858	$—	$97,077,977	$186,401,774

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of futures contracts and straddles.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 25% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Enhanced Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Enhanced Bond Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

41

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

42

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

43

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

44

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

45

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

46

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

47

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Fidelity Institutional Asset Management®

Multi-Strategy Fund

Annual Report

December 31, 2020

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 27

Statement of Operations
Page 27

Statements of Changes in Net Assets
Page 28

Financial Highlights
Page 29

Notes to the Financial Statements
Page 30

Report of Independent Registered Public Accounting Firm
Page 37

Other Federal Income Tax Information
Page 38

Other Information
Page 39

Approval of Investment Advisory and Subadvisory Agreements
Page 40

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadviser and Sub-Subadviser, respectively, to the Fidelity Institutional Asset Management Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned 13.47%. That compared to an 18.40%, 7.51% and 13.14% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Income & Growth Composite Index1, respectively.

Approximately 60% of the Fund’s underlying assets are managed by its subadviser, FIAM, LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the Fund’s underlying assets are managed by its sub-subadviser, Geode Capital Management, LLC, investing primarily in large-cap common stocks.*

U.S. equity markets proved resilient in 2020, recovering strongly from the economic shock delivered by the coronavirus (COVID-19) pandemic. The year started with equities performing well, however, the spread of virus around the world caused a dramatic downturn in February and March. Lockdowns implemented by local governments led to a surge in unemployment, decreased spending, and significantly less travel. In response, the U.S. Federal Reserve Board (the Fed) slashed interest rates, backed business loans, and instituted quantitative easing measures. These measures, as well as the U.S. government’s $2.2 trillion fiscal stimulus package, helped spur a recovery in equity markets over the course of spring and summer, and by August the S&P 500 had fully recovered its losses from earlier in the year. Optimism regarding vaccines contributed to stock prices continuing their upward trend through the final months of year.

The U.S. bond market also experienced positive returns in 2020. Concerns about the economic fallout of the COVID-19 pandemic in late winter and early spring led investors to gravitate away from stocks toward the relative safety of fixed-income assets. This shift drove bond yields, especially U.S. Treasury yields, sharply lower. Throughout the rest of the year, meaningful actions taken by the Fed helped to keep Treasury yields low and drove spreads significantly tighter, leading to higher prices for fixed-income assets. In particular, the central bank’s move to buy Treasuries and other securities kept interest rates low and drove up returns.

The Fund outperformed its Income & Growth Composite benchmark for the 12-month period, and the Fund’s equity component outperformed the equity benchmark, the S&P 500. Growth-oriented stocks performed well during the period compared to stocks displaying attractive valuation, particularly in the first quarter, as the market shied away from riskier stocks amid the growing COVID-19 pandemic. This environment detracted somewhat from relative results, as the Fund favors value-oriented stocks and generally avoids large overweight positions in more expensive companies. However, the modestly negative impact of stock selection on the Fund’s performance was more than offset by allocation effects. In particular, an underweight position in the energy and materials sectors contributed to relative returns. Stock selection in the industrials, energy and consumer staples sectors also boosted relative performance.*

The Fund’s fixed-income component also outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight position in corporate bonds contributed to relative returns, as did an increase in an overweight position in high yield corporate bonds, which performed particularly well during the fourth quarter. The Fund’s holdings of Treasury Inflation Protected Securities also boosted relative returns, as these assets were buoyed by rising inflation expectations.*

The Fund held futures to equitize its cash positions during the period. Exposure to this form of derivative did not materially impact the Fund’s performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

    AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	13.47%	9.25%	9.06%	7.09%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%
Income & Growth Composite Index	13.14%	9.46%	9.06%	8.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	1.02%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Income & Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500 and (60%) Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$1,112.40	$3.77	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$1,021.57	$3.61	0.71%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	41.8%

Corporate Bonds	20.8

U.S. Treasury Obligations	14.2

Yankee Debt Obligations	7.1

U.S. Government Agency Mortgages	7.0

Collateralized Mortgage Obligations	3.9

Unaffiliated Investment Companies	3.2

Asset Backed Securities	1.1

Municipal Bonds	0.9

Short-Term Securities Held as Collateral for Securities on Loan	0.8

Bank Loans	—	†

Convertible Bonds	—	†

Warrants	—	†

Rights	—	†

Foreign Bonds	—	†

Total Investment Securities	100.8

Net other assets (liabilities)	(0.8)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (41.8%):
Aerospace & Defense (0.4%):
6,094	Curtiss-Wright Corp.	$709,037
13,811	Moog, Inc., Class A	1,095,212
5,545	Parson Corp.*	201,894

		2,006,143

Airlines (0.4%):
5,434	Alaska Air Group, Inc.	282,568
19,779	Copa Holdings SA, Class A	1,527,532
10,377	Southwest Airlines Co.	483,672

		2,293,772

Automobiles (0.8%):
89,167	Ford Motor Co.	783,778
4,896	Tesla, Inc.*	3,454,960

		4,238,738

Banks (1.5%):
43,686	Bank of America Corp.	1,324,123
34,426	Citigroup, Inc.	2,122,707
2,040	Citizens Financial Group, Inc.	72,950
31,339	JPMorgan Chase & Co.	3,982,247
6,937	Popular, Inc.	390,692
1,410	U.S. Bancorp	65,692
20,127	Wells Fargo & Co.	607,433

		8,565,844

Beverages (0.7%):
50,041	Coca-Cola Co. (The)	2,744,248
418	Coca-Cola Consolidated, Inc.	111,301
2,639	Molson Coors Brewing Co., Class B	119,256
5,906	PepsiCo, Inc.	875,860

		3,850,665

Biotechnology (0.9%):
21,833	AbbVie, Inc.	2,339,406
185	Alexion Pharmaceuticals, Inc.*	28,904
4,374	Amgen, Inc.	1,005,670
2,750	Biogen, Inc.*	673,365
12,281	Gilead Sciences, Inc.	715,491
1,839	United Therapeutics Corp.*	279,142

		5,041,978

Building Products (0.5%):
23,176	Carrier Global Corp.	874,199
16,171	Johnson Controls International plc	753,407
5,077	Simpson Manufacturing Co., Inc.	474,446
1,759	Trane Technologies plc	255,336
9,273	UFP Industries, Inc.	515,115

		2,872,503

Capital Markets (0.8%):
1,503	Artisan Partners Asset Management, Inc., Class A	75,661
22,699	Bank of New York Mellon Corp. (The)	963,346
2,227	Charles Schwab Corp. (The)	118,120
13,864	Federated Hermes, Inc., Class B	400,531
3,796	Goldman Sachs Group, Inc.	1,001,043
3,840	LPL Financial Holdings, Inc.	400,205
20,692	Morgan Stanley	1,418,023
555	Raymond James Financial, Inc.	53,097
2,237	Stifel Financial Corp.	112,879
137	T. Rowe Price Group, Inc.	20,740

		4,563,645

Shares		Value
Common Stocks, continued
Chemicals (0.2%):
1,290	Balchem Corp.	$148,634
8,510	CF Industries Holdings, Inc.	329,422
3,115	Eastman Chemical Co.	312,372
732	NewMarket Corp.	291,548
1,483	Sensient Technologies Corp.	109,401

		1,191,377

Commercial Services & Supplies (0.2%):
20,320	Herman Miller, Inc.	686,816
970	UniFirst Corp.	205,339

		892,155

Communications Equipment (0.3%):
32,820	Cisco Systems, Inc.	1,468,695

Construction & Engineering (0.2%):
12,347	EMCOR Group, Inc.	1,129,257
3,429	Quanta Services, Inc.	246,956

		1,376,213

Construction Materials (0.1%):
2,536	Vulcan Materials Co.	376,114

Consumer Finance (0.4%):
10,406	Capital One Financial Corp.	1,028,633
3,425	OneMain Holdings, Inc.	164,948
741	PROG Holdings, Inc.	39,918
23,016	SLM Corp.	285,168
20,653	Synchrony Financial	716,866

		2,235,533

Containers & Packaging (0.0%†):
577	Packaging Corp. of America	79,574

Diversified Consumer Services (0.0%†):
160	Graham Holdings Co., Class B	85,341

Diversified Financial Services (0.6%):
15,461	Berkshire Hathaway, Inc., Class B*	3,584,942

Diversified Telecommunication Services (0.5%):
36,099	AT&T, Inc.	1,038,207
73,137	CenturyLink, Inc.	713,086
21,938	Verizon Communications, Inc.	1,288,857

		3,040,150

Electric Utilities (0.6%):
5,529	Exelon Corp.	233,435
11,554	Hawaiian Electric Industries, Inc.	408,896
2,740	IDACORP, Inc.	263,122
18,255	NextEra Energy, Inc.	1,408,373
22,043	Portland General Electric Co.	942,779
2,280	PPL Corp.	64,296

		3,320,901

Electrical Equipment (0.2%):
5,513	AMETEK, Inc.	666,742
4,269	Eaton Corp. plc	512,878
727	Hubbell, Inc.	113,986

		1,293,606

Electronic Equipment, Instruments & Components (0.0%†):
1,454	SYNNEX Corp.	118,414

Energy Equipment & Services (0.3%):
1,143	Halliburton Co.	21,603

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
2,577	NOV, Inc.	$35,382
60,028	Schlumberger, Ltd.	1,310,411
36,681	TechnipFMC plc	344,802

		1,712,198

Entertainment (0.9%):
1,765	Activision Blizzard, Inc.	163,880
38,736	Cinemark Holdings, Inc.^	674,394
2	Electronic Arts, Inc.	287
638	Madison Square Garden Sports Corp., Class A*	117,456
5,106	Netflix, Inc.*	2,760,968
6,157	Walt Disney Co. (The)*	1,115,525

		4,832,510

Equity Real Estate Investment Trusts (0.9%):
6,264	American Tower Corp.	1,406,017
4,210	Apple Hospitality REIT, Inc.	54,351
3,056	Crown Castle International Corp.	486,485
375	Equinix, Inc.	267,817
36,246	Host Hotels & Resorts, Inc.	530,279
50,594	Parks Hotels & Resorts, Inc.	867,687
1,331	PotlatchDeltic Corp.	66,577
4,268	Public Storage, Inc.	985,609
1,451	Ryman Hospitality Properties, Inc.	98,320
336	SBA Communications Corp.	94,796
1,825	STAG Industrial, Inc.	57,159
1,154	VICI Properties, Inc.	29,427

		4,944,524

Food & Staples Retailing (0.5%):
1,071	Costco Wholesale Corp.	403,531
17,763	Walmart, Inc.	2,560,537

		2,964,068

Food Products (0.3%):
758	Archer-Daniels-Midland Co.	38,211
19	Hershey Co. (The)	2,894
7,021	Mondelez International, Inc., Class A	410,518
786	TreeHouse Foods, Inc.*	33,397
19,870	Tyson Foods, Inc., Class A	1,280,423

		1,765,443

Health Care Equipment & Supplies (1.6%):
21,194	Abbott Laboratories	2,320,531
3,609	Baxter International, Inc.	289,586
2,380	Becton Dickinson & Co.	595,524
3,207	Boston Scientific Corp.*	115,292
9,794	Danaher Corp.	2,175,639
3,624	Hill-Rom Holdings, Inc.	355,043
17,247	Hologic, Inc.*	1,256,099
16,002	Medtronic plc	1,874,474

		8,982,188

Health Care Providers & Services (1.2%):
5,056	Anthem, Inc.	1,623,431
912	Cigna Corp.	189,860
18,316	CVS Health Corp.	1,250,983
3,443	Humana, Inc.	1,412,560
723	McKesson Corp.	125,744
5,536	UnitedHealth Group, Inc.	1,941,364

		6,543,942

Shares		Value
Common Stocks, continued
Health Care Technology (0.3%):
15,175	Cerner Corp.	$1,190,934
853	Veeva Systems, Inc., Class A*	232,229

		1,423,163

Hotels, Restaurants & Leisure (0.9%):
39,630	Carnival Corp., Class A	858,386
1,204	Hilton Worldwide Holdings, Inc.	133,957
3,392	Hyatt Hotels Corp., Class A	251,856
121	McDonald’s Corp.	25,964
9,272	MGM Resorts International	292,161
27,011	Norwegian Cruise Line Holdings, Ltd.*^	686,890
7,313	Royal Caribbean Cruises, Ltd.	546,208
848	Scientific Games Corp., Class A*	35,183
5,284	Starbucks Corp.	565,282
1,780	Vail Resorts, Inc.	496,549
26,447	Wyndham Destinations, Inc.	1,186,412
1,267	Wynn Resorts, Ltd.	142,956

		5,221,804

Household Durables (0.8%):
18,167	D.R. Horton, Inc.	1,252,070
9,226	MDC Holdings, Inc.	448,383
6,955	Meritage Homes Corp.*	576,013
Household Durables, continued
170	NVR, Inc.*	693,576
24,722	PulteGroup, Inc.	1,066,013
8,605	Taylor Morrison Home Corp., Class A*	220,718

		4,256,773

Household Products (0.7%):
26,603	Procter & Gamble Co. (The)	3,701,541

Independent Power and Renewable Electricity Producers (0.2%):
24,630	NRG Energy, Inc.	924,857
4,476	Vistra Corp.	87,998

		1,012,855

Industrial Conglomerates (0.5%):
71,937	General Electric Co.	776,920
8,362	Honeywell International, Inc.	1,778,597

		2,555,517

Insurance (0.6%):
4,503	Allstate Corp. (The)	495,015
3,914	American Financial Group, Inc.	342,945
14,845	First American Financial Corp.	766,447
3,986	Primerica, Inc.	533,845
13,954	Progressive Corp. (The)	1,379,771
1,421	Selective Insurance Group, Inc.	95,179

		3,613,202

Interactive Media & Services (2.6%):
2,231	Alphabet, Inc., Class A*	3,910,140
2,818	Alphabet, Inc., Class C*	4,936,798
20,664	Facebook, Inc., Class A*	5,644,578

		14,491,516

Internet & Direct Marketing Retail (2.0%):
3,326	Amazon.com, Inc.*	10,832,549
56	Booking Holdings, Inc.*	124,727

		10,957,276

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services (1.9%):
78	Accenture plc, Class C	$20,374
6,295	Amdocs, Ltd.	446,504
8,001	Automatic Data Processing, Inc.	1,409,776
2,213	CACI International, Inc., Class A*	551,767
1,454	Concentrix Corp.*	143,510
1,880	Euronet Worldwide, Inc.*	272,450
8,058	Global Payments, Inc.	1,735,854
4,151	MasterCard, Inc., Class A	1,481,658
9,734	PayPal Holdings, Inc.*	2,279,703
2,125	Square, Inc., Class A*	462,485
616	VeriSign, Inc.*	133,303
6,996	Visa, Inc., Class A	1,530,235

		10,467,619

Leisure Products (0.1%):
6,491	Polaris, Inc.	618,462

Life Sciences Tools & Services (0.5%):
256	Illumina, Inc.*	94,720
425	PerkinElmer, Inc.	60,987
5,406	Thermo Fisher Scientific, Inc.	2,518,007

		2,673,714

Machinery (1.2%):
9,906	AGCO Corp.	1,021,209
18,954	Allison Transmission Holdings, Inc.	817,486
9,116	Caterpillar, Inc.	1,659,294
6,576	Cummins, Inc.	1,493,410
5,139	Deere & Co.	1,382,648
185	Illinois Tool Works, Inc.	37,718
9,585	Rexnord Corp.	378,512

		6,790,277

Media (0.1%):
12,101	Comcast Corp., Class A	634,092

Metals & Mining (0.6%):
9,083	Freeport-McMoRan, Inc.	236,339
18,765	Hecla Mining Co.	121,597
23,881	Newmont Corp.	1,430,233
8,037	Reliance Steel & Aluminum Co.	962,431
7,038	Royal Gold, Inc.	748,562

		3,499,162

Multiline Retail (0.3%):
5,712	Dollar Tree, Inc.*	617,125
5,312	Target Corp.	937,727

		1,554,852

Multi-Utilities (0.0%†):
3,979	Avista Corp.	159,717
475	Public Service Enterprise Group, Inc.	27,693

		187,410

Oil, Gas & Consumable Fuels (1.1%):
178	California Resources Corp.*	4,199
188	California Resources Corp.*	4,435
27,076	Chevron Corp.	2,286,568
5,492	Cimarex Energy Co.	206,005
13,559	ConocoPhillips	542,224
13,526	Denbury, Inc.*	347,483
28,308	EOG Resources, Inc.	1,411,720
8,059	Exxon Mobil Corp.	332,192

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
6,344	Kinder Morgan, Inc.	$86,722
7,922	Pioneer Natural Resources Co.	902,237
4,011	Sanchez Energy Corp.*	64,180

		6,187,965

Personal Products (0.2%):
146,581	Coty, Inc., Class A	1,028,999

Pharmaceuticals (1.7%):
28,327	Bristol-Myers Squibb Co.	1,757,124
4,167	Eli Lilly & Co.	703,556
19,481	Johnson & Johnson	3,065,920
32,118	Merck & Co., Inc.	2,627,253
21,094	Pfizer, Inc.	776,470
21,257	Viatris, Inc.*	398,356

		9,328,679

Professional Services (0.0%†):
173	IHS Markit, Ltd.	15,541

Road & Rail (0.7%):
15,071	CSX Corp.	1,367,693
2,333	Norfolk Southern Corp.	554,344
9,918	Schneider National, Inc., Class B	205,303
6,033	Union Pacific Corp.	1,256,191
14,782	Werner Enterprises, Inc.	579,750

		3,963,281

Semiconductors & Semiconductor Equipment (1.9%):
28,158	Amkor Technology, Inc.	424,623
14,051	Applied Materials, Inc.	1,212,601
2,225	Broadcom, Inc.	974,216
1,568	Cirrus Logic, Inc.*	128,890
9,257	Intel Corp.	461,184
6,011	NVIDIA Corp.	3,138,944
16,284	Qualcomm, Inc.	2,480,705
4,056	Synaptics, Inc.*	390,998
8,610	Texas Instruments, Inc.	1,413,159
32	Xilinx, Inc.	4,537

		10,629,857

Software (4.1%):
5,148	Adobe, Inc.*	2,574,618
3,034	Box, Inc.*	54,764
7,098	Cadence Design Systems, Inc.*	968,380
2,118	DocuSign, Inc.*	470,831
486	Intuit, Inc.	184,607
60,202	Microsoft Corp.	13,390,129
8,317	Oracle Corp.	538,027
10,383	salesforce.com, Inc.*	2,310,529
565	ServiceNow, Inc.*	310,993
3,312	Synopsys, Inc.*	858,603
4,020	Workday, Inc., Class A*	963,232

		22,624,713

Specialty Retail (0.3%):
4,579	Aaron’s Co., Inc. (The)*	86,818
1,610	AutoNation, Inc.*	112,362
247	AutoZone, Inc.*	292,803
4,414	Home Depot, Inc. (The)	1,172,447
99	Murphy U.S.A., Inc.	12,956

		1,677,386

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (3.0%):
127,891	Apple, Inc.	$16,969,857

Textiles, Apparel & Luxury Goods (0.3%):
2,021	Carter’s, Inc.	190,116
10,532	Nike, Inc., Class B	1,489,962

		1,680,078

Thrifts & Mortgage Finance (0.1%):
47,942	MGIC Investment Corp.	601,672

Tobacco (0.1%):
9,973	Philip Morris International, Inc.	825,665

Total Common Stocks (Cost $164,158,147)		233,434,104

Warrants (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
63	California Resources Corp., 10/27/24	252
1,841	Occidental Petroleum Corp., 8/3/27	12,537

		12,789

Total Warrants (Cost $ —)		12,789

Right (0.0%†):
Pharmaceuticals (0.0%†):
3,163	Bristol-Myers Squibb Co. CVR, Expires on 12/31/21*	2,183

Total Right (Cost $7,275)		2,183

Asset Backed Securities (1.1%):
$978,807	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(a)	907,750
237,716	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(a)	223,764
244,877	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(a)	209,982
144,363	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(a)	136,453
285,720	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(a)	270,120
192,990	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(a)	182,258
127,604	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	122,807
586,630	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	557,763
281,218	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(a)	267,437
216,990	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(a)	178,211
296,727	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(a)	282,040
357,880	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(a)	379,458
213,950	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(a)	220,054
221,909	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(a)	214,348
234,537	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(a)	226,261

Contracts, Shares, Notional Amount or Principal Amount		Value
Asset Backed Securities, continued
$217,800	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(a)	$205,398
248,542	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(a)	238,388
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(a)	190,322
261,539	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(a)	253,198
257,938	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(a)(b)	247,542
356,092	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(a)(b)	342,029
361,320	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(a)	344,424

Total Asset Backed Securities (Cost $6,557,427)		6,200,007

Collateralized Mortgage Obligations (3.9%):
250,000	AIMCO CLO 11, Ltd., Class A, Series 2020-11A, 1.60%(US0003M+138bps), 10/15/31, Callable 10/15/21 @ 100(a)	250,294
310,000	Aimco CLO 12, Ltd., Class A, Series 2020-12A(US0003M+121bps), 1/17/32(a)	310,158
324,000	AIMCO CLO, Ltd., Class A, Series 2019-10A, 1.54%(US0003M+132bps), 7/22/32, Callable 7/22/21 @ 100(a)	324,108
250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A, 1.55%(US0003M+133bps), 1/20/33, Callable 1/20/22 @ 100(a)	250,370
256,000	Ares CLO, Ltd., Class A, Series 2019-54A, 1.56%(US0003M+132bps), 10/15/32, Callable 10/15/21 @ 100(a)	256,243
344,000	Ares CLO, Ltd., Class AR, Series 2016-41A, 1.44%(US0003M+120bps), 1/15/29, Callable 1/15/21 @ 100(a)	343,999
250,000	Ares LV CLO, Ltd., Class A1, Series 2020-55A, 1.94%(US0003M+170bps), 4/15/31, Callable 7/15/21 @ 100(a)	250,785
250,000	Ares LVIII CLO, Ltd., Class A, Series 2020-58A(US0003M+122bps), 1/15/33(a)	250,124
233,000	BAMLL Commercial Mortgage Securities Trust, Class A, Series 2020-JGDN, 2.91%(US0001M+275bps), 11/15/30(a)	233,000
177,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(a)	176,881
30,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52	33,176
68,000	Barclays, Class A, Series 2016-MART, 2.20%, 9/13/31(a)	67,914
305,000	Barings CLO, Ltd., Class A1, Series 2020-1A, 1.63%(US0003M+140bps), 10/15/32, Callable 10/15/21 @ 100(a)	305,581
310,000	Barings CLO, Ltd., Class A, Series 2020-4A(US0003M+122bps), 1/20/32(a)	310,161

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Collateralized Mortgage Obligations, continued
$265,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 1.55%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(a)	$265,390
34,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51(b)	40,261
46,000	Benchmark Mortgage Trust, Class A5, Series 2019-B14, 3.05%, 12/15/61	51,513
139,000	BFLD Trust, Class A, Series 2020-OBRK, 2.21%(US0001M+205bps), 11/15/28(a)	139,000
309,000	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 1.23%(US0003M+99bps), 4/15/29, Callable 1/15/21 @ 100(a)	307,370
98,905	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 2.78%(US0001M+263bps), 9/15/37(a)	73,542
152,860	BX Commercial Mortgage Trust, Class B, Series 2020-BXLP, 1.16%(US0001M+100bps), 12/15/29(a)	152,860
120,889	BX Commercial Mortgage Trust, Class C, Series 2020-BXLP, 1.28%(US0001M+112bps), 12/15/29(a)	120,419
142,869	BX Commercial Mortgage Trust, Class E, Series 2020-BXLP, 1.76%(US0001M+160bps), 12/15/29(a)	140,030
202,000	BX Commercial Mortgage Trust, Class A, Series 2020-FOX, 1.16%(US0001M+100bps), 11/15/32(a)	202,291
113,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 1.76%(US0001M+160bps), 4/15/34(a)	106,765
345,544	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 1.96%(US0001M+180bps), 10/15/36(a)	343,005
245,868	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 1.61%(US0001M+145bps), 10/15/36(a)	244,683
173,722	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 1.41%(US0001M+125bps), 10/15/36(a)	173,268
138,597	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 1.24%(US0001M+108bps), 10/15/36(a)	138,597
423,612	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.96%(US0001M+80bps), 12/15/29(a)	423,612
172,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 1.46%(US0001M+130bps), 4/15/34(a)	165,098
298,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 1.16%(US0001M+100bps), 4/15/34(a)	290,526
186,829	BX Commercial Mortgage Trust, Class D, Series 2020-BXLP, 1.41%(US0001M+125bps), 12/15/29(a)	184,735
94,500	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 1.96%(US0001M+180bps), 11/15/35(a)	94,139
119,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 2.06%(US0001M+190bps), 4/15/34(a)	111,257
250,000	Cedar Funding CLO, Ltd., Class A1A, Series 2019-11A, 1.57%(US0003M+135bps), 5/29/32, Callable 8/29/21 @ 100(a)	250,060
250,000	Cedar Funding CLO, Ltd., Class A, Series 2019-10A, 1.56%(US0003M+134bps), 10/20/32, Callable 10/20/21 @ 100(a)	250,161
250,000	Cedar Funding XII CLO, Ltd., Class A, Series 2020-12A, 1.51%(US0003M+127bps), 10/25/32, Callable 10/25/21 @ 100(a)	250,162

Contracts, Shares, Notional Amount or Principal Amount		Value
Collateralized Mortgage Obligations, continued
$99,570	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 1.91%(US0001M+175bps), 6/15/34(a)	$93,945
404,256	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 1.28%(US0001M+112bps), 6/15/34(a)	387,808
99,570	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 1.66%(US0001M+150bps), 6/15/34(a)	93,904
247,000	Columbia Cent CLO 29, Ltd., Class A1N, Series 2020-29A, 1.92%(US0003M+170bps), 7/20/31, Callable 1/20/22 @ 100(a)	248,386
410,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A(US0003M+131bps), 1/20/34(a)	410,210
57,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 6/15/24 @ 100	62,890
100,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 20-NET, 2.26%, 8/15/37(a)	103,662
140,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 1.39%(US0001M+123bps), 5/15/36(a)	139,954
153,000	Credit Suisse Mortgage Capital Certificates, Class C, Series 2019-ICE4, 1.59%(US0001M+143bps), 5/15/36(a)	152,797
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(a)	94,356
100,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(a)	85,390
205,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(a)	204,338
860,000	CSMC Trust, Class D, Series 2017-PFHP, 2.41%(US0001M+225bps), 12/15/30(a)	753,394
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(a)	97,829
290,000	Dryden 68 CLO, Ltd., Class A, Series 2019-68A, 1.55%(US0003M+131bps), 7/15/32, Callable 7/15/21 @ 100(a)	289,722
250,000	Dryden 76 CLO, Ltd., Class A1, Series 2019-76A, 1.55%(US0003M+133bps), 10/20/32, Callable 10/20/21 @ 100(a)	250,383
250,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A(US0003M+122bps), 1/18/32(a)	250,000
250,000	Dryden 85 CLO, Ltd., Class A1, Series 2020-85A, 1.56%(US0003M+135bps), 10/15/32, Callable 10/15/21 @ 100(a)	250,474
250,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 1.40%(US0003M+118bps), 4/17/33, Callable 4/17/22 @ 100(a)	249,862
275,000	Dryden CLO, Ltd., Class A, Series 2019-72A, 1.55%(US0003M+133bps), 5/15/32, Callable 5/15/21 @ 100(a)	275,039
300,000	Eaton Vance CLO, Ltd., Class A, Series 2020-1A(US0003M+165bps), 10/15/30, Callable 10/15/21 @ 100(a)	301,214
310,000	Eaton Vance CLO, Ltd., Class A1, Series 2020-2A, 1.56%(US0003M+137bps), 10/15/32, Callable 1/15/22 @ 100(a)	310,716
300,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 1.55%(US0003M+130bps), 11/20/33, Callable 11/20/22 @ 100(a)	300,563

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Collateralized Mortgage Obligations, continued
$286,000	Flatiron CLO, Ltd., Class A, Series 2019-1A, 1.54%(US0003M+132bps), 11/16/32, Callable 11/16/21 @ 100(a)	$286,428
210,000	GB Trust, Class A, Series 2020-FLIX, 1.28%(US0001M+112bps), 8/25/37(a)	210,286
41,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(a)	42,024
64,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(a)	63,746
87,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(a)	83,634
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A(US0003M+121bps), 1/15/33(a)	250,125
330,000	Madison Park Funding XLV, Ltd., Class A, Series 2020-45A, 1.92%(US0003M+165bps), 7/15/31, Callable 7/15/21 @ 100(a)	330,928
250,000	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 1.14%(US0003M+92bps), 1/22/28, Callable 1/22/21 @ 100(a)	249,160
324,000	Madison Park Funding, Ltd., Class A1, Series 2019-37A, 1.54%(US0003M+130bps), 7/15/32, Callable 7/15/21 @ 100(a)	323,524
250,000	Madison Park Funding, Ltd., Class AR2, Series 2012-101, 1.44%(US0003M+122bps), 1/20/29, Callable 1/20/21 @ 100(a)	250,007
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 1.57%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(a)	250,342
500,000	Magnetite, Ltd., Class A, Series 24, 1.57%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(a)	500,737
302,000	Magnetite, Ltd., Class A, Series 2019-21A, 1.50%(US0003M+128bps), 4/20/30, Callable 1/20/21 @ 100(a)	301,712
315,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 1.29%(US0003M+107bps), 10/20/30, Callable 4/20/21 @ 100(a)	313,322
53,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(a)	48,394
56,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(a)	54,104
385,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(a)	400,150
236,041	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 1.41%(US0001M+125bps), 6/15/35(a)	228,455
567,462	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 1.66%(US0001M+150bps), 6/15/35(a)	544,060
132,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 12/15/28 @ 100	155,464
324,000	Niagara Park CLO, Ltd., Class A, Series 2019-1A, 1.52%(US0003M+130bps), 7/17/32, Callable 7/17/21 @ 100(a)	324,178
311,000	RETL, Class C, Series 2019-RVP, 2.26%(US0001M+210bps), 3/15/36(a)	298,535

Contracts, Shares, Notional Amount or Principal Amount		Value
Collateralized Mortgage Obligations, continued
$335,277	Stratus CLO, Ltd., Class A, Series 2020-1A, 2.20%(US0003M+198bps), 4/30/28, Callable 4/20/21 @ 100(a)	$336,190
250,000	Symphony CLO XXIII, Ltd., Class A, Series 2020-23A, 1.49%(US0003M+132bps), 1/15/34, Callable 1/15/22 @ 100(a)	250,473
250,000	Taconic Park CLO, Ltd., Class A1R, Series 2016-1A, 1.22%(US0003M+100bps), 1/20/29, Callable 4/20/21 @ 100(a)	248,805
332,000	VERDE CLO, Ltd., Class A, Series 2019-1A, 1.59%(US0003M+135bps), 4/15/32, Callable 4/15/21 @ 100(a)	332,086
185,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(a)	191,732
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(a)	20,795
390,000	Voya CLO, Ltd., Class A1, Series 2020-3A, 1.50%(US0003M+130bps), 10/20/31, Callable 10/20/21 @ 100(a)	390,311
335,000	Voya CLO, Ltd., Class A, Series 2019-2, 1.49%(US0003M+127bps), 7/20/32, Callable 7/20/21 @ 100(a)	335,092
300,000	Voya CLO, Ltd., Class A1, Series 2020-2A, 1.78%(US0003M+160bps), 7/19/31, Callable 7/19/21 @ 100(a)	300,662
283,000	Voya CLO, Ltd., Class A, Series 2020-1A, 2.00%(US0003M+170bps), 7/16/31, Callable 7/16/21 @ 100(a)	283,783
155,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	185,440

Total Collateralized Mortgage Obligations (Cost $21,852,792)		21,673,058

Convertible Bonds (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
46,000	Mesquite Energy, Inc., 15.00%, 7/15/23(a)	46,000
26,314	Mesquite Energy, Inc., 15.00%, 7/15/23(a)	26,314

		72,314

Total Convertible Bonds (Cost $72,314)		72,314

Bank Loans (0.0%†):
Diversified Financial Services (0.0%†):
96,022	Intelsat Jackson Holdings SA, 5.58%(LIBOR+550bps), 7/13/21	97,798
10,000	Intelsat Jackson Holdings SA, 5.58%(LIBOR+550bps), 1/2/24	10,140

		107,938

Software (0.0%†):
55,000	Ultimate Software Group, Inc. (The), 4.08%(LIBOR+400bps), 5/4/26	55,244

Total Bank Loans (Cost $159,758)		163,182

Corporate Bonds (20.8%):
Aerospace & Defense (0.4%):
145,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	169,748

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Aerospace & Defense, continued
$145,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	$175,460
100,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	129,643
100,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	137,396
150,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	212,612
210,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(a)	218,138
80,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(a)	83,300
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	6,138
45,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(a)	46,969
85,000	Signature Aviation US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69(a)	87,125
15,000	TransDigm, Inc., 6.50%, 5/15/25, Callable 2/11/21 @ 103.25	15,431
240,000	TransDigm, Inc., 6.25%, 3/15/26, Callable 3/15/22 @ 103.13(a)	255,600
40,000	TransDigm, Inc., 6.88%, 5/15/26, Callable 5/15/21 @ 105.16	42,300
40,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 6/15/21 @ 103.19	41,500
35,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 3/15/22 @ 103.75	37,450
425,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 11/15/22 @ 102.75	446,250

		2,105,060

Air Freight & Logistics (0.0%†):
135,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13(a)	144,956

Automobiles (0.1%):
240,000	Volkswagen Group of America Finance LLC, 2.90%, 5/13/22(a)	247,560
209,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(a)	220,825

		468,385

Banks (1.7%):
640,000	Bank of America Corp., 4.20%, 8/26/24, MTN	712,497
410,000	Bank of America Corp., Series L, 3.95%, 4/21/25	461,743
151,000	Bank of America Corp., Series G, 4.45%, 3/3/26	175,804
70,000	CIT Group, Inc., 3.93% (SOFR+4 bps), 6/19/24, Callable 6/19/23 @ 100	74,025
165,000	CIT Group, Inc., 6.13%, 3/9/28	200,681
730,000	Citigroup, Inc., Series V, 4.05%, 7/30/22	770,214
255,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	277,166
1,098,000	Citigroup, Inc., 4.30%, 11/20/26	1,282,095
456,000	Citigroup, Inc., 4.41% (SOFR+391 bps), 3/31/31, Callable 3/31/30 @ 100	552,967

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$2,005,000	JPMorgan Chase & Co., 3.88%, 9/10/24	$2,238,490
181,000	JPMorgan Chase & Co., 2.96% (SOFR+252 bps), 5/13/31, Callable 5/13/30 @ 100	198,232
205,000	Wells Fargo & Co., 2.41% (US0003M+83 bps), 10/30/25, Callable 10/30/24 @ 100, MTN	216,470
645,000	Wells Fargo & Co., 4.48% (US0003M+4 bps), 4/4/31, Callable 4/4/30 @ 100, MTN	788,525
921,000	Wells Fargo & Co., 5.01% (US0003M+424 bps), 4/4/51, Callable 4/4/50 @ 100, MTN	1,308,348

		9,257,257

Beverages (0.4%):
400,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	462,859
150,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	183,873
400,000	Anheuser-Busch InBev Worldwide, Inc., 4.50%, 6/1/50, Callable 12/1/49 @ 100	504,744
333,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	435,744
345,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	523,786
163,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, 6/1/60, Callable 12/1/59 @ 100	209,862

		2,320,868

Biotechnology (0.2%):
1,050,000	AbbVie, Inc., 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,082,784

Building Products (0.0%†):
205,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(a)	215,506

Capital Markets (1.4%):
457,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	493,560
507,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	548,348
780,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	915,771
128,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	194,095
3,431,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	3,678,523
434,000	Morgan Stanley, 3.62% (SOFR+312 bps), 4/1/31, Callable 4/1/30 @ 100	502,561
125,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 8/1/22 @ 108.06(a)	134,531
296,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(a)	350,384
300,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(a)	389,480
280,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31(a)	308,350

		7,515,603

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Chemicals (0.3%):
$110,000	CF Industries, Inc., 5.15%, 3/15/34	$134,888
15,000	CF Industries, Inc., 4.95%, 6/1/43	18,375
210,000	CF Industries, Inc., 5.38%, 3/15/44	263,813
135,000	Chemours Co., 7.00%, 5/15/25, Callable 2/11/21 @ 103.5	139,894
240,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	254,400
235,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(a)	239,700
10,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26, Callable 6/30/23 @ 103.75(a)	10,425
10,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27, Callable 12/31/23 @ 103.5(a)	10,462
80,000	Olin Corp., 5.63%, 8/1/29, Callable 8/1/24 @ 102.81	86,700
95,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	101,175
25,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(a)	26,375
90,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(a)	92,362
50,000	WR Grace & Co., 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(a)	52,750

		1,431,319

Commercial Services & Supplies (0.2%):
70,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 2/11/21 @ 103.75(a)	71,750
365,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5(a)	384,619
70,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(a)	71,925
60,000	Tempo Acquisition LLC /Tempo Acquisition Finance Corp., 5.75%, 6/1/25, Callable 6/1/22 @ 102.88(a)	63,750
230,000	Tempo Finance Corp., 6.75%, 6/1/25, Callable 1/22/21 @ 103.38(a)	236,612

		828,656

Construction & Engineering (0.1%):
190,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	210,900
235,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/11/21 @ 106.34(a)	238,525
170,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(a)	178,925

		628,350

Consumer Finance (2.0%):
390,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	411,450
90,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	91,687
100,000	Ally Financial, Inc., 5.13%, 9/30/24	114,875
224,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	266,280

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$142,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	$165,075
313,000	Capital One Financial Corp., 2.60%, 5/11/23, Callable 4/11/23 @ 100	327,436
565,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	646,372
343,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	396,485
1,000,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	1,014,706
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	263,861
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,058,707
253,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	291,913
35,000	Ford Motor Credit Co LLC, 4.27%, 1/9/27, Callable 11/9/26 @ 100	36,941
75,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	78,614
140,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	147,029
200,000	Ford Motor Credit Co. LLC, 5.09%, 1/7/21	200,013
313,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	323,556
329,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	354,534
968,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,009,142
70,000	Ford Motor Credit Co. LLC, 4.69%, 6/9/25, Callable 4/9/25 @ 100	74,560
55,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	59,668
160,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	177,897
130,000	General Motors Acceptance Corp., 8.00%, 11/1/31	189,800
500,000	General Motors Financial Co., Inc., 4.20%, 3/1/21, Callable 2/1/21 @ 100	501,473
20,000	Navient Corp., 7.25%, 1/25/22, MTN	20,925
115,000	OneMain Finance Corp., 6.88%, 3/15/25	133,687
110,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	113,712
271,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	273,603
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	517,399
76,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	78,470
244,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	267,704
610,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	667,616
405,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	451,840

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$423,000	Synchrony Financial, 5.15%, 3/19/29, Callable 12/19/28 @ 100	$508,614

		11,235,644

Containers & Packaging (0.0%†):
5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 8/15/22 @ 102.06(a)	5,225
100,000	Berry Global Escrow Corp., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(a)	107,255
4,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/11/21 @ 101.28(a)	4,050

		116,530

Diversified Consumer Services (0.2%):
90,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(a)	96,750
125,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 2/11/21 @ 103.44(a)	128,750
190,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 2/11/21 @ 103.44(a)	195,700
65,000	Double Eagle III Midco 1 LLC / Double Eagle Finance Corp., 7.75%, 12/15/25, Callable 12/15/22 @ 103.88(a)	68,819
80,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(a)	85,200
160,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 2/11/21 @ 106.19(a)	169,000
70,000	Service Corp International, 5.13%, 6/1/29, Callable 6/1/24 @ 102.56	77,525
330,000	Sotheby’s, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69(a)	353,100

		1,174,844

Diversified Financial Services (0.2%):
60,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	64,514
45,000	Banff Merger Sub, Inc., 9.75%, 9/1/26, Callable 9/1/21 @ 104.88(a)	48,375
200,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/11/21 @ 101.72(a)	202,750
126,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 7/15/21 @ 103.94(a)	132,615
105,000	Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13(a)	107,625
15,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(a)	14,962
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(a)	553,904
185,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	199,783

		1,324,528

Diversified Telecommunication Services (0.3%):
28,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	31,256
138,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	164,684

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$76,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100(a)	$77,811
400,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	522,206
234,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100(a)	244,315
80,000	CenturyLink, Inc., 5.63%, 4/1/25, Callable 1/1/25 @ 100	86,300
235,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(a)	246,750
10,000	CenturyLink, Inc., Series G, 6.88%, 1/15/28^	11,513
55,000	Front Range BidCo, Inc., 4.00%, 3/1/27, Callable 3/1/21 @ 102(a)	55,275
120,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(a)	126,900
40,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(a)	43,250
45,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(a)	46,912
45,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(a)	48,150

		1,705,322

Electric Utilities (0.6%):
10,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(a)	10,175
371,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(a)	394,651
165,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	166,402
54,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(a)	55,896
790,000	Edison International, 5.75%, 6/15/27, Callable 4/15/27 @ 100	942,385
109,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	109,922
75,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	88,505
33,000	Exelon Corp., 4.70%, 4/15/50, Callable 10/15/49 @ 100	43,629
65,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 10/15/24 @ 104	64,675
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	148,267
17,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100^(a)	18,275
20,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(a)	20,475
40,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(a)	41,150
126,047	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(a)	133,610

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$205,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	$244,455
300,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	319,500
246,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	270,600
80,000	Vistra Operations Co. LLC, 5.63%, 2/15/27, Callable 2/15/22 @ 102.81(a)	85,200
260,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(a)	276,250

		3,434,022

Electrical Equipment (0.0%†):
55,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(a)	61,050

Electronic Equipment, Instruments & Components (0.0%†):
185,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 2/11/21 @ 102.81(a)	189,394

Entertainment (0.1%):
200,000	Netflix, Inc., 4.88%, 4/15/28	225,000
55,000	Netflix, Inc., 5.88%, 11/15/28	65,725
25,000	Netflix, Inc., 6.38%, 5/15/29	30,969
25,000	Netflix, Inc., 5.38%, 11/15/29(a)	29,406

		351,100

Equity Real Estate Investment Trusts (2.5%):
184,000	Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30, Callable 9/15/30 @ 100	233,879
164,000	Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	180,497
1,039,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	1,102,844
265,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	283,358
62,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	69,106
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	388,809
528,000	Brixmor Operating Partnership LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	557,701
252,000	Brixmor Operating Partnership LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	289,061
203,000	Brixmor Operating Partnership LP, 4.05%, 7/1/30, Callable 4/1/30 @ 100	232,917
717,000	Corporate Office Properties Trust, 5.25%, 2/15/24, Callable 11/15/23 @ 100	794,188
68,000	Corporate Office Properties, LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	70,680
130,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	130,163
10,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100^	9,700
183,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	193,970

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$40,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/11/21 @ 101.96	$33,000
110,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(a)	112,352
34,000	HCP, Inc., 3.50%, 7/15/29, Callable 4/15/29 @ 100	38,418
66,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	74,683
63,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	68,631
400,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	462,406
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	801,392
73,000	Lexington Realty Trust, 2.70%, 9/15/30, Callable 6/15/30 @ 100	76,001
25,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(a)	26,594
195,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26, Callable 6/1/26 @ 100	209,625
45,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27, Callable 11/1/26 @ 100	50,400
135,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	141,244
549,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	594,360
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	110,359
1,278,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,437,705
282,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	300,461
133,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	139,613
42,000	Realty Income Corp., 3.25%, 1/15/31, Callable 10/15/30 @ 100	47,617
15,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	15,912
297,000	SBA Tower Trust, 2.84%, 1/15/25(a)	314,815
74,000	SBA Tower Trust, 2.33%, 1/15/28(a)	75,688
97,000	SBA Tower Trust, 1.88%, 7/15/50(a)	99,515
130,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100^	130,689
40,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	43,624
45,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	45,251
80,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	77,967

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$69,000	Simon Property Group LP, 2.45%, 9/13/29, Callable 6/13/29 @ 100	$72,449
96,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	110,839
77,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	78,120
700,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100^	721,923
302,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	316,327
165,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 4/15/21 @ 103^	131,175
80,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23, Callable 2/11/21 @ 102.06	80,200
165,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24, Callable 2/11/21 @ 103.56(a)	166,444
305,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/15/22 @ 103.94(a)	327,494
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	124,507
131,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	149,166
367,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	394,409
430,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	525,375
65,000	VEREIT Operating Partnership LP, 3.40%, 1/15/28, Callable 11/15/27 @ 100	71,789
31,000	VEREIT Operating Partnership LP, 2.20%, 6/15/28, Callable 4/15/28 @ 100	31,742
38,000	VEREIT Operating Partnership LP, 2.85%, 12/15/32, Callable 9/15/32 @ 100	39,701
60,000	Vici Properties, 3.50%, 2/15/25, Callable 2/15/22 @ 101.75(a)	61,200
85,000	Vici Properties, 4.25%, 12/1/26, Callable 12/1/22 @ 102.13(a)	88,188
85,000	Vici Properties, 4.63%, 12/1/29, Callable 12/1/24 @ 102.31(a)	90,950
400,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	444,080
66,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	75,600

		14,166,873

Food & Staples Retailing (0.2%):
100,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(a)	109,750
115,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 5/1/22 @ 103.44^(a)	123,050
85,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 10/15/22 @ 102.75(a)	89,675

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Food & Staples Retailing, continued
$120,000	Sysco Corp., 5.65%, 4/1/25, Callable 3/1/25 @ 100	$142,776
140,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	183,947
140,000	Sysco Corp., 6.60%, 4/1/40, Callable 10/1/39 @ 100	204,516
140,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	215,228
45,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(a)	46,912

		1,115,854

Food Products (0.4%):
110,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(a)	109,679
625,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 2/11/21 @ 102.88(a)	645,312
50,000	JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(a)	56,000
345,000	JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(a)	401,925
180,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(a)	207,225
95,000	Kraft Heinz Foods Co., 5.00%, 7/15/35, Callable 1/15/35 @ 100	114,459
115,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(a)	118,738
165,000	Post Holding, Inc., 4.63%, 4/15/30, Callable 4/15/25 @ 102.31(a)	173,250
45,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 12/1/22 @ 102.81(a)	47,981
50,000	Post Holdings, Inc., 5.50%, 12/15/29, Callable 12/15/24 @ 102.75(a)	54,562
70,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	72,100

		2,001,231

Health Care Equipment & Supplies (0.0%†):
90,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(a)	91,688

Health Care Providers & Services (0.9%):
210,000	Centene Corp., 4.75%, 1/15/25, Callable 2/11/21 @ 102.38	215,250
90,000	Centene Corp., 5.38%, 6/1/26, Callable 6/1/21 @ 104.03(a)	94,725
360,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	381,600
610,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	677,100
245,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	257,556
65,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(a)	70,119
65,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103^(a)	70,200
341,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	410,919

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$260,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(a)	$280,800
78,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	88,957
347,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	438,791
135,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(a)	143,100
20,000	HCA, Inc., 4.75%, 5/1/23	21,775
240,000	HCA, Inc., 5.38%, 2/1/25	269,100
170,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	179,138
40,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(a)	42,400
106,000	Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63^(a)	118,720
235,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 2/11/21 @ 103.5^	243,519
55,000	Tenet Healthcare Corp., 4.88%, 1/1/26, Callable 3/1/22 @ 102.44(a)	57,337
150,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/1/22 @ 103.13(a)	158,625
30,000	Tenet Healthcare Corp., 4.63%, 6/15/28, Callable 6/15/23 @ 102.31(a)	31,575
130,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(a)	135,362
117,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	135,652
216,000	Toledo Hospital (The), 6.02%, 11/15/48	269,206
15,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(a)	16,012

		4,807,538

Hotels, Restaurants & Leisure (0.5%):
15,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(a)	15,675
75,000	Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	77,719
40,000	Boyd Gaming Corp., 6.00%, 8/15/26, Callable 8/15/21 @ 103	41,650
115,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38	119,456
260,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 1/22/21 @ 102.63(a)	262,600
150,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25^(a)	174,375
145,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(a)	157,869
140,000	Golden Entertainment, Inc., 3.75%, 10/20/24, Callable 2/10/21 @ 100	136,522
195,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(a)	208,406
210,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/11/21 @ 101.69(a)	207,900

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$100,000	Hilton Domestic Operating Co., Inc., 5.13%, 5/1/26, Callable 5/1/21 @ 102.56	$103,875
86,000	McDonald’s Corp., 3.60%, 7/1/30, Callable 4/1/30 @ 100	100,687
44,000	McDonald’s Corp., 4.20%, 4/1/50, Callable 10/1/49 @ 100	56,557
60,000	NCL Corp., Ltd., 10.25%, 2/1/26, Callable 8/1/23 @ 105.13(a)	70,500
20,000	Royal Caribbean Cruises, Ltd., 9.13%, 6/15/23, Callable 3/15/23 @ 100(a)	21,700
200,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 6/1/22 @ 108.63(a)	233,250
135,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 2/11/21 @ 103.75(a)	139,219
140,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 2/11/21 @ 102.5(a)	141,575
130,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(a)	130,650
65,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75(a)	77,187
110,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(a)	114,675
100,000	Wynn Las Vegas LLC, 5.25%, 5/15/27, Callable 2/15/27 @ 100(a)	103,250
130,000	Yum! Brands, Inc., 7.75%, 4/1/25, Callable 4/1/22 @ 103.88^(a)	143,975

		2,839,272

Household Durables (0.0%†):
15,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(a)	15,544
10,000	Newell Brands, Inc., 5.88%, 4/1/36, Callable 10/1/35 @ 100	12,100
130,000	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(a)	147,550

		175,194

Independent Power and Renewable Electricity Producers (0.2%):
357,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(a)	388,473
312,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(a)	352,924
75,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88	78,750
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(a)	32,175
110,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	119,625
90,000	NRG Energy, Inc., 5.25%, 6/15/29, Callable 6/15/24 @ 102.63(a)	98,550
35,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(a)	36,925

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers, continued
$40,000	Talen Energy Supply LLC, 10.50%, 1/15/26, Callable 1/15/22 @ 105.25(a)	$35,600
20,000	TerraForm Power Operating LLC, 4.25%, 1/31/23, Callable 10/31/22 @ 100(a)	20,650
15,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(a)	16,987

		1,180,659

Industrial Conglomerates (0.1%):
80,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24, Callable 6/15/24 @ 100	83,400
205,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	217,300
285,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	304,238

		604,938

Insurance (1.3%):
600,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	645,077
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	909,059
600,000	American International Group, Inc., 3.40%, 6/30/30, Callable 3/30/30 @ 100	685,092
275,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(a)	294,250
40,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(a)	41,750
397,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(a)	436,204
100,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 5/1/21 @ 103.5(a)	104,000
1,415,000	Metropolitan Life Global Funding I, 0.60% (SOFR+50 bps), 5/28/21(a)	1,416,955
436,000	Pacific Lifecorp, 5.13%, 1/30/43(a)	556,449
289,000	Unum Group, 4.50%, 3/15/25, Callable 2/15/25 @ 100	327,701
227,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	255,385
1,042,000	Unum Group, 5.75%, 8/15/42	1,264,283
250,000	USI, Inc., 6.88%, 5/1/25, Callable 2/11/21 @ 103.44(a)	256,562

		7,192,767

Interactive Media & Services (0.0%†):
25,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(a)	25,812
60,000	Rackspace Technology Global, Inc., 5.38%, 12/1/28, Callable 12/1/23 @ 102.69(a)	62,550

		88,362

IT Services (0.1%):
25,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(a)	25,313

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
IT Services, continued
$10,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(a)	$10,325
120,000	Black Knight Infoserv LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(a)	122,400
155,000	Colt Merger Sub, Inc., 6.25%, 7/1/25, Callable 7/1/22 @ 103.13(a)	165,075
140,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(a)	154,875
65,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(a)	68,737
45,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(a)	47,419
55,000	Refinitiv US Holdings, Inc., 8.25%, 11/15/26, Callable 11/15/21 @ 104.13(a)	59,950

		654,094

Leisure Products (0.1%):
89,000	Hasbro, Inc., 2.60%, 11/19/22	92,314
202,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	218,391
55,000	Mattel, Inc., 6.75%, 12/31/25, Callable 1/22/21 @ 105.06(a)	57,819
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 12/15/22 @ 104.41(a)	5,550
8,000	Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	8,770

		382,844

Life Sciences Tools & Services (0.0%†):
130,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(a)	137,475
15,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(a)	15,769
90,000	IQVIA, Inc., 5.00%, 5/15/27, Callable 5/15/22 @ 102.5(a)	95,400

		248,644

Machinery (0.0%†):
55,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(a)	55,550

Media (1.4%):
25,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(a)	26,125
20,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(a)	20,125
15,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(a)	15,656
435,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(a)	449,681
400,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(a)	416,500
65,000	CCO Holdings LLC, 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(a)	69,225
100,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25(a)	106,750

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Media, continued
$105,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(a)	$118,388
290,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(a)	317,550
85,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(a)	88,613
146,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100	167,080
392,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	489,466
215,000	DISH DBS Corp., 7.75%, 7/1/26	240,800
101,000	DISH Network Corp., 2.38%, 3/15/24	95,565
290,000	DISH Network Corp., 3.38%, 8/15/26	277,988
65,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	71,426
94,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	113,890
93,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	127,304
62,000	Fox Corp., 5.58%, 1/25/49, Callable 7/25/48 @ 100	90,130
40,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(a)	40,700
110,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(a)	113,300
135,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 102.25(a)	142,425
65,000	Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31(a)	67,275
90,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(a)	93,825
70,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 8/1/22 @ 102.5(a)	73,850
30,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(a)	33,000
25,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(a)	26,563
90,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(a)	95,738
100,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 12/15/22 @ 104.44(a)	110,250
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	631,974
239,000	Time Warner Cable, Inc., 6.55%, 5/1/37	326,105
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	414,862
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	2,141,694
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	88,861
35,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(a)	37,581

		7,740,265

Metals & Mining (0.1%):
20,000	Allegheny Technologies, Inc., 7.88%, 8/15/23, Callable 5/15/23 @ 100	21,825
176,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94^	185,240

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Metals & Mining, continued
$125,000	Big River Steel LLC / BRS Finance Corp., 6.63%, 1/31/29, Callable 9/15/23 @ 103.31(a)	$134,687
27,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	27,473
70,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43, Callable 9/15/42 @ 100	87,150
45,000	Kaiser Aluminum Corp., 6.50%, 5/1/25, Callable 5/1/22 @ 103.25(a)	48,150
125,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(a)	129,062

		633,587

Mortgage Real Estate Investment Trusts (0.0%†):
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	45,787

Multi-Utilities (0.1%):
140,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	158,468
339,000	Sempra Energy, 6.00%, 10/15/39	485,959

		644,427

Oil, Gas & Consumable Fuels (3.0%):
110,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 2/11/21 @ 103.75^	102,300
85,000	Apache Corp., 4.63%, 11/15/25, Callable 8/15/25 @ 100	89,144
105,000	Apache Corp., 4.88%, 11/15/27, Callable 5/15/27 @ 100	111,563
45,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	47,250
10,000	Apache Corp., 7.38%, 8/15/47	10,612
215,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 2/11/21 @ 102.63	220,913
247,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(a)	289,967
205,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/11/21 @ 100(a)	203,975
20,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(a)	20,400
132,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	152,141
135,000	Comstock Resources, Inc., 7.50%, 5/15/25, Callable 2/11/21 @ 105.63(a)	137,700
55,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	59,125
30,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	32,250
125,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(a)	138,750
230,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/1/23, Callable 1/27/21 @ 101.56	230,288

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$157,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/11/21 @ 104.31^	$159,355
148,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 5/1/27, Callable 5/1/22 @ 102.81(a)	147,260
155,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 2/15/22 @ 102.63(a)	150,350
20,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88^(a)	18,900
125,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	137,188
105,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	116,287
700,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(a)	602,000
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	126,190
20,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31(a)	21,400
70,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 2/11/21 @ 104.13(a)	71,925
75,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	80,625
52,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	54,535
65,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	69,713
229,000	Energy Transfer Operating LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	264,495
106,000	Energy Transfer Operating LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	123,093
109,000	Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	117,856
73,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	88,056
243,000	Energy Transfer Operating LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	265,174
67,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	72,192
128,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	146,240
83,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	98,874
90,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(a)	91,800
50,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(a)	56,250
75,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	74,250
30,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	31,650
40,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	44,300
71,000	Hess Corp., 7.30%, 8/15/31	91,590
50,000	Hess Corp., 7.13%, 3/15/33	64,750

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$69,000	Hess Corp., 5.60%, 2/15/41	$83,749
166,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	210,197
105,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(a)	108,937
105,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 2/11/21 @ 101.67(a)	103,950
165,000	Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 2/1/28, Callable 2/1/23 @ 103.75(a)	166,237
97,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	102,112
42,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	55,386
479,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	598,944
125,000	Kinder Morgan, Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	160,045
112,000	Kinder Morgan, Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	136,410
115,000	MPLX LP, 1.33% (US0003M+110 bps), 9/9/22, Callable 2/11/21 @ 100	114,856
113,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	123,029
159,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	181,856
63,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	75,836
188,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	243,695
100,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	97,875
264,000	Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	253,770
536,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	558,780
55,000	Occidental Petroleum Corp., 3.40%, 4/15/26, Callable 1/15/26 @ 100	52,250
30,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	28,050
176,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	160,600
65,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	76,537
954,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,067,287
16,000	Occidental Petroleum Corp., 7.88%, 9/15/31	17,840
222,000	Occidental Petroleum Corp., 6.45%, 9/15/36	231,990
44,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	36,960
25,000	Occidental Petroleum Corp., 6.20%, 3/15/40	24,781
410,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	415,637
75,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	64,875
110,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	89,650
55,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	45,100
79,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	66,557

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$155,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25, Callable 5/15/22 @ 104.63(a)	$152,675
20,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 5/15/21 @ 104.31	20,600
20,000	Phillips 66, 3.70%, 4/6/23	21,419
26,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	29,165
72,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	76,689
62,000	Plains All Amer Pipeline, 3.55%, 12/15/29, Callable 9/15/29 @ 100	64,848
70,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	65,625
100,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 3/1/22, Callable 12/1/21 @ 100	104,560
335,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100(a)	396,975
278,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/20/21 @ 103.63(a)(c)	512
10,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/11/21 @ 102.81	8,150
50,000	SM Energy Co., 6.75%, 9/15/26, Callable 9/15/21 @ 103.38	40,500
80,000	Southwestern Energy Co., 7.50%, 4/1/26, Callable 4/1/21 @ 105.63^	83,800
621,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	684,653
110,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25(a)	114,262
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 4/15/22 @ 103	5,294
62,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	66,728
90,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(a)	92,700
130,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/11/21 @ 102.56	132,925
125,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41	131,563
130,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	136,175
25,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	27,250
115,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44(a)	124,775
43,000	Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30, Callable 2/15/30 @ 100	47,989
137,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	154,152
71,000	Valero Energy Corp., 2.70%, 4/15/23	74,026

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$41,000	Valero Energy Corp., 2.85%, 4/15/25, Callable 3/15/25 @ 100	$43,584
100,000	Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(a)	104,500
60,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	61,200
157,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	164,065
1,000,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	1,035,000
66,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	68,805
80,000	Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	82,000
135,000	Western Midstream Operating LP, 4.05%, 2/1/30, Callable 11/1/29 @ 100	149,850
40,000	Western Midstream Operating LP, 5.30%, 3/1/48, Callable 9/1/47 @ 100	39,500
15,000	Western Midstream Operating LP, 5.25%, 2/1/50, Callable 8/1/49 @ 100	16,425
354,000	Williams Cos., Inc. (The), 3.50%, 11/15/30, Callable 8/15/30 @ 100	399,899
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	178,205
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	314,046
40,000	WPX Energy, Inc., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63	42,350

		16,543,893

Pharmaceuticals (0.2%):
60,000	Bausch Health Americas, Inc., 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(a)	66,825
100,000	Bausch Health Cos, Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63(a)	104,500
115,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 1/22/21 @ 102.44(a)	117,156
57,000	Elanco Animal Health, Inc., 4.91%, 8/27/21	58,138
180,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	196,415
76,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	89,490
126,000	Upjohn, Inc., 1.13%, 6/22/22(a)	127,295
40,000	Upjohn, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100(a)	41,379
206,000	Upjohn, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100(a)	217,309
90,000	Upjohn, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100(a)	101,321
155,000	Upjohn, Inc., 4.00%, 6/22/50, Callable 12/22/49 @ 100(a)	177,410

		1,297,238

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Professional Services (0.1%):
$40,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(a)	$41,600
36,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22, Callable 2/11/21 @ 100(a)	36,090
85,000	Nielsen Finance LLC/Nielsen Finance Co., 5.63%, 10/1/28, Callable 10/1/23 @ 102.81(a)	92,013
85,000	Nielsen Finance LLC/Nielsen Finance Co., 5.88%, 10/1/30, Callable 10/1/25 @ 102.94(a)	96,156

		265,859

Real Estate Management & Development (0.1%):
200,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 2/11/21 @ 104.03(a)	206,250
185,000	Vertical US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(a)	194,944

		401,194

Semiconductors & Semiconductor Equipment (0.0%†):
80,000	Entegris, Inc., 4.38%, 4/15/28, Callable 4/15/23 @ 102.19(a)	85,200
50,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(a)	51,938

		137,138

Software (0.1%):
35,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56(a)	37,931
140,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	146,300
20,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(a)	22,025
135,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(a)	152,550

		358,806

Specialty Retail (0.2%):
32,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	38,392
49,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	54,868
229,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	269,798
110,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41(a)	114,132
55,000	L Brands, Inc., 7.50%, 6/15/29, Callable 6/15/24 @ 103.75	60,912
145,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(a)	160,225
165,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	204,280
51,000	O’Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	61,168

		963,775

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Technology Hardware, Storage & Peripherals (0.1%):
$200,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100(a)	$220,854
55,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100(a)	66,092
83,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(a)	101,147
101,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100(a)	125,190
87,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100(a)	113,084

		626,367

Tobacco (0.4%):
212,000	Altria Group, Inc., 4.00%, 1/31/24	232,859
294,000	Altria Group, Inc., 4.25%, 8/9/42	328,012
191,000	Altria Group, Inc., 4.50%, 5/2/43	219,186
347,000	Altria Group, Inc., 5.38%, 1/31/44	444,112
240,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	252,773
200,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	279,649
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	263,859
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	151,549

		2,171,999

Trading Companies & Distributors (0.1%):
63,000	Air Lease Corp., 2.25%, 1/15/23	64,590
295,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	319,317
265,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	284,970

		668,877

Wireless Telecommunication Services (0.4%):
295,000	Sprint Capital Corp., 8.75%, 3/15/32	465,362
325,000	Sprint Communications, Inc., 6.88%, 11/15/28	428,594
260,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100(a)	295,730
40,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	42,850
605,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100(a)	700,525
56,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100(a)	68,016
110,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100(a)	136,506

		2,137,583

Total Corporate Bonds (Cost $105,832,778)		115,833,481

Foreign Bond (0.0%†):
Sovereign Bond (0.0%†):
50,000	Korea Treasury Bond, Series 2103, 2.00%, 3/10/21+	46

Total Foreign Bond (Cost $43)		46

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Yankee Debt Obligations (7.1%):
Aerospace & Defense (0.2%):
$199,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(a)	$216,164
108,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24, Callable 6/1/24 @ 100(a)	113,670
80,000	Avolon Holdings Funding, Ltd., 4.25%, 4/15/26, Callable 3/15/26 @ 100(a)	86,060
132,000	Avolon Holdings Funding, Ltd., 4.38%, 5/1/26, Callable 3/1/26 @ 100(a)	142,560
180,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/11/21 @ 100(a)	176,400
210,000	Bombardier, Inc., 6.13%, 1/15/23(a)	205,800
10,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 2/11/21 @ 105.63(a)	9,500
40,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/11/21 @ 103.75(a)	37,300

		987,454

Banks (1.5%):
585,000	Barclays plc, 4.38%, 1/12/26	670,404
343,000	Barclays plc, 2.85% (US0003M+245 bps), 5/7/26, Callable 5/7/25 @ 100	367,131
377,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	451,646
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(a)	219,000
530,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	602,774
205,000	HSBC Holdings plc, 4.25%, 3/14/24	226,122
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(a)	218,000
656,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(a)	749,480
362,000	NatWest Markets plc, 2.38%, 5/21/23(a)	375,683
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,794,377
547,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	611,563
125,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	142,596
193,000	Royal Bank of Scotland Group plc, 3.07% (H15T1Y+255 bps), 5/22/28, Callable 5/22/27 @ 100	208,089
363,000	Societe Generale SA, 1.49% (H15T1Y+110 bps), 12/14/26, Callable 12/14/25 @ 100(a)	365,722
350,000	UniCredit SpA, 6.57%, 1/14/22(a)	368,719
186,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	211,018

		8,582,324

Capital Markets (1.0%):
509,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(a)	535,472
414,000	Credit Suisse Group AG, 4.19% (SOFR+373 bps), 4/1/31, Callable 4/1/30 @ 100(a)	485,208
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	706,291
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	846,614
470,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	521,551
487,000	Deutsche Bank AG, 5.00%, 2/14/22	508,571
860,000	Deutsche Bank AG, 3.30%, 11/16/22	897,840

Contracts, Shares, Notional Amount or Principal Amount		Value
Yankee Debt Obligations, continued
Capital Markets, continued
$979,000	Deutsche Bank AG, 4.50%, 4/1/25	$1,055,091

		5,556,638

Chemicals (0.1%):
15,000	Consolidated Energy Finance SA, 3.97% (US0003M+375 bps), 6/15/22, Callable 1/22/21 @ 100(a)	14,850
25,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 2/11/21 @ 105.16(a)	25,219
165,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 5/15/21 @ 104.88^(a)	165,000
130,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100^	141,375
60,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	65,100
65,000	Methanex Corp., 5.65%, 12/1/44, Callable 6/1/44 @ 100	70,381
170,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88(a)	173,825

		655,750

Containers & Packaging (0.0%†):
15,000	Intelligent Packaging, Ltd. Finco Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 9/15/22 @ 103(a)	15,431
190,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(a)	200,688
60,000	Trivium Packaging Finance BV, 8.50%, 8/15/27, Callable 8/15/22 @ 104.25(a)	65,925

		282,044

Diversified Consumer Services (0.0%†):
250,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(a)	260,313

Diversified Financial Services (0.5%):
220,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(a)	231,550
200,000	Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5(a)	204,000
260,000	C&W Senior Financing Dac, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(a)	277,225
411,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(a)	444,394
110,000	Dolya Holdco 18 DAC, 5.00%, 7/15/28, Callable 7/15/23 @ 102.5(a)	113,438
1,355,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	1,480,337
200,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(a)	204,000

		2,954,944

Diversified Telecommunication Services (0.2%):
320,000	Altice France SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(a)	336,800
295,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(a)	324,500

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Yankee Debt Obligations, continued
Diversified Telecommunication Services, continued
$180,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103(a)	$183,150
120,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(a)	122,700
25,000	Sable International Finance, Ltd., 5.75%, 9/7/27, Callable 9/7/22 @ 102.88(a)	26,625
55,000	Telecom Italia SpA, 6.00%, 9/30/34	66,688

		1,060,463

Energy Equipment & Services (0.0%†):
105,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/1/22 @ 105.16^(a)	95,550

Hotels, Restaurants & Leisure (0.1%):
35,000	1011778 BC ULC New Red Finance, Inc., 5.75%, 4/15/25, Callable 4/15/22 @ 102.88(a)	37,523
215,000	1011778 BC ULC New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(a)	216,612
45,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(a)	47,869
40,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(a)	41,750
80,000	Wynn Macau, Ltd., 5.50%, 10/1/27, Callable 10/1/22 @ 102.75(a)	83,200

		426,954

Insurance (0.1%):
314,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(a)	352,241
200,000	AIA Group, Ltd., 3.20%, 9/16/40, Callable 3/16/40 @ 100(a)	213,541
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(a)	234,500

		800,282

Marine (0.0%†):
80,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.25%, 8/15/22, Callable 2/11/21 @ 100(a)	67,000

Media (0.1%):
250,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(a)	262,188
85,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(a)	89,462

		351,650

Metals & Mining (0.1%):
265,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 3/1/21 @ 105.16(a)	276,925
35,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(a)	37,887
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(a)	5,469

		320,281

Contracts, Shares, Notional Amount or Principal Amount		Value
Yankee Debt Obligations, continued
Multi-Utilities (0.1%):
$473,000	InterGen NV, 7.00%, 6/30/23, Callable 2/11/21 @ 101.17(a)	$454,080

Oil, Gas & Consumable Fuels (1.3%):
28,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	35,175
402,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	436,672
85,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 5/15/21 @ 103.38(a)	87,550
130,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 10/30/21 @ 104.25(a)	138,450
145,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	157,681
135,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	157,163
165,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/11/21 @ 101.15(a)	165,000
190,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/1/23 @ 103.56(a)	195,700
108,000	Petrobras Global Finance BV, 5.09%, 1/15/30	120,825
1,793,000	Petrobras Global Finance BV, 7.25%, 3/17/44	2,310,729
1,196,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	1,242,898
2,228,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,082,596
336,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	317,462

		7,447,901

Pharmaceuticals (0.2%):
75,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/11/21 @ 102.75(a)	77,250
459,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	463,595
84,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	84,000
127,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23	125,730
195,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 2/11/21 @ 103.06(a)	200,606

		951,181

Software (0.0%†):
60,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(a)	61,500

Sovereign Bond (1.0%):
300,000	Abu Dhabi Government International Bond, 3.13%, 4/16/30(a)	338,989
300,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(a)	365,352
37,622	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/11/21 @ 100	16,366
342,505	Argentine Republic Government International Bond, 0.13%, 7/9/30, Callable 2/11/21 @ 100	139,143
627,494	Argentine Republic Government International Bond, 0.13%, 7/9/35, Callable 2/11/21 @ 100	229,035

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$240,000	Chile Government International Bond, 2.45%, 1/31/31, Callable 10/31/30 @ 100	$257,020
300,000	Corp. Andina de Fomento, 2.38%, 5/12/23	309,871
900,000	Dominican Republic, 5.50%, 1/27/25(a)	1,013,625
150,000	Dominican Republic, 6.00%, 7/19/28(a)	179,250
375,000	Indonesia Government International Bond, 3.85%, 10/15/30^	435,929
375,000	Indonesia Government International Bond, 4.20%, 10/15/50^	447,205
200,000	Qatar Government International Bond, 3.40%, 4/16/25(a)	220,600
350,000	Qatar Government International Bond, 3.75%, 4/16/30(a)	411,961
350,000	Qatar Government International Bond, 4.40%, 4/16/50(a)	456,207
200,000	Saudi Government International Bond, 2.90%, 10/22/25(a)	215,325
200,000	Saudi Government International Bond, 3.25%, 10/22/30(a)	220,612
200,000	Saudi Government International Bond, 4.50%, 4/22/60^(a)	250,953

		5,507,443

Thrifts & Mortgage Finance (0.1%):
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(a)	223,955
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(a)	246,613

		470,568

Tobacco (0.1%):
462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(a)	481,657

Trading Companies & Distributors (0.2%):
320,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	349,383
297,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	307,220
151,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	180,086
163,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	182,816

		1,019,505

Wireless Telecommunication Services (0.2%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(a)	363,413
500,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(a)	562,500
75,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25(a)	80,812

		1,006,725

Total Yankee Debt Obligations (Cost $37,098,322)		39,802,207

Contracts, Shares, Notional Amount or Principal Amount		Value
Municipal Bonds (0.9%):
Illinois (0.6%):
$88,636	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	$90,623
3,235,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	3,480,731

		3,571,354

New Jersey (0.1%):
339,000	New Jersey Economic Development Authority Revenue, Build America Bonds, GO, Series A, 7.43%, 2/15/29	437,114

California (0.2%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	16,617
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	670,144
140,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	246,341

		933,102

Total Municipal Bonds (Cost $4,388,227)		4,941,570

U.S. Government Agency Mortgages (7.0%):
Federal Home Loan Mortgage Corporation (1.9%)
39,626	2.50%, 6/1/31, Pool #G18604	41,612
41,819	2.50%, 6/1/31, Pool #J34501	44,294
62,361	2.50%, 7/1/31, Pool #V61246	65,064
105,966	2.50%, 8/1/31, Pool #V61273	111,734
293,886	3.50%, 3/1/32, Pool #C91403	314,846
834,702	3.50%, 7/1/32, Pool #C91467	894,428
254,446	2.50%, 12/1/32, Pool #G18669	267,313
64,011	2.50%, 3/1/33, Pool #G18680	67,250
32,929	3.00%, 4/1/33, Pool #K90336	34,746
270,096	3.00%, 4/1/33, Pool #G18684	284,365
83,398	3.00%, 5/1/33, Pool #G16550	88,031
81,372	3.00%, 6/1/33, Pool #K90632	85,852
35,112	3.00%, 6/1/33, Pool #C91709	37,044
58,999	3.00%, 6/1/33, Pool #K90806	62,219
42,610	3.00%, 6/1/33, Pool #K90684	44,945
160,857	3.00%, 7/1/33, Pool #C91714	169,720
192,612	2.50%, 7/1/33, Pool #G16661	202,353
212,958	3.50%, 11/1/33, Pool #G16677	227,813
164,623	3.50%, 2/1/34, Pool #G16752	175,388
55,888	3.00%, 4/1/34, Pool #G16829	59,097
258,786	3.50%, 10/1/34, Pool #C91793	278,061
694,650	4.00%, 5/1/37, Pool #C91938	756,407
255,833	5.00%, 2/1/38, Pool #G60365	292,185
307,641	4.00%, 11/1/40, Pool #A95150	331,507
732,107	3.50%, 1/1/44, Pool #G07922	807,976
365,931	3.50%, 1/1/44, Pool #G60271	402,184
109,359	4.00%, 2/1/45, Pool #G07949	121,532
98,383	3.50%, 11/1/45, Pool #Q37467	106,954
11,056	4.00%, 4/1/46, Pool #Q39975	12,194
29,366	4.00%, 4/1/46, Pool #V82292	32,319
198,866	3.50%, 9/1/46, Pool #Q43257	216,716

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$303,402	3.00%, 12/1/46, Pool #G60989	$325,133
13,127	4.50%, 12/1/46, Pool #Q45028	14,560
11,010	4.50%, 1/1/47, Pool #Q45635	12,202
24,105	4.50%, 2/1/47, Pool #Q46222	26,713
21,574	4.50%, 5/1/47, Pool #Q47942	23,908
50,430	4.50%, 5/1/47, Pool #Q47935	55,885
57,376	4.50%, 5/1/47, Pool #Q48095	63,583
66,608	4.50%, 6/1/47, Pool #Q48759	73,814
481,637	4.00%, 6/1/47, Pool #Q48877	530,364
50,826	4.50%, 7/1/47, Pool #Q49393	56,325
132,108	4.50%, 12/1/47, Pool #Q53017	145,488
15,212	4.50%, 1/1/48, Pool #Q53730	16,731
12,380	4.00%, 2/1/48, Pool #Q54499	13,378
51,456	4.00%, 2/1/48, Pool #G61343	55,646
64,414	4.50%, 4/1/48, Pool #Q55500	70,966
86,057	4.50%, 4/1/48, Pool #Q55660	94,812
109,551	4.50%, 4/1/48, Pool #Q55724	120,695
112,581	4.50%, 5/1/48, Pool #Q55839	124,034
230,804	4.00%, 5/1/48, Pool #Q55992	249,408
303,870	4.00%, 6/1/48, Pool #G67713	331,378
94,347	4.00%, 7/1/48, Pool #Q59935	104,029
50,312	4.50%, 10/1/48, Pool #G67716	56,196
540,769	3.50%, 5/1/49, Pool #Q63646	583,700
596,366	2.50%, 11/1/50, Pool #SD7530	634,770

		10,419,867

Federal National Mortgage Association (3.5%)
50,000	2.50%, 7/1/23, Pool #AB9896	51,228
369,266	2.50%, 4/1/28, Pool #AT2060	385,207
55,455	2.50%, 5/1/31, Pool #BC0919	58,810
78,222	2.50%, 8/1/31, Pool #BC2778	82,970
53,027	2.50%, 10/1/31, Pool #AS8010	55,777
444,532	2.50%, 1/1/32, Pool #BE3032	466,846
236,907	3.00%, 9/1/32, Pool #BM5110	250,521
75,429	2.50%, 9/1/32, Pool #MA3124	79,073
132,374	3.00%, 12/1/32, Pool #BM5109	140,629
552,430	3.00%, 2/1/33, Pool #BM5108	585,617
32,450	3.00%, 3/1/33, Pool #BM4614	35,043
29,164	3.00%, 5/1/33, Pool #AT3000	31,370
30,684	3.00%, 6/1/33, Pool #AT6090	32,959
154,657	3.00%, 7/1/33, Pool #MA1490	166,352
169,798	2.50%, 5/1/34, Pool #BN6321	177,272
548,565	3.50%, 9/1/34, Pool #FM1577	593,237
286,845	3.50%, 9/1/34, Pool #FM1578	311,112
199,527	3.50%, 10/1/34, Pool #FM1579	212,813
522,318	6.00%, 5/1/36, Pool #745512	612,018
24,008	3.50%, 12/1/40, Pool #AH1556	25,900
58,078	4.00%, 10/1/43, Pool #BM1167	64,458
484,056	4.50%, 3/1/44, Pool #AV0957	529,263
447,429	4.50%, 7/1/44, Pool #AS3062	489,841
126,309	4.50%, 10/1/44, Pool #AV8856	138,285
270,239	4.50%, 12/1/44, Pool #AS4176	301,089
128,389	4.00%, 5/1/45, Pool #AZ1207	138,655

Contracts, Shares, Notional Amount or Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$312,893	4.00%, 6/1/45, Pool #AY8096	$337,818
112,871	4.00%, 6/1/45, Pool #AY8126	121,888
443,926	3.50%, 7/1/45, Pool #AZ0814	483,339
309,156	3.50%, 8/1/45, Pool #AY8424	336,605
390,728	4.50%, 12/1/45, Pool #BA6997	424,074
51,252	4.00%, 12/1/45, Pool #AS6352	55,441
14,787	4.50%, 1/1/46, Pool #AY3890	16,267
164,602	4.00%, 2/1/46, Pool #BC1578	177,301
5,586	4.50%, 3/1/46, Pool #BC0287	6,188
413,372	4.00%, 4/1/46, Pool #AL8468	455,628
40,677	4.00%, 4/1/46, Pool #AS7024	44,267
71,927	4.50%, 6/1/46, Pool #BD1238	80,323
358,281	4.00%, 6/1/46, Pool #AL9282	385,922
157,237	4.00%, 7/1/46, Pool #BC1443	174,858
426,152	3.50%, 7/1/46, Pool #AL9515	464,573
171,633	4.00%, 9/1/46, Pool #BC2843	190,889
42,266	4.00%, 9/1/46, Pool #BD1489	45,527
142,622	4.00%, 10/1/46, Pool #BC4754	157,270
23,379	4.00%, 10/1/46, Pool #BD7599	25,191
58,440	4.50%, 10/1/46, Pool #BE1671	64,314
169,770	3.50%, 10/1/46, Pool #AL9285	179,322
70,585	4.50%, 11/1/46, Pool #BE2386	78,276
121,399	4.50%, 12/1/46, Pool #BE4488	134,495
442,128	3.50%, 12/1/46, Pool #BC9077	481,912
11,173	4.50%, 12/1/46, Pool #BC9079	12,390
368,812	3.50%, 1/1/47, Pool #BE1526	399,458
54,984	4.50%, 1/1/47, Pool #BE7087	60,928
252,489	3.50%, 1/1/47, Pool #AL9776	273,690
88,448	4.50%, 1/1/47, Pool #BE6506	98,090
80,041	4.50%, 2/1/47, Pool #BE8498	89,923
594,421	4.00%, 2/1/47, Pool #AL9779	655,525
83,802	4.00%, 5/1/47, Pool #BM1277	91,950
14,724	4.50%, 6/1/47, Pool #BE9387	16,315
91,719	4.50%, 6/1/47, Pool #BE3663	101,633
10,638	4.00%, 6/1/47, Pool #BH4269	11,672
38,649	4.50%, 6/1/47, Pool #BH0561	42,554
52,162	4.00%, 7/1/47, Pool #AS9968	57,234
79,941	4.50%, 7/1/47, Pool #BE3749	88,583
96,863	4.00%, 4/1/48, Pool #BM3700	106,281
34,628	4.50%, 4/1/48, Pool #BJ5454	38,068
18,612	4.50%, 5/1/48, Pool #BJ5507	20,461
121,927	4.50%, 10/25/48, Pool #BM4548	135,429
371,338	4.50%, 9/1/49, Pool #FM1534	413,290
511,437	4.00%, 11/1/49, Pool #CA4628	558,127
80,309	3.50%, 11/1/49, Pool #CA4557	86,928
50,000	3.00%, 1/25/50, TBA	52,383
342,740	3.00%, 2/1/50, Pool #CA5126	363,777
100,000	3.00%, 2/25/50, TBA	104,867
3,769,232	3.00%, 3/1/50, Pool #FM3241	4,008,580
491,683	2.50%, 8/1/50, Pool #SD0430	521,863
197,826	2.50%, 10/1/50, Pool #CA7229	211,405

		19,559,437

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (1.6%)
$31,097	4.00%, 10/20/40, Pool #G24833	$34,155
92,873	4.00%, 1/20/41, Pool #4922	102,016
88,916	4.00%, 8/15/41, Pool #430354	96,169
1,025,001	4.00%, 1/20/42, Pool #5280	1,135,010
137,371	4.00%, 11/20/42, Pool #MA0535	152,116
293,343	3.00%, 12/20/42, Pool #AA5872	308,378
2,263,212	3.50%, 1/20/43, Pool #MA0699	2,456,117
184,816	3.00%, 3/20/43, Pool #AA6146	193,350
38,944	3.50%, 3/20/43, Pool #AD8884	41,986
72,960	3.00%, 3/20/43, Pool #AD8812	76,651
16,359	3.50%, 4/20/43, Pool #AB9891	17,645
39,574	3.50%, 4/20/43, Pool #AD9075	42,663
109,199	4.00%, 5/20/46, Pool #MA3664	118,980
186,230	3.50%, 6/20/46, Pool #MA3736	198,775
47,820	3.50%, 7/20/46, Pool #MA3803	51,042
560,294	3.00%, 12/20/46, Pool #MA4126	596,684
133,668	4.00%, 1/15/47, Pool #AX5857	142,768
108,027	4.00%, 1/15/47, Pool #AX5831	115,382
798,311	3.00%, 1/20/47, Pool #MA4195	850,159
390,666	4.00%, 3/20/47, Pool #MA4322	418,916
533,833	4.50%, 4/20/47, Pool #MA4384	580,347
149,184	4.00%, 4/20/47, Pool #784304	159,218
137,890	4.00%, 4/20/47, Pool #784303	147,164
68,473	4.00%, 4/20/47, Pool #MA4383	73,425
72,829	4.00%, 5/20/47, Pool #MA4452	78,096
705,752	4.50%, 6/20/47, Pool #MA4512	770,662
47,525	3.50%, 2/20/48, Pool #MA5019	50,951
39,701	4.00%, 4/20/48, Pool #BG3507	42,692
36,125	4.00%, 4/20/48, Pool #BG7744	38,848
14,570	3.50%, 12/20/49, Pool #BR8984	15,483
20,474	3.50%, 12/20/49, Pool #BR8985	22,261
15,071	3.50%, 12/20/49, Pool #BR8987	16,516
99,999	3.00%, 4/20/50, Pool #MA6599	104,830

		9,249,455

Total U.S. Government Agency Mortgages (Cost $37,718,814)		39,228,759

U.S. Treasury Obligations (14.2%):
U.S. Treasury Bonds (4.5%):
226,000	1.13%, 5/15/40	214,559
8,868,000	3.00%, 2/15/47	11,603,224
4,388,600	1.38%, 8/15/50	4,109,512
9,164,000	1.63%, 11/15/50	9,126,771

		25,054,066

Contracts, Shares, Notional Amount or Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Bonds (0.7%):
$2,241,355	0.75%, 2/15/45	$2,891,400
84,508	1.00%, 2/15/46	115,222
796,773	1.00%, 2/15/49	1,122,465

		4,129,087

U.S. Treasury Inflation Index Notes (3.0%):
3,290,172	0.13%, 10/15/24	3,527,716
1,846,908	0.25%, 1/15/25	1,993,524
5,218,390	0.63%, 1/15/26	5,825,950
2,205,169	0.13%, 7/15/26	2,425,019
1,350,898	0.88%, 1/15/29	1,587,954
967,053	0.25%, 7/15/29	1,095,047

		16,455,210

U.S. Treasury Notes (6.0%):
2,996,000	0.13%, 8/15/23	2,994,127
668,000	0.13%, 12/15/23	667,165
900,000	2.50%, 1/31/24	964,125
12,859,000	0.25%, 7/31/25	12,820,825
5,588,000	2.50%, 2/28/26	6,193,076
4,179,000	0.63%, 11/30/27	4,178,347
2,365,000	0.63%, 12/31/27	2,362,413
3,269,000	0.88%, 11/15/30	3,257,763

		33,437,841

Total U.S. Treasury Obligations (Cost $77,486,206)		79,076,204

Short-Term Securities Held as Collateral for Securities on Loan (0.8%):
4,653,891	BlackRock Liquidity FedFund, Institutional Class , 0.38%(d)(e)	4,653,891

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $4,653,891)		4,653,891

Unaffiliated Investment Companies (3.2%):
Money Markets (3.2%):
17,738,680	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(e)	17,738,680

Total Unaffiliated Investment Companies (Cost $17,738,680)		17,738,680

Total Investment Securities (Cost $477,724,674) — 100.8%(f)		562,832,475
Net other assets (liabilities) — (0.8)%		(4,305,619)

Net Assets — 100.0%		$558,526,856

Percentages indicated are based on net assets as of December 31, 2020.

CVR—Contingency Valued Rights

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

See accompanying notes to the financial statements.

25

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $4,491,482.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2020.

(c)	Defaulted bond.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(e)	The rate represents the effective yield at December 31, 2020.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-0.3%):

At December 31, 2020, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value
U.S. Government Agency Mortgages
Federal National Mortgage Association

Federal National Mortgage Association, TBA	2.50%	1/25/51	$(600,000)	$(628,430)	$(632,437)
Federal National Mortgage Association, TBA	3.50%	1/25/51	(1,000,000)	(1,055,664)	(1,056,719)

				$(1,684,094)	$(1,689,156)

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/21	20	$3,748,800	$54,232

				$54,232

See accompanying notes to the financial statements.

26

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$477,724,674

Investment securities, at value(a)	$562,832,475
Cash	121,493
Deposit at broker for futures contracts collateral	220,000
Interest and dividends receivable	2,453,869
Foreign currency, at value (cost $2)	2
Receivable for capital shares issued	36
Receivable for investments sold	143,658
Receivable for TBA investments sold	1,840,824
Receivable for variation margin on futures contracts	24,600
Reclaims receivable	166,278
Prepaid expenses	2,950

Total Assets	567,806,185

Liabilities:
Payable for investments purchased	1,620,000
Payable for TBA investments purchased	313,980
Payable for capital shares redeemed	615,511
Payable for collateral received on loaned securities	4,653,891
Securities sold short (Proceeds received $1,684,094)	1,689,156
Manager fees payable	173,425
Administration fees payable	48,238
Distribution fees payable	117,079
Custodian fees payable	7,718
Administrative and compliance services fees payable	1,654
Transfer agent fees payable	1,065
Trustee fees payable	5,989
Other accrued liabilities	31,623

Total Liabilities	9,279,329

Net Assets	$558,526,856

Net Assets Consist of:
Paid in capital	$438,347,242
Total distributable earnings	120,179,614

Net Assets	$558,526,856

Shares of beneficial interest (unlimited number of shares authorized, no par value)	38,681,578
Net Asset Value (offering and redemption price per share)	$14.44

(a)	Includes securities on loan of $4,491,482.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$10,570,686
Dividends	3,370,307
Income from securities lending	27,209
Foreign withholding tax	(295)

Total Investment Income	13,967,907

Expenses:
Manager fees	3,716,332
Administration fees	257,416
Distribution fees	1,327,260
Custodian fees	33,942
Administrative and compliance services fees	9,469
Transfer agent fees	6,462
Trustee fees	32,215
Professional fees	26,769
Shareholder reports	28,460
Other expenses	11,987

Total expenses before reductions	5,450,312
Less expenses voluntarily waived/reimbursed by the Manager	(1,327,260)
Less expense contractually waived/reimbursed by the Manager	(353,628)

Net expenses	3,769,424

Net Investment Income/(Loss)	10,198,483

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	25,775,785
Net realized gains/(losses) on futures contracts	966,374
Net realized gains/(losses) on securities held short	43,602
Change in net unrealized appreciation/depreciation on securities and foreign currencies	27,791,498
Change in net unrealized appreciation/depreciation on futures contracts	22,303
Change in net unrealized appreciation/depreciation on securities held short	(5,062)

Net realized and Change in net unrealized gains/losses on investments	54,594,500

Change in Net Assets Resulting From Operations	$64,792,983

See accompanying notes to the financial statements.

27

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$10,198,483	$13,118,680
Net realized gains/(losses) on investments	26,785,761	15,021,435
Change in unrealized appreciation/depreciation on investments	27,808,739	60,424,961

Change in net assets resulting from operations	64,792,983	88,565,076

Distributions to Shareholders:
Distributions	(28,810,320)	(35,430,519)

Change in net assets resulting from distributions to shareholders	(28,810,320)	(35,430,519)

Capital Transactions:
Proceeds from shares issued	14,403,625	9,032,090
Proceeds from dividends reinvested	28,810,320	35,430,518
Value of shares redeemed	(79,696,573)	(77,925,529)

Change in net assets resulting from capital transactions	(36,482,628)	(33,462,921)

Change in net assets	(499,965)	19,671,636
Net Assets:
Beginning of period	559,026,821	539,355,185

End of period	$558,526,856	$559,026,821

Share Transactions:
Shares issued	1,040,827	678,904
Dividends reinvested	2,099,877	2,759,386
Shares redeemed	(6,007,621)	(5,869,044)

Change in shares	(2,866,917)	(2,430,754)

See accompanying notes to the financial statements.

28

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.45	$12.26	$13.35	$12.43	$12.06

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.31 (a)	0.34	0.28	0.34
Net Realized and Unrealized Gains/(Losses) on Investments	1.51	1.76	(0.58)	1.09	0.44

Total from Investment Activities	1.77	2.07	(0.24)	1.37	0.78

Distributions to Shareholders From:
Net Investment Income	(0.35)	(0.33)	(0.32)	—	(0.18)
Net Realized Gains	(0.43)	(0.55)	(0.53)	(0.45)	(0.23)

Total Dividends	(0.78)	(0.88)	(0.85)	(0.45)	(0.41)

Net Asset Value, End of Period	$14.44	$13.45	$12.26	$13.35	$12.43

Total Return(b)	13.47%	17.27%	(2.02)%	11.12%	6.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$558,527	$559,027	$539,355	$627,375	$657,727
Net Investment Income/(Loss)	1.92%	2.35%	2.24%	2.06%	2.48%
Expenses Before Reductions(c)	1.03%	1.02%	1.01%	1.00%	1.04%
Expenses Net of Reductions	0.71%	0.71%	0.71%	0.71%	0.97%
Portfolio Turnover Rate	77%	77%	66%	82%	148	%(d)

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

29

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

30

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,546 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,653,891 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

31

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2020, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $4.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$54,232	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$966,374	$22,303

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), FIAM LLC (“FIAM”) and Geode Capital Management, LLC (“Geode”), to make investment decisions on behalf of the Fund. Pursuant to subadvisory

32

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

agreements between the Manager and FIAM, and between FIAM and Geode, each of FIAM and Geode provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	0.70%	0.71%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2020, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2021	Expires 12/31/2022	Expires 12/31/2023	Total

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$287,302	$328,039	$353,628	$968,969

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $2,907 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

33

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$233,365,489	$68,615	$—	$233,434,104
Warrants+	12,789	—	—	12,789
Rights	2,183	—	—	2,183
Asset Backed Securities	—	6,200,007	—	6,200,007
Collateralized Mortgage Obligations	—	21,673,058	—	21,673,058
Convertible Bonds	—	72,314	—	72,314
Bank Loans	—	163,182	—	163,182
Corporate Bonds+	—	115,833,481	—	115,833,481
Foreign Bonds+	—	46	—	46
Yankee Debt Obligations+	—	39,802,207	—	39,802,207
Municipal Bonds	—	4,941,570	—	4,941,570
U.S. Government Agency Mortgages	—	39,228,759	—	39,228,759
U.S. Treasury Obligations	—	79,076,204	—	79,076,204
Short-Term Securities Held as Collateral for Securities on Loan	4,653,891	—	—	4,653,891
Unaffiliated Investment Companies	17,738,680	—	—	17,738,680

Total Investment Securities	255,773,032	307,059,443	—	562,832,475

Securities Sold Short	—	(1,689,156)	—	(1,689,156)
Other Financial Instruments:*
Futures Contracts	54,232	—	—	54,232

Total Investments	$255,827,264	$305,370,287	$—	$561,197,551

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$398,908,015	$459,991,599

For the year ended December 31, 2020, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$155,445,389	$203,052,654

34

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

35

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2020

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $478,379,878. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$87,638,861
Unrealized (depreciation)	(4,875,420)

Net unrealized appreciation/(depreciation)	$82,763,441

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,135,367	$13,674,953	$28,810,320

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,313,364	$20,117,155	$35,430,519

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$14,483,114	$22,909,101	$—	$82,787,399	$120,179,614

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

37

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 27.40% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $2,039,213.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $13,674,953.

38

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

39

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

40

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

41

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

42

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

43

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

44

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Fidelity Institutional Asset Management®

Total Bond Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 24

Statement of Operations
Page 24

Statements of Changes in Net Assets
Page 25

Financial Highlights
Page 26

Notes to the Financial Statements
Page 27

Report of Independent Registered Public Accounting Firm
Page 33

Other Information
Page 34

Approval of Investment Advisory and Subadvisory Agreements
Page 35

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class

2 Shares) (the “Fund”) returned 8.84%. That compared to a 7.51% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The U.S. bond market experienced strong returns in 2020. Concerns about the economic fallout of the coronavirus (COVID-19) pandemic in late winter and early spring led investors to gravitate away from stocks toward the relative safety of fixed-income assets. This shift drove bond yields, especially U.S. Treasury yields, sharply lower. The resulting rise in fixed-income returns was partially offset by widening spreads on risk assets. Throughout the rest of the year, however, meaningful actions taken by the U.S. Federal Reserve Board (the Fed) helped to keep Treasury yields low and drove spreads significantly tighter, leading to higher prices for fixed-income assets. In particular, the central bank’s move to buy Treasuries and other securities kept interest rates low and drove up returns

The Fund outperformed its benchmark for the 12-month period ended December 31, 2020. Its position in investment-grade corporate bonds was a primary driver of relative returns. Late in the first quarter and early in the second quarter of the period, the Fund significantly increased its exposure to investment-grade corporate bonds, which subsequently experienced very strong returns as spreads tightened to multi-year lows. The Fund’s relative performance also benefited from an increase in its position in high-yield corporate bonds, which performed particularly well during the fourth quarter. Its holdings of Treasury Inflation Protected Securities also boosted relative returns, as these assets were buoyed by rising inflation expectations.*

The Fund’s return relative to the benchmark was modestly hurt by its exposure to energy-related assets, as well as holdings of bonds backed by leases on airplanes. Both assets suffered amid concerns about the pandemic’s effect on the energy and airline industries.*

The Fund did not hold derivatives during the period under review.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	10/17/16	9.12%	6.10%	—	4.88%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	9/5/12	8.84%	5.83%	5.45%	3.58%
Bloomberg Barclays U.S. Aggregate Bond Index	9/5/12	7.51%	5.34%	4.44%	3.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	0.57%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	0.82%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,046.10	$3.03	0.59%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,043.70	$4.32	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,022.17	$3.00	0.59%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,020.91	$4.27	0.84%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Corporate Bonds	38.5%

U.S. Treasury Obligations	22.0

U.S. Government Agency Mortgages	13.7

Yankee Debt Obligations	12.4

Collateralized Mortgage Obligations	7.0

Unaffiliated Investment Companies	2.8

Asset Backed Securities	1.8

Municipal Bonds	1.4

Short-Term Securities Held as Collateral for Securities on Loan	1.0

Common Stocks	0.1

Bank Loans	0.1

Convertible Bonds	— †

Warrants	— †

Total Investment Securities	100.8

Net other assets (liabilities)	(0.8)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Shares or Principal Amount		Value
Common Stocks (0.1%):
Oil, Gas & Consumable Fuels (0.1%):
22	Amplify Energy Corp., 0.24%	$29
267	California Resources Corp.*	6,299
281	California Resources Corp.*	6,629
20,949	Denbury, Inc.*	538,180
5,889	Sanchez Energy Corp.*	94,218

Total Common Stocks (Cost $611,598)		645,355

Warrant (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
95	California Resources Corp., 10/27/24	380

Total Warrant (Cost $—)		380

Asset Backed Securities (1.8%):
$297,380	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(a)	280,843
439,078	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(a)	415,104
244,877	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(a)	209,982
237,716	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(a)	223,764
1,455,222	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(a)	1,349,578
225,022	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(a)	212,692
127,604	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	122,807
613,088	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	582,920
433,716	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(a)	412,461
216,990	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(a)	178,211
452,399	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(a)	430,007
331,623	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(a)	341,084
557,243	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(a)	590,841
227,235	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(a)	219,492
234,537	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(a)	226,261
333,630	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(a)	314,633
384,362	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(a)	368,660
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(a)	190,322
387,799	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(a)	375,432
554,024	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(a)	528,116
390,645	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(a)(b)	374,900

Principal Amount		Value
Asset Backed Securities, continued
$542,995	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(a)(b)	$521,552

Total Asset Backed Securities (Cost $8,919,240)		8,469,662

Collateralized Mortgage Obligations (7.0%):
280,000	AIMCO CLO 11, Ltd., Class A, Series 2020-11A, 1.60%(US0003M+138bps), 10/15/31, Callable 10/15/21 @ 100(a)	280,329
440,000	Aimco CLO 12, Ltd., Class A, Series 2020-12A(US0003M+121bps), 1/17/32(a)	440,224
750,000	AIMCO CLO, Ltd., Class A, Series 2019-10A, 1.54%(US0003M+132bps), 7/22/32, Callable 7/22/21 @ 100(a)	750,250
250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A, 1.55%(US0003M+133bps), 1/20/33, Callable 1/20/22 @ 100(a)	250,370
393,000	Ares CLO, Ltd., Class A, Series 2019-54A, 1.56%(US0003M+132bps), 10/15/32, Callable 10/15/21 @ 100(a)	393,374
250,000	Ares CLO, Ltd., Class AR2, Series 2015-2A, 1.47%(US0003M+125bps), 4/17/33, Callable 4/17/21 @ 100(a)	250,162
534,000	Ares CLO, Ltd., Class AR, Series 2016-41A, 1.44%(US0003M+120bps), 1/15/29, Callable 1/15/21 @ 100(a)	533,999
358,000	Ares LV CLO, Ltd., Class A1, Series 2020-55A, 1.94%(US0003M+170bps), 4/15/31, Callable 7/15/21 @ 100(a)	359,124
360,000	Ares LVIII CLO, Ltd., Class A, Series 2020-58A(US0003M+122bps), 1/15/33(a)	360,178
273,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(a)	272,817
100,000	BAMLL Commercial Mortgage Securities Trust, Class BNM, Series 2019-BPR, 3.47%, 11/5/32(a)	88,661
340,000	BAMLL Commercial Mortgage Securities Trust, Class A, Series 2020-JGDN, 2.91%(US0001M+275bps), 11/15/30(a)	340,000
43,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52	47,552
102,000	Barclays, Class A, Series 2016-MART, 2.20%, 9/13/31(a)	101,871
440,000	Barings CLO, Ltd., Class A, Series 2020-4A(US0003M+122bps), 1/20/32(a)	440,229
443,000	Barings CLO, Ltd., Class A1, Series 2020-1A, 1.63%(US0003M+140bps), 10/15/32, Callable 10/15/21 @ 100(a)	443,843
272,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 1.55%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(a)	272,401
67,000	Benchmark Mortgage Trust, Class A5, Series 2019-B14, 3.05%, 12/15/61	75,030
49,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51(b)	58,023
201,000	BFLD Trust, Class A, Series 2020-OBRK, 2.21%(US0001M+205bps), 11/15/28(a)	201,000
461,000	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 1.23%(US0003M+99bps), 4/15/29, Callable 1/15/21 @ 100(a)	458,569

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$295,000	BX Commercial Mortgage Trust, Class A, Series 2020-FOX, 1.16%(US0001M+100bps), 11/15/32(a)	$295,425
179,835	BX Commercial Mortgage Trust, Class C, Series 2020-BXLP, 1.28%(US0001M+112bps), 12/15/29(a)	179,136
226,792	BX Commercial Mortgage Trust, Class B, Series 2020-BXLP, 1.16%(US0001M+100bps), 12/15/29(a)	226,792
621,431	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.96%(US0001M+80bps), 12/15/29(a)	621,431
146,300	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 1.96%(US0001M+180bps), 11/15/35(a)	145,741
154,256	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 2.78%(US0001M+263bps), 9/15/37(a)	114,698
277,746	BX Commercial Mortgage Trust, Class D, Series 2020-BXLP, 1.41%(US0001M+125bps), 12/15/29(a)	274,632
211,806	BX Commercial Mortgage Trust, Class E, Series 2020-BXLP, 1.76%(US0001M+160bps), 12/15/29(a)	207,598
400,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 1.16%(US0001M+100bps), 4/15/34(a)	389,967
266,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 1.46%(US0001M+130bps), 4/15/34(a)	255,325
176,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 1.76%(US0001M+160bps), 4/15/34(a)	166,289
185,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 2.06%(US0001M+190bps), 4/15/34(a)	172,962
212,643	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 1.24%(US0001M+108bps), 10/15/36(a)	212,643
266,753	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 1.41%(US0001M+125bps), 10/15/36(a)	266,056
378,770	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 1.61%(US0001M+145bps), 10/15/36(a)	376,944
531,607	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 1.96%(US0001M+180bps), 10/15/36(a)	527,699
346,000	Cedar Funding CLO, Ltd., Class A, Series 2019-10A, 1.56%(US0003M+134bps), 10/20/32, Callable 10/20/21 @ 100(a)	346,222
261,000	Cedar Funding CLO, Ltd., Class A1A, Series 2019-11A, 1.57%(US0003M+135bps), 5/29/32, Callable 8/29/21 @ 100(a)	261,063
250,000	Cedar Funding XII CLO, Ltd., Class A, Series 2020-12A, 1.51%(US0003M+127bps), 10/25/32, Callable 10/25/21 @ 100(a)	250,162

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$624,306	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 1.28%(US0001M+112bps), 6/15/34(a)	$598,906
122,472	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 1.66%(US0001M+150bps), 6/15/34(a)	115,502
138,403	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 1.91%(US0001M+175bps), 6/15/34(a)	130,584
370,000	Columbia Cent CLO 29, Ltd., Class A1N, Series 2020-29A, 1.92%(US0003M+170bps), 7/20/31, Callable 1/20/22 @ 100(a)	372,076
580,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A(US0003M+131bps), 1/20/34(a)	580,298
83,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 6/15/24 @ 100	91,577
225,000	Credit Suisse Mortgage Capital Certificates, Class C, Series 2019-ICE4, 1.59%(US0001M+143bps), 5/15/36(a)	224,701
205,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 1.39%(US0001M+123bps), 5/15/36(a)	204,932
119,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 20-NET, 2.26%, 8/15/37(a)	123,358
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 2.41%(US0001M+225bps), 12/15/30(a)	1,212,439
309,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(a)	308,002
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(a)	97,829
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(a)	94,356
128,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(a)	109,299
360,000	Dryden 68 CLO, Ltd., Class A, Series 2019-68A, 1.55%(US0003M+131bps), 7/15/32, Callable 7/15/21 @ 100(a)	359,655
250,000	Dryden 75 CLO, Ltd., Class AR, Series 2019-75A, 1.44%(US0003M+120bps), 7/15/30, Callable 1/15/21 @ 100(a)	249,614
500,000	Dryden 76 CLO, Ltd., Class A1, Series 2019-76A, 1.55%(US0003M+133bps), 10/20/32, Callable 10/20/21 @ 100(a)	500,767
250,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A(US0003M+122bps), 1/18/32(a)	250,000
323,000	Dryden 85 CLO, Ltd., Class A1, Series 2020-85A, 1.56%(US0003M+135bps), 10/15/32, Callable 10/15/21 @ 100(a)	323,612
300,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 1.40%(US0003M+118bps), 4/17/33, Callable 4/17/22 @ 100(a)	299,834
427,000	Dryden CLO, Ltd., Class A, Series 2019-72A, 1.55%(US0003M+133bps), 5/15/32, Callable 5/15/21 @ 100(a)	427,061
460,000	Eaton Vance CLO, Ltd., Class A1, Series 2020-2A, 1.56%(US0003M+137bps), 10/15/32, Callable 1/15/22 @ 100(a)	461,062
450,000	Eaton Vance CLO, Ltd., Class A, Series 2020-1A(US0003M+165bps), 10/15/30, Callable 10/15/21 @ 100(a)	451,822

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$430,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 1.55%(US0003M+130bps), 11/20/33, Callable 11/20/22 @ 100(a)	$430,806
438,000	Flatiron CLO, Ltd., Class A, Series 2019-1A, 1.54%(US0003M+132bps), 11/16/32, Callable 11/16/21 @ 100(a)	438,655
100,000	GB Trust, Class B, Series 2020-FLIX, 1.51%(US0001M+135bps), 8/25/37(a)	100,452
310,000	GB Trust, Class A, Series 2020-FLIX, 1.28%(US0001M+112bps), 8/25/37(a)	310,422
63,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(a)	64,573
97,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(a)	96,615
133,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(a)	127,854
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A(US0003M+121bps), 1/15/33(a)	250,124
480,000	Madison Park Funding XLV, Ltd., Class A, Series 2020-45A, 1.92%(US0003M+165bps), 7/15/31, Callable 7/15/21 @ 100(a)	481,349
295,000	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 1.14%(US0003M+92bps), 1/22/28, Callable 1/22/21 @ 100(a)	294,009
500,000	Madison Park Funding, Ltd., Class A1, Series 2019-37A, 1.54%(US0003M+130bps), 7/15/32, Callable 7/15/21 @ 100(a)	499,265
250,000	Madison Park Funding, Ltd., Class AR2, Series 2012-101, 1.44%(US0003M+122bps), 1/20/29, Callable 1/20/21 @ 100(a)	250,007
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 1.57%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(a)	250,342
590,000	Magnetite, Ltd., Class A, Series 24, 1.57%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(a)	590,870
461,000	Magnetite, Ltd., Class A, Series 2019-21A, 1.50%(US0003M+128bps), 4/20/30, Callable 1/20/21 @ 100(a)	460,560
464,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 1.29%(US0003M+107bps), 10/20/30, Callable 4/20/21 @ 100(a)	461,528
82,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(a)	74,874
86,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(a)	83,089
593,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(a)	616,335
361,287	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 1.41%(US0001M+125bps), 6/15/35(a)	349,676
870,944	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 1.66%(US0001M+150bps), 6/15/35(a)	835,026
200,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 12/15/28 @ 100	235,552

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$500,000	Niagara Park CLO, Ltd., Class A, Series 2019-1A, 1.52%(US0003M+130bps), 7/17/32, Callable 7/17/21 @ 100(a)	$500,275
451,000	RETL, Class C, Series 2019-RVP, 2.26%(US0001M+210bps), 3/15/36(a)	432,924
491,433	Stratus CLO, Ltd., Class A, Series 2020-1A, 2.20%(US0003M+198bps), 4/30/28, Callable 4/20/21 @ 100(a)	492,772
260,000	Symphony CLO XXIII, Ltd., Class A, Series 2020-23A, 1.49%(US0003M+132bps), 1/15/34, Callable 1/15/22 @ 100(a)	260,492
304,000	Taconic Park CLO, Ltd., Class A1R, Series 2016-1A, 1.22%(US0003M+100bps), 1/20/29, Callable 4/20/21 @ 100(a)	302,547
509,000	VERDE CLO, Ltd., Class A, Series 2019-1A, 1.59%(US0003M+135bps), 4/15/32, Callable 4/15/21 @ 100(a)	509,132
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(a)	20,795
270,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(a)	279,826
420,000	Voya CLO, Ltd., Class A, Series 2020-1A, 2.00%(US0003M+170bps), 7/16/31, Callable 7/16/21 @ 100(a)	421,163
570,000	Voya CLO, Ltd., Class A1, Series 2020-3A, 1.50%(US0003M+130bps), 10/20/31, Callable 10/20/21 @ 100(a)	570,454
450,000	Voya CLO, Ltd., Class A1, Series 2020-2A, 1.78%(US0003M+160bps), 7/19/31, Callable 7/19/21 @ 100(a)	450,992
500,000	Voya CLO, Ltd., Class A1, Series 2017-1A, 1.47%(US0003M+125bps), 4/17/30, Callable 1/17/21 @ 100(a)	499,510
516,000	Voya CLO, Ltd., Class A, Series 2019-2, 1.49%(US0003M+127bps), 7/20/32, Callable 7/20/21 @ 100(a)	516,142
234,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	279,955

Total Collateralized Mortgage Obligations (Cost $32,423,211)		32,135,039

Convertible Bonds (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
67,000	Mesquite Energy, Inc., 15.00%, 7/15/23(a)	67,000
38,899	Mesquite Energy, Inc., 15.00%, 7/15/23(a)	38,899

Total Convertible Bonds (Cost $105,899)		105,899

Bank Loans (0.1%):
Diversified Financial Services (0.1%):
142,172	Intelsat Jackson Holdings SA, 5.58%(LIBOR+550bps), 7/13/21	144,802
15,000	Intelsat Jackson Holdings SA, 5.58%(LIBOR+550bps), 1/2/24	15,211

		160,013

Software (0.0%†):
85,000	Ultimate Software Group, Inc. (The), 4.08%(LIBOR+400bps), 5/4/26	85,377

Total Bank Loans (Cost $240,249)		245,390

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds (38.5%):
Aerospace & Defense (0.8%):
$214,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	$250,524
214,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	258,955
200,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	259,286
200,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	274,793
210,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	297,657
315,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(a)	327,206
125,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(a)	130,156
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	6,137
65,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(a)	67,844
130,000	Signature Aviation US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69(a)	133,250
25,000	TransDigm, Inc., 6.50%, 5/15/25, Callable 2/11/21 @ 103.25	25,719
360,000	TransDigm, Inc., 6.25%, 3/15/26, Callable 3/15/22 @ 103.13(a)	383,400
60,000	TransDigm, Inc., 6.88%, 5/15/26, Callable 5/15/21 @ 105.16	63,450
60,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 6/15/21 @ 103.19	62,250
55,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 3/15/22 @ 103.75	58,850
610,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 11/15/22 @ 102.75	640,500

		3,239,977

Air Freight & Logistics (0.1%):
205,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13(a)	220,119

Automobiles (0.2%):
354,000	Volkswagen Group of America Finance LLC, 2.90%, 5/13/22(a)	365,152
309,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(a)	326,483

		691,635

Banks (3.1%):
656,000	Bank of America Corp., 4.20%, 8/26/24, MTN	730,310
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25	689,236
128,000	Bank of America Corp., Series G, 4.45%, 3/3/26	149,026
100,000	CIT Group, Inc., 3.93%(SOFR+4bps), 6/19/24, Callable 6/19/23 @ 100	105,750
245,000	CIT Group, Inc., 6.13%, 3/9/28	297,981
1,090,000	Citigroup, Inc., Series V, 4.05%, 7/30/22	1,150,046
393,000	Citigroup, Inc., 3.35%(US0003M+90bps), 4/24/25, Callable 4/24/24 @ 100	427,162
1,642,000	Citigroup, Inc., 4.30%, 11/20/26	1,917,304
665,000	Citigroup, Inc., 4.41%(SOFR+391bps), 3/31/31, Callable 3/31/30 @ 100	806,410
200,000	Citizens Financial Group, Inc., 2.64%, 9/30/32, Callable 7/2/32 @ 100(a)	211,135

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24	$3,342,663
267,000	JPMorgan Chase & Co., 2.96%(SOFR+252bps), 5/13/31, Callable 5/13/30 @ 100	292,420
500,000	Regions Bank, 6.45%, 6/26/37	705,195
296,000	Wells Fargo & Co., 2.41%(US0003M+83bps), 10/30/25, Callable 10/30/24 @ 100, MTN	312,561
938,000	Wells Fargo & Co., 4.48%(US0003M+4bps), 4/4/31, Callable 4/4/30 @ 100, MTN	1,146,723
1,340,000	Wells Fargo & Co., 5.01%(US0003M+424bps), 4/4/51, Callable 4/4/50 @ 100, MTN	1,903,568

		14,187,490

Beverages (0.8%):
500,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	578,574
220,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	269,681
500,000	Anheuser-Busch InBev Worldwide, Inc., 4.50%, 6/1/50, Callable 12/1/49 @ 100	630,930
509,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	666,047
523,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	794,029
239,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, 6/1/60, Callable 12/1/59 @ 100	307,712

		3,246,973

Biotechnology (0.3%):
1,489,000	AbbVie, Inc., 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,535,491

Building Products (0.1%):
255,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(a)	268,069

Capital Markets (2.8%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	310,522
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	634,747
706,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	762,480
751,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	812,247
1,140,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	1,338,435
194,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	294,176
5,274,000	Morgan Stanley, 3.74%(US0003M+85bps), 4/24/24, Callable 4/24/23 @ 100	5,654,482
632,000	Morgan Stanley, 3.62%(SOFR+312bps), 4/1/31, Callable 4/1/30 @ 100	731,840
190,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 8/1/22 @ 108.06(a)	204,487
457,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(a)	540,964
500,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(a)	649,133
425,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31(a)	468,031

		12,401,544

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Chemicals (0.5%):
$165,000	CF Industries, Inc., 5.15%, 3/15/34	$202,331
16,000	CF Industries, Inc., 4.95%, 6/1/43	19,600
319,000	CF Industries, Inc., 5.38%, 3/15/44	400,744
215,000	Chemours Co., 7.00%, 5/15/25, Callable 2/11/21 @ 103.5	222,794
335,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	355,100
355,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(a)	362,100
15,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26, Callable 6/30/23 @ 103.75(a)	15,637
20,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27, Callable 12/31/23 @ 103.5(a)	20,925
115,000	Olin Corp., 5.63%, 8/1/29, Callable 8/1/24 @ 102.81	124,631
125,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	133,125
35,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(a)	36,925
135,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(a)	138,544
200,000	W.R. Grace & Co., 5.63%, 10/1/24(a)	216,500
80,000	WR Grace & Co., 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(a)	84,400

		2,333,356

Commercial Services & Supplies (0.2%):
105,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 2/11/21 @ 103.75(a)	107,625
555,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5(a)	584,831
120,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(a)	123,300
95,000	Tempo Acquisition LLC /Tempo Acquisition Finance Corp., 5.75%, 6/1/25, Callable 6/1/22 @ 102.88(a)	100,937
340,000	Tempo Finance Corp., 6.75%, 6/1/25, Callable 1/22/21 @ 103.38(a)	349,775

		1,266,468

Construction & Engineering (0.3%):
85,000	AECOM, 5.88%, 10/15/24, Callable 7/15/24 @ 100	93,925
285,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	316,350
350,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/11/21 @ 106.34(a)	355,250
235,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(a)	247,338

		1,012,863

Consumer Finance (3.3%):
578,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	609,790
130,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	132,437
148,000	Ally Financial, Inc., 5.13%, 9/30/24	170,015
330,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	392,287
470,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	546,375

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$462,000	Capital One Financial Corp., 2.60%, 5/11/23, Callable 4/11/23 @ 100	$483,307
833,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	952,970
534,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	617,268
644,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	653,471
250,000	Discover Bank, Series B, 4.68%(USSW5+173bps), 8/9/28, Callable 8/9/23 @ 100	263,861
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,058,707
383,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	441,908
457,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100	526,210
55,000	Ford Motor Credit Co LLC, 4.27%, 1/9/27, Callable 11/9/26 @ 100	58,050
110,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	115,301
215,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	225,794
240,000	Ford Motor Credit Co. LLC, 5.09%, 1/7/21	240,015
496,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	512,727
504,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	543,115
1,490,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,553,328
110,000	Ford Motor Credit Co. LLC, 4.69%, 6/9/25, Callable 4/9/25 @ 100	117,166
80,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	86,790
240,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	266,845
200,000	General Motors Acceptance Corp., 8.00%, 11/1/31	292,000
747,000	General Motors Financial Co., Inc., 4.20%, 3/1/21, Callable 2/1/21 @ 100	749,201
30,000	Navient Corp., 7.25%, 1/25/22, MTN	31,388
175,000	OneMain Finance Corp., 6.88%, 3/15/25	203,437
170,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	175,737
415,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	418,986
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	517,399
119,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	122,867
381,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	418,014
314,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	343,658
663,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	739,679
644,000	Synchrony Financial, 5.15%, 3/19/29, Callable 12/19/28 @ 100	774,344

		15,354,447

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Containers & Packaging (0.0%†):
$5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 8/15/22 @ 102.06(a)	$5,225
150,000	Berry Global Escrow Corp., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(a)	160,882
10,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/11/21 @ 101.28(a)	10,125

		176,232

Diversified Consumer Services (0.3%):
141,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(a)	151,575
40,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 2/11/21 @ 103.44(a)	41,200
200,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 2/11/21 @ 103.44(a)	206,000
100,000	Double Eagle III Midco 1 LLC / Double Eagle Finance Corp., 7.75%, 12/15/25, Callable 12/15/22 @ 103.88(a)	105,875
120,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(a)	127,800
240,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 2/11/21 @ 106.19(a)	253,500
100,000	Service Corp International, 5.13%, 6/1/29, Callable 6/1/24 @ 102.56	110,750
410,000	Sotheby’s, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69^(a)	438,700

		1,435,400

Diversified Financial Services (0.4%):
91,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	97,846
70,000	Banff Merger Sub, Inc., 9.75%, 9/1/26, Callable 9/1/21 @ 104.88(a)	75,250
280,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/11/21 @ 101.72(a)	283,850
200,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 7/15/21 @ 103.94(a)	210,500
160,000	Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13(a)	164,000
20,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(a)	19,950
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(a)	553,904
285,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	307,774

		1,713,074

Diversified Telecommunication Services (0.4%):
42,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	46,884
215,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	256,573
109,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100(a)	111,598
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	652,757
351,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100(a)	366,473

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$125,000	CenturyLink, Inc., 5.63%, 4/1/25, Callable 1/1/25 @ 100	$134,844
360,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(a)	378,000
10,000	CenturyLink, Inc., Series G, 6.88%, 1/15/28	11,512
85,000	Front Range BidCo, Inc., 4.00%, 3/1/27, Callable 3/1/21 @ 102(a)	85,425
185,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(a)	195,637
60,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(a)	64,875
65,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(a)	67,762
70,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(a)	74,900

		2,447,240

Electric Utilities (1.7%):
20,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(a)	20,350
521,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(a)	554,214
255,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	257,167
78,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(a)	80,738
1,217,000	Edison International, 5.75%, 6/15/27, Callable 4/15/27 @ 100^	1,451,750
163,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	164,378
110,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	129,807
49,000	Exelon Corp., 4.70%, 4/15/50, Callable 10/15/49 @ 100	64,782
2,306,000	FirstEnergy, Inc., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	2,421,526
100,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 10/15/24 @ 104	99,500
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	230,032
29,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100^(a)	31,175
30,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(a)	30,712
55,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(a)	56,581
187,671	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(a)	198,931
310,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	369,664
455,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	484,575
365,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	401,500
120,000	Vistra Operations Co. LLC, 5.63%, 2/15/27, Callable 2/15/22 @ 102.81(a)	127,800

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$405,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(a)	$430,313

		7,605,495

Electrical Equipment (0.0%†):
85,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(a)	94,350

Electronic Equipment, Instruments & Components (0.1%):
280,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 2/11/21 @ 102.81(a)	286,650

Entertainment (0.1%):
310,000	Netflix, Inc., 4.88%, 4/15/28	348,750
100,000	Netflix, Inc., 5.88%, 11/15/28	119,500
30,000	Netflix, Inc., 6.38%, 5/15/29	37,163
30,000	Netflix, Inc., 5.38%, 11/15/29(a)	35,287

		540,700

Equity Real Estate Investment Trusts (4.3%):
267,000	Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30, Callable 9/15/30 @ 100	339,379
242,000	Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	266,343
454,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	481,897
421,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	450,165
522,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	581,826
489,000	Brandywine Realty Trust, 3.95%, 2/15/23, Callable 11/15/22 @ 100	506,209
788,000	Brixmor Operating Partnership LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	832,327
393,000	Brixmor Operating Partnership LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	450,797
303,000	Brixmor Operating Partnership LP, 4.05%, 7/1/30, Callable 4/1/30 @ 100	347,654
414,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	477,275
98,000	Corporate Office Properties, LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	101,862
205,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	205,256
35,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100	33,950
273,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	289,366
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	161,345
55,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/11/21 @ 101.96	45,375
170,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(a)	173,635
52,000	HCP, Inc., 3.50%, 7/15/29, Callable 4/15/29 @ 100	58,757
102,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	115,419

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$98,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	$106,759
615,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	710,949
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	147,194
105,000	Lexington Realty Trust, 2.70%, 9/15/30, Callable 6/15/30 @ 100	109,316
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	501,286
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	393,983
40,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(a)	42,550
75,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27, Callable 11/1/26 @ 100	84,000
205,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	214,481
820,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	887,751
126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	137,183
281,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	307,039
1,931,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	2,172,307
435,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	463,477
194,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	203,646
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	73,161
62,000	Realty Income Corp., 3.25%, 1/15/31, Callable 10/15/30 @ 100	70,292
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	72,921
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	108,940
22,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	23,338
458,000	SBA Tower Trust, 2.84%, 1/15/25(a)	485,472
111,000	SBA Tower Trust, 2.33%, 1/15/28(a)	113,532
146,000	SBA Tower Trust, 1.88%, 7/15/50(a)	149,786
200,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100^	201,061
55,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	59,983
60,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	60,335
125,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	121,823
101,000	Simon Property Group LP, 2.45%, 9/13/29, Callable 6/13/29 @ 100	106,049

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$147,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	$169,723
112,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	113,629
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	166,042
452,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	473,443
387,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	397,755
215,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 4/15/21 @ 103	170,925
120,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23, Callable 2/11/21 @ 102.06	120,300
255,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24, Callable 2/11/21 @ 103.56(a)	257,231
460,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/15/22 @ 103.94(a)	493,925
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	124,507
199,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	226,596
569,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	611,495
631,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	770,957
97,000	VEREIT Operating Partnership LP, 3.40%, 1/15/28, Callable 11/15/27 @ 100	107,131
45,000	VEREIT Operating Partnership LP, 2.20%, 6/15/28, Callable 4/15/28 @ 100	46,077
56,000	VEREIT Operating Partnership LP, 2.85%, 12/15/32, Callable 9/15/32 @ 100	58,506
90,000	Vici Properties, 3.50%, 2/15/25, Callable 2/15/22 @ 101.75(a)	91,800
130,000	Vici Properties, 4.25%, 12/1/26, Callable 12/1/22 @ 102.13(a)	134,875
135,000	Vici Properties, 4.63%, 12/1/29, Callable 12/1/24 @ 102.31(a)	144,450
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	69,103
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	898,376
101,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	115,691

		19,809,988

Food & Staples Retailing (0.4%):
155,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(a)	170,112
165,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 5/1/22 @ 103.44^(a)	176,550
125,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 10/15/22 @ 102.75(a)	131,875
176,000	Sysco Corp., 5.65%, 4/1/25, Callable 3/1/25 @ 100	209,405
210,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	275,920

Principal Amount		Value
Corporate Bonds, continued
Food & Staples Retailing, continued
$210,000	Sysco Corp., 6.60%, 4/1/40, Callable 10/1/39 @ 100	$306,774
210,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	322,841
65,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(a)	67,762

		1,661,239

Food Products (0.5%):
170,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(a)	169,504
955,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 2/11/21 @ 102.88(a)	986,038
83,000	JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(a)	92,960
490,000	JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(a)	570,850
225,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(a)	259,031
140,000	Kraft Heinz Foods Co., 5.00%, 7/15/35, Callable 1/15/35 @ 100	168,676
170,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(a)	175,525
70,000	Post Holding, Inc., 4.63%, 4/15/30, Callable 4/15/25 @ 102.31(a)	73,500
220,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 3/1/22 @ 102.88(a)	233,200
55,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 12/1/22 @ 102.81(a)	58,644
55,000	Post Holdings, Inc., 5.50%, 12/15/29, Callable 12/15/24 @ 102.75(a)	60,019
95,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	97,850

		2,945,797

Health Care Equipment & Supplies (0.0%†):
140,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(a)	142,625

Health Care Providers & Services (1.6%):
325,000	Centene Corp., 4.75%, 1/15/25, Callable 2/11/21 @ 102.38	333,125
140,000	Centene Corp., 5.38%, 6/1/26, Callable 6/1/21 @ 104.03(a)	147,350
550,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	583,000
985,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	1,093,350
360,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	378,450
100,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(a)	107,875
100,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103^(a)	108,000
526,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	633,851
475,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(a)	513,000
114,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	130,013

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$526,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	$665,142
210,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(a)	222,600
30,000	HCA, Inc., 4.75%, 5/1/23	32,662
295,000	HCA, Inc., 5.38%, 2/1/25	330,769
260,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	273,975
60,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(a)	63,600
160,000	Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63(a)	179,200
360,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 2/11/21 @ 103.5	373,050
90,000	Tenet Healthcare Corp., 4.88%, 1/1/26, Callable 3/1/22 @ 102.44(a)	93,825
215,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/1/22 @ 103.13(a)	227,363
45,000	Tenet Healthcare Corp., 4.63%, 6/15/28, Callable 6/15/23 @ 102.31(a)	47,362
195,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(a)	203,044
181,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	209,854
407,000	Toledo Hospital (The), 6.02%, 11/15/48	507,253
20,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(a)	21,350

		7,479,063

Hotels, Restaurants & Leisure (1.1%):
25,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(a)	26,125
125,000	Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	129,531
55,000	Boyd Gaming Corp., 6.00%, 8/15/26, Callable 8/15/21 @ 103	57,269
175,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38	181,781
400,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 1/22/21 @ 102.63(a)	404,000
220,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25^(a)	255,750
220,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(a)	239,525
210,000	Golden Entertainment, Inc., 3.75%, 10/20/24, Callable 2/10/21 @ 100	204,784
300,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(a)	320,625
320,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/11/21 @ 101.69(a)	316,800
150,000	Hilton Domestic Operating Co., Inc., 5.13%, 5/1/26, Callable 5/1/21 @ 102.56	155,812
126,000	McDonald’s Corp., 3.60%, 7/1/30, Callable 4/1/30 @ 100	147,518
65,000	McDonald’s Corp., 4.20%, 4/1/50, Callable 10/1/49 @ 100	83,549
250,000	MGM Resorts International, 5.75%, 6/15/25, Callable 3/15/25 @ 100	275,625

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$90,000	NCL Corp., Ltd., 10.25%, 2/1/26, Callable 8/1/23 @ 105.13(a)	$105,750
35,000	Royal Caribbean Cruises, Ltd., 9.13%, 6/15/23, Callable 3/15/23 @ 100(a)	37,975
310,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 6/1/22 @ 108.63(a)	361,537
210,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 2/11/21 @ 103.75(a)	216,563
215,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 2/11/21 @ 102.5(a)	217,419
200,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(a)	201,000
100,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75(a)	118,750
170,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26, Callable 4/15/21 @ 102.69(a)	175,100
165,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(a)	172,012
150,000	Wynn Las Vegas LLC, 5.25%, 5/15/27, Callable 2/15/27 @ 100(a)	154,875
205,000	Yum! Brands, Inc., 7.75%, 4/1/25, Callable 4/1/22 @ 103.88(a)	227,037

		4,786,712

Household Durables (0.1%):
25,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(a)	25,906
15,000	Newell Brands, Inc., 5.88%, 4/1/36, Callable 10/1/35 @ 100	18,150
195,000	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(a)	221,325

		265,381

Independent Power and Renewable Electricity Producers (0.4%):
528,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(a)	574,548
461,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(a)	521,468
115,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88	120,750
45,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(a)	48,262
140,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	152,250
150,000	NRG Energy, Inc., 5.25%, 6/15/29, Callable 6/15/24 @ 102.63(a)	164,250
50,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(a)	52,750
60,000	Talen Energy Supply LLC, 10.50%, 1/15/26, Callable 1/15/22 @ 105.25(a)	53,400
35,000	TerraForm Power Operating LLC, 4.25%, 1/31/23, Callable 10/31/22 @ 100(a)	36,138
40,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(a)	45,300

		1,769,116

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Industrial Conglomerates (0.2%):
$130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24, Callable 6/15/24 @ 100	$135,525
305,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	323,300
435,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	464,362

		923,187

Insurance (2.4%):
900,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	967,616
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,357,408
900,000	American International Group, Inc., 3.40%, 6/30/30, Callable 3/30/30 @ 100	1,027,638
400,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(a)	428,000
55,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(a)	57,406
586,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(a)	643,867
150,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 5/1/21 @ 103.5(a)	156,000
40,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(a)	43,479
140,000	Liberty Mutual Group, Inc., 4.57%, 2/1/29(a)	170,376
2,184,000	Metropolitan Life Global Funding I, 0.60%(SOFR+50bps), 5/28/21(a)	2,187,018
651,000	Pacific Lifecorp, 5.13%, 1/30/43(a)	830,845
427,000	Unum Group, 4.50%, 3/15/25, Callable 2/15/25 @ 100	484,181
463,000	Unum Group, 3.88%, 11/5/25	512,830
349,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	392,640
1,556,000	Unum Group, 5.75%, 8/15/42	1,887,931
375,000	USI, Inc., 6.88%, 5/1/25, Callable 2/11/21 @ 103.44(a)	384,844

		11,532,079

Interactive Media & Services (0.0%†):
40,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(a)	41,300
90,000	Rackspace Technology Global, Inc., 5.38%, 12/1/28, Callable 12/1/23 @ 102.69(a)	93,825

		135,125

IT Services (0.2%):
40,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(a)	40,500
15,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(a)	15,488
175,000	Black Knight Infoserv LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(a)	178,500
230,000	Colt Merger Sub, Inc., 6.25%, 7/1/25, Callable 7/1/22 @ 103.13(a)	244,950
215,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(a)	237,844
100,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(a)	105,750

Principal Amount		Value
Corporate Bonds, continued
IT Services, continued
$65,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(a)	$68,494
85,000	Refinitiv US Holdings, Inc., 8.25%, 11/15/26, Callable 11/15/21 @ 104.13(a)	92,650

		984,176

Leisure Products (0.1%):
311,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	336,236
90,000	Mattel, Inc., 6.75%, 12/31/25, Callable 1/22/21 @ 105.06(a)	94,613
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 12/15/22 @ 104.41(a)	5,550
10,000	Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	10,963

		447,362

Life Sciences Tools & Services (0.1%):
195,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(a)	206,212
20,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(a)	21,025
50,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(a)	52,375

		279,612

Machinery (0.0%†):
80,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(a)	80,800

Media (2.4%):
35,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(a)	36,575
30,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(a)	30,187
25,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(a)	26,094
30,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(a)	31,013
700,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(a)	728,875
105,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	111,038
395,000	CCO Holdings LLC, 4.75%, 3/1/30, Callable 9/1/24 @ 102.38(a)	425,613
95,000	CCO Holdings LLC, 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(a)	101,175
155,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25(a)	165,462
160,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(a)	180,400
440,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(a)	481,800
130,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(a)	135,525
215,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100	246,043
580,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	724,211
325,000	DISH DBS Corp., 7.75%, 7/1/26	364,000

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$157,000	DISH Network Corp., 2.38%, 3/15/24	$148,552
410,000	DISH Network Corp., 3.38%, 8/15/26	393,018
103,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	113,183
149,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	180,527
147,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	201,223
98,000	Fox Corp., 5.58%, 1/25/49, Callable 7/25/48 @ 100	142,463
65,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(a)	66,137
165,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(a)	169,950
200,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 102.25(a)	211,000
105,000	Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31(a)	108,675
135,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(a)	140,737
105,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 8/1/22 @ 102.5(a)	110,775
45,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(a)	49,500
40,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(a)	42,500
140,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(a)	148,925
145,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 12/15/22 @ 104.44(a)	159,862
930,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	943,397
359,000	Time Warner Cable, Inc., 6.55%, 5/1/37	489,839
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	619,330
2,240,000	Time Warner Cable, Inc., 6.75%, 6/15/39	3,198,263
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	132,647
55,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(a)	59,056

		11,617,570

Metals & Mining (0.2%):
30,000	Allegheny Technologies, Inc., 7.88%, 8/15/23, Callable 5/15/23 @ 100	32,738
265,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94^	278,913
190,000	Big River Steel LLC / BRS Finance Corp., 6.63%, 1/31/29, Callable 9/15/23 @ 103.31(a)	204,725
40,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	40,700
110,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43, Callable 9/15/42 @ 100	136,950
60,000	Kaiser Aluminum Corp., 6.50%, 5/1/25, Callable 5/1/22 @ 103.25(a)	64,200
185,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(a)	191,012

		949,238

Mortgage Real Estate Investment Trusts (0.0%†):
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	66,138

Principal Amount		Value
Corporate Bonds, continued
Multi-Utilities (0.3%):
$49,000	Puget Energy, Inc., 6.00%, 9/1/21	$50,659
207,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	234,305
506,000	Sempra Energy, 6.00%, 10/15/39	725,355

		1,010,319

Oil, Gas & Consumable Fuels (5.5%):
170,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 2/11/21 @ 103.75	158,100
130,000	Apache Corp., 4.63%, 11/15/25, Callable 8/15/25 @ 100	136,338
160,000	Apache Corp., 4.88%, 11/15/27, Callable 5/15/27 @ 100	170,000
55,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	57,750
25,000	Apache Corp., 7.38%, 8/15/47	26,531
320,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 2/11/21 @ 102.63	328,800
361,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(a)	423,798
320,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/11/21 @ 100(a)	318,400
30,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(a)	30,600
197,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	227,059
205,000	Comstock Resources, Inc., 7.50%, 5/15/25, Callable 2/11/21 @ 105.63(a)	209,100
40,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	43,000
80,000	Comstock Resources, Inc., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31	86,000
195,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(a)	216,450
330,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/1/23, Callable 1/27/21 @ 101.56	330,413
342,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/11/21 @ 104.31^	347,130
138,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 5/1/27, Callable 5/1/22 @ 102.81(a)	137,310
230,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 2/15/22 @ 102.63(a)	223,100
25,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88^(a)	23,625
163,000	DCP Midstream Operating LP, 3.88%, 3/15/23, Callable 12/15/22 @ 100	167,890
200,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	219,500
160,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	177,200
750,000	DCP Midstream Operating LP, 5.85%(US0003M+385bps), 5/21/43, Callable 5/21/23 @ 100(a)	645,000

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$185,000	DCP Midstream Operating LP, 5.60%, 4/1/44, Callable 10/1/43 @ 100	$191,475
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	126,190
30,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31(a)	32,100
110,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 2/11/21 @ 104.13(a)	113,025
110,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	118,250
81,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	84,949
103,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	110,467
350,000	Energy Transfer Operating LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	404,250
167,000	Energy Transfer Operating LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	193,929
161,000	Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	174,081
115,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	138,719
360,000	Energy Transfer Operating LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	392,850
103,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	110,983
195,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	222,788
127,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	151,289
135,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(a)	137,700
80,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(a)	90,000
115,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	113,850
45,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	47,475
61,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	67,557
109,000	Hess Corp., 7.30%, 8/15/31	140,610
78,000	Hess Corp., 7.13%, 3/15/33	101,010
107,000	Hess Corp., 5.60%, 2/15/41	129,871
302,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	382,408
190,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(a)	197,125
165,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 2/11/21 @ 101.67(a)	163,350
250,000	Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 2/1/28, Callable 2/1/23 @ 103.75(a)	251,875
150,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	157,905
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	83,080
712,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	890,288
198,000	Kinder Morgan, Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	253,512
167,000	Kinder Morgan, Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	203,398

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$179,000	MPLX LP, 1.33%(US0003M+110bps), 9/9/22, Callable 2/11/21 @ 100	$178,776
172,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	187,265
242,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	276,788
95,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	114,356
285,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	369,431
150,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	146,812
409,000	Occidental Petroleum Corp., 2.90%, 8/15/24, Callable 7/15/24 @ 100	393,151
809,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	843,383
80,000	Occidental Petroleum Corp., 3.40%, 4/15/26, Callable 1/15/26 @ 100	76,000
47,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	43,945
267,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	243,638
85,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	100,087
1,047,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,171,331
25,000	Occidental Petroleum Corp., 7.88%, 9/15/31	27,875
632,000	Occidental Petroleum Corp., 6.45%, 9/15/36	660,440
62,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	52,080
40,000	Occidental Petroleum Corp., 6.20%, 3/15/40	39,650
712,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	721,790
120,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	103,800
165,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	134,475
80,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	65,600
117,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	98,573
235,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25, Callable 5/15/22 @ 104.63(a)	231,475
35,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 5/15/21 @ 104.31	36,050
30,000	Phillips 66, 3.70%, 4/6/23	32,128
39,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	43,748
110,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	117,163
95,000	Plains All Amer Pipeline, 3.55%, 12/15/29, Callable 9/15/29 @ 100	99,364
110,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	103,125
162,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.88%, 3/1/22, Callable 12/1/21 @ 100	169,387
493,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100(a)	584,205
408,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/20/21 @ 103.63(a)(c)	751
20,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/11/21 @ 102.81	16,300

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$75,000	SM Energy Co., 6.75%, 9/15/26, Callable 9/15/21 @ 103.38	$60,750
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(a)	343,860
120,000	Southwestern Energy Co., 7.50%, 4/1/26, Callable 4/1/21 @ 105.63	125,700
958,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	1,056,195
165,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25(a)	171,394
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 4/15/22 @ 103	5,294
95,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	102,244
135,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(a)	139,050
195,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/11/21 @ 102.56	199,387
195,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41	205,238
195,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	204,263
30,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	32,700
185,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44(a)	200,725
63,000	Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30, Callable 2/15/30 @ 100	70,310
203,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	228,415
104,000	Valero Energy Corp., 2.70%, 4/15/23	108,432
200,000	Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(a)	209,000
92,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	93,840
232,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	242,440
900,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	931,500
101,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	105,293
120,000	Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	123,000
205,000	Western Midstream Operating LP, 4.05%, 2/1/30, Callable 11/1/29 @ 100	227,550
60,000	Western Midstream Operating LP, 5.30%, 3/1/48, Callable 9/1/47 @ 100	59,250
25,000	Western Midstream Operating LP, 5.25%, 2/1/50, Callable 8/1/49 @ 100	27,375
524,000	Williams Cos., Inc. (The), 3.50%, 11/15/30, Callable 8/15/30 @ 100	591,940
271,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	276,913

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	$266,207
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	469,416
65,000	WPX Energy, Inc., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63	68,819

		25,108,895

Pharmaceuticals (0.5%):
180,000	Bausch Health Americas, Inc., 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(a)	200,475
150,000	Bausch Health Cos, Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63(a)	156,750
175,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 1/22/21 @ 102.44(a)	178,281
87,000	Elanco Animal Health, Inc., 4.91%, 8/27/21	88,738
275,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	300,078
116,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	136,590
187,000	Upjohn, Inc., 1.13%, 6/22/22(a)	188,921
60,000	Upjohn, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100(a)	62,068
305,000	Upjohn, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100(a)	321,744
133,000	Upjohn, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100(a)	149,729
229,000	Upjohn, Inc., 4.00%, 6/22/50, Callable 12/22/49 @ 100(a)	262,109

		2,045,483

Professional Services (0.0%†):
60,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(a)	62,400
54,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22, Callable 2/11/21 @ 100(a)	54,135
125,000	Nielsen Finance LLC/Nielsen Finance Co., 5.63%, 10/1/28, Callable 10/1/23 @ 102.81(a)	135,313
125,000	Nielsen Finance LLC/Nielsen Finance Co., 5.88%, 10/1/30, Callable 10/1/25 @ 102.94(a)	141,406

		393,254

Real Estate Management & Development (0.2%):
300,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 2/11/21 @ 104.03(a)	309,375
275,000	Vertical US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(a)	289,781

		599,156

Semiconductors & Semiconductor Equipment (0.0%†):
125,000	Entegris, Inc., 4.38%, 4/15/28, Callable 4/15/23 @ 102.19(a)	133,125
75,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(a)	77,906

		211,031

Software (0.3%):
60,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56(a)	65,025

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Software, continued
$225,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	$235,125
35,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(a)	38,544
195,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(a)	220,350
240,000	Symantec Corp., 5.00%, 4/15/25, Callable 1/22/21 @ 102.5(a)	244,200

		803,244

Specialty Retail (0.3%):
47,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	56,389
72,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	80,622
333,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	392,326
165,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41(a)	171,197
80,000	L Brands, Inc., 7.50%, 6/15/29, Callable 6/15/24 @ 103.75	88,600
220,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(a)	243,100
240,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	297,134
74,000	O’Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	88,754

		1,418,122

Technology Hardware, Storage & Peripherals (0.1%):
400,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100(a)	441,708
81,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100(a)	97,336
129,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(a)	157,205
148,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100(a)	183,446
128,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100(a)	166,376

		1,046,071

Tobacco (0.9%):
452,000	Altria Group, Inc., 4.25%, 8/9/42	504,291
302,000	Altria Group, Inc., 4.50%, 5/2/43	346,566
520,000	Altria Group, Inc., 5.38%, 1/31/44	665,528
470,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	495,014
300,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	419,474
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	226,060
600,000	Reynolds American, Inc., 7.25%, 6/15/37	823,771

		3,480,704

Trading Companies & Distributors (0.3%):
297,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100	298,454
348,000	Air Lease Corp., 3.38%, 6/1/21	351,764

Principal Amount		Value
Corporate Bonds, continued
Trading Companies & Distributors, continued
$98,000	Air Lease Corp., 2.25%, 1/15/23	$100,473
82,000	Air Lease Corp., 3.00%, 9/15/23, Callable 7/15/23 @ 100	85,916
467,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	505,495
393,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	422,616

		1,764,718

Wireless Telecommunication Services (0.5%):
445,000	Sprint Capital Corp., 8.75%, 3/15/32	701,988
500,000	Sprint Communications, Inc., 6.88%, 11/15/28	659,375
380,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100(a)	432,221
65,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	69,631
725,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100(a)	839,472
82,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100(a)	99,595
161,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100(a)	199,795

		3,002,077

Total Corporate Bonds (Cost $160,393,300)		176,815,855

Yankee Debt Obligations (12.4%):
Aerospace & Defense (0.4%):
305,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(a)	331,306
167,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24, Callable 6/1/24 @ 100(a)	175,768
130,000	Avolon Holdings Funding, Ltd., 4.25%, 4/15/26, Callable 3/15/26 @ 100(a)	139,848
204,000	Avolon Holdings Funding, Ltd., 4.38%, 5/1/26, Callable 3/1/26 @ 100(a)	220,320
280,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/11/21 @ 100(a)	274,400
320,000	Bombardier, Inc., 6.13%, 1/15/23(a)	313,600
15,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 2/11/21 @ 105.63(a)	14,250
65,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/11/21 @ 103.75(a)	60,613

		1,530,105

Banks (2.7%):
874,000	Barclays plc, 4.38%, 1/12/26	1,001,594
503,000	Barclays plc, 2.85%(US0003M+245bps), 5/7/26, Callable 5/7/25 @ 100	538,388
580,000	Barclays plc, 5.09%(US0003M+305bps), 6/20/30, Callable 6/20/29 @ 100	694,840
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(a)	219,000
791,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	899,611
205,000	HSBC Holdings plc, 4.25%, 3/14/24	226,122
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(a)	218,000
1,180,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(a)	1,348,150
535,000	NatWest Markets plc, 2.38%, 5/21/23(a)	555,222
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	4,172,936

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Banks, continued
$826,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	$923,494
347,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	395,846
286,000	Royal Bank of Scotland Group plc, 3.07%(H15T1Y+255bps), 5/22/28, Callable 5/22/27 @ 100	308,360
513,000	Societe Generale SA, 1.49%(H15T1Y+110bps), 12/14/26, Callable 12/14/25 @ 100(a)	516,847
454,000	UniCredit SpA, 6.57%, 1/14/22(a)	478,281
289,000	Westpac Banking Corp., 4.11%(H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100	327,872

		12,824,563

Capital Markets (1.7%):
788,000	Credit Suisse Group AG, 2.59%(SOFR+156bps), 9/11/25, Callable 9/11/24 @ 100(a)	828,982
602,000	Credit Suisse Group AG, 4.19%(SOFR+373bps), 4/1/31, Callable 4/1/30 @ 100(a)	705,544
1,000,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	1,054,166
1,175,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	1,264,004
720,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	798,972
742,000	Deutsche Bank AG, 5.00%, 2/14/22	774,867
1,284,000	Deutsche Bank AG, 3.30%, 11/16/22	1,340,496
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25	1,575,631

		8,342,662

Chemicals (0.3%):
25,000	Consolidated Energy Finance SA, 3.97%(US0003M+375bps), 6/15/22, Callable 1/22/21 @ 100(a)	24,750
25,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 2/11/21 @ 105.16(a)	25,219
240,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 5/15/21 @ 104.88(a)	240,000
195,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100^	212,063
95,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	103,075
75,000	Methanex Corp., 5.65%, 12/1/44, Callable 6/1/44 @ 100	81,209
265,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88(a)	270,963

		957,279

Containers & Packaging (0.1%):
25,000	Intelligent Packaging, Ltd. Finco Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 9/15/22 @ 103(a)	25,719
255,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(a)	269,344
95,000	Trivium Packaging Finance BV, 8.50%, 8/15/27, Callable 8/15/22 @ 104.25(a)	104,381

		399,444

Diversified Consumer Services (0.1%):
325,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(a)	338,406

Principal Amount		Value
Yankee Debt Obligations, continued
Diversified Financial Services (0.9%):
$455,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(a)	$478,887
200,000	Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5(a)	204,000
306,000	C&W Senior Financing Dac, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(a)	326,273
725,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(a)	783,906
2,052,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	2,241,810
305,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(a)	311,100

		4,345,976

Diversified Telecommunication Services (0.2%):
585,000	Altice France SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(a)	615,713
325,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(a)	357,500
270,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103(a)	274,725
185,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(a)	189,162
40,000	Sable International Finance, Ltd., 5.75%, 9/7/27, Callable 9/7/22 @ 102.88(a)	42,600
80,000	Telecom Italia SpA, 6.00%, 9/30/34	97,000

		1,576,700

Energy Equipment & Services (0.0%†):
160,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/1/22 @ 105.16^(a)	145,600

Hotels, Restaurants & Leisure (0.1%):
55,000	1011778 BC ULC New Red Finance, Inc., 5.75%, 4/15/25, Callable 4/15/22 @ 102.88(a)	58,964
330,000	1011778 BC ULC New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(a)	332,475
75,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(a)	79,781
65,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(a)	67,844
130,000	Wynn Macau, Ltd., 5.50%, 10/1/27, Callable 10/1/22 @ 102.75(a)	135,200

		674,264

Insurance (0.2%):
465,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(a)	521,630
206,000	AIA Group, Ltd., 3.20%, 9/16/40, Callable 3/16/40 @ 100(a)	219,948
200,000	Swiss Re Finance Luxembourg SA, 5.00%(H15T5Y+358bps), 4/2/49, Callable 4/2/29 @ 100(a)	234,500

		976,078

Marine (0.0%†):
120,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.25%, 8/15/22, Callable 2/11/21 @ 100(a)	100,500

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Media (0.1%):
$250,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(a)	$262,187
120,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(a)	126,300

		388,487

Metals & Mining (0.1%):
395,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 3/1/21 @ 105.16(a)	412,775
55,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(a)	59,537
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(a)	5,469

		477,781

Multi-Utilities (0.2%):
705,000	InterGen NV, 7.00%, 6/30/23, Callable 2/11/21 @ 101.17(a)	676,800

Oil, Gas & Consumable Fuels (2.4%):
309,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	388,181
619,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	672,389
115,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 5/15/21 @ 103.38(a)	118,450
205,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 10/30/21 @ 104.25(a)	218,325
223,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	242,503
218,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	253,789
340,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/11/21 @ 101.15(a)	340,000
300,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/1/23 @ 103.56(a)	309,000
163,000	Petrobras Global Finance BV, 5.09%, 1/15/30	182,356
2,677,000	Petrobras Global Finance BV, 7.25%, 3/17/44	3,449,984
1,505,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	1,564,014
2,762,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,581,746
502,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	474,303

		10,795,040

Pharmaceuticals (0.3%):
115,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/11/21 @ 102.75(a)	118,450
685,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	691,858
126,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	126,000
191,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23	189,090
202,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 2/11/21 @ 103.06(a)	207,808

		1,333,206

Software (0.0%†):
95,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(a)	97,375

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond (1.7%):
$415,000	Abu Dhabi Government International Bond, 3.13%, 4/16/30(a)	$468,934
355,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(a)	432,333
56,434	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/11/21 @ 100	24,549
513,757	Argentine Republic Government International Bond, 0.13%, 7/9/30, Callable 2/11/21 @ 100	208,714
941,242	Argentine Republic Government International Bond, 0.13%, 7/9/35, Callable 2/11/21 @ 100	343,553
355,000	Chile Government International Bond, 2.45%, 1/31/31, Callable 10/31/30 @ 100	380,176
400,000	Corp. Andina de Fomento, 2.38%, 5/12/23	413,161
1,344,000	Dominican Republic, 5.50%, 1/27/25(a)	1,513,680
250,000	Dominican Republic, 6.00%, 7/19/28(a)	298,750
600,000	Indonesia Government International Bond, 3.85%, 10/15/30^	697,486
600,000	Indonesia Government International Bond, 4.20%, 10/15/50^	715,528
230,000	Qatar Government International Bond, 3.40%, 4/16/25(a)	253,690
490,000	Qatar Government International Bond, 3.75%, 4/16/30(a)	576,746
470,000	Qatar Government International Bond, 4.40%, 4/16/50(a)	612,621
250,000	Saudi Government International Bond, 2.90%, 10/22/25(a)	269,156
230,000	Saudi Government International Bond, 3.25%, 10/22/30(a)	253,704
200,000	Saudi Government International Bond, 4.50%, 4/22/60^(a)	250,953

		7,713,734

Thrifts & Mortgage Finance (0.2%):
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(a)	223,955
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(a)	246,613

		470,568

Trading Companies & Distributors (0.4%):
412,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	449,831
463,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	478,932
217,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	258,798
251,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	281,514

		1,469,075

Wireless Telecommunication Services (0.3%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(a)	363,412
700,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(a)	787,500
135,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25(a)	145,462

		1,296,374

Total Yankee Debt Obligations (Cost $53,168,242)		56,930,017

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Municipal Bonds (1.4%):
California (0.4%):
$10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	$16,617
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	670,144
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	759,455

		1,446,216

Illinois (0.9%):
310,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series C1, 7.78%, 1/1/35	395,284
88,636	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	90,624
44,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	44,818
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	360,464
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	489,634
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,279,488
295,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	317,408

		3,977,720

New Jersey (0.1%):
504,000	New Jersey Economic Development Authority Revenue, Build America Bonds, GO, Series A, 7.43%, 2/15/29	649,868

Total Municipal Bonds (Cost $5,503,279)		6,073,804

U.S. Government Agency Mortgages (13.7%):
Federal Home Loan Mortgage Corporation (3.7%):
39,626	2.50%, 6/1/31, Pool #G18604	41,612
62,361	2.50%, 7/1/31, Pool #V61246	65,064
105,966	2.50%, 8/1/31, Pool #V61273	111,734
400,754	3.50%, 3/1/32, Pool #C91403	429,336
1,138,231	3.50%, 7/1/32, Pool #C91467	1,219,675
11,910	2.50%, 8/1/32, Pool #G18654	12,512
12,756	2.50%, 11/1/32, Pool #G18665	13,401
381,668	2.50%, 12/1/32, Pool #G18669	400,970
64,011	2.50%, 3/1/33, Pool #G18680	67,249
47,564	3.00%, 4/1/33, Pool #K90336	50,189
23,105	2.50%, 4/1/33, Pool #G18683	24,275
159,651	3.00%, 4/1/33, Pool #G18684	168,085
13,412	2.50%, 5/1/33, Pool #G18687	14,091
61,548	3.00%, 6/1/33, Pool #K90684	64,920
50,717	3.00%, 6/1/33, Pool #C91709	53,508
117,537	3.00%, 6/1/33, Pool #K90632	124,008
181,643	4.00%, 6/1/33, Pool #G30718	196,389
85,220	3.00%, 6/1/33, Pool #K90806	89,871
232,349	3.00%, 7/1/33, Pool #C91714	245,150
256,818	2.50%, 7/1/33, Pool #G16661	269,805
395,494	3.50%, 11/1/33, Pool #G16677	423,081
356,683	3.50%, 2/1/34, Pool #G16752	380,006
55,888	3.00%, 4/1/34, Pool #G16829	59,097
452,876	3.50%, 10/1/34, Pool #C91793	486,607
868,313	4.00%, 5/1/37, Pool #C91938	945,509
1,321,800	5.00%, 2/1/38, Pool #G60365	1,509,619

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$52,290	3.50%, 4/1/40, Pool #V81744	$56,073
74,004	3.50%, 5/1/40, Pool #V81750	79,358
112,178	3.50%, 6/1/40, Pool #V81792	120,295
50,619	3.50%, 8/1/40, Pool #V81886	54,282
31,662	3.50%, 9/1/40, Pool #V81958	33,953
496,794	4.00%, 1/1/41, Pool #A96413	545,572
46,142	4.50%, 1/1/41, Pool #A96051	50,226
363,328	4.00%, 2/1/41, Pool #A96807	399,050
50,808	4.50%, 3/1/41, Pool #A97673	56,550
77,574	4.50%, 4/1/41, Pool #A97942	86,228
250,874	5.00%, 6/1/41, Pool #G06596	288,265
1,021,548	4.50%, 1/1/42, Pool #G60517	1,135,296
39,760	4.00%, 11/1/42, Pool #Q13121	42,924
112,302	3.00%, 12/1/42, Pool #C04320	121,972
68,099	4.00%, 5/1/43, Pool #Q18481	74,946
38,877	4.00%, 7/1/43, Pool #Q19597	42,810
45,852	4.00%, 10/1/43, Pool #Q22499	50,503
137,223	3.50%, 1/1/44, Pool #G60271	150,817
63,740	4.00%, 1/1/44, Pool #V80950	68,774
274,542	3.50%, 1/1/44, Pool #G07922	302,993
220,981	4.00%, 1/1/45, Pool #Q30720	239,471
164,039	4.00%, 2/1/45, Pool #G07949	182,299
39,860	3.50%, 3/1/45, Pool #Q32328	43,333
80,335	3.50%, 3/1/45, Pool #Q32008	87,333
44,301	3.50%, 3/1/45, Pool #Q31974	48,160
32,214	3.00%, 5/1/45, Pool #Q33468	34,708
213,702	3.50%, 5/1/45, Pool #Q33547	232,668
264,663	3.50%, 6/1/45, Pool #Q34164	288,126
284,399	3.50%, 6/1/45, Pool #Q34311	309,238
41,147	3.50%, 6/1/45, Pool #Q33791	44,788
182,451	3.00%, 6/1/45, Pool #Q34156	196,442
47,623	3.00%, 7/1/45, Pool #Q34759	51,600
14,708	3.00%, 7/1/45, Pool #Q34979	16,078
91,455	4.00%, 8/1/45, Pool #Q35845	101,373
17,233	4.00%, 9/1/45, Pool #Q37853	18,875
295,129	3.50%, 11/1/45, Pool #Q37467	320,839
10,973	4.00%, 11/1/45, Pool #Q38812	11,743
4,659	4.00%, 2/1/46, Pool #Q38879	5,139
15,803	4.00%, 2/1/46, Pool #Q38782	17,425
23,982	4.00%, 2/1/46, Pool #Q38783	26,191
54,984	4.00%, 4/1/46, Pool #V82292	60,514
11,056	4.00%, 4/1/46, Pool #Q39975	12,194
340,816	3.50%, 5/1/46, Pool #G60553	375,524
108,739	3.50%, 5/1/46, Pool #G60603	118,758
99,601	3.50%, 5/1/46, Pool #Q40647	108,094
298,299	3.50%, 9/1/46, Pool #Q43257	325,074
14,283	4.00%, 9/1/47, Pool #Q50433	15,758
18,483	4.00%, 10/1/47, Pool #Q51189	20,392
16,351	4.00%, 2/1/48, Pool #Q54192	17,669
215,905	3.50%, 3/1/48, Pool #G67710	233,159
284,231	4.00%, 5/1/48, Pool #Q55992	307,141
790,061	4.00%, 6/1/48, Pool #G67713	861,582
94,347	4.00%, 7/1/48, Pool #Q59935	104,029
216,307	3.50%, 5/1/49, Pool #Q63646	233,479
576,946	2.50%, 6/1/50, Pool #RA2645	610,846
695,760	2.50%, 11/1/50, Pool #SD7530	740,566

		17,647,258

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association (6.6%):
$225,720	2.50%, 6/1/29, Pool #MA3734	$235,915
91,983	2.50%, 9/1/31, Pool #AS8012	97,598
411,650	3.00%, 4/1/32, Pool #BD9809	435,530
203,063	3.00%, 9/1/32, Pool #BM5110	214,732
598,891	3.00%, 12/1/32, Pool #BM5345	635,654
558,466	2.50%, 12/1/32, Pool #CA3748	586,909
32,450	3.00%, 3/1/33, Pool #BM4614	35,043
42,126	3.00%, 5/1/33, Pool #AT3000	45,313
44,322	3.00%, 6/1/33, Pool #AT6090	47,608
223,393	3.00%, 7/1/33, Pool #MA1490	240,287
1,338	4.50%, 7/1/33, Pool #720240	1,502
3,221	4.50%, 7/1/33, Pool #729327	3,538
5,821	4.50%, 8/1/33, Pool #723124	6,531
13,966	4.50%, 8/1/33, Pool #726928	15,674
5,614	4.50%, 8/1/33, Pool #729713	6,300
4,181	4.50%, 8/1/33, Pool #727160	4,590
3,053	4.50%, 8/1/33, Pool #727029	3,418
9,679	4.50%, 8/1/33, Pool #726956	10,841
29,312	4.50%, 8/1/33, Pool #729380	32,875
22,887	4.50%, 9/1/33, Pool #727147	25,661
9,297	4.50%, 9/1/33, Pool #734922	10,426
1,266,543	3.00%, 11/1/33, Pool #BM5111	1,343,480
32,225	4.50%, 12/1/33, Pool #AL5321	36,132
34,761	3.50%, 1/1/34, Pool #AS1406	37,622
92,049	3.50%, 1/1/34, Pool #AS1611	99,570
12,389	3.50%, 1/1/34, Pool #AS1614	13,345
63,468	3.50%, 1/1/34, Pool #AS1612	68,668
641,967	2.50%, 6/1/34, Pool #BN7572	682,786
627,037	3.50%, 9/1/34, Pool #FM1577	678,099
426,170	3.50%, 9/1/34, Pool #FM1578	462,223
296,366	3.50%, 10/1/34, Pool #FM1579	316,100
27,167	6.00%, 10/1/34, Pool #AL2130	32,141
57,029	4.50%, 9/1/35, Pool #AB8198	63,948
522,317	6.00%, 5/1/36, Pool #745512	612,018
257,485	6.00%, 1/1/37, Pool #932030	300,419
48,521	6.00%, 3/1/37, Pool #889506	57,628
67,711	6.00%, 1/1/38, Pool #889371	81,275
196,948	5.00%, 2/1/38, Pool #310165	226,782
24,177	6.00%, 3/1/38, Pool #889219	29,020
12,353	6.00%, 7/1/38, Pool #889733	14,579
78,433	4.50%, 3/1/39, Pool #AB0051	87,907
371,318	4.50%, 4/1/39, Pool #AB0043	416,291
133,277	5.00%, 6/1/39, Pool #AL7550	153,665
349,283	5.00%, 6/1/39, Pool #AL7521	402,655
235,073	2.50%, 8/1/39, Pool #MA3761	247,558
35,065	4.50%, 11/1/39, Pool #AC5442	38,907
94,004	6.00%, 5/1/40, Pool #AL2129	112,911
51,024	4.00%, 12/1/40, Pool #AA4757	56,236
49,646	4.50%, 2/1/41, Pool #AH5580	55,972
7,603	6.00%, 1/1/42, Pool #AL2128	8,846
240,760	2.50%, 2/1/43, Pool #AB8465	253,926
58,078	4.00%, 10/1/43, Pool #BM1167	64,458
272,616	4.50%, 3/1/44, Pool #AL5082	303,822
279,732	5.00%, 11/1/44, Pool #AL7307	322,454
13,678	4.00%, 12/1/44, Pool #AY0045	15,016
27,287	4.00%, 12/1/44, Pool #AW9502	29,961

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$114,609	4.00%, 12/1/44, Pool #AX8459	$126,270
208,708	4.00%, 3/1/45, Pool #AL6541	232,437
72,316	3.00%, 5/1/45, Pool #AS4972	77,751
35,872	4.00%, 5/1/45, Pool #AZ1876	39,433
105,279	4.00%, 5/1/45, Pool #AZ1207	113,697
256,572	4.00%, 6/1/45, Pool #AY8096	277,011
35,905	5.00%, 6/1/45, Pool #AZ3448	42,110
46,959	4.00%, 6/1/45, Pool #AZ3341	51,622
25,661	4.00%, 6/1/45, Pool #AZ2719	28,208
92,554	4.00%, 6/1/45, Pool #AY8126	99,948
202,200	4.00%, 7/1/45, Pool #AZ0833	222,273
463,056	3.50%, 7/1/45, Pool #AZ0814	504,167
183,135	4.00%, 7/1/45, Pool #AZ1783	197,673
70,397	3.00%, 8/1/45, Pool #AZ8288	75,742
28,235	3.00%, 8/1/45, Pool #AZ3728	30,389
165,496	3.00%, 8/1/45, Pool #AS5634	177,932
90,896	4.00%, 10/1/45, Pool #AL7413	100,186
480,014	4.00%, 10/1/45, Pool #AL7593	529,153
34,566	4.00%, 11/1/45, Pool #AZ0560	37,310
66,674	4.00%, 12/1/45, Pool #BA6404	71,967
9,833	4.00%, 12/1/45, Pool #BC0997	10,614
38,440	4.00%, 12/1/45, Pool #AS6350	42,374
57,010	4.50%, 2/1/46, Pool #BM5199	63,580
780,330	4.00%, 2/1/46, Pool #BC1578	840,533
29,167	4.00%, 4/1/46, Pool #BC7809	31,496
31,280	4.00%, 4/1/46, Pool #BC3920	33,778
12,936	4.00%, 5/1/46, Pool #BC2276	14,177
427,831	3.50%, 5/1/46, Pool #BC0880	466,099
258,642	4.00%, 6/1/46, Pool #BC0960	278,597
403,066	4.00%, 6/1/46, Pool #AL9282	434,163
49,742	4.00%, 7/1/46, Pool #BC6148	53,580
168,580	4.00%, 7/1/46, Pool #BC1443	187,471
479,420	3.50%, 7/1/46, Pool #AL9515	522,644
73,141	4.00%, 8/1/46, Pool #BD1451	78,784
59,942	4.50%, 8/1/46, Pool #AL9111	66,457
52,833	4.00%, 9/1/46, Pool #BD1489	56,909
183,993	4.00%, 9/1/46, Pool #BC2843	204,636
29,065	4.00%, 10/1/46, Pool #BD7599	31,318
169,770	3.50%, 10/1/46, Pool #AL9285	179,322
552,659	3.50%, 12/1/46, Pool #BC9077	602,388
454,480	3.50%, 1/1/47, Pool #AL9776	492,643
99,120	3.50%, 2/1/47, Pool #BE5696	107,268
1,832,798	4.00%, 2/1/47, Pool #AL9779	2,021,203
827,979	4.50%, 2/1/47, Pool #AL9846	906,447
10,638	4.00%, 6/1/47, Pool #BH4269	11,672
52,292	3.00%, 8/1/49, Pool #CA4017	55,066
659,886	4.50%, 9/1/49, Pool #FM1534	734,437
160,619	3.50%, 11/1/49, Pool #CA4557	173,857
790,402	4.00%, 11/1/49, Pool #CA4628	862,559
195,851	3.00%, 2/1/50, Pool #CA5126	207,873
5,702,171	3.00%, 3/1/50, Pool #FM3241	6,064,261
442,515	2.50%, 8/1/50, Pool #SD0430	469,677

		29,763,527

Government National Mortgage Association (3.4%):
10,236	5.00%, 6/15/34, Pool #629493	11,617
4,360	5.00%, 3/15/38, Pool #676766	4,899

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$2,124	5.00%, 4/15/38, Pool #672672	$2,382
8,600	5.00%, 8/15/38, Pool #687818	9,661
73,860	5.00%, 1/15/39, Pool #705997	83,728
168,572	5.00%, 3/15/39, Pool #646746	191,189
915	5.00%, 3/15/39, Pool #697946	1,026
165,804	4.00%, 10/15/40, Pool #783143	180,784
46,646	4.00%, 10/20/40, Pool #G24833	51,233
139,309	4.00%, 1/20/41, Pool #4922	153,024
373,954	4.50%, 3/20/41, Pool #4978	411,894
270,895	4.00%, 5/20/41, Pool #5054	299,906
130,622	4.50%, 5/20/41, Pool #005055	143,697
118,402	4.50%, 6/15/41, Pool #366975	133,484
85,548	4.50%, 6/20/41, Pool #005082	94,225
310,105	4.00%, 10/20/41, Pool #5203	343,344
346,121	3.50%, 12/20/41, Pool #5258	378,776
605,685	4.00%, 1/20/42, Pool #5280	670,691
418,357	3.50%, 10/20/42, Pool #MA0462	457,173
293,343	3.00%, 12/20/42, Pool #AA5872	308,378
211,514	3.00%, 12/20/42, Pool #MA0624	225,297
37,296	3.00%, 1/20/43, Pool #MA0698	39,725
2,066,411	3.50%, 1/20/43, Pool #MA0699	2,242,542
462,540	3.50%, 2/20/43, Pool #MA0783	505,378
184,816	3.00%, 3/20/43, Pool #AA6146	193,350
58,417	3.50%, 3/20/43, Pool #AD8884	62,980
72,960	3.00%, 3/20/43, Pool #AD8812	76,651
24,538	3.50%, 4/20/43, Pool #AB9891	26,467
59,361	3.50%, 4/20/43, Pool #AD9075	63,994
377,182	3.50%, 4/20/43, Pool #783976	412,435
419,743	4.00%, 10/20/43, Pool #MA1376	462,079
5,933	4.00%, 7/20/44, Pool #MA2074	6,534
89,019	4.00%, 5/20/45, Pool #MA2893	96,920
140,835	4.00%, 8/20/45, Pool #MA3035	153,335
5,425	4.00%, 9/20/45, Pool #MA3106	5,907
5,630	4.00%, 10/20/45, Pool #MA3174	6,129
6,377	4.00%, 12/20/45, Pool #MA3311	6,943
6,312	4.00%, 1/20/46, Pool #MA3377	6,873
240,717	4.00%, 4/15/46, Pool #784232	265,300
19,628	3.50%, 5/20/46, Pool #AR9166	21,256
25,772	3.50%, 5/20/46, Pool #AS4272	27,907
382,197	4.00%, 5/20/46, Pool #MA3664	416,432
22,128	3.50%, 5/20/46, Pool #AR9028	23,957
29,379	3.50%, 6/20/46, Pool #AS4285	31,815
20,839	3.50%, 6/20/46, Pool #AT4134	22,561
258,869	3.50%, 6/20/46, Pool #MA3736	276,308
101,463	3.50%, 6/20/46, Pool #AT4139	109,897
143,461	3.50%, 7/20/46, Pool #MA3803	153,125
34,235	3.50%, 7/20/46, Pool #784391	36,868
25,636	3.00%, 10/20/46, Pool #MA4003	27,301
1,299,968	3.00%, 12/20/46, Pool #MA4126	1,384,397
148,538	4.00%, 1/15/47, Pool #AX5831	158,650
183,793	4.00%, 1/15/47, Pool #AX5857	196,305
410,881	3.00%, 1/20/47, Pool #MA4195	437,567
234,910	3.00%, 2/20/47, Pool #MA4261	249,796
55,809	4.00%, 3/20/47, Pool #MA4322	59,845
328,204	4.00%, 4/20/47, Pool #784304	350,279
836,585	4.50%, 4/20/47, Pool #MA4384	909,478

Shares or Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$57,409	4.00%, 4/20/47, Pool #MA4383	$61,560
303,359	4.00%, 4/20/47, Pool #784303	323,763
36,415	4.00%, 5/20/47, Pool #MA4452	39,048
517,550	4.50%, 6/20/47, Pool #MA4512	565,151
152,559	4.00%, 6/20/47, Pool #MA4511	165,763
144,501	4.00%, 4/20/48, Pool #BG7744	155,394
158,803	4.00%, 4/20/48, Pool #BG3507	170,770
50,000	3.00%, 2/20/50, TBA	52,312
149,673	3.50%, 11/20/50, Pool #MA6997	160,608
150,000	3.00%, 1/20/51, TBA	156,820
1,930	Class JA, Series 2015-H21, 2.50%, 6/20/65, Callable 4/20/21 @ 100	1,932

		15,536,815

Total U.S. Government Agency Mortgages (Cost $60,496,450)		62,947,600

U.S. Treasury Obligations (22.0%):
U.S. Treasury Bonds (7.7%):
2,566,000	1.13%, 5/15/40	2,436,096
11,313,000	3.00%, 2/15/47	14,802,353
6,105,100	1.38%, 8/15/50	5,716,854
12,313,000	1.63%, 11/15/50	12,262,978

		35,218,281

U.S. Treasury Inflation Index Bonds (1.3%):
3,463,209	0.75%, 2/15/45	4,467,620
87,145	1.00%, 2/15/46	118,818
1,055,465	1.00%, 2/15/49	1,486,901

		6,073,339

U.S. Treasury Inflation Index Notes (5.4%):
4,908,820	0.13%, 10/15/24	5,263,227
2,066,778	0.25%, 1/15/25	2,230,849
8,108,120	0.63%, 1/15/26	9,052,121
4,314,744	0.13%, 7/15/26	4,744,914
2,083,064	0.88%, 1/15/29	2,448,601
967,053	0.25%, 7/15/29	1,095,047

		24,834,759

U.S. Treasury Notes (7.6%):
2,034,000	2.13%, 7/31/24	2,172,566
19,438,000	0.25%, 7/31/25	19,380,292
3,535,600	1.63%, 9/30/26	3,768,729
3,500,000	0.63%, 11/30/27	3,499,453
1,980,000	0.63%, 12/31/27	1,977,834
4,125,000	0.88%, 11/15/30	4,110,820

		34,909,694

Total U.S. Treasury Obligations (Cost $98,742,721)		101,036,073

Short-Term Securities Held as Collateral for Securities on Loan (1.0%):
4,731,332	BlackRock Liquidity FedFund, Institutional Class , 0.38%(d)(e)	4,731,332

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $4,731,332)		4,731,332

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Shares or Principal Amount		Value
Unaffiliated Investment Companies (2.8%):
Money Markets (2.8%):
12,632,389	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(e)	12,632,389

Total Unaffiliated Investment Companies (Cost $12,632,389)		12,632,389

Total Investment Securities (Cost $437,967,910) — 100.8%(f)		462,768,795

Net other assets (liabilities) — (0.8)%		(3,470,943)

Net Assets — 100.0%		$459,297,852

Percentages indicated are based on net assets as of December 31, 2020.

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $4,575,373.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2020.

(c)	Defaulted bond.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(e)	The rate represents the effective yield at December 31, 2020.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-1.0%)

At December 31, 2020, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value
U.S. Government Agency Mortgages
Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.00%	1/25/50	$(3,600,000)	$(3,764,813)	$(3,771,563)
Federal National Mortgage Association, TBA	3.50%	1/25/51	(825,000)	(871,696)	(871,793)

				$(4,636,509)	$(4,643,356)

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Total Bond Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$437,967,910

Investment securities, at value(a)	$462,768,795
Cash	234,419
Interest and dividends receivable	3,436,392
Receivable for capital shares issued	11,409
Receivable for investments sold	259,424
Receivable for TBA investments sold	5,322,839
Prepaid expenses	2,481

Total Assets	472,035,759

Liabilities:
Payable for investments purchased	2,095,000
Payable for TBA investments purchased	896,643
Payable for capital shares redeemed	852
Payable for collateral received on loaned securities	4,731,332
Securities sold short (Proceeds received $4,636,509)	4,643,356
Interest payable on securities sold short	4,943
Manager fees payable	193,240
Administration fees payable	41,883
Distribution fees payable	91,863
Custodian fees payable	4,503
Administrative and compliance services fees payable	1,306
Transfer agent fees payable	1,886
Trustee fees payable	4,729
Other accrued liabilities	26,371

Total Liabilities	12,737,907

Net Assets	$459,297,852

Net Assets Consist of:
Paid in capital	$414,306,925
Total distributable earnings	44,990,927

Net Assets	$459,297,852

Class 1
Net Assets	$22,495,025
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,096,602
Net Asset Value (offering and redemption price per share)	$10.73

Class 2
Net Assets	$436,802,827
Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,480,284
Net Asset Value (offering and redemption price per share)	$11.06

(a)	Includes securities on loan of $4,575,373.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$15,307,463
Dividends	41,088
Income from securities lending	27,522

Total Investment Income	15,376,073

Expenses:
Manager fees	2,286,995
Administration fees	236,747
Distribution fees — Class 2	1,087,492
Custodian fees	21,059
Administrative and compliance services fees	8,094
Transfer agent fees	12,073
Trustee fees	27,531
Professional fees	22,546
Shareholder reports	26,612
Other expenses	9,695

Total expenses	3,738,844

Net Investment Income/(Loss)	11,637,229

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	16,862,609
Net realized gains/(losses) on securities held short	(65,187)
Change in net unrealized appreciation/depreciation on securities	9,276,471
Change in net unrealized appreciation/depreciation on securities held short	(6,062)

Net realized and Change in net unrealized gains/losses on investments	26,067,831

Change in Net Assets Resulting From Operations	$37,705,060

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$11,637,229	$14,785,027
Net realized gains/(losses) on investments	16,797,422	4,806,703
Change in unrealized appreciation/depreciation on investments	9,270,409	30,038,295

Change in net assets resulting from operations	37,705,060	49,630,025

Distributions to Shareholders:
Class 1	(814,539)	(762,762)
Class 2	(13,970,449)	(14,007,289)

Change in net assets resulting from distributions to shareholders	(14,784,988)	(14,770,051)

Capital Transactions:
Class 1
Proceeds from shares issued	921,431	2,473,032
Proceeds from dividends reinvested	814,539	762,762
Value of shares redeemed	(3,164,372)	(3,389,231)

Total Class 1 Shares	(1,428,402)	(153,437)

Class 2
Proceeds from shares issued	31,658,359	14,141,674
Proceeds from dividends reinvested	13,970,449	14,007,289
Value of shares redeemed	(101,509,337)	(69,635,789)

Total Class 2 Shares	(55,880,529)	(41,486,826)

Change in net assets resulting from capital transactions	(57,308,931)	(41,640,263)

Change in net assets	(34,388,859)	(6,780,289)
Net Assets:
Beginning of period	493,686,711	500,467,000

End of period	$459,297,852	$493,686,711

Share Transactions:
Class 1
Shares issued	87,272	246,124
Dividends reinvested	77,723	75,446
Shares redeemed	(306,567)	(335,189)

Total Class 1 Shares	(141,572)	(13,619)

Class 2
Shares issued	2,920,316	1,364,347
Dividends reinvested	1,292,363	1,345,561
Shares redeemed	(9,574,371)	(6,698,382)

Total Class 2 Shares	(5,361,692)	(3,988,474)

Change in shares	(5,503,264)	(4,002,093)

See accompanying notes to the financial statements.

25

AZL Fidelity Institutional Asset Management Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$10.20	$9.54	$9.96	$9.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.29 (a)	0.32 (a)	0.32	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	0.63	0.69	(0.42)	0.21	(0.47)

Total from Investment Activities	0.92	1.01	(0.10)	0.44	(0.23)

Distributions to Shareholders From:
Net Investment Income	(0.39)	(0.35)	(0.32)	(0.25)	—

Total Dividends	(0.39)	(0.35)	(0.32)	(0.25)	—

Net Asset Value, End of Period	$10.73	$10.20	$9.54	$9.96	$9.77

Total Return(b)	9.12%	10.57%	(1.00)%	4.55%	(2.30	)%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$22,495	$22,823	$21,476	$24,077	$25,981
Net Investment Income/(Loss)(d)	2.78%	3.17%	2.96%	2.23%	3.03%
Expenses Before Reductions(d)(e)	0.58%	0.57%	0.56%	0.56%	0.59%
Expenses Net of Reductions(d)	0.58%	0.57%	0.56%	0.56%	0.59%
Portfolio Turnover Rate(f)	71%	68%	38%	81%	119%

Class 2

Net Asset Value, Beginning of Period	$10.50	$9.81	$10.23	$10.05	$9.85

Investment Activities:
Net Investment Income/(Loss)	0.27 (a)	0.30 (a)	0.31	0.22	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	0.71	(0.44)	0.21	0.29

Total from Investment Activities	0.92	1.01	(0.13)	0.43	0.55

Distributions to Shareholders From:
Net Investment Income	(0.36)	(0.32)	(0.29)	(0.25)	(0.34)
Net Realized Gains	—	—	—	—	(0.01)

Total Dividends	(0.36)	(0.32)	(0.29)	(0.25)	(0.35)

Net Asset Value, End of Period	$11.06	$10.50	$9.81	$10.23	$10.05

Total Return(b)	8.84%	10.28%	(1.25)%	4.28%	5.51%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$436,803	$470,864	$478,991	$552,678	$568,216
Net Investment Income/(Loss)	2.53%	2.92%	2.71%	1.98%	3.06%
Expenses Before Reductions(e)	0.83%	0.82%	0.81%	0.81%	0.83%
Expenses Net of Reductions	0.83%	0.82%	0.81%	0.81%	0.83%
Portfolio Turnover Rate(f)	71%	68%	38%	81%	119%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

26

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

27

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,616 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,731,332 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2020, no collateral had been posted by the Fund to counterparties for TBAs.

28

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	0.50%	0.70%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $2,550 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-

29

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$544,507	$100,848	$—	$645,355
Warrants+	380	—	—	380
Asset Backed Securities	—	8,469,662	—	8,469,662
Collateralized Mortgage Obligations	—	32,135,039	—	32,135,039
Convertible Bonds	—	105,899	—	105,899
Bank Loans	—	245,390	—	245,390
Corporate Bonds+	—	176,815,855	—	176,815,855
Yankee Debt Obligations+	—	56,930,017	—	56,930,017
Municipal Bonds	—	6,073,804	—	6,073,804
U.S. Government Agency Mortgages	—	62,947,600	—	62,947,600
U.S. Treasury Obligations	—	101,036,073	—	101,036,073
Short-Term Securities Held as Collateral for Securities on Loan	4,731,332	—	—	4,731,332
Unaffiliated Investment Companies	12,632,389	—	—	12,632,389

Total Investment Securities	17,908,608	444,860,187	—	462,768,795

Securities Sold Short	—	(4,643,356)	—	(4,643,356)

Total Investments	$17,908,608	$440,216,831	$—	$458,125,439

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$317,650,184	$377,307,662

30

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

For the year ended December 31, 2020, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$195,818,606	$267,025,620

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

31

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2020

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $433,480,941. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,038,865
Unrealized (depreciation)	(4,394,367)

Net unrealized appreciation/(depreciation)	$24,644,498

During the year ended December 31, 2020, the Fund utilized $8,181,785 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,784,988	$—	$14,784,988

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.
The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,770,051	$—	$14,770,051

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Total Bond Fund	$13,753,867	$6,592,562	$—	$24,644,498	$44,990,927

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Total Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

33

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

34

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

35

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

36

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

37

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

38

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

39

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Gateway Fund

Annual Report

December 31, 2020

Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 9

Statement of Operations
Page 9

Statements of Changes in Net Assets
Page 10

Financial Highlights
Page 11

Notes to the Financial Statements
Page 12

Report of Independent Registered Public Accounting Firm
Page 17

Other Federal Income Tax Information
Page 18

Other Information
Page 19

Approval of Investment Advisory and Subadvisory Agreements
Page 20

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Gateway Fund (the “Fund”) returned 7.30%. That compared to a 18.40% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its low-volatility equity strategy, which seeks to reduce fluctuations in the portfolio’s value that may be caused by equity market volatility. In achieving its low-volatility objective, the Fund’s annualized standard deviation2 of daily returns for the year was 14.83% compared to 34.43% for the S&P 500 Index.*

The Fund seeks to capture a majority of long-term returns expected with equity market investments while also providing less risk. To accomplish this goal, the Fund invests in a diversified portfolio of common stocks. In addition, the Fund sells index call options to lower volatility and generate cash flow; the Fund then uses a portion of this cash flow to purchase index put options, which helps mitigate any sharp, sudden price declines in the equity portfolio.*

The strong absolute return of the S&P 500 in 2020 belies the economic and market turmoil wrought by the coronavirus (COVID-19) pandemic that emerged globally in the first quarter of 2020. Stocks began to decline in late February, and by March, the equity market experienced record-setting volatility and entered bear market territory faster than previous declines. The Chicago Board Options Exchange Market Volatility Index3 (the VIX) rose as high as 85.47 on March 18, just shy of its all-time intra-day high set in 2008. Meanwhile, the large swings in the stock market resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500 in March, the highest reading of monthly standard deviation in history.

Despite the unprecedented downturn, stocks rebounded strongly led by technology businesses geared toward helping individuals work, shop and find entertainment while at home. A resurgence of COVID-19 cases and election uncertainty later in the year triggered a brief reversal in stocks, but positive news around COVID-19 vaccines helped drive equities to strong gains to finish out the year.

The Fund underperformed its primary benchmark for the year while achieving its risk objective of exhibiting significantly less risk than the equity market. Throughout 2020, the Fund’s two-part option strategy delivered equity market participation when the market advanced and significant downside protection during declines. From January 1 until the pre-pandemic market high of February 19, the Fund returned 1.82%, underperforming the S&P 500 by 3.26%. When the equity market has a strong advance combined with below-average implied volatility levels, underperformance is expected as the risk-reducing option strategy generates losses that detract from the return of the Fund’s index-tracking equity portfolio.*

During the pandemic-driven bear market from February 19 to March 23, the Fund declined 15.85%, less than half the loss of its primary benchmark. Gains from its option strategy provided 17.94% of downside protection relative to the S&P 500 decline of 33.79%. However, during the market recovery period from March 23 to September 2, the Fund returned 20.27%, compared to 61.39% from the S&P 500. The Fund’s return differential was primarily due to losses from its option strategy, as the opportunity costs of hedging tend to exceed their benefit in such a sharply rising market. From September 2 through the end of the year, sustained implied volatility levels helped the Fund deliver strong market participation with a total return of 4.12% compared to the 5.45% total return for the S&P 500.*

The Fund employs equity index options as part of its low- volatility strategy. These derivatives, along with the Fund’s overall strategy worked as designed. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market. However, despite generating gains during market declines, the derivatives had an overall negative impact on the Fund’s return relative to its benchmark.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

[3]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near- term volatility conveyed by the S&P 500 Index options.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® Gateway Fund	7.30%	4.28%	5.41%	4.76%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index, an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Gateway Fund	$1,000.00	$1,099.40	$5.96	1.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Gateway Fund	$1,000.00	$1,019.46	$5.74	1.13%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	28.4%

Health Care	13.5

Consumer Discretionary	11.0

Communication Services	11.0

Financials	10.3

Industrials	8.8

Consumer Staples	6.5

Utilities	2.7

Materials	2.6

Energy	2.5

Real Estate	2.4

Total Common Stocks	99.7

Unaffiliated Investment Companies	3.7

Purchased Put Options	0.6

Total Investment Securities	104.0

Net other assets (liabilities)	(4.0)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks+ (99.7%):
Aerospace & Defense (1.5%):
2,986	Boeing Co. (The)	$639,183
961	HEICO Corp.	127,236
814	Huntington Ingalls Industries, Inc.	138,771
11,164	Raytheon Technologies Corp.	798,337
523	Teledyne Technologies, Inc.*	205,006
490	TransDigm Group, Inc.*	303,237

		2,211,770

Air Freight & Logistics (0.6%):
4,628	United Parcel Service, Inc., Class B	779,355
749	XPO Logistics, Inc.*	89,281

		868,636

Airlines (0.4%):
3,356	Alaska Air Group, Inc.	174,512
11,051	JetBlue Airways Corp.*	160,682
3,964	United Airlines Holdings, Inc.*	171,443

		506,637

Auto Components (0.1%):
725	Autoliv, Inc.	66,773
2,316	Cooper Tire & Rubber Co.	93,798

		160,571

Automobiles (0.3%):
41,730	Ford Motor Co.	366,807

Banks (3.8%):
5,229	Associated Banc-Corp.	89,154
60,052	Bank of America Corp.	1,820,176
13,280	Citigroup, Inc.	818,845
24,520	Huntington Bancshares, Inc.	309,688
18,450	JPMorgan Chase & Co.	2,344,442
2,161	Old National Bancorp	35,786
645	Signature Bank	87,262

		5,505,353

Beverages (1.5%):
7,943	Keurig Dr Pepper, Inc.	254,176
5,144	Monster Beverage Corp.*	475,717
9,633	PepsiCo, Inc.	1,428,574

		2,158,467

Biotechnology (2.0%):
9,808	AbbVie, Inc.	1,050,926
3,510	Amgen, Inc.	807,019
1,089	Biogen, Inc.*	266,653
342	Exact Sciences Corp.*	45,312
701	Ionis Pharmaceuticals, Inc.*	39,635
425	Seagen, Inc.*	74,435
2,292	Vertex Pharmaceuticals, Inc.*	541,691

		2,825,671

Building Products (0.3%):
7,167	Carrier Global Corp.	270,339
411	Lennox International, Inc.	112,602

		382,941

Capital Markets (2.1%):
9,504	Charles Schwab Corp. (The)	504,092
1,655	Eaton Vance Corp.	112,424
297	FactSet Research Systems, Inc.	98,753
4,979	Intercontinental Exchange, Inc.	574,029

Shares		Value
Common Stocks+, continued
Capital Markets, continued
10,272	Morgan Stanley	$703,940
843	MSCI, Inc.	376,425
2,177	S&P Global, Inc.	715,645

		3,085,308

Chemicals (1.6%):
1,642	Ashland Global Holdings, Inc.	130,046
2,085	Celanese Corp.	270,925
7,489	Corteva, Inc.	289,974
6,799	Dow, Inc.	377,344
2,818	Eastman Chemical Co.	282,589
638	Ingevity Corp.*	48,316
1,658	International Flavors & Fragrances, Inc.	180,457
3,473	LyondellBasell Industries NV, Class A	318,335
5,079	Mosaic Co. (The)	116,868
3,215	Olin Corp.	78,960
1,952	RPM International, Inc.	177,203
3,968	Valvoline, Inc.	91,820

		2,362,837

Commercial Services & Supplies (0.7%):
2,471	Copart, Inc.*	314,435
1,537	Waste Connections, Inc.	157,650
4,946	Waste Management, Inc.	583,282

		1,055,367

Communications Equipment (0.8%):
27,124	Cisco Systems, Inc.	1,213,799

Construction Materials (0.2%):
999	Martin Marietta Materials, Inc.	283,686

Consumer Finance (0.5%):
2,467	Ally Financial, Inc.	87,973
3,643	Discover Financial Services	329,801
10,369	Synchrony Financial	359,908

		777,682

Containers & Packaging (0.5%):
1,466	Avery Dennison Corp.	227,391
1,761	Crown Holdings, Inc.*	176,452
2,381	Sonoco Products Co.	141,074
5,265	WestRock Co.	229,186

		774,103

Distributors (0.2%):
2,162	Genuine Parts Co.	217,130

Diversified Consumer Services (0.1%):
1,395	Service Corp. International	68,495

Diversified Financial Services (1.8%):
10,482	Berkshire Hathaway, Inc., Class B*	2,430,462
2,624	Voya Financial, Inc.	154,317

		2,584,779

Diversified Telecommunication Services (1.9%):
42,138	AT&T, Inc.	1,211,889
11,942	CenturyLink, Inc.	116,435
2,408	Liberty Global plc, Series C*	56,949
22,948	Verizon Communications, Inc.	1,348,194

		2,733,467

See accompanying notes to the financial statements.

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks+, continued
Electric Utilities (1.4%):
6,552	Alliant Energy Corp.	$337,625
8,014	American Electric Power Co., Inc.	667,326
5,581	Edison International	350,598
3,822	Entergy Corp.	381,588
4,033	Evergy, Inc.	223,872
315	Hawaiian Electric Industries, Inc.	11,148
3,041	OGE Energy Corp.	96,886

		2,069,043

Electrical Equipment (0.8%):
3,986	Eaton Corp. plc	478,878
6,431	Emerson Electric Co.	516,859
1,005	Hubbell, Inc.	157,574

		1,153,311

Electronic Equipment, Instruments & Components (0.6%):
1,927	CDW Corp.	253,959
7,601	Corning, Inc.	273,636
1,235	Trimble, Inc.*	82,461
675	Zebra Technologies Corp., Class A*	259,423

		869,479

Energy Equipment & Services (0.3%):
7,885	Baker Hughes Co.	164,402
9,069	Halliburton Co.	171,404
3,411	Helmerich & Payne, Inc.	78,999

		414,805

Entertainment (2.2%):
1,649	Live Nation Entertainment, Inc.*	121,169
2,293	Netflix, Inc.*	1,239,894
133	Roku, Inc.*	44,159
9,625	Walt Disney Co. (The)*	1,743,857

		3,149,079

Equity Real Estate Investment Trusts (2.4%):
5,120	American Homes 4 Rent, Class A	153,600
2,800	American Tower Corp.	628,489
1,738	Camden Property Trust	173,661
2,507	CubeSmart	84,260
3,865	Douglas Emmett, Inc.	112,781
7,311	Duke Realty Corp.	292,222
2,920	Equity Lifestyle Properties, Inc.	185,011
2,018	Extra Space Storage, Inc.	233,805
5,209	Healthcare Realty Trust, Inc.	154,186
7,032	Invitation Homes, Inc.	208,850
2,919	Kilroy Realty Corp.	167,551
979	Mack-Cali Realty Corp.	12,198
9,086	Medical Properties Trust, Inc.	197,984
2,952	National Retail Properties, Inc.	120,796
3,803	Sabra Health Care REIT, Inc.	66,058
991	Sun Communities, Inc.	150,582
5,382	UDR, Inc.	206,830
3,362	Ventas, Inc.	164,872
1,790	WP Carey, Inc.	126,338

		3,440,074

Food & Staples Retailing (1.6%):
522	Casey’s General Stores, Inc.	93,240
2,804	Costco Wholesale Corp.	1,056,491
357	US Foods Holding Corp.*	11,892
8,278	Walmart, Inc.	1,193,273

		2,354,896

Shares		Value
Common Stocks+, continued
Food Products (0.8%):
1,909	Bunge, Ltd.	$125,192
1,936	Lamb Weston Holdings, Inc.	152,441
14,084	Mondelez International, Inc., Class A	823,491
890	Post Holdings, Inc.*	89,899

		1,191,023

Gas Utilities (0.1%):
1,421	National Fuel Gas Co.	58,446
2,933	UGI Corp.	102,537

		160,983

Health Care Equipment & Supplies (3.5%):
10,464	Abbott Laboratories	1,145,703
4,717	Baxter International, Inc.	378,492
12,853	Boston Scientific Corp.*	462,065
5,321	Edwards Lifesciences Corp.*	485,435
401	Insulet Corp.*	102,508
917	Intuitive Surgical, Inc.*	750,198
8,405	Medtronic plc	984,562
1,092	Steris plc	206,978
590	Teleflex, Inc.	242,826
971	West Pharmaceutical Services, Inc.	275,094

		5,033,861

Health Care Providers & Services (2.5%):
1,689	Anthem, Inc.	542,321
9,097	CVS Health Corp.	621,325
2,439	HCA Healthcare, Inc.	401,118
339	Molina Healthcare, Inc.*	72,099
5,302	UnitedHealth Group, Inc.	1,859,305
1,294	Universal Health Services, Inc., Class B	177,925

		3,674,093

Health Care Technology (0.1%):
696	Veeva Systems, Inc., Class A*	189,486

Hotels, Restaurants & Leisure (1.4%):
386	Domino’s Pizza, Inc.	148,016
3,134	Hilton Grand Vacations, Inc.*	98,251
3,409	Hilton Worldwide Holdings, Inc.	379,285
4,604	McDonald’s Corp.	987,927
1,415	Melco Resorts & Entertainment, Ltd., ADR	26,248
3,283	Restaurant Brands International, Inc.	200,767
248	Vail Resorts, Inc.	69,182
4,219	Wendy’s Co. (The)	92,480

		2,002,156

Household Durables (0.5%):
4,716	Lennar Corp., Class A	359,500
4,173	Newell Brands, Inc.	88,593
42	NVR, Inc.*	171,354
911	Toll Brothers, Inc.	39,601

		659,048

Household Products (1.5%):
15,567	Procter & Gamble Co. (The)	2,165,992

Industrial Conglomerates (1.3%):
4,143	3M Co.	724,155
5,394	Honeywell International, Inc.	1,147,304

		1,871,459

See accompanying notes to the financial statements.

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks+, continued
Insurance (2.0%):
12,113	Aflac, Inc.	$538,665
52	Alleghany Corp.	31,392
3,544	Allstate Corp. (The)	389,592
1,225	American Financial Group, Inc.	107,335
2,084	Aon plc, Class A	440,287
4,357	Arch Capital Group, Ltd.*	157,157
3,786	Arthur J. Gallagher & Co.	468,366
3,218	Brown & Brown, Inc.	152,565
1,551	Fidelity National Financial, Inc.	60,629
2,790	Lincoln National Corp.	140,365
208	Markel Corp.*	214,926
595	RenaissanceRe Holdings, Ltd.	98,663
4,833	Unum Group	110,869

		2,910,811

Interactive Media & Services (5.7%):
995	Alphabet, Inc., Class A*	1,743,877
1,852	Alphabet, Inc., Class C*	3,244,481
11,562	Facebook, Inc., Class A*	3,158,275
321	Match Group, Inc.*	48,532
307	Zillow Group, Inc., Class C*	39,849

		8,235,014

Internet & Direct Marketing Retail (5.0%):
2,017	Amazon.com, Inc.*	6,569,227
250	Booking Holdings, Inc.*	556,818
51	MercadoLibre, Inc.*	85,436

		7,211,481

IT Services (5.3%):
3,056	Automatic Data Processing, Inc.	538,467
229	Black Knight, Inc.*	20,232
217	Booz Allen Hamilton Holding Corp.	18,918
285	EPAM Systems, Inc.*	102,130
4,091	Fidelity National Information Services, Inc.	578,713
1,784	Leidos Holdings, Inc.	187,534
4,707	MasterCard, Inc., Class A	1,680,117
4,155	Paychex, Inc.	387,163
6,095	PayPal Holdings, Inc.*	1,427,449
93	Shopify, Inc., Class A*	105,271
317	Square, Inc., Class A*	68,992
177	Twilio, Inc., Class A*	59,915
1,705	VeriSign, Inc.*	368,962
9,497	Visa, Inc., Class A	2,077,278

		7,621,141

Leisure Products (0.0%†):
30	Polaris, Inc.	2,858

Life Sciences Tools & Services (1.1%):
1,025	Illumina, Inc.*	379,250
1,190	PRA Health Sciences, Inc.*	149,274
2,370	Thermo Fisher Scientific, Inc.	1,103,898

		1,632,422

Machinery (1.8%):
3,706	Caterpillar, Inc.	674,565
1,816	Cummins, Inc.	412,414
2,476	Deere & Co.	666,168
1,628	Parker Hannifin Corp.	443,483

Shares		Value
Common Stocks+, continued
Machinery, continued
2,461	Pentair plc	$130,654
904	Snap-On, Inc.	154,711
1,256	Timken Co.	97,164
292	Woodward, Inc.	35,487

		2,614,646

Media (1.2%):
24,863	Comcast Corp., Class A	1,302,822
681	Liberty Broadband Corp., Class C*	107,850
4,598	News Corp., Class B	81,706
1,962	Omnicom Group, Inc.	122,370
20,324	Sirius XM Holdings, Inc.	129,464

		1,744,212

Metals & Mining (0.3%):
2,376	Southern Copper Corp.	154,726
3,497	Steel Dynamics, Inc.	128,934
1,665	Worthington Industries, Inc.	85,481

		369,141

Mortgage Real Estate Investment Trusts (0.0%†):
2,648	Annaly Capital Management, Inc.	22,376

Multiline Retail (0.5%):
850	Nordstrom, Inc.	26,529
3,680	Target Corp.	649,630

		676,159

Multi-Utilities (1.2%):
5,290	Ameren Corp.	412,937
6,141	CenterPoint Energy, Inc.	132,891
5,076	Consolidated Edison, Inc.	366,843
6,779	Public Service Enterprise Group, Inc.	395,216
4,658	WEC Energy Group, Inc.	428,676

		1,736,563

Oil, Gas & Consumable Fuels (2.2%):
1,266	Cheniere Energy, Inc.*	75,998
11,092	Chevron Corp.	936,719
8,310	ConocoPhillips	332,317
23,756	Exxon Mobil Corp.	979,223
1,827	HollyFrontier Corp.	47,228
4,021	Marathon Petroleum Corp.	166,309
3,251	ONEOK, Inc.	124,773
4,030	Phillips 66	281,858
3,156	Valero Energy Corp.	178,535

		3,122,960

Personal Products (0.0%†):
555	Herbalife Nutrition, Ltd.*	26,668

Pharmaceuticals (4.2%):
13,307	Bristol-Myers Squibb Co.	825,433
4,471	Eli Lilly & Co.	754,884
33	Jazz Pharmaceuticals plc*	5,447
13,165	Johnson & Johnson	2,071,907
14,773	Merck & Co., Inc.	1,208,431
28,351	Pfizer, Inc.	1,043,600
9,294	Viatris, Inc.*	174,170

		6,083,872

See accompanying notes to the financial statements.

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks+, continued
Professional Services (0.3%):
198	CoStar Group, Inc.*	$183,007
983	ManpowerGroup, Inc.	88,647
2,063	TransUnion	204,691

		476,345

Road & Rail (1.0%):
466	Canadian Pacific Railway, Ltd.	161,558
7,907	CSX Corp.	717,559
1,447	J.B. Hunt Transport Services, Inc.	197,733
1,481	Lyft, Inc., Class A*	72,762
1,270	Old Dominion Freight Line, Inc.	247,879
1,047	Uber Technologies, Inc.*	53,397

		1,450,888

Semiconductors & Semiconductor Equipment (5.4%):
6,583	Advanced Micro Devices, Inc.*	603,727
3,443	Analog Devices, Inc.	508,634
2,321	Broadcom, Inc.	1,016,250
21,571	Intel Corp.	1,074,667
1,672	Marvell Technology Group, Ltd.	79,487
7,331	Micron Technology, Inc.*	551,145
3,123	NVIDIA Corp.	1,630,831
6,215	Qualcomm, Inc.	946,793
583	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	63,570
2,113	Teradyne, Inc.	253,328
6,503	Texas Instruments, Inc.	1,067,337

		7,795,769

Software (9.4%):
2,836	Adobe, Inc.*	1,418,340
3,804	Cadence Design Systems, Inc.*	518,980
1,595	Fortinet, Inc.*	236,905
36,657	Microsoft Corp.	8,153,249
2,319	Nuance Communications, Inc.*	102,245
12,235	Oracle Corp.	791,482
480	Palo Alto Networks, Inc.*	170,587
418	Paycom Software, Inc.*	189,041
849	PTC, Inc.*	101,549
4,637	salesforce.com, Inc.*	1,031,872
1,152	ServiceNow, Inc.*	634,095
466	SS&C Technologies Holdings, Inc.	33,902
453	Workday, Inc., Class A*	108,543
48	Zoom Video Communications, Inc., Class A*	16,191

		13,506,981

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks+, continued
Specialty Retail (2.3%):
2,295	American Eagle Outfitters, Inc.	$46,061
354	Burlington Stores, Inc.*	92,589
785	Foot Locker, Inc.	31,745
6,132	Home Depot, Inc. (The)	1,628,782
4,922	Lowe’s Cos., Inc.	790,030
1,012	Tiffany & Co.	133,027
8,679	TJX Cos., Inc. (The)	592,689

		3,314,923

Technology Hardware, Storage & Peripherals (7.1%):
75,695	Apple, Inc.	10,043,969
1,907	Dell Technologies, Inc., Class C*	139,764

		10,183,733

Textiles, Apparel & Luxury Goods (0.8%):
333	Lululemon Athletica, Inc.*	115,894
7,228	Nike, Inc., Class B	1,022,545

		1,138,439

Tobacco (1.0%):
13,916	Altria Group, Inc.	570,556
10,611	Philip Morris International, Inc.	878,485

		1,449,041

Trading Companies & Distributors (0.0%†):
601	GATX Corp.	49,991

Total Common Stocks (Cost $67,589,293)		143,918,728

Purchased Options (0.6%)^:
Total Purchased Options (Cost $1,611,972)		860,600

Unaffiliated Investment Companies (3.7%):
Money Markets (3.7%):
5,404,443	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(a)	5,404,443

Total Unaffiliated Investment Companies (Cost $5,404,443)		5,404,443

Total Investment Securities (Cost $74,605,708) — 104.0%(b)		150,183,771
Net other assets (liabilities) — (4.0)%		(5,800,511)

Net Assets — 100.0%		$144,383,260

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

†	Represents less than 0.05%.

^	See Options table below for more details.

(a)	The rate represents the effective yield at December 31, 2020.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2020

At December 31, 2020, the Fund’s exchange traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Put	3175.00 USD	2/19/21	58	$184,150	$82,360

S&P 500 Index	Put	3200.00 USD	2/19/21	39	124,800	60,060

S&P 500 Index	Put	3250.00 USD	2/19/21	39	126,750	70,395

S&P 500 Index	Put	3350.00 USD	2/19/21	39	130,650	98,280

S&P 500 Index	Put	3250.00 USD	3/19/21	39	126,750	140,205

S&P 500 Index	Put	3300.00 USD	3/19/21	58	191,400	238,090

S&P 500 Index	Put	3325.00 USD	3/19/21	39	129,675	171,210

Total (Cost $1,611,972)						$860,600

At December 31, 2020, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

S&P 500 Index	Call	3600.00 USD	1/15/21	42	$151,200	$(722,190)
S&P 500 Index	Call	3650.00 USD	1/15/21	42	153,300	(539,490)
S&P 500 Index	Call	3700.00 USD	1/15/21	43	159,100	(376,680)
S&P 500 Index	Call	3750.00 USD	1/15/21	42	157,500	(221,760)
S&P 500 Index	Call	3750.00 USD	1/29/21	42	157,500	(319,830)
S&P 500 Index	Call	3600.00 USD	2/19/21	42	151,200	(879,900)
S&P 500 Index	Call	3625.00 USD	2/19/21	42	152,250	(796,530)
S&P 500 Index	Call	3725.00 USD	2/19/21	42	156,450	(491,400)
S&P 500 Index	Call	3800.00 USD	3/19/21	42	159,600	(422,310)

Total (Premiums $3,730,041)						$(4,770,090)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Options Written

Value

Options Written	$(4,770,090)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$74,605,708

Investment securities, at value	$150,183,771
Interest and dividends receivable	108,509
Receivable for investments sold	405,197
Reclaims receivable	1,179
Prepaid expenses	774

Total Assets	150,699,430

Liabilities:
Payable for investments purchased	1,043,615
Payable for capital shares redeemed	354,082
Written Options (Premiums received $3,730,041)	4,770,090
Manager fees payable	97,625
Administration fees payable	10,996
Distribution fees payable	30,508
Custodian fees payable	1,758
Administrative and compliance services fees payable	299
Transfer agent fees payable	686
Trustee fees payable	1,084
Other accrued liabilities	5,427

Total Liabilities	6,316,170

Net Assets	$144,383,260

Net Assets Consist of:
Paid in capital	$89,191,408
Total distributable earnings	55,191,852

Net Assets	$144,383,260

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,880,476
Net Asset Value (offering and redemption price per share)	$14.61

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$2,508,401
Foreign withholding tax	(2,172)

Total Investment Income	2,506,229

Expenses:
Manager fees	1,116,223
Administration fees	63,649
Distribution fees	348,820
Custodian fees	8,588
Administrative and compliance services fees	2,260
Transfer agent fees	5,417
Trustee fees	7,653
Professional fees	6,331
Shareholder reports	5,725
Other expenses	3,216

Total expenses	1,567,882

Net Investment Income/(Loss)	938,347

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	19,521,844
Net realized gains/(losses) on written options contracts	(14,072,232)
Change in net unrealized appreciation/depreciation on securities	2,061,788
Change in net unrealized appreciation/depreciation on written options contracts	420,464

Net realized and Change in net unrealized gains/losses on investments	7,931,864

Change in Net Assets Resulting From Operations	$8,870,211

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$938,347	$1,536,335
Net realized gains/(losses) on investments	5,449,612	(16,196,484)
Change in unrealized appreciation/depreciation on investments	2,482,252	30,173,513

Change in net assets resulting from operations	8,870,211	15,513,364

Distributions to Shareholders:
Distributions	(1,474,529)	(1,477,781)

Change in net assets resulting from distributions to shareholders	(1,474,529)	(1,477,781)

Capital Transactions:
Proceeds from shares issued	18,152,814	4,817,499
Proceeds from dividends reinvested	1,474,529	1,477,781
Value of shares redeemed	(33,600,618)	(17,161,872)

Change in net assets resulting from capital transactions	(13,973,275)	(10,866,592)

Change in net assets	(6,577,593)	3,168,991
Net Assets:
Beginning of period	150,960,853	147,791,862

End of period	$144,383,260	$150,960,853

Share Transactions:
Shares issued	1,356,062	366,473
Dividends reinvested	106,005	111,784
Shares redeemed	(2,554,063)	(1,289,868)

Change in shares	(1,091,996)	(811,611)

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$13.76	$12.54	$13.32	$12.29	$11.96

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.13 (a)	0.18	0.12	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	0.91	1.22	(0.79)	1.04	0.40

Total from Investment Activities	1.00	1.35	(0.61)	1.16	0.57

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.13)	(0.17)	(0.13)	(0.24)

Total Dividends	(0.15)	(0.13)	(0.17)	(0.13)	(0.24)

Net Asset Value, End of Period	$14.61	$13.76	$12.54	$13.32	$12.29

Total Return(b)	7.30%	10.82%	(4.65)%	9.46%	4.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$144,383	$150,961	$147,792	$213,295	$178,951
Net Investment Income/(Loss)	0.67%	1.01%	0.93%	1.06%	1.19%
Expenses Before Reductions(c)	1.12%	1.11%	1.10%	1.10%	1.10%
Expenses Net of Reductions	1.12%	1.11%	1.10%	1.10%	1.10%
Portfolio Turnover Rate	30%	19%	9%	24%	20%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2020

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2020, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the year ended December 31, 2020, the monthly average notional amount for written options contracts was $1.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Options Contracts		$—	Written Options Contracts	$4,770,090

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$(14,072,232)	$420,464

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2020

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $766 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2020

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$143,918,728	$—	$—	$143,918,728
Purchased Options	860,600	—	—	860,600
Unaffiliated Investment Companies	5,404,443	—	—	5,404,443

Total Investment Securities	150,183,771	—	—	150,183,771

Other Financial Instruments:*
Written Options	(4,770,090)	—	—	(4,770,090)

Total Investments	$145,413,681	$—	$—	$145,413,681

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Gateway Fund	$41,143,226	$70,078,028

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2020

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $71,514,017. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$76,931,291
Unrealized (depreciation)	(3,031,627)

Net unrealized appreciation/(depreciation)	$73,899,664

As of the end of its tax year ended December 31, 2020, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2020, the Fund utilized $5,362,319 in CLCFs to offset capital gains.

CLCF’s not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Gateway Fund	$21,428,287	$—	$21,428,287

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$1,474,529	$—	$1,474,529

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$1,477,781	$—	$1,477,781

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Gateway Fund	$929,051	$—	$(21,428,287)	$75,691,088	$55,191,852

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of options contracts and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Gateway Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Gateway Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

17

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

18

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

19

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

20

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

21

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

23

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

24

Allianz Funds

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Government Money Market Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 6

Statement of Operations
Page 6

Statements of Changes in Net Assets
Page 7

Financial Highlights
Page 8

Notes to the Financial Statements
Page 9

Report of Independent Registered Public Accounting Firm
Page 13

Other Federal Income Tax Information
Page 14

Other Information
Page 15

Approval of Investment Advisory and Subadvisory Agreements
Page 16

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Government Money Market Fund (the “Fund”) returned 0.21%. That compared to a 0.36% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

The 12-month period began just after a four-month period of relative stability in bond markets. The Federal Open Market Committee’s (FOMC) target rate for the federal funds rate stood at 1.50% to 1.75% at the start of 2020, after a series of rate cuts in the summer and fall of 2019. However, the emerging coronavirus (COVID-19) crisis and resulting negative impacts on the global and American economies led the FOMC to take unprecedented action.

Starting on March 3rd, 2020, the FOMC cut the fed funds target rate by 0.5 percentage points, and then followed up with another cut, this time one percentage point, just two weeks later. In addition to bringing the target rate down to between 0.0% and 0.25%, the FOMC initiated additional efforts to support market functioning, including purchasing Treasuries and agency mortgage-backed securities. At the same time, President Trump signed into law a $2.2 trillion stimulus package in support of the American economy. In June, the Federal Reserve Board (the Fed) Chairman Powell stated that the FOMC had no intention of raising rates for the foreseeable future and would likely maintain an accommodative approach through at least 2023.

The speed at which the FOMC lowered rates in March surprised markets. The immediate response from investors led most of the Treasury yield curve below the one-year mark into negative territory. The Fund began the year focused on extending duration and minimizing reinvestment needs. This strategy benefited relative results through the first quarter following the FOMC’s rapid moves to lower rates and the resulting negative yields on the short end of the yield curve.*

The Fund’s relative results also benefited from a shift in strategy as the short end of the curve went negative. A focus on shorter duration securities, including favoring repurchase agreements and short-dated U.S. Treasury and government agency securities, added to results during this time. At the end of the first quarter, record U.S. Treasury Cash Management bill issuance provided a lift to yields across the curve. The Fund’s performance then benefited as managers switched their focus again, this time targeting longer durations. The higher yields available for securities with longer-term maturities helped the Fund’s performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing at least 99.5% of its total assets in cash, government securities (including U.S. Treasury bills, notes, and other obligations guaranteed as to principal and interest by the U.S. Government, its agencies, or instrumentalities), or repurchase agreements that are collateralized fully by cash or government securities.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Years
AZL® Government Money Market Fund	0.21%	0.87%	0.53%	0.27%
Three-Month U.S. Treasury Bill Index	0.36%	1.45%	1.12%	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.64%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.34% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2020

	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor is also permitted to waive its Rule 12b-1 fees during such periods. Such voluntary waivers may be discontinued or modified at any time without notice. There is no guarantee the Fund will be able to avoid a negative yield. Amounts waived, reimbursed or paid by the Manager and/ or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements.

The 7-day yield quotation is as of December 31, 2020 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Government Money Market Fund	$1,000.00	$1,000.00	$0.90	0.18%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Government Money Market Fund	$1,000.00	$1,024.23	$0.92	0.18%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Treasury Obligations	50.0%

Repurchase Agreements	28.3

U.S. Government Agency Mortgages	26.3

Total Investment Securities	104.6

Net other assets (liabilities)	(4.6)

Net Assets	100.0%

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages (26.3%):
Federal Farm Credit Bank (11.3%):

$990,000	0.32%(USBMMY3M+23bps), 1/1/21	$990,000
4,000,000	0.38%, 1/1/21	4,000,000
1,785,000	0.36%(USBMMY3M+26bps), 1/4/21	1,784,919
2,250,000	0.19%(SOFR+8bps), 1/4/21	2,250,000
2,230,000	0.18%(SOFR+10bps), 1/4/21	2,230,000
860,000	0.17%(SOFR+8bps), 1/4/21	860,000
4,065,000	0.28%(FEDL01+18bps), 1/4/21	4,064,377
685,000	0.22%(USBMMY3M+12bps), 1/5/21	684,945
1,280,000	0.34%(USBMMY3M+15bps), 1/5/21	1,278,793
2,000,000	0.20%(SOFR+11bps), 1/15/21	2,000,000
1,270,000	0.16%(US0001M ), 3/17/21	1,269,983
2,565,000	0.34%, 1/19/21(a)	2,564,564
570,000	0.89%, 1/20/21(a)	569,735
1,085,000	0.16%(US0001M+1bps), 1/28/21	1,084,913
2,255,000	0.43%, 2/12/21(a)	2,253,869
4,915,000	0.10%, 2/17/21(a)	4,914,358
2,000,000	0.17%, 3/11/21(a)	1,999,348
2,125,000	0.27%, 3/17/21(a)	2,123,805
4,915,000	0.11%, 4/26/21(a)	4,913,273
3,015,000	0.19%, 6/1/21(a)	3,012,597
2,355,000	0.11%, 6/30/21(a)	2,353,705
5,030,000	0.15%, 7/1/21(a)	5,026,207
1,500,000	0.31%(US0001M+16bps), 7/1/21	1,500,000
480,000	0.26%(US0001M+11bps), 7/9/21	480,000
370,000	0.28%(US0001M+13bps), 10/8/21	370,000
535,000	0.26%(US0001M+11bps), 11/12/21	535,000
880,000	0.28%(SOFR+19bps), 11/18/21	880,000
1,415,000	0.10%, 12/2/21(a)	1,413,683
1,955,000	0.27%(SOFR+18bps), 1/14/22	1,955,000
3,000,000	0.16%(SOFR+5bps), 5/5/22	2,999,816
1,475,000	0.28%(SOFR+19bps), 7/14/22	1,475,000
1,845,000	0.18%(SOFR+9bps), 10/7/22	1,845,000
2,705,000	0.19%(SOFR+8bps), 11/3/22	2,705,000

		68,387,890

Federal Home Loan Bank (12.0%):

515,000	0.16%, 1/4/21(a)	514,993
1,040,000	0.20%(SOFR+11bps), 1/4/21	1,040,000
1,180,000	0.17%(SOFR+8bps), 1/4/21	1,180,000
4,020,000	0.15%(SOFR+4bps), 1/4/21	4,019,927
1,600,000	0.06%(US0003M-17bps), 1/8/21	1,600,000
4,490,000	0.10%, 1/15/21(a)	4,489,819
3,390,000	0.10%, 1/20/21(a)	3,389,821
670,000	0.14%(SOFR+5bps), 1/22/21	670,000
2,165,000	0.08%, 2/17/21(a)	2,164,774
5,085,000	0.11%(US0001M-3bps), 2/24/21	5,085,021
1,915,000	0.20%(SOFR+12bps), 3/12/21	1,915,000
4,930,000	0.08%, 3/17/21(a)	4,929,189
3,305,000	0.09%, 3/19/21(a)	3,304,392
2,165,000	0.09%, 3/24/21(a)	2,164,561
3,535,000	0.14%(US0001M-1bps), 4/5/21	3,535,000
2,090,000	0.26%(SOFR+17bps), 4/9/21	2,090,000
1,785,000	0.16%(US0001M-2bps), 4/27/21	1,784,836
2,940,000	0.20%, 4/29/21(a)	2,938,073
1,310,000	0.12%(SOFR+1bps), 5/3/21	1,310,000
5,680,000	0.25%(SOFR+16bps), 5/7/21	5,680,000
3,865,000	0.17%, 5/13/21	3,864,966
975,000	0.10%, 5/19/21(a)	974,630

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Bank, continued
$2,150,000	0.20%, 6/11/21(a)	$2,148,077
3,180,000	0.21%, 6/17/21	3,179,886
1,420,000	0.17%(SOFR+8bps), 7/8/21	1,420,000
945,000	0.17%(SOFR+8bps), 7/23/21	945,000
3,230,000	0.17%(SOFR+9bps), 9/10/21	3,230,000
2,585,000	0.21%(SOFR+12bps), 2/28/22	2,585,000
885,000	0.18%(SOFR+7bps), 4/28/22	885,000

		73,037,965

Federal Home Loan Mortgage Corporation (1.9%):

3,070,000	0.41%(SOFR+32bps), 9/23/21	3,070,000
4,115,000	0.41%(SOFR+12bps), 6/4/21	4,111,466
815,000	0.14%, 8/12/21	819,912
2,275,000	0.27%(SOFR+18bps), 12/13/21	2,275,000
1,535,000	0.16%(SOFR+7bps), 11/10/22	1,535,000

		11,811,378

Federal National Mortgage Association (1.1%):
1,110,000	0.14%, 10/7/21	1,120,459
2,685,000	0.44%(SOFR+35bps), 4/7/22	2,685,000
2,935,000	0.48%(SOFR+39bps), 4/15/22	2,935,000

		6,740,459

Total U.S. Government Agency Mortgages (Cost $159,977,692)		159,977,692

U.S. Treasury Obligations (50.0%):
U.S. Treasury Notes (1.1%):
760,000	2.00%, 1/15/21	760,474
370,000	0.31%(USBMMY3M+14bps), 4/30/21	369,898
4,000,000	0.32%(USBMMY3M+22bps), 7/31/21	4,000,000
1,410,000	0.34%(USBMMY3M+30bps), 10/31/21	1,410,695

		6,541,067

U.S. Treasury Bills (48.9%):
28,275,000	0.08%, 1/5/21(a)	28,274,760
38,000,000	0.02%, 1/7/21(a)	37,999,164
21,000,000	0.09%, 1/12/21(a)	20,999,423
6,439,000	0.07%, 1/21/21(a)	6,438,750
4,275,000	0.06%, 1/28/21(a)	4,274,679
12,710,000	0.11%, 2/2/21(a)	12,708,757
7,603,000	0.10%, 2/9/21(a)	7,602,176
10,000,000	0.12%, 2/16/21(a)	9,998,467
16,240,000	0.10%, 2/23/21(a)	16,237,506
5,000,000	0.18%, 2/25/21(a)	4,998,625
28,000,000	0.09%, 3/2/21(a)	27,996,298
20,000,000	0.10%, 3/4/21(a)	19,996,556
16,000,000	0.09%, 3/9/21(a)	15,997,320
20,000,000	0.11%, 4/29/21(a)	19,992,789
10,000,000	0.11%, 5/6/21(a)	9,996,181
2,019,200	0.09%, 5/11/21(a)	2,018,544
11,335,000	0.10%, 5/20/21(a)	11,329,816
5,952,000	0.09%, 6/24/21(a)	5,949,411
4,037,800	0.14%, 11/4/21(a)	4,033,151
15,544,000	0.12%, 12/2/21(a)	15,527,531
15,000,000	0.11%, 12/30/21(a)	14,983,363

		297,353,267

Total U.S. Treasury Obligations (Cost $303,894,334)		303,894,334

See accompanying notes to the financial statements.

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Repurchase Agreements (28.3%):
$25,000,000	Bank of Nova Scotia, 0.06%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $25,000,167, Collateralized by U.S. Treasury Obligations, 0.00% - 7.88%, 2/15/21 - 2/15/48, fair value of $25,500,170)	$25,000,000
18,000,000	BNP Paribas, 0.08%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $18,000,160, Collateralized by U.S. Government Agency Obligations, 0.00% - 6.00%, 3/25/21 - 6/20/50, fair value of $18,369,668)	18,000,000
25,000,000	Citigroup Global Markets, 0.08%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $25,000,222, Collateralized by U.S. Government Agency Obligations, 4.00% - 5.50%, 5/20/49, fair value of $25,500,822)	25,000,000
20,000,000	Mitsubishu UFJ Securities USA, Inc., 0.05%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $20,000,111, Collateralized by U.S. Treasury Obligations, 0.00% - 4.38%, 1/12/21 - 5/15/40, fair value of $20,400,000)	20,000,000
15,000,000	Natixis S.A., 0.06%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $15,000,100, Collateralized by U.S. Treasury Obligations, 0.00% - 2.88%, 3/4/21 - 11/15/49, fair value of $15,300,008)	15,000,000

Principal Amount		Value
Repurchase Agreements, continued
$15,000,000	Natixis S.A., 0.08%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $15,000,133, Collateralized by U.S. Government Agency Obligations, 0.00% - 5.38%, 3/4/21 - 6/20/50, fair value of $15,444,397)	$15,000,000
25,000,000	Toronto Dominion Bank NY, 0.05%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $25,000,139, Collateralized by U.S. Treasury Notes, 1.38% - 2.00%, 1/31/22 - 10/31/22, fair value of $25,500,059)	25,000,000
29,000,000	Toronto Dominion Bank NY, 0.07%, 1/4/21, (Purchased on 12/31/20, proceeds at maturity $29,000,226, Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, 5/20/46 - 3/20/49, fair value of $29,580,000)	29,000,000

Total Repurchase Agreements (Cost $172,000,000)		172,000,000

Total Investment Securities (Cost $635,872,026) — 104.6%(b)		635,872,026
Net other assets (liabilities) — (4.6)%		(27,801,560)

Net Assets — 100.0%		$608,070,466

Percentages indicated are based on net assets as of December 31, 2020.

FEDL01—Effective Federal Fund Rate

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USBMMY3M—3 Month Treasury Bill Rate

(a)	The rate represents the effective yield at December 31, 2020.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$463,872,026

Investment securities, at value	$463,872,026
Repurchase agreements, at value/cost	172,000,000
Cash	251,308
Interest and dividends receivable	49,012
Receivable from Manager	89,496
Prepaid expenses	3,195

Total Assets	636,265,037

Liabilities:
Payable for investments purchased	27,996,298
Administration fees payable	34,730
Distribution fees payable	121,879
Custodian fees payable	3,875
Administrative and compliance services fees payable	1,655
Transfer agent fees payable	971
Trustee fees payable	5,994
Other accrued liabilities	29,169

Total Liabilities	28,194,571

Net Assets	$608,070,466

Net Assets Consist of:
Paid in capital	$608,065,553
Total distributable earnings	4,913

Net Assets	$608,070,466

Shares of beneficial interest (unlimited number of shares authorized, no par value)	608,065,675
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$2,707,190

Total Investment Income	2,707,190

Expenses:
Manager fees	1,786,868
Administration fees	169,972
Distribution fees	1,276,340
Custodian fees	14,322
Administrative and compliance services fees	7,853
Transfer agent fees	5,775
Trustee fees	28,672
Professional fees	25,129
Shareholder reports	24,505
Other expenses	9,334

Total expenses before reductions	3,348,770
Less expenses voluntarily waived/reimbursed by the Manager	(1,550,195)

Net expenses	1,798,575

Net Investment Income/(Loss)	908,615

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	3,042

Net realized and Change in net unrealized gains/losses on investments	3,042

Change in Net Assets Resulting From Operations	$911,657

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$908,615	$6,138,006
Net realized gains/(losses) on investments	3,042	1,873

Change in net assets resulting from operations	911,657	6,139,879

Distributions to Shareholders:
Distributions	(908,616)	(6,138,916)

Change in net assets resulting from distributions to shareholders	(908,616)	(6,138,916)

Capital Transactions:
Proceeds from shares issued	808,011,798	514,742,474
Proceeds from dividends reinvested	908,615	6,138,917
Value of shares redeemed	(682,376,967)	(492,533,087)

Change in net assets resulting from capital transactions	126,543,446	28,348,304

Change in net assets	126,546,487	28,349,267
Net Assets:
Beginning of period	481,523,979	453,174,712

End of period	$608,070,466	$481,523,979

Share Transactions:
Shares issued	808,011,797	514,742,475
Dividends reinvested	908,614	6,138,917
Shares redeemed	(682,376,967)	(492,533,087)

Change in shares	126,543,444	28,348,305

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020		2019	2018	2017		2016

Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—	(a)(b)	0.01 (b)	0.01	—	(a)	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	— (a)	— (a)	—	(a)	—	(a)

Total from Investment Activities	—	(a)	0.01	0.01	—		—

Distributions to Shareholders From:
Net Investment Income	—	(a)	(0.01)	(0.01)	—	(a)	—
Net Realized Gains	—		— (a)	—	—	(a)	—	(a)

Total Dividends	—	(a)	(0.01)	(0.01)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return(c)	0.21%		1.39%	1.01%	0.05%		0.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$608,070		$481,524	$453,175	$490,632		$663,004
Net Investment Income/(Loss)	0.18%		1.37%	1.00%	0.04%		—
Expenses Before Reductions(d)	0.66%		0.88%	0.87%	0.87%		0.65%
Expenses Net of Reductions	0.35	%(e)	0.87%	0.87%	0.87%		0.44	%(e)

(a)	Represents less than $0.005.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2020

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Government Money Market Fund	0.35%	0.87%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.34% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily yield for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. Such voluntary waivers may be discontinued or modified at any time without notice. There is no guarantee the Fund will avoid a negative yield. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2020 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

At December 31, 2020, the reimbursements of voluntary minimum daily yield waivers subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2023	Total

AZL Government Money Market Fund	$1,499,146	$1,499,146

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

10

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2020

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $2,688 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Fund, which operates as a government money market fund, is eligible and has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Government Agency Mortgages	$—	$159,977,692	$—	$159,977,692
U.S. Treasury Obligations	—	303,894,334	—	303,894,334
Repurchase Agreements	—	172,000,000	—	172,000,000

Total Investments	$—	$635,872,026	$—	$635,872,026

5. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Repurchase Agreement Risk: The Fund may invest in repurchase agreements as a principal strategy. There is a potential for loss to the Fund if the seller defaults and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. It is possible the fair value of the collateral securities could decline in value during the period in which the Fund seeks to assert its rights.

6. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives.

11

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2020

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $635,872,026. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$908,616	$—	$908,616

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$6,138,916	$—	$6,138,916

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

AZL Government Money Market Fund	$4,913	$—	$—	$—	$4,913

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Government Money Market Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $1,872.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission each month on Form N-MFP. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on its website.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

16

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

17

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

19

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® International Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® International Index Fund (Class 2 Shares) (the “Fund”) returned 7.40%. That compared to a 8.28% total return for its benchmark, the MSCI EAFE Index1.

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets. It is an unmanaged, market capitalization-weighted index comprising stocks of large-and mid-cap stocks across developed markets in Europe, Australasia, and the Far East.*

The first quarter saw mixed results among developed non-U.S. markets, as represented by the MSCI EAFE Index. Within the Asia-Pacific region, Japan outperformed its peers over the first quarter, while Singapore and Australia suffered from record drawdowns on coronavirus (COVID-19) fears. On continental Europe, Italy and Spain were among the worst performers as the COVID-19 outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region, weighing on the index. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region showed a significant negative impact as export orders sharply declined. In the U.K., business sentiment improved in the first two months before the spread of COVID-19 started to rattle its economy.

In the second quarter, developed markets advanced (in U.S. dollar terms) amid strong fiscal and monetary stimulus, combined with the reopening of economies. The European Central Bank (ECB) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allowed the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance sheet. On continental Europe, Germany outperformed with stronger government support while Italy, Switzerland and Spain lagged. Meanwhile, the U.K. underperformed the region. In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on COVID-19 fears in the previous quarter. Hong Kong and Singapore underperformed in the region.

The third quarter saw continued recovery but at a slower pace than the previous quarter. Easing restrictions and supportive fiscal and monetary policies helped the market recovery in the third quarter despite a decline in September on signs of a third wave of COVID-19 infections. The ECB kept its quantitative easing policies unchanged despite rising concerns around inflation and debt levels in the eurozone. The low inflation rate, euro appreciation, and signs of a slower recovery pushed the ECB to consider adjusting its policies in the fourth quarter to tackle the low inflation rate.

The fourth quarter saw a rally in equity prices despite negative performance over October. The Index posted strong returns despite rising numbers of COVID-19 cases in Europe and reports of the newly discovered strain of the virus in the U.K. Additionally, the victory by the Biden-Harris ticket in the U.S. presidential elections caused market participants to forecast decreased trade tensions between the U.S. and its counterparties, along with more stable global policies. Positive news around COVID-19 vaccines also reinforced the performance of the developed equity markets.

Most sectors within the EAFE Index posted positive returns over the quarter. The information technology, materials, and consumer discretionary sectors were the top performers, while the energy sector lagged the most. Real estate and financial stocks were also among the lowest performers.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2020.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® International Index Fund (Class 1 Shares)	10/17/16	7.66%	4.13%	—	—	8.73%

AZL® International Index Fund (Class 2 Shares)	5/1/09	7.40%	3.89%	7.02%	4.96%	7.45%

MSCI EAFE Index (gross of withholding taxes)	5/1/09	8.28%	4.79%	7.97%	6.00%	8.66%

MSCI EAFE Index (net of withholding taxes)	5/1/09	7.82%	4.28%	7.45%	5.51%	8.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® International Index Fund (Class 1 Shares)	0.44%

AZL® International Index Fund (Class 2 Shares)	0.69%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL International Index Fund, Class 1	$1,000.00	$1,213.50	$2.56	0.46%

AZL International Index Fund, Class 2	$1,000.00	$1,212.70	$3.95	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL International Index Fund, Class 1	$1,000.00	$1,022.82	$2.34	0.46%

AZL International Index Fund, Class 2	$1,000.00	$1,021.57	$3.61	0.71%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Japan	25.2%

United Kingdom	13.0

France	10.3

Switzerland	9.8

Germany	9.3

Australia	7.2

Netherlands	4.6

Sweden	3.2

Hong Kong	3.1

Denmark	2.5

All other countries	11.2

Total Common and Preferred Stocks	99.4

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	99.8

Net other assets (liabilities)	0.2

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.0%):
Aerospace & Defense (1.1%):
58,785	Airbus SE*	$6,456,670
319,662	BAE Systems plc	2,137,658
260	Dassault Aviation SA*	285,184
2,648	Elbit Systems, Ltd.	349,187
5,260	MTU Aero Engines AG	1,370,320
861,278	Rolls-Royce Holdings plc*	1,311,096
32,466	Safran SA*	4,603,752
151,200	Singapore Technologies Engineering, Ltd.	436,651
10,518	Thales SA	963,355

		17,913,873

Air Freight & Logistics (0.4%):
80,642	Bollore, Inc.	333,433
98,953	Deutsche Post AG	4,896,330
31,600	SG Holdings Co., Ltd.	862,746
29,800	Yamato Holdings Co., Ltd.	761,313

		6,853,822

Airlines (0.1%):
11,500	ANA Holdings, Inc.	254,292
24,510	Deutsche Lufthansa AG, Registered Shares*^	323,895
11,770	Japan Airlines Co., Ltd.*	228,064
83,673	Qantas Airways, Ltd.	313,223
131,950	Singapore Airlines, Ltd.*	426,590

		1,546,064

Auto Components (0.9%):
17,400	Aisin Sieki Co., Ltd.	522,993
53,800	Bridgestone Corp.	1,767,535
16,997	Compagnie Generale des Establissements Michelin SCA, Class B	2,181,096
10,935	Continental AG	1,620,130
43,100	Denso Corp.	2,566,513
7,093	Faurecia SA*	363,585
10,300	Koito Manufacturing Co., Ltd.	700,640
15,600	NGK Spark Plug Co., Ltd.	267,124
12,500	Stanley Electric Co., Ltd.	403,435
74,500	Sumitomo Electric Industries, Ltd.	988,435
7,200	Toyoda Gosei Co., Ltd.	209,328
14,800	Toyota Industries Corp.	1,176,545
22,427	Valeo SA	885,615
184,000	Xinyi Glass Holdings, Ltd.	514,933

		14,167,907

Automobiles (2.7%):
33,477	Bayerische Motoren Werke AG (BMW)	2,954,505
86,083	Daimler AG, Registered Shares	6,077,702
12,558	Ferrari NV	2,903,575
110,317	Fiat Chrysler Automobiles NV*	1,972,428
163,500	Honda Motor Co., Ltd.	4,566,930
57,100	Isuzu Motors, Ltd.	543,702
55,200	Mazda Motor Corp.	371,357
226,900	Nissan Motor Co., Ltd.*	1,234,572
58,744	PSA Peugeot Citroen SA*	1,607,449
18,706	Renault SA*	818,397
62,200	Subaru Corp.	1,246,517
37,400	Suzuki Motor Corp.	1,736,616
213,266	Toyota Motor Corp.	16,355,390
3,119	Volkswagen AG	648,237

Shares		Value
Common Stocks, continued
Automobiles, continued
28,200	Yamaha Motor Co., Ltd.	$576,717

		43,614,094

Banks (7.8%):
44,661	ABN AMRO Group NV*	438,050
283,523	Australia & New Zealand Banking Group, Ltd.	4,967,280
675,914	Banco Bilbao Vizcaya Argentaria SA	3,312,966
1,744,001	Banco Santander SA	5,414,218
108,854	Bank Hapoalim BM	747,704
147,597	Bank Leumi Le-Israel Corp.	871,988
128,600	Bank of East Asia, Ltd. (The)^	275,650
5,200	Bank of Kyoto, Ltd. (The)	272,292
3,273	Banque Cantonale Vaudois, Registered Shares	356,032
1,755,775	Barclays plc	3,523,328
112,150	BNP Paribas SA*	5,914,505
369,500	BOC Hong Kong Holdings, Ltd.	1,122,952
343,332	CaixaBank SA	882,174
50,300	Chiba Bank, Ltd. (The)	277,442
94,831	Commerzbank AG*	610,150
176,953	Commonwealth Bank of Australia	11,211,213
113,100	Concordia Financial Group, Ltd.	401,216
115,390	Credit Agricole SA	1,456,884
70,631	Danske Bank A/S	1,171,499
182,100	DBS Group Holdings, Ltd.	3,445,182
96,478	DNB ASA*	1,902,501
28,120	Erste Group Bank AG*	848,841
59,370	Finecobank Banca Fineco SpA*	968,772
16,300	Fukuoka Financial Group, Inc.	292,205
77,000	Hang Seng Bank, Ltd.	1,330,550
2,050,019	HSBC Holdings plc	10,694,833
390,454	ING Groep NV*	3,698,440
1,665,984	Intesa Sanpaolo SpA*	3,886,304
117,795	Isreal Discount Bank	454,864
39,400	Japan Post Bank Co., Ltd.	325,533
25,445	KBC Group NV*	1,783,143
7,159,188	Lloyds Banking Group plc*	3,608,289
61,717	Mediobanca SpA*	563,992
1,220,600	Mitsubishi UFJ Financial Group, Inc.	5,406,370
15,515	Mizrahi Tefahot Bank, Ltd.	359,932
240,663	Mizuho Financial Group, Inc.	3,068,200
329,251	National Australia Bank, Ltd.	5,743,107
474,367	Natwest Group plc	1,096,943
327,917	Nordea Bank AB*	2,678,882
341,299	Oversea-Chinese Banking Corp., Ltd.	2,595,388
13,355	Raiffeisen International Bank-Holding AG*	269,692
209,987	Resona Holdings, Inc.	739,537
14,600	Shinsei Bank, Ltd.	181,208
41,100	Shizuoka Bank, Ltd. (The)	302,795
158,897	Skandinaviska Enskilda Banken AB, Class A*	1,631,900
81,956	Societe Generale	1,707,108
265,156	Standard Chartered plc	1,700,015
131,769	Sumitomo Mitsui Financial Group, Inc.	4,077,933
34,103	Sumitomo Mitsui Trust Holdings, Inc.	1,057,604
158,850	Svenska Handelsbanken AB, Class A*	1,594,586
92,422	Swedbank AB, Class A*	1,625,717
214,918	Unicredit SpA	1,988,562
118,773	United Overseas Bank, Ltd.	2,028,144

See accompanying notes to the financial statements.

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
359,776	Westpac Banking Corp.	$5,366,982

		122,251,597

Beverages (2.1%):
76,718	Anheuser-Busch InBev NV	5,360,559
45,200	Asahi Breweries, Ltd.	1,863,342
164,100	Budweiser Brewing Co. APAC, Ltd.	542,497
10,239	Carlsberg A/S, Class B	1,641,767
48,245	Coca-Cola Amatil, Ltd.	481,060
14,800	Coca-Cola Bottlers Japan Holdings, Inc.	231,270
20,200	Coca-Cola European Partners plc	975,211
21,123	Coca-Cola HBC AG	686,907
58,641	David Campari-Milano NV	670,669
235,274	Diageo plc	9,296,903
11,133	Heineken Holding NV	1,048,534
26,285	Heineken NV	2,930,923
5,800	ITO EN, Ltd.	367,053
84,200	Kirin Holdings Co., Ltd.	1,988,291
21,247	Pernod Ricard SA	4,072,278
2,253	Remy Cointreau SA	418,692
14,400	Suntory Beverage & Food, Ltd.	509,742
69,034	Treasury Wine Estates, Ltd.	500,675

		33,586,373

Biotechnology (1.0%):
4,376	Argenx SE*	1,289,776
45,736	CSL, Ltd.	9,991,743
4,569	Galapagos NV*	449,523
6,547	Genmab A/S*	2,648,576
31,104	Grifols SA^	907,913
9,300	Peptidream, Inc.*	472,727

		15,760,258

Building Products (1.1%):
18,700	AGC, Inc.	653,168
100,719	ASSA Abloy AB, Class B	2,478,472
52,533	Compagnie de Saint-Gobain SA*	2,408,490
24,900	Daikin Industries, Ltd.	5,546,454
3,691	Geberit AG, Registered Shares	2,310,150
15,524	Kingspan Group plc*	1,089,651
28,100	Lixil Corp.	610,403
30,973	Nibe Industrier AB, Class B	1,017,537
817	ROCKWOOL International A/S, Class B	305,979
13,900	TOTO, Ltd.	836,609

		17,256,913

Capital Markets (2.7%):
97,968	3i Group plc	1,564,950
6,029	Amundi SA	492,235
20,108	ASX, Ltd.	1,116,758
244,140	Credit Suisse Group AG	3,141,832
146,900	Daiwa Securities Group, Inc.	670,094
194,987	Deutsche Bank AG, Registered Shares*	2,122,554
19,029	Deutsche Boerse AG	3,230,145
22,462	EQT AB^	574,322
33,742	Hargreaves Lansdown plc	704,315
120,993	Hong Kong Exchanges & Clearing, Ltd.	6,654,874
49,800	Japan Exchange Group, Inc.	1,273,532
22,896	Julius Baer Group, Ltd.	1,326,687
31,581	London Stock Exchange Group plc	3,892,249

Shares		Value
Common Stocks, continued
Capital Markets, continued
34,405	Macquarie Group, Ltd.	$3,675,560
12,857	Magellan Financial Group, Ltd.	535,147
101,059	Natixis*	347,796
322,400	Nomura Holdings, Inc.	1,706,939
1,853	Partners Group Holding AG	2,165,208
24,290	SBI Holdings, Inc.	577,135
12,878	Schroders plc	588,125
84,800	Singapore Exchange, Ltd.	596,971
56,912	St. James Place plc	882,831
369,406	UBS Group AG	5,168,422

		43,008,681

Chemicals (3.7%):
47,446	Air Liquide SA	7,786,252
17,400	Air Water, Inc.	310,494
19,375	Akzo Nobel NV	2,080,982
6,889	Arkema SA	787,332
123,900	Asahi Kasei Corp.	1,274,575
92,448	BASF SE	7,299,214
10,903	Christian Hansen Holding A/S*	1,121,980
20,935	Clariant AG	444,946
17,715	Covestro AG	1,092,569
14,150	Croda International plc	1,278,206
798	EMS-Chemie Holding AG	770,064
20,951	Evonik Industries AG	682,485
6,565	Fuchs Petrolub AG	372,618
928	Givaudan SA, Registered Shares	3,910,320
71,434	ICL Group, Ltd.	364,934
—	International Flavors & Fragrances, Inc.	41
20,108	Johnson Matthey plc	667,470
19,200	JSR Corp.	536,361
18,300	Kansai Paint Co., Ltd.	563,948
17,304	Koninklijke DSM NV	2,980,509
32,800	Kuraray Co., Ltd.	350,370
7,976	Lanxess AG	611,548
136,800	Mitsubishi Chemical Holdings Corp.	832,311
17,500	Mitsubishi Gas Chemical Co., Inc.	402,988
19,500	Mitsui Chemicals, Inc.	572,957
14,800	Nippon Paint Holdings Co., Ltd.	1,627,193
16,500	Nippon Sanso Holdings Corp.	307,026
12,000	Nissan Chemical Corp.	752,219
15,800	Nitto Denko Corp.	1,418,938
21,397	Novozymes A/S, Class B	1,228,193
40,418	Orica, Ltd.	472,592
35,400	Shin-Etsu Chemical Co., Ltd.	6,198,151
14,213	Sika AG	3,881,494
7,132	Solvay SA	845,101
150,700	Sumitomo Chemical Co., Ltd.	607,216
13,207	Symrise AG	1,746,571
16,200	Teijin, Ltd.	305,509
146,700	Toray Industries, Inc.	870,616
27,300	Tosoh Corp.	427,812
19,229	Umicore SA	923,628
16,982	Yara International ASA	706,112

		59,413,845

Commercial Services & Supplies (0.5%):
147,369	Brambles, Ltd.	1,207,130

See accompanying notes to the financial statements.

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
26,700	Dai Nippon Printing Co., Ltd.	$481,678
24,560	Edenred	1,393,338
183,686	Rentokil Initial plc*	1,280,776
20,600	SECOM Co., Ltd.	1,902,232
31,678	Securitas AB, Class B	511,052
7,800	Sohgo Security Services Co., Ltd.	404,889
26,200	Toppan Printing Co., Ltd.	369,994

		7,551,089

Communications Equipment (0.4%):
567,157	Nokia OYJ*	2,162,733
290,910	Telefonaktiebolaget LM Ericsson, Class B	3,451,539

		5,614,272

Construction & Engineering (0.8%):
26,679	ACS Actividades de Construccion y Servicios SA	885,652
23,166	Bouygues SA	952,964
11,842	Cimic Group, Ltd.*	222,702
8,371	Eiffage SA	809,068
48,168	Ferrovial SA	1,330,824
2,182	Hochtief AG	212,088
42,800	Kajima Corp.	574,450
66,800	Obayashi Corp.	578,758
59,700	Shimizu Corp.	436,086
33,046	Skanska AB, Class B	841,942
20,200	Taisei Corp.	699,136
52,120	Vinci SA	5,185,347

		12,729,017

Construction Materials (0.6%):
78,523	CRH plc	3,318,925
15,340	HeidelbergCement AG	1,147,328
44,879	James Hardie Industries SE*	1,327,305
52,330	LafargeHolcim, Ltd., Registered Shares	2,872,699
11,200	Taiheiyo Cement Corp.	281,818

		8,948,075

Consumer Finance (0.0%†):
36,500	ACOM Co., Ltd.	156,207
—	Isracard, Ltd.	1

		156,208

Containers & Packaging (0.1%):
24,856	Smurfit Kappa Group plc	1,155,893

Diversified Financial Services (0.8%):
337,859	AMP, Ltd.	406,556
3,485	Eurazeo Se*	236,423
10,697	EXOR NV	858,510
11,180	Groupe Bruxelles Lambert SA	1,127,999
10,836	Industrivarden AB, Class A*	362,507
15,777	Industrivarden AB, Class C	511,216
45,330	Investor AB, Class B	3,314,575
24,510	Kinnevik AB, Class B	1,237,749
7,951	L E Lundbergforetagen AB*	425,855
261,753	M&G plc	708,931
39,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	189,196
130,300	ORIX Corp.	2,022,423
1,676	Sofina SA	567,439
222,697	Standard Life Aberdeen plc	863,121
3,900	Tokyo Century Corp.	309,842

Shares		Value
Common Stocks, continued
Diversified Financial Services, continued
2,640	Wendel	$316,092

		13,458,434

Diversified Telecommunication Services (1.8%):
877,074	BT Group plc*	1,587,321
31,347	Cellnex Telecom SAU	1,881,651
335,481	Deutsche Telekom AG, Registered Shares	6,130,007
13,990	Elisa OYJ	763,598
396,525	HKT Trust & HKT, Ltd.	514,758
1,661	Iliad SA	341,180
26,091	Infrastrutture Wireless Italiane SpA	316,236
357,363	Koninklijke KPN NV	1,083,309
130,804	Nippon Telegraph & Telephone Corp.	3,354,465
201,440	Orange SA	2,397,151
471,000	PCCW, Ltd.	283,664
15,181	Proximus SADP	301,060
827,600	Singapore Telecommunications, Ltd.	1,445,211
191,337	Spark New Zealand, Ltd.	646,738
2,637	Swisscom AG, Registered Shares	1,421,001
798,592	Telecom Italia SpA	367,726
576,307	Telecom Italia SpA	298,173
113,195	Telefonica Deutschland Holding AG	311,993
512,179	Telefonica SA	2,047,501
69,638	Telenor ASA	1,181,206
252,388	Telia Co AB	1,044,896
411,000	Telstra Corp., Ltd.	944,835
32,942	TPG Telecom, Ltd.*	183,502
9,884	United Internet AG, Registered Shares	416,444

		29,263,626

Electric Utilities (2.4%):
193,004	AusNet Services	262,313
62,700	Chubu Electric Power Co., Inc.	755,052
26,000	Chugoku Electric Power Co., Inc. (The)	306,358
65,570	CK Infrastructure Holdings, Ltd.	352,423
168,000	CLP Holdings, Ltd.	1,555,273
282,152	EDP — Energias de Portugal SA	1,777,744
63,294	Electricite de France*	1,002,382
3,358	Elia Group SA/NV	400,111
31,425	Endesa SA^	861,535
814,579	Enel SpA	8,224,861
45,200	Fortum OYJ	1,087,200
283,500	HK Electric Investments, Ltd.	279,034
606,090	Iberdrola SA	8,666,917
68,000	Kansai Electric Power Co., Inc. (The)	646,700
36,800	Kyushu Electric Power Co., Inc.	318,686
61,309	Mercury NZ, Ltd.	287,923
19,243	Orsted A/S	3,936,316
139,500	Power Assets Holdings, Ltd.	756,718
41,252	Red Electrica Corp SA	848,078
106,431	Scottish & Southern Energy plc	2,193,333
39,480	Siemens Energy AG*	1,448,765
140,073	Terna SpA	1,068,580
45,200	Tohoku Electric Power Co., Inc.	374,654
150,600	Tokyo Electric Power Co. Holdings, Inc.*	397,522
6,614	Verbund AG, Class A	565,824

		38,374,302

Electrical Equipment (2.0%):
185,350	ABB, Ltd.	5,186,245

See accompanying notes to the financial statements.

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
13,400	Fuji Electric Co., Ltd.	$483,636
26,692	Legrand SA	2,382,039
477,048	Melrose Industries plc	1,163,264
183,900	Mitsubishi Electric Corp.	2,784,340
44,600	Nidec Corp.	5,620,191
24,526	Prysmian SpA	874,236
54,083	Schneider Electric SA	7,821,859
24,868	Siemens Gamesa Renewable Energy	1,009,414
19,689	Vestas Wind Systems A/S	4,660,634

		31,985,858

Electronic Equipment, Instruments & Components (2.1%):
12,500	Azbil Corp.	683,822
38,107	Halma plc	1,276,648
13,900	Hamamatsu Photonics KK	795,946
28,420	Hexagon AB, Class B	2,589,220
3,214	Hirose Electric Co., Ltd.	487,342
97,020	Hitachi, Ltd.	3,828,909
10,700	Ibiden Co., Ltd.	497,391
18,380	Keyence Corp.	10,345,441
31,600	Kyocera Corp.	1,939,787
58,000	Murata Manufacturing Co., Ltd.	5,224,305
18,800	Omron Corp.	1,678,094
22,000	Shimadzu Corp.	857,024
13,000	TDK Corp.	1,961,060
27,200	Venture Corp., Ltd.	401,398
23,800	Yaskawa Electric Corp.	1,185,875
21,900	Yokogawa Electric Corp.	437,143

		34,189,405

Energy Equipment & Services (0.0%†):
50,094	Tenaris SA	404,634

Entertainment (0.9%):
8,900	Capcom Co., Ltd.	578,724
4,600	Koei Tecmo Holdings Co., Ltd.	281,250
9,600	Konami Holdings Corp.	540,426
48,200	Nexon Co., Ltd.	1,484,676
11,200	Nintendo Co., Ltd.	7,148,757
9,100	Square Enix Holdings Co., Ltd.	552,289
10,900	Toho Co., Ltd.	459,811
9,660	UbiSoft Entertainment SA*	930,692
83,363	Vivendi Universal SA	2,687,995

		14,664,620

Equity Real Estate Investment Trusts (1.4%):
321,083	Ascendas Real Estate Investment Trust	723,173
85,015	British Land Co. plc	568,844
440,456	CapitaLand Mall Trust	718,989
5,451	Covivio	502,117
195	Daiwahouse Residential Investment Corp.	482,399
112,934	Dexus	822,650
4,889	Gecina SA	754,852
396	GLP J-REIT	624,516
170,223	Goodman Group	2,482,614
196,080	GPT Group	680,729
125	Japan Real Estate Investment Corp.	721,980
258	Japan Retail Fund Investment Corp.	470,571
20,181	Klepierre^	453,980
67,234	Land Securities Group plc	620,035

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
207,000	Link REIT (The)	$1,886,122
230,900	Mapletree Commercial Trust	371,753
246,994	Mapletree Logistics Trust	375,843
377,360	Mirvac Group	768,725
152	Nippon Building Fund, Inc.	880,486
208	Nippon Prologis REIT, Inc.	649,418
430	Nomura Real Estate Master Fund, Inc.	615,337
251	Orix JREIT, Inc.	415,046
533,552	Scentre Group	1,144,914
118,086	SERGO plc	1,530,683
243,016	Stockland	783,739
224,500	Suntec Real Estate Investment Trust	252,856
13,633	Unibail-Rodamco-Westfield^	1,076,140
281	United Urban Investment Corp.	347,778
337,565	Vicinity Centres	418,233

		22,144,522

Food & Staples Retailing (1.7%):
67,000	AEON Co., Ltd.	2,199,632
60,298	Carrefour SA	1,033,779
136,564	Coles Group, Ltd.	1,910,392
5,622	Colruyt SA	333,061
2,200	Cosmos Pharmaceutical Corp.	355,466
10,375	ICA Gruppen AB	518,637
177,104	J Sainsbury plc	546,277
26,537	Jeronimo Martins SGPS SA	448,726
27,701	Kesko OYJ, Class B	711,663
13,400	Kobe Bussan Co., Ltd.	413,670
109,955	Koninklijke Ahold Delhaize NV	3,104,751
5,100	LAWSON, Inc.	237,690
75,900	Seven & I Holdings Co., Ltd.	2,695,722
6,600	Sundrug Co., Ltd.	263,432
969,313	Tesco plc	3,059,817
3,700	Tsuruha Holdings, Inc.	527,588
9,400	Welcia Holdings Co., Ltd.	354,678
114,649	Wesfarmers, Ltd.	4,457,304
244,081	William Morrison Supermarkets plc	591,971
126,654	Woolworths Group, Ltd.	3,840,473

		27,604,729

Food Products (3.4%):
70,514	A2 Milk Co., Ltd.*	611,380
46,800	Ajinomoto Co., Inc.	1,060,718
34,742	Associated British Foods plc*	1,076,241
316	Barry Callebaut AG, Registered Shares	750,864
8,800	Calbee, Inc.	265,095
10	Chocoladefabriken Lindt & Spruengli AG	999,644
62,817	Danone SA	4,128,178
7,602	JDE Peet’s NV*	342,645
16,434	Kerry Group plc, Class A	2,380,411
14,000	Kikkoman Corp.	972,516
104	Lindt & Spruengli AG	1,013,964
11,552	Meiji Holdings Co., Ltd.	812,437
42,991	Mowi ASA	959,007
289,210	Nestle SA, Registered Shares	34,059,914
8,400	NH Foods, Ltd.	369,801
19,545	Nisshin Seifun Group, Inc.	311,188
6,800	Nissin Foods Holdings Co., Ltd.	582,821

See accompanying notes to the financial statements.

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food Products, continued
75,580	Orkla ASA, Class A	$768,006
8,700	Toyo Suisan Kaisha, Ltd.	423,368
993,388	WH Group, Ltd.	832,990
189,300	Wilmar International, Ltd.	666,707
11,800	Yakult Honsha Co., Ltd.	594,919
13,600	Yamazaki Baking Co., Ltd.	227,303

		54,210,117

Gas Utilities (0.3%):
116,178	APA Group	864,848
31,542	Gas Natural SDG SA	735,987
1,088,700	Hong Kong & China Gas Co., Ltd.	1,628,970
38,000	Osaka Gas Co., Ltd.	778,540
7,100	Toho Gas Co., Ltd.	471,778
38,500	Tokyo Gas Co., Ltd.	895,119

		5,375,242

Health Care Equipment & Supplies (2.6%):
49,832	Alcon, Inc.*	3,327,894
15,407	Ambu A/S, Class B	665,349
20,600	Asahi Intecc Co., Ltd.	752,128
4,124	BioMerieux	581,497
4,288	Carl Zeiss Meditec AG	570,507
6,445	Cochlear, Ltd.	939,640
11,737	Coloplast A/S, Class B	1,793,261
10,001	Demant A/S*	394,858
2,737	DiaSorin SpA	569,766
28,754	EssilorLuxottica SA	4,483,787
57,960	Fisher & Paykel Healthcare Corp., Ltd.	1,376,006
12,636	GN Store Nord A/S	1,004,434
37,500	HOYA Corp.	5,184,342
91,276	Koninklijke Philips NV	4,884,133
117,000	Olympus Corp.	2,561,516
3,543	Sartorius AG	1,484,826
28,034	Siemens Healthineers AG	1,435,060
89,716	Smith & Nephew plc	1,873,170
5,497	Sonova Holding AG, Registered Shares*	1,415,643
1,037	Straumann Holding AG, Registered Shares	1,208,129
16,700	Sysmex Corp.	2,008,706
64,900	Terumo Corp.	2,714,815

		41,229,467

Health Care Providers & Services (0.5%):
18,400	Alfresa Holdings Corp.	337,436
12,628	Amplifon SpA*	523,226
21,913	Fresenius Medical Care AG & Co., KGaA	1,827,506
41,527	Fresenius SE & Co. KGaA	1,918,636
20,100	Medipal Holdings Corp.	377,889
5,013	Orpea*	660,561
17,892	Ramsay Health Care, Ltd.	858,176
44,167	Ryman Healthcare, Ltd.	483,342
44,764	Sonic Healthcare, Ltd.	1,111,764
6,570	Suzuken Co., Ltd.	237,680

		8,336,216

Health Care Technology (0.3%):
44,700	M3, Inc.	4,228,665

Hotels, Restaurants & Leisure (1.4%):
19,564	Accor SA*	712,648

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
57,433	Aristocrat Leisure, Ltd.	$1,374,147
180,657	Compass Group plc	3,370,632
42,677	Crown Resorts, Ltd.	317,063
16,272	Evolution Gaming Group AB	1,650,520
15,807	Flutter Entertainment plc	3,237,386
221,000	Galaxy Entertainment Group, Ltd.	1,719,014
628,157	Genting Singapore, Ltd.	403,437
60,301	GVC Holdings plc*	935,888
17,773	InterContinental Hotels Group plc*	1,154,406
9,344	La Francaise des Jeux SAEM	427,200
7,129	McDonald’s Holdings Co., Ltd.^	345,290
20,557	Melco Resorts & Entertainment, Ltd., ADR	381,332
20,200	Oriental Land Co., Ltd.	3,339,301
239,532	Sands China, Ltd.	1,052,925
220,987	SJM Holdings, Ltd.	247,586
8,851	Sodexo SA	749,117
216,784	Tabcorp Holdings, Ltd.	652,306
19,679	Whitbread plc*	834,836
152,000	Wynn Macau, Ltd.*	255,575

		23,160,609

Household Durables (1.6%):
99,944	Barratt Developments plc*	916,761
13,067	Berkeley Group Holdings plc (The)	848,066
19,600	Casio Computer Co., Ltd.	359,095
23,643	Electrolux AB, Series B, Class B	549,809
41,082	Husqvarna AB, Class B	531,698
16,200	Iida Group Holdings Co., Ltd.	327,566
220,700	Panasonic Corp.	2,550,545
32,959	Persimmon plc	1,248,250
3,700	Rinnai Corp.	429,894
2,235	SEB SA	407,075
37,400	Sekisui Chemical Co., Ltd.	709,603
62,400	Sekisui House, Ltd.	1,271,495
19,200	Sharp Corp.	291,496
126,900	Sony Corp.	12,760,847
349,568	Taylor Wimpey plc	794,626
140,500	Techtronic Industries Co., Ltd.	2,011,768

		26,008,594

Household Products (0.8%):
59,979	Essity AB, Class B	1,928,463
10,576	Henkel AG & Co. KGaA	1,017,940
22,400	Lion Corp.	542,846
12,200	Pigeon Corp.	504,323
71,233	Reckitt Benckiser Group plc	6,369,823
39,700	Unicharm Corp.	1,883,926

		12,247,321

Independent Power and Renewable Electricity Producers (0.1%):
124,024	Meridian Energy, Ltd.	661,830
21,504	Uniper SE	741,876

		1,403,706

Industrial Conglomerates (1.2%):
265,244	CK Hutchison Holdings, Ltd.	1,852,317
10,325	DCC plc	733,793
16,095	Investment AB Latour, Class B	392,145
21,900	Jardine Matheson Holdings, Ltd.	1,226,572

See accompanying notes to the financial statements.

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued
23,500	Jardine Strategic Holdings, Ltd.	$584,786
9,300	Keihan Holdings Co., Ltd.	446,398
135,600	Keppel Corp., Ltd.	551,372
18,600	Seibu Holdings, Inc.	182,698
76,684	Siemens AG, Registered Shares	10,974,109
39,419	Smiths Group plc	815,729
37,700	Toshiba Corp.	1,055,896

		18,815,815

Insurance (5.0%):
19,559	Admiral Group plc	777,427
191,169	AEGON NV	763,345
17,693	Ageas NV	942,869
1,216,000	AIA Group, Ltd.	14,978,767
41,788	Allianz SE, Registered Shares+	10,223,042
112,704	Assicurazioni Generali SpA	1,961,287
398,927	Aviva plc	1,788,993
193,713	AXA SA	4,646,747
4,634	Baloise Holding AG, Registered Shares	827,901
14,891	CNP Assurances SA	240,007
110,100	Dai-ichi Life Holdings, Inc.	1,672,654
144,862	Direct Line Insurance Group plc	629,601
19,206	Gjensidige Forsikring ASA	429,368
6,317	Hannover Rueck SE	1,003,635
227,520	Insurance Australia Group, Ltd.	825,313
158,500	Japan Post Holdings Co., Ltd.	1,234,996
20,400	Japan Post Insurance Co., Ltd.	418,231
612,261	Legal & General Group plc	2,250,128
298,241	Medibank Private, Ltd.	692,346
45,011	MS&AD Insurance Group Holdings, Inc.	1,372,677
14,076	Muenchener Rueckversicherungs-Gesellschaft AG	4,168,228
29,108	NN Group NV	1,273,245
55,732	Phoenix Group Holdings plc	534,210
49,727	Poste Italiane SpA	504,804
260,199	Prudential plc	4,802,099
147,754	QBE Insurance Group, Ltd.	972,523
101,751	RSA Insurance Group plc	947,623
47,412	Sampo Oyj, Class A	2,010,456
15,006	SCOR SA*	484,809
34,025	Sompo Holdings, Inc.	1,388,139
130,608	Suncorp Group, Ltd.	981,831
3,055	Swiss Life Holding AG, Registered Shares	1,422,592
28,897	Swiss Re AG	2,719,512
51,036	T&D Holdings, Inc.	604,087
63,300	Tokio Marine Holdings, Inc.	3,279,610
11,889	Tryg A/S	375,047
15,040	Zurich Insurance Group AG	6,376,727

		80,524,876

Interactive Media & Services (0.3%):
25,015	Adevinta ASA*	420,653
94,929	Auto Trader Group plc	774,088
13,000	Kakaku.com, Inc.	356,985
5,276	REA Group, Ltd.	605,920
10,889	Scout24 AG	891,924
263,500	Z Holdings Corp.	1,598,397

		4,647,967

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.9%):
13,178	Delivery Hero SE*	$2,045,100
14,988	HelloFresh SE*	1,158,095
12,568	Just Eat Takeaway*	1,416,549
8,900	Mercari, Inc.*	395,624
47,582	Ocado Group plc*	1,490,734
49,058	Prosus NV	5,276,657
84,900	Rakuten, Inc.	815,520
15,444	Zalando SE*	1,720,541
10,400	ZOZO, Inc.	257,238

		14,576,058

IT Services (1.7%):
1,827	Adyen NV*	4,250,716
21,006	Afterpay, Ltd.*	1,925,370
45,866	Amadeus IT Group SA	3,320,169
9,627	Atos SE*	880,210
2,769	Bechtle AG	603,789
16,493	Capgemini SA	2,557,260
46,480	Computershare, Ltd.	523,256
19,700	Fujitsu, Ltd.	2,852,250
3,900	GMO Payment Gateway, Inc.	521,072
9,500	Itochu Techno-Solutions Corp.	338,279
45,345	Nexi SpA*	900,662
32,038	Nomura Research Institute, Ltd.	1,144,919
60,800	NTT Data Corp.	833,293
7,100	OBIC Co., Ltd.	1,428,126
10,800	Otsuka Corp.	569,166
5,700	SCSK Corp.	326,328
24,300	TIS, Inc.	498,431
5,192	Wix.com, Ltd.*	1,297,792
24,130	Worldline SA*	2,333,610

		27,104,698

Leisure Products (0.3%):
20,200	Bandai Namco Holdings, Inc.	1,748,573
18,400	Sega Sammy Holdings, Inc.	290,410
7,500	Shimano, Inc.	1,751,786
13,400	Yamaha Corp.	790,002

		4,580,771

Life Sciences Tools & Services (0.5%):
13,390	Eurofins Scientific SE*	1,123,362
7,452	Lonza Group AG, Registered Shares	4,787,784
22,493	Qiagen NV*	1,166,494
2,770	Sartorius Stedim Biotech	987,158

		8,064,798

Machinery (3.0%):
31,249	Alfa Laval AB*	859,214
24,969	Alstom SA*	1,415,783
32,800	Amada Holdings Co., Ltd.	362,331
39,477	Atlas Copco AB	1,774,406
67,109	Atlas Copco AB, Class A	3,433,591
103,091	CNH Industrial NV	1,306,194
10,100	Daifuku Co., Ltd.	1,250,319
36,582	Epiroc AB	620,013
65,429	Epiroc AB, Class A	1,189,896
19,300	FANUC Corp.	4,752,685
15,509	GEA Group AG	554,868
3,900	Harmonic Drive Systems, Inc.	348,959

See accompanying notes to the financial statements.

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
29,600	Hino Motors, Ltd.	$253,575
10,100	Hitachi Construction Machinery Co., Ltd.	288,042
5,400	Hoshizaki Corp.	496,281
7,128	Kion Group AG	619,638
7,540	Knorr-Bremse AG	1,027,011
88,600	Komatsu, Ltd.	2,428,227
34,495	Kone OYJ, Class B	2,798,897
103,000	Kubota Corp.	2,250,546
9,900	Kurita Water Industries, Ltd.	379,003
22,400	Makita Corp.	1,124,604
35,200	MINEBEA MITSUMI, Inc.	700,410
27,500	Misumi Group, Inc.	903,346
31,400	Mitsubishi Heavy Industries, Ltd.	962,483
9,500	Miura Co., Ltd.	530,734
10,700	Nabtesco Corp.	469,775
25,300	NGK Insulators, Ltd.	391,260
32,800	NSK, Ltd.	286,665
519	Rational AG	482,848
113,810	Sandvik AB*	2,783,287
4,175	Schindler Holding AG	1,127,711
2,127	Schindler Holding AG, Registered Shares	572,722
38,524	SKF AB, Class B	998,598
5,700	SMC Corp.	3,481,625
7,350	Spirax-Sarco Engineering plc	1,135,819
12,100	THK Co., Ltd.	391,446
144,423	Volvo AB, Class B	3,400,179
45,633	Wartsila OYJ Abp, Class B	453,956

		48,606,947

Marine (0.2%):
317	A.P. Moeller — Maersk A/S, Class A	657,921
620	A.P. Moeller — Maersk A/S, Class B	1,382,786
5,209	Kuehne & Nagel International AG, Registered Shares	1,181,232
17,000	Nippon Yusen KK	396,663

		3,618,602

Media (0.5%):
65,352	Altice Europe NV, Class A*	425,424
10,400	Cyberagent, Inc.	717,641
23,277	Dentsu Group, Inc.	692,755
22,700	Hakuhodo DY Holdings, Inc.	312,072
149,972	Informa plc*	1,126,799
73,072	Pearson plc	676,746
21,343	Publicis Groupe SA	1,063,457
7,668	Schibsted ASA, Class A*	327,169
8,826	Schibsted ASA, Class B*	330,359
40,089	SES Global, Class A	379,155
123,545	WPP plc	1,342,121

		7,393,698

Metals & Mining (3.1%):
122,347	Anglo American plc	4,074,442
38,773	Antofagasta plc	764,148
70,865	ArcelorMittal*	1,626,041
213,111	BHP Group plc	5,615,452
296,328	BHP Group, Ltd.	9,652,186
50,530	BlueScope Steel, Ltd.	682,642
28,378	Boliden AB	1,004,701
156,938	Evolution Mining, Ltd.	596,300

Shares		Value
Common Stocks, continued
Metals & Mining, continued
45,268	EVRAZ plc	$292,077
171,886	Fortescue Metals Group, Ltd.	3,107,160
18,684	Fresnillo plc	288,992
998,837	Glencore plc*	3,185,715
23,000	Hitachi Metals, Ltd.	350,409
53,100	JFE Holdings, Inc.*	510,016
83,307	Newcrest Mining, Ltd.	1,659,239
83,948	Nippon Steel Corp.*	1,088,946
139,445	Norsk Hydro ASA	644,379
73,739	Northern Star Resources, Ltd.	713,353
112,091	Rio Tinto plc	8,385,837
37,667	Rio Tinto, Ltd.	3,307,839
503,161	South32, Ltd.	959,223
23,300	Sumitomo Metal & Mining Co., Ltd.	1,036,011
10,996	Voestalpine AG	395,461

		49,940,569

Multiline Retail (0.2%):
20,000	Marui Group Co., Ltd.	351,930
13,072	Next plc*	1,267,428
40,300	Pan Pacific International Holdings Corp.	931,020
25,400	Ryohin Keikaku Co., Ltd.	518,982

		3,069,360

Multi-Utilities (0.9%):
58,491	AGL Energy, Ltd.	539,212
226,718	E.ON SE	2,510,579
184,850	Engie Group	2,829,920
356,690	National Grid plc	4,247,753
65,249	RWE AG	2,755,486
35,447	Suez	702,542
54,326	Veolia Environnement SA	1,328,941

		14,914,433

Oil, Gas & Consumable Fuels (3.2%):
25,483	Ampol, Ltd.	558,777
2,024,299	BP plc	6,972,193
22,895	Enagas SA	502,673
309,320	ENEOS Holdings, Inc.	1,112,207
257,136	ENI SpA	2,661,351
97,921	Equinor ASA	1,627,300
50,007	Galp Energia SGPS SA	534,862
20,287	Idemitsu Kosan Co., Ltd.	446,760
101,400	INPEX Corp.	548,046
7,184	Koninklijke Vopak NV	376,668
17,171	Lundin Energy AB	463,887
42,556	Neste Oyj	3,073,827
214,511	Oil Search, Ltd.	613,740
15,669	OMV AG	632,497
174,874	Origin Energy, Ltd.	642,582
149,869	Repsol SA	1,510,647
413,042	Royal Dutch Shell plc, Class A	7,331,802
369,807	Royal Dutch Shell plc, Class B	6,370,202
172,375	Santos, Ltd.	833,479
203,652	Snam SpA	1,143,481
253,695	TOTAL SE	10,942,514
9,347	Washington H. Soul Pattinson & Co., Ltd.^	217,004
95,804	Woodside Petroleum, Ltd.	1,679,884

		50,796,383

See accompanying notes to the financial statements.

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Paper & Forest Products (0.4%):
47,339	Mondi plc	$1,117,121
91,400	Oji Holdings Corp.	520,712
56,458	Stora Enso OYJ, Registered Shares, Class R	1,078,128
60,140	Svenska Cellulosa AB SCA, Class B*	1,049,370
54,690	UPM-Kymmene OYJ	2,034,465

		5,799,796

Personal Products (2.2%):
10,142	Beiersdorf AG	1,169,151
48,500	Kao Corp.	3,750,318
5,100	Kobayashi Pharmaceutical Co., Ltd.	623,557
3,100	Kose Corp.	529,875
25,168	L’Oreal SA	9,561,519
10,700	Pola Orbis Holdings, Inc.	217,471
40,400	Shiseido Co., Ltd.	2,802,820
264,007	Unilever plc	15,890,165

		34,544,876

Pharmaceuticals (8.2%):
188,100	Astellas Pharma, Inc.	2,908,350
131,930	AstraZeneca plc	13,179,027
99,394	Bayer AG, Registered Shares	5,841,405
67,100	Chugai Pharmaceutical Co., Ltd.	3,582,914
169,800	Daiichi Sankyo Co., Ltd.	5,821,659
24,900	Eisai Co., Ltd.	1,781,836
502,940	GlaxoSmithKline plc	9,214,030
7,816	H. Lundbeck A/S	267,783
15,806	Hikma Pharmaceuticals plc	544,379
5,000	Hisamitsu Pharmaceutical Co., Inc.	297,324
3,643	Ipsen SA	302,860
26,800	Kyowa Kirin Co., Ltd.	732,577
12,832	Merck KGaA	2,199,296
4,200	Nippon Shinyaku Co., Ltd.	275,878
223,263	Novartis AG, Registered Shares	21,094,517
173,319	Novo Nordisk A/S, Class B	12,124,872
37,900	Ono Pharmaceutical Co., Ltd.	1,142,354
10,166	Orion OYJ, Class B	465,943
40,000	Otsuka Holdings Co., Ltd.	1,715,257
10,320	Recordati SpA	570,318
70,489	Roche Holding AG	24,602,504
114,045	Sanofi	11,017,677
37,900	Santen Pharmaceutical Co., Ltd.	615,756
26,000	Shionogi & Co., Ltd.	1,421,407
17,800	Sumitomo Dainippon Pharma Co., Ltd.	262,650
3,300	Taisho Pharmaceutical Holdings Co., Ltd.	222,522
158,473	Takeda Pharmacuetical Co., Ltd.	5,745,743
108,160	Teva Pharmaceutical Industries, Ltd., ADR*	1,043,744
12,888	UCB SA	1,331,953
4,338	Vifor Pharma AG	684,079

		131,010,614

Professional Services (1.6%):
15,635	Adecco SA, Registered Shares	1,048,720
28,401	Bureau Veritas SA	755,342
93,207	Experian plc	3,551,127
16,008	Intertek Group plc	1,236,868
14,900	Nihon M&A Center, Inc.	997,255
16,700	Persol Holdings Co., Ltd.	301,910
12,022	Randstad NV	782,480

Shares		Value
Common Stocks, continued
Professional Services, continued
135,600	Recruit Holdings Co., Ltd.	$5,688,367
194,366	RELX plc	4,780,093
32,954	Seek, Ltd.	725,393
619	SGS SA, Registered Shares	1,866,700
5,992	Teleperformance	1,986,768
27,345	Wolters Kluwer NV	2,307,704

		26,028,727

Real Estate Management & Development (1.7%):
10,760	AEON Mall Co., Ltd.	178,237
103,076	Aroundtown SA	770,701
4,496	Azrieli Group	286,411
74,028	BGP Holdings plc*(a)	—
266,800	CapitaLand, Ltd.	661,465
47,900	City Developments, Ltd.	289,104
262,244	CK Asset Holdings, Ltd.	1,348,919
6,100	Daito Trust Construction Co., Ltd.	570,606
57,700	Daiwa House Industry Co., Ltd.	1,722,576
35,178	Deutsche Wohnen SE	1,877,663
170,600	ESR Cayman, Ltd.*	613,164
10,270	Fastighets AB Balder*	536,814
203,000	Hang Lung Properties, Ltd.	537,298
150,956	Henderson Land Development Co., Ltd.	589,364
107,700	Hongkong Land Holdings, Ltd.	444,916
32,500	Hulic Co., Ltd.	357,461
6,974	LEG Immobilien AG	1,081,101
70,590	Lend Lease Group	713,511
116,800	Mitsubishi Estate Co., Ltd.	1,886,519
93,400	Mitsui Fudosan Co., Ltd.	1,968,960
153,655	New World Development Co., Ltd.	715,934
12,300	Nomura Real Estate Holdings, Inc.	273,635
310,601	Sino Land Co., Ltd.	404,822
30,300	Sumitomo Realty & Development Co., Ltd.	936,362
130,500	Sun Hung Kai Properties, Ltd.	1,684,844
44,964	Swire Pacific, Ltd., Class A	250,029
122,000	Swire Properties, Ltd.	355,537
7,294	Swiss Prime Site AG	717,335
61,000	Tokyu Fudosan Holdings Corp.	326,066
51,296	UOL Group, Ltd.	299,988
51,789	Vonovia SE	3,776,073
161,300	Wharf Real Estate Investment Co., Ltd.	841,063

		27,016,478

Road & Rail (1.0%):
192,112	Aurizon Holdings, Ltd.	578,049
14,300	Central Japan Railway Co.	2,031,432
21,104	DSV PANALPINA A/S	3,532,445
31,013	East Japan Railway Co.	2,076,294
23,800	Hankyu Hanshin Holdings, Inc.	793,661
23,600	Keikyu Corp.	405,953
10,000	Keio Corp.	776,521
13,700	Keisei Electric Railway Co., Ltd.	464,628
16,600	Kintetsu Group Holdings Co., Ltd.	728,584
16,600	Kyushu Railway Co.	358,669
150,494	MTR Corp., Ltd.	841,845
19,200	Nagoya Railroad Co., Ltd.^	507,067
6,900	Nippon Express Co., Ltd.	464,288
28,800	Odakyu Electric Railway Co., Ltd.	905,435

See accompanying notes to the financial statements.

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Road & Rail, continued
20,200	Tobu Railway Co., Ltd.	$604,298
50,200	Tokyu Corp.	624,625
15,600	West Japan Railway Co.	820,226

		16,514,020

Semiconductors & Semiconductor Equipment (2.5%):
20,600	Advantest Corp.	1,546,810
29,200	ASM Pacific Technology, Ltd.	385,465
42,678	ASML Holding NV	20,622,009
2,800	Disco Corp.	944,548
130,354	Infineon Technologies AG	5,001,910
7,400	Lasertec Corp.	870,615
78,700	Renesas Electronics Corp.*	825,914
9,100	ROHM Co., Ltd.	882,792
64,477	STMicroelectronics NV	2,388,579
27,200	SUMCO Corp.	597,283
14,900	Tokyo Electron, Ltd.	5,558,298

		39,624,223

Software (1.7%):
10,638	AVEVA Group plc	464,349
11,764	Check Point Software Technologies, Ltd.*	1,563,553
3,816	CyberArk Software, Ltd.*	616,627
13,241	Dassault Systemes SA	2,689,474
6,278	Nemetschek SE	463,293
6,468	NICE Systems, Ltd.*	1,828,633
3,700	Oracle Corp.	481,527
108,635	Sage Group plc	865,171
104,955	SAP SE	13,790,214
14,132	TeamViewer AG*	756,747
6,783	Temenos AG	946,787
13,300	Trend Micro, Inc.	765,811
16,409	WiseTech Global, Ltd.	388,403
12,314	Xero, Ltd.*	1,401,646

		27,022,235

Specialty Retail (0.9%):
3,700	ABC-Mart, Inc.	205,905
5,800	Fast Retailing Co., Ltd.	5,205,360
81,766	Hennes & Mauritz AB, Class B*	1,708,746
2,000	Hikari Tsushin, Inc.	467,721
109,294	Industria de Diseno Textil SA	3,479,685
42,066	JD Sports Fashion plc*	495,517
205,036	Kingfisher plc*	758,593
8,200	Nitori Co., Ltd.	1,719,353
2,400	Shimamura Co., Ltd.	251,807
20,700	USS Co., Ltd.	418,806
67,300	Yamada Holdings Co., Ltd.	357,651

		15,069,144

Technology Hardware, Storage & Peripherals (0.5%):
22,600	Brother Industries, Ltd.	466,616
98,600	Canon, Inc.	1,893,729
36,800	FUJIFILM Holdings Corp.	1,941,114
16,061	Logitech International SA, Class R	1,558,265
25,100	NEC Corp.	1,344,118
69,000	Ricoh Co., Ltd.	453,093
27,900	Seiko Epson Corp.	414,767

		8,071,702

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.7%):
19,184	Adidas AG*	$6,982,663
42,083	Burberry Group plc*	1,030,649
52,011	Cie Financiere Richemont SA	4,701,428
3,152	Hermes International SA	3,389,085
7,654	Kering	5,563,727
27,814	LVMH Moet Hennessy Louis Vuitton SA	17,376,812
19,203	Moncler SpA	1,174,424
10,406	Pandora A/S	1,162,733
8,997	Puma SE*	1,014,277
2,878	Swatch Group AG (The), Class B	784,664
5,032	Swatch Group AG (The), Registered Shares	265,703

		43,446,165

Tobacco (0.9%):
231,610	British American Tobacco plc	8,613,435
97,026	Imperial Brands plc, Class A	2,038,346
120,400	Japan Tobacco, Inc.	2,453,933
15,801	Swedish Match AB, Class B	1,228,016

		14,333,730

Trading Companies & Distributors (1.4%):
44,819	Ashtead Group plc	2,108,811
15,688	Brenntag AG	1,213,922
33,120	Bunzl plc	1,106,925
22,694	Ferguson plc	2,759,428
134,700	Itochu Corp.	3,880,092
166,200	Marubeni Corp.	1,107,917
134,500	Mitsubishi Corp.	3,317,363
163,600	Mitsui & Co., Ltd.	3,001,890
12,700	MonotaRo Co., Ltd.	645,841
121,200	Sumitomo Corp.	1,606,789
21,000	Toyota Tsushu Corp.	849,780

		21,598,758

Transportation Infrastructure (0.5%):
6,691	Aena SME SA*	1,168,213
3,172	Aeroports de Paris*	411,706
51,721	Atlantia SpA*	928,439
132,104	Auckland International Airport, Ltd.*	721,780
42,517	Getlink SE	736,892
5,100	Japan Airport Terminal Co., Ltd.	309,807
137,229	Sydney Airport*	678,527
277,630	Transurban Group	2,925,952

		7,881,316

Water Utilities (0.1%):
25,272	Severn Trent plc	791,396
68,705	United Utilities Group plc	844,924

		1,636,320

Wireless Telecommunication Services (1.6%):
163,000	KDDI Corp.	4,841,379
291,100	Softbank Corp.	3,649,948
157,700	SoftBank Group Corp.	12,352,164
47,222	Tele2 AB	624,469
2,682,025	Vodafone Group plc	4,412,974

		25,880,934

Total Common Stocks (Cost $1,108,649,194)		1,581,952,061

See accompanying notes to the financial statements.

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Preferred Stocks (0.5%):
Automobiles (0.3%):
5,302	Bayerische Motoren Werke AG (BMW), 4.56%, 5/15/20	$357,518
15,807	Porsche Automobil Holding SE, 3.92%, 5/20/20	1,089,430
18,557	Volkswagen AG, 3.19%, 5/8/20	3,456,916

		4,903,864

Household Products (0.2%):
18,330	Henkel AG & Co. KGaA, 2.01%, 4/21/20	2,065,235

Total Preferred Stocks (Cost $5,141,936)		6,969,099

Right (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
149,869	Repsol SA, Expires on 1/11/21^	51,386

Total Right (Cost $52,921)		51,386

Contracts, Shares, Notional Amount or Principal Amount		Value
Short-Term Securities Held as Collateral for Securities on Loan (0.3%):
5,558,815	BlackRock Liquidity FedFund, Institutional Class, 0.38%(b)(c)	5,558,815

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $5,558,815)		5,558,815

Total Investment Securities (Cost $1,119,402,866) — 99.8%(d)		1,594,531,361
Net other assets (liabilities) — 0.2%		3,382,918

Net Assets — 100.0%		$1,597,914,279

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $4,420,549.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2020. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(c)	The rate represents the effective yield at December 31, 2020.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” round to less than 1 share or less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

(Unaudited)

Country	Percentage

Australia	7.2%
Austria	0.2%
Belgium	0.9%
Bermuda	0.1%
Denmark	2.5%
Finland	1.2%
France	10.3%
Germany	9.2%
Hong Kong	3.0%
Ireland	1.3%
Isle of Man	0.1%
Israel	0.6%
Italy	2.3%

Country	Percentage

Japan	25.3%
Luxembourg	0.2%
Netherlands	4.7%
New Zealand	0.2%
Norway	0.4%
Portugal	0.1%
Singapore	1.1%
Spain	2.5%
Sweden	3.2%
Switzerland	10.0%
United Kingdom	13.1%
United States	0.3%

100.0%

See accompanying notes to the financial statements.

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2020

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index March Futures (Australian Dollar)	3/18/21	10	$1,259,683	$(12,173)
DJ EURO STOXX 50 March Futures (Euro)	3/19/21	92	3,989,397	79,456
FTSE 100 Index March Futures (British Pounds)	3/19/21	28	2,457,853	(8,792)
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/11/21	20	2,662,728	97,844

				$156,335

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in non-affiliates, at cost	$1,113,681,634
Investments in affiliates, at cost	5,721,232

Investments in non-affiliates, at value(a)	$1,584,308,319
Investments in affiliates, at value	10,223,042
Deposit at broker for futures contracts collateral	987,845
Interest and dividends receivable	1,317,333
Foreign currency, at value (cost $7,276,728)	7,390,012
Receivable for investments sold	207,297
Receivable for variation margin on futures contracts	20,718
Reclaims receivable	7,215,607
Prepaid expenses	8,291

Total Assets	1,611,678,464

Liabilities:
Cash overdraft	4,982,155
Payable for capital shares redeemed	2,137,948
Payable for collateral received on loaned securities	5,558,815
Manager fees payable	470,049
Administration fees payable	99,701
Distribution fees payable	314,046
Custodian fees payable	52,895
Administrative and compliance services fees payable	3,669
Transfer agent fees payable	1,772
Trustee fees payable	13,285
Other accrued liabilities	129,850

Total Liabilities	13,764,185

Net Assets	$1,597,914,279

Net Assets Consist of:
Paid in capital	$1,142,525,144
Total distributable earnings	455,389,135

Net Assets	$1,597,914,279

Class 1
Net Assets	$100,924,261
Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,581,551
Net Asset Value (offering and redemption price per share)	$11.76

Class 2
Net Assets	$1,496,990,018
Shares of beneficial interest (unlimited number of shares authorized, no par value)	85,904,566
Net Asset Value (offering and redemption price per share)	$17.43

(a)	Includes securities on loan of $4,420,549.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends from non-affiliates	$37,961,520
Dividends from affiliates	463,330
Income from securities lending	220,214
Foreign withholding tax	(3,326,580)

Total Investment Income	35,318,484

Expenses:
Manager fees	5,165,814
Administration fees	524,501
Distribution fees — Class 2	3,460,941
Custodian fees	251,826
Administrative and compliance services fees	25,988
Transfer agent fees	13,034
Trustee fees	87,524
Professional fees	71,903
Licensing fees	465,920
Shareholder reports	64,463
Other expenses	47,849

Total expenses	10,179,763

Net Investment Income/(Loss)	25,138,721

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(13,951,937)
Net realized gains/(losses) on affiliated transactions	298,949
Net realized gains/(losses) on futures contracts	7,098,077
Change in net unrealized appreciation/depreciation on securities and foreign currencies	78,594,803
Change in net unrealized appreciation/depreciation on affiliated transactions	(587,049)
Change in net unrealized appreciation/depreciation on futures contracts	349,155

Net realized and Change in net unrealized gains/losses on investments	71,801,998

Change in Net Assets Resulting From Operations	$96,940,719

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$25,138,721	$43,725,702
Net realized gains/(losses) on investments	(6,554,911)	7,017,408
Change in unrealized appreciation/depreciation on investments	78,356,909	265,416,714

Change in net assets resulting from operations	96,940,719	316,159,824

Distributions to Shareholders:
Class 1	(4,836,469)	(4,671,747)
Class 2	(45,994,684)	(45,310,584)

Change in net assets resulting from distributions to shareholders	(50,831,153)	(49,982,331)

Capital Transactions:
Class 1
Proceeds from shares issued	282,407	277,487
Proceeds from dividends reinvested	4,836,469	4,671,747
Value of shares redeemed	(12,097,908)	(12,887,802)

Total Class 1 Shares	(6,979,032)	(7,938,568)

Class 2
Proceeds from shares issued	98,897,417	45,976,347
Proceeds from dividends reinvested	45,994,684	45,310,584
Value of shares redeemed	(283,998,277)	(173,248,705)

Total Class 2 Shares	(139,106,176)	(81,961,774)

Change in net assets resulting from capital transactions	(146,085,208)	(89,900,342)

Change in net assets	(99,975,642)	176,277,151
Net Assets:
Beginning of period	1,697,889,921	1,521,612,770

End of period	$1,597,914,279	$1,697,889,921

Share Transactions:
Class 1
Shares issued	29,223	24,903
Dividends reinvested	465,493	441,564
Shares redeemed	(1,161,500)	(1,169,990)

Total Class 1 Shares	(666,784)	(703,523)

Class 2
Shares issued	7,520,450	2,878,245
Dividends reinvested	2,986,668	2,940,336
Shares redeemed	(19,371,973)	(10,864,598)

Total Class 2 Shares	(8,864,855)	(5,046,017)

Change in shares	(9,531,639)	(5,749,540)

See accompanying notes to the financial statements.

16

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$11.53	$9.94	$12.30	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.32 (a)	0.36	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	1.79	(2.00)	2.15	(0.05)

Total from Investment Activities	0.81	2.11	(1.64)	2.52	0.07

Distributions to Shareholders From:
Net Investment Income	(0.55)	(0.42)	(0.50)	(0.16)	—
Net Realized Gains	(0.03)	(0.10)	(0.22)	(0.13)	—

Total Dividends	(0.58)	(0.52)	(0.72)	(0.29)	—

Net Asset Value, End of Period	$11.76	$11.53	$9.94	$12.30	$10.07

Total Return(b)	7.66%	21.67%	(13.80)%	25.12%	0.70	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$100,924	$106,657	$98,902	$132,265	$123,158
Net Investment Income/(Loss)(d)	1.93%	2.89%	2.62%	2.48%	1.19%
Expenses Before Reductions(d)(e)	0.46%	0.44%	0.45%	0.48%	0.40%
Expenses Net of Reductions(d)	0.46%	0.44%	0.45%	0.48%	0.40%
Portfolio Turnover Rate(f)	9%	4%	2%	8%	55	%(g)

Class 2

Net Asset Value, Beginning of Period	$16.79	$14.25	$17.30	$14.10	$14.42

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.42 (a)	0.43	0.36	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	0.91	2.60	(2.81)	3.12	(0.10)

Total from Investment Activities	1.17	3.02	(2.38)	3.48	0.05

Distributions to Shareholders From:
Net Investment Income	(0.50)	(0.38)	(0.45)	(0.15)	(0.37)
Net Realized Gains	(0.03)	(0.10)	(0.22)	(0.13)	—

Total Dividends	(0.53)	(0.48)	(0.67)	(0.28)	(0.37)

Net Asset Value, End of Period	$17.43	$16.79	$14.25	$17.30	$14.10

Total Return(b)	7.40%	21.44%	(14.04)%	24.77%	0.37%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,496,990	$1,591,233	$1,422,711	$1,862,508	$1,605,552
Net Investment Income/(Loss)	1.69%	2.64%	2.36%	2.21%	2.11%
Expenses Before Reductions(e)	0.71%	0.69%	0.70%	0.73%	0.71%
Expenses Net of Reductions	0.71%	0.69%	0.70%	0.73%	0.71%
Portfolio Turnover Rate(f)	9%	4%	2%	8%	55	%(g)

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $21,039 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $5,558,815 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $28.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$177,300	Payable for variation margin on futures contracts*	$20,965

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$7,098,077	$349,155

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL International Index Fund Class 1	0.35%	0.52%
AZL International Index Fund Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

At December 31, 2020, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$11,646,273	$486,543	$(1,621,674)	$298,949	$(587,049)	$10,223,042	41,788	$463,330	$—

	$11,646,273	$486,543	$(1,621,674)	$298,949	$(587,049)	$10,223,042	41,788	$463,330	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $8,094 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$4,903,089	$1,577,048,972	$—	#	$1,581,952,061
Preferred Stocks+	—	6,969,099	—		6,969,099
Rights	51,386	—	—		51,386
Short-Term Securities Held as Collateral for Securities on Loan	5,558,815	—	—		5,558,815

Total Investment Securities	10,513,290	1,584,018,071	—		1,594,531,361

Other Financial Instruments:*
Futures Contracts	156,335	—	—		156,335

Total Investments	$10,669,625	$1,584,018,071	$—		$1,594,687,696

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2020.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL International Index Fund	$126,558,749	$264,528,117

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $1,166,631,689. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$509,844,309
Unrealized (depreciation)	(81,944,637)

Net unrealized appreciation/(depreciation)	$427,899,672

As of the end of its tax year ended December 31, 2020, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

CLCF’s not subject to expiration:

2020	Short-Term Amount	Long-Term Amount	Total Amount

AZL International Index Fund	$—	$799,546	$799,546

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2020

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$49,683,835	$1,147,318	$50,831,153

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$39,883,140	$10,099,191	$49,982,331

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL International Index Fund	$27,467,388	$—	$(799,546)	$428,721,293	$455,389,135

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and mark-to-market of futures contracts.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL International Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

24

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $1,829,510.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $1,147,318.

25

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (``Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

26

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

27

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

28

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

30

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

31

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 13

Statement of Operations
Page 13

Statements of Changes in Net Assets
Page 14

Financial Highlights
Page 15

Notes to the Financial Statements
Page 16

Report of Independent Registered Public Accounting Firm
Page 24

Other Federal Income Tax Information
Page 25

Other Information
Page 26

Approval of Investment Advisory and Subadvisory Agreements
Page 27

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned 8.58%. That compared to a 7.51% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

In March 2020, the U.S. Federal Reserve Board (the Fed) cut interest rates and instituted a roughly $2 trillion fiscal stimulus package in response to the economic fallout from the coronavirus (COVID-19) crisis. These moves supported liquidity and reduced economic volatility, making risk assets attractive to investors. Economic sectors that had been aided by stay-at-home orders benefited economically alongside large companies with strong access to the credit markets. Conversely, sectors adversely affected by the pandemic, such as travel, hospitality, small business, and some brick-and-mortar retail sub-segments, experienced substantial losses.

In credit markets, some high-yield issuers were slow to recover from the economic shock of the pandemic and continued to carry wider spreads through the year. However, nearly half of the high-yield market ended the period trading at historically low yields. Investment-grade corporate bonds and high-yield bonds experienced a strong resurgence in returns through the fourth quarter. Within the securitized space, fourth-quarter returns were more muted, though full-year results remained positive.

The Fund added significantly to its corporate credit holdings in the first and second quarters of 2020, yet still wound up underweight compared to the benchmark, as yield premiums returned to pre-pandemic levels. This positioning hurt relative performance in the first quarter when investment-grade spreads increased, but benefited relative performance as investment-grade spreads contracted through the end of the year.*

The Fund’s emphasis on current-coupon agency forward-settling mortgage-backed securities (MBS) also contributed to the Fund’s relative performance, supported by Fed stimulus policy. Non-agency MBS also contributed to relative returns, as the sector steadily recovered following steep declines in March.*

The Fund reduced its holdings in collateralized mortgage-backed securities and asset-backed securities to fund credit purchases and improve its liquidity profile. These assets had little impact on the Fund’s performance during the year. In response to falling U.S. Treasury yields, the Fund reduced its duration, ending the year in a shorter position than its benchmark. This positioning detracted minimally from the Fund’s relative performance.*

The Fund held derivatives in the form of futures, forward currency contracts, written options and interest rate swaps during the period under review. None of these holdings materially affected performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	Since Inception (11/17/14)
AZL® MetWest Total Return Bond Fund	8.58%	5.54%	4.40%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MetWest Total Return Bond Fund	$1,000.00	$1,025.50	$4.23	0.83%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.96	$4.22	0.83%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Treasury Obligations	41.4%

U.S. Government Agency Mortgages	30.9

Corporate Bonds	18.6

Collateralized Mortgage Obligations	8.4

Yankee Debt Obligations	5.6

Asset Backed Securities	3.8

Unaffiliated Investment Companies	2.0

Foreign Bonds	1.8

Municipal Bonds	1.3

Short-Term Securities Held as Collateral for Securities on Loan	0.1

Total Investment Securities	113.9

Net other assets (liabilities)	(13.9)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Asset Backed Securities (3.8%):
$1,234,437	Ajax Mortgage Loan Trust, Class A1, Series 2019-F, 2.86%, 7/25/59, Callable 11/25/22 @ 100(a)(b)	$1,268,246
965,000	Navient Student Loan Trust, Class A3, Series 2016-2, 1.65%(US0001M+150bps), 6/25/65, Callable 7/25/32 @ 100	990,578
2,285,000	SLC Student Loan Trust, Class 2A3, Series 2006-1, 0.38%(US0003M+16bps), 3/15/55, Callable 12/15/30 @ 100	2,194,892
845,899	SLC Student Loan Trust, Class 2A3, Series 2008-1, 1.82%(US0003M+160bps), 12/15/32, Callable 12/15/27 @ 100	867,091
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 2.06%(US0003M+185bps), 7/25/73, Callable 10/25/22 @ 100	1,147,059
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 2.46%(US0003M+225bps), 10/25/83, Callable 10/25/22 @ 100	236,604
65,354	SLM Student Loan Trust, Class A, Series 2009-3, 0.90%(US0001M+75bps), 1/25/45, Callable 10/25/34 @ 100	64,916
626,396	SLM Student Loan Trust, Class A3, Series 2012-1, 1.10%(US0001M+95bps), 9/25/28, Callable 5/25/28 @ 100	596,773
931,590	SLM Student Loan Trust, Class A4, Series 2008-6, 1.31%(US0003M+110bps), 7/25/23, Callable 10/25/24 @ 100	908,393
338,542	SLM Student Loan Trust, Class A, Series 2008-9, 1.71%(US0003M+150bps), 4/25/23, Callable 10/25/22 @ 100	336,204
553,971	SLM Student Loan Trust, Class 2A3, Series 2003-7, 0.79%(US0003M+57bps), 9/15/39, Callable 12/15/29 @ 100	511,922
602,622	SLM Student Loan Trust, Class A4, Series 2007-7, 0.54%(US0003M+33bps), 1/25/22, Callable 7/25/23 @ 100	574,532
1,589,129	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 0.38%(US0003M+17bps), 4/25/40, Callable 4/25/26 @ 100(a)	1,535,920

Total Asset Backed Securities (Cost $11,226,824)		11,233,130

Collateralized Mortgage Obligations (8.4%):
788,777	AIMCO CLO, Class AR, Series 2015-AA, 1.09%(US0003M+85bps), 1/15/28, Callable 1/15/21 @ 100	787,119
1,230,883	Alternative Loan Trust, Class 4A1, Series 2005-56, 0.77%(US0001M+31bps), 11/25/35, Callable 1/25/21 @ 100	1,144,746
663,695	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 2.25%(US0006M+200bps), 6/25/45, Callable 1/25/21 @ 100	636,995
515,000	Bank of America Merrill Lynch Large Loan, Inc., Class A, Series 2018-PARK, 4.09%, 8/10/38(a)(b)	596,890
275,250	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 3.09%, 7/25/35, Callable 1/25/21 @ 100(b)	268,354
155,000	BX Trust, Class A, Series 2019-OC11, 3.20%, 12/9/41(a)	169,939

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$355,000	CALI Mortgage Trust, Class A, Series 2019-101C, 3.96%, 3/10/39(a)	$414,438
770,012	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 3.46%, 4/25/37, Callable 12/25/29 @ 100(b)	754,956
300,000	CPT Mortgage Trust, Class A, Series 2019-CPT, 2.87%, 11/13/39(a)	326,157
875,612	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 3.83%, 2/25/37, Callable 8/25/23 @ 100(b)	726,681
325,000	DC Office Trust, Class A, Series 2019-MTC, 2.97%, 9/15/45(a)	358,085
82,907	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 0.88%(US0001M+49bps), 9/25/35, Callable 1/25/21 @ 100	82,323
567,381	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 2.59%, 2/25/36, Callable 1/25/21 @ 100(b)	447,005
327,464	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 3.20%, 8/25/35, Callable 1/25/21 @ 100(b)	280,947
707,139	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 2.54%, 3/25/36, Callable 1/25/21 @ 100(b)	560,465
526,351	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 2.57%, 4/25/36, Callable 1/25/21 @ 100(b)	436,035
667,610	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 3.59%, 4/19/36, Callable 1/19/21 @ 100(b)	582,061
497,682	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.57%, 9/19/35, Callable 1/19/21 @ 100(b)	501,838
850,000	GoldenTree Loan Opportunities IX, Ltd., Class AR2, Series 2014-9A, 1.32%(US0003M+111bps), 10/29/29, Callable 1/29/21 @ 100(a)	850,000
1,168,179	GreenPoint Mortgage Funding Trust, Class A1A, Series 2006-AR1, 0.73%(US0001M+58bps), 2/25/36, Callable 1/25/21 @ 100	1,147,976
1,364,829	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 0.35%(US0001M+20bps), 11/19/36, Callable 3/19/25 @ 100	1,147,925
325,000	Hudson Yards Mortgage Trust, Class A, Series 2019-55HY, 3.04%, 12/10/41(a)	362,323
330,000	Hudson Yards Mortgage Trust, Class A, Series 2019-30HY, 3.23%, 6/10/37(a)	371,415
325,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2019-OSB, 3.40%, 6/5/39(a)	370,601
820,000	LCM LP, Class ARR, Series 13A, 1.36%(US0003M+114bps), 7/19/27, Callable 1/19/21 @ 100	818,998
784,975	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 0.27%(US0001M+12bps), 7/25/37, Callable 7/25/23 @ 100	515,528
395,000	MKT Mortgage Trust, Class A, Series 2020-525M, 2.69%, 2/12/40(a)	423,946

See accompanying notes to the financial statements.

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$315,901	Morgan Stanley Resecuritization Trust, Class 3A, Series 2014-R8, 1.49%(12MTA+75bps), 6/26/47(a)	$309,295
284,443	MortgageIT Trust, Class 2A3, Series 2005-2, 1.80%(US0001M+165bps), 5/25/35, Callable 1/25/21 @ 100	281,369
320,000	Natixis Commercial Mortgage Securities, Class A, Series 20-2PAC, 2.97%, 1/15/25(a)	334,225
387,128	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/21 @ 100(b)	388,850
59,952	Nomura Resecuritization Trust, Class 2A3, Series 2014-7R, 0.35%(US0001M+20bps), 12/26/35	59,873
133,727	Octagon Investment Partners 25, Class AR, Series 2015-1A, 1.02%(US0003M+80bps), 10/20/26, Callable 1/20/21 @ 100	133,248
415,000	One Bryant Park Trust, Class A, Series 2019-OBP, 2.52%, 9/13/49(a)	440,514
750,000	Park Avenue Institutional Advisers CLO, Ltd., Class A1A, Series 2021-1A(US0003M+139bps), 1/20/34	750,000
185,000	RBSCF Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(a)(b)	195,092
483,355	Recette Clo, Ltd., Class AR, Series 2015-1A, 1.14%(US0003M+92bps), 10/20/27, Callable 1/20/21 @ 100	482,067
1,108,441	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 0.33%(US0001M+18bps), 12/25/36, Callable 8/25/21 @ 100	1,045,239
1,346,818	Structured Asset Mortgage Investments II Trust, Class 3A1, Series 2006-AR1, 0.61%(US0001M+23bps), 2/25/36, Callable 1/25/21 @ 100	1,247,985
750,000	TCI-Flatiron CLO, Ltd., Class AR2, Series 2016-1A(US0003M+115bps), 1/17/32	750,000
550,000	TCI-Flatiron CLO, Ltd., Class AR, Series 2016-1, 1.44%(US0003M+122bps), 7/17/28	549,610
1,230,625	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 0.73%(US0001M+29bps), 7/25/45, Callable 1/25/21 @ 100	1,190,780
441,423	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 3.60%, 3/25/35, Callable 1/25/21 @ 100(b)	430,334
527,870	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 0.61%(US0001M+23bps), 4/25/45, Callable 1/25/21 @ 100	496,617
233,151	WaMu Mortgage Pass-Through Certificates, Class A1A, Series 2004-AR10, 0.59%(US0001M+44bps), 7/25/44, Callable 1/25/21 @ 100	224,146
345,892	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 2.95%, 9/25/36, Callable 1/25/21 @ 100(b)	309,865

Total Collateralized Mortgage Obligations (Cost $24,321,119)		24,702,855

Principal Amount		Value
Corporate Bonds (18.6%):
Airlines (0.2%):
$65,112	U.S. Airways Group, Inc., Series 2001-1G PTT, 7.08%, 9/20/22	$63,726
541,363	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	512,102

		575,828

Banks (1.5%):
110,000	Bank of America Corp., 1.32%(SOFR+115bps), 6/19/26, Callable 6/19/25 @ 100, MTN	111,750
220,000	Bank of America Corp., 2.88%(US0003M+119bps), 10/22/30, Callable 10/22/29 @ 100, MTN	240,376
160,000	Bank of America Corp., 2.59%(SOFR+215bps), 4/29/31, Callable 4/29/30 @ 100	170,983
315,000	Bank of America Corp., 4.08%(US0003M+315bps), 3/20/51, Callable 3/20/50 @ 100, MTN	396,432
355,000	Citigroup, Inc., 2.57%(SOFR+211bps), 6/3/31, Callable 6/3/30 @ 100	377,032
730,000	JPMorgan Chase & Co., 4.02%(US0003M+100bps), 12/5/24, Callable 12/5/23 @ 100	802,022
410,000	Wells Fargo & Co., 3.58%(US0003M+131bps), 5/22/28, Callable 5/22/27 @ 100, MTN	464,515
200,000	Wells Fargo & Co., 2.88%(US0003M+117bps), 10/30/30, Callable 10/30/29 @ 100, MTN	217,102
410,000	Wells Fargo & Co., 3.07%(SOFR+253bps), 4/30/41, Callable 4/30/40 @ 100	444,523
695,000	Wells Fargo & Co., 5.01%(US0003M+424bps), 4/4/51, Callable 4/4/50 @ 100, MTN	987,298

		4,212,033

Beverages (0.3%):
710,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46, Callable 8/1/45 @ 100	921,466

Biotechnology (0.5%):
428,000	AbbVie, Inc., 4.55%, 3/15/35, Callable 9/15/34 @ 100	540,987
143,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	179,723
145,000	AbbVie, Inc., 4.05%, 11/21/39, Callable 5/21/39 @ 100	173,397
35,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	44,456
150,000	AbbVie, Inc., 4.88%, 11/14/48, Callable 5/14/48 @ 100	203,115
110,000	AbbVie, Inc., 4.25%, 11/21/49, Callable 5/21/49 @ 100	137,114

		1,278,792

Capital Markets (0.3%):
150,000	Goldman Sachs Group, Inc. (The), 3.69%(US0003M+151bps), 6/5/28, Callable 6/5/27 @ 100	172,317
255,000	Raymond James Financial, 4.95%, 7/15/46	348,844
250,000	SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	257,527

		778,688

See accompanying notes to the financial statements.

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Chemicals (0.2%):
$425,000	International Flavors & Fragrances, Inc., 5.00%, 9/26/48, Callable 3/26/48 @ 100	$569,780
135,000	Nutrition & Biosciences, Inc., 3.47%, 12/1/50, Callable 6/1/50 @ 100(a)	146,610

		716,390

Commercial Services & Supplies (0.1%):
267,000	Clean Harbors, Inc., 5.13%, 7/15/29, Callable 7/15/24 @ 102.56	292,031
114,000	Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 2/15/21 @ 104.13(a)	116,280

		408,311

Consumer Finance (1.2%):
650,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	650,003
105,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	105,190
55,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	55,082
255,000	Ford Motor Credit Co. LLC, 3.81%, 10/12/21	258,184
150,000	Ford Motor Credit Co. LLC, 1.10%(US0003M+88bps), 10/12/21	148,135
95,000	Ford Motor Credit Co. LLC, 3.22%, 1/9/22	95,832
455,000	Ford Motor Credit Co. LLC, 3.34%, 3/28/22, Callable 2/28/22 @ 100	460,117
300,000	General Motors Financial Co., Inc., 3.20%, 7/6/21, Callable 6/6/21 @ 100	303,086
275,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	282,425
575,000	General Motors Financial Co., Inc., 4.20%, 11/6/21	591,471
60,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100	61,754
375,000	General Motors Financial Co., Inc., 3.15%, 6/30/22, Callable 5/30/22 @ 100	388,194
155,000	General Motors Financial Co., Inc., 3.55%, 7/8/22	161,773

		3,561,246

Containers & Packaging (0.1%):
200,000	Ball Corp., 4.00%, 11/15/23	213,000
110,000	Graphic Packaging International LLC, 4.75%, 7/15/27, Callable 4/15/27 @ 100	121,275
25,000	Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24, Callable 2/11/21 @ 102.75(a)	25,906
25,000	Sealed Air Corp., 4.00%, 12/1/27, Callable 9/1/27 @ 100(a)	26,625

		386,806

Diversified Financial Services (0.4%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	668,943
170,000	BP Capital Markets America, Inc., 3.63%, 4/6/30, Callable 1/6/30 @ 100	197,632
55,000	BP Capital Markets America, Inc., 3.00%, 2/24/50, Callable 8/24/49 @ 100	56,433
275,000	GE Capital Funding LLC, 4.40%, 5/15/30, Callable 2/15/30 @ 100(a)	323,397
35,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/11/21 @ 100	35,350

		1,281,755

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services (1.0%):
$375,000	AT&T, Inc., 1.40%(US0003M+118bps), 6/12/24	$383,948
300,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	358,010
290,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	351,090
255,000	AT&T, Inc., 4.30%, 12/15/42, Callable 6/15/42 @ 100	297,204
125,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	153,033
10,000	AT&T, Inc., 3.50%, 9/15/53, Callable 3/15/53 @ 100(a)	10,034
1,115,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100(a)	1,164,151
64,000	CenturyLink, Inc., 4.00%, 2/15/27, Callable 2/15/23 @ 102	65,680
175,000	Qwest Corp., 7.25%, 9/15/25	204,995

		2,988,145

Electric Utilities (1.4%):
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100	340,277
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	663,498
400,000	Cleco Power LLC, 6.00%, 12/1/40	540,940
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	1,265,941
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	970,971
700,000	Public Service Oklahoma, 4.40%, 2/1/21	702,113

		4,483,740

Electrical Equipment (0.1%):
165,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(a)	183,150

Entertainment (0.3%):
95,000	Live Nation Entertainment Inc., 4.75%, 10/15/27, Callable 10/15/22 @ 103.56(a)	97,019
275,000	Walt Disney Co. (The), 2.65%, 1/13/31	301,748
420,000	Walt Disney Co. (The), 3.60%, 1/13/51, Callable 7/13/50 @ 100	509,902

		908,669

Equity Real Estate Investment Trusts (1.3%):
590,000	American Campus Communities Operating Partnership LP, 3.63%, 11/15/27, Callable 8/15/27 @ 100	647,083
295,000	CyrusOne LP/CyrusOne Finance Corp., 2.15%, 11/1/30, Callable 8/1/30 @ 100	287,867
205,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	230,885
440,000	GLP Capital LP, 5.38%, 4/15/26, Callable 1/15/26 @ 100	504,983
105,000	GLP Capital LP, 5.75%, 6/1/28, Callable 3/3/28 @ 100	124,272
290,000	GLP Capital LP, 5.30%, 1/15/29, Callable 10/15/28 @ 100	336,594
5,000	GLP Capital LP, 4.00%, 1/15/30, Callable 10/15/29 @ 100	5,437
20,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	21,928
265,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	293,147

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$100,000	MGM Growth/MGM Finance, 5.63%, 5/1/24, Callable 2/1/24 @ 100	$108,250
112,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 2/11/21 @ 102.44	114,800
1,440,000	Welltower, Inc., 3.75%, 3/15/23, Callable 12/15/22 @ 100	1,530,014

		4,205,260

Food & Staples Retailing (0.2%):
190,000	The Kroger Co., 5.40%, 1/15/49, Callable 7/15/48 @ 100	275,297
300,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	339,938

		615,235

Food Products (0.9%):
30,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75	34,538
215,000	Kraft Heinz Foods Co., 5.00%, 6/4/42	251,819
705,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	763,664
960,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 4/1/49 @ 100(a)	1,117,683
25,000	Pilgrim’s Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94(a)	27,000
150,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 3/1/22 @ 102.88	159,001

		2,353,705

Health Care Providers & Services (2.4%):
200,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	219,740
140,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	148,400
183,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	192,379
840,000	Centene Corp., 3.00%, 10/15/30, Callable 7/15/30 @ 100	888,300
1,300,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	1,494,431
145,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	153,406
1,140,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	1,540,977
164,000	Encompass Health Corp., 4.75%, 2/1/30, Callable 2/1/25 @ 102.38	175,070
490,000	HCA, Inc., 5.00%, 3/15/24	550,025
93,000	HCA, Inc., 5.25%, 4/15/25	108,461
320,000	HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	406,000
145,000	HCA, Inc., 5.25%, 6/15/49, Callable 12/15/48 @ 100	189,950
75,000	Humana, Inc., 4.95%, 10/1/44, Callable 4/1/44 @ 100	101,294
170,000	Molina Healthcare, Inc., 5.38%, 11/15/22, Callable 8/15/22 @ 100	179,987
109,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(a)	115,540

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$156,000	Tenet Healthcare Corp., 4.63%, 7/15/24, Callable 2/11/21 @ 102.31	$159,900
135,000	Tenet Healthcare Corp., 4.88%, 1/1/26, Callable 3/1/22 @ 102.44	140,738
135,000	Tenet Healthcare Corp., 5.13%, 11/1/27, Callable 11/1/22 @ 102.56	143,100

		6,907,698

Health Care Technology (0.0%†):
25,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25, Callable 1/22/21 @ 102.88(a)	25,437

Hotels, Restaurants & Leisure (0.1%):
274,000	Churchill Downs, Inc., 5.50%, 4/1/27, Callable 4/1/22 @ 102.75	290,098
100,000	Churchill Downs, Inc., 4.75%, 1/15/28, Callable 1/15/23 @ 102.38	105,500

		395,598

Household Products (0.1%):
200,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 2/11/21 @ 102.88	206,250

Industrial Conglomerates (0.2%):
190,000	General Electric Capital Corp., Series A, 6.75%, 3/15/32, MTN	266,925
273,000	General Electric Co., 5.88%, 1/14/38, MTN	369,652

		636,577

Insurance (0.8%):
900,000	Farmers Exchange Capital III, 5.45%(US0003M+345bps), 10/15/54, Callable 10/15/34 @ 100(a)	1,136,832
670,000	Farmers Insurance Exchange, 4.75%(US0003M+323bps), 11/1/57, Callable 11/1/37 @ 100	732,158
565,000	Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50, Callable 11/15/49 @ 100	622,214

		2,491,204

IT Services (0.0%†):
87,000	Colt Merger Sub, Inc., 6.25%, 7/1/25, Callable 7/1/22 @ 103.13(a)	92,655

Media (0.6%):
290,000	Cable One, Inc., 4.00%, 11/15/30, Callable 11/15/25 @ 102(a)	300,875
125,000	CCO Holdings LLC, 5.38%, 6/1/29, Callable 6/1/24 @ 102.69(a)	137,188
210,000	CCO Holdings LLC, 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(a)	223,650
172,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25	183,610
35,000	Charter Communications Operating LLC, 4.80%, 3/1/50, Callable 9/1/49 @ 100	41,720
250,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.75%, 4/1/48, Callable 10/1/47 @ 100	326,880
200,000	CSC Holdings LLC, 5.50%, 5/15/26, Callable 5/15/21 @ 102.75	207,500

See accompanying notes to the financial statements.

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$30,000	CSC Holdings LLC, 5.38%, 2/1/28, Callable 2/1/23 @ 102.69(a)	$32,025
290,000	Time Warner Cable, Inc., 5.88%, 11/15/40, Callable 5/15/40 @ 100	384,132

		1,837,580

Oil, Gas & Consumable Fuels (1.6%):
76,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 2/11/21 @ 100	76,000
304,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 2/11/21 @ 103.75^	282,720
40,000	Antero Resources Corp., 8.38%, 7/15/26, Callable 1/15/24 @ 104.19(a)	40,600
25,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 2/11/21 @ 102.63	25,688
35,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88	37,625
210,000	Energy Transfer Operating LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	245,963
264,000	Energy Transfer Operating LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	304,920
700,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	784,875
95,000	Exxon Mobil Corp., 3.48%, 3/19/30, Callable 12/19/29 @ 100	109,984
185,000	Exxon Mobil Corp., 4.23%, 3/19/40, Callable 9/19/39 @ 100	229,857
285,000	Exxon Mobil Corp., 4.33%, 3/19/50, Callable 9/19/49 @ 100	371,491
400,000	Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	501,209
200,000	Occidental Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	169,500
150,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100	167,599
250,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100(a)	263,750
250,000	Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100	256,250
60,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.88%, 1/15/29, Callable 1/15/24 @ 103.44^	67,200
350,000	Williams Partners LP, 6.30%, 4/15/40	464,947

		4,400,178

Pharmaceuticals (1.0%):
195,000	Bayer US Finance II LLC, 4.25%, 12/15/25, Callable 10/15/25 @ 100(a)	222,822
955,000	Bayer US Finance II LLC, 4.38%, 12/15/28, Callable 9/15/28 @ 100(a)	1,122,057
410,000	Bayer US Finance II LLC, 4.63%, 6/25/38, Callable 12/25/37 @ 100(a)	498,714
480,000	Bayer US Finance II LLC, 4.88%, 6/25/48, Callable 12/25/47 @ 100(a)	615,937
200,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 1/22/21 @ 102.44	203,750

		2,663,280

Principal Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment (0.2%):
$485,000	Intel Corp., 4.75%, 3/25/50, Callable 9/25/49 @ 100	$676,718

Software (0.0%†):
121,000	SS&C Technologies, Inc., 5.50%, 9/30/27, Callable 3/30/22 @ 104.13(a)	129,319

Textiles, Apparel & Luxury Goods (0.0%†):
25,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 4/1/26, Callable 4/1/21 @ 105.16	26,188
81,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	86,063

		112,251

Tobacco (0.5%):
20,000	BAT Capital Corp., 2.73%, 3/25/31, Callable 12/25/30 @ 100	20,715
615,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	681,345
610,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	779,148

		1,481,208

Trading Companies & Distributors (0.2%):
655,000	Air Lease Corp., 3.50%, 1/15/22	671,695

Wireless Telecommunication Services (0.9%):
27,000	Sprint Corp., 7.88%, 9/15/23	31,252
194,250	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	196,131
1,105,000	Sprint Spectrum Co. LLC, 4.74%, 3/20/25(a)	1,199,909
235,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100(a)	272,105
307,000	T-Mobile USA, Inc., 2.55%, 2/15/31, Callable 11/15/30 @ 100(a)	322,280
395,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100(a)	479,758

		2,501,435

Total Corporate Bonds (Cost $49,029,223)		55,088,302

Foreign Bonds (1.8%):
Sovereign Bond (1.8%):
310,000,000	Japan Treasury Discount Bill, 3/15/21+(c)(d)	3,003,298
230,000,000	Japan Treasury Discount Bill, 3/22/21+(c)(d)	2,228,293

Total Foreign Bonds (Cost $5,199,028)		5,231,591

Yankee Debt Obligations (5.6%):
Aerospace & Defense (0.1%):
35,000	Avolon Holdings Funding, Ltd., 5.13%, 10/1/23, Callable 9/1/23 @ 100(a)	37,669
30,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(a)	32,587
345,000	Avolon Holdings Funding, Ltd., 2.88%, 2/15/25, Callable 1/15/25 @ 100(a)	349,313

		419,569

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Banks (0.8%):
$345,000	HSBC Holdings plc, 1.59%(SOFR+129bps), 5/24/27, Callable 5/24/26 @ 100	$349,824
440,000	HSBC Holdings plc, 2.01%(SOFR+173bps), 9/22/28, Callable 9/22/27 @ 100	446,973
145,000	Lloyds Banking Group plc, 4.05%, 8/16/23	157,650
390,000	Lloyds Banking Group plc, 3.90%, 3/12/24	428,510
390,000	Santander UK Group Holdings plc, 4.80%(US0003M+157bps), 11/15/24, Callable 11/15/23 @ 100	432,123
410,000	Santander UK plc, 5.00%, 11/7/23(a)	453,728

		2,268,808

Beverages (0.1%):
135,000	Bacardi, Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100(a)	160,121
105,000	Bacardi, Ltd., 5.30%, 5/15/48, Callable 11/15/47 @ 100(a)	141,667

		301,788

Commercial Services & Supplies (0.1%):
178,000	GFL Environmental, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56	189,348

Containers & Packaging (0.1%):
250,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(a)	264,063

Diversified Financial Services (0.9%):
1,191,000	GE Capital International Funding, 4.42%, 11/15/35	1,417,440
111,000	Intelsat Jackson Holdings SA, 8.50% (LIBOR+550bps), 10/15/24, Callable 2/11/21 @ 106.38(a)(e)	78,810
540,000	Intelsat Jackson Holdings SA, 9.75% (LIBOR+550bps), 7/15/25, Callable 7/15/21 @ 104.88(a)(e)	386,100
29,000	OI European Group BV, 4.00%, 3/15/23, Callable 12/15/22 @ 100(a)	29,580
100,000	Park Aerospace Holdings, 5.25%, 8/15/22, Callable 7/15/22 @ 100(a)	104,750
285,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(a)	298,538
255,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	278,587
20,000	Shell International Finance BV, 4.00%, 5/10/46	25,089
290,000	Virgin Media Secured Finance plc, 5.50%, 5/15/29, Callable 5/15/24 @ 102.75(a)	313,200

		2,932,094

Energy Equipment & Services (0.0%†):
58,200	Transocean Phoenix 2, Ltd., 7.75%, 10/15/24, Callable 2/11/21 @ 103.88	56,745
117,780	Transocean Pontus, Ltd., 6.13%, 8/1/25, Callable 8/1/21 @ 104.59(a)	110,713
121,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/1/22 @ 105.16(a)	110,110
41,400	Transocean Proteus, Ltd., 6.25%, 12/1/24, Callable 2/11/21 @ 103.13(a)	38,812

		316,380

Food & Staples Retailing (0.2%):
475,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100	534,375

Principal Amount		Value
Yankee Debt Obligations, continued
Hotels, Restaurants & Leisure (0.1%):
$150,000	1011778 BC ULC / New Red Finance, Inc., 3.50%, 2/15/29, Callable 2/15/24 @ 101.75(a)	$150,000

Metals & Mining (0.1%):
200,000	Indonesia Asahan Aluminium Persero PT, 6.53%, 11/15/28	251,750

Oil, Gas & Consumable Fuels (0.8%):
200,000	KazMunayGas National Co. JSC, 5.38%, 4/24/30	246,250
151,000	Petrobras Global Finance BV, 5.09%, 1/15/30	168,931
200,000	Petroleos del Peru SA, 4.75%, 6/19/32	230,500
175,000	Petroleos Mexicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100	173,919
365,000	Petroleos Mexicanos, 6.63%, 6/15/35	360,429
630,000	Petroleos Mexicanos, 6.75%, 9/21/47	588,885
85,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	80,310
300,000	Shell International Finance BV, 4.38%, 5/11/45	395,007

		2,244,231

Pharmaceuticals (0.1%):
215,000	Bausch Health Cos., Inc., 7.00%, 3/15/24, Callable 2/11/21 @ 103.5(a)	220,644

Professional Services (0.3%):
121,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	128,865
125,000	IHS Markit, Ltd., 4.75%, 2/15/25, Callable 11/15/24 @ 100(a)	143,438
104,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	118,820
295,000	IHS Markit, Ltd., 4.75%, 8/1/28, Callable 5/1/28 @ 100	362,481

		753,604

Sovereign Bond (1.1%):
400,000	Abu Dhabi Government International, 2.50%, 9/30/29	431,896
200,000	Arab Republic of Egypt, 7.60%, 3/1/29	229,753
200,000	Dominican Republic International Bond, 4.50%, 1/30/30(a)	217,250
425,000	Mexico Government International Bond, 2.66%, 5/24/31, Callable 2/24/31 @ 100	434,562
200,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	222,500
200,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100	210,278
200,000	Republic of Colombia, 5.00%, 6/15/45, Callable 12/15/44 @ 100	244,838
200,000	Republic of Peru, 4.13%, 8/25/27	234,967
200,000	Republic of South Africa Government International Bond, 4.85%, 9/30/29	212,252
200,000	Russian Federation, 4.75%, 5/27/26	231,028
200,000	Saudi Government International Bond, 3.63%, 3/4/28	224,254
200,000	Saudi Government International Bond, 3.75%, 1/21/55(a)	218,232
200,000	State of Qatar, 4.63%, 6/2/46	265,940

		3,377,750

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
Yankee Debt Obligations, continued
Thrifts & Mortgage Finance (0.2%):
$230,000	Nationwide Building Society, 3.62%(US0003M+118bps), 4/26/23, Callable 4/26/22 @ 100(a)	$238,929
330,000	Nationwide Building Society, 3.77%(US0003M+106bps), 3/8/24, Callable 3/8/23 @ 100(a)	350,655

		589,584

Trading Companies & Distributors (0.2%):
555,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 2/1/22, Callable 1/1/22 @ 100	570,365

Wireless Telecommunication Services (0.4%):
813,000	Vodafone Group plc, 4.88%, 6/19/49	1,082,918

Total Yankee Debt Obligations (Cost $15,576,809)		16,467,271

Municipal Bonds (1.3%):
Massachusetts (0.2%):
460,000	Commonwealth of Massachusetts, GO, Series C, 3.00%, 3/1/49, Continuously Callable @100	492,412

Florida (0.1%):
130,000	Greater Orlando Aviation Authority Revenue, 4.00%, 10/1/44, Continuously Callable @100	148,663

California (0.5%):
700,000	Los Angeles Unified School District, Build America Bonds, GO, 5.76%, 7/1/29	892,913
635,000	Regents of the University of California Medical Center Pooled Revenue, Series N, 3.26%, 5/15/60, Continuously Callable @100	716,655
120,000	San Francisco City & County Airport Comm-San Francisco International Airport Revenue, 5.00%, 5/1/49, Continuously Callable @100	147,708

		1,757,276

New York (0.5%):
145,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 2.40%, 11/1/32, Continuously Callable @100	146,995
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 5/1/40, Continuously Callable @100	239,666
130,000	New York City Water & Sewer System Revenue, 4.00%, 6/15/50, Continuously Callable @100	155,895
125,000	New York City Water & Sewer System Revenue, 4.00%, 6/15/50, Continuously Callable @100	148,821
390,000	New York State Dormitory Authority Revenue, 4.00%, 3/15/44, Continuously Callable @100	459,623
255,000	New York State Urban Development Corp. Revenue, 4.00%, 3/15/43, Continuously Callable @100	302,598

		1,453,598

Total Municipal Bonds (Cost $3,599,790)		3,851,949

U.S. Government Agency Mortgages (30.9%):
Federal Home Loan Mortgage Corporation (8.7%):
337,079	3.00%, 3/1/31, Pool #G18592	356,819
915,053	3.50%, 1/1/34, Pool #G16756	978,875
1,335,624	3.50%, 4/1/44, Pool #G07848	1,481,789
1,859,829	3.50%, 4/1/45, Pool #G60023	2,062,837
1,503,083	4.00%, 12/1/45, Pool #G60344	1,665,687

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,175,843	3.50%, 6/1/46, Pool #G08711	$1,256,006
683,093	3.00%, 8/1/46, Pool #G08715	722,498
807,339	3.50%, 8/1/46, Pool #G08716	862,379
316,291	3.50%, 9/1/46, Pool #G08722	337,854
183,787	3.00%, 9/1/46, Pool #G08721	194,389
910,586	3.00%, 10/1/46, Pool #G08726	963,114
1,010,061	3.00%, 11/1/46, Pool #G08732	1,068,328
1,225,777	3.00%, 1/1/47, Pool #G08741	1,296,489
1,001,140	3.50%, 4/1/47, Pool #G67703	1,103,074
337,253	Class PA, Series 4846, 4.00%, 6/15/47	349,762
576,187	3.50%, 12/1/47, Pool #G08792	611,720
1,367,664	3.50%, 12/1/47, Pool #G67706	1,495,659
2,362,086	3.50%, 1/1/48, Pool #G67707	2,613,397
693,184	3.50%, 2/1/48, Pool #G08800	734,778
1,358,619	4.00%, 3/1/48, Pool #G67711	1,499,406
702,022	3.50%, 3/1/48, Pool #G67710	758,124
173,318	Class CA, Series 4818, 3.00%, 4/15/48	180,091
5,655	4.00%, 6/1/48, Pool #G67713	6,167
705,944	3.50%, 6/1/48, Pool #G08816	748,305
220,804	5.00%, 7/1/48, Pool #G08833	244,422
515,197	4.50%, 10/1/48, Pool #G08843	558,815
1,301,675	Class HZ, Series 4639, 3.25%, 4/15/53	1,471,627

		25,622,411

Federal National Mortgage Association (14.7%):
1,245,000	3.06%, 5/1/22, Pool #471258	1,282,308
754,349	Class X1, Series 2020-M10, 1.80%, 12/25/30	104,993
594,121	3.50%, 1/1/32, Pool #AB4262	627,662
97,123	3.00%, 7/1/32, Pool #MA3060	102,619
442,894	3.00%, 10/1/33, Pool #MA1676	476,472
1,375,000	1.50%, 1/25/35, TBA	1,414,746
1,725,000	2.00%, 1/25/36, TBA	1,803,434
485,000	2.46%, 4/1/40, Pool #BL6060	514,438
1,281,957	2.00%, 9/1/40, Pool #MA4152	1,338,153
1,557,308	2.00%, 10/1/40, Pool #MA4176	1,619,979
47,451	4.00%, 8/1/42, Pool #MA1146	52,147
883,512	3.50%, 4/1/43, Pool #MA1404	950,441
463,061	4.50%, 2/1/46, Pool #AL9106	511,433
273,988	Class QA, Series 2018-57, 3.50%, 5/25/46	282,865
757,055	Class PA, Series 2018-55, 3.50%, 1/25/47	775,010
340,676	4.00%, 6/1/47, Pool #AS9830	365,189
334,561	4.00%, 7/1/47, Pool #AS9972	358,634
20,721	4.00%, 8/1/47, Pool #MA3088	22,374
1,281,482	3.50%, 1/1/48, Pool #CA0996	1,398,875
75,664	3.50%, 1/1/48, Pool #MA3238	80,934
85,470	4.50%, 5/1/48, Pool #CA1711	93,797
912,181	4.50%, 5/1/48, Pool #CA1710	995,341
760,305	Class CT, Series 2018-43, 3.00%, 6/25/48	796,490
616,853	4.50%, 8/1/48, Pool #CA2208	670,017
1,399,966	3.50%, 6/1/49, Pool #CA3633	1,527,163
665,558	3.00%, 10/1/49, Pool #MA3811	683,878
12,750,000	2.00%, 1/25/50, TBA	13,244,062
7,975,000	2.00%, 2/25/50, TBA	8,274,062
1,375,000	2.50%, 1/25/51, TBA	1,449,336
1,750,000	2.50%, 2/25/51, TBA	1,841,465

		43,658,317

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (7.5%):
$517,971	3.50%, 3/20/46, Pool #MA3521	$553,526
543,091	3.50%, 4/20/46, Pool #MA3597	588,706
104,452	3.50%, 5/20/46, Pool #MA3663	111,784
222,931	3.50%, 9/20/46, Pool #MA3937	239,024
1,180,884	3.00%, 12/20/46, Pool #MA4126	1,257,579
909,933	3.50%, 1/20/47, Pool #MA4196	971,232
147,593	5.00%, 3/20/47, Pool #MA4324	166,144
191,178	3.50%, 6/20/47, Pool #MA4510	203,672
391,291	5.00%, 6/20/47, Pool #MA4513	428,951
541,264	4.00%, 9/20/47, Pool #MA4720	580,407
269,157	5.00%, 9/20/47, Pool #MA4722	300,295
603,454	3.00%, 11/20/47, Pool #MA4836	639,178
381,218	4.00%, 11/20/47, Pool #MA4838	408,787
230,347	3.50%, 11/20/47, Pool #MA4837	248,252
180,707	4.00%, 12/20/47, Pool #MA4901	193,775
1,915,088	3.50%, 12/20/47, Pool #MA4900	2,063,944
641,598	4.00%, 3/20/48, Pool #MA5078	689,942
1,282,817	4.50%, 8/20/48, Pool #MA5399	1,378,284
345,169	4.00%, 9/20/48, Pool #MA5466	371,492
456,415	Class NW, Series 2018-124, 3.50%, 9/20/48	477,417
761,232	3.00%, 10/20/49, Pool #MA6209	793,122
3,375,000	2.50%, 7/20/50, TBA	3,571,699
5,650,000	2.00%, 1/20/51, TBA	5,906,016

		22,143,228

Total U.S. Government Agency Mortgages (Cost $88,616,152)		91,423,956

U.S. Treasury Obligations (41.4%):
U.S. Treasury Bills (1.5%):
300,000	0.02%, 1/7/21(d)	299,999
885,000	0.04%, 1/19/21(d)	884,983
1,110,000	0.07%, 1/21/21(d)	1,109,971

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills, continued
$510,000	0.05%, 1/26/21(d)	$509,983
1,525,000	0.06%, 1/28/21(d)	1,524,934

		4,329,870

U.S. Treasury Bonds (5.1%):
15,149,000	1.63%, 11/15/50	15,087,457

U.S. Treasury Notes (34.8%):
11,185,000	0.13%, 10/31/22	11,185,000
29,420,000	0.13%, 11/30/22	29,420,000
18,755,000	0.13%, 12/31/22	18,757,930
19,455,000	0.38%, 11/30/25	19,482,359
20,565,000	0.38%, 12/31/25	20,581,066
3,688,000	0.88%, 11/15/30	3,675,324

		103,101,679

Total U.S. Treasury Obligations (Cost $122,426,937)		122,519,006

Short-Term Securities Held as Collateral for Securities on Loan (0.1%):
355,411	BlackRock Liquidity FedFund, Institutional Class , 0.38%(d)(f)	355,411

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $355,411)		355,411

Unaffiliated Investment Companies (2.0%):
Money Markets (2.0%):
5,914,824	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(d)	5,914,824

Total Unaffiliated Investment Company (Cost $5,914,824)		5,914,824

Total Investment Securities (Cost $326,266,117) — 113.9%(g)		336,788,295
Net other assets (liabilities) — (13.9)%		(41,002,535)

Net Assets — 100.0%		$295,785,760

Percentages indicated are based on net assets as of December 31, 2020.

12MTA—12 Month Treasury Average

GO—General Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $346,421.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2020.

(c)	All or a portion of this security has been pledged as collateral for open derivative positions.

(d)	The rate represents the effective yield at December 31, 2020.

(e)	Defaulted bond.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2020

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Ultra Long Term U.S. Treasury Bond March Future (U.S. Dollar)	3/22/21	2	$427,125	$(5,942)

				$(5,942)

Forward Currency Contracts

At December 31, 2020, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	2,978,779	Japanese Yen	310,000,000	Goldman Sachs	3/15/21	$(26,769)
U.S. Dollar	2,225,232	Japanese Yen	230,000,000	Citigroup	3/22/21	(4,942)

						$(31,711)

Total Net Forward Currency Contracts						$(31,711)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$—	$31,711

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$326,266,117

Investment securities, at value(a)	$336,788,295
Cash	4,689
Deposit at broker for futures contracts collateral	430,000
Interest and dividends receivable	927,094
Receivable for capital shares issued	36,832
Receivable for investments sold	5,069,881
Receivable for TBA investments sold	8,985,383
Receivable for variation margin on futures contracts	1,500
Prepaid expenses	1,593

Total Assets	352,245,267

Liabilities:
Unrealized depreciation on forward currency contracts	31,711
Payable for investments purchased	9,549,169
Payable for TBA investments purchased	46,282,625
Payable for capital shares redeemed	4,973
Payable for collateral received on loaned securities	355,411
Manager fees payable	124,915
Administration fees payable	25,289
Distribution fees payable	62,458
Custodian fees payable	3,929
Administrative and compliance services fees payable	940
Transfer agent fees payable	1,070
Trustee fees payable	3,405
Other accrued liabilities	13,612

Total Liabilities	56,459,507

Net Assets	$295,785,760

Net Assets Consist of:
Paid in capital	$265,704,191
Total distributable earnings	30,081,569

Net Assets	$295,785,760

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,984,613
Net Asset Value (offering and redemption price per share)	$10.96

(a)	Includes securities on loan of $346,421.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$6,682,810
Dividends	35,800
Income from securities lending	5,990

Total Investment Income	6,724,600

Expenses:
Manager fees	1,760,905
Administration fees	138,281
Distribution fees	733,712
Custodian fees	15,902
Administrative and compliance services fees	5,169
Transfer agent fees	6,072
Trustee fees	17,506
Professional fees	14,379
Shareholder reports	9,037
Other expenses	6,037

Total expenses before reductions	2,707,000
Less expenses voluntarily waived/reimbursed by the Manager	(293,481)

Net expenses	2,413,519

Net Investment Income/(Loss)	4,311,081

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	12,702,795
Net realized gains/(losses) on forward currency contracts	419,633
Net realized gains/(losses) on futures contracts	2,192,859
Net realized gains/(losses) on written options contracts	70,121
Net realized gains/(losses) on swap agreements	16,697
Change in net unrealized appreciation/depreciation on securities and foreign currencies	4,399,388
Change in net unrealized appreciation/depreciation on forward currency contracts	(94,126)
Change in net unrealized appreciation/depreciation on futures contracts	1,942
Change in net unrealized appreciation/depreciation on swap agreements	(270)

Net realized and Change in net unrealized gains/losses on investments	19,709,039

Change in Net Assets Resulting From Operations	$24,020,120

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,311,081	$7,662,752
Net realized gains/(losses) on investments	15,402,105	11,754,572
Change in unrealized appreciation/depreciation on investments	4,306,934	7,398,188

Change in net assets resulting from operations	24,020,120	26,815,512

Distributions to Shareholders:
Distributions	(12,644,991)	(7,861,474)

Change in net assets resulting from distributions to shareholders	(12,644,991)	(7,861,474)

Capital Transactions:
Proceeds from shares issued	35,317,127	8,208,805
Proceeds from dividends reinvested	12,644,991	7,861,474
Value of shares redeemed	(81,958,486)	(37,961,471)

Change in net assets resulting from capital transactions	(33,996,368)	(21,891,192)

Change in net assets	(22,621,239)	(2,937,154)
Net Assets:
Beginning of period	318,406,999	321,344,153

End of period	$295,785,760	$318,406,999

Share Transactions:
Shares issued	3,210,885	787,407
Dividends reinvested	1,169,749	745,871
Shares redeemed	(7,566,839)	(3,603,464)

Change in shares	(3,186,205)	(2,070,186)

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$10.55	$9.97	$10.20	$10.07	$10.01

Investment Activities:
Net Investment Income/(Loss)	0.16 (a)	0.25 (a)	0.26	0.17	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.74	0.60	(0.29)	0.15	0.07

Total from Investment Activities	0.90	0.85	(0.03)	0.32	0.23

Distributions to Shareholders From:
Net Investment Income	(0.30)	(0.27)	(0.20)	(0.16)	(0.11)
Net Realized Gains	(0.19)	—	—	(0.03)	(0.06)

Total Dividends	(0.49)	(0.27)	(0.20)	(0.19)	(0.17)

Net Asset Value, End of Period	$10.96	$10.55	$9.97	$10.20	$10.07

Total Return(b)	8.58%	8.49%	(0.21)%	3.14%	2.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$295,786	$318,407	$321,344	$366,574	$359,253
Net Investment Income/(Loss)	1.47%	2.37%	2.25%	1.63%	1.45%
Expenses Before Reductions(c)	0.92%	0.91%	0.91%	0.91%	0.91%
Expenses Net of Reductions	0.82%	0.81%	0.85%	0.86%	0.86%
Portfolio Turnover Rate	211%	203%	184%	198%	185%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

15

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of netassets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

16

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $581 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $355,411 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2020, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2020, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2020, the monthly average notional amount for short contracts was $2.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

17

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $22.6 million, and the monthly average notional amount for short contracts was $2.8 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2020, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. As of December 31, 2020, the Fund had no purchased options contracts. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written when writing options. As of December 31, 2020, the Fund had no written options contracts. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the period ended December 31, 2020, the monthly average notional amount for written options contracts was $1.6 thousand. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Statement of Assets and Liabilities.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2020, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $11.8 million for the year ended December 31, 2020. As of December 31, 2020, there were no investments in swaps agreements.

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$5,942

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	Unrealized depreciation on forward currency contracts	31,711

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$70,121	$—

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	2,192,859	1,942

Interest Rate Swap Agreements	Net Realized Gains/(Losses) on Swap Agreements	16,697	(270)

Foreign Exchange Risk

Forward Currency Contracts	Net Realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	419,633	(94,126)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2020. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

As of December 31, 2020, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$—	$31,711
Futures contracts	1,500	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,500	31,711
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,500)	—

Total assets and liabilities subject to a MNA	$—	$31,711

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Citigroup	$4,942	$—	$—	$—	$4,942
Goldman Sachs	26,769	—	—	—	26,769

Total	$31,711	$—	$—	$—	$31,711

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MetWest Total Return Bond Fund	0.60%	0.91%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $1,637 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$11,233,130	$—	$11,233,130
Collateralized Mortgage Obligations	—	24,702,855	—	24,702,855
Corporate Bonds+	—	55,088,302	—	55,088,302
Foreign Bonds+	—	5,231,591	—	5,231,591
Yankee Debt Obligations+	—	16,467,271	—	16,467,271
Municipal Bonds	—	3,851,949	—	3,851,949
U.S. Government Agency Mortgages	—	91,423,956	—	91,423,956
U.S. Treasury Obligations	—	122,519,006	—	122,519,006
Short-Term Securities Held as Collateral for Securities on Loan	355,411	—	—	355,411
Unaffiliated Investment Companies	5,914,824	—	—	5,914,824

Total Investment Securities	6,270,235	330,518,060	—	336,788,295

Other Financial Instruments:*
Futures Contracts	(5,942)	—	—	(5,942)
Forward Currency Contracts	—	(31,711)	—	(31,711)

Total Investments	$6,264,293	$330,486,349	$—	$336,750,642

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin for futures contracts or at unrealized gain or loss on forward contracts.

21

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$559,750,648	$597,906,982

For the year ended December 31, 2020, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$505,247,297	$532,644,860

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2020

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $326,304,127. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$11,424,453
Unrealized (depreciation)	(940,285)

Net unrealized appreciation/(depreciation)	$10,484,168

As of the end of its tax year ended December 31, 2020, the Fund did not have capital forwards (“CLCFs”).

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$11,386,479	$1,258,512	$12,644,991

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$7,861,474	$—	$7,761,474

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MetWest Total Return Bond Fund	$15,196,638	$4,441,855	$—	$10,484,168	$30,122,661

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, straddles and mark-to-market of futures contracts.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MetWest Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MetWest Total Return Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

24

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $3,625,706.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $1,258,512.

25

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

26

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

27

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

28

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

30

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.(

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

31

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Mid Cap Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 10

Statement of Operations
Page 10

Statements of Changes in Net Assets
Page 11

Financial Highlights
Page 12

Notes to the Financial Statements
Page 13

Report of Independent Registered Public Accounting Firm
Page 19

Other Federal Income Tax Information
Page 20

Other Information
Page 21

Approval of Investment Advisory and Subadvisory Agreements
Page 22

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned 14.53%. That compared to a 13.66% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of S&P MidCap 400 Index (“Index”) is designed to provide a comprehensive measure of mid-cap stock performance.

In the first quarter, fears of the coronavirus (COVID-19) outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Market Volatility Index2 (VIX) a measure of near-term stock market volatility surged to its highest level since the financial crisis and the S&P 500 Index3 experienced its quickest bear market contraction on record. Economic activity fell to a standstill with Purchasing Managers Index4 across the globe registering at their lowest levels on record and jobless claims surged. In late March, the U.S. saw a record number of initial claims with 3.3 million people filing claims for unemployment benefits compared to a consensus estimate of 1.4 million.

In the second quarter, global governments unleashed large stimulus packages to combat the shock on the economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve Board (the Fed) cut the federal funds rate target to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. The Fed also announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions during this quarter, with a sharper recovery from the troughs of late March. This has largely been supported by the historic policy response. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August, recording all-time highs. However, valuation concerns sparked market volatility in early September, leading to a market sell-off. COVID-19 continued to take center stage over the third quarter but easing restrictions, coupled with a drop in the number of new cases in the U.S. and ongoing accommodative policies by the Fed, supported the U.S. market recovery over the quarter. This performance came despite spikes in volatility and a market sell-off that dampened the recovery momentum.

In the fourth quarter, U.S. markets reacted positively to the election results despite a weak start to the quarter. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the U.S. was offset by positive vaccine news and the announcement of a $900 billion stimulus in late December, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in the year.

Most sectors within the Index posted positive returns over the year. The information technology, consumer discretionary, and healthcare sectors were the best performers, while the energy sector lagged the most. Utilities and real estate stocks also were among the lowest performers.*

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant affect on the Fund’s return in 2020.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[4]

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/16	14.82%	8.64%	—	—	12.17%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/09	14.53%	8.35%	11.99%	11.02%	14.06%
S&P MidCap 400 Index	5/1/09	13.66%	8.45%	12.35%	11.51%	14.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.32%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.57%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,320.40	$1.92	0.33%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,318.60	$3.38	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.48	$1.68	0.33%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.22	$2.95	0.58%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	17.7%

Information Technology	18.6

Financials	14.5

Consumer Discretionary	13.7

Health Care	10.7

Real Estate	8.7

Materials	5.5

Consumer Staples	3.5

Utilities	3.3

Communication Services	1.7

Energy	1.2

Total Common Stocks	99.1

Unaffiliated Investment Companies	1.0

Short-Term Securities Held as Collateral for Securities on Loan	0.2

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.1%):
Aerospace & Defense (1.0%):
32,934	Axon Enterprise, Inc.*	$4,035,402
21,576	Curtiss-Wright Corp.	2,510,368
43,489	Hexcel Corp.	2,108,782
28,796	Mercury Systems, Inc.*	2,535,776

		11,190,328

Air Freight & Logistics (0.5%):
47,375	XPO Logistics, Inc.*	5,647,100

Airlines (0.2%):
162,094	JetBlue Airways Corp.*	2,356,847

Auto Components (1.6%):
48,655	Adient plc*	1,691,734
75,392	Dana, Inc.	1,471,652
21,489	Fox Factory Holding Corp.*	2,271,602
126,997	Gentex Corp.	4,309,008
121,827	Goodyear Tire & Rubber Co.	1,329,133
28,288	Lear Corp.	4,498,640
14,463	Visteon Corp.*	1,815,396

		17,387,165

Automobiles (0.5%):
79,201	Harley-Davidson, Inc.	2,906,677
28,592	Thor Industries, Inc.	2,658,770

		5,565,447

Banks (6.0%):
80,226	Associated Banc-Corp.	1,367,853
49,889	BancorpSouth Bank	1,368,954
20,733	Bank of Hawaii Corp.	1,588,562
63,143	Bank OZK	1,974,482
39,042	Cathay General Bancorp	1,256,762
50,661	CIT Group, Inc.	1,818,730
54,626	Commerce Bancshares, Inc.	3,588,928
28,855	Cullen/Frost Bankers, Inc.	2,517,022
73,363	East West Bancorp, Inc.	3,720,238
168,087	F.N.B. Corp.	1,596,827
73,346	First Financial Bankshares, Inc.	2,653,292
287,263	First Horizon Corp.	3,665,476
84,749	Fulton Financial Corp.	1,078,007
49,124	Glacier Bancorp, Inc.	2,260,195
45,012	Hancock Whitney Corp.	1,531,308
78,068	Home Bancshares, Inc.	1,520,765
29,085	International Bancshares Corp.	1,088,942
61,000	PacWest Bancorp	1,549,400
39,170	Pinnacle Financial Partners, Inc.	2,522,548
48,130	Prosperity Bancshares, Inc.	3,338,297
27,747	Signature Bank	3,753,892
99,834	Sterling Bancorp	1,795,015
76,487	Synovus Financial Corp.	2,475,884
78,774	TCF Financial Corp.	2,916,213
26,380	Texas Capital Bancshares, Inc.*	1,569,610
32,762	Trustmark Corp.	894,730
22,516	UMB Financial Corp.	1,553,379
115,034	Umpqua Holdings Corp.	1,741,615
67,558	United Bankshares, Inc.	2,188,879
208,582	Valley National Bancorp	2,033,675
47,115	Webster Financial Corp.	1,985,897
29,647	Wintrust Financial Corp.	1,811,135

		66,726,512

Shares		Value
Common Stocks, continued
Beverages (0.4%):
4,737	Boston Beer Co., Inc. (The), Class A*	$4,709,952

Biotechnology (2.0%):
53,252	Arrowhead Pharmaceuticals, Inc.*	4,086,026
23,260	Emergent BioSolutions, Inc.*	2,084,096
160,485	Exelixis, Inc.*	3,220,934
66,248	Halozyme Therapeutics, Inc.*	2,829,452
8,231	Ligand Pharmaceuticals, Inc., Class B*^	818,573
26,083	Repligen Corp.*	4,998,286
23,031	United Therapeutics Corp.*	3,495,875

		21,533,242

Building Products (1.9%):
105,883	Builders FirstSource, Inc.*	4,321,085
18,057	Lennox International, Inc.	4,947,076
56,090	Owens Corning	4,249,378
22,684	Simpson Manufacturing Co., Inc.	2,119,820
60,005	Trex Co., Inc.*	5,023,619

		20,660,978

Capital Markets (2.5%):
23,508	Affiliated Managers Group, Inc.	2,390,764
59,025	Eaton Vance Corp.	4,009,568
21,057	Evercore, Inc., Class A	2,308,689
19,689	FactSet Research Systems, Inc.	6,546,594
49,360	Federated Hermes, Inc., Class B	1,426,010
42,073	Interactive Brokers Group, Inc., Class A	2,563,087
77,413	Janus Henderson Group plc	2,516,697
62,113	SEI Investments Co.	3,569,634
53,053	Stifel Financial Corp.	2,677,054

		28,008,097

Chemicals (2.5%):
28,108	Ashland Global Holdings, Inc.	2,226,154
47,169	Avient Corp.	1,899,967
29,539	Cabot Corp.	1,325,710
85,704	Chemours Co. (The)	2,124,602
21,562	Ingevity Corp.*	1,632,890
17,756	Minerals Technologies, Inc.	1,103,003
3,817	NewMarket Corp.	1,520,273
74,001	Olin Corp.	1,817,465
67,338	RPM International, Inc.	6,112,944
21,071	Scotts Miracle-Gro Co. (The)	4,196,079
22,038	Sensient Technologies Corp.	1,625,743
95,638	Valvoline, Inc.	2,213,063

		27,797,893

Commercial Services & Supplies (2.0%):
25,612	Brink’s Co. (The)	1,844,064
26,340	Clean Harbors, Inc.*	2,004,474
38,733	Healthcare Services Group, Inc.	1,088,397
30,849	Herman Miller, Inc.	1,042,696
22,539	HNI Corp.	776,694
69,684	IAA, Inc.*	4,528,067
67,145	KAR Auction Services, Inc.	1,249,568
18,706	MSA Safety, Inc.	2,794,489
47,357	Stericycle, Inc.*	3,283,261
27,984	Tetra Tech, Inc.	3,239,988

		21,851,698

See accompanying notes to the financial statements.

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Communications Equipment (1.0%):
79,974	Ciena Corp.*	$4,226,625
16,094	InterDigital, Inc.	976,584
39,112	Lumentum Holdings, Inc.*	3,707,818
38,156	NetScout Systems, Inc.*	1,046,238
33,336	ViaSat, Inc.*	1,088,420

		11,045,685

Construction & Engineering (1.2%):
78,085	AECOM*	3,887,070
16,669	Dycom Industries, Inc.*	1,258,843
28,526	EMCOR Group, Inc.	2,608,988
64,283	Fluor Corp.	1,026,600
29,038	MasTec, Inc.*	1,979,811
11,019	Valmont Industries, Inc.	1,927,554

		12,688,866

Construction Materials (0.2%):
21,716	Eagle Materials, Inc., Class A	2,200,917

Consumer Finance (0.6%):
21,330	Firstcash, Inc.	1,493,953
94,902	Navient Corp.	931,938
36,418	PROG Holdings, Inc.	1,961,838
193,443	SLM Corp.	2,396,758

		6,784,487

Containers & Packaging (1.0%):
33,541	AptarGroup, Inc.	4,591,427
13,366	Greif, Inc., Class A	626,598
81,262	O-I Glass, Inc.	967,018
41,020	Silgan Holdings, Inc.	1,521,022
51,864	Sonoco Products Co.	3,072,942

		10,779,007

Diversified Consumer Services (1.1%):
26,717	Adtalem Global Education, Inc.*	907,042
2,093	Graham Holdings Co., Class B	1,116,364
24,359	Grand Canyon Education, Inc.*	2,268,066
94,670	H&R Block, Inc.	1,501,466
89,522	Service Corp. International	4,395,531
12,551	Strategic Education, Inc.	1,196,487
24,058	WW International, Inc.*	587,015

		11,971,971

Diversified Financial Services (0.2%):
107,678	Jefferies Financial Group, Inc.	2,648,879

Electric Utilities (1.0%):
26,924	ALLETE, Inc.	1,667,673
56,575	Hawaiian Electric Industries, Inc.	2,002,189
26,151	IDACORP, Inc.	2,511,281
103,459	OGE Energy Corp.	3,296,204
41,514	PNM Resources, Inc.	2,014,674

		11,492,021

Electrical Equipment (3.4%):
19,140	Acuity Brands, Inc.	2,317,663
21,855	EnerSys	1,815,276
65,470	Enphase Energy, Inc.*	11,488,020
32,566	Generac Holdings, Inc.*	7,405,834
28,107	Hubbell, Inc.	4,406,897
88,329	nVent Electric plc	2,057,182
21,038	Regal-Beloit Corp.	2,583,677

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
80,870	Sunrun, Inc.*	$5,610,761

		37,685,310

Electronic Equipment, Instruments & Components (3.7%):
39,132	Arrow Electronics, Inc.*	3,807,544
51,360	Avnet, Inc.	1,803,250
23,301	Belden, Inc.	976,312
90,501	Cognex Corp.	7,265,873
12,665	Coherent, Inc.*	1,900,003
53,639	II-VI, Inc.*	4,074,418
69,752	Jabil, Inc.	2,966,553
12,605	Littlelfuse, Inc.	3,209,989
67,783	National Instruments Corp.	2,978,385
21,298	SYNNEX Corp.	1,734,509
129,650	Trimble, Inc.*	8,656,731
69,395	Vishay Intertechnology, Inc.	1,437,170

		40,810,737

Energy Equipment & Services (0.1%):
96,316	ChampionX Corp.*	1,473,635

Entertainment (0.2%):
55,614	Cinemark Holdings, Inc.	968,240
24,390	World Wrestling Entertainment, Inc., Class A	1,171,939

		2,140,179

Equity Real Estate Investment Trusts (8.3%):
71,326	American Campus Communities, Inc.	3,050,613
76,812	Apartment Income REIT Corp.*	2,950,349
153,416	Brixmor Property Group, Inc.	2,539,035
50,474	Camden Property Trust	5,043,362
22,083	Coresite Realty Corp.	2,766,558
58,136	Corporate Office Properties Trust	1,516,187
77,334	Cousins Properties, Inc.	2,590,689
62,407	Cyrusone, Inc.	4,565,072
85,756	Douglas Emmett, Inc.	2,502,360
20,500	EastGroup Properties, Inc.	2,830,230
38,839	EPR Properties	1,262,268
67,267	First Industrial Realty Trust, Inc.	2,833,959
69,983	Healthcare Realty Trust, Inc.	2,071,497
54,103	Highwoods Properties, Inc.	2,144,102
78,348	Hudson Pacific Properties, Inc.	1,881,919
57,633	JBG SMITH Properties	1,802,184
54,221	Kilroy Realty Corp.	3,112,285
44,790	Lamar Advertising Co., Class A	3,727,424
25,084	Life Storage, Inc.	2,994,779
277,772	Medical Properties Trust, Inc.	6,052,652
90,032	National Retail Properties, Inc.	3,684,109
117,641	Omega Healthcare Investors, Inc.	4,272,721
121,605	Parks Hotels & Resorts, Inc.	2,085,526
68,383	Pebblebrook Hotel Trust	1,285,600
108,235	Physicians Realty Trust	1,926,583
34,892	PotlatchDeltic Corp.	1,745,298
10,482	PS Business Parks, Inc.	1,392,743
71,118	Rayonier, Inc.	2,089,447
67,496	Rexford Industrial Realty, Inc.	3,314,729
107,809	Sabra Health Care REIT, Inc.	1,872,642
84,496	Service Properties Trust	970,859
59,431	Spirit Realty Capital, Inc.	2,387,343
122,477	STORE Capital Corp.	4,161,768

See accompanying notes to the financial statements.

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
57,698	The Macerich Co.^	$615,638
57,002	Urban Edge Properties	737,606
62,815	Weingarten Realty Investors	1,361,201

		92,141,337

Food & Staples Retailing (0.8%):
71,543	BJ’s Wholesale Club Holdings, Inc.*	2,667,123
19,141	Casey’s General Stores, Inc.	3,418,966
44,355	Grocery Outlet Holding Corp.*	1,740,934
61,624	Sprouts Farmers Market, Inc.*	1,238,642

		9,065,665

Food Products (1.8%):
83,989	Darling Ingredients, Inc.*	4,844,485
102,348	Flowers Foods, Inc.	2,316,135
42,710	Hain Celestial Group, Inc. (The)*	1,714,807
34,842	Ingredion, Inc.	2,741,020
10,223	Lancaster Colony Corp.	1,878,272
24,940	Pilgrim’s Pride Corp.*	489,073
31,659	Post Holdings, Inc.*	3,197,875
10,198	Sanderson Farms, Inc.	1,348,176
9,041	Tootsie Roll Industries, Inc.^	268,518
29,450	TreeHouse Foods, Inc.*	1,251,331

		20,049,692

Gas Utilities (1.2%):
46,909	National Fuel Gas Co.	1,929,367
50,080	New Jersey Resources Corp.	1,780,344
27,606	ONE Gas, Inc.	2,119,313
29,601	Southwest Gas Holdings, Inc.	1,798,261
26,750	Spire, Inc.	1,713,070
107,587	UGI Corp.	3,761,241

		13,101,596

Health Care Equipment & Supplies (3.2%):
24,985	Avanos Medical, Inc.*	1,146,312
19,378	Cantel Medical Corp.	1,528,149
39,739	Globus Medical, Inc., Class A*	2,591,778
26,253	Haemonetics Corp.*	3,117,544
34,572	Hill-Rom Holdings, Inc.	3,387,019
10,082	ICU Medical, Inc.*	2,162,488
36,685	Integra LifeSciences Holdings Corp.*	2,381,590
25,158	LivaNova plc*	1,665,711
26,249	Masimo Corp.*	7,044,706
27,634	Neogen Corp.*	2,191,376
26,850	NuVasive, Inc.*	1,512,461
17,457	Penumbra, Inc.*	3,054,975
19,821	Quidel Corp.*	3,560,842

		35,344,951

Health Care Providers & Services (2.9%):
46,483	Acadia Healthcare Co., Inc.*	2,336,236
17,004	Amedisys, Inc.*	4,987,783
8,246	Chemed Corp.	4,391,902
51,502	Encompass Health Corp.	4,258,700
39,830	HealthEquity, Inc.*	2,776,549
16,354	LHC Group, Inc.*	3,488,635
30,732	Molina Healthcare, Inc.*	6,536,083
45,276	Patterson Cos., Inc.	1,341,528
54,413	Tenet Healthcare Corp.*	2,172,711

		32,290,127

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure (3.9%):
41,566	Boyd Gaming Corp.*	$1,784,013
107,936	Caesars Entertainment, Inc.*	8,016,406
15,036	Choice Hotels International, Inc.	1,604,792
18,393	Churchill Downs, Inc.	3,582,772
12,361	Cracker Barrel Old Country Store, Inc.	1,630,663
11,869	Jack in the Box, Inc.	1,101,443
21,180	Marriott Vacations Worldwide Corp.	2,906,320
16,953	Papa John’s International, Inc.	1,438,462
76,469	Penn National Gaming, Inc.*	6,604,628
29,347	Scientific Games Corp., Class A*	1,217,607
39,077	Six Flags Entertainment Corp.	1,332,526
33,670	Texas Roadhouse, Inc., Class A	2,631,647
93,364	Wendy’s Co. (The)	2,046,539
15,445	Wingstop, Inc.	2,047,235
44,848	Wyndham Destinations, Inc.	2,011,881
48,204	Wyndham Hotels & Resorts, Inc.	2,865,246

		42,822,180

Household Durables (1.4%):
13,102	Helen of Troy, Ltd.*	2,911,133
46,005	KB Home	1,542,088
67,822	Taylor Morrison Home Corp., Class A*	1,739,634
99,019	Tempur Sealy International, Inc.*	2,673,513
59,270	Toll Brothers, Inc.	2,576,467
17,114	TopBuild Corp.*	3,150,345
65,031	TRI Pointe Group, Inc.*	1,121,785

		15,714,965

Household Products (0.1%):
30,421	Energizer Holdings, Inc.	1,283,158

Industrial Conglomerates (0.4%):
27,663	Carlisle Cos., Inc.	4,320,407

Insurance (4.2%):
7,417	Alleghany Corp.	4,477,569
36,336	American Financial Group, Inc.	3,183,760
46,280	Brighthouse Financial, Inc.*	1,675,567
122,183	Brown & Brown, Inc.	5,792,696
71,535	CNO Financial Group, Inc.	1,590,223
57,839	First American Financial Corp.	2,986,228
263,865	Genworth Financial, Inc., Class A*	997,410
19,323	Hanover Insurance Group, Inc. (The)	2,259,245
31,858	Kemper Corp.	2,447,650
11,124	Kinsale Capital Group, Inc.	2,226,246
13,879	Mercury General Corp.	724,623
145,738	Old Republic International Corp.	2,872,496
20,478	Primerica, Inc.	2,742,619
35,149	Reinsurance Group of America, Inc.	4,073,769
26,331	RenaissanceRe Holdings, Ltd.	4,366,207
20,515	RLI Corp.	2,136,637
30,777	Selective Insurance Group, Inc.	2,061,443

		46,614,388

Interactive Media & Services (0.2%):
50,229	TripAdvisor, Inc.*	1,445,591
35,388	Yelp, Inc.*	1,156,126

		2,601,717

Internet & Direct Marketing Retail (2.3%):
153,828	Airbnb, Inc., Series D(a)	21,584,581
48,018	Grubhub, Inc.*	3,566,297

		25,150,878

See accompanying notes to the financial statements.

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services (2.7%):
24,895	Alliance Data Systems Corp.	$1,844,720
13,044	CACI International, Inc., Class A*	3,252,260
21,204	Concentrix Corp.*	2,092,835
40,172	CoreLogic, Inc.	3,106,099
73,862	KBR, Inc.	2,284,552
34,201	LiveRamp Holdings, Inc.*	2,503,171
31,742	Maximus, Inc.	2,323,197
70,957	Perspecta, Inc.	1,708,645
164,866	Sabre Corp.	1,981,689
30,151	Science Applications International Corp.	2,853,491
56,632	Teradata Corp.*	1,272,521
22,870	WEX, Inc.*	4,654,730

		29,877,910

Leisure Products (0.8%):
40,515	Brunswick Corp.	3,088,864
181,396	Mattel, Inc.*	3,165,360
29,967	Polaris, Inc.	2,855,256

		9,109,480

Life Sciences Tools & Services (2.0%):
20,008	Bio-Techne Corp.	6,353,540
25,779	Charles River Laboratories International, Inc.*	6,441,141
14,328	Medpace Holdings, Inc.*	1,994,458
33,244	PRA Health Sciences, Inc.*	4,170,127
39,092	Syneos Health, Inc.*	2,663,338

		21,622,604

Machinery (4.7%):
31,829	AGCO Corp.	3,281,252
52,593	Colfax Corp.*	2,011,156
25,435	Crane Co.	1,975,282
65,375	Donaldson Co., Inc.	3,653,155
86,825	Graco, Inc.	6,281,788
44,775	ITT, Inc.	3,448,571
43,023	Kennametal, Inc.	1,559,154
30,792	Lincoln Electric Holdings, Inc.	3,579,570
28,963	Middleby Corp. (The)*	3,733,910
27,970	Nordson Corp.	5,620,571
35,246	Oshkosh Corp.	3,033,623
35,918	Terex Corp.	1,253,179
35,147	Timken Co.	2,718,972
55,605	Toro Co. (The)	5,273,578
44,535	Trinity Industries, Inc.	1,175,279
30,238	Woodward, Inc.	3,674,824

		52,273,864

Marine (0.2%):
31,120	Kirby Corp.*	1,612,950

Media (1.2%):
2,810	Cable One, Inc.	6,259,893
22,445	John Wiley & Sons, Inc., Class A	1,024,839
75,013	New York Times Co. (The), Class A	3,883,423
113,697	Tegna, Inc.	1,586,073

		12,754,228

Metals & Mining (1.5%):
62,341	Commercial Metals Co.	1,280,484
17,736	Compass Minerals International, Inc.	1,094,666
32,958	Reliance Steel & Aluminum Co.	3,946,721

Shares		Value
Common Stocks, continued
Metals & Mining, continued
33,853	Royal Gold, Inc.	$3,600,605
103,234	Steel Dynamics, Inc.	3,806,238
113,587	United States Steel Corp.	1,904,854
18,816	Worthington Industries, Inc.	966,013

		16,599,581

Multiline Retail (0.7%):
81,550	Kohl’s Corp.	3,318,269
56,258	Nordstrom, Inc.^	1,755,812
29,475	Ollie’s Bargain Outlet Holdings, Inc.*	2,410,171

		7,484,252

Multi-Utilities (0.6%):
32,556	Black Hills Corp.	2,000,566
103,434	MDU Resources Group, Inc.	2,724,452
26,066	NorthWestern Corp.	1,519,908

		6,244,926

Oil, Gas & Consumable Fuels (1.0%):
149,379	Antero Midstream Corp.	1,151,712
52,975	Cimarex Energy Co.	1,987,091
116,834	CNX Resources Corp.*	1,261,807
141,529	EQT Corp.*	1,798,834
208,891	Equitrans Midstream Corp.	1,679,484
75,416	Murphy Oil Corp.	912,534
32,643	World Fuel Services Corp.	1,017,156
207,399	WPX Energy, Inc.*	1,690,302

		11,498,920

Paper & Forest Products (0.3%):
28,807	Domtar Corp.	911,742
56,781	Louisiana-Pacific Corp.	2,110,549

		3,022,291

Personal Products (0.3%):
148,022	Coty, Inc., Class A	1,039,114
28,177	Edgewell Personal Care Co.	974,361
26,204	Nu Skin Enterprises, Inc., Class A	1,431,525

		3,445,000

Pharmaceuticals (0.7%):
28,873	Jazz Pharmaceuticals plc*	4,765,489
92,819	Nektar Therapeutics*	1,577,923
26,171	Prestige Consumer Healthcare, Inc.*	912,583

		7,255,995

Professional Services (0.8%):
27,255	ASGN, Inc.*	2,276,610
18,481	FTI Consulting, Inc.*	2,064,697
18,631	Insperity, Inc.	1,516,936
29,974	ManpowerGroup, Inc.	2,703,056

		8,561,299

Real Estate Management & Development (0.4%):
26,587	Jones Lang LaSalle, Inc.*	3,944,713

Road & Rail (0.8%):
26,855	Avis Budget Group, Inc.*	1,001,692
64,704	Knight-Swift Transportation Holdings, Inc.	2,705,921
19,990	Landstar System, Inc.	2,691,853
28,083	Ryder System, Inc.	1,734,406
29,878	Werner Enterprises, Inc.	1,171,815

		9,305,687

See accompanying notes to the financial statements.

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (4.4%):
30,039	Cirrus Logic, Inc.*	$2,469,206
15,060	CMC Materials, Inc.	2,278,578
57,182	Cree, Inc.*	6,055,574
43,926	First Solar, Inc.*	4,345,160
28,553	MKS Instruments, Inc.	4,295,799
21,969	Monolithic Power Systems, Inc.	8,045,706
33,614	Semtech Corp.*	2,423,233
22,835	Silicon Laboratories, Inc.*	2,907,809
26,539	SolarEdge Technologies, Inc.*	8,469,126
17,957	Synaptics, Inc.*	1,731,055
22,214	Universal Display Corp.	5,104,777

		48,126,023

Software (4.6%):
60,152	ACI Worldwide, Inc.*	2,311,641
25,673	Blackbaud, Inc.	1,477,738
62,943	CDK Global, Inc.	3,262,336
67,405	Ceridian HCM Holding, Inc.*	7,182,677
24,618	CommVault Systems, Inc.*	1,363,099
15,080	Fair Isaac Corp.*	7,706,482
22,267	J2 Global, Inc.*	2,175,263
32,921	Manhattan Associates, Inc.*	3,462,631
183,770	Palantir Technologies, Inc., Series G(a)	4,221,984
54,138	Palantir Technologies, Inc., Series H(a)	1,243,775
54,138	Palantir Technologies, Inc., Series H1(a)	1,243,775
19,397	Paylocity Holding Corp.*	3,994,036
54,413	PTC, Inc.*	6,508,339
17,272	Qualys, Inc.*	2,104,939
46,887	Sailpoint Technologies Holdings, Inc.*	2,496,264

		50,754,979

Specialty Retail (2.5%):
78,124	American Eagle Outfitters, Inc.	1,567,949
30,750	AutoNation, Inc.*	2,146,043
34,335	Dick’s Sporting Goods, Inc.	1,929,970
28,955	Five Below, Inc.*	5,066,545
54,323	Foot Locker, Inc.	2,196,822
13,537	Lithia Motors, Inc., Class A	3,961,874
13,761	Murphy U.S.A., Inc.	1,800,902
8,083	RH*	3,617,304
34,905	Urban Outfitters, Inc.*	893,568
39,690	Williams-Sonoma, Inc.	4,042,030

		27,223,007

Technology Hardware, Storage & Peripherals (0.2%):
66,479	NCR Corp.*	2,497,616

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.9%):
22,707	Carter’s, Inc.	$2,136,047
15,704	Columbia Sportswear Co.	1,372,216
14,554	Deckers Outdoor Corp.*	4,173,796
70,182	Skechers U.S.A., Inc., Class A*	2,522,341

		10,204,400

Thrifts & Mortgage Finance (0.9%):
58,109	Essent Group, Ltd.	2,510,309
5,627	LendingTree, Inc.*	1,540,616
174,887	MGIC Investment Corp.	2,194,832
240,695	New York Community Bancorp, Inc.	2,539,332
39,601	Washington Federal, Inc.	1,019,330

		9,804,419

Trading Companies & Distributors (0.8%):
18,282	GATX Corp.	1,520,697
23,582	MSC Industrial Direct Co., Inc., Class A	1,990,085
88,040	Univar Solutions, Inc.*	1,673,640
16,964	Watsco, Inc.	3,843,194

		9,027,616

Water Utilities (0.5%):
115,669	Essential Utilities, Inc.	5,469,988

Wireless Telecommunication Services (0.1%):
51,363	Telephone & Data Systems, Inc.	953,811

Total Common Stocks (Cost $749,441,678)		1,094,333,573

Short-Term Securities Held as Collateral for Securities on Loan (0.2%):
2,327,037	BlackRock Liquidity FedFund, Institutional Class, 0.38%(b)(c)	2,327,037

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,327,037)		2,327,037

Unaffiliated Investment Companies (1.0%):
Money Markets (1.0%):
10,797,345	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	10,797,345

Total Unaffiliated Investment Companies (Cost $10,797,345)		10,797,345

Total Investment Securities (Cost $762,566,060) — 100.3%(d)		1,107,457,955
Net other assets (liabilities) — (0.3)%		(3,433,663)

Net Assets — 100.0%		$1,104,024,292

Percentages indicated are based on net assets as of December 31, 2020.

REIT— Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $2,240,769.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

See accompanying notes to the financial statements.

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2020

(c)	The rate represents the effective yield at December 31, 2020.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

(e)	This security underwent an Initial Public Offering in 2020

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P MidCap 400 E-Mini March Futures (U.S Dollar)	3/19/21	44	$10,135,400	$137,341

				$137,341

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$762,566,060

Investment securities, at value(a)	$1,107,457,955
Cash	35
Deposit at broker for futures contracts collateral	750,000
Interest and dividends receivable	1,031,282
Receivable for variation margin on futures contracts	21,748
Reclaims receivable	4,328
Prepaid expenses	5,674

Total Assets	1,109,271,022

Liabilities:
Payable for investments purchased	1,864,689
Payable for capital shares redeemed	389,067
Payable for collateral received on loaned securities	2,327,037
Manager fees payable	233,543
Administration fees payable	71,461
Distribution fees payable	222,736
Custodian fees payable	12,830
Administrative and compliance services fees payable	3,887
Transfer agent fees payable	2,648
Trustee fees payable	14,074
Other accrued liabilities	104,758

Total Liabilities	5,246,730

Net Assets	$1,104,024,292

Net Assets Consist of:
Paid in capital	$710,638,279
Total distributable earnings	393,386,013

Net Assets	$1,104,024,292

Class 1
Net Assets	$51,879,140
Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,176,400
Net Asset Value (offering and redemption price per share)	$8.40

Class 2
Net Assets	$1,052,145,152
Shares of beneficial interest (unlimited number of shares authorized, no par value)	43,738,904
Net Asset Value (offering and redemption price per share)	$24.06

(a)	Includes securities on loan of $2,240,769.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$15,502,461
Interest	2,530
Income from securities lending	83,603
Foreign withholding tax	(5,009)

Total Investment Income	15,583,585

Expenses:
Manager fees	2,529,045
Administration fees	353,939
Distribution fees — Class 2	2,419,722
Custodian fees	41,479
Administrative and compliance services fees	18,013
Transfer agent fees	12,539
Trustee fees	60,069
Professional fees	49,180
Shareholder reports	43,944
Other expenses	221,657

Total expenses	5,749,587

Net Investment Income/(Loss)	9,833,998

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	36,678,592
Net realized gains/(losses) on futures contracts	4,837,680
Change in net unrealized appreciation/depreciation on securities and foreign currencies	87,047,608
Change in net unrealized appreciation/depreciation on futures contracts	92,274

Net realized and Change in net unrealized gains/losses on investments	128,656,154

Change in Net Assets Resulting From Operations	$138,490,152

See accompanying notes to the financial statements.

10

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,833,998	$12,576,114
Net realized gains/(losses) on investments	41,516,272	32,883,493
Change in unrealized appreciation/depreciation on investments	87,139,882	215,795,657

Change in net assets resulting from operations	138,490,152	261,255,264

Distributions to Shareholders:
Class 1	(5,274,542)	(8,975,429)
Class 2	(40,133,618)	(86,015,224)

Change in net assets resulting from distributions to shareholders	(45,408,160)	(94,990,653)

Capital Transactions:
Class 1
Proceeds from shares issued	71,084	92,252
Proceeds from dividends reinvested	5,274,542	8,975,429
Value of shares redeemed	(4,609,084)	(5,774,892)

Total Class 1 Shares	736,542	3,292,789

Class 2
Proceeds from shares issued	115,634,844	11,787,126
Proceeds from dividends reinvested	40,133,618	86,015,225
Value of shares redeemed	(345,716,996)	(132,133,299)

Total Class 2 Shares	(189,948,534)	(34,330,948)

Change in net assets resulting from capital transactions	(189,211,992)	(31,038,159)

Change in net assets	(96,130,000)	135,226,452
Net Assets:
Beginning of period	1,200,154,292	1,064,927,840

End of period	$1,104,024,292	$1,200,154,292

Share Transactions:
Class 1
Shares issued	10,141	10,059
Dividends reinvested	739,767	1,188,799
Shares redeemed	(623,382)	(640,518)

Total Class 1 Shares	126,526	558,340

Class 2
Shares issued	7,410,063	564,844
Dividends reinvested	1,963,485	4,305,066
Shares redeemed	(18,128,902)	(6,051,749)

Total Class 2 Shares	(8,755,354)	(1,181,839)

Change in shares	(8,628,828)	(623,499)

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$8.28	$8.16	$11.25	$10.90	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.12 (a)	0.15	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.97	1.79	(1.13)	1.41	0.78

Total from Investment Activities	1.06	1.91	(0.98)	1.66	0.90

Distributions to Shareholders From:
Net Investment Income	(0.31)	(0.30)	(0.28)	(0.12)	—
Net Realized Gains	(0.63)	(1.49)	(1.83)	(1.19)	—

Total Dividends	(0.94)	(1.79)	(2.11)	(1.31)	—

Net Asset Value, End of Period	$8.40	$8.28	$8.16	$11.25	$10.90

Total Return(b)	14.82%	25.47%	(11.01)%	16.08%	9.00	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$51,879	$50,096	$44,788	$55,764	$54,300
Net Investment Income/(Loss)(d)	1.21%	1.31%	1.32%	1.27%	1.26%
Expenses Before Reductions(d)(e)	0.33%	0.32%	0.31%	0.31%	0.31%
Expenses Net of Reductions(d)	0.33%	0.32%	0.31%	0.31%	0.31%
Portfolio Turnover Rate(f)	22%	14%	18%	21%	86	%(g)

Class 2

Net Asset Value, Beginning of Period	$21.91	$19.00	$23.45	$21.45	$21.10

Investment Activities:
Net Investment Income/(Loss)	0.19 (a)	0.23 (a)	0.25	0.24	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	2.84	4.41	(2.65)	3.06	3.67

Total from Investment Activities	3.03	4.64	(2.40)	3.30	3.80

Distributions to Shareholders From:
Net Investment Income	(0.25)	(0.24)	(0.22)	(0.11)	(0.24)
Net Realized Gains	(0.63)	(1.49)	(1.83)	(1.19)	(3.21)

Total Dividends	(0.88)	(1.73)	(2.05)	(1.30)	(3.45)

Net Asset Value, End of Period	$24.06	$21.91	$19.00	$23.45	$21.45

Total Return(b)	14.53%	25.28%	(11.35)%	15.80%	19.52%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,052,145	$1,150,058	$1,020,140	$1,208,935	$1,222,550
Net Investment Income/(Loss)	0.96%	1.06%	1.08%	1.02%	1.14%
Expenses Before Reductions(e)	0.58%	0.57%	0.56%	0.56%	0.57%
Expenses Net of Reductions	0.58%	0.57%	0.56%	0.56%	0.57%
Portfolio Turnover Rate(f)	22%	14%	18%	21%	86	%(g)

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $7,704 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,327,037 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $13.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$137,341	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$4,837,680	$92,274

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Mid Cap Index Fund Class 1	0.25%	0.46%

AZL Mid Cap Index Fund Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $5,575 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$1,066,039,458	$28,294,115	$—	$1,094,333,573
Short-Term Securities Held as Collateral for Securities on Loan	2,327,037	—	—	2,327,037
Unaffiliated Investment Companies	10,797,345	—	—	10,797,345

Total Investment Securities	1,079,163,840	28,294,115	—	1,107,457,955

Other Financial Instruments:*
Futures Contracts	137,341	—	—	137,341

Total Investments	$1,079,301,181	$28,294,115	$—	$1,107,595,296

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Mid Cap Index Fund	$216,780,013	$418,273,490

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2020 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Airbnb, Inc., Series D, 0.00%*	4/16/14	$3,131,402	$153,828	$21,584,581	1.97%
Palantir Technologies, Inc., Series G, 0.00%**	7/19/12	562,335	183,770	4,221,984	0.38%
Palantir Technologies, Inc., Series H, 0.00%**	10/25/13	190,023	54,138	1,243,775	0.11%
Palantir Technologies, Inc., Series H1, 0.00%**	10/25/13	190,023	54,138	1,243,775	0.11%

*	The issuer has imposed a lockup period for 100% of Airbnb shares until the occurrence of certain agreed-upon events, not to extend beyond April 10, 2021.
**	The issuer has imposed a lockup period for 80% of Palantir shares until the occurrence of certain agreed-upon events, not to extend beyond March 31, 2021.
(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

8. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $779,448,768. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$363,385,525
Unrealized (depreciation)	(35,376,338)

Net unrealized appreciation/(depreciation)	$328,009,187

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2020

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$12,950,819	$32,457,341	$45,408,160

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$20,013,506	$74,977,147	$94,990,653

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Mid Cap Index Fund	$17,910,086	$47,466,382	$—	$328,009,545	$393,386,013

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Mid Cap Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $32,457,341.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

22

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

23

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the ATM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 5

Statement of Operations
Page 5

Statements of Changes in Net Assets
Page 6

Financial Highlights
Page 7

Notes to the Financial Statements
Page 8

Report of Independent Registered Public Accounting Firm
Page 12

Other Federal Income Tax Information
Page 13

Other Information
Page 14

Approval of Investment Advisory Agreement
Page 15

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Moderate Index Strategy Fund (the “Fund”) returned 12.84%. That compared to an 18.40%, 7.51% and 15.37% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1 and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE4 Index. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity portfolios and between 30% and 50% to the underlying fixed income portfolio.*

U.S. equities began the year with steady gains on low volatility. However, the emergence of coronavirus (COVID-19) as a global pandemic sent equity markets into a freefall in late February. By late March, the S&P 500 fell more than 30% from its February peak. The Federal Reserve Board (the Fed) cut rates by 150 bps (1.50%) and implemented asset-buying programs that increased its balance sheet by more than $3 trillion. These moves, coupled with a $2.2 trillion fiscal stimulus package, succeeded in easing liquidity and reassuring investors, which led to a dramatic rebound in stock prices. By early June, the S&P 500 had gained more than 40% from its March low, even as the pandemic crippled the U.S. economy, leading to a recession deeper than any since the Great Depression. Late in the year, promising news about vaccines helped push stock prices higher. Over the course of the year, the S&P 500 returned 18.40%. The S&P 400 returned 13.66%, and the S&P 600 returned 11.29%.

International developed market equities, as measured by the MSCI EAFE, returned 7.82% for the year, generally underperforming U.S. equities. Many global economies struggled with the slowdown in exports, reduction in travel, and other challenges. Developed international equities trailed U.S. equities during the first three quarters of the year, but made a strong resurgence in the fourth quarter.

U.S. bonds gained during the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51%. Yields tumbled in March, with the 10-year Treasury reaching an all-time low of 0.50%. The accommodative policies of the Fed coupled with investor demand helped keep rates low for most of the year. As investors regained their appetite for risk, yields on intermediate and long-term bonds began to rise in August, leading to a gradual steepening of the yield curve. After widening sharply in March, investment grade credit spreads narrowed throughout the rest of the year, leaving spreads tighter at the end of the period than at the start, which led corporate bonds to outpace government bonds for the year. Falling interest rates led to a surge of refinancing, which limited returns for mortgage-backed securities.

The Fund underperformed its Moderate Composite benchmark during the 12-month period. The Fund’s off-benchmark allocation to non-U.S. developed market equities detracted, as these holdings trailed U.S. equities. The Fund’s above-benchmark exposure to mid- and small-cap U.S. equities also weighed on relative results, as these companies generally lagged their large-cap counterparts.*

The fixed income allocation contributed slightly to the Fund’s relative performance. Its fixed income allocation benefited from overweight exposure to corporate bonds and Treasury Inflation Protected Securities. However, its focus on shorter duration detracted as interest rates fell during the year.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (S&P 600) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]	MSCI EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

    AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the”Index Strategy Underlying Funds”), allocating 50%–70% of its assets in the underlying equity index funds and 30%–50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® Moderate Index Strategy Fund	12.84%	8.49%	9.52%	8.57%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%
Moderate Composite Index	15.37%	11.25%	11.23%	10.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.05% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.43%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Moderate Index Strategy Fund	$1,000.00	$1,149.10	$0.43	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Moderate Index Strategy Fund	$1,000.00	$1,024.73	$0.41	0.08%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	46.9%

Fixed Income Funds	37.4

International Equity Funds	15.7

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (46.9%):
2,416,187	AZL Mid Cap Index Fund, Class 2	$58,133,471
9,698,329	AZL S&P 500 Index Fund, Class 2	197,360,987
2,261,029	AZL Small Cap Stock Index Fund, Class 2	31,066,541

		286,560,999

Fixed Income Funds (37.4%):
19,422,597	AZL Enhanced Bond Index Fund	228,798,187

International Equity Funds (15.7%):
5,510,695	AZL International Index Fund, Class 2	96,051,410

Total Affiliated Investment Companies (Cost $495,908,269)		611,410,596

Total Investment Securities (Cost $495,908,269) — 100.0%(a)		611,410,596
Net other assets (liabilities) — 0.0%†		(131,349)

Net Assets — 100.0%		$611,279,247

Percentages indicated are based on net assets as of December 31, 2020.

†	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in affiliates, at cost	$495,908,269

Investments in affiliates, at value	$611,410,596
Interest and dividends receivable	124
Foreign currency, at value (cost $108,309)	117,413
Receivable for affiliated investments sold	79,299
Prepaid expenses	3,219

Total Assets	611,610,651

Liabilities:
Cash overdraft	79,299
Payable for capital shares redeemed	171,526
Manager fees payable	25,647
Administration fees payable	8,053
Custodian fees payable	551
Administrative and compliance services fees payable	2,023
Transfer agent fees payable	1,212
Trustee fees payable	7,325
Other accrued liabilities	35,768

Total Liabilities	331,404

Net Assets	$611,279,247

Net Assets Consist of:
Paid in capital	$462,354,024
Total distributable earnings	148,925,223

Net Assets	$611,279,247

Shares of beneficial interest (unlimited number of shares authorized, no par value)	43,037,659
Net Asset Value (offering and redemption price per share)	$14.20

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends from affiliates	$11,655,345
Dividends from non-affiliates	120
Foreign withholding tax	(53,139)

Total Investment Income	11,602,326

Expenses:
Manager fees	2,286,222
Administration fees	66,706
Custodian fees	3,165
Administrative and compliance services fees	10,137
Transfer agent fees	6,444
Trustee fees	34,350
Professional fees	28,586
Shareholder reports	27,087
Other expenses	12,089

Total expenses before reductions	2,474,786
Less expenses voluntarily waived/reimbursed by the Manager	(2,000,429)

Net expenses	474,357

Net Investment Income/(Loss)	11,127,969

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	22,043
Net realized gains/(losses) on affiliated underlying funds	12,850,696
Net realized gains distributions from affiliated underlying funds	9,789,808
Change in net unrealized appreciation/depreciation on securities and foreign currencies	8,304
Change in net unrealized appreciation/depreciation on affiliated underlying funds	35,336,436

Net realized and Change in net unrealized gains/losses on investments	58,007,287

Change in Net Assets Resulting From Operations	$69,135,256

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$11,127,969	$10,910,835
Net realized gains/(losses) on investments	22,662,547	21,142,999
Change in unrealized appreciation/depreciation on investments	35,344,740	75,300,388

Change in net assets resulting from operations	69,135,256	107,354,222

Distributions to Shareholders:
Distributions	(32,078,922)	(40,584,497)

Change in net assets resulting from distributions to shareholders	(32,078,922)	(40,584,497)

Capital Transactions:
Proceeds from shares issued	12,526,131	9,874,464
Proceeds from dividends reinvested	32,078,922	40,584,497
Value of shares redeemed	(82,366,337)	(95,336,967)

Change in net assets resulting from capital transactions	(37,761,284)	(44,878,006)

Change in net assets	(704,950)	21,891,719
Net Assets:
Beginning of period	611,984,197	590,092,478

End of period	$611,279,247	$611,984,197

Share Transactions:
Shares issued	983,912	756,832
Dividends reinvested	2,437,608	3,228,679
Shares redeemed	(6,337,677)	(7,273,028)

Change in shares	(2,916,157)	(3,287,517)

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017		2016

Net Asset Value, Beginning of Period	$13.32	$11.98	$13.30	$15.54		$15.03

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.23 (a)	0.26	0.12		0.32
Net Realized and Unrealized Gains/(Losses) on Investments	1.39	2.03	(0.92)	1.78		1.00

Total from Investment Activities	1.65	2.26	(0.66)	1.90		1.32

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.32)	(0.13)	(0.35)		(0.30)
Net Realized Gains	(0.50)	(0.60)	(0.53)	(3.79)		(0.51)

Total Dividends	(0.77)	(0.92)	(0.66)	(4.14)		(0.81)

Net Asset Value, End of Period	$14.20	$13.32	$11.98	$13.30		$15.54

Total Return(b)	12.84%	19.33%	(5.17)%	13.30%		8.91%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$611,279	$611,984	$590,092	$740,959		$720,934
Net Investment Income/(Loss)	1.95%	1.78%	1.75%	0.77%		1.25%
Expenses Before Reductions*(c)	0.43%	0.43%	0.42%	0.43%		0.96%
Expenses Net of Reductions*	0.08%	0.08%	0.07%	0.08%		0.83%
Portfolio Turnover Rate	15%	5%	4%	7	%(d)	190%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

The Fund’s purchase and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund’s investment strategy which became effective October 14, 2016.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2020

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Moderate Index Strategy Fund	0.40%	0.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.05% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2020, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2020 is as follows:

	Fair Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$240,597,281	$31,173,962	$(54,103,361)	$2,714,820	$8,415,485	$228,798,187	19,422,597	$5,097,129	$—
AZL International Index Fund, Class 2	92,940,215	12,934,487	(14,826,682)	640,807	4,362,583	96,051,410	5,510,695	2,746,322	172,194
AZL Mid Cap Index Fund, Class 2	56,066,872	11,087,338	(16,273,957)	183,742	7,069,476	58,133,471	2,416,187	642,514	1,654,561
AZL Small Cap Stock Index Fund, Class 2	28,331,154	6,899,518	(6,815,331)	(743,666)	3,394,866	31,066,541	2,261,029	314,584	1,453,569
AZL S&P 500 Index Fund, Class 2	194,154,397	26,691,409	(45,633,838)	10,054,993	12,094,026	197,360,987	9,698,329	2,854,796	6,509,484

	$612,089,919	$88,786,714	$(137,653,169)	$12,850,696	$35,336,436	$611,410,596	39,308,837	$11,655,345	$9,789,808

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to fees accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2020

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $3,013 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies+	$611,410,596	$—	$—	$611,410,596

Total Investments	$611,410,596	$—	$—	$611,410,596

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Moderate Index Strategy Fund	$88,786,712	$137,653,167

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2020, the Fund did not directly invest in derivatives.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2020

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $496,429,505. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$114,981,091
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$114,981,091

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$11,245,115	$20,833,807	$32,078,922

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$14,322,026	$26,262,471	$40,584,497

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Moderate Index Strategy Fund	$11,539,919	$22,394,996	$—	$114,990,308	$148,925,223

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. As of December 31, 2020, the Fund had a controlling interest (in excess of 50%) in the AZL International Index Fund, which is affiliated with the Manager. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 34.61% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $20,833,807.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from their relationships with the Fund.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as at various other meetings preceding these meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Management Agreement at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Management Agreement was approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals. The Independent Trustees also discussed the proposed approvals in a private session with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of the Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every quarterly Board meeting and the summer and fall 2020 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the approval of the Management Agreement in 2020. The performance information considered included performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the one- and three-year periods ended December 31, 2019, for which periods the Fund ranked in the top 40% against peers.

At the Board meeting held September 15, 2020, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 7th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer group, and the Manager reported upon the challenges in making peer group comparisons for the Fund. The Board considered and found that the advisory fee paid to the Manager with respect to the Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board noted that the total assets in the Fund, as of December 31, 2019, were approximately $612 million.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Fund.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

17

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

18

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® MSCI Emerging Markets Equity Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 18

Statement of Operations
Page 18

Statements of Changes in Net Assets
Page 19

Financial Highlights
Page 20

Notes to the Financial Statements
Page 21

Report of Independent Registered Public Accounting Firm
Page 27

Other Federal Income Tax Information
Page 28

Other Information
Page 29

Approval of Investment Advisory and Subadvisory Agreements
Page 30

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned 16.92%. That compared to a 18.69% total return for its benchmark, the MSCI Emerging Markets Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of emerging markets equities.*

The strong gains in emerging markets equities for the year belie the large drawdown that occurred in the first quarter of 2020. As coronavirus (COVID-19) emerged as a global pandemic in the first quarter, emerging markets experienced a 23.59% loss. China managed to outperform, however, posting a loss of just 10.3% over the same period. China outperformed due to strong fiscal and monetary policies, assisted by a drop in oil prices and slower inflation growth. Russia lagged its peers as an oil price war with Saudi Arabia triggered a decades-low price in crude oil price. In Latin America, Brazil underperformed, with its equity markets losing more than half their value across the first quarter on reduced growth expectations, a drop in the value of the Brazilian real and the collapse in oil prices. Colombia and Argentina fared similarly, experiencing their own major drawdowns.

The second quarter saw national governments instituting virus containment measures that brought global economic activity to a virtual standstill. This period was particularly challenging for emerging markets nations, given their limited financial and healthcare resources. Amid this environment, China continued to show strong performance, as did Taiwan and South Korea, where containment efforts had succeeded in flattening their respective COVID-19 infection curves. A recovery in oil prices helped Russia regain some of its losses from the first quarter. In Latin America, Brazil and Argentina’s equity markets rebounded from their poor first quarter performance, even as Colombia and Peru underperformed.

Even as COVID-19 cases continued to increase in a number of emerging markets countries in the third quarter, emerging markets stocks posted strong positive performance on a weaker U.S. dollar and signs of recovery in China and

Taiwan. Taiwan, India, and South Korea outperformed their peers during the third quarter. India benefited from policy progress on agriculture and labour reforms, while South Korea benefited from gains in its information technology sector. Turkey lagged its peers for the quarter as its currency lost value.

In the final quarter of the period, emerging markets posted their strongest quarterly return in over a decade, outperforming developed markets. A rally in commodity prices and hopes around a COVID-19 vaccine helped drive optimism for a recovery in global economic activity, which in turn lifted net exporters among emerging markets. A weaker U.S. dollar also helped boost overall emerging markets performance. China lagged other emerging markets countries in the fourth quarter, as it weathered escalation of the U.S.-China tension and an anti-trust investigation against a major online commerce company.

From a sector perspective, performance during the 12-month period was mixed. The largest gains came from the information technology, healthcare and consumer discretionary sectors, while the real estate, financials and utilities sectors lagged their peers and finished the year with negative returns.*

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.*

The Fund uses derivatives in the form of futures contracts to hedge its cash position. The futures had a negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	17.26%	5.30%	12.00%	3.75%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	16.92%	5.02%	11.70%	3.48%
MSCI Emerging Markets Index (gross of withholding taxes)	18.69%	6.56%	13.22%	4.00%
MSCI Emerging Markets Index (net of withholding taxes)	18.31%	6.17%	12.81%	3.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.10%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.35%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index returns shown do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,303.80	$4.81	0.83%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,301.80	$6.25	1.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,020.96	$4.22	0.83%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,019.71	$5.48	1.08%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	20.5%

Financials	18.0

Consumer Discretionary	17.2

Communication Services	12.7

Materials	7.5

Consumer Staples	5.8

Energy	5.0

Health Care	4.8

Industrials	4.2

Real Estate	2.1

Utilities	2.0

Total Common Stocks and Preferred Stocks	99.8

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.8

Unaffiliated Investment Companies	0.3

Total Investment Securities	100.9

Net other assets (liabilities)	(0.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (98.2%):
Aerospace & Defense (0.1%):
2,399	Aecc Aviation Power Co., Ltd.	$21,808
30,170	Aselsan Elektronik Sanayi Ve Ticaret AS	74,285
7,300	Avic Aircraft Co., Ltd.	41,055
800	AVIC Shenyang Aircraft Co., Ltd., Class A	9,572
83,000	AviChina Industry & Technology Co., Ltd., Class H	57,961
4,500	China Spacesat Co., Ltd., Class A	22,188
1,420	Korea Aerospace Industries, Ltd.	33,755

		260,624

Air Freight & Logistics (0.3%):
33,361	Agility Public Warehousing Co. KSC	74,173
730	Hyundai Glovis Co., Ltd.	124,039
7,700	SF Holding Co., Ltd., Class A	104,109
3,900	Yunda Holding Co., Ltd., Class A	9,378
13,745	ZTO Express Cayman, Inc., ADR	400,804

		712,503

Airlines (0.1%†):
66,000	Air China, Ltd.	51,983
39,299	China Eastern Airlines Corp., Ltd.	28,134
38,000	China Southern Airlines Co., Ltd.*	34,648
28,000	China Southern Airlines Co., Ltd., Class H*^	16,587
4,189	InterGlobe Aviation, Ltd.*	99,177
3,707	Korean Air Lines Co., Ltd.*	93,027
28,736	Turk Hava Yollari Anonim Ortakligi*	50,017

		373,573

Auto Components (0.5%):
3,039	Balkrishna Industries, Ltd.	68,556
6,982	Bharat Forge, Ltd.	50,346
77,000	Cheng Shin Rubber Industry Co., Ltd.	120,367
10,000	Fuyao Glass Industry Group Co., Ltd.	73,696
12,800	Fuyao Glass Industry Group Co., Ltd., Class H	70,540
2,479	Hankook Tire & Technology Co., Ltd.	90,081
6,919	Hanon Systems	103,229
10,400	Huayu Automotive Systems Co., Ltd.	45,924
2,298	Hyundai Mobis Co., Ltd.	542,151
24,000	Minth Group, Ltd.	127,163
45,325	Motherson Sumi Systems, Ltd.	102,806
62	MRF, Ltd.	64,388
1,500	Ningbo Joyson Electronic Corp.	5,832

		1,465,079

Automobiles (2.9%):
732,700	Astra International Tbk PT	314,920
2,257	Bajaj Auto, Ltd.	106,490
124,000	Brilliance China Automotive Holdings, Ltd.	113,143
3,933	BYD Co., Ltd.	117,496
23,000	BYD Co., Ltd., Class H	606,746
8,200	Chongqing Changan Automobile Co., Ltd., Class A*	27,543
108,000	Dongfeng Motor Group Co., Ltd., Class H	126,054
4,834	Eicher Motors, Ltd.	167,747
2,009	Ford Otomotiv Sanayi AS	34,193
205,000	Geely Automobile Holdings, Ltd.	702,013
111,000	Great Wall Motor Co., Ltd., Class H	382,233
125,200	Guangzhou Automobile Group Co., Ltd.	139,679
4,024	Hero MotoCorp, Ltd.	171,518
732	Hyundai Motor Co., Ltd.	59,806
5,299	Hyundai Motor Co., Ltd.	940,210

Shares		Value
Common Stocks, continued
Automobiles, continued
9,245	Kia Motors Corp.	$532,492
27,081	Mahindra & Mahindra, Ltd.	267,830
4,512	Maruti Suzuki India, Ltd.	473,472
45,064	NIO, Inc., ADR*	2,196,419
19,100	SAIC Motor Corp., Ltd.	71,438
65,884	Tata Motors, Ltd.*	165,812
3,802	Xpeng, Inc., ADR*^	162,840
36,000	Yadea Group Holdings, Ltd.	74,434

		7,954,528

Banks (11.6%):
23,886	Absa Group, Ltd.	196,009
115,432	Abu Dhabi Commercial Bank	195,049
143,000	Agricultural Bank of China, Ltd.	68,666
1,000,000	Agricultural Bank of China, Ltd., Class A	366,521
107,574	Akbank T.A.S.*	100,787
42,460	Al Rajhi Bank	833,064
33,870	Alinma Bank*	146,088
53,900	AMMB Holdings Berhad	48,960
25,089	Arab National Bank	134,571
84,432	Axis Bank, Ltd.*	718,800
41,984	Banco Bradesco SA	195,620
1,563,999	Banco de Chile	159,870
1,889	Banco de Credito e Inversiones	74,229
29,972	Banco do Brasil SA	223,904
11,234	Banco Santander Brasil SA	96,966
2,238,136	Banco Santander Chile	107,531
9,306	Bancolombia SA	95,350
12,686	Bancolombia SA	130,427
25,584	Bandhan Bank, Ltd.*	141,279
16,200	Bangkok Bank Public Co., Ltd.	64,092
13,481	Bank AlBilad	101,954
19,448	Bank Al-Jazira	70,875
75,300	Bank of Beijing Co., Ltd., Class A	55,736
2,715,000	Bank of China, Ltd.	928,575
72,500	Bank of China, Ltd., Class A	35,256
121,799	Bank of Communications Co., Ltd., Class A	83,443
251,000	Bank of Communications Co., Ltd., Class H	132,782
20,000	Bank of Hangzhou Co., Ltd.	45,640
36,920	Bank of Jiangsu Co., Ltd.	30,829
39,000	Bank of Nanjing Co., Ltd.	48,274
17,600	Bank of Ningbo Co., Ltd.	95,125
34,470	Bank of Shanghai Co., Ltd., Class A	41,360
24,736	Bank of the Philippine Islands	41,992
7,141	Bank Pekao SA*	116,914
22,647	Banque Saudi Fransi	190,812
81,114	BDO Unibank, Inc.	180,592
29,846	Boubyan Bank KSCP	55,783
2,422	Capitec Bank Holdings, Ltd.*	236,139
207,053	Chang Hwa Commercial Bank	132,593
39,000	China Bohai Bank Co, Ltd., Class H*	25,502
257,000	China Citic Bank Co., Ltd.	109,135
3,361,000	China Construction Bank	2,557,797
32,600	China Construction Bank Corp.	31,310
526,000	China Development Financial Holding Corp.	173,812
122,500	China Everbright Bank Co., Ltd.	74,754
13,000	China Everbright Bank Co., Ltd., Class H	4,959
134,500	China Merchants Bank Co., Ltd.	854,212

See accompanying notes to the financial statements.

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
48,344	China Merchants Bank Co., Ltd.	$324,996
182,300	China Minsheng Banking Corp., Ltd.	103,967
104,500	China Minsheng Banking Corp., Ltd., Class A	83,096
125,000	Chongqing Rural Commercial Bank Co., Ltd.	51,071
222,300	CIMB Group Holdings Berhad	238,669
77,279	Commercial Bank of Qatar Qsc (The)	93,375
49,952	Commercial International Bank Egypt SAE	188,565
2,377	Credicorp, Ltd.	389,876
626,000	CTBC Financial Holding Co., Ltd.	439,009
66,215	Dubai Islamic Bank	83,228
414,005	E.Sun Financial Holding Co., Ltd.	376,876
74,638	Emirates NBD Bank PJSC	209,385
105,346	First Abu Dhabi Bank PJSC	370,231
385,649	First Financial Holdings Co., Ltd.	293,661
94,903	Grupo Financiero Banorte SAB de C.V.*	524,406
58,223	Grupo Financiero Inbursa SAB de C.V., Class O*	58,708
35,515	Gulf Bank KSCP	25,590
12,569	Habib Bank, Ltd.	10,434
10,695	Hana Financial Holdings Group, Inc.	340,107
25,700	Hong Leong Bank Berhad	116,853
6,400	Hong Leong Financial Group Berhad	28,808
297,275	Hua Nan Financial Holdings Co., Ltd.	193,307
26,900	Huaxia Bank Co., Ltd., Class A	25,711
179,557	ICICI Bank, Ltd.*	1,318,141
143,100	Industrial & Commercial Bank of China, Ltd., Class A	109,299
2,095,000	Industrial & Commercial Bank of China, Ltd., Class H	1,363,136
54,200	Industrial Bank Co., Ltd.	173,033
8,902	Industrial Bank of Korea (IBK)	72,503
147,609	Itausa — Investimentos Itau S.A.	333,369
43,200	Kasikornbank Public Co., Ltd.	162,987
19,600	Kasikornbank Public Co., Ltd.	73,948
13,425	KB Financial Group, Inc.	533,242
2,004	Komercni Banka AS*	60,919
19,227	Kotak Mahindra Bank, Ltd.*	526,216
114,800	Krung Thai Bank	42,710
148,572	Kuwait Finance House KSCP	331,421
133,001	Malayan Banking Bhd	279,985
129,115	Masraf Al Rayan	160,890
29,363	MCB Bank, Ltd.	34,086
379,000	Mega Financial Holdings Co., Ltd.	402,451
46,592	Metropolitan Bank & Trust	47,609
24,321	Moneta Money Bank AS*	77,112
228,962	National Bank of Kuwait SAKP	632,912
52,956	National Commercial Bank	611,933
12,070	Nedcor, Ltd.	106,516
7,840	OTP Bank Nyrt*	353,380
41,800	Ping An Bank Co., Ltd., Class A	123,862
386,000	Postal Savings Bank of China Co., Ltd., Class H	218,635
30,583	Powszechna Kasa Oszczednosci Bank Polski SA*	236,137
342,200	PT Bank Central Asia Tbk	825,099
664,000	PT Bank Mandiri Persero Tbk	299,857
302,700	PT Bank Negara Indonesia Tbk	133,479
1,946,200	PT Bank Rakyat Indonesia Tbk	578,110
100,600	Public Bank Berhad	515,957
27,221	Qatar International Islamic Bank QSC	67,705
44,437	Qatar Islamic Bank	209,060
154,684	Qatar National Bank	757,806

Shares		Value
Common Stocks, continued
Banks, continued
59,900	RHB Bank Bhd	$81,391
50,784	Riyad Bank	273,435
35,841	Samba Financial Group	292,090
1,058	Santander Bank Polska SA*	52,640
378,847	Sberbank of Russia	1,393,529
122,724	Shanghai Commercial & Savings Bank, Ltd. (The)	179,951
70,100	Shanghai Pudong Development Bank Co., Ltd.	103,899
15,612	Shinhan Financial Group Co., Ltd.	461,874
28,200	Siam Commercial Bank Public Co., Ltd.	82,384
354,800	SinoPac Financial Holdings Co., Ltd.	144,305
47,614	Standard Bank Group, Ltd.	413,030
64,773	State Bank of India*	244,473
337,078	Taishin Financial Holding Co., Ltd.	158,984
225,606	Taiwan Business Bank	78,202
339,752	Taiwan Cooperative Financial Holding Co., Ltd.	245,641
25,381	The Saudi British Bank	167,217
84,640	Turkiye Garanti Bankasi AS*	118,735
75,100	Turkiye Is Bankasi AS, Class C*	71,118
18,589	VTB Bank PJSC, GDR	17,656
112,678,346	VTB Bank PJSC	57,641
18,684	Woori Financial Group, Inc.	168,220
100,695	Yapi ve Kredi Bankasi AS*	41,943

		31,745,730

Beverages (1.4%):
163,191	Ambev SA Com Npv	491,728
1,100	Anhui Gujing Distillery Co., Ltd., Class A	45,828
3,000	Anhui Gujing Distillery Co., Ltd., Class B	41,797
1,300	Anhui Kouzi Distillery Co., Ltd.	13,726
18,016	Arca Continental SAB de C.V.	86,646
17,696	Becle SAB de CV	44,422
3,700	Beijing Shunxin Agriculture Co., Ltd., Class A	41,150
54,000	China Resources Beer Holdings Co., Ltd.	497,693
200	Chongqing Brewery Co., Ltd., Class A	3,640
15,966	Coca-Cola Femsa S.A.B de C.V.	73,441
3,027	Compania Cervecerias Unidas SA	22,378
18,288	Embotelladora Andina SA	47,127
68,415	Fomento Economico Mexicano S.A.B. de C.V.	517,008
6,500	Fraser & Neave Holdings Bhd	51,967
2,800	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	24,607
3,200	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	115,768
2,772	Kweichow Moutai Co., Ltd.	847,093
3,200	Luzhou Laojiao Co., Ltd.	110,891
23,700	Osotspa pcl	28,090
2,400	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	137,964
2,600	Tsingtao Brewery Co., Ltd., Class A	39,599
14,000	Tsingtao Brewery Co., Ltd., Class H	146,482
11,271	United Spirits, Ltd.*	89,364
8,900	Wuliangye Yibin Co., Ltd., Class A	398,175

		3,916,584

Biotechnology (1.0%):
51,000	3SBio, Inc.*	46,527
718	Alteogen, Inc.*	119,214
1,565	BeiGene, Ltd., ADR*	404,381
5,400	Beijing Tiantan Biological Products Corp., Ltd., Class A	34,441

See accompanying notes to the financial statements.

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Biotechnology, continued
600	BGI Genomics Co., Ltd.	$11,819
14,923	Biocon, Ltd.*	95,285
3,388	Celltrion, Inc.*	1,116,798
3,200	Chongqing Zhifei Biological Products Co., Ltd., Class A	72,403
3,270	Hualan Biological Engineering, Inc., Class A	21,197
35,500	Innovent Biologics, Inc.*	377,062
619	Seegne, Inc.	110,291
21,600	Shanghai Raas Blood Products Co., Ltd.	24,445
1,600	Shenzhen Kangtai Biological Products Co., Ltd., Class A	42,874
4,000	Walvax Biotechnology Co., Ltd., Class A	23,592
2,191	Zai Lab, Ltd., ADR*	296,530

		2,796,859

Building Products (0.0%†):
3,000	Beijing New Building Materials plc	18,419
35,000	China Lesso Group Holdings, Ltd.	54,949

		73,368

Capital Markets (1.3%):
73,118	B3 SA- Brasil Bolsa Balcao	872,550
8,820	Banco BTG Pactual SA	159,629
68,300	Bangkok Commercial Asset Management pcl, Class R	50,172
17,800	Caitong Securities Co., Ltd.	34,513
410,000	China Cinda Asset Management Co., Ltd., Class H	77,877
26,000	China Everbright, Ltd.	34,895
164,000	China Galaxy Securities Co.	102,887
327,000	China Huarong Asset Management Co., Ltd., Class H	36,355
54,400	China International Capital Corp., Ltd.*	147,482
21,340	China Merchants Securities Co., Ltd.	76,179
29,100	Citic Securities Co., Ltd., Class A	131,121
71,000	Citic Securities Co., Ltd., Class A	160,758
5,300	CSC Financial Co., Ltd., Class A	34,130
19,440	East Money Information Co., Ltd., Class A	92,397
6,600	Everbright Securities Co., Ltd.	18,750
20,100	Founder Securities Co., Ltd., Class A*	31,924
54,800	GF Securities Co., Ltd.	77,527
15,400	GF Securities Co., Ltd., Class A	38,351
12,599	Guosen Securities Co., Ltd., Class A	26,325
30,400	Guotai Junan Securities Co., Ltd.	81,622
28,600	Haitong Securities Co., Ltd.	56,357
78,800	Haitong Securities Co., Ltd.	70,492
1,835	HDFC Asset Management Co., Ltd.	73,511
1,000	Hithink RoyalFlush Information Network Co., Ltd., Class A	19,021
23,600	Huatai Securities Co., Ltd., Class A	65,109
44,600	Huatai Securities Co., Ltd., Class H	70,231
24,300	Industrial Securities Co., Ltd.	32,330
1,242	Korea Investment Holdings Co., Ltd.	90,440
10,139	Meritz Securities Co., Ltd.	34,402
9,168	Mirae Asset Daewoo Co., Ltd.	79,927
6,300	Nanjing Securities Co., Ltd.	11,823
2,777	NH Investment & Securities Co., Ltd.	28,959
540	Noah Holdings, Ltd., ADR*	25,817
20,500	Orient Securities Co., Ltd./China	36,531
15,700	Pacific Securities Co. Ltd (The), Class A*	9,808

Shares		Value
Common Stocks, continued
Capital Markets, continued
5,890	Reinet Investments SCA	$110,398
2,406	Samsung Securities Co., Ltd.	89,863
8,000	SDIC Capital Co., Ltd., Class A	16,957
69,900	Shenwan Hongyuan Group Co., Ltd.	56,531
58,293	The Moscow Exchange	126,212
26,100	Tianfeng Securities Co., Ltd., Class A	24,385
304,680	Yuanta Financial Holding Co., Ltd.	222,890
5,300	Zheshang Securities Co., Ltd.	12,404

		3,649,842

Chemicals (2.5%):
4,207	Advanced Petrochemical Co.	75,121
13,135	Asian Paints, Ltd.	498,062
9,301	Berger Paints India, Ltd.	96,805
127,000	Formosa Chemicals & Fibre Corp.	383,549
131,000	Formosa Plastics Corp.	449,940
4,017	Hanwha Chemical Corp.	176,708
13,400	Hengli Petrochemical Co., Ltd.	57,467
21,292	Hengyi Petrochemical Co., Ltd., Class A	41,782
60,600	Indorama Ventures pcl	74,863
644	Kumho Petrochemical Co., Ltd.	86,228
1,649	LG Chem, Ltd.	1,255,351
226	LG Chem, Ltd.	79,652
540	Lotte Chemical Corp.	137,616
184,769	Mesaieed Petrochemical Holding Co.	103,925
192,000	Nan Ya Plastics Corp.	492,152
16,206	National Industrialization Co.*	59,154
39,450	Orbia Advance Corp SAB de CV	92,704
81,600	Petronas Chemicals Group Berhad	151,160
6,230	PhosAgro, GDR	84,957
2,928	PI Industries, Ltd.	88,178
4,066	Pidilite Industries, Ltd.	98,363
832,600	PT Barito Pacific Tbk*	65,317
75,400	PTT Global Chemical Public Co., Ltd.	147,277
12,900	Rongsheng Petro Chemical Co., Ltd., Class A	54,489
8,038	SABIK Agri-Nutrients Co.	172,692
16,532	Sahara International Petrochemical Co.	76,393
20,456	Sasol, Ltd.*	184,250
31,470	Saudi Basic Industries Corp.	850,623
9,924	Saudi Industrial Investment Group	72,486
25,640	Saudi Kayan Petrochemical Co.*	97,855
2,000	Shanghai Putailai New Energy Technology Co., Ltd., Class A	34,524
259	SK Chemicals Co., Ltd.*	94,077
4,019	Sociedad Quimica y Minera de Chile SA	195,924
17,837	UPL, Ltd.	114,025
9,000	Wanhua Chemical Group Co., Ltd.	125,506
8,939	Yanbu National Petrochemical Co.	152,262
14,800	Zhejiang Longsheng Group Co., Ltd., Class A	30,833

		7,052,270

Commercial Services & Supplies (0.2%):
17,750	A-Living Services Co., Ltd., Class H	79,087
108,222	China Everbright International, Ltd.	61,277
53,000	Country Garden Services Holdings Co., Ltd.	359,495
44,000	Greentown Service Group Co., Ltd.	54,440
588	S1 Corp.	46,050
2,200	Shanghai M&G Stationery, Inc., Class A	29,828

		630,177

See accompanying notes to the financial statements.

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Communications Equipment (0.2%):
20,000	Accton Technology Corp.	$225,843
20,500	BYD Electronic International Co., Ltd.	107,294
5,600	Fiberhome Telecommunication Technologies Co., Ltd.	20,652
702	KMW Co., Ltd.*	52,310
1,400	Shenzhen Sunway Communication Co., Ltd., Class A	7,711
1,800	Yealink Network Technology Corp., Ltd., Class A	20,122
8,300	ZTE Corp.	42,841
33,000	ZTE Corp., Class H^	82,961

		559,734

Construction & Engineering (0.4%):
129,000	China Communications Construction Co., Ltd.	55,758
30,798	China Railway Construction Corp., Ltd., Class A	37,244
68,500	China Railway Construction Corp., Ltd., Class H	37,481
118,000	China Railway Group, Ltd.	52,080
85,500	China Railway Group, Ltd., Class A	68,914
102,100	China State Construction Engineering Corp., Ltd.	77,674
44,000	China State Construction International Holdings, Ltd.	25,095
75,400	Gamuda Berhad	73,055
2,296	GS Engineering & Construction Corp.	79,971
15,500	Hebei Construction Group Corp, Ltd., Class H	8,457
2,035	Hyundai Engineering & Construction Co., Ltd.	70,298
22,115	Larsen & Toubro, Ltd.	390,444
71,700	Metallurgical Corp. of China, Ltd.	29,965
38,400	Power Construction Corp. of China, Ltd.	22,817
5,657	Samsung Engineering Co., Ltd.*	69,221

		1,098,474

Construction Materials (1.0%):
1,933	ACC, Ltd.	42,849
19,842	Ambuja Cements, Ltd.	67,687
12,400	Anhui Conch Cement Co., Ltd., Class A	98,060
38,500	Anhui Conch Cement Co., Ltd., Class H	241,200
72,000	Asia Cement Corp.	110,938
25,400	BBMG Corp.	11,547
5,550	Beijing Oriental Yuhong Waterproof Technology Co., Ltd.	32,940
528,079	Cemex SAB de C.V.*	272,609
144,000	China National Buildings Material Co., Ltd.	173,682
102,000	China Resources Cement Holdings, Ltd.	114,006
11,216	Grasim Industries, Ltd.	142,786
8,000	Huaxin Cement Co., Ltd.	25,280
658	POSCO Chemical Co., Ltd.	63,230
70,800	PT Indocement Tunggal Prakarsa Tbk	73,099
112,100	PT Semen Indonesia (Persero) Tbk	99,407
3,423	Saudi Cement Co.	56,116
368	Shree Cement, Ltd.	121,235
180,374	Taiwan Cement Corp.	277,799
27,200	The Siam Cement Public Co., Ltd.	343,892
4,119	Ultra Tech Cement, Ltd.	298,381

		2,666,743

Consumer Finance (0.4%):
9,523	Bajaj Finance, Ltd.	691,673
29,000	Krungthai Card pcl	57,852
6,252	Lufax Holding, Ltd., ADR*^	88,778
28,300	Muangthai Capital pcl, Class R	55,972

Shares		Value
Common Stocks, continued
Consumer Finance, continued
4,134	Muthoot Finance, Ltd.	$68,710
590	Samsung Card Co., Ltd.	17,684
6,417	Shriram Transport Finance	92,318
27,700	Srisawad Corp pcl	60,806

		1,133,793

Containers & Packaging (0.1%):
26,483	Klabin SA	134,970
1,500	Yunnan Energy New Material Co., Ltd.	32,637

		167,607

Diversified Consumer Services (0.8%):
19,000	China East Education Holdings, Ltd.	45,730
25,000	China Education Group Holdings, Ltd.	48,179
48,000	China Yuhua Education Corp., Ltd.	41,876
2,786	GSX Techedu, Inc., ADR*^	144,064
9,500	Koolearn Technology Holding, Ltd.*^	34,298
5,196	New Oriental Education & Technology Group, Inc., ADR*	965,469
5,500	Offcn Education Technology Co., Ltd., Class A	29,592
13,410	TAL Education Group, ADR*	958,949

		2,268,157

Diversified Financial Services (0.7%):
9,600	Ayala Corp.	165,361
44,263	Chailease Holding Co., Ltd.	265,394
84,000	Far East Horizon, Ltd.	86,709
165,655	FirstRand, Ltd.	577,951
212,000	Fubon Financial Holdings Co., Ltd.	353,439
8,105	Grupo de Inversiones Suramericana SA	60,016
2,293	GT Capital Holdings, Inc.	27,947
32,091	Haci Omer Sabanci Holding AS	49,589
431,800	Metro Pacific Investments Corp.	38,515
31,853	REC, Ltd.	58,692
21,246	Remgro, Ltd.	139,458

		1,823,071

Diversified Telecommunication Services (1.1%):
98,000	China Communications Services Corp., Ltd.	43,251
472,000	China Telecom Corp., Ltd., Class H	130,372
1,612,000	China Tower Corp., Ltd., Class H	237,310
218,000	China Unicom Hong Kong, Ltd.	124,378
120,000	Chunghwa Telecom Co., Ltd.	465,530
67,755	Emirates Telecommunications Group Co. PJSC	311,824
9,630	Hellenic Telecommunications Organization SA (OTE)	155,284
14,405	Indus Towers, Ltd.	45,462
6,438	LG Uplus Corp.	69,737
34,613	Ooredoo Qsc	71,508
22,338	Orange Polska SA*	39,457
1,659,700	PT Telekomunikasi Indonesia Tbk	391,984
497,700	Sarana Menara Nusantara Tbk PT	34,046
20,639	Saudi Telecom Co.	583,589
5,248	Telecom Argentina SA, ADR	34,427
15,765	Telefonica Brasil SA	141,144
37,500	Telekom Malaysia Berhad	50,551
26,304	Telesites SAB de CV*	28,453
494,000	True Corp. pcl	56,735

		3,015,042

See accompanying notes to the financial statements.

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electric Utilities (0.7%):
8,926	Centrais Eletricas Brasileiras S.A	$63,588
12,336	Centrais Eletricas Brasileiras S.A	87,096
5,163	CEZ AS	123,622
32,087	Companhia Energetica de Minas Gerais	89,951
7,090	CPFL Energia SA	44,434
1,144,575	ENEL Americas SA	187,083
1,011,183	ENEL Chile SA	78,644
6,011	Energisa SA	60,598
32,737	Equatorial Energia SA	145,980
1,337,191	Inter Rao Ues PJSC	96,390
18,686	Interconexion Electrica SA ESP	140,665
8,339	Korea Electric Power Corp., Ltd.	210,759
9,400	Manila Electric Co.	57,178
25,730	PGE SA*	45,041
59,179	Power Grid Corp. of India, Ltd.	154,310
29,789	Saudi Electricity Co.	169,395
82,200	Tenega Nasional Berhad	213,365

		1,968,099

Electrical Equipment (0.4%):
5,000	Contemporary Amperex Technology Co., Ltd., Class A	269,741
6,272	Doosan Heavy Industries & Construction Co., Ltd.*	78,551
33,350	Elswedy Cables Holding Co.	20,867
3,801	Eve Energy Co., Ltd., Class A	47,530
9,805	Havells India, Ltd.	123,035
12,500	Jiangsu Zhongtian Technology Co., Ltd., Class A	20,789
17,559	Luxshare Precision Industry Co., Ltd.	151,392
12,400	Nari Technology Co., Ltd.	50,478
3,900	Sungrow Power Supply Co., Ltd., Class A	43,357
7,800	Xinjiang Goldwind Science & Technology Co., Ltd.^	15,647
16,541	Xinjiang Goldwind Science & Technology Co., Ltd.	36,170
6,600	Zhejiang Chint Electrics Co., Ltd., Class A	39,601
19,900	Zhuzhou CRRC Times Electric Co., Ltd., Class H	86,956

		984,114

Electronic Equipment, Instruments & Components (2.5%):
24,500	AAC Technologies Holdings, Inc.	137,871
346,000	AU Optronics Corp.*	173,154
3,300	AVIC Jonhon Optronic Technology Co., Ltd., Class A	39,563
4,200	Chaozhou Three-Circle Group Co., Ltd., Class A	23,972
10,300	Delta Electronics Thailand PCL	167,125
69,000	Delta Electronics, Inc.	643,665
9,699	Foxconn Industrial Internet Co., Ltd., Class A	20,353
22,000	Foxconn Technology Co., Ltd.	41,708
8,100	GoerTek, Inc., Class A	46,449
2,100	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A	36,989
17,200	Hangzhou Hikvision Digital	127,849
433,000	Hon Hai Precision Industry Co., Ltd.	1,413,945
324,000	Innolux Corp.	162,014
25,500	Kingboard Holdings, Ltd.	107,557
37,500	Kingboard Laminates Holdings, Ltd.	61,321
3,000	Largan Precision Co., Ltd.	339,891
5,700	Lens Technology Co., Ltd., Class A	26,799
8,822	LG Display Co., Ltd.	151,128
549	LG Innotek Co., Ltd.	91,934
19,600	Lingyi iTech Guangdong Co., Class A	36,049

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,200	NAURA Technology Group Co., Ltd., Class A	$33,290
4,200	OFILM Group Co., Ltd., Class A	8,489
2,107	Samsung Electro-Mechanics Co., Ltd., Series L	346,306
1,939	Samsung SDI Co., Ltd.	1,124,809
3,800	Shengyi Technology Co., Ltd., Class A	16,416
1,820	Shennan Circuits Co., Ltd., Class A	30,179
26,400	Sunny Optical Technology Group Co., Ltd.	580,951
7,000	Suzhou Dongshan Precision Manufacturing Co., Ltd.	27,915
55,000	Synnex Technology International Corp.	92,184
14,000	Tianma Microelectronics Co., Ltd., Class A	31,633
40,000	Unimicron Technology Corp.	125,252
6,300	Unisplendour Corp., Ltd., Class A	19,746
13,000	Walsin Technology Corp.	107,091
1,700	Wingtech Technology Co., Ltd.	25,808
47,960	WPG Holdings, Ltd.	73,144
7,140	Wuhan Guide Infrared Co., Ltd.	45,660
1,500	WUS Printed Circuit Kunshan Co., Ltd., Class A	4,325
1,700	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	21,900
10,377	Yageo Corp.	191,267
9,200	Zhejiang Dahua Technology Co., Ltd., Class A	28,044
26,000	Zhen Ding Technology Holding, Ltd.	105,889

		6,889,634

Energy Equipment & Services (0.1%):
72,000	China Oilfield Services, Ltd.	60,971
126,200	Dialog Group Berhad	108,643

		169,614

Entertainment (1.2%):
500,000	Alibaba Pictures Group, Ltd.*	61,961
3,970	Bilibili, Inc., ADR*^	340,309
2,591	CD Projekt SA*	190,777
2,951	DouYu International Holdings, Ltd., ADR*	32,638
400	G-Bits Network Technology Xiamen Co., Ltd.	26,060
2,528	HUYA, Inc., ADR*^	50,383
7,471	IQIYI, Inc., ADR*^	130,593
4,000	Mango Excellent Media Co., Ltd., Class A	44,412
563	Ncsoft Corp.	483,364
14,582	NetEase, Inc., ADR	1,396,519
657	Netmarble Corp.*	79,731
281	Pearl Abyss Corp.*	67,341
7,050	Perfect World Co., Ltd., Class A	31,858
12,970	Tencent Music Entertainment Group, ADR*	249,543
4,800	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	22,970
15,360	Zhejiang Century Huatong Group Co., Ltd., Class A*	16,735

		3,225,194

Equity Real Estate Investment Trusts (0.1%):
120,342	Fibra UNO Amdinistracion SA	136,104
111,747	Growthpoint Properties, Ltd.	95,750

		231,854

Food & Staples Retailing (1.2%):
1,612	Abdullah Al Othaim Markets Co.	52,845
13,933	Atacadao Distribuicao Comercio e Industria, Ltd.	52,016
5,379	Avenue Supermarts, Ltd.*	203,434
51,500	Berli Jucker pcl	59,315
376	BGF Retail Co., Ltd.	46,958
11,558	Bid Corp., Ltd.	207,677

See accompanying notes to the financial statements.

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
15,705	BIM Birlesik Magazalar AS	$159,769
53,777	Cencosud SA	95,848
6,328	Cia Brasileira de Distribuicao	91,439
8,233	Clicks Group, Ltd.	141,733
204,900	CP All pcl	396,690
1,862	Dino Polska SA*	144,423
631	E-Mart Co., Ltd.	88,237
1,004	GS Retail Co., Ltd.	31,879
12,547	Magnit PJSC, GDR	221,018
20,000	President Chain Store Corp.	189,994
33,800	Puregold Price Club, Inc.	28,896
37,127	Raia Drogasil SA	178,994
16,826	Shoprite Holdings, Ltd.	159,466
78,500	Sun Art Retail Group, Ltd.	79,965
5,844	The Spar Group, Ltd.	75,029
182,804	Wal-Mart de Mexico SAB de C.V.	514,387
4,483	X5 Retail Group NV, GDR	161,470
1,120	Yifeng Pharmacy Chain Co., Ltd., Class A	15,450
25,700	Yonghui Superstores Co., Ltd.	28,250

		3,425,182

Food Products (1.9%):
8,424	Almarai Co. JSC	123,409
7,000	Beijing Dabeinong Technology Group Co., Ltd.	10,342
21,374	BRF SA*	90,701
3,392	Britannia Industries, Ltd.	166,330
147,100	Charoen Pokphand Foods Public Co., Ltd.	131,644
36,000	China Feihe, Ltd.	84,667
280,000	China Huishan Dairy Holdings Co., Ltd.*	–
102,000	China Mengniu Dairy Co., Ltd.	617,434
245	CJ CheilJedang Corp.	85,875
75,500	Dali Foods Group Co., Ltd.	43,157
5,560	Foshan Haitian Flavouring & Food Co., Ltd.	171,008
15,800	Genting Plantations Berhad	38,740
8,223	Gruma, SAB de C.V., Class B	97,931
55,199	Grupo Bimbo SAB de C.V., Series A, Class A	119,975
3,800	Guangdong Haid Group Co., Ltd., Class A	38,128
5,400	Henan Shuanghui Investment & Development Co., Ltd.	38,815
14,000	Inner Mongolia Yili Indsutrial Group Co., Ltd.	95,123
90,500	IOI Corp. Berhad	98,377
40,289	JBS SA	183,534
3,100	Jiangxi Zhengbang Technology Co., Ltd., Class A	8,079
1,500	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd.	15,330
2,600	Juewei Food Co., Ltd., Class A	30,915
15,700	Kuala Lumpur Kepong Berhad	92,581
9,180	Muyuan Foodstuff Co., Ltd.	108,328
1,121	Nestle India, Ltd.	282,704
2,000	Nestle Malaysia Bhd	69,133
10,600	New Hope Liuhe Co., Ltd., Class A	36,385
951	Orion Corp./ Republic of Korea	108,358
84	Ottogi Corp.	44,675
20,980	PPB Group Berhad	96,694
277,800	PT Charoen Pokphand Indonesia Tbk	129,348
76,600	PT Indofood CBP Sukses Makmur Tbk	52,282
127,500	PT Indofood Sukses Makmur Tbk	62,209
51,450	QL Resources Berhad	74,243

Shares		Value
Common Stocks, continued
Food Products, continued
77,300	Sime Darby Plantation Bhd	$95,965
17,000	Standard Foods Corp.	37,154
20,577	Tata Consumer Products, Ltd.	166,565
56,100	Thai Union Frozen Products pcl	25,459
9,830	The Savola Group	111,376
5,794	Tiger Brands, Ltd.	81,696
70,000	Tingyi (Caymen Is) Holding Corp.	119,765
6,800	Tongwei Co., Ltd., Class A	40,191
43,000	Uni-President China Holdings, Ltd.	43,770
157,000	Uni-President Enterprises Corp.	377,883
32,810	Universal Robina Corp.	104,264
202,000	Want Want China Holdings, Ltd.	146,196
13,060	Wens Foodstuffs Group Co., Ltd.	36,464
18,000	Yihai International Holding, Ltd.	268,216

		5,101,418

Gas Utilities (0.5%):
18,500	Beijing Enterprises Holdings, Ltd.	60,404
96,400	China Gas Holdings, Ltd.	384,379
32,000	China Resources Gas Group, Ltd.	170,207
28,300	ENN Energy Holdings, Ltd.	415,399
59,757	GAIL India, Ltd.	101,236
7,975	Indraprastha Gas, Ltd.	55,099
18,498	Infraestructura Energetica Nova, SAB de C.V.*	72,126
1,191	Korea Gas Corp.	33,942
31,800	Petronas Gas Berhad	135,914
548,900	PT Perusahaan Gas Negara Tbk	64,854

		1,493,560

Health Care Equipment & Supplies (0.5%):
16,000	AK Medical Holdings, Ltd.	27,793
1,100	Autobio Diagnostics Co., Ltd., Class A	24,444
64,000	Hartalega Holdings Berhad	193,623
2,280	Jafron Biomedical Co., Ltd., Class A	23,684
900	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	3,894
43,800	Kossan Rubber Industries	49,151
7,700	Lepu Medical Technology Beijing Co., Ltd., Class A	32,010
25,000	Microport Scientific Corp.^	135,707
1,200	Ovctek China, Inc., Class A	15,065
88,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	199,405
2,500	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	162,430
11,000	Sri Trang Gloves Thailand PCL	27,910
56,834	Supermax Corp. Berhad*	85,215
174,100	Top Glove Corp. Berhad	265,957

		1,246,288

Health Care Providers & Services (0.6%):
9,613	Aier Eye Hospital Group Co., Ltd., Class A	110,101
3,000	Apollo Hospitals Enterprise, Ltd.	99,342
340,900	Bangkok Dusit Medical Services Public Co., Ltd.	236,740
13,700	Bumrungrad Hospital pcl	54,791
2,415	Celltrion Healthcare Co., Ltd.*	361,242
43,815	Hapvida Participacoes e Investimentos SA	128,734
3,300	Huadong Medicine Co., Ltd., Class A	13,435
85,100	IHH Healthcare Berhad	116,645
36,000	Jinxin Fertility Group, Ltd.	73,424

See accompanying notes to the financial statements.

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
11,000	Jointown Pharmaceutical Group Co., Ltd.*	$30,590
15,300	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A*	26,503
17,992	Notre Dame Intermedica Participacoes SA	271,380
1,900	Shanghai Pharmaceuticals Holding Co., Ltd.	5,579
41,700	Shanghai Pharmaceuticals Holding Co., Ltd.	73,615
45,200	Sinopharm Group Co., Series H	110,183
700	Topchoice Medical Corp., Class A*	29,656

		1,741,960

Health Care Technology (0.2%):
138,000	Alibaba Health Information Technology, Ltd.*	409,506
17,500	Ping An Healthcare and Technology Co., Ltd.*	212,354
10,790	Winning Health Technology Group Co., Ltd.	28,959

		650,819

Hotels, Restaurants & Leisure (0.8%):
231,900	Asset World Corp. pcl	35,177
4,100	China International Travel Service Corp., Ltd., Class A	177,428
67,600	Genting Berhard	75,200
86,800	Genting Malaysia Berhad	58,151
28,000	Haidilao International Holding, Ltd.	215,768
5,457	Huazhu Group, Ltd., ADR	245,729
15,230	Jollibee Foods Corp.	61,918
2,830	Jubilant Foodworks, Ltd.	108,442
3,833	Kangwon Land, Inc.	82,907
101,900	Minor International pcl*	87,811
9,175	OPAP SA	122,848
1,987	Saudi Airlines Catering Co.	40,834
25,400	Shenzhen Overseas Chinese Town Co., Ltd., Class A	27,552
6,660	Songcheng Performance Development Co., Ltd., Class A	18,054
14,262	Yum China Holdings, Inc.	814,218

		2,172,037

Household Durables (0.4%):
73,600	Haier Smart Home Co., Ltd., Class H*^	266,785
3,853	LG Electronics, Inc.	479,276
13,100	NavInfo Co., Ltd.	28,659
7,000	Nien Made Enterprise Co., Ltd.	81,308
17,100	Qingdao Haier Co., Ltd.	76,548
28,400	TCL Corp., Class A	30,845
1,893	Woongjin Coway Co., Ltd.*	126,717
1,600	Zhejiang Supor Co., Ltd., Class A	19,094

		1,109,232

Household Products (0.4%):
29,792	Hindustan Unilever, Ltd.	978,285
54,099	Kimberl- Clark de Mexico SAB de C.V.	92,430
274,300	PT Unilever Indonesia Tbk	143,605
15,000	Vinda International Holdings, Ltd.	41,015

		1,255,335

Independent Power and Renewable Electricity Producers (0.5%):
57,800	Aboitiz Power Corp.	31,994
13,831	Adani Green Energy, Ltd.*	199,843
26,100	B Grimm Power pcl	42,486
213,000	Cgn Power Co., Ltd., Class H	45,965
124,000	China Longyuan Power Group Corp.	124,058

Shares		Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers, continued
41,500	China National Nuclear Power Co., Ltd.	$31,271
185,000	China Power International Develpoment, Ltd.	39,628
70,000	China Resources Power Holdings Co.	75,620
48,800	China Yangtze Power Co., Ltd.	143,110
271,021	Colbun SA	47,923
11,400	Electricity Genera pcl	73,506
7,616	Engie Brasil Energia SA	64,432
25,400	Global Power Synergy pcl	62,041
87,800	Gulf Energy Development pcl, Class R	100,693
13,900	Huadian Power International Corp, Ltd., Class A	7,228
168,000	Huaneng Power International, Inc., Class H	61,420
139,773	NTPC, Ltd.	191,016
33,400	Ratch Group pcl	58,788
20,900	SDIC Power Holdings Co., Ltd., Class A	27,629
21,900	Sichuan Chuantou Energy Co., Ltd., Class A	33,658

		1,462,309

Industrial Conglomerates (0.9%):
77,690	Aboitiz Equity Ventures, Inc.	76,491
65,016	Alfa SAB de C.V., Class A	46,995
7,824	Bidvest Group, Ltd.	84,110
176,000	Citic, Ltd.	124,942
713	CJ Corp.	60,525
115,000	Far Eastern New Century Corp.	118,270
104,500	Fosun International, Ltd.	164,264
15,971	Grupo Carso SAB de C.V.*	53,289
1,087	Hanwha Corp.	28,261
28,800	Hap Seng Consolidated Berhad	61,639
63,698	Industries Qatar Q.S.C.	190,490
119,574	JG Summit Holdings, Inc.	178,312
20,331	KOC Holdings AS	58,013
3,133	LG Corp.	252,838
935	Lotte Corp.	30,437
3,059	Samsung C&T Corp.	388,067
2,872	Siemens, Ltd.	62,035
62,100	Sime Darby Berhad	35,699
1,183	SK Holdings Co., Ltd.	262,505
9,880	SM Investments Corp.	216,137

		2,493,319

Insurance (2.7%):
1,480	Bajaj Finserv, Ltd.	180,723
23,439	BB Seguridade Participacoes SA	133,717
2,203	Bupa Arabia For Cooperative Insurance Co.*	71,717
254,137	Cathay Financial Holding Co., Ltd.	381,355
6,100	China Life Insurance Co., Ltd.	35,903
105,033	China Life Insurance Co., Ltd.	83,001
259,000	China Life Insurance Co., Ltd.	572,960
18,000	China Pacific Insurance Group Co., Ltd., Class A	105,890
91,200	China Pacific Insurance Group Co., Ltd., Class H	358,216
63,600	China Taiping Insurance Holdings Co., Ltd.	115,032
2,036	DB Insurance Co., Ltd.	82,049
13,781	Discovery, Ltd.	142,695
28,077	HDFC Life Insurance Co., Ltd.*	260,464
1,434	Hyundai Marine & Fire Insurance Co., Ltd.	29,995
7,561	ICICI Lombard General Insurance Co., Ltd.*	157,712
14,231	ICICI Prudential Life Insurance Co., Ltd.*	97,261
27,000	New China Life Insurance Co., Ltd.	105,717

See accompanying notes to the financial statements.

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Insurance, continued
4,500	New China Life Insurance Co., Ltd., Class A	$39,984
145,915	Old Mutual, Ltd.	118,305
178,000	People’s Insurance Co. Group of China, Ltd. (The)	56,550
28,100	People’s Insurance Co. Group of China, Ltd. (The)	28,259
230,000	Picc Property & Casuality Co., Ltd., Class H	174,272
24,400	Ping An Insurance Group Co. of China, Ltd.	324,657
207,000	Ping An Insurance Group Co. of China, Ltd.	2,542,670
17,119	Powszechny Zaklad Ubezpieczen SA*	148,443
26,923	Rand Merchant Investment Holdings, Ltd.	58,927
1,138	Samsung Fire & Marine Insurance Co., Ltd.	196,825
2,642	Samsung Life Insurance Co., Ltd.	192,937
66,045	Sanlam, Ltd.	264,443
14,052	SBI Life Insurance Co., Ltd.*	174,644
303,521	Shin Kong Financial Holdings Co., Ltd.	95,198
10,061	Sul America SA	85,911
2,914	The Co. for Cooperative Insurance*	61,914
11,700	Zhongan Online P&c Insurance Co., Ltd.*	54,924

		7,533,270

Interactive Media & Services (7.3%):
2,131	Autohome, Inc., ADR	212,290
9,581	Baidu, Inc., ADR*	2,071,796
2,752	Info Edge India, Ltd.	179,679
2,257	JOYY, Inc., ADR^	180,515
2,022	Kakao Corp.	727,293
2,727	Mail.Ru Group, Ltd., GDR*	73,595
6,092	Momo, Inc., ADR	85,044
4,323	NAVER Corp.	1,167,410
2,472	Sina Corp.*^	104,763
201,600	Tencent Holdings, Ltd.	14,730,828
2,211	Weibo Corp., ADR*^	90,629
10,489	Yandex NV, Class A*	733,905

		20,357,747

Internet & Direct Marketing Retail (9.7%):
66,342	Alibaba Group Holding, Ltd., ADR*	15,439,776
9,562	Allegro.eu SA*	217,641
7,477	B2W Cia Digital*	108,848
1,271	Baozun, Inc., ADR*^	43,659
320	CJ ENM Co., Ltd.	41,214
7,700	JD Health International, Inc.*	148,990
30,500	JD.com, Inc., ADR*	2,680,950
126,400	Meituan*	4,834,493
13,388	Pinduoduo, Inc., ADR*	2,378,646
31,200	Tongcheng-Elong Holdings, Ltd.*	60,446
16,606	Trip.com Group, Ltd., ADR*	560,120
15,757	Vipshop Holdings, Ltd., ADR*	442,929

		26,957,712

IT Services (1.9%):
6,000	Beijing Sinnet Technology Co., Ltd.	15,790
9,100	DHC Software Co., Ltd., Class A	11,577
2,987	GDS Holdings, Ltd., ADR*^	279,703
38,047	HCL Technologies, Ltd.	493,811
119,613	Infosys, Ltd.	2,057,893
1,744	Kingsoft Cloud Holdings, Ltd., ADR*^	75,951
1,779	Larsen & Toubro Infotech, Ltd.	89,178
1,197	Samsung SDS Co., Ltd.	196,438
32,820	Tata Consultancy Services, Ltd.	1,288,057

Shares		Value
Common Stocks, continued
IT Services, continued
21,287	Tech Mahindra, Ltd.	$284,378
36,000	Travelsky Technology, Ltd., Series H	86,856
2,800	Wangsu Science & Technology Co., Ltd., Class A	2,958
40,643	Wipro, Ltd.	214,861

		5,097,451

Leisure Products (0.1%):
11,000	Giant Manufacturing Co., Ltd.	107,915
1,684	HLB, Inc.*	143,113

		251,028

Life Sciences Tools & Services (1.0%):
4,557	Divi’s Laboratories, Ltd.	240,541
42,000	Genscript Biotech Corp.	61,379
1,800	Hangzhou Tigermed Consulting Co., Ltd., Class A	44,609
3,100	Hangzhou Tigermed Consulting Co., Ltd., Class H*	71,837
3,200	Pharmaron Beijing Co., Ltd., Class H	54,236
575	Samsung Biologics Co., Ltd.*	436,428
4,340	WuXi AppTec Co., Ltd., Class A	89,598
10,080	WuXi AppTec Co., Ltd., Class H	198,043
108,500	Wuxi Biologics Cayman, Inc.*	1,445,274

		2,641,945

Machinery (0.8%):
5,000	AirTac International Group	160,228
60,500	China Conch Venture Holdings, Ltd.	294,355
72,200	China Shipbuilding Industry Co., Ltd., Class A*	46,307
52,699	CRRC Corp., Ltd., Class A	42,841
91,000	CRRC Corp., Ltd., Class H	31,357
1,406	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	35,572
2,359	Doosan Bobcat, Inc.	64,304
23,000	Haitian International Holdings, Ltd.	79,672
11,121	Hiwin Technologies Corp.	152,245
332	Hyundai Heavy Industries Holdings Co., Ltd.	86,738
3,108	Jiangsu Hengli Hydraulic Co., Ltd., Class A	53,795
1,191	Korea Shipbuilding & Offshore*	118,738
14,774	Samsung Heavy Industries Co., Ltd., Class R*	95,884
19,700	Sany Heavy Industry Co., Ltd.	105,418
4,700	Shenzhen Inovance Technology Co., Ltd.	67,200
26,000	Sinotruk Hong Kong, Ltd.	66,589
29,398	WEG SA	428,704
15,600	Weichai Power Co., Ltd., Class A	37,778
68,000	Weichai Power Co., Ltd., Class H	136,792
30,200	XCMG Construction Machinery Co., Ltd.	24,829
14,560	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	55,044
900	Zhongji Innolight Co., Ltd., Class A	7,017
47,600	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	57,128

		2,248,535

Marine (0.2%):
134,000	COSCO SHIPPING Holdings Co., Ltd.*	160,872
86,835	Evergreen Marine Corp., Ltd.*	125,857
53,400	MISC Berhad	91,443
10,485	Pan Ocean Co., Ltd.*	48,374

		426,546

See accompanying notes to the financial statements.

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Media (1.4%):
2,304	Cheil Worldwide, Inc.	$43,662
9,800	China Literature, Ltd.*	77,220
9,928	Cyfrowy Polsat SA	80,986
74,210	Grupo Televisa SAB*	122,127
13,390	Megacable Holdings SAB de C.V.	48,918
14,568	MultiChoice Group, Ltd.	132,954
9,300	Nanji E-Commerce Co., Ltd., Class A	19,483
15,352	Naspers, Ltd.	3,143,725
16,600	Oriental Pearl Group Co., Ltd.	22,721
32,652	ZEE Entertainment Enterprises, Ltd.	100,270

		3,792,066

Metals & Mining (3.7%):
2,136	African Rainbow Minerals, Ltd.	38,115
52,858	Alrosa PAO	70,524
200,000	Aluminum Corp. of China, Ltd.*	70,742
1,874	Anglo American Platinum, Ltd.	182,839
15,497	AngloGold Ashanti, Ltd.	354,452
57,100	Baoshan Iron & Steel Co., Ltd., Class A	51,988
6,515	Bradespar SA	79,917
50,500	China Hongqiao Group, Ltd.	46,258
58,500	China Molybdenum Co., Ltd., Class A	56,044
129,000	China Molybdenum Co., Ltd., Class H	84,268
21,400	China Northern Rare Earth Group High-Tech Co., Ltd., Class A*	42,921
405,000	China Steel Corp.	356,057
6,579	Cia de Minas Buenaventura SA, ADR*	80,198
22,695	Companhia Siderurgica Nacional SA (CSN)	139,173
41,694	Eregli Demir ve Celik Fabrikalari T.A.S.	84,110
2,000	Ganfeng Lithium Co., Ltd.	31,081
31,906	Gold Fields	296,072
109,311	Grupo Mexico SAB de C.V., Series B, Class B	462,205
17,328	Harmony Gold Mining Co., Ltd.*	83,365
54,379	Hindalco Industries, Ltd.	179,693
3,115	Hyundai Steel Co.	113,958
28,546	Impala Platinum Holdings, Ltd.	392,768
4,401	Industrias Penoles SAB de C.V.*	74,502
226,900	Inner Mongolia Baotou Steel Union Co., Ltd.*	40,625
49,000	Jiangxi Copper Co., Ltd.	77,044
6,400	Jiangxi Copper Co., Ltd., Class A	19,590
27,645	JSW Steel, Ltd.	146,977
4,974	KGHM Polska Miedz SA*	244,229
289	Korea Zinc Co.	106,700
2,403	Kumba Iron Ore, Ltd.	102,143
235,200	Merdeka Copper Gold Tbk PT*	40,780
2,253	MMC Norilsk Nickel PJSC	724,418
13,410	Northam Platinum, Ltd.*	191,672
42,350	Novolipetsk Steel PJSC	120,132
8,152	Polymetal International plc	191,923
1,157	Polyus PJSC	239,022
2,493	POSCO	624,762
46,000	Press Metal Aluminium Holdings Bhd	96,034
14,842	Saudi Arabian Mining Co.*	160,246
7,676	Severstal	137,004
8,120	Shandong Gold Mining Co., Ltd.	29,392
14,000	Shandong Gold Mining Co., Ltd., Class H	32,436
82,152	Sibanye Stillwater, Ltd.	330,989
2,868	Southern Copper Corp.	186,764

Shares		Value
Common Stocks, continued
Metals & Mining, continued
22,617	Tata Steel, Ltd.	$199,969
32,700	Tongling Nonferrous Metals Group Co., Ltd., Class A	12,854
130,720	Vale SA	2,200,983
73,377	Vedanta, Ltd.	161,674
5,040	Yintai Gold Co., Ltd.	6,651
48,000	Zhaojin Mining Industry Co., Ltd., Class H	56,748
4,700	Zhejiang Huayou Cobalt Co., Ltd., Class A*	57,033
4,500	Zhongjin Gold Corp., Ltd.	6,075
38,700	Zijin Mining Group Co., Ltd.	55,186
214,000	Zijin Mining Group Co., Ltd.	240,780

		10,212,085

Multiline Retail (0.4%):
72,375	Central Retail Corp. pcl*	74,311
28,144	Lojas Renner SA	235,933
497	Lotte Shopping Co., Ltd.	46,829
107,979	Magazine Luiza SA	518,710
29,155	S.A.C.I. Falabella	108,035
298	Shinsegae Department Store Co.	65,657
6,235	Trent, Ltd.	58,911
30,415	Woolworths Holdings, Ltd.	82,195

		1,190,581

Multi-Utilities (0.0%†):
16,879	Qatar Electricity & Water Co.	82,870

Oil, Gas & Consumable Fuels (5.0%):
24,436	Bharat Pertoleum Corp., Ltd.	127,813
11,100	China Merchants Energy Shipping Co., Ltd., Class A	9,592
34,000	China Petroleum & Chemical Corp., Class A	20,952
844,000	China Petroleum & Chemical Corp., Class H	375,140
10,100	China Shenhua Energy Co., Ltd.	27,856
128,500	China Shenhua Energy Co., Ltd.	242,138
631,000	CNOOC, Ltd.	580,043
38,180	Coal India, Ltd.	70,845
5,197	Cosan sa industria e Comercio	75,777
8,500	COSCO SHIPPING Energy Transportation Co., Ltd., Class A	8,684
183,077	Ecopetrol SA	120,389
14,745	Empresas Copec SA	149,787
65,200	Energy Absolute Public Co., Ltd.	107,673
8,858	Exxaro Resources, Ltd.	83,100
38,000	Formosa Petrochemical Corp.	134,971
414,665	Gazprom PJSC	1,196,654
1,948	GS Holdings	67,399
22,086	Hindustan Petroleum Corp., Ltd.	66,082
70,847	Indian Oil Corp., Ltd.	88,309
124,000	Kunlun Energy Co., Ltd.	107,241
14,638	LUKOIL PJSC	1,026,429
16,206	MOL Hungarian Oil And Gas plc*	118,118
3,243	Novatek PJSC, GDR	526,154
8,128	Oil & Gas Development Co., Ltd.	5,293
66,144	Oil & Natural Gas Corp., Ltd.	84,378
45,900	PetroChina Co., Ltd., Class A	29,128
680,000	PetroChina Co., Ltd., Class H	208,812
129,319	Petroleo Brasileiro SA	718,328
172,571	Petroleo Brasileiro SA	941,635
11,400	Petronas Dagangan Berhad	60,955
21,431	Petronet LNG, Ltd.	72,819

See accompanying notes to the financial statements.

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
10,578	Polski Koncern Naftowy Orlen SA	$163,491
63,750	Polskie Gornictwo Naftowe i Gazownictwo SA	94,679
639,600	PT Adaro Energy Tbk	65,172
58,000	PT United Tractors Tbk	110,111
54,900	PTT Exploration & Production pcl	179,875
391,800	PTT pcl	555,503
19,690	Qatar Fuel QSC	101,061
46,623	Qatar Gas Transport Co., Ltd.	40,745
10,829	Rabigh Refining & Petrochemical Co.*	39,869
100,395	Reliance Industries, Ltd.	2,735,043
25,357	Rosneft Oil Co. PJSC	149,733
16,668	Rosneft Oil Co. PJSC, GDR	93,989
71,597	Saudi Arabian Oil Co.	667,935
26,100	Shaanxi Coal Industry Co., Ltd.	37,388
2,000	Shanxi Meijin Energy Co., Ltd., Class A*	2,043
1,982	SK Innovation Co., Ltd.	348,020
1,806	S-Oil Corp.	115,197
243,402	Surgutneftegas PJSC	119,324
199,091	Surgutneftegas Prefernce	112,972
50,853	Tatneft PJSC	353,402
49,100	Thai Oil Public Co., Ltd.	85,096
4,521	Tupras-Turkiye Petrol Rafine*	65,825
28,345	Ultrapar Participacoes SA	129,560
70,000	Yanzhou Coal Mining Co.	55,988
1,194	YPF Sociedad Anonima, ADR*	5,612

		13,880,127

Paper & Forest Products (0.2%):
43,569	Empresas CMPC SA	114,793
43,000	Lee & Man Paper Manufacturing, Ltd.	35,233
67,000	Nine Dragons Paper Holdings, Ltd.	95,367
85,700	PT Indah Kiat Pulp & Paper Corp Tbk	63,731
25,330	Suzano SA*	285,498

		594,622

Personal Products (0.6%):
1,189	Amorepacific Corp.	226,038
863	Amorepacific Group	43,654
3,754	Colgate-Palmolive India, Ltd.	80,514
20,734	Dabur India, Ltd.	151,706
14,700	Godrej Consumer Products, Ltd.	149,183
22,000	Hengan International Group Co., Ltd.	155,759
321	LG Household & Health Care, Ltd.	478,769
60	LG Household & Health Care, Ltd.	39,673
16,791	Marico, Ltd.	92,641
29,667	Natura & Co. Holding SA*	299,880

		1,717,817

Pharmaceuticals (1.5%):
12,537	Aspen Pharmacare Holdings, Ltd.*	107,092
1,000	Asymchem Laboratories Tianjin Co., Ltd., Class A	45,754
11,197	Aurobindo Pharma, Ltd.	141,367
900	Betta Pharmaceuticals Co., Ltd.	14,801
2,400	CanSino Biologics, Inc., Class H*	54,931
518	Celltrion Pharm, Inc.*	113,366
1,200	Changchun High & New Technology Industry Group, Inc., Class A	82,635
1,500	Chengdu Kanghong Pharmaceutical Group Co., Ltd.	11,066
56,000	China Medical System Holdings, Ltd.	62,761

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
308,000	China Pharmaceutical Enterprise & Investment Corp.	$314,970
80,500	China Resources Pharmaceutical	41,342
100,000	China Traditional Chinese Medicine Holdings Co., Ltd.	49,598
14,918	Cipla, Ltd.	167,642
3,972	Dr Reddy’s Laboratories, Ltd.	283,497
2,900	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A	12,993
268	Hanmi Pharm Co., Ltd.*	90,761
42,000	Hansoh Pharmaceutical Group Co., Ltd.*	204,267
2,773	Hutchison China MediTech, Ltd., ADR*	88,791
15,104	Hypera SA	99,602
2,134	Ipca Laboratories, Ltd.	64,097
11,856	Jiangsu Hengrui Medicine Co., Ltd.	202,534
7,523	Lupin, Ltd.	100,707
61,500	Luye Pharma Group, Ltd.	28,711
2,080	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	11,175
7,000	Oneness Biotech Co., Ltd.*	59,959
3,371	Piramal Enterprises, Ltd.	66,111
881,600	PT Kalbe Farma Tbk	92,937
5,856	Richter Gedeon Nyrt	147,213
5,700	Shanghai Fosun Pharmaceutical Group Co., Ltd.	47,338
17,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	81,559
4,800	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A	18,747
1,151	Shin Poong Pharmaceutical Co., Ltd.*	131,833
361,750	Sino Biopharmaceutical, Ltd.	349,938
463	SK Biopharmaceuticals Co., Ltd.*	72,107
30,000	SSY Group, Ltd.	17,068
32,087	Sun Pharmaceutical Industries, Ltd.	260,855
1,998	Torrent Pharmaceuticals, Ltd.	76,788
1,970	Yuhan Corp.*	136,283
3,600	Yunnan Baiyao Group Co., Ltd.	62,688
1,300	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	53,338
6,380	Zhejiang Huahai Pharmaceutical Co., Ltd.	33,098
3,600	Zhejiang NHU Co., Ltd., Class A	18,578
500	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd.	5,865

		4,126,763

Professional Services (0.0%†):
1,148	51job, Inc., ADR*	80,360

Real Estate Management & Development (2.0%):
50,000	Agile Group Holdings, Ltd.	66,711
126,385	Aldar Properties PJSC	108,492
291,100	Ayala Land, Inc.	247,945
78,422	Barwa Real Estate Co.	73,383
13,663	Cencosud Shopping SA	21,917
72,200	Central Pattana pcl	115,034
59,000	China Aoyuan Group, Ltd.	57,421
60,000	China Everbright Environment Group, Ltd.	115,396
12,350	China Fortune Land Development Co., Ltd.	24,448
218,000	China Jinmao Holdings Group, Ltd.	100,425
4,900	China Merchants Property Operation & Service Co., Ltd., Class A	16,143
24,100	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	49,018
126,000	China Overseas Land & Investment, Ltd.	274,105

See accompanying notes to the financial statements.

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
55,000	China Overseas Property Holdings, Ltd.	$28,717
110,000	China Resources Land, Ltd.	455,802
26,600	China Vanke Co., Ltd., Class A	116,910
50,600	China Vanke Co., Ltd., Class H	174,965
108,000	CIFI Holdings Group Co., Ltd.	91,581
262,000	Country Garden Holdings Co., Ltd.	362,540
14,300	Dar Al Arkan Real Estate Development Co.*	33,033
25,683	DLF, Ltd.	82,086
9,596	Emaar Economic City*	23,556
100,129	Emaar Malls PJSC*	50,034
141,286	Emaar Properties PJSC*	135,956
6,000	Future Land Holdings Co., Ltd.	31,963
10,300	Gemdale Corp., Class A	21,309
17,700	Greenland Holdings Corp., Ltd.	15,808
22,000	Greentown China Holdings, Ltd.	32,207
48,400	Guangzhou R&F Properties Co., Ltd., Class H	62,383
28,600	Highwealth Construction Corp.	46,680
20,000	Hopson Development Holdings, Ltd.	50,974
12,500	Jinke Properties Group Co., Ltd., Class A	13,574
116,000	Kaisa Group Holdings, Ltd.	57,495
3,610	KE Holdings, Inc., ADR*^	222,159
51,000	KWG Group Holdings, Ltd.	69,901
227,100	Land & Houses Public Co., Ltd.	59,874
60,000	Logan Property Holdings Co., Ltd.	98,333
65,000	Longfor Group Holdings, Ltd.	381,760
13,446	Mabanee Co KPSC	29,128
363,000	Megaworld Corp.	30,855
8,776	Multiplan Empreendimentos Imobiliarios SA	39,759
13,626	NEPI Rockcastle plc	86,704
4,800	Poly Property Services Co., Ltd., Class H^	37,851
30,600	Poly Real Estate Group Co., Ltd., Class A	74,111
28,560	Ruentex Development Co., Ltd.	41,584
84,000	Seazen Group, Ltd.	70,039
44,500	Shanghai Lujiazue	34,846
156,000	Shenzhen Investment, Ltd.	53,639
42,000	Shimao Property Holdings, Ltd.	134,282
363,100	SM Prime Holdings, Inc.	291,162
95,000	Sunac China Holdings, Ltd.	351,313
43,000	The Wharf Holdings, Ltd.	115,824
56,700	Xinhu Zhongbao Co., Ltd., Class A	26,943
188,000	Yuexiu Property Co., Ltd.	37,909
62,000	Zhenro Properties Group, Ltd.	37,332

		5,483,319

Road & Rail (0.2%):
303,300	BTS Group Holdings pcl	93,671
235	CJ Logistics Corp.*	35,820
5,655	Container Corp. of India, Ltd.	30,942
45,699	Daqin Railway Co., Ltd., Class A	45,147
22,041	Localiza Rent a Car SA	292,604
45,706	Rumo SA*	169,314

		667,498

Semiconductors & Semiconductor Equipment (8.5%):
113,465	ASE Technology Holding Co., Ltd.	328,348
1,000	ASMedia Technology, Inc.	56,211
36,500	GCL System Integration Technology Co., Ltd.*	23,685
540	Gigadevice Semiconductor Beijing, Inc., Class A	16,350

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
7,000	Globalwafers Co., Ltd.	$177,150
18,000	Hua Hong Semiconductor, Ltd.*	102,070
7,800	Longi Green Energy Technology Co., Ltd.	110,489
53,000	MediaTek, Inc.	1,415,458
47,000	Nanya Technology Corp.	145,756
20,000	Novatek Microelectronics Corp.	261,618
6,000	Phison Electronics Corp.	71,234
24,000	Powertech Technology, Inc.	81,306
18,000	Realtek Semiconductor Corp.	249,258
9,700	Sanan Optoelectronics Co., Ltd., Class A	40,133
130,800	Semiconductor Manufacturing International Corp.*	372,613
400	SG Micro Corp., Class A	16,085
1,400	Shenzhen Goodix Technology Co., Ltd., Class A	33,368
3,000	Silergy Corp.	257,198
19,136	SK Hynix, Inc.	2,093,624
863,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,208,994
10,700	Tianjin Zhonghuan Semiconductor Co., Ltd.	41,870
10,600	Tianshui Huatian Technology Co., Ltd., Class A	22,139
400	Unigroup Guoxin Microelectronics Co., Ltd., Class A	8,206
420,000	United Microelectronics Corp.	704,069
36,000	Vanguard International Semiconductor Corp.	149,203
1,300	Will Semiconductor, Ltd., Class A	46,096
12,000	Win Semiconductors Corp.	148,366
76,000	Winbond Electronics Corp.	78,080
146,000	Xinyi Solar Holdings, Ltd.	381,013

		23,639,990

Software (0.5%):
8,800	360 Security Technology, Inc., Class A	21,171
1,000	Beijing Shiji Information Technology Co., Ltd., Class A	4,755
900	China National Software & Service Co., Ltd., Class A	10,870
480,000	China Youzan, Ltd.*	143,832
802	Douzone Bizon Co., Ltd.	76,758
1,355	Globant SA*	294,862
3,400	Glodon Co., Ltd., Class A	40,950
1,950	Hundsun Technologies, Inc.	31,348
8,500	Iflytek Co., Ltd.	53,229
84,000	Kingdee International Software Group Co., Ltd.	344,737
32,000	Kingsoft Corp., Ltd.	206,286
700	Sangfor Technologies, Inc., Class A	26,551
3,400	Shanghai Baosight Software Co., Ltd.	35,873
10,312	TOTVS SA	57,022
7,150	Yonyou Network Technology Co., Ltd.	48,044

		1,396,288

Specialty Retail (0.5%):
18,000	China Meidong Auto Holdings, Ltd.	73,185
2,316	FF Group*	28
381,000	GOME Retail Holdings, Ltd.*	45,727
225,000	Home Product Center Public Co., Ltd.	102,751
11,000	Hotai Motor Co., Ltd.	252,617
1,292	Hotel Shilla Co., Ltd.	97,828
2,192	Jarir Marketing Co.	101,314
3,482	Jumbo SA	60,625
9,879	Mr Price Group, Ltd.	114,950
27,899	Petrobras Distribuidora SA	118,873

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Specialty Retail, continued
247,600	PT Ace Hardware Indonesia Tbk	$30,276
17,100	Suning.com Co., Ltd., Class A	20,193
45,000	Topsports International Holdings, Ltd.	67,528
45,177	Via Varejo SA*	140,564
20,000	Zhongsheng Group Holdings, Ltd.	142,596

		1,369,055

Technology Hardware, Storage & Peripherals (6.1%):
111,000	Acer, Inc.	93,778
11,616	Advantech Co., Ltd.	145,078
26,000	Asustek Computer, Inc.	232,427
80,300	BOE Technology Group Co., Ltd., Class A	73,902
24,000	Catcher Technology Co., Ltd.	176,529
25,360	Chicony Electronics Co., Ltd.	77,976
12,500	China Greatwall Technology Group Co., Ltd., Class A	36,411
139,000	Compal Electronics, Inc.	102,241
3,100	Dawning Information Industry Co., Ltd.	16,268
37,199	Focus Media Information Technology Co., Ltd., Class A	56,277
11,400	GRG Banking Equipment Co., Ltd., Class A	18,664
3,156	Inspur Electronic Information Industry Co., Ltd., Class A	13,004
103,000	Inventec Corp.	87,825
256,000	Lenovo Group, Ltd.	242,252
71,000	Lite-On Technology Corp.	126,048
24,000	Micro-Star International Co., Ltd.	113,227
5,000	Ninestar Corp.	20,470
67,000	Pegatron Corp.	160,796
104,000	Quanta Computer, Inc.	300,288
166,902	Samsung Electronics Co., Ltd.	12,474,974
6,100	Shenzhen Kaifa Technology Co., Ltd., Class A	17,780
112,863	Wistron Corp.	124,876
3,000	Wiwynn Corp.	75,148
503,400	Xiaomi Corp., Class B*	2,171,068

		16,957,307

Textiles, Apparel & Luxury Goods (0.9%):
3,798	Alpargatas SA	30,713
38,000	Anta Sports Products, Ltd.	603,017
116,000	Bosideng International Holdings, Ltd.	59,182
6,220	Eclat Textile Co., Ltd.	93,751
15,000	Feng Tay Enterprise Co., Ltd.	106,788
1,622	Fila Korea, Ltd.	65,329
77,000	Li Ning Co., Ltd.	530,471
52	LPP SA*	115,826
236	Page Industries, Ltd.	89,287
83,000	Pou Chen Corp.	92,783
28,700	Shenzhou International Group	562,931
11,365	Titan Co., Ltd.	244,343

		2,594,421

Thrifts & Mortgage Finance (0.8%):
60,216	Housing Development Finance Corp., Ltd.	2,123,375

Tobacco (0.3%):
43,949	Eastern Co. SAE	36,546
110,667	ITC, Ltd.	316,982
3,748	KT&G Corp.	287,096
12,100	PT Gudang Garam Tbk*	35,344
11,000	Smoore International Holdings, Ltd.*	84,910

		760,878

Shares		Value
Common Stocks, continued
Trading Companies & Distributors (0.0%†):
7,500	BOC Aviation, Ltd.	$64,868

Transportation Infrastructure (0.6%):
18,445	Adani Ports & Special Economic Zone, Ltd.	122,377
145,200	Airports of Thailand Public Co., Ltd.	299,392
291,400	Bangkok Expressway & Metro	80,407
74,000	Beijing Capital International Airport Co., Ltd.	61,799
44,194	CCR SA	114,616
47,228	China Merchants Port Holdings Co., Ltd.	57,845
80,000	COSCO SHIPPING Ports, Ltd.	55,655
6,907	Grupo Aeroportuario de Sur*	114,300
15,047	Grupo Aeroporturaio del Pacifico SAB de C.V.*	168,015
11,100	Guangzhou Baiyun International Airport Co., Ltd., Class A	23,993
36,180	International Container Terminal Services, Inc.	93,076
36,000	Jiangsu Expressway Co., Ltd., Series H, Class H	40,310
28,300	Malaysia Airports Holdings Berhad	41,849
9,118	Promotora Y Operadora de Infraestructura SAB de CV	80,495
3,000	Shanghai International Air	34,723
35,399	Shanghai International Port Group Co., Ltd.	24,745
35,000	Shenzhen International Holdings, Ltd.	56,500
54,000	Taiwan High Speed Rail Corp.	60,823
33,400	Westports Holding Berhad	35,747
76,000	Zhejiang Expressway Co., Ltd.	64,286

		1,630,953

Water Utilities (0.1%):
186,000	Beijing Enterprises Water Group, Ltd.	74,721
13,691	Cia Saneamento Basico Do Estado de Sao Paulo	117,145
108,000	Guangdong Investment, Ltd.	195,111

		386,977

Wireless Telecommunication Services (1.7%):
38,500	Advanced Info Service Public Co., Ltd.	226,486
1,198,163	America Movil SAB de C.V., Series L	872,681
91,800	Axiata Group Berhad	85,542
46,689	Bharti Airtel, Ltd.	326,392
214,500	China Mobile, Ltd.	1,225,826
98,000	China United Network Communications, Ltd.	66,926
100,300	DIGI.com Berhad	103,313
15,756	Etihad Etisalat Co.*	120,353
58,000	Far EasTone Telecommunications Co., Ltd.	126,233
1,005	Globe Telecom, Inc.	42,501
90,400	Intouch Holdings Public Co., Ltd.	169,922
92,900	Maxis Berhad	116,721
45,853	Mobile Telecommunications Co KSCP	91,476
14,942	Mobile TeleSystems PJSC, ADR	133,731
58,041	MTN Group, Ltd.	238,107
2,760	PLDT, Inc.	77,284
1,318	SK Telecom Co., Ltd.	289,249
49,000	Taiwan Mobile Co., Ltd.	172,290
27,636	TIM SA	77,952
36,500	Total Access Communication Public Co., Ltd.	40,585
40,565	Turkcell Iletisim Hizmetleri AS	88,256
21,658	Vodacom Group, Ltd.	182,767

		4,874,593

Total Common Stocks (Cost $174,155,672)		272,124,773

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Preferred Stocks (1.6%):
Automobiles (0.0%†):
1,265	Hyundai Motor Co., Ltd., 3.45%, 6/29/20	$104,644

Banks (0.7%):
155,705	Banco Bradesco SA, 0.64%, 1/3/20	813,630
169,022	Itau Unibanco Holding SA, Series S, 0.57%, 1/5/21	1,029,337

		1,842,967

Electric Utilities (0.0%†):
3,360	Cia Paranaense de Energia, Class B, 0.51%	48,481

Metals & Mining (0.1%):
42,438	Gerdau SA, 0.78%, 3/6/20	199,778

Multiline Retail (0.1%):
29,978	Lojas Americanas SA, 0.06%, 1/11/21	151,743

Technology Hardware, Storage & Peripherals (0.7%):
29,122	Samsung Electronics Co., Ltd., 1.44%, 3/30/20	1,977,041

Total Preferred Stocks (Cost $3,421,759)		4,324,654

Right (0.0%†):
Construction Materials (0.0%†):
156	POSCO Chemical Co., Ltd., Expires on 1/15/21*	4,373

Total Right (Cost $—)		4,373

Short-Term Securities Held as Collateral for Securities on Loan (0.8%):
2,345,685	BlackRock Liquidity FedFund, Institutional Class , 0.38%(a)(b)	2,345,685

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,345,685)		2,345,685

Contracts, Shares, Notional Amount or Principal Amount		Value
Unaffiliated Investment Companies (0.3%):
Money Markets (0.3%):
784,555	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	784,555

Total Unaffiliated Investment Companies (Cost $784,555)		784,555

Total Investment Securities (Cost $180,707,671) — 100.9%(c)		279,584,040
Net other assets (liabilities) — (0.9)%		(2,434,081)

Net Assets — 100.0%		$277,149,959

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $2,205,751.

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(b)	The rate represents the effective yield at December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

Country	Percentage

Argentina	— %†
Bermuda	0.1%
Brazil	5.1%
Cayman Islands	1.3%
Chile	0.5%
China	33.5%
Colombia	0.2%
Czech Republic	0.1%
Egypt	0.1%
Greece	0.1%
Hong Kong	3.7%
Hungary	0.2%
India	9.2%
Indonesia	1.3%
Kuwait	0.4%
Luxembourg	0.1%
Malaysia	1.5%
Mexico	1.7%

Country	Percentage
Pakistan	— %†
Peru	— %†
Philippines	0.7%
Poland	0.7%
Qatar	0.7%
Republic of Korea (South)	13.4%
Romania	— %†
Russian Federation	2.9%
Saudi Arabia	2.4%
Singapore	— %†
South Africa	3.3%
Switzerland	0.1%
Taiwan, Province Of China	12.5%
Thailand	1.8%
Turkey	0.4%
United Arab Emirates	0.5%
United States	1.5%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/19/21	31	$1,996,710	$60,924

				$60,924

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$180,707,671

Investment securities, at value(a)	$279,584,040
Deposit at broker for futures contracts collateral	150,000
Interest and dividends receivable	450,415
Foreign currency, at value (cost $641,626)	652,035
Receivable for capital shares issued	22,030
Receivable for investments sold	55,757
Reclaims receivable	51,942
Prepaid expenses	1,421

Total Assets	280,967,640

Liabilities:
Payable for capital shares redeemed	562,533
Payable for collateral received on loaned securities	2,345,685
Payable for variation margin on futures contracts	3,255
Accrued foreign taxes	504,444
Manager fees payable	103,045
Administration fees payable	24,414
Distribution fees payable	53,603
Custodian fees payable	64,444
Administrative and compliance services fees payable	874
Transfer agent fees payable	2,191
Trustee fees payable	3,166
Other accrued liabilities	150,027

Total Liabilities	3,817,681

Net Assets	$277,149,959

Net Assets Consist of:
Paid in capital	$178,895,749
Total distributable earnings	98,254,210

Net Assets	$277,149,959

Class 1
Net Assets	$17,702,844
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,072,815
Net Asset Value (offering and redemption price per share)	$8.54

Class 2
Net Assets	$259,447,115
Shares of beneficial interest (unlimited number of shares authorized, no par value)	30,363,996
Net Asset Value (offering and redemption price per share)	$8.54

(a)	Includes securities on loan of $2,205,751.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$6,189,515
Income from securities lending	24,250
Foreign withholding tax	(761,129)

Total Investment Income	5,452,636

Expenses:
Manager fees	2,231,494
Administration fees	136,445
Distribution fees — Class 2	617,451
Custodian fees	293,036
Administrative and compliance services fees	5,650
Transfer agent fees	14,187
Trustee fees	19,334
Professional fees	23,722
Licensing fees	137,279
Shareholder reports	24,002
Other expenses	181,356

Total expenses before reductions	3,683,956
Less expenses voluntarily waived/reimbursed by the Manager	(1,050,121)

Net expenses	2,633,835

Net Investment Income/(Loss)	2,818,801

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	2,884,203
Net realized gains/(losses) on futures contracts	751,420
Net realized gains/(losses) on foreign taxes	(5,675)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	24,190,451
Change in net unrealized appreciation/depreciation on futures contracts	46,346
Change in net unrealized appreciation/depreciation on foreign taxes	(110,503)

Net realized and Change in net unrealized gains/losses on investments	27,756,242

Change in Net Assets Resulting From Operations	$30,575,043

See accompanying notes to the financial statements.

18

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,818,801	$4,942,565
Net realized gains/(losses) on investments	3,629,948	8,439,023
Change in unrealized appreciation/depreciation on investments	24,126,294	39,066,661

Change in net assets resulting from operations	30,575,043	52,448,249

Distributions to Shareholders:
Class 1	(1,141,511)	(737,246)
Class 2	(16,322,201)	(10,511,678)

Change in net assets resulting from distributions to shareholders	(17,463,712)	(11,248,924)

Capital Transactions:
Class 1
Proceeds from shares issued	40,336	152,178
Proceeds from dividends reinvested	1,141,512	737,246
Value of shares redeemed	(2,695,404)	(2,052,200)

Total Class 1 Shares	(1,513,556)	(1,162,776)

Class 2
Proceeds from shares issued	15,754,027	41,510,756
Proceeds from dividends reinvested	16,322,200	10,511,678
Value of shares redeemed	(92,767,343)	(80,726,885)

Total Class 2 Shares	(60,691,116)	(28,704,451)

Change in net assets resulting from capital transactions	(62,204,672)	(29,867,227)

Change in net assets	(49,093,341)	11,332,098
Net Assets:
Beginning of period	326,243,300	314,911,202

End of period	$277,149,959	$326,243,300

Share Transactions:
Class 1
Shares issued	5,758	21,160
Dividends reinvested	154,258	104,872
Shares redeemed	(380,214)	(274,606)

Total Class 1 Shares	(220,198)	(148,574)

Class 2
Shares issued	2,391,693	5,610,295
Dividends reinvested	2,205,703	1,493,136
Shares redeemed	(13,505,171)	(10,446,070)

Total Class 2 Shares	(8,907,775)	(3,342,639)

Change in shares	(9,127,973)	(3,491,213)

See accompanying notes to the financial statements.

19

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

((Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Class 1

Net Asset Value, Beginning of Period	$7.85	$6.99	$8.78	$6.60	$6.04

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.15 (a)	0.16	0.12	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.17	1.04	(1.50)	2.30	0.56

Total from Investment Activities	1.27	1.19	(1.34)	2.42	0.62

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.15)	(0.16)	(0.04)	(0.06)
Net Realized Gains	(0.29)	(0.18)	(0.29)	(0.20)	—

Total Dividends	(0.58)	(0.33)	(0.45)	(0.24)	(0.06)

Net Asset Value, End of Period	$8.54	$7.85	$6.99	$8.78	$6.60

Total Return(b)	17.26%	17.55%	(15.31)%	36.97%	10.21%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$17,703	$17,995	$17,072	$22,883	$19,006
Net Investment Income/(Loss)	1.32%	1.97%	1.89%	1.56%	1.05%
Expenses Before Reductions(c)	1.17%	1.10%	1.03%	1.11%	1.41%
Expenses Net of Reductions	0.77%	0.70%	0.63%	0.71%	1.14%
Portfolio Turnover Rate(d)	12%	25%	20%	19%	115%

Class 2

Net Asset Value, Beginning of Period	$7.85	$6.99	$8.77	$6.60	$6.04

Investment Activities:
Net Investment Income/(Loss)	0.08 (a)	0.12 (a)	0.14	0.10	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.16	1.05	(1.49)	2.30	0.56

Total from Investment Activities	1.24	1.17	(1.35)	2.40	0.60

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.13)	(0.14)	(0.03)	(0.04)
Net Realized Gains	(0.29)	(0.18)	(0.29)	(0.20)	—

Total Dividends	(0.55)	(0.31)	(0.43)	(0.23)	(0.04)

Net Asset Value, End of Period	$8.54	$7.85	$6.99	$8.77	$6.60

Total Return(b)	16.92%	17.18%	(15.46)%	36.63%	9.89%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$259,447	$308,248	$297,839	$351,886	$248,872
Net Investment Income/(Loss)	1.06%	1.65%	1.61%	1.35%	0.80%
Expenses Before Reductions(c)	1.42%	1.35%	1.28%	1.36%	1.64%
Expenses Net of Reductions	1.02%	0.95%	0.88%	0.96%	1.36%
Portfolio Turnover Rate(d)	12%	25%	20%	19%	115%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,234 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,345,685 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $2.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$60,924	Payable for variation margin on futures contracts*	$–

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

22

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$751,420	$46,346

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Emerging Markets Equity Index Fund Class 1	0.85%	0.85%
AZL MSCI Emerging Markets Equity Index Fund Class 2	0.85%	1.10%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $1,487 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain

23

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$54,525,147	$217,599,626	$—	$272,124,773
Preferred Stocks+	2,242,969	2,081,685	—	4,324,654
Rights+	4,373	—	—	4,373
Short-Term Securities Held as Collateral for Securities on Loan	2,345,685	—	—	2,345,685
Unaffiliated Investment Companies	784,555	—	—	784,555

Total Investment Securities	59,902,729	219,681,311	—	279,584,040

Other Financial Instruments:*
Futures Contracts	60,924	—	—	60,924

Total Investments	$59,963,653	$219,681,311	$—	$279,644,964

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Emerging Markets Equity Index Fund	$32,339,341	$107,515,952

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities

24

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $188,574,430. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$103,788,335
Unrealized (depreciation)	(12,778,725)

Net unrealized appreciation/(depreciation)	$91,009,610

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$8,339,630	$9,124,082	$17,463,712

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$4,738,622	$6,510,302	$11,248,924

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

25

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2020

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)

AZL MSCI Emerging Markets Equity Index Fund	$3,376,802	$4,359,675	$—	$90,517,733	$98,254,210

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, mark-to-market of futures contracts and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Emerging Markets Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Emerging Markets Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

27

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 0.20% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $9,124,082.

28

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

29

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

30

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

31

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

32

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

33

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

34

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® MSCI Global Equity Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 21

Statement of Operations Page 21

Statements of Changes in Net Assets Page 22

Financial Highlights Page 23

Notes to the Financial Statements Page 24

Report of Independent Registered Public Accounting Firm Page 30

Other Federal Income Tax Information Page 31

Other Information Page 32

Approval of Investment Advisory and Subadvisory Agreements Page 33

Information about the Board of Trustees and Officers Page 36

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

_

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020 the AZL® MSCI Global Equity Index Fund (the “Fund”) returned 15.36%. That compared to a 16.50% for its benchmark, the MSCI World Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of global equity markets.*

Global equities posted strong gains over the course of 2020 despite a challenging first quarter due to the emergence of coronavirus (COVID-19). In the first quarter, U.S. equities experienced unprecedented levels of financial market volatility, with the Chicago Board Options Exchange Market Volatility Index2 (VIX) surging to its highest level since the 2008 financial crisis. U.S. economic activity declined dramatically, and the unemployment rate spiked. In response, the Federal Reserve Board (the Fed) slashed interest rates and launched a bond-buying program while Congress passed several fiscal stimulus measures, including a $2 trillion relief bill.

Outside of the U.S., the COVID-19 outbreak in Italy intensified, which led to disruptions in economic activity within the eurozone. In the Asia-Pacific region, Japan struggled but relatively outperformed its peers even as COVID-19 fears led to record drawdowns in both Australia and Singapore.

Pandemic containment efforts in the second quarter brought global economic activity to a virtual standstill. Even so, U.S. equities managed to rebound strongly through the second quarter, managing to exit the brief but dramatic bear market. European markets received a boost from the European Central Bank’s new, more flexible quantitative easing, as well as from a €750 billion recovery plan for the region. Among eurozone members, France and Germany outperformed on stronger government support, while Italy and Spain lagged. The U.K. underperformed the region. Australia led the Asia-Pacific region with a strong rebound from its earlier drawdown, while Hong Kong and Singapore underperformed.

In the third quarter, most of the world’s stock markets built on rallies that began in the second quarter. Signs of economic recovery and hope for a COVID-19 vaccine helped investors regain their appetite for risk. The U.S. markets gained on supportive Fed policies and a decline in COVID-19 cases. However, concerns over the valuations of market-leading technology companies led to a sell-off later in the third quarter. In Europe, most countries posted positive performance, although a resurgence of COVID-19 cases and weaker economic signals dragged on performance late in the quarter. The U.K. posted negative returns as it dealt with the COVID-19 cases and uncertainty around Brexit negotiations. Among Asia-Pacific nations, Japan outperformed along with Australia and Hong Kong, while New Zealand lagged as it posted a negative return for the third quarter.

Developed markets around the world largely began the fourth quarter with negative performance in October, although equity markets recovered quickly in November and December. The U.S. election results along with positive news around COVID-19 vaccines helped global markets end the year with strong gains.

From a sector perspective, results for 2020 were mixed. Some sectors of the Index generated strong positive returns for the period, while others lagged significantly. The information technology, consumer discretionary, and communication sectors were the top performers for the period, while the energy sector lagged significantly. The real estate and financial sectors also posted negative results, although they were not as severe as the results for energy stocks.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.*

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a minimal impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020. Investors cannot invest directly in an index.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

1

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Global Equity Index Fund	15.36%	10.16%	10.10%	4.86%
MSCI World Index (gross of withholding taxes)	16.50%	11.15%	12.82%	10.48%
MSCI World Index (net of withholding taxes)	15.90%	10.54%	12.19%	9.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.12%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.31% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.80% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MSCI Global Equity Index Fund	$1,000.00	$1,227.90	$3.92	0.70%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL MSCI Global Equity Index Fund	$1,000.00	$1,021.62	$3.56	0.70%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	21.9%

Health Care	12.9

Financials	12.7

Consumer Discretionary	12.1

Industrials	10.4

Communication Services	8.7

Consumer Staples	7.7

Materials	4.5

Utilities	3.2

Energy	2.7

Real Estate	2.6

Total Common Stocks and Preferred Stocks	99.4

Rights	— †

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Unaffiliated Investment Companies	0.3

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.3%):
Aerospace & Defense (1.4%):
3,642	Airbus SE*	$400,020
21,226	BAE Systems plc	141,944
3,375	Boeing Co. (The)	722,454
1,996	CAE, Inc.	55,315
22	Dassault Aviation SA*	24,131
203	Elbit Systems, Ltd.	26,769
1,527	General Dynamics Corp.	227,248
333	HEICO Corp.	44,089
384	HEICO Corp., Class A	44,951
2,112	Howmet Aerospace, Inc.*	60,276
206	Huntington Ingalls Industries, Inc.	35,119
1,311	L3harris Technologies, Inc.	247,805
1,553	Lockheed Martin Corp.	551,284
322	MTU Aero Engines AG	83,887
1,003	Northrop Grumman Corp.	305,634
9,560	Raytheon Technologies Corp.	683,636
55,436	Rolls-Royce Holdings plc*	84,388
2,032	Safran SA*	288,142
7,400	Singapore Technologies Engineering, Ltd.	21,370
244	Teledyne Technologies, Inc.*	95,643
1,337	Textron, Inc.	64,617
588	Thales SA	53,856
324	TransDigm Group, Inc.*	200,507

		4,463,085

Air Freight & Logistics (0.6%):
6,608	Bollore, Inc.	27,322
848	C.H. Robinson Worldwide, Inc.	79,602
6,215	Deutsche Post AG	307,527
1,094	Expeditors International of Washington, Inc.	104,050
1,532	FedEx Corp.	397,738
2,200	SG Holdings Co., Ltd.	60,065
4,376	United Parcel Service, Inc., Class B	736,919
531	XPO Logistics, Inc.*	63,295
1,800	Yamato Holdings Co., Ltd.	45,985

		1,822,503

Airlines (0.1%):
990	Air Canada*	17,712
1,000	ANA Holdings, Inc.	22,112
760	Delta Air Lines, Inc.	30,560
1,823	Deutsche Lufthansa AG, Registered Shares*^	24,091
1,000	Japan Airlines Co., Ltd.*	19,377
5,225	Qantas Airways, Ltd.	19,559
7,150	Singapore Airlines, Ltd.*	23,116
1,013	Southwest Airlines Co.	47,216

		203,743

Auto Components (0.4%):
1,200	Aisin Sieki Co., Ltd.	36,069
1,668	Aptiv plc	217,324
453	Autoliv, Inc.	41,721
1,542	BorgWarner, Inc.	59,583
3,300	Bridgestone Corp.	108,417
1,124	Compagnie Generale des Establissements Michelin SCA, Class B	144,235
691	Continental AG	102,379
2,800	Denso Corp.	166,733
608	Faurecia SA*	31,166

Shares		Value
Common Stocks, continued
Auto Components, continued
800	Koito Manufacturing Co., Ltd.	$54,419
329	Lear Corp.	52,321
1,919	Magna Internationl, Inc.	135,869
800	NGK Spark Plug Co., Ltd.	13,699
600	Stanley Electric Co., Ltd.	19,365
4,300	Sumitomo Electric Industries, Ltd.	57,051
300	Toyoda Gosei Co., Ltd.	8,722
800	Toyota Industries Corp.	63,597
1,269	Valeo SA	50,111
12,000	Xinyi Glass Holdings, Ltd.	33,583

		1,396,364

Automobiles (2.0%):
2,038	Bayerische Motoren Werke AG (BMW)	179,863
5,359	Daimler AG, Registered Shares	378,361
833	Ferrari NV	192,600
6,550	Fiat Chrysler Automobiles NV*	117,112
24,323	Ford Motor Co.	213,799
8,240	General Motors Co.	343,114
10,300	Honda Motor Co., Ltd.	287,702
4,200	Isuzu Motors, Ltd.	39,992
4,500	Mazda Motor Corp.	30,274
14,100	Nissan Motor Co., Ltd.*	76,719
3,490	PSA Peugeot Citroen SA*	95,499
1,032	Renault SA*	45,151
3,800	Subaru Corp.	76,154
2,300	Suzuki Motor Corp.	106,797
4,641	Tesla, Inc.*	3,275,014
13,000	Toyota Motor Corp.	996,970
149	Volkswagen AG	30,967
2,100	Yamaha Motor Co., Ltd.	42,947

		6,529,035

Banks (5.4%):
3,369	ABN AMRO Group NV*	33,044
17,721	Australia & New Zealand Banking Group, Ltd.	310,469
41,491	Banco Bilbao Vizcaya Argentaria SA	203,366
109,158	Banco Santander SA	338,879
8,039	Bank Hapoalim BM	55,219
7,964	Bank Leumi Le-Israel Corp.	47,050
48,521	Bank of America Corp.	1,470,671
11,200	Bank of East Asia, Ltd. (The)^	24,007
200	Bank of Kyoto, Ltd. (The)	10,473
3,989	Bank of Montreal	303,336
7,635	Bank of Nova Scotia^	412,735
221	Banque Cantonale Vaudois, Registered Shares	24,040
107,759	Barclays plc	216,241
6,944	BNP Paribas SA*	366,209
24,500	BOC Hong Kong Holdings, Ltd.	74,458
20,425	CaixaBank SA	52,481
2,557	Canadian Imperial Bank of Commerce^	218,431
2,800	Chiba Bank, Ltd. (The)	15,444
13,025	Citigroup, Inc.	803,122
2,688	Citizens Financial Group, Inc.	96,123
4,941	Commerzbank AG*	31,791
11,143	Commonwealth Bank of Australia	705,987
8,400	Concordia Financial Group, Ltd.	29,799
6,960	Credit Agricole SA	87,875

See accompanying notes to the financial statements.

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Banks, continued
3,893	Danske Bank A/S	$64,570
11,900	DBS Group Holdings, Ltd.	225,138
6,348	DNB ASA*	125,179
1,649	Erste Group Bank AG*	49,778
4,520	Fifth Third Bancorp	124,616
3,510	Finecobank Banca Fineco SpA*	57,275
1,119	First Republic Bank	164,415
1,400	Fukuoka Financial Group, Inc.	25,097
4,900	Hang Seng Bank, Ltd.	84,671
127,581	HSBC Holdings plc	665,583
6,066	Huntington Bancshares, Inc.	76,614
24,884	ING Groep NV*	235,705
101,156	Intesa Sanpaolo SpA*	235,969
7,605	Isreal Discount Bank	29,367
1,400	Japan Post Bank Co., Ltd.	11,567
18,964	JPMorgan Chase & Co.	2,409,754
1,508	KBC Group NV*	105,678
6,122	KeyCorp	100,462
441,813	Lloyds Banking Group plc*	222,677
862	M&T Bank Corp.	109,733
4,869	Mediobanca SpA*	44,495
76,700	Mitsubishi UFJ Financial Group, Inc.	339,726
1,110	Mizrahi Tefahot Bank, Ltd.	25,751
15,650	Mizuho Financial Group, Inc.	199,521
20,258	National Australia Bank, Ltd.	353,359
1,989	National Bank of Canada	111,960
25,642	Natwest Group plc	59,295
19,896	Nordea Bank AB*	162,538
21,300	Oversea-Chinese Banking Corp., Ltd.	161,975
2,602	PNC Financial Services Group, Inc. (The)	387,698
295	Raiffeisen International Bank-Holding AG*	5,957
5,891	Regions Financial Corp.	94,963
11,700	Resona Holdings, Inc.	41,205
8,575	Royal Bank of Canada	704,691
300	Shinsei Bank, Ltd.	3,723
3,700	Shizuoka Bank, Ltd. (The)	27,259
10,530	Skandinaviska Enskilda Banken AB, Class A*	108,145
4,809	Societe Generale	100,169
16,290	Standard Chartered plc	104,441
7,400	Sumitomo Mitsui Financial Group, Inc.	229,012
1,900	Sumitomo Mitsui Trust Holdings, Inc.	58,923
325	SVB Financial Group*	126,045
9,846	Svenska Handelsbanken AB, Class A*	98,837
5,915	Swedbank AB, Class A*	104,046
11,301	Toronto-Dominion Bank (The)	638,617
8,452	Truist Financial Corp.	405,104
8,452	U.S. Bancorp	393,779
12,995	Unicredit SpA	120,238
8,204	United Overseas Bank, Ltd.	140,090
24,567	Wells Fargo & Co.	741,432
22,912	Westpac Banking Corp.	341,791

		17,489,883

Beverages (1.7%):
4,796	Anheuser-Busch InBev NV	335,113
2,700	Asahi Breweries, Ltd.	111,306
1,853	Brown-Forman Corp., Class B	147,184
10,000	Budweiser Brewing Co. APAC, Ltd.	33,059

Shares		Value
Common Stocks, continued
Beverages, continued
694	Carlsberg A/S, Class B	$111,279
3,938	Coca-Cola Amatil, Ltd.	39,266
600	Coca-Cola Bottlers Japan Holdings, Inc.	9,376
25,496	Coca-Cola Co. (The)	1,398,201
1,380	Coca-Cola European Partners plc	66,623
1,242	Coca-Cola HBC AG	40,389
1,069	Constellation Brands, Inc., Class C	234,164
4,404	David Campari-Milano NV	50,368
14,463	Diageo plc	571,509
732	Heineken Holding NV	68,942
1,596	Heineken NV	177,962
400	ITO EN, Ltd.	25,314
3,572	Keurig Dr Pepper, Inc.	114,304
5,200	Kirin Holdings Co., Ltd.	122,792
992	Molson Coors Brewing Co., Class B	44,828
2,391	Monster Beverage Corp.*	221,120
8,604	PepsiCo, Inc.	1,275,973
1,316	Pernod Ricard SA	252,230
103	Remy Cointreau SA	19,141
700	Suntory Beverage & Food, Ltd.	24,779
5,399	Treasury Wine Estates, Ltd.	39,157

		5,534,379

Biotechnology (1.7%):
11,036	AbbVie, Inc.	1,182,507
1,352	Alexion Pharmaceuticals, Inc.*	211,236
705	Alnylam Pharmaceuticals, Inc.*	91,629
3,636	Amgen, Inc.	835,989
295	Argenx SE*	86,948
1,015	Biogen, Inc.*	248,533
1,071	BioMarin Pharmaceutical, Inc.*	93,916
2,860	CSL, Ltd.	624,812
889	Exact Sciences Corp.*	117,784
246	Galapagos NV*	24,203
397	Genmab A/S*	160,606
7,872	Gilead Sciences, Inc.	458,623
1,713	Grifols SA^	50,002
1,213	Incyte Corp.*	105,507
665	Ionis Pharmaceuticals, Inc.*	37,599
1,711	Moderna, Inc.*	178,748
515	Neurocrine Biosciences, Inc.*	49,363
700	Peptidream, Inc.*	35,582
658	Regeneron Pharmaceuticals, Inc.*	317,886
458	Sarepta Therapeutics, Inc.*	78,084
807	Seagen, Inc.*	141,338
1,620	Vertex Pharmaceuticals, Inc.*	382,871

		5,513,766

Building Products (0.6%):
764	A.O. Smith Corp.	41,882
1,400	AGC, Inc.	48,900
548	Allegion plc	63,776
5,840	ASSA Abloy AB, Class B	143,710
5,080	Carrier Global Corp.	191,618
3,206	Compagnie de Saint-Gobain SA*	146,986
1,500	Daikin Industries, Ltd.	334,124
861	Fortune Brands Home & Security, Inc.	73,805
221	Geberit AG, Registered Shares	138,321
4,805	Johnson Controls International plc	223,865

See accompanying notes to the financial statements.

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Building Products, continued
964	Kingspan Group plc*	$67,665
205	Lennox International, Inc.	56,164
2,000	Lixil Corp.	43,445
1,588	Masco Corp.	87,229
1,748	Nibe Industrier AB, Class B	57,426
588	Owens Corning	44,547
51	ROCKWOOL International A/S, Class B	19,100
700	TOTO, Ltd.	42,131
1,747	Trane Technologies plc	253,594

		2,078,288

Capital Markets (2.8%):
5,939	3i Group plc	94,870
763	Ameriprise Financial, Inc.	148,274
372	Amundi SA	30,371
940	Apollo Global Management, Inc.	46,041
1,244	ASX, Ltd.	69,089
4,927	Bank of New York Mellon Corp. (The)	209,102
962	BlackRock, Inc., Class A+	694,122
4,098	Blackstone Group, Inc. (The), Class A	265,591
8,010	Brookfield Asset Management, Inc., Class A	331,175
885	Carlyle Group, Inc. (The)	27,824
655	Cboe Global Markets, Inc.	60,994
9,514	Charles Schwab Corp. (The)	504,623
753	CI Financial Corp.	9,336
2,277	CME Group, Inc.	414,528
15,130	Credit Suisse Group AG	194,708
8,500	Daiwa Securities Group, Inc.	38,773
11,921	Deutsche Bank AG, Registered Shares*	129,767
1,143	Deutsche Boerse AG	194,023
1,745	EQT AB	44,617
244	FactSet Research Systems, Inc.	81,130
1,602	Franklin Resources, Inc.	40,034
2,012	Goldman Sachs Group, Inc.	530,585
2,274	Hargreaves Lansdown plc	47,466
7,600	Hong Kong Exchanges & Clearing, Ltd.	418,016
246	IGM Financial, Inc.	6,670
3,368	Intercontinental Exchange, Inc.	388,297
2,923	Invesco, Ltd.	50,948
3,100	Japan Exchange Group, Inc.	79,276
1,376	Julius Baer Group, Ltd.	79,731
3,196	KKR & Co., Inc., Class A	129,406
1,917	London Stock Exchange Group plc	236,265
2,087	Macquarie Group, Ltd.	222,959
973	Magellan Financial Group, Ltd.	40,499
224	MarketAxess Holdings, Inc.	127,805
1,046	Moody’s Corp.	303,591
8,347	Morgan Stanley	572,020
538	MSCI, Inc., Class A	240,233
733	Nasdaq, Inc.	97,298
7,385	Natixis*	25,416
21,300	Nomura Holdings, Inc.	112,773
1,323	Northern Trust Corp.	123,224
123	Partners Group Holding AG	143,724
787	Raymond James Financial, Inc.	75,292
1,527	S&P Global, Inc.	501,971
1,200	SBI Holdings, Inc.	28,512
935	Schroders plc	42,700

Shares		Value
Common Stocks, continued
Capital Markets, continued
690	SEI Investments Co.	$39,654
3,200	Singapore Exchange, Ltd.	22,527
2,950	St. James Place plc	45,761
2,157	State Street Corp.	156,986
1,384	T. Rowe Price Group, Inc.	209,524
413	TMX Group, Ltd.	41,258
599	Tradeweb Markets, Inc., Class A	37,408
23,139	UBS Group AG	323,741

		9,130,528

Chemicals (2.4%):
2,931	Air Liquide SA	480,999
1,410	Air Products & Chemicals, Inc.	385,240
800	Air Water, Inc.	14,276
1,180	Akzo Nobel NV	126,739
637	Albemarle Corp.	93,970
367	Arkema SA	41,944
7,500	Asahi Kasei Corp.	77,153
1,522	Axalta Coating Systems, Ltd.*	43,453
5,809	BASF SE	458,647
740	Celanese Corp.	96,156
1,194	CF Industries Holdings, Inc.	46,220
657	Christian Hansen Holding A/S*	67,609
1,528	Clariant AG	32,476
4,853	Corteva, Inc.	187,908
1,000	Covestro AG	61,675
936	Croda International plc	84,551
4,723	Dow, Inc.	262,127
4,544	DuPont de Nemours, Inc.	323,124
814	Eastman Chemical Co.	81,628
1,612	Ecolab, Inc.	348,772
48	EMS-Chemie Holding AG	46,320
1,423	Evonik Industries AG	46,355
831	FMC Corp.	95,507
336	Fuchs Petrolub AG	19,071
59	Givaudan SA, Registered Shares	248,608
5,617	ICL Group, Ltd.	28,695
504	International Flavors & Fragrances, Inc.	54,855
1,443	Johnson Matthey plc	47,899
900	JSR Corp.	25,142
1,300	Kansai Paint Co., Ltd.	40,062
1,043	Koninklijke DSM NV	179,650
2,600	Kuraray Co., Ltd.	27,773
629	Lanxess AG	48,228
3,283	Linde plc	865,103
1,577	LyondellBasell Industries NV, Class A	144,548
7,100	Mitsubishi Chemical Holdings Corp.	43,197
1,400	Mitsubishi Gas Chemical Co., Inc.	32,239
1,400	Mitsui Chemicals, Inc.	41,135
1,983	Mosaic Co. (The)	45,629
900	Nippon Paint Holdings Co., Ltd.	98,951
1,100	Nippon Sanso Holdings Corp.	20,468
700	Nissan Chemical Corp.	43,879
900	Nitto Denko Corp.	80,826
1,417	Novozymes A/S, Class B	81,336
3,439	Nutrien, Ltd.	165,478
2,876	Orica, Ltd.	33,628
1,480	PPG Industries, Inc.	213,446

See accompanying notes to the financial statements.

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Chemicals, continued
780	RPM International, Inc.	$70,808
500	Sherwin Williams Co.	367,455
2,200	Shin-Etsu Chemical Co., Ltd.	385,197
890	Sika AG	243,054
411	Solvay SA	48,701
11,600	Sumitomo Chemical Co., Ltd.	46,740
841	Symrise AG	111,219
1,500	Teijin, Ltd.	28,288
7,300	Toray Industries, Inc.	43,323
2,000	Tosoh Corp.	31,342
1,138	Umicore SA	54,662
985	Yara International ASA	40,956

		7,604,440

Commercial Services & Supplies (0.5%):
9,779	Brambles, Ltd.	80,102
536	Cintas Corp.	189,455
1,381	Copart, Inc.*	175,732
1,800	Dai Nippon Printing Co., Ltd.	32,473
1,448	Edenred	82,148
1,197	GFL Environmental, Inc.	34,903
11,407	Rentokil Initial plc*	79,537
1,442	Republic Services, Inc., Class A	138,865
568	Ritchie Bros Auctioneers, Inc.	39,488
1,291	Rollins, Inc.	50,439
1,300	SECOM Co., Ltd.	120,044
2,224	Securitas AB, Class B	35,879
600	Sohgo Security Services Co., Ltd.	31,145
2,100	Toppan Printing Co., Ltd.	29,656
1,620	Waste Connections, Inc.	166,163
2,610	Waste Management, Inc.	307,797

		1,593,826

Communications Equipment (0.7%):
345	Arista Networks, Inc.*	100,247
26,212	Cisco Systems, Inc.	1,172,987
352	F5 Networks, Inc.*	61,931
1,971	Juniper Networks, Inc.	44,367
1,069	Motorola Solutions, Inc.	181,794
34,778	Nokia OYJ*	132,619
584	Palo Alto Networks, Inc.*	207,548
18,311	Telefonaktiebolaget LM Ericsson, Class B	217,253

		2,118,746

Construction & Engineering (0.3%):
1,665	ACS Actividades de Construccion y Servicios SA	55,272
1,273	Bouygues SA	52,367
572	Cimic Group, Ltd.*	10,757
582	Eiffage SA	56,251
2,849	Ferrovial SA	78,715
206	Hochtief AG	20,023
874	Jacobs Engineering Group, Inc.	95,231
3,500	Kajima Corp.	46,975
4,900	Obayashi Corp.	42,454
4,500	Shimizu Corp.	32,871
1,796	Skanska AB, Class B	45,758
1,000	Taisei Corp.	34,611
3,206	Vinci SA	318,960
598	WSP Global, Inc.	56,661

		946,906

Shares		Value
Common Stocks, continued
Construction Materials (0.3%):
4,963	CRH plc	$209,771
889	HeidelbergCement AG	66,491
2,604	James Hardie Industries SE*	77,014
3,352	LafargeHolcim, Ltd., Registered Shares	184,011
394	Martin Marietta Materials, Inc.	111,884
1,000	Taiheiyo Cement Corp.	25,162
856	Vulcan Materials Co.	126,954

		801,287

Consumer Finance (0.4%):
1,300	ACOM Co., Ltd.	5,564
2,209	Ally Financial, Inc.	78,773
4,272	American Express Co.	516,527
2,833	Capital One Financial Corp.	280,042
1,907	Discover Financial Services	172,641
1	Isracard, Ltd.	2
3,184	Synchrony Financial	110,517

		1,164,066

Containers & Packaging (0.3%):
10,414	Amcor plc	122,573
502	Avery Dennison Corp.	77,865
2,067	Ball Corp.	192,604
807	CCL Industries, Inc.	36,644
814	Crown Holdings, Inc.*	81,563
2,375	International Paper Co.	118,085
612	Packaging Corp. of America	84,401
831	Sealed Air Corp.	38,051
1,544	Smurfit Kappa Group plc	71,802
1,534	WestRock Co.	66,775

		890,363

Distributors (0.1%):
927	Genuine Parts Co.	93,099
1,781	LKQ Corp.*	62,762
254	Pool Corp.	94,615

		250,476

Diversified Financial Services (0.9%):
25,594	AMP, Ltd.	30,798
8,691	Berkshire Hathaway, Inc., Class B*	2,015,183
2,365	Equitable Holdings, Inc.	60,520
114	Eurazeo Se*	7,734
818	EXOR NV	65,650
702	Groupe Bruxelles Lambert SA	70,828
678	Industrivarden AB, Class A*	22,682
753	Industrivarden AB, Class C	24,399
2,840	Investor AB, Class B	207,664
1,423	Kinnevik AB, Class B	71,861
387	L E Lundbergforetagen AB*	20,728
19,143	M&G plc	51,847
4,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	19,788
662	Onex Corp.	38,002
8,500	ORIX Corp.	131,932
113	Sofina SA	38,258
13,340	Standard Life Aberdeen plc	51,703
200	Tokyo Century Corp.	15,889
745	Voya Financial, Inc.	43,813
243	Wendel	29,095

		3,018,374

See accompanying notes to the financial statements.

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services (1.5%):
44,285	AT&T, Inc.	$1,273,637
845	BCE, Inc.	36,138
52,585	BT Group plc*	95,168
2,141	Cellnex Telecom SAU	128,517
5,765	CenturyLink, Inc.	56,209
21,201	Deutsche Telekom AG, Registered Shares	387,390
1,031	Elisa OYJ	56,274
16,000	HKT Trust & HKT, Ltd.	20,771
104	Iliad SA	21,362
2,133	Infrastrutture Wireless Italiane SpA	25,853
20,615	Koninklijke KPN NV	62,492
8,200	Nippon Telegraph & Telephone Corp.	210,289
12,240	Orange SA	145,657
32,000	PCCW, Ltd.	19,272
1,146	Proximus SADP	22,727
53,600	Singapore Telecommunications, Ltd.	93,600
9,013	Spark New Zealand, Ltd.	30,465
165	Swisscom AG, Registered Shares	88,914
28,896	Telecom Italia SpA	13,306
48,285	Telecom Italia SpA	24,982
3,616	Telefonica Deutschland Holding AG	9,967
33,675	Telefonica SA	134,620
4,437	Telenor ASA	75,261
16,020	Telia Co AB	66,323
23,866	Telstra Corp., Ltd.	54,865
3,020	TELUS Corp.	59,821
3,645	TPG Telecom, Ltd.*	20,304
500	United Internet AG, Registered Shares	21,067
25,563	Verizon Communications, Inc.	1,501,826

		4,757,077

Electric Utilities (1.9%):
1,505	Alliant Energy Corp.	77,553
3,154	American Electric Power Co., Inc.	262,634
7,008	AusNet Services	9,525
3,700	Chubu Electric Power Co., Inc.	44,557
2,400	Chugoku Electric Power Co., Inc. (The)	28,279
5,500	CK Infrastructure Holdings, Ltd.	29,561
10,500	CLP Holdings, Ltd.	97,204
4,457	Duke Energy Corp.	408,083
2,311	Edison International	145,177
18,415	EDP-Energias de Portugal SA	116,027
3,315	Electricite de France*	52,499
226	Elia Group SA/NV	26,928
1,481	Emera, Inc.	62,954
2,089	Endesa SA^	57,271
50,014	Enel SpA	504,994
1,282	Entergy Corp.	127,995
1,499	Evergy, Inc.	83,209
2,220	Eversource Energy	192,052
6,077	Exelon Corp.	256,571
3,449	FirstEnergy Corp.	105,574
2,731	Fortis, Inc.	111,584
2,566	Fortum OYJ	61,720
22,500	HK Electric Investments, Ltd.	22,146
2,263	Hydro One, Ltd.	50,943
38,178	Iberdrola SA	545,934
3,700	Kansai Electric Power Co., Inc. (The)	35,188

Shares		Value
Common Stocks, continued
Electric Utilities, continued
3,000	Kyushu Electric Power Co., Inc.	$25,980
4,873	Mercury NZ, Ltd.	22,885
12,118	NextEra Energy, Inc.	934,905
1,470	OGE Energy Corp.	46,834
1,185	Orsted A/S	242,402
9,240	PG&E Corp.*	115,130
634	Pinnacle West Capital Corp.	50,688
7,500	Power Assets Holdings, Ltd.	40,684
4,761	PPL Corp.	134,260
1,850	Red Electrica Corp SA	38,033
6,397	Scottish & Southern Energy plc	131,830
2,532	Siemens Energy AG*	92,915
6,259	Southern Co. (The)	384,490
8,907	Terna SpA	67,949
3,500	Tohoku Electric Power Co., Inc.	29,011
11,600	Tokyo Electric Power Co. Holdings, Inc.*	30,619
561	Verbund AG, Class A	47,993
3,217	Xcel Energy, Inc.	214,477

		6,167,247

Electrical Equipment (1.0%):
11,919	ABB, Ltd.	333,503
1,390	AMETEK, Inc.	168,107
2,477	Eaton Corp. plc	297,586
3,631	Emerson Electric Co.	291,823
760	Enphase Energy, Inc.*	133,357
1,000	Fuji Electric Co., Ltd.	36,092
398	Generac Holdings, Inc.*	90,509
1,737	Legrand SA	155,013
27,548	Melrose Industries plc	67,175
12,200	Mitsubishi Electric Corp.	184,714
2,700	Nidec Corp.	340,236
1,299	Prysmian SpA	46,303
733	Rockwell Automation, Inc.	183,844
3,418	Schneider Electric SA	494,335
851	Sensata Technologies Holding plc*	44,882
1,384	Siemens Gamesa Renewable Energy	56,178
773	Sunrun, Inc.*	53,631
1,213	Vestas Wind Systems A/S	287,132

		3,264,420

Electronic Equipment, Instruments & Components (1.1%):
1,884	Amphenol Corp., Class A	246,371
423	Arrow Electronics, Inc.*	41,158
800	Azbil Corp.	43,765
951	CDW Corp.	125,332
1,046	Cognex Corp.	83,978
4,780	Corning, Inc.	172,080
2,299	Halma plc	77,020
1,000	Hamamatsu Photonics KK	57,262
1,832	Hexagon AB, Class B	166,905
205	Hirose Electric Co., Ltd.	31,084
6,200	Hitachi, Ltd.	244,684
700	Ibiden Co., Ltd.	32,540
210	IPG Photonics Corp.*	46,996
1,100	Keyence Corp.	619,149
1,126	Keysight Technologies, Inc.*	148,733
2,100	Kyocera Corp.	128,910
3,500	Murata Manufacturing Co., Ltd.	315,259

See accompanying notes to the financial statements.

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,200	Omron Corp.	$107,112
1,100	Shimadzu Corp.	42,851
800	TDK Corp.	120,681
2,114	TE Connectivity, Ltd.	255,942
1,563	Trimble, Inc.*	104,362
1,300	Venture Corp., Ltd.	19,184
1,300	Yaskawa Electric Corp.	64,775
1,800	Yokogawa Electric Corp.	35,930
348	Zebra Technologies Corp., Class A*	133,747

		3,465,810

Energy Equipment & Services (0.1%):
3,840	Baker Hughes Co.	80,064
5,524	Halliburton Co.	104,404
8,615	Schlumberger, Ltd.	188,065
3,492	Tenaris SA	28,207

		400,740

Entertainment (1.7%):
4,906	Activision Blizzard, Inc.	455,522
600	Capcom Co., Ltd.	39,015
1,817	Electronic Arts, Inc.	260,921
700	Konami Holdings Corp.	39,406
1,134	Liberty Media Corp-Liberty Formula One, Class C*	48,308
1,117	Live Nation Entertainment, Inc.*	82,077
2,753	Netflix, Inc.*	1,488,630
3,000	Nexon Co., Ltd.	92,407
600	Nintendo Co., Ltd.	382,970
700	Square Enix Holdings Co., Ltd.	42,484
747	Take-Two Interactive Software, Inc.*	155,219
500	Toho Co., Ltd.	21,092
632	UbiSoft Entertainment SA*	60,890
5,176	Vivendi Universal SA	166,897
11,290	Walt Disney Co. (The)*	2,045,523

		5,381,361

Equity Real Estate Investment Trusts (2.0%):
828	Alexandria Real Estate Equities, Inc.	147,566
2,802	American Tower Corp.	628,938
20,744	Ascendas Real Estate Investment Trust	46,721
757	AvalonBay Communities, Inc.	121,446
895	Boston Properties, Inc.	84,604
6,602	British Land Co. plc	44,175
559	Camden Property Trust	55,855
594	Canadian Apartment Properties REIT	23,332
28,132	CapitaLand Mall Trust	45,922
316	Covivio	29,108
2,737	Crown Castle International Corp.	435,703
15	Daiwahouse Residential Investment Corp.	37,108
5,182	Dexus	37,747
1,632	Digital Realty Trust, Inc.	227,680
2,319	Duke Realty Corp.	92,690
543	Equinix, Inc.	387,800
1,060	Equity Lifestyle Properties, Inc.	67,162
2,164	Equity Residential	128,282
410	Essex Property Trust, Inc.	97,342
817	Extra Space Storage, Inc.	94,658
330	Gecina SA	50,951
27	GLP J-REIT	42,581

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
10,133	Goodman Group	$147,785
14,718	GPT Group	51,096
3,550	Healthpeak Properties, Inc.	107,317
4,174	Host Hotels & Resorts, Inc.	61,066
3,282	Invitation Homes, Inc.	97,475
1,586	Iron Mountain, Inc.^	46,755
10	Japan Real Estate Investment Corp.	57,758
21	Japan Retail Fund Investment Corp.	38,302
1,471	Klepierre^	33,091
3,515	Land Securities Group plc	32,416
11,800	Link REIT (The)	107,518
15,400	Mapletree Commercial Trust	24,794
19,870	Mapletree Logistics Trust	30,236
3,679	Medical Properties Trust, Inc.	80,165
454	Mid-America Apartment Communities, Inc.	57,517
20,422	Mirvac Group	41,602
9	Nippon Building Fund, Inc.	52,134
11	Nippon Prologis REIT, Inc.	34,344
31	Nomura Real Estate Master Fund, Inc.	44,362
1,146	Omega Healthcare Investors, Inc.	41,623
11	Orix JREIT, Inc.	18,189
4,562	ProLogis, Inc.	454,649
945	Public Storage, Inc.	218,229
2,106	Realty Income Corp.	130,930
952	Regency Centers Corp.	43,402
1,450	RioCan REIT^	19,083
681	SBA Communications Corp.	192,131
30,074	Scentre Group	64,534
7,930	SERGO plc	102,791
1,977	Simon Property Group, Inc.	168,599
12,409	Stockland	40,020
623	Sun Communities, Inc.	94,665
5,400	Suntec Real Estate Investment Trust	6,082
1,738	UDR, Inc.	66,791
930	Unibail-Rodamco-Westfield^	73,411
24	United Urban Investment Corp.	29,703
2,280	Ventas, Inc.	111,811
1,289	VEREIT, Inc.	48,711
3,386	VICI Properties, Inc.	86,343
24,703	Vicinity Centres	30,606
933	Vornado Realty Trust	34,838
2,678	Welltower, Inc.	173,052
4,846	Weyerhaeuser Co.	162,486
1,157	WP Carey, Inc.	81,661

		6,567,444

Food & Staples Retailing (1.6%):
4,300	AEON Co., Ltd.	141,170
5,531	Alimentation Couche-Tard, Inc.	188,524
3,533	Carrefour SA	60,572
8,604	Coles Group, Ltd.	120,361
276	Colruyt SA	16,351
100	Cosmos Pharmaceutical Corp.	16,158
2,757	Costco Wholesale Corp.	1,038,782
1,286	Empire Co., Ltd., Class A	35,154
686	ICA Gruppen AB	34,293
8,045	J Sainsbury plc	24,815
1,994	Jeronimo Martins SGPS SA	33,717
1,733	Kesko OYJ, Class B	44,522

See accompanying notes to the financial statements.

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
1,000	Kobe Bussan Co., Ltd.	$30,871
7,149	Koninklijke Ahold Delhaize NV	201,863
5,048	Kroger Co. (The)	160,324
200	LAWSON, Inc.	9,321
1,122	Loblaw Cos., Ltd.	55,373
1,600	Metro, Inc.	71,407
4,500	Seven & I Holdings Co., Ltd.	159,826
600	Sundrug Co., Ltd.	23,948
3,066	Sysco Corp.	227,681
61,953	Tesco plc	195,566
100	Tsuruha Holdings, Inc.	14,259
4,684	Walgreens Boots Alliance, Inc.	186,798
8,864	Walmart, Inc.	1,277,747
400	Welcia Holdings Co., Ltd.	15,093
7,002	Wesfarmers, Ltd.	272,223
426	Weston (George), Ltd.	31,825
11,793	William Morrison Supermarkets plc	28,602
7,731	Woolworths Group, Ltd.	234,424

		4,951,570

Food Products (1.7%):
4,311	A2 Milk Co., Ltd.*	37,378
2,500	Ajinomoto Co., Inc.	56,663
3,356	Archer-Daniels-Midland Co.	169,176
2,071	Associated British Foods plc*	64,156
17	Barry Callebaut AG, Registered Shares	40,395
826	Bunge, Ltd.	54,169
400	Calbee, Inc.	12,050
1,241	Campbell Soup Co.	60,002
3,195	Conagra Brands, Inc.	115,851
3,737	Danone SA	245,586
3,735	General Mills, Inc.	219,619
968	Hershey Co. (The)	147,455
1,872	Hormel Foods Corp.	87,254
476	JDE Peet’s NV*	21,455
719	JM Smucker Co. (The)	83,116
1,678	Kellogg Co.	104,422
1,011	Kerry Group plc, Class A	146,440
800	Kikkoman Corp.	55,572
4,046	Kraft Heinz Co. (The)	140,234
873	Lamb Weston Holdings, Inc.	68,740
6	Lindt & Spruengli AG	58,498
1,502	McCormick & Co.	143,591
700	Meiji Holdings Co., Ltd.	49,230
8,954	Mondelez International, Inc., Class A	523,541
2,526	Mowi ASA	56,348
18,020	Nestle SA, Registered Shares	2,122,193
300	NH Foods, Ltd.	13,207
700	Nisshin Seifun Group, Inc.	11,145
300	Nissin Foods Holdings Co., Ltd.	25,713
5,748	Orkla ASA, Class A	58,408
1,784	Saputo, Inc.	49,944
700	Toyo Suisan Kaisha, Ltd.	34,064
1,946	Tyson Foods, Inc., Class A	125,400
54,000	WH Group, Ltd.	45,281
10,100	Wilmar International, Ltd.	35,572
900	Yakult Honsha Co., Ltd.	45,375
500	Yamazaki Baking Co., Ltd.	8,357

		5,335,600

Shares		Value
Common Stocks, continued
Gas Utilities (0.2%):
2,016	AltaGas, Ltd.^	$29,653
6,754	APA Group	50,278
801	Atmos Energy Corp.	76,440
2,302	Gas Natural SDG SA	53,714
67,302	Hong Kong & China Gas Co., Ltd.	100,701
2,100	Osaka Gas Co., Ltd.	43,025
500	Toho Gas Co., Ltd.	33,224
2,100	Tokyo Gas Co., Ltd.	48,824
1,144	UGI Corp.	39,994

		475,853

Health Care Equipment & Supplies (3.2%):
10,965	Abbott Laboratories	1,200,558
284	ABIOMED, Inc.*	92,073
3,090	Alcon, Inc.*	206,358
472	Align Technology, Inc.*	252,227
815	Ambu A/S, Class B	35,196
1,400	Asahi Intecc Co., Ltd.	51,116
3,230	Baxter International, Inc.	259,175
1,784	Becton Dickinson & Co.	446,392
226	BioMerieux	31,867
8,743	Boston Scientific Corp.*	314,311
302	Carl Zeiss Meditec AG	40,180
426	Cochlear, Ltd.	62,108
751	Coloplast A/S, Class B	114,742
316	Cooper Cos., Inc. (The)	114,809
3,944	Danaher Corp.	876,120
460	Demant A/S*	18,162
1,305	Dentsply Sirona, Inc.	68,330
598	DexCom, Inc.*	221,093
184	DiaSorin SpA	38,304
3,960	Edwards Lifesciences Corp.*	361,271
1,771	EssilorLuxottica SA	276,163
3,635	Fisher & Paykel Healthcare Corp., Ltd.	86,297
749	GN Store Nord A/S	59,538
1,709	Hologic, Inc.*	124,466
2,400	HOYA Corp.	331,797
537	IDEXX Laboratories, Inc.*	268,430
393	Insulet Corp.*	100,463
721	Intuitive Surgical, Inc.*	589,850
5,645	Koninklijke Philips NV	302,061
306	Masimo Corp.*	82,124
8,319	Medtronic plc	974,488
545	Novocure, Ltd.*	94,307
7,600	Olympus Corp.	166,389
900	ResMed, Inc.	191,304
228	Sartorius AG	95,552
1,767	Siemens Healthineers AG	90,453
5,645	Smith & Nephew plc	117,861
342	Sonova Holding AG, Registered Shares*	88,075
542	Steris plc	102,731
63	Straumann Holding AG, Registered Shares	73,396
2,095	Stryker Corp.	513,359
1,000	Sysmex Corp.	120,282
304	Teleflex, Inc.	125,117
4,200	Terumo Corp.	175,689
587	Varian Medical Systems, Inc.*	102,731
433	West Pharmaceutical Services, Inc.	122,673
1,281	Zimmer Biomet Holdings, Inc.	197,389

		10,377,377

See accompanying notes to the financial statements.

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Providers & Services (1.8%):
1,500	Alfresa Holdings Corp.	$27,508
1,009	AmerisourceBergen Corp.	98,640
790	Amplifon SpA*	32,733
1,568	Anthem, Inc.	503,469
1,943	Cardinal Health, Inc.	104,067
3,633	Centene Corp.*	218,089
2,289	Cigna Corp.	476,524
8,162	CVS Health Corp.	557,465
418	DaVita, Inc.*	49,073
1,304	Fresenius Medical Care AG & Co., KGaA	108,751
2,394	Fresenius SE & Co. KGaA	110,608
1,739	HCA Healthcare, Inc.	285,996
867	Henry Schein, Inc.*	57,968
837	Humana, Inc.	343,396
591	Laboratory Corp. of America Holdings*	120,298
985	McKesson Corp.	171,311
1,400	Medipal Holdings Corp.	26,321
411	Molina Healthcare, Inc.*	87,411
258	Orpea*	33,997
879	Quest Diagnostics, Inc.	104,750
1,215	Ramsay Health Care, Ltd.	58,277
3,006	Ryman Healthcare, Ltd.	32,896
2,847	Sonic Healthcare, Ltd.	70,708
400	Suzuken Co., Ltd.	14,471
5,911	UnitedHealth Group, Inc.	2,072,870
464	Universal Health Services, Inc., Class B	63,800

		5,831,397

Health Care Technology (0.2%):
1,847	Cerner Corp.	144,953
2,700	M3, Inc.	255,423
739	Teladoc Health, Inc.*^	147,770
843	Veeva Systems, Inc., Class A*	229,507

		777,653

Hotels, Restaurants & Leisure (1.5%):
1,331	Accor SA*	48,484
1,226	Aramark	47,176
3,491	Aristocrat Leisure, Ltd.	83,526
3,148	Carnival Corp., Class A	68,186
166	Chipotle Mexican Grill, Inc.*	230,194
11,695	Compass Group plc	218,200
1,597	Crown Resorts, Ltd.	11,865
767	Darden Restaurants, Inc.	91,365
253	Domino’s Pizza, Inc.	97,015
1,080	DraftKings, Inc., Class A*	50,285
931	Evolution Gaming Group AB	94,434
1,035	Flutter Entertainment plc	211,975
12,000	Galaxy Entertainment Group, Ltd.	93,340
50,400	Genting Singapore, Ltd.	32,370
3,232	GVC Holdings plc*	50,162
1,765	Hilton Worldwide Holdings, Inc.	196,374
1,003	InterContinental Hotels Group plc*	65,148
630	La Francaise des Jeux SAEM	28,803
2,157	Las Vegas Sands Corp.	128,557
1,735	Marriott International, Inc., Class A	228,881
4,611	McDonald’s Corp.	989,429
300	McDonald’s Holdings Co., Ltd.	14,530

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,176	Melco Resorts & Entertainment, Ltd., ADR	$21,815
2,796	MGM Resorts International	88,102
1,200	Oriental Land Co., Ltd.	198,375
1,727	Restaurant Brands International, Inc.	105,612
1,082	Royal Caribbean Cruises, Ltd.	80,815
14,400	Sands China, Ltd.	63,299
9,000	SJM Holdings, Ltd.	10,083
646	Sodexo SA	54,675
7,278	Starbucks Corp.	778,600
17,077	Tabcorp Holdings, Ltd.	51,385
234	Vail Resorts, Inc.	65,277
1,116	Whitbread plc*	47,344
12,400	Wynn Macau, Ltd.*	20,850
555	Wynn Resorts, Ltd.	62,621
1,888	Yum! Brands, Inc.	204,961

		4,934,113

Household Durables (0.8%):
5,459	Barratt Developments plc*	50,074
898	Berkeley Group Holdings plc (The)	58,281
500	Casio Computer Co., Ltd.	9,161
2,264	D.R. Horton, Inc.	156,035
1,708	Electrolux AB, Series B, Class B	39,719
866	Garmin, Ltd.	103,626
2,231	Husqvarna AB, Class B	28,874
700	Iida Group Holdings Co., Ltd.	14,154
1,679	Lennar Corp., Class A	127,990
340	Mohawk Industries, Inc.*	47,923
2,160	Newell Brands, Inc.	45,857
22	NVR, Inc.*	89,757
14,000	Panasonic Corp.	161,793
1,904	Persimmon plc	72,110
1,612	PulteGroup, Inc.	69,509
300	Rinnai Corp.	34,856
643	Roku, Inc.*	213,488
92	SEB SA	16,757
1,800	Sekisui Chemical Co., Ltd.	34,152
4,100	Sekisui House, Ltd.	83,544
1,800	Sharp Corp.	27,328
7,900	Sony Corp.	794,410
24,626	Taylor Wimpey plc	55,979
9,000	Techtronic Industries Co., Ltd.	128,868
393	Whirlpool Corp.	70,933

		2,535,178

Household Products (1.2%):
1,644	Church & Dwight Co., Inc.	143,406
780	Clorox Co. (The)	157,498
5,081	Colgate-Palmolive Co.	434,476
3,537	Essity AB, Class B	113,723
733	Henkel AG & Co. KGaA	70,551
2,134	Kimberly-Clark Corp.	287,727
1,700	Lion Corp.	41,198
500	Pigeon Corp.	20,669
15,452	Procter & Gamble Co. (The)	2,149,992
4,486	Reckitt Benckiser Group plc	401,149
2,700	Unicharm Corp.	128,126

		3,948,515

See accompanying notes to the financial statements.

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.1%):
3,985	AES Corp. (The)	$93,648
765	Brookfield Renewable Corp., Class A	44,637
9,703	Meridian Energy, Ltd.	51,778
1,209	Northland Power, Inc.	43,384
1,464	NRG Energy, Inc.	54,973
1,518	Uniper SE	52,370
2,743	Vistra Corp.	53,927

		394,717

Industrial Conglomerates (1.1%):
3,623	3M Co.	633,264
17,000	CK Hutchison Holdings, Ltd.	118,718
602	DCC plc	42,784
54,354	General Electric Co.	587,023
4,385	Honeywell International, Inc.	932,690
939	Investment AB Latour, Class B	22,878
1,300	Jardine Matheson Holdings, Ltd.	72,810
1,000	Jardine Strategic Holdings, Ltd.	24,885
700	Keihan Holdings Co., Ltd.	33,600
7,400	Keppel Corp., Ltd.	30,090
663	Roper Technologies, Inc.	285,813
1,600	Seibu Holdings, Inc.	15,716
4,808	Siemens AG, Registered Shares	688,064
2,166	Smiths Group plc	44,823
2,500	Toshiba Corp.	70,019

		3,603,177

Insurance (3.1%):
997	Admiral Group plc	39,629
8,599	AEGON NV	34,336
4,225	Aflac, Inc.	187,886
1,008	Ageas NV	53,717
75,400	AIA Group, Ltd.	928,781
81	Alleghany Corp.	48,899
2,618	Allianz SE, Registered Shares+	640,470
1,934	Allstate Corp. (The)	212,605
572	American Financial Group, Inc.	50,119
5,391	American International Group, Inc.	204,103
1,434	Aon plc, Class A	302,960
2,465	Arch Capital Group, Ltd.*	88,913
1,236	Arthur J. Gallagher & Co.	152,906
7,125	Assicurazioni Generali SpA	123,990
331	Assurant, Inc.	45,089
730	Athene Holding, Ltd., Class A*	31,492
24,775	Aviva plc	111,104
11,861	AXA SA	284,519
268	Baloise Holding AG, Registered Shares	47,880
1,397	Brown & Brown, Inc.	66,232
2,865	Chubb, Ltd.	440,981
948	Cincinnati Financial Corp.	82,827
1,241	CNP Assurances SA	20,002
6,800	Dai-ichi Life Holdings, Inc.	103,307
10,156	Direct Line Insurance Group plc	44,140
127	Erie Indemnity Co., Class A	31,191
236	Everest Re Group, Ltd.	55,245
164	Fairfax Financial Holdings, Ltd.	55,906
1,575	Fidelity National Financial, Inc.	61,567
561	Gjensidige Forsikring ASA	12,542

Shares		Value
Common Stocks, continued
Insurance, continued
593	Globe Life, Inc.	$56,311
2,031	Great-West Lifeco, Inc.	48,433
361	Hannover Rueck SE	57,355
2,281	Hartford Financial Services Group, Inc. (The)	111,723
826	IA Financial Corp., Inc.	35,813
13,695	Insurance Australia Group, Ltd.	49,678
912	Intact Financial Corp.	108,004
9,700	Japan Post Holdings Co., Ltd.	75,580
1,700	Japan Post Insurance Co., Ltd.	34,853
38,801	Legal & General Group plc	142,598
1,081	Lincoln National Corp.	54,385
1,660	Loews Corp.	74,733
12,188	Manulife Financial Corp.	216,907
92	Markel Corp.*	95,064
3,198	Marsh & McLennan Cos., Inc.	374,165
21,022	Medibank Private, Ltd.	48,801
4,996	MetLife, Inc.	234,562
3,000	MS&AD Insurance Group Holdings, Inc.	91,489
853	Muenchener Rueckversicherungs-Gesellschaft AG	252,593
1,280	NN Group NV	55,990
3,487	Phoenix Group Holdings plc	33,424
2,748	Poste Italiane SpA	27,896
3,459	Power Corp. of Canada^	79,443
1,721	Principal Financial Group, Inc.	85,379
3,656	Progressive Corp. (The)	361,504
2,468	Prudential Financial, Inc.	192,677
16,301	Prudential plc	300,843
10,407	QBE Insurance Group, Ltd.	68,500
473	Reinsurance Group of America, Inc.	54,821
329	RenaissanceRe Holdings, Ltd.	54,555
5,761	RSA Insurance Group plc	53,653
3,079	Sampo Oyj, Class A	130,562
1,146	SCOR SA*	37,025
2,000	Sompo Holdings, Inc.	81,595
3,515	Sun Life Financial, Inc.	156,320
7,102	Suncorp Group, Ltd.	53,388
210	Swiss Life Holding AG, Registered Shares	97,789
1,783	Swiss Re AG	167,799
2,800	T&D Holdings, Inc.	33,142
4,000	Tokio Marine Holdings, Inc.	207,242
1,645	Travelers Cos., Inc. (The)	230,909
983	Tryg A/S	31,009
791	Willis Towers Watson plc	166,648
866	WR Berkley Corp.	57,520
945	Zurich Insurance Group AG	400,665

		9,946,683

Interactive Media & Services (3.8%):
1,521	Adevinta ASA*	25,577
1,866	Alphabet, Inc., Class A*	3,270,426
1,866	Alphabet, Inc., Class C*	3,269,008
6,934	Auto Trader Group plc	56,543
14,940	Facebook, Inc., Class A*	4,081,011
538	IAC/InterActive Corp.*	101,870
1,100	Kakaku.com, Inc.	30,206
1,575	Match Group, Inc.*	238,124
2,936	Pinterest, Inc., Class A*	193,482
264	REA Group, Ltd.	30,319

See accompanying notes to the financial statements.

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Interactive Media & Services, continued
624	Scout24 AG	$51,112
5,703	Snap, Inc., Class A*	285,549
4,997	Twitter, Inc.*	270,588
17,300	Z Holdings Corp.	104,943
381	Zillow Group, Inc., Class A*	51,793
950	Zillow Group, Inc., Class C*	123,310

		12,183,861

Internet & Direct Marketing Retail (3.5%):
2,649	Amazon.com, Inc.*	8,627,607
255	Booking Holdings, Inc.*	567,954
479	Chewy, Inc., Class A*^	43,057
857	Delivery Hero SE*	132,998
4,336	eBay, Inc.	217,884
757	Etsy, Inc.*	134,678
860	Expedia Group, Inc.	113,864
938	HelloFresh SE*	72,478
826	Just Eat Takeaway*	93,099
283	MercadoLibre, Inc.*	474,087
400	Mercari, Inc.*	17,781
2,925	Ocado Group plc*	91,640
3,081	Prosus NV	331,391
5,100	Rakuten, Inc.	48,988
419	Wayfair, Inc., Class A*^	94,614
902	Zalando SE*	100,487
400	ZOZO, Inc.	9,894

		11,172,501

IT Services (4.6%):
3,947	Accenture plc, Class C	1,030,995
114	Adyen NV*	265,234
1,330	Afterpay, Ltd.*	121,905
982	Akamai Technologies, Inc.*	103,100
2,837	Amadeus IT Group SA	205,366
527	Atos SE*	48,184
2,664	Automatic Data Processing, Inc.	469,397
173	Bechtle AG	37,723
935	Black Knight, Inc.*	82,607
887	Booz Allen Hamilton Holding Corp.	77,329
741	Broadridge Financial Solutions, Inc.	113,521
1,046	Capgemini SA	162,184
1,471	CGI, Inc.*	116,726
3,374	Cognizant Technology Solutions Corp., Class A	276,499
3,761	Computershare, Ltd.	42,340
359	EPAM Systems, Inc.*	128,648
3,869	Fidelity National Information Services, Inc.	547,309
3,538	Fiserv, Inc.*	402,837
508	FleetCor Technologies, Inc.*	138,598
1,200	Fujitsu, Ltd.	173,742
556	Gartner, Inc.*	89,066
1,894	Global Payments, Inc.	408,005
300	GMO Payment Gateway, Inc.	40,082
969	GoDaddy, Inc., Class A*	80,379
5,498	International Business Machines Corp.	692,088
800	Itochu Techno-Solutions Corp.	28,487
498	Jack Henry & Associates, Inc.	80,671
922	Leidos Holdings, Inc.	96,921
5,579	MasterCard, Inc., Class A	1,991,367
266	MongoDB, Inc.*	95,505

Shares		Value
Common Stocks, continued
IT Services, continued
2,299	Nexi SpA*	$45,664
1,920	Nomura Research Institute, Ltd.	68,614
3,500	NTT Data Corp.	47,969
400	OBIC Co., Ltd.	80,458
731	Okta, Inc.*	185,864
800	Otsuka Corp.	42,160
1,971	Paychex, Inc.	183,658
6,926	PayPal Holdings, Inc.*	1,622,068
300	SCSK Corp.	17,175
678	Shopify, Inc., Class A*	765,698
190	Snowflake, Inc., Class A*^	53,466
2,301	Square, Inc., Class A*	500,790
1,600	TIS, Inc.	32,818
805	Twilio, Inc., Class A*	272,493
685	VeriSign, Inc.*	148,234
10,499	Visa, Inc., Class A	2,296,445
2,498	Western Union Co.	54,806
313	Wix.com, Ltd.*	78,237
1,387	Worldline SA*	134,137

		14,777,569

Leisure Products (0.2%):
1,200	Bandai Namco Holdings, Inc.	103,876
773	Hasbro, Inc.	72,306
1,196	Peloton Interactive, Inc., Class A*	181,458
800	Sega Sammy Holdings, Inc.	12,627
500	Shimano, Inc.	116,785
700	Yamaha Corp.	41,269

		528,321

Life Sciences Tools & Services (0.9%):
390	10X Genomics, Inc., Class A*	55,224
1,980	Agilent Technologies, Inc.	234,610
3,158	Avantor, Inc.*	88,898
141	Bio-Rad Laboratories, Inc., Class A*	82,195
890	Eurofins Scientific SE*	74,667
918	Illumina, Inc.*	339,660
1,217	IQVIA Holdings, Inc.*	218,050
474	Lonza Group AG, Registered Shares	304,537
149	Mettler-Toledo International, Inc.*	169,812
700	PerkinElmer, Inc.	100,450
774	PPD, Inc.*	26,486
1,384	Qiagen NV*	71,775
159	Sartorius Stedim Biotech	56,664
2,455	Thermo Fisher Scientific, Inc.	1,143,490
357	Waters Corp.*	88,329

		3,054,847

Machinery (1.9%):
2,355	Alfa Laval AB*	64,752
1,452	Alstom SA*	82,331
2,700	Amada Holdings Co., Ltd.	29,826
2,372	Atlas Copco AB	106,616
4,266	Atlas Copco AB, Class A	218,268
3,357	Caterpillar, Inc.	611,041
6,198	CNH Industrial NV	78,531
915	Cummins, Inc.	207,797
600	Daifuku Co., Ltd.	74,276
1,848	Deere & Co.	497,204

See accompanying notes to the financial statements.

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
933	Dover Corp.	$117,791
2,845	Epiroc AB	48,219
3,916	Epiroc AB, Class A	71,217
1,200	FANUC Corp.	295,505
1,947	Fortive Corp.	137,887
1,149	GEA Group AG	41,108
300	Harmonic Drive Systems, Inc.	26,843
1,800	Hino Motors, Ltd.	15,420
800	Hitachi Construction Machinery Co., Ltd.	22,815
200	Hoshizaki Corp.	18,381
476	IDEX Corp.	94,819
1,798	Illinois Tool Works, Inc.	366,576
2,289	Ingersoll-Rand, Inc.*	104,287
362	Kion Group AG	31,469
373	Knorr-Bremse AG	50,805
5,400	Komatsu, Ltd.	147,996
2,156	Kone OYJ, Class B	174,936
6,700	Kubota Corp.	146,395
800	Kurita Water Industries, Ltd.	30,627
1,300	Makita Corp.	65,267
1,900	MINEBEA MITSUMI, Inc.	37,806
1,600	Misumi Group, Inc.	52,558
1,700	Mitsubishi Heavy Industries, Ltd.	52,109
600	Miura Co., Ltd.	33,520
500	Nabtesco Corp.	21,952
2,000	NGK Insulators, Ltd.	30,930
323	Nordson Corp.	64,907
2,800	NSK, Ltd.	24,471
2,558	Otis Worldwide Corp.	172,793
2,197	PACCAR, Inc.	189,557
781	Parker Hannifin Corp.	212,752
1,179	Pentair plc	62,593
32	Rational AG	29,771
6,936	Sandvik AB*	169,624
251	Schindler Holding AG	67,798
95	Schindler Holding AG, Registered Shares	25,580
2,827	SKF AB, Class B	73,280
300	SMC Corp.	183,243
307	Snap-On, Inc.	52,540
441	Spirax-Sarco Engineering plc	68,149
984	Stanley Black & Decker, Inc.	175,703
1,000	THK Co., Ltd.	32,351
9,036	Volvo AB, Class B	212,736
1,131	Wabtec Corp.	82,789
3,440	Wartsila OYJ Abp, Class B	34,221
1,135	Xylem, Inc.	115,532

		6,258,270

Marine (0.1%):
23	A.P. Moeller — Maersk A/S, Class A	47,736
41	A.P. Moeller — Maersk A/S, Class B	91,442
331	Kuehne & Nagel International AG, Registered Shares	75,060
600	Nippon Yusen KK	14,000

		228,238

Media (1.1%):
4,894	Altice Europe NV, Class A*	31,859
1,443	Altice USA, Inc., Class A*	54,646
34	Cable One, Inc.	75,742

Shares		Value
Common Stocks, continued
Media, continued
894	Charter Communications, Inc., Class A*	$591,426
28,480	Comcast Corp., Class A	1,492,352
500	Cyberagent, Inc.	34,502
1,600	Dentsu Group, Inc.	47,618
1,927	Discovery Communications, Inc., Class C*	50,468
1,273	Discovery, Inc., Class A*^	38,305
1,397	DISH Network Corp., Class A*	45,179
2,294	Fox Corp., Class A	66,801
1,218	Fox Corp., Class B	35,176
1,700	Hakuhodo DY Holdings, Inc.	23,371
10,104	Informa plc*	75,915
2,836	Interpublic Group of Cos., Inc. (The)	66,703
184	Liberty Broadband Corp., Class A*	28,995
637	Liberty Broadband Corp., Class C*	100,882
2,279	Liberty Global plc, Series C*	53,898
964	Liberty Global plc, Class A*	23,348
955	Liberty Media Corp.-Liberty SiriusXM, Class C*	41,552
654	Liberty Media Corp-Liberty SiriusXM, Class A*	28,246
2,841	News Corp., Class A	51,053
1,344	Omnicom Group, Inc.	83,825
3,943	Pearson plc	36,518
1,183	Publicis Groupe SA	58,945
1,296	Quebecor, Inc., Class B	33,360
480	Schibsted ASA, Class A*	20,480
420	Schibsted ASA, Class B*	15,721
2,741	SES Global, Class A	25,924
2,684	Shaw Communications, Inc., Class B	47,113
8,083	Sirius XM Holdings, Inc.^	51,489
3,645	ViacomCBS, Inc., Class B	135,813
7,264	WPP plc	78,912

		3,646,137

Metals & Mining (1.5%):
1,594	Agnico Eagle Mines, Ltd.	112,207
7,759	Anglo American plc	258,393
2,725	Antofagasta plc	53,705
4,384	ArcelorMittal*	100,593
4,835	B2Gold Corp.	27,087
11,105	Barrick Gold Corp.	253,042
13,636	BHP Group plc	359,307
18,056	BHP Group, Ltd.	588,131
3,893	BlueScope Steel, Ltd.	52,593
1,532	Boliden AB	54,239
11,861	Evolution Mining, Ltd.	45,067
1,596	EVRAZ plc	10,298
3,016	First Quantum Minerals, Ltd.	54,149
10,418	Fortescue Metals Group, Ltd.	188,325
1,195	Franco-Nevada Corp.	149,857
8,950	Freeport-McMoRan, Inc.	232,879
1,169	Fresnillo plc	18,081
62,531	Glencore plc*	199,438
1,100	Hitachi Metals, Ltd.	16,759
3,900	JFE Holdings, Inc.*	37,459
8,423	Kinross Gold Corp.	61,814
1,658	Kirkland Lake Gold, Ltd.	68,524
4,863	Lundin Mining Corp.	43,177
5,020	Newcrest Mining, Ltd.	99,984
4,905	Newmont Corp.	293,761

See accompanying notes to the financial statements.

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Metals & Mining, continued
4,800	Nippon Steel Corp.*	$62,264
6,598	Norsk Hydro ASA	30,490
5,421	Northern Star Resources, Ltd.	52,443
1,932	Nucor Corp.	102,763
1,538	Pan American Silver Corp.	53,051
7,089	Rio Tinto plc	530,348
2,319	Rio Tinto, Ltd.	203,650
27,668	South32, Ltd.	52,746
1,390	SSR Mining, Inc.*	27,916
1,174	Steel Dynamics, Inc.	43,285
1,300	Sumitomo Metal & Mining Co., Ltd.	57,803
2,618	Teck Cominco, Ltd., Class B	47,518
477	Voestalpine AG	17,155
2,619	Wheaton Precious Metals Corp.	109,394
6,971	Yamana Gold, Inc.	39,820

		4,809,515

Mortgage Real Estate Investment Trusts (0.0%†):
3,904	AGNC Investment Corp.	60,902
8,094	Annaly Capital Management, Inc.	68,395

		129,297

Multiline Retail (0.4%):
319	Canadian Tire Corp., Class A	41,941
1,548	Dollar General Corp.	325,544
1,454	Dollar Tree, Inc.*	157,090
1,835	Dollarama, Inc.	74,801
1,500	Marui Group Co., Ltd.	26,395
807	Next plc*	78,245
2,600	Pan Pacific International Holdings Corp.	60,066
1,800	Ryohin Keikaku Co., Ltd.	36,778
3,141	Target Corp.	554,481

		1,355,341

Multi-Utilities (0.8%):
3,493	AGL Energy, Ltd.	32,201
3,348	Algonquin Power & Utilities Corp.	55,112
1,556	Ameren Corp.	121,461
325	Atco, Ltd.	9,318
993	Canadian Utilities, Ltd., Class A	24,257
2,940	CenterPoint Energy, Inc.	63,622
1,833	CMS Energy Corp.	111,831
2,067	Consolidated Edison, Inc.	149,382
5,132	Dominion Energy, Inc.	385,927
1,252	DTE Energy Co.	152,005
12,693	E.ON SE	140,557
11,135	Engie Group	170,468
22,001	National Grid plc	262,006
2,706	NiSource, Inc.	62,076
3,177	Public Service Enterprise Group, Inc.	185,219
4,039	RWE AG	170,568
1,855	Sempra Energy	236,346
2,567	Suez	50,877
3,222	Veolia Environnement SA	78,818
2,007	WEC Energy Group, Inc.	184,704

		2,646,755

Oil, Gas & Consumable Fuels (2.6%):
1,849	Ampol, Ltd.	40,544
128,441	BP plc	442,383
2,285	Cabot Oil & Gas Corp.	37,200

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,160	Cameco Corp.	$42,334
7,666	Canadian Natural Resources, Ltd.	184,256
7,554	Cenovus Energy, Inc.	45,999
1,449	Cheniere Energy, Inc.*	86,983
12,084	Chevron Corp.	1,020,494
1,219	Concho Resources, Inc.	71,129
6,701	ConocoPhillips	267,973
595	Enagas SA	13,064
12,397	Enbridge, Inc.	396,545
19,850	ENEOS Holdings, Inc.	71,373
15,583	ENI SpA	161,284
3,582	EOG Resources, Inc.	178,634
6,509	Equinor ASA	108,170
26,215	Exxon Mobil Corp.	1,080,583
2,569	Galp Energia SGPS SA	27,477
1,763	Hess Corp.	93,069
1,482	Idemitsu Kosan Co., Ltd.	32,637
2,002	Imperial Oil, Ltd.	38,004
7,700	INPEX Corp.	41,617
3,047	Inter Pipeline, Ltd.	28,418
1,625	Keyera Corp.	28,882
13,097	Kinder Morgan, Inc.	179,036
334	Koninklijke Vopak NV	17,512
1,394	Lundin Energy AB	37,660
4,229	Marathon Petroleum Corp.	174,911
2,543	Neste Oyj	183,681
5,220	Occidental Petroleum Corp.	90,358
11,878	Oil Search, Ltd.	33,984
1,126	OMV AG	45,452
2,784	ONEOK, Inc.	106,850
9,482	Origin Energy, Ltd.	34,842
613	Parkland Corp.	19,454
3,272	Pembina Pipeline Corp.	77,384
2,606	Phillips 66	182,264
1,027	Pioneer Natural Resources Co.	116,965
9,151	Repsol SA	92,240
25,244	Royal Dutch Shell plc, Class A	448,099
22,735	Royal Dutch Shell plc, Class B	391,627
9,440	Santos, Ltd.	45,645
12,913	Snam SpA	72,505
9,318	Suncor Energy, Inc.	156,313
5,854	TC Energy Corp.	238,034
15,507	TOTAL SE	668,856
2,674	Valero Energy Corp.	151,268
518	Washington H. Soul Pattinson & Co., Ltd.	12,026
7,343	Williams Cos., Inc.	147,227
6,009	Woodside Petroleum, Ltd.	105,366

		8,368,611

Paper & Forest Products (0.1%):
2,839	Mondi plc	66,996
6,500	Oji Holdings Corp.	37,031
3,431	Stora Enso OYJ, Registered Shares, Class R	65,519
3,362	Svenska Cellulosa AB SCA, Class B*	58,663
3,235	UPM-Kymmene OYJ	120,342

		348,551

See accompanying notes to the financial statements.

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Personal Products (0.8%):
626	Beiersdorf AG	$72,164
1,377	Estee Lauder Co., Inc. (The), Class A	366,544
3,100	Kao Corp.	239,712
200	Kobayashi Pharmaceutical Co., Ltd.	24,453
200	Kose Corp.	34,185
1,569	L’Oreal SA	596,075
400	Pola Orbis Holdings, Inc.	8,130
2,600	Shiseido Co., Ltd.	180,379
16,411	Unilever plc	987,752

		2,509,394

Pharmaceuticals (5.0%):
12,000	Astellas Pharma, Inc.	185,541
8,256	AstraZeneca plc	824,725
1,545	Bausch Health Cos., Inc.*	32,061
6,163	Bayer AG, Registered Shares	362,201
13,942	Bristol-Myers Squibb Co.	864,822
1,580	Canopy Growth Corp.*^	38,882
970	Catalent, Inc.*	100,948
4,100	Chugai Pharmaceutical Co., Ltd.	218,926
10,800	Daiichi Sankyo Co., Ltd.	370,281
1,600	Eisai Co., Ltd.	114,495
2,689	Elanco Animal Health, Inc.*	82,472
5,380	Eli Lilly & Co.	908,359
31,561	GlaxoSmithKline plc	578,208
256	H. Lundbeck A/S	8,771
1,065	Hikma Pharmaceuticals plc	36,680
300	Hisamitsu Pharmaceutical Co., Inc.	17,839
1,398	Horizon Therapeutics plc*	102,264
283	Ipsen SA	23,527
306	Jazz Pharmaceuticals plc*	50,505
16,346	Johnson & Johnson	2,572,532
1,800	Kyowa Kirin Co., Ltd.	49,203
15,759	Merck & Co., Inc.	1,289,086
849	Merck KGaA	145,511
200	Nippon Shinyaku Co., Ltd.	13,137
13,815	Novartis AG, Registered Shares	1,305,280
10,950	Novo Nordisk A/S, Class B	766,030
2,300	Ono Pharmaceutical Co., Ltd.	69,325
791	Orion OYJ, Class B	36,254
2,500	Otsuka Holdings Co., Ltd.	107,204
644	Perrigo Co. plc	28,800
34,601	Pfizer, Inc.	1,273,663
529	Recordati SpA	29,234
4,396	Roche Holding AG	1,534,320
722	Royalty Pharma plc, Class A^	36,136
7,172	Sanofi	692,873
2,700	Santen Pharmaceutical Co., Ltd.	43,867
1,800	Shionogi & Co., Ltd.	98,405
1,300	Sumitomo Dainippon Pharma Co., Ltd.	19,182
300	Taisho Pharmaceutical Holdings Co., Ltd.	20,229
10,150	Takeda Pharmacuetical Co., Ltd.	368,008
6,517	Teva Pharmaceutical Industries, Ltd., ADR*	62,889
838	UCB SA	86,606
3,419	Viatris, Inc.*	64,072
228	Vifor Pharma AG	35,954
2,942	Zoetis, Inc.	486,901

		16,156,208

Shares		Value
Common Stocks, continued
Professional Services (0.8%):
894	Adecco SA, Registered Shares	$59,965
2,096	Bureau Veritas SA	55,744
248	CoStar Group, Inc.*	229,222
730	Equifax, Inc.	140,773
5,912	Experian plc	225,243
2,418	IHS Markit, Ltd.	217,208
978	Intertek Group plc	75,566
800	Nihon M&A Center, Inc.	53,544
1,300	Persol Holdings Co., Ltd.	23,502
622	Randstad NV	40,484
8,600	Recruit Holdings Co., Ltd.	360,767
11,792	RELX plc	290,003
640	Robert Half International, Inc.	39,987
1,724	Seek, Ltd.	37,949
35	SGS SA, Registered Shares	105,549
365	Teleperformance	121,024
1,057	Thomson Reuters Corp.	86,523
1,215	TransUnion	120,552
974	Verisk Analytics, Inc.	202,193
1,720	Wolters Kluwer NV	145,155

		2,630,953

Real Estate Management & Development (0.6%):
400	AEON Mall Co., Ltd.	6,626
5,265	Aroundtown SA	39,367
75	Azrieli Group	4,778
14,700	CapitaLand, Ltd.	36,445
2,064	CBRE Group, Inc., Class A*	129,454
3,700	City Developments, Ltd.	22,332
14,500	CK Asset Holdings, Ltd.	74,584
500	Daito Trust Construction Co., Ltd.	46,771
3,600	Daiwa House Industry Co., Ltd.	107,474
2,062	Deutsche Wohnen SE	110,061
10,600	ESR Cayman, Ltd.*	38,098
643	Fastighets AB Balder*	33,610
248	FirstService Corp.	33,949
10,000	Hang Lung Properties, Ltd.	26,468
11,324	Henderson Land Development Co., Ltd.	44,211
7,400	Hongkong Land Holdings, Ltd.	30,570
2,400	Hulic Co., Ltd.	26,397
400	LEG Immobilien AG	62,007
4,194	Lend Lease Group	42,392
7,500	Mitsubishi Estate Co., Ltd.	121,138
5,800	Mitsui Fudosan Co., Ltd.	122,269
8,827	New World Development Co., Ltd.	41,128
1,000	Nomura Real Estate Holdings, Inc.	22,247
24,117	Sino Land Co., Ltd.	31,433
1,900	Sumitomo Realty & Development Co., Ltd.	58,716
8,000	Sun Hung Kai Properties, Ltd.	103,286
4,000	Swire Pacific, Ltd., Class A	22,243
9,800	Swire Properties, Ltd.	28,560
556	Swiss Prime Site AG	54,680
4,600	Tokyu Fudosan Holdings Corp.	24,589
1,769	UOL Group, Ltd.	10,345
3,357	Vonovia SE	244,768
12,000	Wharf Real Estate Investment Co., Ltd.	62,571

		1,863,567

See accompanying notes to the financial statements.

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Road & Rail (1.3%):
68	AMERCO, Inc.	$30,869
10,863	Aurizon Holdings, Ltd.	32,686
4,404	Canadian National Railway Co.	484,243
874	Canadian Pacific Railway, Ltd., Class 1	303,211
1,000	Central Japan Railway Co.	142,059
4,729	CSX Corp.	429,157
1,317	DSV PANALPINA A/S	220,443
1,900	East Japan Railway Co.	127,203
1,200	Hankyu Hanshin Holdings, Inc.	40,017
529	J.B. Hunt Transport Services, Inc.	72,288
602	Kansas City Southern	122,886
1,700	Keikyu Corp.	29,242
500	Keio Corp.	38,826
1,000	Keisei Electric Railway Co., Ltd.	33,914
900	Kintetsu Group Holdings Co., Ltd.	39,502
604	Knight-Swift Transportation Holdings, Inc.	25,259
1,200	Kyushu Railway Co.	25,928
8,500	MTR Corp., Ltd.	47,548
1,400	Nagoya Railroad Co., Ltd.^	36,974
300	Nippon Express Co., Ltd.	20,186
1,561	Norfolk Southern Corp.	370,909
1,600	Odakyu Electric Railway Co., Ltd.	50,302
586	Old Dominion Freight Line, Inc.	114,375
900	Tobu Railway Co., Ltd.	26,924
2,600	Tokyu Corp.	32,351
6,034	Uber Technologies, Inc.*	307,734
4,256	Union Pacific Corp.	886,185
1,200	West Japan Railway Co.	63,094

		4,154,315

Semiconductors & Semiconductor Equipment (4.1%):
7,379	Advanced Micro Devices, Inc.*	676,728
1,200	Advantest Corp.	90,105
2,355	Analog Devices, Inc.	347,904
5,654	Applied Materials, Inc.	487,940
2,200	ASM Pacific Technology, Ltd.	29,042
2,666	ASML Holding NV	1,288,212
2,525	Broadcom, Inc.	1,105,571
200	Disco Corp.	67,468
8,108	Infineon Technologies AG	311,118
26,415	Intel Corp.	1,315,995
949	KLA Corp.	245,706
910	Lam Research Corp.	429,766
400	Lasertec Corp.	47,060
4,290	Marvell Technology Group, Ltd.	203,947
1,606	Maxim Integrated Products, Inc.	142,372
1,627	Microchip Technology, Inc.	224,705
7,025	Micron Technology, Inc.*	528,140
271	Monolithic Power Systems, Inc.	99,248
3,829	NVIDIA Corp.	1,999,504
1,711	NXP Semiconductors NV	272,066
2,395	ON Semiconductor Corp.*	78,388
752	Qorvo, Inc.*	125,035
7,086	Qualcomm, Inc.	1,079,481
4,000	Renesas Electronics Corp.*	41,978
400	ROHM Co., Ltd.	38,804
1,058	Skyworks Solutions, Inc.	161,747
318	SolarEdge Technologies, Inc.*	101,480

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
3,879	STMicroelectronics NV	$143,699
1,900	SUMCO Corp.	41,722
1,089	Teradyne, Inc.	130,560
5,617	Texas Instruments, Inc.	921,918
900	Tokyo Electron, Ltd.	335,736
1,504	Xilinx, Inc.	213,222

		13,326,367

Software (6.6%):
2,979	Adobe, Inc.*	1,489,857
518	ANSYS, Inc.*	188,448
1,377	Autodesk, Inc.*	420,453
455	Avalara, Inc.*	75,025
821	AVEVA Group plc	35,837
2,273	BlackBerry, Ltd.*	15,074
1,751	Cadence Design Systems, Inc.*	238,889
843	Ceridian HCM Holding, Inc.*	89,830
707	Check Point Software Technologies, Ltd.*	93,967
744	Citrix Systems, Inc.	96,794
978	Cloudflare, Inc., Class A*	74,318
131	Constellation Software, Inc.	170,135
438	Coupa Software, Inc.*	148,443
871	Crowdstrike Holdings, Inc., Class A*	184,495
289	CyberArk Software, Ltd.*	46,700
804	Dassault Systemes SA	163,306
964	Datadog, Inc., Class A*	94,896
1,099	DocuSign, Inc.*	244,308
1,830	Dropbox, Inc., Class A*	40,608
926	Dynatrace, Inc.*	40,068
177	Fair Isaac Corp.*	90,454
857	Fortinet, Inc.*	127,290
487	Guidewire Software, Inc.*	62,692
275	HubSpot, Inc.*	109,021
1,635	Intuit, Inc.	621,055
44,735	Microsoft Corp.	9,949,960
423	Nemetschek SE	31,216
377	NICE Systems, Ltd.*	106,586
3,948	NortonLifeLock, Inc.	82,039
1,721	Open Text Corp.	78,214
300	Oracle Corp.	39,043
12,412	Oracle Corp.	802,932
317	Paycom Software, Inc.*	143,363
652	PTC, Inc.*	77,986
449	RingCentral, Inc., Class A*	170,158
6,424	Sage Group plc	51,161
5,695	salesforce.com, Inc.*	1,267,308
6,506	SAP SE	854,834
1,196	ServiceNow, Inc.*	658,314
2,254	Slack Technologies, Inc., Class A*	95,209
981	Splunk, Inc.*	166,662
1,454	SS&C Technologies Holdings, Inc.	105,779
939	Synopsys, Inc.*	243,426
952	TeamViewer AG*	50,978
373	Temenos AG	52,064
265	The Trade Desk, Inc., Class A*	212,265
244	Topicus.com, Inc.*	921
700	Trend Micro, Inc.	40,306
246	Tyler Technologies, Inc.*	107,384

See accompanying notes to the financial statements.

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Software, continued
498	VMware, Inc., Class A*^	$69,849
564	WiseTech Global, Ltd.	13,350
1,127	Workday, Inc., Class A*	270,040
770	Xero, Ltd.*	87,646
732	Zendesk, Inc.*	104,764
1,098	Zoom Video Communications, Inc., Class A*	370,377
475	Zscaler, Inc.*	94,862

		21,360,959

Specialty Retail (1.7%):
100	ABC-Mart, Inc.	5,565
433	Advance Auto Parts, Inc.	68,202
147	AutoZone, Inc.*	174,260
1,469	Best Buy Co, Inc.	146,592
416	Burlington Stores, Inc.*	108,805
1,065	CarMax, Inc.*	100,600
397	Carvana Co.*	95,097
300	Fast Retailing Co., Ltd.	269,242
5,029	Hennes & Mauritz AB, Class B*	105,096
100	Hikari Tsushin, Inc.	23,386
6,711	Home Depot, Inc. (The)	1,782,575
6,922	Industria de Diseno Textil SA	220,382
3,319	JD Sports Fashion plc*	39,096
11,535	Kingfisher plc*	42,677
4,697	Lowe’s Cos., Inc.	753,915
500	Nitori Co., Ltd.	104,839
467	O’Reilly Automotive, Inc.*	211,350
2,228	Ross Stores, Inc.*	273,621
100	Shimamura Co., Ltd.	10,492
682	Tiffany & Co.	89,649
7,386	TJX Cos., Inc. (The)	504,390
779	Tractor Supply Co.	109,512
339	Ulta Beauty, Inc.*	97,347
1,700	USS Co., Ltd.	34,395
5,400	Yamada Holdings Co., Ltd.	28,697

		5,399,782

Technology Hardware, Storage & Peripherals (4.8%):
106,420	Apple, Inc.	14,120,869
1,000	Brother Industries, Ltd.	20,647
6,300	Canon, Inc.	120,999
1,535	Dell Technologies, Inc., Class C*	112,500
2,300	FUJIFILM Holdings Corp.	121,319
8,053	Hewlett Packard Enterprise Co.	95,428
9,184	HP, Inc.	225,834
1,016	Logitech International SA, Class R	98,574
1,600	NEC Corp.	85,681
1,453	NetApp, Inc.	96,247
5,000	Ricoh Co., Ltd.	32,833
1,491	Seagate Technology plc	92,681
2,200	Seiko Epson Corp.	32,706
1,809	Western Digital Corp.	100,201

		15,356,519

Textiles, Apparel & Luxury Goods (1.3%):
1,190	Adidas AG*	433,141
2,277	Burberry Group plc*	55,766
3,421	Cie Financiere Richemont SA	309,234

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
861	Gildan Activewear, Inc.	$24,077
199	Hermes International SA	213,968
487	Kering	354,002
772	Lululemon Athletica, Inc.*	268,679
1,723	LVMH Moet Hennessy Louis Vuitton SA	1,076,445
1,185	Moncler SpA	72,473
7,755	Nike, Inc., Class B	1,097,100
565	Pandora A/S	63,131
629	Puma SE*	70,910
196	Swatch Group AG (The), Class B	53,438
199	Swatch Group AG (The), Registered Shares	10,508
2,034	VF Corp.	173,724

		4,276,596

Tobacco (0.7%):
11,553	Altria Group, Inc.	473,673
14,113	British American Tobacco plc	524,854
5,754	Imperial Brands plc, Class A	120,881
8,000	Japan Tobacco, Inc.	163,052
9,711	Philip Morris International, Inc.	803,974
1,054	Swedish Match AB, Class B	81,914

		2,168,348

Trading Companies & Distributors (0.6%):
2,947	Ashtead Group plc	138,661
900	Brenntag AG	69,641
1,969	Bunzl plc	65,807
3,578	Fastenal Co.	174,714
1,360	Ferguson plc	165,367
8,600	Itochu Corp.	247,727
9,300	Marubeni Corp.	61,995
8,500	Mitsubishi Corp.	209,648
10,200	Mitsui & Co., Ltd.	187,159
700	MonotaRo Co., Ltd.	35,598
8,100	Sumitomo Corp.	107,384
522	Toromont Industries, Ltd.	36,586
1,100	Toyota Tsushu Corp.	44,512
473	United Rentals, Inc.*	109,693
297	W.W. Grainger, Inc.	121,277

		1,775,769

Transportation Infrastructure (0.2%):
429	Aena SME SA*	74,901
215	Aeroports de Paris*	27,906
2,737	Atlantia SpA*	49,132
7,444	Auckland International Airport, Ltd.*	40,672
3,224	Getlink SE	55,877
400	Japan Airport Terminal Co., Ltd.	24,299
7,066	Sydney Airport*	34,938
16,970	Transurban Group	178,847

		486,572

Water Utilities (0.1%):
1,114	American Water Works Co., Inc.	170,966
1,615	Essential Utilities, Inc.	76,373
1,276	Severn Trent plc	39,958
5,043	United Utilities Group plc	62,018

		349,315

See accompanying notes to the financial statements.

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services (0.7%):
10,300	KDDI Corp.	$305,928
2,035	Rogers Communications, Inc., Class B	94,755
17,700	Softbank Corp.	221,931
9,800	SoftBank Group Corp.	767,604
3,563	Tele2 AB	47,117
3,411	T-Mobile USA, Inc.*	459,973
165,565	Vodafone Group plc	272,419

		2,169,727

Total Common Stocks (Cost $250,273,751)		319,158,195

Preferred Stocks (0.1%):
Automobiles (0.1%):
468	Bayerische Motoren Werke AG (BMW), 4.56%, 5/15/20	31,558
966	Porsche Automobil Holding SE, 3.92%, 5/20/20	66,577
1,179	Volkswagen AG, 3.19%, 5/8/20	219,631

		317,766

Household Products (0.0%†):
1,106	Henkel AG & Co. KGaA, 2.01%, 4/21/20	124,613

Total Preferred Stocks (Cost $419,588)		442,379

Right (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
9,151	Repsol SA, Expires on 1/11/21*	3,138

Total Right (Cost $3,231)		3,138

Contracts, Shares, Notional Amount or Principal Amount		Value
Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
1,295,392	BlackRock Liquidity FedFund, Institutional Class, 0.38%(a)(b)	1,295,392

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $1,295,392)		1,295,392

Unaffiliated Investment Companies (0.3%):
Money Markets (0.3%):
970,403	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	970,403

Total Unaffiliated Investment Companies (Cost $970,403)		970,403

Total Investment Securities (Cost $252,962,365) — 100.1%(c)		321,869,507
Net other assets (liabilities) — (0.1)%		(232,645)

Net Assets — 100.0%		$321,636,862

Percentages indicated are based on net assets as of December 31, 2020.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $1,226,831.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(b)	The rate represents the effective yield at December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

19

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2020

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2020:

Country	Percentage

Argentina	0.1%
Australia	2.2%
Austria	0.1%
Belgium	0.3%
Bermuda	0.2%
Canada	3.2%
Denmark	0.8%
Finland	0.4%
France	3.2%
Germany	2.8%
Hong Kong	1.0%
Ireland	0.9%
Isle of Man	— %†
Israel	0.2%
Italy	0.7%
Japan	7.8%

Country	Percentage
Jersey	— %†
Liberia	— %†
Luxembourg	0.1%
Netherlands	1.6%
New Zealand	0.1%
Norway	0.2%
Panama	— %†
Portugal	0.1%
Singapore	0.3%
Spain	0.7%
Sweden	1.0%
Switzerland	3.2%
United Kingdom	4.6%
United States	64.2%

100.0%

†	Represents less than 0.05%.

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

DJ EURO STOXX 50 March Futures (Euro)	3/19/21	6	$260,178	$1,079
FTSE 100 Index March Futures (British Pounds)	3/19/21	2	175,561	(855)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/21	8	1,499,520	27,820
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/11/21	2	266,273	(734)

				$27,310

See accompanying notes to the financial statements.

20

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$251,945,468
Investments in affiliates, at cost	1,016,897

Investment securities, at value(a)	$320,534,915
Investments in affiliates, at value	1,334,592
Cash	1,454
Deposit at broker for futures contracts collateral	155,622
Interest and dividends receivable	247,930
Foreign currency, at value (cost $924,216)	934,412
Receivable for investments sold	10,422
Receivable for variation margin on futures contracts	6,820
Reclaims receivable	236,166
Prepaid expenses	1,726

Total Assets	323,464,059

Liabilities:
Payable for investments purchased	15,721
Payable for capital shares redeemed	283,761
Payable for collateral received on loaned securities	1,295,392
Manager fees payable	83,688
Administration fees payable	26,279
Distribution fees payable	67,489
Custodian fees payable	18,974
Administrative and compliance services fees payable	667
Transfer agent fees payable	726
Trustee fees payable	2,414
Other accrued liabilities	32,086

Total Liabilities	1,827,197

Net Assets	$321,636,862

Net Assets Consist of:
Paid in capital	$237,662,395
Total distributable earnings	83,974,467

Net Assets	$321,636,862

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,414,302
Net Asset Value (offering and redemption price per share)	$14.35

(a)	Includes securities on loan of $1,226,831.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends from non-affiliates	$6,362,860
Dividends from affiliates	46,549
Income from securities lending	24,229
Foreign withholding tax	(312,546)

Total Investment Income	6,121,092

Expenses:
Manager fees	2,131,851
Administration fees	135,360
Distribution fees	761,375
Custodian fees	81,004
Administrative and compliance services fees	4,673
Transfer agent fees	5,283
Trustee fees	15,518
Professional fees	12,995
Shareholder reports	7,886
Other expenses	134,855

Total expenses before reductions	3,290,800
Less expenses voluntarily waived/reimbursed by the Manager	(1,187,741)

Net expenses	2,103,059

Net Investment Income/(Loss)	4,018,033

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	18,456,289
Net realized gains/(losses) on affiliated transactions	98,339
Net realized gains/(losses) on futures contracts	1,157,633
Change in net unrealized appreciation/depreciation on securities and foreign currencies	22,730,323
Change in net unrealized appreciation/depreciation on affiliated transactions	112,271
Change in net unrealized appreciation/depreciation on futures contracts	21,227

Net realized and Change in net unrealized gains/losses on investments	42,576,082

Change in Net Assets Resulting From Operations	$46,594,115

See accompanying notes to the financial statements.

21

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,018,033	$2,547,496
Net realized gains/(losses) on investments	19,712,261	2,248,636
Change in unrealized appreciation/depreciation on investments	22,863,821	33,469,897

Change in net assets resulting from operations	46,594,115	38,266,029

Distributions to Shareholders:
Distributions	(2,665,945)	(2,286,543)

Change in net assets resulting from distributions to shareholders	(2,665,945)	(2,286,543)

Capital Transactions:
Proceeds from shares issued	38,589,996	183,461,714
Proceeds from dividends reinvested	2,665,945	2,286,544
Value of shares redeemed	(94,685,298)	(18,449,808)

Change in net assets resulting from capital transactions	(53,429,357)	167,298,450

Change in net assets	(9,501,187)	203,277,936
Net Assets:
Beginning of period	331,138,049	127,860,113

End of period	$321,636,862	$331,138,049

Share Transactions:
Shares issued	3,828,709	15,006,552
Dividends reinvested	206,183	200,048
Shares redeemed	(8,015,099)	(1,563,140)

Change in shares	(3,980,207)	13,643,460

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$12.55	$10.03	$11.22	$9.36	$9.71

Investment Activities:
Net Investment Income/(Loss)	0.16 (a)	0.19 (a)	0.21	0.20	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	1.75	2.52	(1.19)	1.86	(0.30)

Total from Investment Activities	1.91	2.71	(0.98)	2.06	(0.10)

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.19)	(0.21)	(0.20)	(0.25)

Total Dividends	(0.11)	(0.19)	(0.21)	(0.20)	(0.25)

Net Asset Value, End of Period	$14.35	$12.55	$10.03	$11.22	$9.36

Total Return(b)	15.36%	27.25%	(8.94)%	22.18%	(0.93)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$321,637	$331,138	$127,860	$153,857	$147,265
Net Investment Income/(Loss)	1.32%	1.68%	1.67%	1.62%	2.75%
Expenses Before Reductions(c)	1.08%	1.12%	1.14%	1.16%	1.20%
Expenses Net of Reductions	0.69%	0.73%	0.75%	0.77%	1.10%
Portfolio Turnover Rate	13%	9%	4%	4%	135	%(d)

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

23

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,322 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,295,392 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $2.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$28,899	Payable for variation margin on futures contracts*	$1,589

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,157,633	$21,227

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Global Equity Index Fund	0.70%	0.80%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.31% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2020, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$767,690	$60,272	$(168,969)	$43,202	$(61,725)	$640,470	2,618	$32,319	$—
BlackRock Inc., Class A	430,814	173,916	(139,741)	55,137	173,996	694,122	962	14,230	—

	$1,198,504	$234,188	$(308,710)	$98,339	$112,271	$1,334,592	3,580	$46,549	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $1,640 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$221,399,381	$97,758,814	$—	$319,158,195
Preferred Stocks+	—	442,379	—	442,379
Rights+	3,138	—	—	3,138
Short-Term Securities Held as Collateral for Securities on Loan	1,295,392	—	—	1,295,392
Unaffiliated Investment Companies	970,403	—	—	970,403

Total Investment Securities	223,668,314	98,201,193	—	321,869,507

Other Financial Instruments:*
Futures Contracts	27,310	—	—	27,310

Total Investments	$223,695,624	$98,201,193	$—	$321,896,817

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Global Equity Index Fund	$38,545,245	$90,169,715

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $255,540,363. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,195,153
Unrealized (depreciation)	(10,866,009)

Net unrealized appreciation/(depreciation)	$66,329,144

During the year ended December 31, 2020, the Fund utilized $8,203,617 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,665,945	$—	$2,665,945

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

28

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2020

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,286,544	$—	$2,286,544

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Global Equity Index Fund	$14,436,720	$3,178,519	$—	$66,359,849	$83,975,088

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, mark-to-market of futures and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Global Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Global Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

30

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 56.85% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

31

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

32

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

33

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

34

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

35

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

36

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

37

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned 38.58%†. That compared to a 38.49% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Russell 1000® Growth Index (“Index”). The Index is designed to provide a comprehensive measure of growth stocks’ performance.*

In the first quarter, fears of the coronavirus (COVID-19) outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Market Volatility Index2 (VIX) of near-term stock market volatility surged to its highest level since the financial crisis and the S&P 500 Index3 experienced its quickest bear market contraction on record. Economic activity has fallen to a standstill with Purchasing Managers Index4 across the globe registering at their lowest levels on record and jobless claims surged. In late March, the U.S. saw a record number of initial claims with 3.3 million people filing claims for unemployment benefits compared to a consensus estimate of 1.4 million.

In the second quarter, global governments unleashed large stimulus packages to combat the shock on the economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve Board (Fed) cut the federal funds rate target to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. The Fed also announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions during this quarter, with a sharper recovery from the troughs of late March. This has largely been supported by the historic policy response. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August, recording all-time highs. However, valuation concerns sparked market volatility in early September, leading to a market sell-off. COVID-19 continued to take center stage over the third quarter but the easing of restrictions, coupled with a drop in the number of new cases in the U.S. and ongoing accommodative policies by the Fed, supported the U.S. market recovery over the quarter. This performance came despite spikes in volatility and a market sell-off that dampened the recovery momentum.

In the fourth quarter, U.S. markets reacted positively to the election results despite a weak start to the quarter. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the U.S. was offset by positive vaccine news and the announcement of a $900 billion stimulus in late December, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in the year.

Most sectors within the Index posted positive returns over the year. The consumer discretionary, information technology and communication services sectors were the best performers, while the energy sector lagged the most, with the real estate, and industrials sectors among the lowest performers.

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2020.*

Past performance does not guarantee future results.

†

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[4]

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year		3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares )	10/17/16	39.03	%†	22.74%	—	—	23.77%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/10	38.58	%†	22.42%	20.27%	16.42%	16.29%
Russell 1000® Growth Index	4/30/10	38.49%		22.99%	21.00%	17.21%	17.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.51%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.76%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.35% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

†   The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,270.60	$2.45	0.43%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,268.40	$3.88	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,022.97	$2.19	0.43%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.72	$3.46	0.68%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	45.3%

Consumer Discretionary	16.5

Health Care	13.2

Communication Services	10.6

Industrials	4.5

Consumer Staples	4.5

Financials	1.8

Real Estate	1.6

Materials	0.8

Energy	0.1

Utilities	— †

Total Common Stocks	98.9

Unaffiliated Investment Companies	1.1

Short-Term Securities Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.4

Net other assets (liabilities)	(0.4)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (98.9%):
Aerospace & Defense (0.9%):
3,475	Axon Enterprise, Inc.*	$425,792
3,529	BWX Technologies, Inc.	212,728
2,064	HEICO Corp.	273,274
3,550	HEICO Corp., Class A	415,563
241	Huntington Ingalls Industries, Inc.	41,086
13,973	Lockheed Martin Corp.	4,960,136
2,572	Mercury Systems, Inc.*	226,490
8,104	Northrop Grumman Corp.	2,469,451
644	TransDigm Group, Inc.*	398,539
3,313	Virgin Galactic Holdings, Inc.*^	78,617

		9,501,676

Air Freight & Logistics (0.5%):
1,140	C.H. Robinson Worldwide, Inc.	107,012
5,916	Expeditors International of Washington, Inc.	562,671
26,696	United Parcel Service, Inc., Class B	4,495,606
292	XPO Logistics, Inc.*	34,806

		5,200,095

Auto Components (0.0%†):
1,740	BorgWarner, Inc.	67,234

Automobiles (2.8%):
42,702	Tesla, Inc.*	30,133,520

Beverages (1.8%):
501	Boston Beer Co., Inc. (The), Class A*	498,139
2,204	Brown-Forman Corp., Class A	161,928
8,786	Brown-Forman Corp., Class B	697,872
128,146	Coca-Cola Co. (The)	7,027,527
20,795	Monster Beverage Corp.*	1,923,122
57,532	PepsiCo, Inc.	8,531,995

		18,840,583

Biotechnology (3.2%):
93,515	AbbVie, Inc.	10,020,131
6,134	ACADIA Pharmaceuticals, Inc.*	327,924
2,772	Acceleron Pharma, Inc.*	354,650
480	Agios Pharmaceuticals, Inc.*^	20,798
1,828	Alexion Pharmaceuticals, Inc.*	285,607
6,428	Alnylam Pharmaceuticals, Inc.*	835,447
32,897	Amgen, Inc.	7,563,678
2,656	Biogen, Inc.*	650,348
9,117	BioMarin Pharmaceutical, Inc.*	799,470
1,860	Bluebird Bio, Inc.*	80,482
7,251	Exact Sciences Corp.*	960,685
6,028	Exelixis, Inc.*	120,982
3,423	Global Blood Therapeutics, Inc.*	148,250
10,160	Incyte Corp.*	883,717
3,763	Ionis Pharmaceuticals, Inc.*	212,760
7,582	Iovance Biotherapeutics, Inc.*	351,805
16,098	Moderna, Inc.*	1,681,758
5,153	Neurocrine Biosciences, Inc.*	493,915
5,460	Regeneron Pharmaceuticals, Inc.*	2,637,781
2,954	Repligen Corp.*	566,075
243	Sage Therapeutics, Inc.*	21,022
4,214	Sarepta Therapeutics, Inc.*	718,445
7,130	Seagen, Inc.*	1,248,748
14,655	Vertex Pharmaceuticals, Inc.*	3,463,563

		34,448,041

Shares		Value
Common Stocks, continued
Building Products (0.2%):
3,411	Allegion plc	$396,972
1,132	Armstrong World Industries, Inc.	84,209
649	AZEK Co., Inc. (The)*	24,954
17,813	Carrier Global Corp.	671,907
6,478	Trex Co., Inc.*	542,338

		1,720,380

Capital Markets (1.2%):
4,601	Apollo Global Management, Inc.	225,357
5,353	Ares Management Corp., Class A	251,859
669	Carlyle Group, Inc. (The)	21,033
1,329	Cboe Global Markets, Inc.	123,756
2,119	FactSet Research Systems, Inc.	704,568
10,960	Intercontinental Exchange, Inc.	1,263,578
398	LPL Financial Holdings, Inc.	41,480
2,083	MarketAxess Holdings, Inc.	1,188,476
9,167	Moody’s Corp.	2,660,631
1,031	Morningstar, Inc.	238,749
4,587	MSCI, Inc., Class A	2,048,233
8,022	S&P Global, Inc.	2,637,072
3,306	T. Rowe Price Group, Inc.	500,495
4,123	Tradeweb Markets, Inc., Class A	257,481
2,755	Virtu Financial, Inc., Class A	69,343

		12,232,111

Chemicals (0.5%):
1,562	Air Products & Chemicals, Inc.	426,770
2,800	Ecolab, Inc.	605,808
1,457	FMC Corp.	167,453
341	NewMarket Corp.	135,817
6,040	RPM International, Inc.	548,311
2,168	Scotts Miracle-Gro Co. (The)	431,736
4,651	Sherwin Williams Co.	3,418,066
1,292	W.R. Grace & Co.	70,827

		5,804,788

Commercial Services & Supplies (0.4%):
4,409	Cintas Corp.	1,558,405
11,515	Copart, Inc.*	1,465,284
1,727	IAA, Inc.*	112,220
380	MSA Safety, Inc.	56,768
11,183	Rollins, Inc.	436,920
3,064	Waste Management, Inc.	361,338

		3,990,935

Communications Equipment (0.3%):
2,743	Arista Networks, Inc.*	797,034
31	CommScope Holding Co., Inc.*	415
512	Lumentum Holdings, Inc.*	48,538
988	Motorola Solutions, Inc.	168,019
5,249	Palo Alto Networks, Inc.*	1,865,442
413	Ubiquiti, Inc.	115,025

		2,994,473

Construction & Engineering (0.0%†):
1,458	Quanta Services, Inc.	105,005

Consumer Finance (0.0%†):
61	Credit Acceptance Corp.*	21,115
3,839	SLM Corp.	47,565

		68,680

See accompanying notes to the financial statements.

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Containers & Packaging (0.2%):
13,675	Amcor plc	$160,955
1,969	Avery Dennison Corp.	305,412
16,838	Ball Corp.	1,568,964
2,524	Berry Global Group, Inc.*	141,824
645	Crown Holdings, Inc.*	64,629
3,878	Graphic Packaging Holding Co.	65,693

		2,307,477

Distributors (0.1%):
2,157	Pool Corp.	803,483

Diversified Consumer Services (0.1%):
2,411	Bright Horizons Family Solutions, Inc.*	417,079
6,747	Chegg, Inc.*	609,457
920	Frontdoor, Inc.*	46,193
7,422	H&R Block, Inc.	117,713

		1,190,442

Electrical Equipment (0.3%):
44	Array Technologies, Inc.*	1,898
5,955	Enphase Energy, Inc.*	1,044,923
3,172	Generac Holdings, Inc.*	721,345
3,143	Rockwell Automation, Inc.	788,296
12,801	Vertiv Holdings Co.	238,995

		2,795,457

Electronic Equipment, Instruments & Components (0.5%):
9,725	Amphenol Corp., Class A	1,271,738
7,998	CDW Corp.	1,054,056
9,500	Cognex Corp.	762,708
1,102	Coherent, Inc.*	165,322
309	Dolby Laboratories, Inc., Class A	30,013
163	IPG Photonics Corp.*	36,478
1,434	Jabil, Inc.	60,988
3,577	Keysight Technologies, Inc.*	472,486
2,702	Zebra Technologies Corp., Class A*	1,038,460

		4,892,249

Entertainment (1.8%):
17,023	Activision Blizzard, Inc.	1,580,586
2,228	Electronic Arts, Inc.	319,941
7,868	Live Nation Entertainment, Inc.*	578,141
24,016	Netflix, Inc.*	12,986,172
7,382	Spotify Technology SA*	2,322,820
5,980	Take-Two Interactive Software, Inc.*	1,242,584
2,489	World Wrestling Entertainment, Inc., Class A	119,596
40,558	Zynga, Inc.*	400,307

		19,550,147

Equity Real Estate Investment Trusts (1.6%):
24,909	American Tower Corp.	5,591,073
1,273	Americold Realty Trust	47,521
2,358	Brookfield Property REIT, Inc., Class A^	35,229
1,464	Coresite Realty Corp.	183,410
21,887	Crown Castle International Corp.	3,484,192
5,014	Equinix, Inc.	3,580,899
4,151	Equity Lifestyle Properties, Inc.	263,007
4,989	Extra Space Storage, Inc.	578,026
9,321	Iron Mountain, Inc.^	274,783
5,538	Public Storage, Inc.	1,278,890
819	SBA Communications Corp.	231,064

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
14,282	Simon Property Group, Inc.	$1,217,969

		16,766,063

Food & Staples Retailing (0.9%):
1,341	Albertsons Cos., Inc., Class A^	23,575
22,004	Costco Wholesale Corp.	8,290,668
2,385	Grocery Outlet Holding Corp.*	93,611
5,560	Sprouts Farmers Market, Inc.*	111,756
19,448	Sysco Corp.	1,444,208

		9,963,818

Food Products (0.3%):
2,318	Beyond Meat, Inc.*^	289,750
5,571	Campbell Soup Co.	269,358
6,411	Hershey Co. (The)	976,588
4,713	Kellogg Co.	293,290
1,929	Lamb Weston Holdings, Inc.	151,889
7,726	McCormick & Co.	738,606
1,200	Pilgrim’s Pride Corp.*	23,532

		2,743,013

Health Care Equipment & Supplies (2.9%):
37,483	Abbott Laboratories	4,104,014
2,526	ABIOMED, Inc.*	818,929
4,397	Align Technology, Inc.*	2,349,669
12,021	Baxter International, Inc.	964,565
310	Cooper Cos., Inc. (The)	112,629
5,188	DexCom, Inc.*	1,918,107
34,808	Edwards Lifesciences Corp.*	3,175,534
2,583	Haemonetics Corp.*	306,731
501	Hill-Rom Holdings, Inc.	49,083
10,179	Hologic, Inc.*	741,337
334	ICU Medical, Inc.*	71,640
4,744	IDEXX Laboratories, Inc.*	2,371,383
3,689	Insulet Corp.*	943,019
6,535	Intuitive Surgical, Inc.*	5,346,285
2,735	Masimo Corp.*	734,019
5,616	Novocure, Ltd.*	971,793
1,818	Penumbra, Inc.*^	318,150
2,097	Quidel Corp.*	376,726
8,047	ResMed, Inc.	1,710,470
304	Steris plc	57,620
6,376	Stryker Corp.	1,562,375
3,140	Tandem Diabetes Care, Inc.*	300,435
1,659	Teleflex, Inc.	682,795
621	Varian Medical Systems, Inc.*	108,681
4,137	West Pharmaceutical Services, Inc.	1,172,053

		31,268,042

Health Care Providers & Services (2.4%):
1,780	Amedisys, Inc.*	522,127
4,024	AmerisourceBergen Corp.	393,386
3,589	Anthem, Inc.	1,152,392
16,420	Cardinal Health, Inc.	879,455
9,546	Centene Corp.*	573,046
893	Chemed Corp.	475,621
5,364	Cigna Corp.	1,116,678
703	DaVita, Inc.*	82,532
2,570	Encompass Health Corp.	212,513
4,687	Guardant Health, Inc.*	604,061

See accompanying notes to the financial statements.

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
7,837	HCA Healthcare, Inc.	$1,288,873
2,874	Humana, Inc.	1,179,116
243	Laboratory Corp. of America Holdings*	49,463
6,788	McKesson Corp.	1,180,569
2,182	Molina Healthcare, Inc.*	464,068
695	Oak Street Health, Inc.*^	42,506
44,354	UnitedHealth Group, Inc.	15,554,061

		25,770,467

Health Care Technology (0.5%):
1,795	American Well Corp., Class A*^	45,467
17,109	Cerner Corp.	1,342,714
10,070	Change Healthcare, Inc.*	187,806
5,638	Teladoc Health, Inc.*	1,127,374
7,626	Veeva Systems, Inc., Class A*	2,076,179

		4,779,540

Hotels, Restaurants & Leisure (0.9%):
1,570	Chipotle Mexican Grill, Inc.*	2,177,135
2,188	Domino’s Pizza, Inc.	839,010
8,155	Las Vegas Sands Corp.	486,038
6,012	McDonald’s Corp.	1,290,055
2,562	Planet Fitness, Inc., Class A*	198,888
38,082	Starbucks Corp.	4,074,012
205	Vail Resorts, Inc.	57,187
9,953	Wendy’s Co. (The)	218,170
1,318	Wynn Resorts, Ltd.	148,710
1,598	Yum China Holdings, Inc.	91,230
1,244	Yum! Brands, Inc.	135,049

		9,715,484

Household Durables (0.2%):
17	NVR, Inc.*	69,358
6,141	Roku, Inc.*	2,038,934
7,876	Tempur Sealy International, Inc.*	212,652

		2,320,944

Household Products (1.0%):
14,005	Church & Dwight Co., Inc.	1,221,656
5,043	Clorox Co. (The)	1,018,283
2,717	Energizer Holdings, Inc.	114,603
61,516	Procter & Gamble Co. (The)	8,559,336
904	Reynolds Consumer Products, Inc.	27,156

		10,941,034

Independent Power and Renewable Electricity Producers (0.0%†):
4,872	NRG Energy, Inc.	182,944

Industrial Conglomerates (0.4%):
20,943	3M Co.	3,660,627
816	Roper Technologies, Inc.	351,769

		4,012,396

Insurance (0.7%):
79	Alleghany Corp.	47,692
12,792	Aon plc, Class A	2,702,565
385	Axis Capital Holdings, Ltd.	19,400
542	Brown & Brown, Inc.	25,696
823	Erie Indemnity Co., Class A	202,129
1,516	GoHealth, Inc., Class A*	20,709
1,122	Lincoln National Corp.	56,448
22,195	Marsh & McLennan Cos., Inc.	2,596,814

Shares		Value
Common Stocks, continued
Insurance, continued
1,452	Primerica, Inc.	$194,466
9,483	Progressive Corp. (The)	937,679
1,005	RenaissanceRe Holdings, Ltd.	166,649

		6,970,247

Interactive Media & Services (8.1%):
13,155	Alphabet, Inc., Class A*	23,055,979
12,742	Alphabet, Inc., Class C*	22,322,455
135,605	Facebook, Inc., Class A*	37,041,861
4,199	IAC/InterActive Corp.*	795,081
12,624	Match Group, Inc.*	1,908,623
18,882	Pinterest, Inc., Class A*	1,244,324
375	Zillow Group, Inc., Class A*	50,978
958	Zillow Group, Inc., Class C*	124,348

		86,543,649

Internet & Direct Marketing Retail (8.2%):
23,946	Amazon.com, Inc.*	77,990,445
2,307	Booking Holdings, Inc.*	5,138,312
33,855	eBay, Inc.	1,701,214
6,653	Etsy, Inc.*	1,183,635
807	Expedia Group, Inc.	106,847
567	Grubhub, Inc.*	42,111
3,613	Wayfair, Inc., Class A*^	815,852

		86,978,416

IT Services (8.4%):
35,995	Accenture plc, Class C	9,402,254
7,561	Akamai Technologies, Inc.*	793,829
20,868	Automatic Data Processing, Inc.	3,676,942
692	BigCommerce Holdings, Inc.*^	44,392
8,658	Black Knight, Inc.*	764,934
7,569	Booz Allen Hamilton Holding Corp.	659,865
6,427	Broadridge Financial Solutions, Inc.	984,616
257	CACI International, Inc., Class A*	64,078
2,026	Cognizant Technology Solutions Corp., Class A	166,031
291	CoreLogic, Inc.	22,500
3,013	EPAM Systems, Inc.*	1,079,709
4,500	Fastly, Inc., Class A*^	393,165
9,494	Fiserv, Inc.*	1,080,987
4,618	FleetCor Technologies, Inc.*	1,259,929
4,935	Gartner, Inc.*	790,538
4,213	Genpact, Ltd.	174,250
9,458	GoDaddy, Inc., Class A*	784,541
3,364	Jack Henry & Associates, Inc.	544,934
641	Leidos Holdings, Inc.	67,382
49,820	MasterCard, Inc., Class A	17,782,750
2,876	MongoDB, Inc.*	1,032,599
6,453	Okta, Inc.*	1,640,740
14,239	Paychex, Inc.	1,326,790
66,320	PayPal Holdings, Inc.*	15,532,144
479	Science Applications International Corp.	45,333
20,853	Square, Inc., Class A*	4,538,447
11,267	StoneCo, Ltd., Class A*	945,527
4,366	Switch, Inc., Class A	71,471
4,829	Teradata Corp.*	108,508
6,569	Twilio, Inc., Class A*	2,223,607
3,323	VeriSign, Inc.*	719,097
95,349	Visa, Inc., Class A	20,855,686

See accompanying notes to the financial statements.

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services, continued
4,590	Western Union Co.	$100,705
239	WEX, Inc.*	48,644

		89,726,924

Leisure Products (0.1%):
11,958	Mattel, Inc.*	208,667
3,525	Peloton Interactive, Inc., Class A*	534,813
384	Polaris, Inc.	36,588

		780,068

Life Sciences Tools & Services (1.4%):
3,279	10X Genomics, Inc., Class A*	464,306
4,393	Adaptive Biotechnologies Corp.*	259,758
1,527	Agilent Technologies, Inc.	180,934
27,504	Avantor, Inc.*	774,238
396	Berkeley Lights, Inc.*^	35,406
1,986	Bio-Techne Corp.	630,654
2,413	Bruker Corp.	130,616
2,458	Charles River Laboratories International, Inc.*	614,156
8,282	Illumina, Inc.*	3,064,340
4,077	IQVIA Holdings, Inc.*	730,476
1,250	Mettler-Toledo International, Inc.*	1,424,600
1,186	PerkinElmer, Inc.	170,191
7,716	PPD, Inc.*	264,042
3,004	PRA Health Sciences, Inc.*	376,822
554	Syneos Health, Inc.*	37,744
13,092	Thermo Fisher Scientific, Inc.	6,097,992
291	Waters Corp.*	71,999

		15,328,274

Machinery (0.3%):
4,130	Allison Transmission Holdings, Inc.	178,127
840	Donaldson Co., Inc.	46,939
4,665	Graco, Inc.	337,513
7,820	Illinois Tool Works, Inc.	1,594,341
1,354	Lincoln Electric Holdings, Inc.	157,403
2,646	Nordson Corp.	531,713
5,527	Toro Co. (The)	524,181

		3,370,217

Media (0.6%):
16,711	Altice USA, Inc., Class A*	632,846
301	Cable One, Inc.	670,544
7,383	Charter Communications, Inc., Class A*	4,884,223
1,288	Liberty Media Corp.-Liberty SiriusXM, Class C*	56,041
549	Liberty Media Corp-Liberty SiriusXM, Class A*	23,711
1,492	Nexstar Media Group, Inc., Class A	162,911
39,023	Sirius XM Holdings, Inc.^	248,577

		6,678,853

Metals & Mining (0.0%†):
2,620	Royal Gold, Inc.	278,663

Multiline Retail (0.4%):
14,206	Dollar General Corp.	2,987,522
6,394	Dollar Tree, Inc.*	690,808
2,708	Ollie’s Bargain Outlet Holdings, Inc.*	221,433

		3,899,763

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (0.1%):
13,101	Cheniere Energy, Inc.*	$786,453
1,324	Equitrans Midstream Corp.	10,645

		797,098

Personal Products (0.3%):
11,179	Estee Lauder Co., Inc. (The), Class A	2,975,738
888	Herbalife Nutrition, Ltd.*	42,668

		3,018,406

Pharmaceuticals (2.8%):
46,410	Bristol-Myers Squibb Co.	2,878,812
47,567	Eli Lilly & Co.	8,031,212
10,320	Horizon Therapeutics plc*	754,908
19,954	Johnson & Johnson	3,140,361
124,689	Merck & Co., Inc.	10,199,560
1,237	Reata Pharmaceuticals, Inc., Class A*	152,918
2,651	Royalty Pharma plc, Class A^	132,683
24,288	Zoetis, Inc.	4,019,664

		29,310,118

Professional Services (0.7%):
2,190	CoStar Group, Inc.*	2,024,173
2,404	Dun & Bradstreet Holdings, Inc.*^	59,860
5,055	Equifax, Inc.	974,806
12,199	IHS Markit, Ltd.	1,095,836
9,744	TransUnion	966,800
8,919	Verisk Analytics, Inc.	1,851,495

		6,972,970

Road & Rail (0.8%):
1,252	J.B. Hunt Transport Services, Inc.	171,086
1,836	Landstar System, Inc.	247,236
4,731	Old Dominion Freight Line, Inc.	923,397
59,840	Uber Technologies, Inc.*	3,051,840
19,552	Union Pacific Corp.	4,071,117

		8,464,676

Semiconductors & Semiconductor Equipment (6.2%):
62,879	Advanced Micro Devices, Inc.*	5,766,633
779	Allegro MicroSystems, Inc.*^	20,768
2,495	Analog Devices, Inc.	368,586
51,730	Applied Materials, Inc.	4,464,299
21,144	Broadcom, Inc.	9,257,900
6,997	Entegris, Inc.	672,412
2,747	Inphi Corp.*	440,811
8,754	KLA Corp.	2,266,498
8,184	Lam Research Corp.	3,865,058
4,949	Maxim Integrated Products, Inc.	438,729
10,547	Microchip Technology, Inc.	1,456,646
2,320	MKS Instruments, Inc.	349,044
2,420	Monolithic Power Systems, Inc.	886,277
33,337	NVIDIA Corp.	17,408,580
63,555	Qualcomm, Inc.	9,681,969
2,753	SolarEdge Technologies, Inc.*	878,537
9,339	Teradyne, Inc.	1,119,653
25,815	Texas Instruments, Inc.	4,237,016
2,450	Universal Display Corp.	563,010
13,763	Xilinx, Inc.	1,951,181

		66,093,607

See accompanying notes to the financial statements.

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Software (18.5%):
1,331	2u, Inc.*^	$53,253
27,166	Adobe, Inc.*	13,586,259
3,093	Alteryx, Inc., Class A*	376,696
7,430	Anaplan, Inc.*	533,846
4,812	ANSYS, Inc.*	1,750,606
3,552	Aspen Technology, Inc.*	462,648
7,402	Atlassian Corp. plc, Class A*	1,731,106
8,244	Autodesk, Inc.*	2,517,223
4,677	Avalara, Inc.*	771,191
4,174	Bill.com Holdings, Inc.*	569,751
15,546	Cadence Design Systems, Inc.*	2,120,941
994	CDK Global, Inc.	51,519
4,623	Ceridian HCM Holding, Inc.*	492,627
1,852	Citrix Systems, Inc.	240,945
6,223	Cloudflare, Inc., Class A*	472,886
3,866	Coupa Software, Inc.*	1,310,226
6,209	Crowdstrike Holdings, Inc., Class A*	1,315,190
8,558	Datadog, Inc., Class A*	842,450
768	Datto Holding Corp.*	20,736
10,053	DocuSign, Inc.*	2,234,782
13,570	Dropbox, Inc., Class A*	301,118
1,306	Duck Creek Technologies, Inc.*^	56,550
10,205	Dynatrace, Inc.*	441,570
3,795	Elastic NV*	554,563
1,909	Everbridge, Inc.*	284,575
1,584	Fair Isaac Corp.*	809,487
3,182	FireEye, Inc.*	73,377
3,446	Five9, Inc.*	600,982
7,495	Fortinet, Inc.*	1,113,232
2,180	Globant SA*	474,390
849	Guidewire Software, Inc.*	109,292
2,318	HubSpot, Inc.*	918,948
14,228	Intuit, Inc.	5,404,506
869	Jamf Holding Corp.*	26,000
632	Jfrog, Ltd.*	39,709
3,098	Manhattan Associates, Inc.*	325,848
1,348	McAfee Corp.^	22,498
4,675	Medallia, Inc.*^	155,304
422,892	Microsoft Corp.	94,059,638
722	nCino, Inc.*^	52,280
2,858	New Relic, Inc.*	186,913
30,912	NortonLifeLock, Inc.	642,351
11,157	Nutanix, Inc., Class A*	355,574
93,643	Oracle Corp.	6,057,766
3,743	Pagerduty, Inc.*	156,083
673,135	Palantir Technologies, Inc., Series I*(a)	15,464,832
2,777	Paycom Software, Inc.*	1,255,898
2,182	Paylocity Holding Corp.*	449,296
1,935	Pegasystems, Inc.	257,858
4,996	Pluralsight, Inc., Class A*	104,716
3,190	Proofpoint, Inc.*	435,148
5,932	PTC, Inc.*	709,527
4,409	RealPage, Inc.*^	384,641
4,437	RingCentral, Inc., Class A*	1,681,490
45,898	salesforce.com, Inc.*	10,213,682
10,977	ServiceNow, Inc.*	6,042,070
21,350	Slack Technologies, Inc., Class A*	901,824
6,276	Smartsheet, Inc.*	434,864

Shares		Value
Common Stocks, continued
Software, continued
8,925	Splunk, Inc.*	$1,516,268
2,694	SS&C Technologies Holdings, Inc.	195,989
7,913	Synopsys, Inc.*	2,051,366
2,330	The Trade Desk, Inc., Class A*	1,866,330
2,214	Tyler Technologies, Inc.*	966,455
1,367	Unity Software, Inc.*	209,793
4,477	VMware, Inc., Class A*^	627,944
9,932	Workday, Inc., Class A*	2,379,807
6,466	Zendesk, Inc.*	925,414
9,429	Zoom Video Communications, Inc., Class A*	3,180,590
4,039	Zscaler, Inc.*	806,629

		197,739,866

Specialty Retail (2.6%):
776	AutoZone, Inc.*	919,901
2,282	Best Buy Co, Inc.	227,721
3,232	Burlington Stores, Inc.*	845,330
784	CarMax, Inc.*	74,057
3,127	Carvana Co.*	749,042
3,107	Five Below, Inc.*	543,663
5,301	Floor & Decor Holdings, Inc., Class A*	492,198
30,332	Home Depot, Inc. (The)	8,056,785
980	Leslie’s, Inc.*^	27,195
42,681	Lowe’s Cos., Inc.	6,850,727
4,029	O’Reilly Automotive, Inc.*	1,823,405
15,940	Ross Stores, Inc.*	1,957,591
54,799	TJX Cos., Inc. (The)	3,742,224
6,540	Tractor Supply Co.	919,393
2,794	Ulta Beauty, Inc.*	802,325
1,106	Vroom, Inc.*	45,313
700	Williams-Sonoma, Inc.	71,288

		28,148,158

Technology Hardware, Storage & Peripherals (11.3%):
911,372	Apple, Inc.	120,929,951
808	Dell Technologies, Inc., Class C*	59,218
6,734	NetApp, Inc.	446,060
7,584	Pure Storage, Inc., Class A*	171,474

		121,606,703

Textiles, Apparel & Luxury Goods (1.1%):
6,401	Lululemon Athletica, Inc.*	2,227,740
69,219	Nike, Inc., Class B	9,792,412
977	VF Corp.	83,446

		12,103,598

Thrifts & Mortgage Finance (0.0%†):
588	LendingTree, Inc.*^	160,988
2,416	Rocket Cos., Inc., Class A*^	48,852

		209,840

Tobacco (0.2%):
45,785	Altria Group, Inc.	1,877,184

Trading Companies & Distributors (0.2%):
26,033	Fastenal Co.	1,271,191
1,852	W.W. Grainger, Inc.	756,246

		2,027,437

Total Common Stocks (Cost $464,949,303)		1,054,035,256

See accompanying notes to the financial statements.

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Short-Term Securities Held as Collateral for Securities on Loan (0.4%):
$4,412,706	BlackRock Liquidity FedFund, Institutional Class, 0.38%(b)(c)	$4,412,706

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $4,412,706)		4,412,706

Unaffiliated Investment Companies (1.1%):
Money Markets (1.1%):
12,043,070	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	12,043,070

Total Unaffiliated Investment Companies (Cost $12,043,070)		12,043,070

Total Investment Securities (Cost $481,405,079) — 100.4%(d)		1,070,491,032
Net other assets (liabilities) — (0.4)%		(4,237,506)

Net Assets — 100.0%		$1,066,253,526

Percentages indicated are based on net assets as of December 31, 2020.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $4,285,345.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2020, these securities represent 1.45% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(c)	The rate represents the effective yield at December 31, 2020.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Nasdaq 100 E-Mini March Futures (U.S. Dollar)	3/19/21	43	$11,081,530	$245,738
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/21	11	2,061,840	40,749

				$286,487

See accompanying notes to the financial statements.

9

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in non-affiliates, at cost	$481,405,079

Investments in non-affiliates, at value(a)	$1,070,491,032
Deposit at broker for futures contracts collateral	817,200
Interest and dividends receivable	360,886
Receivable for variation margin on futures contracts	51,370
Prepaid expenses	5,543

Total Assets	1,071,726,031

Liabilities:
Cash overdraft	25
Payable for capital shares redeemed	340,260
Payable for collateral received on loaned securities	4,412,706
Manager fees payable	312,934
Administration fees payable	65,491
Distribution fees payable	208,683
Custodian fees payable	10,147
Administrative and compliance services fees payable	2,946
Transfer agent fees payable	1,966
Trustee fees payable	10,668
Other accrued liabilities	106,679

Total Liabilities	5,472,505

Net Assets	$1,066,253,526

Net Assets Consist of:
Paid in capital	$346,933,318
Total distributable earnings	719,320,208

Net Assets	$1,066,253,526

Class 1
Net Assets	$70,903,037
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,831,031
Net Asset Value (offering and redemption price per share)	$14.68

Class 2
Net Assets	$995,350,489
Shares of beneficial interest (unlimited number of shares authorized, no par value)	47,143,570
Net Asset Value (offering and redemption price per share)	$21.11

(a)	Includes securities on loan of $4,285,345.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$9,329,879
Interest	1,929
Income from securities lending	24,705
Foreign withholding tax	(8)

Total Investment Income	9,356,505

Expenses:
Manager fees	4,141,461
Administration fees	333,615
Distribution fees — Class 2	2,201,820
Custodian fees	40,528
Administrative and compliance services fees	16,462
Transfer agent fees	12,318
Trustee fees	54,543
Professional fees	47,913
Shareholder reports	43,801
Other expenses	197,304

Total expenses before reductions	7,089,765
Less expenses voluntarily waived/reimbursed by the Manager	(847,108)

Net expenses	6,242,657

Net Investment Income/(Loss)	3,113,848

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	124,619,030
Net realized gains/(losses) on futures contracts	5,161,873
Change in net unrealized appreciation/depreciation on securities	187,507,026
Change in net unrealized appreciation/depreciation on futures contracts	188,790

Net realized and Change in net unrealized gains/losses on investments	317,476,719

Change in Net Assets Resulting From Operations	$320,590,567

See accompanying notes to the financial statements.

10

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,113,848	$5,684,838
Net realized gains/(losses) on investments	129,780,903	50,942,682
Change in unrealized appreciation/depreciation on investments	187,695,816	214,638,374

Change in net assets resulting from operations	320,590,567	271,265,894

Distributions to Shareholders:
Class 1	(5,195,430)	(8,764,900)
Class 2	(50,788,801)	(99,221,220)

Change in net assets resulting from distributions to shareholders	(55,984,231)	(107,986,120)

Capital Transactions:
Class 1
Proceeds from shares issued	251,516	149,155
Proceeds from dividends reinvested	5,195,429	8,764,900
Value of shares redeemed	(7,479,821)	(7,700,670)

Total Class 1 Shares	(2,032,876)	1,213,385

Class 2
Proceeds from shares issued	95,020,376	42,366,134
Proceeds from dividends reinvested	50,788,801	99,221,220
Value of shares redeemed	(270,605,078)	(201,891,268)

Total Class 2 Shares	(124,795,901)	(60,303,914)

Change in net assets resulting from capital transactions	(126,828,777)	(59,090,529)

Change in net assets	137,777,559	104,189,245
Net Assets:
Beginning of period	928,475,967	824,286,722

End of period	$1,066,253,526	$928,475,967

Share Transactions:
Class 1
Shares issued	21,604	12,270
Dividends reinvested	390,048	848,490
Shares redeemed	(591,577)	(658,639)

Total Class 1 Shares	(179,925)	202,121

Class 2
Shares issued	6,195,131	2,600,227
Dividends reinvested	2,649,390	6,838,127
Shares redeemed	(15,818,600)	(12,630,974)

Total Class 2 Shares	(6,974,079)	(3,192,620)

Change in shares	(7,154,004)	(2,990,499)

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$11.46	$10.12	$11.74	$10.28	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07 (a)	0.10 (a)	0.13	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	4.28	3.28	(0.20)	2.73	0.25

Total from Investment Activities	4.35	3.38	(0.07)	2.87	0.28

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.18)	(0.20)	(0.05)	—
Net Realized Gains	(0.98)	(1.86)	(1.35)	(1.36)	—

Total Dividends	(1.13)	(2.04)	(1.55)	(1.41)	—

Net Asset Value, End of Period	$14.68	$11.46	$10.12	$11.74	$10.28

Total Return(b)	39.03%	35.53%	(1.86)%	29.19%	2.80	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$70,903	$57,430	$48,665	$55,307	$49,297
Net Investment Income/(Loss)(d)	0.56%	0.86%	0.96%	1.04%	1.26%
Expenses Before Reductions(d)(e)	0.52%	0.51%	0.50%	0.50%	0.50%
Expenses Net of Reductions(d)	0.43%	0.43%	0.43%	0.45%	0.45%
Portfolio Turnover Rate(f)	22%	15%	17%	12%	158	%(g)

Class 2

Net Asset Value, Beginning of Period	$16.10	$13.53	$15.21	$12.99	$15.32

Investment Activities:
Net Investment Income/(Loss)	0.06 (a)	0.10 (a)	0.15	0.13	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	6.04	4.46	(0.33)	3.49	0.84

Total from Investment Activities	6.10	4.56	(0.18)	3.62	0.88

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.13)	(0.15)	(0.04)	(0.16)
Net Realized Gains	(0.98)	(1.86)	(1.35)	(1.36)	(3.05)

Total Dividends	(1.09)	(1.99)	(1.50)	(1.40)	(3.21)

Net Asset Value, End of Period	$21.11	$16.10	$13.53	$15.21	$12.99

Total Return(b)	38.58%	35.28%	(2.14)%	28.89%	6.43%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$995,350	$871,046	$775,621	$1,046,158	$1,065,322
Net Investment Income/(Loss)	0.31%	0.61%	0.71%	0.79%	0.99%
Expenses Before Reductions(e)	0.77%	0.76%	0.75%	0.75%	0.77%
Expenses Net of Reductions	0.68%	0.68%	0.68%	0.70%	0.72%
Portfolio Turnover Rate(f)	22%	15%	17%	12%	158	%(g)

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal

13

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,155 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,412,706 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $13.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$286,487	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$5,161,873	$188,790

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Growth Index Fund Class 1	0.44%	0.59%
AZL Russell 1000 Growth Index Fund Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $4,852 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$1,038,570,424	$15,464,832	$—	$1,054,035,256
Short-Term Securities Held as Collateral for Securities on Loan	4,412,706	—	—	4,412,706
Unaffiliated Investment Companies	12,043,070	—	—	12,043,070

Total Investment Securities	1,055,026,200	15,464,832	—	1,070,491,032

Other Financial Instruments:*
Futures Contracts	286,487	—	—	286,487

Total Investments	$1,055,312,687	$15,464,832	$—	$1,070,777,519

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Growth Index Fund	$208,004,524	$378,790,883

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2020 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Palantir Technologies, Inc., Series I*	2/7/14	$4,126,319	$673,135	$15,464,832	1.45%

*	The issuer has imposed a lockup period for 80% of Palantir shares until the occurrence of certain agreed-upon events, not to extend beyond March 31, 2021.
(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Technology Sector Risk: Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

8. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2020

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $483,784,521. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$590,470,983
Unrealized (depreciation)	(3,764,472)

Net unrealized appreciation/(depreciation)	$586,706,511

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$7,875,714	$48,108,517	$55,984,231

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$10,376,759	$97,609,361	$107,986,120

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Growth Index Fund	$3,122,661	$129,491,036	$—	$586,706,511	$719,320,208

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Growth Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Growth Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $2,188,532.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $48,108,517.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by

22

the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

23

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 14

Statement of Operations
Page 14

Statements of Changes in Net Assets
Page 15

Financial Highlights
Page 16

Notes to the Financial Statements
Page 17

Report of Independent Registered Public Accounting Firm
Page 23

Other Federal Income Tax Information
Page 24

Other Information
Page 25

Approval of Investment Advisory and Subadvisory Agreements
Page 26

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Russell 1000 Value Index Fund (Class 2 Shares) (the “Fund”) returned 2.01%. That compared to a 2.80% total return for its benchmark, the Russell 1000® Value Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Russell 1000® Value Index (“Index”). The Index is designed to provide a comprehensive measure of value stocks’ performance.*

In the first quarter, fears of the coronavirus (COVID-19) outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Market Volatility Index2 (VIX) of near-term stock market volatility surged to its highest level since the financial crisis and the S&P 500 Index3 experienced its quickest bear market contraction on record. Economic activity fell to a standstill with Purchasing Managers’ Index4 across the globe registering at their lowest levels on record and jobless claims surged. In late March, the U.S. saw a record number of initial claims with 3.3 million people filing claims for unemployment benefits compared to a consensus estimate of 1.4 million.

In the second quarter, global governments unleashed large stimulus packages to combat the shock on the economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve Board (the Fed) cut the federal funds rate target to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. The Fed also announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions during this quarter, with a sharper recovery from the troughs of late March. This has largely been supported by the historic policy response. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August, recording all-time highs. However, valuation concerns sparked market volatility in early September, leading to a market sell-off. COVID-19 continued to take center stage over the third quarter but the easing of restrictions, coupled with a drop in the number of new cases in the U.S. and ongoing accommodative policies by the Fed, supported the U.S. market recovery over the quarter. This performance came despite spikes in volatility and a market sell-off that dampened the recovery momentum.

In the fourth quarter, U.S. markets reacted positively to the election results despite a weak start to the quarter. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the U.S. was offset by positive vaccine news and the announcement of a $900 billion stimulus in late December, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in the year.

Most sectors within the Index posted positive returns over the year. The materials, healthcare, and industrials sectors were the best performers, while the energy sector lagged the most. Real estate and financial stocks also were among the lowest performers.

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2020.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[4]

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

1

    AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/17/16	2.25%	5.68%	—	—	9.10%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/10	2.01%	5.43%	9.00%	9.74%	9.59%
Russell 1000® Value Index	4/30/10	2.80%	6.07%	9.74%	10.50%	10.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.51%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.76%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.35% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,224.80	$2.46	0.44%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,224.30	$3.86	0.69%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,022.92	$2.24	0.44%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.67	$3.51	0.69%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	19.3%

Health Care	13.4

Industrials	13.3

Information Technology	9.6

Communication Services	9.6

Consumer Staples	7.6

Consumer Discretionary	7.6

Utilities	5.4

Materials	4.7

Real Estate	4.4

Energy	4.3

Total Common Stocks	99.2

Unaffiliated Investment Companies	0.7

Short-Term Securities Held as Collateral for Securities on Loan	0.3

Total Investment Securities	100.2

Net other assets (liabilities)	(0.2)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.2%):
Aerospace & Defense (2.2%):
28,621	Boeing Co. (The)	$6,126,610
1,906	BWX Technologies, Inc.	114,894
2,316	Curtiss-Wright Corp.	269,467
13,510	General Dynamics Corp.	2,010,558
489	HEICO Corp.	64,744
851	HEICO Corp., Class A	99,618
4,651	Hexcel Corp.	225,527
20,907	Howmet Aerospace, Inc.*	596,686
1,805	Huntington Ingalls Industries, Inc.	307,716
11,229	L3harris Technologies, Inc.	2,122,506
567	Mercury Systems, Inc.*	49,930
707	Northrop Grumman Corp.	215,437
76,402	Raytheon Technologies Corp.	5,463,507
5,849	Spirit AeroSystems Holdings, Inc., Class A	228,637
1,952	Teledyne Technologies, Inc.*	765,145
12,017	Textron, Inc.	580,782
2,169	TransDigm Group, Inc.*	1,342,286

		20,584,050

Air Freight & Logistics (0.8%):
5,896	C.H. Robinson Worldwide, Inc.	553,458
3,235	Expeditors International of Washington, Inc.	307,681
13,040	FedEx Corp.	3,385,445
12,946	United Parcel Service, Inc., Class B	2,180,106
4,815	XPO Logistics, Inc.*	573,948

		7,000,638

Airlines (0.5%):
6,693	Alaska Air Group, Inc.	348,036
27,420	American Airlines Group, Inc.^	432,413
1,749	Copa Holdings SA, Class A	135,075
34,099	Delta Air Lines, Inc.	1,371,121
15,037	JetBlue Airways Corp.*	218,638
31,565	Southwest Airlines Co.	1,471,244
15,370	United Airlines Holdings, Inc.*	664,753

		4,641,280

Auto Components (0.4%):
14,335	Aptiv plc	1,867,707
11,550	BorgWarner, Inc.	446,292
13,689	Gentex Corp.	464,468
3,119	Lear Corp.	496,014

		3,274,481

Automobiles (0.6%):
209,839	Ford Motor Co.	1,844,485
66,770	General Motors Co.	2,780,302
8,535	Harley-Davidson, Inc.	313,235
2,796	Thor Industries, Inc.	260,000

		5,198,022

Banks (7.5%):
8,456	Associated Banc-Corp.	144,175
414,596	Bank of America Corp.	12,566,404
1,665	Bank of Hawaii Corp.	127,572
6,813	Bank OZK	213,043
1,750	BOK Financial Corp.	119,840
111,603	Citigroup, Inc.	6,881,440
22,731	Citizens Financial Group, Inc.	812,861
7,062	Comerica, Inc.	394,483

Shares		Value
Common Stocks, continued
Banks, continued
5,892	Commerce Bancshares, Inc.	$387,104
3,124	Cullen/Frost Bankers, Inc.	272,507
7,321	East West Bancorp, Inc.	371,248
17,991	F.N.B. Corp.	170,915
38,339	Fifth Third Bancorp	1,057,006
282	First Citizens BancShares, Inc., Class A	161,944
7,231	First Hawaiian, Inc.	170,507
28,325	First Horizon Corp.	361,427
9,273	First Republic Bank	1,362,482
53,352	Huntington Bancshares, Inc.	673,836
162,357	JPMorgan Chase & Co.	20,630,703
51,965	KeyCorp	852,746
6,898	M&T Bank Corp.	878,115
6,511	PacWest Bancorp	165,379
23,600	People’s United Financial, Inc.	305,148
4,122	Pinnacle Financial Partners, Inc.	265,457
22,700	PNC Financial Services Group, Inc. (The)	3,382,300
4,236	Popular, Inc.	238,572
4,981	Prosperity Bancshares, Inc.	345,482
51,310	Regions Financial Corp.	827,117
2,903	Signature Bank	392,747
10,785	Sterling Bancorp	193,914
2,771	SVB Financial Group*	1,074,677
8,069	Synovus Financial Corp.	261,194
7,333	TCF Financial Corp.	271,468
72,120	Truist Financial Corp.	3,456,712
72,762	U.S. Bancorp	3,389,982
12,274	Umpqua Holdings Corp.	185,828
4,995	Webster Financial Corp.	210,539
201,255	Wells Fargo & Co.	6,073,876
5,485	Western Alliance Bancorp	328,826
3,185	Wintrust Financial Corp.	194,572
8,066	Zions Bancorp	350,387

		70,524,535

Beverages (1.2%):
312	Brown-Forman Corp., Class A	22,923
1,492	Brown-Forman Corp., Class B	118,510
85,577	Coca-Cola Co. (The)	4,693,042
8,605	Constellation Brands, Inc., Class C	1,884,925
24,332	Keurig Dr Pepper, Inc.	778,624
9,036	Molson Coors Brewing Co., Class B	408,337
19,728	PepsiCo, Inc.	2,925,662

		10,832,023

Biotechnology (1.0%):
5,651	AbbVie, Inc.	605,505
3,098	Agios Pharmaceuticals, Inc.*^	134,236
9,800	Alexion Pharmaceuticals, Inc.*	1,531,152
8,806	Alkermes plc*	175,680
5,727	Biogen, Inc.*	1,402,313
938	BioMarin Pharmaceutical, Inc.*	82,253
1,991	Bluebird Bio, Inc.*	86,151
1,087	Exact Sciences Corp.*	144,017
10,800	Exelixis, Inc.*	216,756
67,301	Gilead Sciences, Inc.	3,920,956
3,703	Ionis Pharmaceuticals, Inc.*	209,368
2,644	Sage Therapeutics, Inc.*	228,732

See accompanying notes to the financial statements.

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,200	United Therapeutics Corp.*	$333,938

		9,071,057

Building Products (0.9%):
7,405	A.O. Smith Corp.	405,942
1,800	Allegion plc	209,484
1,675	Armstrong World Industries, Inc.	124,603
1,430	AZEK Co., Inc. (The)*	54,984
29,573	Carrier Global Corp.	1,115,494
7,349	Fortune Brands Home & Security, Inc.	629,956
38,918	Johnson Controls International plc	1,813,190
1,825	Lennox International, Inc.	499,995
14,148	Masco Corp.	777,150
5,565	Owens Corning	421,604
12,881	Trane Technologies plc	1,869,806

		7,922,208

Capital Markets (4.3%):
2,337	Affiliated Managers Group, Inc.	237,673
6,314	Ameriprise Financial, Inc.	1,227,000
4,798	Apollo Global Management, Inc.	235,006
43,082	Bank of New York Mellon Corp. (The)	1,828,400
7,889	BlackRock, Inc., Class A+	5,692,228
5,887	Carlyle Group, Inc. (The)	185,087
4,419	Cboe Global Markets, Inc.	411,497
73,807	Charles Schwab Corp. (The)	3,914,723
19,010	CME Group, Inc.	3,460,771
6,179	Eaton Vance Corp.	419,739
2,203	Evercore, Inc., Class A	241,537
13,632	Franklin Resources, Inc.	340,664
17,752	Goldman Sachs Group, Inc.	4,681,379
4,024	Interactive Brokers Group, Inc., Class A	245,142
18,886	Intercontinental Exchange, Inc.	2,177,367
21,041	Invesco, Ltd.	366,745
28,906	KKR & Co., Inc., Class A	1,170,404
5,627	Lazard, Ltd., Class A	238,022
4,035	LPL Financial Holdings, Inc.	420,528
71,434	Morgan Stanley	4,895,371
177	Morningstar, Inc.	40,988
6,136	Nasdaq, Inc.	814,493
10,383	Northern Trust Corp.	967,073
6,563	Raymond James Financial, Inc.	627,882
5,321	S&P Global, Inc.	1,749,172
5,900	SEI Investments Co.	339,073
18,834	State Street Corp.	1,370,739
9,018	T. Rowe Price Group, Inc.	1,365,235
686	Tradeweb Markets, Inc., Class A	42,841

		39,706,779

Chemicals (3.1%):
10,374	Air Products & Chemicals, Inc.	2,834,385
5,645	Albemarle Corp.	832,750
3,087	Ashland Global Holdings, Inc.	244,490
11,753	Axalta Coating Systems, Ltd.*	335,548
3,107	Cabot Corp.	139,442
6,313	Celanese Corp.	820,311
11,916	CF Industries Holdings, Inc.	461,268
9,113	Chemours Co. (The)	225,911
40,279	Corteva, Inc.	1,559,603

Shares		Value
Common Stocks, continued
Chemicals, continued
39,533	Dow, Inc.	$2,194,082
39,269	DuPont de Nemours, Inc.	2,792,419
7,291	Eastman Chemical Co.	731,141
10,645	Ecolab, Inc.	2,303,152
12,108	Element Solutions, Inc.	214,675
5,528	FMC Corp.	635,333
11,175	Huntsman Corp.	280,940
5,695	International Flavors & Fragrances, Inc.	619,844
28,153	Linde plc	7,418,597
13,613	Lyondellbasell Industries NV	1,247,768
17,589	Mosaic Co. (The)	404,723
29	NewMarket Corp.	11,550
6,472	Olin Corp.	158,952
12,699	PPG Industries, Inc.	1,831,450
988	RPM International, Inc.	89,691
165	Scotts Miracle-Gro Co. (The)	32,858
10,340	Valvoline, Inc.	239,268
2,013	W.R. Grace & Co.	110,353
1,892	Westlake Chemical Corp.	154,387

		28,924,891

Commercial Services & Supplies (0.5%):
8,980	ADT, Inc.	70,493
562	Cintas Corp.	198,645
2,871	Clean Harbors, Inc.*	218,483
5,277	IAA, Inc.*	342,899
1,580	MSA Safety, Inc.	236,036
11,401	Republic Services, Inc., Class A	1,097,916
1,551	Rollins, Inc.	60,598
4,708	Stericycle, Inc.*	326,406
19,614	Waste Management, Inc.	2,313,079

		4,864,555

Communications Equipment (1.5%):
583	Arista Networks, Inc.*	169,402
8,529	Ciena Corp.*	450,758
227,610	Cisco Systems, Inc.	10,185,548
10,113	CommScope Holding Co., Inc.*	135,514
2,683	EchoStar Corp., Class A*	56,853
3,235	F5 Networks, Inc.*	569,166
17,088	Juniper Networks, Inc.	384,651
3,728	Lumentum Holdings, Inc.*	353,414
8,150	Motorola Solutions, Inc.	1,385,989
3,216	ViaSat, Inc.*	105,002

		13,796,297

Construction & Engineering (0.2%):
8,010	AECOM*	398,738
6,734	Jacobs Engineering Group, Inc.	733,736
6,089	Quanta Services, Inc.	438,530
1,169	Valmont Industries, Inc.	204,493

		1,775,497

Construction Materials (0.2%):
2,303	Eagle Materials, Inc., Class A	233,409
3,352	Martin Marietta Materials, Inc.	951,867
7,154	Vulcan Materials Co.	1,061,010

		2,246,286

See accompanying notes to the financial statements.

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Consumer Finance (1.1%):
19,821	Ally Financial, Inc.	$706,817
35,043	American Express Co.	4,237,049
24,422	Capital One Financial Corp.	2,414,115
527	Credit Acceptance Corp.*^	182,416
16,322	Discover Financial Services	1,477,631
3,626	OneMain Holdings, Inc.	174,628
4,212	Santander Consumer USA Holdings, Inc.	92,748
16,060	SLM Corp.	198,983
31,525	Synchrony Financial	1,094,233

		10,578,620

Containers & Packaging (0.7%):
70,950	Amcor plc	835,082
3,329	AptarGroup, Inc.	455,707
1,027	Ardagh Group SA	17,675
2,550	Avery Dennison Corp.	395,531
1,140	Ball Corp.	106,225
4,891	Berry Global Group, Inc.*	274,825
6,208	Crown Holdings, Inc.*	622,042
12,129	Graphic Packaging Holding Co.	205,465
21,275	International Paper Co.	1,057,793
4,993	Packaging Corp. of America	688,585
8,075	Sealed Air Corp.	369,754
4,388	Silgan Holdings, Inc.	162,707
5,589	Sonoco Products Co.	331,148
13,574	WestRock Co.	590,876

		6,113,415

Distributors (0.1%):
7,505	Genuine Parts Co.	753,727
16,042	LKQ Corp.*	565,320

		1,319,047

Diversified Consumer Services (0.2%):
985	Bright Horizons Family Solutions, Inc.*	170,395
3,974	Frontdoor, Inc.*	199,535
230	Graham Holdings Co., Class B	122,677
2,603	Grand Canyon Education, Inc.*	242,365
3,198	H&R Block, Inc.	50,720
9,071	Service Corp. International	445,387
6,826	Terminix Global Holdings, Inc.*	348,194

		1,579,273

Diversified Financial Services (2.7%):
100,833	Berkshire Hathaway, Inc., Class B*	23,380,148
21,668	Equitable Holdings, Inc.	554,484
11,487	Jefferies Financial Group, Inc.	282,580
6,367	Voya Financial, Inc.	374,443

		24,591,655

Diversified Telecommunication Services (2.7%):
382,224	AT&T, Inc.	10,992,762
57,924	CenturyLink, Inc.	564,759
222,099	Verizon Communications, Inc.	13,048,316

		24,605,837

Electric Utilities (3.3%):
13,319	Alliant Energy Corp.	686,328
26,589	American Electric Power Co., Inc.	2,214,066
3,163	Avangrid, Inc.	143,758
39,361	Duke Energy Corp.	3,603,894

Shares		Value
Common Stocks, continued
Electric Utilities, continued
19,007	Edison International	$1,194,020
10,887	Entergy Corp.	1,086,958
12,086	Evergy, Inc.	670,894
18,442	Eversource Energy	1,595,417
51,953	Exelon Corp.	2,193,456
29,150	FirstEnergy Corp.	892,282
5,969	Hawaiian Electric Industries, Inc.	211,243
2,810	IDACORP, Inc.	269,844
104,923	NextEra Energy, Inc.	8,094,810
10,327	OGE Energy Corp.	329,018
68,985	PG&E Corp.*	859,553
5,951	Pinnacle West Capital Corp.	475,782
41,007	PPL Corp.	1,156,397
56,563	Southern Co. (The)	3,474,665
28,024	Xcel Energy, Inc.	1,868,360

		31,020,745

Electrical Equipment (1.0%):
2,194	Acuity Brands, Inc.	265,671
12,154	AMETEK, Inc.	1,469,905
2,701	Array Technologies, Inc.*	116,521
21,350	Eaton Corp. plc	2,564,988
31,787	Emerson Electric Co.	2,554,720
287	Generac Holdings, Inc.*	65,267
3,059	GrafTech International, Ltd.	32,609
2,810	Hubbell, Inc.	440,580
8,670	nVent Electric plc	201,924
2,259	Regal-Beloit Corp.	277,428
3,213	Rockwell Automation, Inc.	805,853
8,055	Sensata Technologies Holding plc*	424,821

		9,220,287

Electronic Equipment, Instruments & Components (0.8%):
6,256	Amphenol Corp., Class A	818,097
4,060	Arrow Electronics, Inc.*	395,038
5,470	Avnet, Inc.	192,052
221	Coherent, Inc.*	33,154
40,155	Corning, Inc.	1,445,581
3,101	Dolby Laboratories, Inc., Class A	301,200
7,278	FLIR Systems, Inc.	318,995
1,850	IPG Photonics Corp.*	414,012
6,644	Jabil, Inc.	282,569
6,665	Keysight Technologies, Inc.*	880,380
1,314	Littlelfuse, Inc.	334,623
7,190	National Instruments Corp.	315,929
2,317	SYNNEX Corp.	188,696
13,343	Trimble, Inc.*	890,912
6,643	Vontier Corp.*	221,876
252	Zebra Technologies Corp., Class A*	96,851

		7,129,965

Energy Equipment & Services (0.4%):
35,257	Baker Hughes Co.	735,108
46,846	Halliburton Co.	885,390
5,830	Helmerich & Payne, Inc.	135,023
21,651	NOV, Inc.	297,268
74,414	Schlumberger, Ltd.	1,624,457

		3,677,246

See accompanying notes to the financial statements.

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Entertainment (2.5%):
24,617	Activision Blizzard, Inc.	$2,285,688
13,256	Electronic Arts, Inc.	1,903,562
1,395	Liberty Media Corp-Liberty Formula One, Class A*	52,996
10,305	Liberty Media Corp-Liberty Formula One, Class C*	438,993
3,570	Lions Gate Entertainment Corp., Class A*	40,591
6,558	Lions Gate Entertainment Corp., Class B*	68,072
986	Madison Square Garden Entertainment Corp.*	103,569
1,046	Madison Square Garden Sports Corp., Class A*	192,569
471	Take-Two Interactive Software, Inc.*	97,869
96,873	Walt Disney Co. (The)*	17,551,450
8,763	Zynga, Inc.*	86,491

		22,821,850

Equity Real Estate Investment Trusts (4.2%):
6,800	Alexandria Real Estate Equities, Inc.	1,211,896
7,638	American Campus Communities, Inc.	326,677
14,485	American Homes 4 Rent, Class A	434,550
10,068	Americold Realty Trust	375,838
8,215	Apartment Income REIT Corp.*	315,538
8,215	Apartment Investment and Management Co.	43,375
11,696	Apple Hospitality REIT, Inc.	150,995
7,668	AvalonBay Communities, Inc.	1,230,177
8,320	Boston Properties, Inc.	786,490
9,402	Brandywine Realty Trust	111,978
16,530	Brixmor Property Group, Inc.	273,572
4,955	Camden Property Trust	495,104
731	Coresite Realty Corp.	91,580
6,264	Corporate Office Properties Trust	163,365
8,259	Cousins Properties, Inc.	276,677
1,556	Crown Castle International Corp.	247,700
10,780	CubeSmart	362,316
6,416	Cyrusone, Inc.	469,330
14,488	Digital Realty Trust, Inc.	2,021,220
8,414	Douglas Emmett, Inc.	245,521
19,770	Duke Realty Corp.	790,207
8,160	Empire State Realty Trust, Inc., Class A	76,051
3,337	EPR Properties	108,453
6,512	Equity Commonwealth	177,647
5,267	Equity Lifestyle Properties, Inc.	333,717
20,017	Equity Residential	1,186,608
3,501	Essex Property Trust, Inc.	831,207
2,083	Extra Space Storage, Inc.	241,336
3,896	Federal Realty Investment Trust	331,628
7,043	First Industrial Realty Trust, Inc.	296,722
10,878	Gaming and Leisure Properties, Inc.	461,227
12,129	Healthcare Trust of America, Inc., Class A	334,033
29,049	Healthpeak Properties, Inc.	878,151
5,739	Highwoods Properties, Inc.	227,437
36,710	Host Hotels & Resorts, Inc.	537,067
8,380	Hudson Pacific Properties, Inc.	201,288
30,252	Invitation Homes, Inc.	898,484
6,608	Iron Mountain, Inc.^	194,804
6,796	JBG SMITH Properties	212,511
5,970	Kilroy Realty Corp.	342,678
23,048	Kimco Realty Corp.	345,950
4,457	Lamar Advertising Co., Class A	370,912
2,602	Life Storage, Inc.	310,653
27,634	Medical Properties Trust, Inc.	602,145

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
6,116	Mid-America Apartment Communities, Inc.	$774,836
8,843	National Retail Properties, Inc.	361,856
11,849	Omega Healthcare Investors, Inc.	430,356
7,522	Outfront Media, Inc.	147,130
10,557	Paramount Group, Inc.	95,435
13,359	Parks Hotels & Resorts, Inc.	229,107
39,443	ProLogis, Inc.	3,930,888
2,787	Public Storage, Inc.	643,602
6,475	Rayonier, Inc.	190,236
18,728	Realty Income Corp.	1,164,320
8,830	Regency Centers Corp.	402,560
6,439	Rexford Industrial Realty, Inc.	316,219
5,132	SBA Communications Corp.	1,447,890
3,618	Simon Property Group, Inc.	308,543
3,769	SL Green Realty Corp.	224,557
5,739	Spirit Realty Capital, Inc.	230,536
12,542	STORE Capital Corp.	426,177
5,193	Sun Communities, Inc.	789,076
15,502	UDR, Inc.	595,742
20,216	Ventas, Inc.	991,393
12,051	VEREIT, Inc.	455,407
28,145	VICI Properties, Inc.	717,698
9,106	Vornado Realty Trust	340,018
6,767	Weingarten Realty Investors	146,641
22,373	Welltower, Inc.	1,445,743
40,627	Weyerhaeuser Co.	1,362,223
9,108	WP Carey, Inc.	642,843

		38,735,847

Food & Staples Retailing (1.7%):
1,938	Albertsons Cos., Inc., Class A^	34,070
2,054	Casey’s General Stores, Inc.	366,885
2,732	Costco Wholesale Corp.	1,029,363
1,808	Grocery Outlet Holding Corp.*	70,964
41,381	Kroger Co. (The)	1,314,261
880	Sprouts Farmers Market, Inc.*	17,688
7,425	Sysco Corp.	551,381
12,260	US Foods Holding Corp.*	408,381
38,600	Walgreens Boots Alliance, Inc.	1,539,368
74,693	Walmart, Inc.	10,766,995

		16,099,356

Food Products (1.8%):
29,670	Archer-Daniels-Midland Co.	1,495,665
581	Beyond Meat, Inc.*^	72,625
7,119	Bunge, Ltd.	466,864
4,736	Campbell Soup Co.	228,986
26,348	Conagra Brands, Inc.	955,378
10,875	Flowers Foods, Inc.	246,101
32,344	General Mills, Inc.	1,901,827
4,540	Hain Celestial Group, Inc. (The)*	182,281
1,878	Hershey Co. (The)	286,076
14,978	Hormel Foods Corp.	698,125
3,745	Ingredion, Inc.	294,619
5,927	JM Smucker Co. (The)	685,161
8,787	Kellogg Co.	546,815
34,377	Kraft Heinz Co. (The)	1,191,507
5,853	Lamb Weston Holdings, Inc.	460,865
5,808	McCormick & Co.	555,245

See accompanying notes to the financial statements.

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Food Products, continued
75,678	Mondelez International, Inc., Class A	$4,424,892
1,888	Pilgrim’s Pride Corp.*	37,024
3,556	Post Holdings, Inc.*	359,192
14	Seaboard Corp.	42,434
2,738	TreeHouse Foods, Inc.*	116,338
15,542	Tyson Foods, Inc., Class A	1,001,526

		16,249,546

Gas Utilities (0.1%):
6,481	Atmos Energy Corp.	618,482
4,615	National Fuel Gas Co.	189,815
10,745	UGI Corp.	375,645

		1,183,942

Health Care Equipment & Supplies (4.3%):
57,071	Abbott Laboratories	6,248,704
15,800	Baxter International, Inc.	1,267,792
14,783	Becton Dickinson & Co.	3,699,002
76,561	Boston Scientific Corp.*	2,752,368
2,308	Cooper Cos., Inc. (The)	838,543
33,555	Danaher Corp.	7,453,908
11,691	Dentsply Sirona, Inc.	612,141
8,904	Envista Holdings Corp.*	300,332
4,136	Globus Medical, Inc., Class A*	269,750
2,953	Hill-Rom Holdings, Inc.	289,305
4,323	Hologic, Inc.*	314,844
793	ICU Medical, Inc.*	170,091
3,982	Integra LifeSciences Holdings Corp.*	258,511
71,898	Medtronic plc	8,422,131
4,281	Steris plc	811,421
12,605	Stryker Corp.	3,088,729
422	Tandem Diabetes Care, Inc.*	40,377
892	Teleflex, Inc.	367,120
4,244	Varian Medical Systems, Inc.*	742,742
11,131	Zimmer Biomet Holdings, Inc.	1,715,176

		39,662,987

Health Care Providers & Services (2.5%):
4,903	Acadia Healthcare Co., Inc.*	246,425
3,966	AmerisourceBergen Corp.	387,716
9,913	Anthem, Inc.	3,182,965
21,593	Centene Corp.*	1,296,228
13,863	Cigna Corp.	2,885,999
70,064	CVS Health Corp.	4,785,370
3,397	DaVita, Inc.*	398,808
2,771	Encompass Health Corp.	229,134
6,927	HCA Healthcare, Inc.	1,139,214
7,547	Henry Schein, Inc.*	504,592
4,410	Humana, Inc.	1,809,291
4,961	Laboratory Corp. of America Holdings*	1,009,812
2,301	McKesson Corp.	400,190
1,009	Molina Healthcare, Inc.*	214,594
614	Oak Street Health, Inc.*	37,552
6,505	Premier, Inc., Class A	228,326
7,205	Quest Diagnostics, Inc.	858,620
8,495	UnitedHealth Group, Inc.	2,979,027
3,903	Universal Health Services, Inc., Class B	536,663

		23,130,526

Shares		Value
Common Stocks, continued
Health Care Technology (0.0%†):
3,584	Change Healthcare, Inc.*	$66,842
396	Teladoc Health, Inc.*	79,184

		146,026

Hotels, Restaurants & Leisure (2.5%):
11,992	Aramark	461,452
24,466	Carnival Corp., Class A	529,934
1,941	Choice Hotels International, Inc.	207,163
6,972	Darden Restaurants, Inc.	830,505
9,874	Extended Stay America, Inc.	146,234
14,593	Hilton Worldwide Holdings, Inc.	1,623,617
1,950	Hyatt Hotels Corp., Class A	144,788
10,081	Las Vegas Sands Corp.	600,828
14,406	Marriott International, Inc., Class A	1,900,440
34,197	McDonald’s Corp.	7,337,992
26,271	MGM Resorts International	827,799
14,256	Norwegian Cruise Line Holdings, Ltd.*^	362,530
1,932	Planet Fitness, Inc., Class A*	149,981
9,485	Royal Caribbean Cruises, Ltd.	708,435
4,260	Six Flags Entertainment Corp.	145,266
26,434	Starbucks Corp.	2,827,909
1,950	Vail Resorts, Inc.	543,972
4,687	Wyndham Destinations, Inc.	210,259
4,639	Wyndham Hotels & Resorts, Inc.	275,742
3,780	Wynn Resorts, Ltd.	426,497
19,793	Yum China Holdings, Inc.	1,129,982
15,089	Yum! Brands, Inc.	1,638,062

		23,029,387

Household Durables (0.7%):
17,676	D.R. Horton, Inc.	1,218,231
8,029	Garmin, Ltd.	960,750
7,367	Leggett & Platt, Inc.	326,358
14,312	Lennar Corp., Class A	1,091,004
928	Lennar Corp., Class B	56,794
2,996	Mohawk Industries, Inc.*	422,286
19,878	Newell Brands, Inc.	422,010
161	NVR, Inc.*	656,857
14,320	PulteGroup, Inc.	617,478
2,052	Tempur Sealy International, Inc.*	55,404
6,460	Toll Brothers, Inc.	280,816
3,255	Whirlpool Corp.	587,495

		6,695,483

Household Products (1.8%):
2,050	Clorox Co. (The)	413,936
45,158	Colgate-Palmolive Co.	3,861,461
846	Energizer Holdings, Inc.	35,684
18,181	Kimberly-Clark Corp.	2,451,344
72,235	Procter & Gamble Co. (The)	10,050,778
1,633	Reynolds Consumer Products, Inc.	49,055
2,366	Spectrum Brands Holdings, Inc.	186,867

		17,049,125

Independent Power and Renewable Electricity Producers (0.2%):
35,418	AES Corp. (The)	832,323
8,863	NRG Energy, Inc.	332,806
25,787	Vistra Corp.	506,972

		1,672,101

See accompanying notes to the financial statements.

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Industrial Conglomerates (1.9%):
10,240	3M Co.	$1,789,850
2,830	Carlisle Cos., Inc.	441,989
465,733	General Electric Co.	5,029,916
37,634	Honeywell International, Inc.	8,004,752
4,850	Roper Technologies, Inc.	2,090,787

		17,357,294

Insurance (3.5%):
37,220	Aflac, Inc.	1,655,173
658	Alleghany Corp.	397,228
16,251	Allstate Corp. (The)	1,786,472
3,717	American Financial Group, Inc.	325,684
46,487	American International Group, Inc.	1,759,998
412	American National Group , Inc.	39,601
21,161	Arch Capital Group, Ltd.*	763,276
10,148	Arthur J. Gallagher & Co.	1,255,409
3,095	Assurant, Inc.	421,601
3,829	Assured Guaranty, Ltd.	120,575
6,446	Athene Holding, Ltd., Class A*	278,080
4,217	Axis Capital Holdings, Ltd.	212,495
4,574	Brighthouse Financial, Inc.*	165,602
11,852	Brown & Brown, Inc.	561,903
24,085	Chubb, Ltd.	3,707,163
8,015	Cincinnati Financial Corp.	700,271
1,566	CNA Financial Corp.	61,011
600	Erie Indemnity Co., Class A	147,360
2,086	Everest Re Group, Ltd.	488,312
14,589	Fidelity National Financial, Inc.	570,284
6,053	First American Financial Corp.	312,516
5,517	Globe Life, Inc.	523,894
2,035	GoHealth, Inc., Class A*^	27,798
1,806	Hanover Insurance Group, Inc. (The)	211,158
19,274	Hartford Financial Services Group, Inc. (The)	944,041
3,221	Kemper Corp.	247,469
524	Lemonade, Inc.*^	64,190
8,677	Lincoln National Corp.	436,540
12,644	Loews Corp.	569,233
726	Markel Corp.*	750,176
6,073	Marsh & McLennan Cos., Inc.	710,541
1,523	Mercury General Corp.	79,516
41,504	MetLife, Inc.	1,948,613
15,793	Old Republic International Corp.	311,280
766	Primerica, Inc.	102,590
14,625	Principal Financial Group, Inc.	725,546
22,287	Progressive Corp. (The)	2,203,739
21,181	Prudential Financial, Inc.	1,653,601
3,553	Reinsurance Group of America, Inc.	411,793
1,808	RenaissanceRe Holdings, Ltd.	299,803
13,594	Travelers Cos., Inc. (The)	1,908,190
11,345	Unum Group	260,254
168	White Mountains Insurance Group, Ltd.	168,111
6,874	Willis Towers Watson plc	1,448,214
7,355	WR Berkley Corp.	488,519

		32,224,823

Interactive Media & Services (1.8%):
3,604	Alphabet, Inc., Class A*	6,316,515
3,491	Alphabet, Inc., Class C*	6,115,813

Shares		Value
Common Stocks, continued
Interactive Media & Services, continued
3,813	Pinterest, Inc., Class A*	$251,277
5,609	TripAdvisor, Inc.*	161,427
41,473	Twitter, Inc.*	2,245,763
2,561	Zillow Group, Inc., Class A*	348,142
7,000	Zillow Group, Inc., Class C*	908,600

		16,347,537

Internet & Direct Marketing Retail (0.2%):
3,207	eBay, Inc.	161,152
6,445	Expedia Group, Inc.	853,317
4,256	Grubhub, Inc.*	316,093
21,245	Qurate Retail, Inc., Class A	233,058
323	Wayfair, Inc., Class A*^	72,937

		1,636,557

IT Services (2.7%):
1,571	Akamai Technologies, Inc.*	164,939
2,611	Alliance Data Systems Corp.	193,475
6,900	Amdocs, Ltd.	489,417
3,205	Automatic Data Processing, Inc.	564,721
1,162	CACI International, Inc., Class A*	289,721
26,585	Cognizant Technology Solutions Corp., Class A	2,178,641
2,317	Concentrix Corp.*	228,688
3,788	CoreLogic, Inc.	292,888
14,150	DXC Technology Co.	364,363
2,607	Euronet Worldwide, Inc.*	377,806
33,091	Fidelity National Information Services, Inc.	4,681,053
21,240	Fiserv, Inc.*	2,418,386
6,397	Genpact, Ltd.	264,580
16,068	Global Payments, Inc.	3,461,369
47,619	International Business Machines Corp.	5,994,281
923	Jack Henry & Associates, Inc.	149,517
6,467	Leidos Holdings, Inc.	679,811
3,423	Paychex, Inc.	318,955
13,838	Sabre Corp.	166,333
2,820	Science Applications International Corp.	266,885
1,702	Teradata Corp.*	38,244
1,202	Twilio, Inc., Class A*	406,877
2,161	VeriSign, Inc.*	467,640
17,226	Western Union Co.	377,938
2,208	WEX, Inc.*	449,394

		25,285,922

Leisure Products (0.3%):
4,044	Brunswick Corp.	308,315
6,751	Hasbro, Inc.	631,489
7,420	Mattel, Inc.*	129,479
10,293	Peloton Interactive, Inc., Class A*	1,561,653
2,908	Polaris, Inc.	277,074

		2,908,010

Life Sciences Tools & Services (1.1%):
15,133	Agilent Technologies, Inc.	1,793,109
1,125	Bio-Rad Laboratories, Inc., Class A*	655,808
120	Bio-Techne Corp.	38,106
3,313	Bruker Corp.	179,333
311	Charles River Laboratories International, Inc.*	77,706
6,411	IQVIA Holdings, Inc.*	1,148,659
79	Mettler-Toledo International, Inc.*	90,035
4,810	PerkinElmer, Inc.	690,235

See accompanying notes to the financial statements.

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Life Sciences Tools & Services, continued
1,125	PPD, Inc.*	$38,498
525	PRA Health Sciences, Inc.*	65,856
11,981	Qiagen NV*	633,196
3,117	Syneos Health, Inc.*	212,361
8,743	Thermo Fisher Scientific, Inc.	4,072,314
3,027	Waters Corp.*	748,940

		10,444,156

Machinery (3.2%):
3,447	AGCO Corp.	355,351
2,213	Allison Transmission Holdings, Inc.	95,447
29,018	Caterpillar, Inc.	5,281,855
5,528	Colfax Corp.*	211,391
2,715	Crane Co.	210,847
7,941	Cummins, Inc.	1,803,401
15,109	Deere & Co.	4,065,075
5,770	Donaldson Co., Inc.	322,428
7,680	Dover Corp.	969,600
6,534	Flowserve Corp.	240,778
16,164	Fortive Corp.	1,144,734
2,489	Gates Industrial Corp. plc*	31,760
4,608	Graco, Inc.	333,389
4,044	IDEX Corp.	805,565
9,387	Illinois Tool Works, Inc.	1,913,822
18,638	Ingersoll-Rand, Inc.*	849,147
4,353	ITT, Inc.	335,268
1,828	Lincoln Electric Holdings, Inc.	212,505
2,842	Middleby Corp. (The)*	366,391
587	Nordson Corp.	117,958
3,779	Oshkosh Corp.	325,259
21,906	Otis Worldwide Corp.	1,479,750
18,146	PACCAR, Inc.	1,565,637
6,892	Parker Hannifin Corp.	1,877,450
8,681	Pentair plc	460,874
2,847	Snap-On, Inc.	487,236
8,266	Stanley Black & Decker, Inc.	1,475,977
3,534	Timken Co.	273,390
579	Toro Co. (The)	54,912
5,065	Trinity Industries, Inc.	133,665
9,624	Wabtec Corp.	704,477
2,874	Woodward, Inc.	349,277
9,659	Xylem, Inc.	983,190

		29,837,806

Marine (0.0%†):
3,324	Kirby Corp.*	172,283

Media (2.2%):
753	Charter Communications, Inc., Class A*	498,147
242,889	Comcast Corp., Class A	12,727,383
16,673	Discovery Communications, Inc., Class C*	436,666
8,708	Discovery, Inc., Class A*^	262,024
12,753	DISH Network Corp., Class A*	412,432
17,891	Fox Corp., Class A	520,986
8,929	Fox Corp., Class B	257,870
20,510	Interpublic Group of Cos., Inc. (The)	482,395
2,407	John Wiley & Sons, Inc., Class A	109,904
1,380	Liberty Broadband Corp., Class A*	217,460
8,787	Liberty Broadband Corp., Class C*	1,391,596

Shares		Value
Common Stocks, continued
Media, continued
7,923	Liberty Media Corp.-Liberty SiriusXM, Class C*	$344,730
4,093	Liberty Media Corp-Liberty SiriusXM, Class A*	176,777
8,871	New York Times Co. (The), Class A	459,252
20,172	News Corp., Class A	362,491
6,593	News Corp., Class B	117,158
703	Nexstar Media Group, Inc., Class A	76,761
11,307	Omnicom Group, Inc.	705,218
26,190	Sirius XM Holdings, Inc.^	166,830
519	ViacomCBS, Inc., Class A	19,629
29,249	ViacomCBS, Inc., Class B	1,089,817

		20,835,526

Metals & Mining (0.7%):
77,598	Freeport-McMoRan, Inc.	2,019,099
42,868	Newmont Corp.	2,567,364
16,124	Nucor Corp.	857,636
3,277	Reliance Steel & Aluminum Co.	392,421
1,039	Royal Gold, Inc.	110,508
4,034	Southern Copper Corp.	262,694
10,296	Steel Dynamics, Inc.	379,614

		6,589,336

Mortgage Real Estate Investment Trusts (0.2%):
29,925	AGNC Investment Corp.	466,830
76,241	Annaly Capital Management, Inc.	644,236
23,119	New Residential Investment Corp.	229,803
13,843	Starwood Property Trust, Inc.	267,170

		1,608,039

Multiline Retail (0.6%):
6,596	Dollar Tree, Inc.*	712,632
8,643	Kohl’s Corp.	351,684
6,090	Nordstrom, Inc.	190,069
325	Ollie’s Bargain Outlet Holdings, Inc.*	26,575
26,783	Target Corp.	4,728,003

		6,008,963

Multi-Utilities (1.5%):
12,986	Ameren Corp.	1,013,687
26,927	CenterPoint Energy, Inc.	582,700
15,469	CMS Energy Corp.	943,764
17,904	Consolidated Edison, Inc.	1,293,922
43,678	Dominion Energy, Inc.	3,284,586
10,223	DTE Energy Co.	1,241,174
11,124	MDU Resources Group, Inc.	293,006
21,363	NiSource, Inc.	490,067
27,199	Public Service Enterprise Group, Inc.	1,585,702
15,602	Sempra Energy	1,987,851
16,937	WEC Energy Group, Inc.	1,558,712

		14,275,171

Oil, Gas & Consumable Fuels (3.9%):
15,671	Antero Midstream Corp.	120,823
21,070	Apache Corp.	298,983
20,283	Cabot Oil & Gas Corp.	330,207
103,239	Chevron Corp.	8,718,534
5,604	Cimarex Energy Co.	210,206
10,219	Concho Resources, Inc.	596,279
57,341	ConocoPhillips	2,293,067
4,172	Continental Resources, Inc.^	68,004

See accompanying notes to the financial statements.

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
19,574	Devon Energy Corp.	$309,465
8,120	Diamondback Energy, Inc.	393,008
31,123	EOG Resources, Inc.	1,552,104
14,226	EQT Corp.*	180,812
20,674	Equitrans Midstream Corp.	166,219
226,854	Exxon Mobil Corp.	9,350,921
14,653	Hess Corp.	773,532
8,332	HollyFrontier Corp.	215,382
103,717	Kinder Morgan, Inc.	1,417,811
43,971	Marathon Oil Corp.	293,287
34,675	Marathon Petroleum Corp.	1,434,158
8,113	Murphy Oil Corp.	98,167
45,045	Occidental Petroleum Corp.	779,729
23,509	ONEOK, Inc.	902,275
16,794	Parsley Energy, Inc., Class A	238,475
23,390	Phillips 66	1,635,897
8,831	Pioneer Natural Resources Co.	1,005,763
11,883	Targa Resources Corp.	313,474
21,710	Valero Energy Corp.	1,228,135
65,035	Williams Cos., Inc.	1,303,952
22,436	WPX Energy, Inc.*	182,853

		36,411,522

Personal Products (0.1%):
16,080	Coty, Inc., Class A	112,882
1,312	Estee Lauder Co., Inc. (The), Class A	349,241
4,094	Herbalife Nutrition, Ltd.*	196,717
2,863	Nu Skin Enterprises, Inc., Class A	156,406

		815,246

Pharmaceuticals (4.4%):
77,301	Bristol-Myers Squibb Co.	4,794,981
8,789	Catalent, Inc.*	914,671
24,244	Elanco Animal Health, Inc.*	743,563
750	Horizon Therapeutics plc*	54,863
2,838	Jazz Pharmaceuticals plc*	468,412
122,403	Johnson & Johnson	19,263,783
16,960	Merck & Co., Inc.	1,387,328
9,466	Nektar Therapeutics*	160,922
7,623	Perrigo Co. plc	340,901
298,073	Pfizer, Inc.	10,972,067
2,460	Royalty Pharma plc, Class A^	123,123
65,053	Viatris, Inc.*	1,219,084
2,525	Zoetis, Inc.	417,888

		40,861,586

Professional Services (0.3%):
1,835	Dun & Bradstreet Holdings, Inc.*^	45,692
1,742	Equifax, Inc.	335,927
2,038	FTI Consulting, Inc.*	227,685
9,742	IHS Markit, Ltd.	875,124
3,231	ManpowerGroup, Inc.	291,372
19,884	Nielsen Holdings plc	414,979
5,719	Robert Half International, Inc.	357,323
944	TransUnion	93,664

		2,641,766

Real Estate Management & Development (0.2%):
18,026	CBRE Group, Inc., Class A*	1,130,590
2,176	Howard Hughes Corp. (The)*	171,752

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
2,645	Jones Lang LaSalle, Inc.*	$392,439

		1,694,781

Road & Rail (1.6%):
498	AMERCO, Inc.	226,072
40,866	CSX Corp.	3,708,590
3,178	J.B. Hunt Transport Services, Inc.	434,274
4,969	Kansas City Southern	1,014,322
6,217	Knight-Swift Transportation Holdings, Inc.	259,995
400	Landstar System, Inc.	53,864
13,304	Lyft, Inc., Class A*	653,626
13,697	Norfolk Southern Corp.	3,254,544
751	Old Dominion Freight Line, Inc.	146,580
2,924	Ryder System, Inc.	180,586
3,290	Schneider National, Inc., Class B	68,103
17,097	Uber Technologies, Inc.*	871,947
17,826	Union Pacific Corp.	3,711,729

		14,584,232

Semiconductors & Semiconductor Equipment (3.3%):
4,186	Advanced Micro Devices, Inc.*	383,898
17,489	Analog Devices, Inc.	2,583,650
1,135	Broadcom, Inc.	496,960
3,259	Cirrus Logic, Inc.*	267,890
5,735	Cree, Inc.*	607,337
436	Entegris, Inc.	41,900
4,639	First Solar, Inc.*	458,890
219,905	Intel Corp.	10,955,667
35,425	Marvell Technology Group, Ltd.	1,684,105
9,517	Maxim Integrated Products, Inc.	843,682
3,277	Microchip Technology, Inc.	452,586
59,593	Micron Technology, Inc.*	4,480,202
752	MKS Instruments, Inc.	113,138
21,538	ON Semiconductor Corp.*	704,939
6,242	Qorvo, Inc.*	1,037,857
9,048	Skyworks Solutions, Inc.	1,383,258
24,699	Texas Instruments, Inc.	4,053,847

		30,549,806

Software (0.7%):
2,445	2u, Inc.*^	97,824
304	Aspen Technology, Inc.*	39,596
3,970	Autodesk, Inc.*	1,212,201
5,933	CDK Global, Inc.	307,507
1,759	Ceridian HCM Holding, Inc.*	187,439
4,794	Citrix Systems, Inc.	623,699
2,305	Crowdstrike Holdings, Inc., Class A*	488,245
9,466	FireEye, Inc.*	218,286
3,755	Guidewire Software, Inc.*	483,381
790	Jamf Holding Corp.*^	23,637
452	Manhattan Associates, Inc.*	47,541
14,777	Nuance Communications, Inc.*	651,518
12,619	Oracle Corp.	816,324
63	Pegasystems, Inc.	8,395
733	RealPage, Inc.*^	63,947
3,411	salesforce.com, Inc.*	759,050
2,959	SolarWinds Corp.*	44,237
9,441	SS&C Technologies Holdings, Inc.	686,833

See accompanying notes to the financial statements.

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Software, continued
602	Synopsys, Inc.*	$156,062

		6,915,722

Specialty Retail (1.6%):
3,533	Advance Auto Parts, Inc.	556,483
3,282	AutoNation, Inc.*	229,051
507	AutoZone, Inc.*	601,018
9,911	Best Buy Co, Inc.	989,019
384	Burlington Stores, Inc.*	100,435
8,073	CarMax, Inc.*	762,576
3,440	Dick’s Sporting Goods, Inc.	193,362
5,773	Foot Locker, Inc.	233,460
10,185	Gap, Inc. (The)	205,635
28,790	Home Depot, Inc. (The)	7,647,199
12,090	L Brands, Inc.	449,627
1,776	Penske Automotive Group, Inc.	105,477
3,482	Ross Stores, Inc.*	427,624
6,519	Tiffany & Co.	856,923
12,210	TJX Cos., Inc. (The)	833,821
210	Ulta Beauty, Inc.*	60,304
3,341	Williams-Sonoma, Inc.	340,247

		14,592,261

Technology Hardware, Storage & Peripherals (0.6%):
12,938	Dell Technologies, Inc., Class C*	948,226
68,985	Hewlett Packard Enterprise Co.	817,472
73,591	HP, Inc.	1,809,603
7,093	NCR Corp.*	266,484
5,222	NetApp, Inc.	345,905
5,755	Pure Storage, Inc., Class A*	130,121
16,020	Western Digital Corp.	887,348
8,942	Xerox Holdings Corp.	207,365

		5,412,524

Textiles, Apparel & Luxury Goods (0.4%):
7,919	Capri Holdings, Ltd.*	332,598
2,390	Carter’s, Inc.	224,827
1,607	Columbia Sportswear Co.	140,420
19,348	Hanesbrands, Inc.	282,094
3,592	PVH Corp.	337,253
2,359	Ralph Lauren Corp.	244,723
6,546	Skechers U.S.A., Inc., Class A*	235,263
14,475	Tapestry, Inc.	449,883
10,506	Under Armour, Inc., Class A*	180,388
10,576	Under Armour, Inc., Class C*	157,371
16,374	VF Corp.	1,398,503

		3,983,323

Thrifts & Mortgage Finance (0.1%):
18,844	MGIC Investment Corp.	236,492
25,097	New York Community Bancorp, Inc.	264,774
2,465	Rocket Cos., Inc., Class A*^	49,842

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
2,725	TFS Financial Corp.	$48,042

		599,150

Tobacco (1.0%):
56,215	Altria Group, Inc.	2,304,815
83,402	Philip Morris International, Inc.	6,904,852

		9,209,667

Trading Companies & Distributors (0.3%):
5,942	Air Lease Corp.	263,944
6,042	Fastenal Co.	295,031
2,493	MSC Industrial Direct Co., Inc., Class A	210,384
3,868	United Rentals, Inc.*	897,028
9,306	Univar Solutions, Inc.*	176,907
593	W.W. Grainger, Inc.	242,146
1,684	Watsco, Inc.	381,510

		2,466,950

Transportation Infrastructure (0.0%†):
4,097	Macquarie Infrastructure Corp.	153,842

Water Utilities (0.2%):
9,698	American Water Works Co., Inc.	1,488,352
11,907	Essential Utilities, Inc.	563,082

		2,051,434

Wireless Telecommunication Services (0.4%):
5,613	Telephone & Data Systems, Inc.	104,233
29,472	T-Mobile USA, Inc.*	3,974,299
614	United States Cellular Corp.*	18,844

		4,097,376

Total Common Stocks (Cost $711,669,902)		919,247,476

Short-Term Securities Held as Collateral for Securities on Loan (0.3%):
2,472,590	BlackRock Liquidity FedFund, Institutional Class , 0.38%(a)(b)	2,472,590

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,472,590)		2,472,590

Unaffiliated Investment Companies (0.7%):
Money Markets (0.7%):
6,213,298	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	6,213,298

Total Unaffiliated Investment Companies (Cost $6,213,298)		6,213,298

Total Investment Securities (Cost $720,355,790) — 100.2%(c)		927,933,364
Net other assets (liabilities) — (0.2)%		(1,810,459)

Net Assets — 100.0%		$926,122,905

Percentages indicated are based on net assets as of December 31, 2020.

REIT—Real	Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $2,397,682.

+	Affiliated Securities

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2020

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(b)	The rate represents the effective yield at December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/21	21	$3,936,240	$61,208

S&P MidCap 400 E-Mini March Futures (U.S Dollar)	3/19/21	15	3,455,250	56,919

				$118,127

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in non-affiliates, at cost	$717,458,086
Investments in affiliates, at cost	2,897,704

Investments in non-affiliates, at value(a)	$922,241,136
Investments in affiliates, at value	5,692,228
Cash	11,725
Deposit at broker for futures contracts collateral	438,200
Interest and dividends receivable	1,050,202
Receivable for variation margin on futures contracts	31,980
Reclaims receivable	13,772
Prepaid expenses	4,839

Total Assets	929,484,082

Liabilities:
Payable for capital shares redeemed	267,145
Payable for collateral received on loaned securities	2,472,590
Manager fees payable	272,340
Administration fees payable	61,641
Distribution fees payable	163,795
Custodian fees payable	9,433
Administrative and compliance services fees payable	2,591
Transfer agent fees payable	2,052
Trustee fees payable	9,381
Other accrued liabilities	100,209

Total Liabilities	3,361,177

Net Assets	$926,122,905

Net Assets Consist of:
Paid in capital	$712,269,858
Total distributable earnings	213,853,047

Net Assets	$926,122,905

Class 1
Net Assets	$146,474,346
Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,232,533
Net Asset Value (offering and redemption price per share)	$9.02

Class 2
Net Assets	$779,648,559
Shares of beneficial interest (unlimited number of shares authorized, no par value)	62,457,554
Net Asset Value (offering and redemption price per share)	$12.48

(a)	Includes securities on loan of $2,397,682.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends from non-affiliates	$20,941,166
Dividends from affiliates	122,614
Interest	2,270
Income from securities lending	29,225
Foreign withholding tax	(1,781)

Total Investment Income	21,093,494

Expenses:
Manager fees	3,702,551
Administration fees	304,155
Distribution fees — Class 2	1,761,884
Custodian fees	38,078
Administrative and compliance services fees	14,920
Transfer agent fees	12,344
Trustee fees	49,473
Professional fees	41,390
Shareholder reports	40,391
Other expenses	183,521

Total expenses before reductions	6,148,707
Less expenses voluntarily waived/reimbursed by the Manager	(757,332)

Net expenses	5,391,375

Net Investment Income/(Loss)	15,702,119

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(7,838,896)
Net realized gains/(losses) on affiliated transactions	470,157
Net realized gains/(losses) on futures contracts	4,884,766
Change in net unrealized appreciation/depreciation on securities	11,952,868
Change in net unrealized appreciation/depreciation on affiliated transactions	1,333,584
Change in net unrealized appreciation/depreciation on futures contracts	(122,227)

Net realized and Change in net unrealized gains/losses on investments	10,680,252

Change in Net Assets Resulting From Operations	$26,382,371

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$15,702,119	$18,741,676
Net realized gains/(losses) on investments	(2,483,973)	43,369,593
Change in unrealized appreciation/depreciation on investments	13,164,225	151,884,557

Change in net assets resulting from operations	26,382,371	213,995,826

Distributions to Shareholders:
Class 1	(12,916,998)	(14,937,853)
Class 2	(49,843,957)	(52,687,956)

Change in net assets resulting from distributions to shareholders	(62,760,955)	(67,625,809)

Capital Transactions:
Class 1
Proceeds from shares issued	437,497	41,842
Proceeds from dividends reinvested	12,916,998	14,937,853
Value of shares redeemed	(19,992,808)	(20,385,177)

Total Class 1 Shares	(6,638,313)	(5,405,482)

Class 2
Proceeds from shares issued	122,965,871	8,176,828
Proceeds from dividends reinvested	49,843,957	52,687,956
Value of shares redeemed	(156,409,611)	(118,250,607)

Total Class 2 Shares	16,400,217	(57,385,823)

Change in net assets resulting from capital transactions	9,761,904	(62,791,305)

Change in net assets	(26,616,680)	83,578,712
Net Assets:
Beginning of period	952,739,585	869,160,873

End of period	$926,122,905	$952,739,585

Share Transactions:
Class 1
Shares issued	53,357	4,308
Dividends reinvested	1,596,662	1,678,410
Shares redeemed	(2,372,746)	(2,129,392)

Total Class 1 Shares	(722,727)	(446,674)

Class 2
Shares issued	12,177,510	662,245
Dividends reinvested	4,450,353	4,394,325
Shares redeemed	(14,138,554)	(9,270,354)

Total Class 2 Shares	2,489,309	(4,213,784)

Change in shares	1,766,582	(4,660,458)

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$9.75	$8.55	$10.65	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.18 (a)	0.21 (a)	0.24	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.06)	1.94	(1.02)	1.08	0.71

Total from Investment Activities	0.12	2.15	(0.78)	1.35	0.79

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.30)	(0.30)	(0.10)	—
Net Realized Gains	(0.58)	(0.65)	(1.02)	(1.39)	—

Total Dividends	(0.85)	(0.95)	(1.32)	(1.49)	—

Net Asset Value, End of Period	$9.02	$9.75	$8.55	$10.65	$10.79

Total Return(b)	2.25%	26.13%	(8.50)%	13.38%	7.90	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$146,474	$165,337	$148,796	$185,903	$187,248
Net Investment Income/(Loss)(d)	2.08%	2.21%	2.10%	2.07%	2.11%
Expenses Before Reductions(d)(e)	0.52%	0.51%	0.50%	0.50%	0.51%
Expenses Net of Reductions(d)	0.43%	0.43%	0.43%	0.45%	0.46%
Portfolio Turnover Rate(f)	27%	15%	22%	12%	131	%(g)

Class 2

Net Asset Value, Beginning of Period	$13.13	$11.22	$13.56	$13.39	$12.91

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.25 (a)	0.28	0.24	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.04)	2.57	(1.34)	1.42	1.85

Total from Investment Activities	0.17	2.82	(1.06)	1.66	1.96

Distributions to Shareholders From:
Net Investment Income	(0.24)	(0.26)	(0.26)	(0.10)	(0.25)
Net Realized Gains	(0.58)	(0.65)	(1.02)	(1.39)	(1.23)

Total Dividends	(0.82)	(0.91)	(1.28)	(1.49)	(1.48)

Net Asset Value, End of Period	$12.48	$13.13	$11.22	$13.56	$13.39

Total Return(b)	2.01%	25.86%	(8.72)%	13.02%	16.15%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$779,649	$787,403	$720,365	$893,400	$991,296
Net Investment Income/(Loss)	1.83%	1.96%	1.85%	1.81%	2.05%
Expenses Before Reductions(e)	0.77%	0.76%	0.75%	0.75%	0.77%
Expenses Net of Reductions	0.68%	0.68%	0.68%	0.70%	0.72%
Portfolio Turnover Rate(f)	27%	15%	22%	12%	131	%(g)

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

See accompanying notes to the financial statements.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,722 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,472,590 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $13.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$118,127	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$4,884,766	$(122,227)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Value Index Fund Class 1	0.44%	0.59%
AZL Russell 1000 Value Index Fund Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2020, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$3,870,287	$1,438,096	$(1,419,896)	$470,157	$1,333,584	$5,692,228	7,889	$122,614	$—

	$3,870,287	$1,438,096	$(1,419,896)	$470,157	$1,333,584	$5,692,228	7,889	$122,614	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $4,530 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$919,247,476	$—	$—	$919,247,476
Short-Term Securities Held as Collateral for Securities on Loan	2,472,590	—	—	2,472,590
Unaffiliated Investment Companies	6,213,298	—	—	6,213,298

Total Investment Securities	927,933,364	—	—	927,933,364

Other Financial Instruments:*
Futures Contracts	118,127	—	—	118,127

Total Investments	$928,051,491	$—	$—	$928,051,491

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Value Index Fund	$226,444,892	$249,149,734

20

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $733,363,483. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$239,840,214
Unrealized (depreciation)	(45,270,333)

Net unrealized appreciation/(depreciation)	$194,569,881

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$20,818,702	$41,942,253	$62,760,955

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$24,694,840	$42,930,969	$67,625,809

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Value Index Fund	$19,283,166	$—	$—	$194,569,881	$213,853,047

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2020

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Value Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

23

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 94.34% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $2,052,269.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $41,942,253.

24

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624.0197.

25

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

26

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

27

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective January 2022. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

29

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® S&P 500 Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 11

Statement of Operations
Page 11

Statements of Changes in Net Assets
Page 12

Financial Highlights
Page 13

Notes to the Financial Statements
Page 14

Report of Independent Registered Public Accounting Firm
Page 20

Other Federal Income Tax Information
Page 21

Other Information
Page 22

Approval of Investment Advisory and Subadvisory Agreements
Page 23

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned 17.50%. That compared to a 18.40% total return for its benchmark, the S&P 500® Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the S&P 500® Index (“Index”). The Index is designed to provide a comprehensive measure of the U.S. Stock market as a whole.*

In the first quarter, fears of the coronavirus (COVID-19) outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Market Volatility Index2 (VIX) of near-term stock market volatility surged to its highest level since the financial crisis and the Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with Purchasing Managers Index3 across the globe registering at their lowest levels on record and jobless claims surged. In late March, the U.S. saw a record number of initial claims with 3.3 million people filing claims for unemployment benefits compared to a consensus estimate of 1.4 million.

In the second quarter, global governments unleashed large stimulus packages to combat the shock on the economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve Board (the Fed) cut the federal funds rate target to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. The Fed also announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions during this quarter, with a sharper recovery from the troughs of late March. This has largely been supported by the historic policy response. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August, recording all-time highs. However, valuation concerns sparked market volatility in early September, leading to a market sell-off. COVID-19 continued to take center stage over the third quarter but the easing of restrictions, coupled with a drop in the number of new cases in the U.S. and ongoing accommodative policies by the Fed, supported the U.S. market recovery over the quarter. This performance came despite spikes in volatility and a market sell-off that dampened the recovery momentum.

In the fourth quarter, U.S. markets reacted positively to the election results despite a weak start to the quarter. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the U.S. was offset by positive vaccine news and the announcement of a $900 billion stimulus in late December, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in the year.

Most sectors within the Index posted positive returns over the year. The information technology, consumer discretionary, and communication services sectors were the best performers, while the energy sector lagged the most, with real estate and financial stocks among the lowest performers.

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2020.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

1

    AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® S&P 500 Index Fund (Class 1 Shares)	17.82%	13.83%	14.93%	13.60%
AZL® S&P 500 Index Fund (Class 2 Shares)	17.50%	13.54%	14.63%	13.31%
S&P 500® Index	18.40%	14.18%	15.22%	13.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,220.70	$1.40	0.25%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,218.40	$2.79	0.50%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,023.88	$1.27	0.25%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.62	$2.54	0.50%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	27.4%

Health Care	13.4

Consumer Discretionary	12.7

Communication Services	10.7

Financials	10.4

Industrials	8.4

Consumer Staples	6.5

Utilities	2.7

Materials	2.6

Real Estate	2.4

Energy	2.3

Total Common Stocks and Preferred Stocks	99.5

Unaffiliated Investment Companies	0.5

Short-Term Securities Held as Collateral for Securities on Loan	0.1

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (99.5%):
Aerospace & Defense (1.6%):
47,314	Boeing Co. (The)	$10,128,034
20,725	General Dynamics Corp.	3,084,295
34,709	Howmet Aerospace, Inc.*	990,595
3,610	Huntington Ingalls Industries, Inc.	615,433
18,734	L3harris Technologies, Inc.	3,541,101
21,952	Lockheed Martin Corp.	7,792,521
13,824	Northrop Grumman Corp.	4,212,449
135,410	Raytheon Technologies Corp.	9,683,169
3,253	Teledyne Technologies, Inc.*	1,275,111
20,407	Textron, Inc.	986,270
4,862	TransDigm Group, Inc.*	3,008,849

		45,317,827

Air Freight & Logistics (0.7%):
12,107	C.H. Robinson Worldwide, Inc.	1,136,484
15,092	Expeditors International of Washington, Inc.	1,435,400
21,540	FedEx Corp.	5,592,215
63,770	United Parcel Service, Inc., Class B	10,738,868

		18,902,967

Airlines (0.3%):
11,026	Alaska Air Group, Inc.	573,352
54,457	American Airlines Group, Inc.^	858,787
56,861	Delta Air Lines, Inc.	2,286,381
52,629	Southwest Airlines Co.	2,453,037
26,094	United Airlines Holdings, Inc.*	1,128,566

		7,300,123

Auto Components (0.1%):
24,076	Aptiv plc	3,136,862
21,802	BorgWarner, Inc.	842,429

		3,979,291

Automobiles (2.0%):
348,404	Ford Motor Co.	3,062,471
112,303	General Motors Co.	4,676,297
67,613	Tesla, Inc.*	47,712,466

		55,451,234

Banks (3.8%):
678,756	Bank of America Corp.	20,573,094
185,630	Citigroup, Inc.	11,445,946
38,078	Citizens Financial Group, Inc.	1,361,669
11,886	Comerica, Inc.	663,952
63,897	Fifth Third Bancorp	1,761,640
15,555	First Republic Bank	2,285,496
90,704	Huntington Bancshares, Inc.	1,145,592
271,781	JPMorgan Chase & Co.	34,535,213
87,063	KeyCorp	1,428,704
11,511	M&T Bank Corp.	1,465,350
37,882	People’s United Financial, Inc.	489,814
37,778	PNC Financial Services Group, Inc. (The)	5,628,922
83,950	Regions Financial Corp.	1,353,274
4,586	SVB Financial Group*	1,778,588
120,200	Truist Financial Corp.	5,761,186
122,227	U.S. Bancorp	5,694,556
368,636	Wells Fargo & Co.	11,125,434
14,623	Zions Bancorp	635,223

		109,133,653

Shares		Value
Common Stocks, continued
Beverages (1.6%):
16,378	Brown-Forman Corp., Class B	$1,300,905
344,848	Coca-Cola Co. (The)	18,911,464
15,113	Constellation Brands, Inc., Class C	3,310,503
16,775	Molson Coors Brewing Co., Class B	758,062
32,830	Monster Beverage Corp.*	3,036,118
123,217	PepsiCo, Inc.	18,273,081

		45,590,133

Biotechnology (1.9%):
157,412	AbbVie, Inc.	16,866,697
19,605	Alexion Pharmaceuticals, Inc.*	3,063,085
51,907	Amgen, Inc.	11,934,457
13,720	Biogen, Inc.*	3,359,479
111,766	Gilead Sciences, Inc.	6,511,487
16,597	Incyte Corp.*	1,443,607
9,349	Regeneron Pharmaceuticals, Inc.*	4,516,595
23,185	Vertex Pharmaceuticals, Inc.*	5,479,543

		53,174,950

Building Products (0.5%):
12,075	A.O. Smith Corp.	661,952
7,965	Allegion plc	926,967
72,638	Carrier Global Corp.	2,739,905
12,460	Fortune Brands Home & Security, Inc.	1,068,071
64,544	Johnson Controls International plc	3,007,105
23,331	Masco Corp.	1,281,572
21,410	Trane Technologies plc	3,107,875

		12,793,447

Capital Markets (2.7%):
10,519	Ameriprise Financial, Inc.	2,044,157
72,688	Bank of New York Mellon Corp. (The)	3,084,879
12,647	BlackRock, Inc., Class A+	9,125,315
9,633	Cboe Global Markets, Inc.	897,025
133,000	Charles Schwab Corp. (The)	7,054,320
32,008	CME Group, Inc.	5,827,056
24,295	Franklin Resources, Inc.	607,132
30,677	Goldman Sachs Group, Inc.	8,089,832
50,045	Intercontinental Exchange, Inc.	5,769,688
33,583	Invesco, Ltd.	585,352
3,379	MarketAxess Holdings, Inc.	1,927,922
14,400	Moody’s Corp.	4,179,456
127,435	Morgan Stanley	8,733,121
7,391	MSCI, Inc., Class A	3,300,303
10,238	Nasdaq, Inc.	1,358,992
18,434	Northern Trust Corp.	1,716,943
10,667	Raymond James Financial, Inc.	1,020,512
21,452	S&P Global, Inc.	7,051,916
31,456	State Street Corp.	2,289,368
20,189	T. Rowe Price Group, Inc.	3,056,413

		77,719,702

Chemicals (1.8%):
19,707	Air Products & Chemicals, Inc.	5,384,346
9,492	Albemarle Corp.	1,400,260
10,485	Celanese Corp.	1,362,421
19,073	CF Industries Holdings, Inc.	738,316
66,426	Corteva, Inc.	2,572,015
66,135	Dow, Inc.	3,670,493

See accompanying notes to the financial statements.

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Chemicals, continued
65,431	DuPont de Nemours, Inc.	$4,652,798
11,942	Eastman Chemical Co.	1,197,544
22,142	Ecolab, Inc.	4,790,643
11,414	FMC Corp.	1,311,811
9,439	International Flavors & Fragrances, Inc.^	1,027,341
46,797	Linde plc	12,331,476
22,925	Lyondellbasell Industries NV	2,101,306
30,758	Mosaic Co. (The)	707,742
21,159	PPG Industries, Inc.	3,051,551
7,288	Sherwin Williams Co.	5,356,024

		51,656,087

Commercial Services & Supplies (0.4%):
7,836	Cintas Corp.	2,769,713
18,527	Copart, Inc.*	2,357,561
18,756	Republic Services, Inc., Class A	1,806,203
19,541	Rollins, Inc.	763,467
34,666	Waste Management, Inc.	4,088,160

		11,785,104

Communications Equipment (0.8%):
4,857	Arista Networks, Inc.*	1,411,298
376,752	Cisco Systems, Inc.	16,859,653
5,493	F5 Networks, Inc.*	966,438
29,369	Juniper Networks, Inc.	661,096
15,115	Motorola Solutions, Inc.	2,570,457

		22,468,942

Construction & Engineering (0.1%):
11,557	Jacobs Engineering Group, Inc.	1,259,250
12,381	Quanta Services, Inc.	891,680

		2,150,930

Construction Materials (0.1%):
5,581	Martin Marietta Materials, Inc.	1,584,837
11,776	Vulcan Materials Co.	1,746,498

		3,331,335

Consumer Finance (0.5%):
58,152	American Express Co.	7,031,158
40,782	Capital One Financial Corp.	4,031,301
27,328	Discover Financial Services	2,474,004
48,409	Synchrony Financial	1,680,276

		15,216,739

Containers & Packaging (0.4%):
141,065	Amcor plc	1,660,335
7,438	Avery Dennison Corp.	1,153,708
29,166	Ball Corp.	2,717,688
35,049	International Paper Co.	1,742,636
8,266	Packaging Corp. of America	1,139,964
13,834	Sealed Air Corp.	633,459
23,324	WestRock Co.	1,015,294

		10,063,084

Distributors (0.1%):
12,858	Genuine Parts Co.	1,291,329
24,965	LKQ Corp.*	879,767
3,581	Pool Corp.	1,333,922

		3,505,018

Shares		Value
Common Stocks, continued
Diversified Financial Services (1.4%):
173,519	Berkshire Hathaway, Inc., Class B*	$40,233,851

Diversified Telecommunication Services (1.4%):
635,362	AT&T, Inc.	18,273,011
88,039	CenturyLink, Inc.	858,380
368,957	Verizon Communications, Inc.	21,676,224

		40,807,615

Electric Utilities (1.7%):
22,176	Alliant Energy Corp.	1,142,729
44,259	American Electric Power Co., Inc.	3,685,447
65,619	Duke Energy Corp.	6,008,075
33,749	Edison International	2,120,112
17,853	Entergy Corp.	1,782,444
20,225	Evergy, Inc.	1,122,690
30,527	Eversource Energy	2,640,891
86,983	Exelon Corp.	3,672,422
48,389	FirstEnergy Corp.	1,481,187
174,673	NextEra Energy, Inc.	13,476,021
10,039	Pinnacle West Capital Corp.	802,618
68,549	PPL Corp.	1,933,082
94,176	Southern Co. (The)	5,785,232
46,850	Xcel Energy, Inc.	3,123,490

		48,776,440

Electrical Equipment (0.5%):
20,513	AMETEK, Inc.	2,480,842
35,540	Eaton Corp. plc	4,269,776
53,322	Emerson Electric Co.	4,285,489
10,359	Rockwell Automation, Inc.	2,598,141

		13,634,248

Electronic Equipment, Instruments & Components (0.6%):
26,673	Amphenol Corp., Class A	3,488,028
12,853	CDW Corp.	1,693,897
68,120	Corning, Inc.	2,452,320
11,473	FLIR Systems, Inc.	502,862
3,184	IPG Photonics Corp.*	712,547
16,522	Keysight Technologies, Inc.*	2,182,391
29,489	TE Connectivity, Ltd.	3,570,234
12,528	Vontier Corp.*	418,435
4,713	Zebra Technologies Corp., Class A*	1,811,347

		16,832,061

Energy Equipment & Services (0.2%):
60,867	Baker Hughes Co.	1,269,077
78,819	Halliburton Co.	1,489,679
34,618	NOV, Inc.	475,305
124,115	Schlumberger, Ltd.	2,709,431
37,666	TechnipFMC plc	354,060

		6,297,552

Entertainment (2.3%):
68,909	Activision Blizzard, Inc.	6,398,201
25,864	Electronic Arts, Inc.	3,714,070
12,749	Live Nation Entertainment, Inc.*	936,797
39,391	Netflix, Inc.*	21,299,895
10,241	Take-Two Interactive Software, Inc.*	2,127,977
161,425	Walt Disney Co. (The)*	29,246,982

		63,723,922

See accompanying notes to the financial statements.

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts (2.3%):
11,040	Alexandria Real Estate Equities, Inc.	$1,967,549
39,607	American Tower Corp.	8,890,186
12,448	AvalonBay Communities, Inc.	1,997,033
12,630	Boston Properties, Inc.	1,193,914
38,455	Crown Castle International Corp.	6,121,651
24,980	Digital Realty Trust, Inc.	3,484,960
32,510	Duke Realty Corp.	1,299,425
7,944	Equinix, Inc.	5,673,446
30,148	Equity Residential	1,787,173
5,781	Essex Property Trust, Inc.	1,372,525
11,422	Extra Space Storage, Inc.	1,323,353
6,138	Federal Realty Investment Trust	522,467
159	Gaming and Leisure Properties, Inc.	6,742
48,345	Healthpeak Properties, Inc.	1,461,469
62,888	Host Hotels & Resorts, Inc.	920,051
25,694	Iron Mountain, Inc.^	757,459
38,562	Kimco Realty Corp.	578,816
10,048	Mid-America Apartment Communities, Inc.	1,272,981
65,910	ProLogis, Inc.	6,568,591
13,561	Public Storage, Inc.	3,131,642
31,312	Realty Income Corp.	1,946,667
14,070	Regency Centers Corp.	641,451
9,907	SBA Communications Corp.	2,795,062
29,235	Simon Property Group, Inc.	2,493,161
6,470	SL Green Realty Corp.	385,483
26,256	UDR, Inc.	1,009,018
33,103	Ventas, Inc.	1,623,371
13,983	Vornado Realty Trust	522,125
37,207	Welltower, Inc.	2,404,316
66,552	Weyerhaeuser Co.	2,231,489

		66,383,576

Food & Staples Retailing (1.4%):
39,340	Costco Wholesale Corp.	14,822,525
68,802	Kroger Co. (The)	2,185,152
45,330	Sysco Corp.	3,366,206
63,964	Walgreens Boots Alliance, Inc.	2,550,884
123,609	Walmart, Inc.	17,818,237

		40,743,004

Food Products (1.0%):
49,373	Archer-Daniels-Midland Co.	2,488,893
18,055	Campbell Soup Co.	872,959
43,257	Conagra Brands, Inc.	1,568,499
54,504	General Mills, Inc.	3,204,835
13,154	Hershey Co. (The)	2,003,749
25,087	Hormel Foods Corp.	1,169,305
10,173	JM Smucker Co. (The)	1,175,999
22,678	Kellogg Co.	1,411,252
57,758	Kraft Heinz Co. (The)	2,001,892
13,048	Lamb Weston Holdings, Inc.	1,027,400
22,174	McCormick & Co.	2,119,834
127,515	Mondelez International, Inc., Class A	7,455,802
26,225	Tyson Foods, Inc., Class A	1,689,939

		28,190,358

Gas Utilities (0.0%†):
11,224	Atmos Energy Corp.	1,071,106

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies (3.8%):
158,026	Abbott Laboratories	$17,302,268
3,936	ABIOMED, Inc.*	1,276,051
6,398	Align Technology, Inc.*	3,418,963
45,545	Baxter International, Inc.	3,654,531
25,859	Becton Dickinson & Co.	6,470,439
127,672	Boston Scientific Corp.*	4,589,808
4,392	Cooper Cos., Inc. (The)	1,595,701
56,371	Danaher Corp.	12,522,254
19,487	Dentsply Sirona, Inc.	1,020,339
8,562	DexCom, Inc.*	3,165,543
55,569	Edwards Lifesciences Corp.*	5,069,560
22,915	Hologic, Inc.*	1,668,899
7,644	IDEXX Laboratories, Inc.*	3,821,006
10,481	Intuitive Surgical, Inc.*	8,574,506
120,013	Medtronic plc	14,058,324
12,921	ResMed, Inc.	2,746,488
7,556	Steris plc	1,432,164
29,150	Stryker Corp.	7,142,916
4,167	Teleflex, Inc.	1,715,012
8,145	Varian Medical Systems, Inc.*	1,425,456
6,585	West Pharmaceutical Services, Inc.	1,865,596
18,506	Zimmer Biomet Holdings, Inc.	2,851,590

		107,387,414

Health Care Providers & Services (2.6%):
13,103	AmerisourceBergen Corp.	1,280,949
22,175	Anthem, Inc.	7,120,171
25,987	Cardinal Health, Inc.	1,391,864
51,695	Centene Corp.*	3,103,251
32,211	Cigna Corp.	6,705,686
116,704	CVS Health Corp.	7,970,883
6,510	DaVita, Inc.*	764,274
23,533	HCA Healthcare, Inc.	3,870,237
12,730	Henry Schein, Inc.*	851,128
11,800	Humana, Inc.	4,841,186
8,659	Laboratory Corp. of America Holdings*	1,762,539
14,316	McKesson Corp.	2,489,839
12,016	Quest Diagnostics, Inc.	1,431,947
84,598	UnitedHealth Group, Inc.	29,666,826
6,930	Universal Health Services, Inc., Class B	952,875

		74,203,655

Health Care Technology (0.1%):
27,336	Cerner Corp.	2,145,329

Hotels, Restaurants & Leisure (1.7%):
66,310	Carnival Corp., Class A	1,436,275
2,495	Chipotle Mexican Grill, Inc.*	3,459,841
11,609	Darden Restaurants, Inc.	1,382,864
3,474	Domino’s Pizza, Inc.	1,332,140
24,737	Hilton Worldwide Holdings, Inc.	2,752,239
29,285	Las Vegas Sands Corp.	1,745,386
23,647	Marriott International, Inc., Class A	3,119,512
66,435	McDonald’s Corp.	14,255,623
36,553	MGM Resorts International	1,151,785
28,142	Norwegian Cruise Line Holdings, Ltd.*^	715,651
16,602	Royal Caribbean Cruises, Ltd.	1,240,003
104,648	Starbucks Corp.	11,195,244
8,656	Wynn Resorts, Ltd.	976,656

See accompanying notes to the financial statements.

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
26,874	Yum! Brands, Inc.	$2,917,441

		47,680,660

Household Durables (0.4%):
29,565	D.R. Horton, Inc.	2,037,619
13,300	Garmin, Ltd.	1,591,478
11,814	Leggett & Platt, Inc.	523,360
24,530	Lennar Corp., Class A	1,869,922
5,302	Mohawk Industries, Inc.*	747,317
33,670	Newell Brands, Inc.	714,814
308	NVR, Inc.*	1,256,597
23,865	PulteGroup, Inc.	1,029,059
5,577	Whirlpool Corp.	1,006,593

		10,776,759

Household Products (1.6%):
22,117	Church & Dwight Co., Inc.	1,929,266
11,239	Clorox Co. (The)	2,269,379
76,426	Colgate-Palmolive Co.	6,535,187
30,327	Kimberly-Clark Corp.	4,088,989
221,084	Procter & Gamble Co. (The)	30,761,628

		45,584,449

Independent Power and Renewable Electricity Producers (0.1%):
58,329	AES Corp. (The)	1,370,732
21,775	NRG Energy, Inc.	817,651

		2,188,383

Industrial Conglomerates (1.2%):
51,430	3M Co.	8,989,450
781,040	General Electric Co.	8,435,232
62,563	Honeywell International, Inc.	13,307,149
9,351	Roper Technologies, Inc.	4,031,123

		34,762,954

Insurance (1.8%):
58,247	Aflac, Inc.	2,590,244
27,111	Allstate Corp. (The)	2,980,312
76,815	American International Group, Inc.	2,908,216
20,384	Aon plc, Class A	4,306,528
17,108	Arthur J. Gallagher & Co.	2,116,431
5,289	Assurant, Inc.	720,468
40,245	Chubb, Ltd.	6,194,509
13,299	Cincinnati Financial Corp.	1,161,934
3,563	Everest Re Group, Ltd.	834,063
8,585	Globe Life, Inc.	815,232
31,858	Hartford Financial Services Group, Inc. (The)	1,560,405
16,046	Lincoln National Corp.	807,274
20,753	Loews Corp.	934,300
45,222	Marsh & McLennan Cos., Inc.	5,290,974
68,204	MetLife, Inc.	3,202,178
22,780	Principal Financial Group, Inc.	1,130,116
52,213	Progressive Corp. (The)	5,162,821
35,066	Prudential Financial, Inc.	2,737,603
22,585	Travelers Cos., Inc. (The)	3,170,256
18,921	Unum Group	434,048
11,493	Willis Towers Watson plc	2,421,345
12,553	WR Berkley Corp.	833,770

		52,313,027

Shares		Value
Common Stocks, continued
Interactive Media & Services (5.4%):
26,806	Alphabet, Inc., Class A*	$46,981,268
25,882	Alphabet, Inc., Class C*	45,342,158
214,341	Facebook, Inc., Class A*	58,549,388
70,914	Twitter, Inc.*	3,839,993

		154,712,807

Internet & Direct Marketing Retail (4.9%):
38,026	Amazon.com, Inc.*	123,848,020
3,652	Booking Holdings, Inc.*	8,133,990
58,389	eBay, Inc.	2,934,047
11,092	Etsy, Inc.*	1,973,378
12,120	Expedia Group, Inc.	1,604,688

		138,494,123

IT Services (5.5%):
56,489	Accenture plc, Class C	14,755,492
14,390	Akamai Technologies, Inc.*	1,510,806
38,234	Automatic Data Processing, Inc.	6,736,831
10,309	Broadridge Financial Solutions, Inc.	1,579,339
47,669	Cognizant Technology Solutions Corp., Class A	3,906,475
22,156	DXC Technology Co.	570,517
55,325	Fidelity National Information Services, Inc.	7,826,275
49,615	Fiserv, Inc.*	5,649,164
7,436	FleetCor Technologies, Inc.*	2,028,764
7,961	Gartner, Inc.*	1,275,273
26,689	Global Payments, Inc.	5,749,344
79,448	International Business Machines Corp.	10,000,914
6,693	Jack Henry & Associates, Inc.	1,084,199
11,933	Leidos Holdings, Inc.	1,254,397
78,438	MasterCard, Inc., Class A	27,997,659
28,528	Paychex, Inc.	2,658,239
104,469	PayPal Holdings, Inc.*	24,466,640
8,953	VeriSign, Inc.*	1,937,429
151,188	Visa, Inc., Class A	33,069,350
36,656	Western Union Co.	804,233

		154,861,340

Leisure Products (0.0%†):
11,277	Hasbro, Inc.	1,054,851

Life Sciences Tools & Services (1.2%):
27,283	Agilent Technologies, Inc.	3,232,763
1,919	Bio-Rad Laboratories, Inc., Class A*	1,118,662
13,018	Illumina, Inc.*	4,816,660
17,092	IQVIA Holdings, Inc.*	3,062,374
2,122	Mettler-Toledo International, Inc.*	2,418,401
9,905	PerkinElmer, Inc.	1,421,368
35,338	Thermo Fisher Scientific, Inc.	16,459,733
5,532	Waters Corp.*	1,368,727

		33,898,688

Machinery (1.6%):
48,437	Caterpillar, Inc.	8,816,504
13,243	Cummins, Inc.	3,007,485
27,941	Deere & Co.	7,517,526
12,931	Dover Corp.	1,632,539
11,938	Flowserve Corp.	439,915
30,065	Fortive Corp.	2,129,203
6,688	IDEX Corp.	1,332,250
25,681	Illinois Tool Works, Inc.	5,235,842

See accompanying notes to the financial statements.

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Machinery, continued
33,142	Ingersoll-Rand, Inc.*	$1,509,950
36,307	Otis Worldwide Corp.	2,452,538
30,954	PACCAR, Inc.	2,670,711
11,484	Parker Hannifin Corp.	3,128,356
14,832	Pentair plc	787,431
4,834	Snap-On, Inc.	827,291
14,286	Stanley Black & Decker, Inc.	2,550,908
15,782	Wabtec Corp.	1,155,242
16,029	Xylem, Inc.	1,631,592

		46,825,283

Media (1.3%):
13,009	Charter Communications, Inc., Class A*	8,606,104
407,099	Comcast Corp., Class A	21,331,988
26,302	Discovery Communications, Inc., Class C*	688,849
14,294	Discovery, Inc., Class A*^	430,106
22,086	DISH Network Corp., Class A*	714,261
30,444	Fox Corp., Class A	886,529
13,793	Fox Corp., Class B	398,342
34,776	Interpublic Group of Cos., Inc. (The)	817,932
34,858	News Corp., Class A	626,398
10,641	News Corp., Class B	189,091
19,167	Omnicom Group, Inc.	1,195,446
50,570	ViacomCBS, Inc., Class B	1,884,238

		37,769,284

Metals & Mining (0.3%):
129,539	Freeport-McMoRan, Inc.	3,370,605
71,628	Newmont Corp.	4,289,801
26,844	Nucor Corp.	1,427,832

		9,088,238

Multiline Retail (0.5%):
21,845	Dollar General Corp.	4,594,004
20,970	Dollar Tree, Inc.*	2,265,599
44,649	Target Corp.	7,881,887

		14,741,490

Multi-Utilities (0.8%):
22,041	Ameren Corp.	1,720,520
48,577	CenterPoint Energy, Inc.	1,051,206
25,391	CMS Energy Corp.	1,549,105
30,388	Consolidated Edison, Inc.	2,196,141
72,739	Dominion Energy, Inc.	5,469,973
17,258	DTE Energy Co.	2,095,294
34,168	NiSource, Inc.	783,814
45,102	Public Service Enterprise Group, Inc.	2,629,447
25,720	Sempra Energy	3,276,985
28,298	WEC Energy Group, Inc.	2,604,265

		23,376,750

Oil, Gas & Consumable Fuels (2.1%):
33,656	Apache Corp.	477,579
35,538	Cabot Oil & Gas Corp.	578,559
171,640	Chevron Corp.	14,494,998
17,503	Concho Resources, Inc.	1,021,300
95,220	ConocoPhillips	3,807,848
33,819	Devon Energy Corp.	534,678
14,085	Diamondback Energy, Inc.	681,714
52,015	EOG Resources, Inc.	2,593,988

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
376,994	Exxon Mobil Corp.	$15,539,694
24,227	Hess Corp.	1,278,943
13,531	HollyFrontier Corp.	349,776
172,569	Kinder Morgan, Inc.	2,359,018
73,038	Marathon Oil Corp.	487,163
58,013	Marathon Petroleum Corp.	2,399,418
74,725	Occidental Petroleum Corp.	1,293,490
39,623	ONEOK, Inc.	1,520,731
38,946	Phillips 66	2,723,883
14,662	Pioneer Natural Resources Co.	1,669,855
36,232	Valero Energy Corp.	2,049,644
108,205	Williams Cos., Inc.	2,169,510

		58,031,789

Personal Products (0.2%):
20,198	Estee Lauder Co., Inc. (The), Class A	5,376,506

Pharmaceuticals (3.9%):
201,482	Bristol-Myers Squibb Co.	12,497,928
14,685	Catalent, Inc.*	1,528,268
70,791	Eli Lilly & Co.	11,952,352
234,720	Johnson & Johnson	36,940,234
225,581	Merck & Co., Inc.	18,452,526
12,170	Perrigo Co. plc	544,242
495,593	Pfizer, Inc.	18,242,778
107,567	Viatris, Inc.*	2,015,806
42,375	Zoetis, Inc.	7,013,063

		109,187,197

Professional Services (0.3%):
10,846	Equifax, Inc.	2,091,543
33,230	IHS Markit, Ltd.	2,985,051
31,830	Nielsen Holdings plc	664,292
10,163	Robert Half International, Inc.	634,984
14,497	Verisk Analytics, Inc.	3,009,432

		9,385,302

Real Estate Management & Development (0.1%):
2,485,087	BGP Holdings plc*(a)	–
29,870	CBRE Group, Inc., Class A*	1,873,446

		1,873,446

Road & Rail (1.0%):
68,188	CSX Corp.	6,188,061
7,444	J.B. Hunt Transport Services, Inc.	1,017,223
8,346	Kansas City Southern	1,703,669
22,646	Norfolk Southern Corp.	5,380,916
8,578	Old Dominion Freight Line, Inc.	1,674,254
60,083	Union Pacific Corp.	12,510,482

		28,474,605

Semiconductors & Semiconductor Equipment (5.1%):
107,235	Advanced Micro Devices, Inc.*	9,834,522
32,944	Analog Devices, Inc.	4,866,817
81,429	Applied Materials, Inc.	7,027,323
36,066	Broadcom, Inc.	15,791,498
365,382	Intel Corp.	18,203,331
13,772	KLA Corp.	3,565,709
12,840	Lam Research Corp.	6,063,947
23,765	Maxim Integrated Products, Inc.	2,106,767
23,215	Microchip Technology, Inc.	3,206,224

See accompanying notes to the financial statements.

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
99,256	Micron Technology, Inc.*	$7,462,066
55,191	NVIDIA Corp.	28,820,740
10,169	Qorvo, Inc.*	1,690,800
100,841	Qualcomm, Inc.	15,362,118
14,808	Skyworks Solutions, Inc.	2,263,847
14,806	Teradyne, Inc.	1,775,091
81,845	Texas Instruments, Inc.	13,433,220
21,855	Xilinx, Inc.	3,098,383

		144,572,403

Software (8.7%):
42,772	Adobe, Inc.*	21,391,133
7,665	ANSYS, Inc.*	2,788,527
19,606	Autodesk, Inc.*	5,986,496
24,774	Cadence Design Systems, Inc.*	3,379,917
10,978	Citrix Systems, Inc.	1,428,238
12,003	Fortinet, Inc.*	1,782,806
23,427	Intuit, Inc.	8,898,746
674,102	Microsoft Corp.	149,933,767
52,772	NortonLifeLock, Inc.	1,096,602
169,126	Oracle Corp.	10,940,761
4,368	Paycom Software, Inc.*	1,975,428
81,582	salesforce.com, Inc.*	18,154,442
17,395	ServiceNow, Inc.*	9,574,730
13,608	Synopsys, Inc.*	3,527,738
3,596	Tyler Technologies, Inc.*	1,569,726

		242,429,057

Specialty Retail (2.2%):
6,050	Advance Auto Parts, Inc.	952,936
2,066	AutoZone, Inc.*	2,449,119
20,481	Best Buy Co, Inc.	2,043,799
14,605	CarMax, Inc.*	1,379,588
18,342	Gap, Inc. (The)	370,325
95,991	Home Depot, Inc. (The)	25,497,129
20,829	L Brands, Inc.	774,631
65,330	Lowe’s Cos., Inc.	10,486,118
6,460	O’Reilly Automotive, Inc.*	2,923,602
31,742	Ross Stores, Inc.*	3,898,235
9,563	Tiffany & Co.	1,257,056
107,050	TJX Cos., Inc. (The)	7,310,445
10,412	Tractor Supply Co.	1,463,719
5,023	Ulta Beauty, Inc.*	1,442,405

		62,249,107

Technology Hardware, Storage & Peripherals (7.0%):
1,424,946	Apple, Inc.	189,076,084
114,750	Hewlett Packard Enterprise Co.	1,359,788
122,308	HP, Inc.	3,007,553
19,917	NetApp, Inc.	1,319,302
20,148	Seagate Technology plc	1,252,400

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
27,127	Western Digital Corp.	$1,502,565
14,858	Xerox Holdings Corp.	344,557

		197,862,249

Textiles, Apparel & Luxury Goods (0.7%):
30,597	Hanesbrands, Inc.	446,104
111,880	Nike, Inc., Class B	15,827,663
6,339	PVH Corp.	595,169
4,443	Ralph Lauren Corp.	460,917
24,734	Tapestry, Inc.	768,733
16,810	Under Armour, Inc., Class A*	288,628
17,352	Under Armour, Inc., Class C*	258,198
28,514	VF Corp.	2,435,380

		21,080,792

Tobacco (0.6%):
165,699	Altria Group, Inc.	6,793,659
138,852	Philip Morris International, Inc.	11,495,557

		18,289,216

Trading Companies & Distributors (0.2%):
51,187	Fastenal Co.	2,499,462
6,345	United Rentals, Inc.*	1,471,469
4,019	W.W. Grainger, Inc.	1,641,118

		5,612,049

Water Utilities (0.1%):
16,162	American Water Works Co., Inc.	2,480,382

Wireless Telecommunication Services (0.3%):
52,013	T-Mobile USA, Inc.*	7,013,953

Total Common Stocks (Cost $1,153,783,321)		2,822,017,836

Short-Term Securities Held as Collateral for Securities on Loan (0.1%):
3,708,853	BlackRock Liquidity FedFund, Institutional Class, 0.38%(b)(c)	3,708,853

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $3,708,853)		3,708,853

Unaffiliated Investment Companies (0.5%):
Money Markets (0.5%):
14,257,322	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	14,257,322

Total Unaffiliated Investment Companies (Cost $14,257,322)		14,257,322

Total Investment Securities (Cost $1,171,749,496) — 100.1%(d)		2,839,984,011
Net other assets (liabilities) — (0.1)%		(2,284,978)

Net Assets — 100.0%		$2,837,699,033

Percentages indicated are based on net assets as of December 31, 2020.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $3,590,209.

+	Affiliated Securities

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2020

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2020. The total of all such securities represent 0.00% of the net assets of the fund.

b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(c)	The rate represents the effective yield at December 31, 2020.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are $0 or round to less than $1.

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/19/21	87	$16,307,280	$337,018

				$337,018

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in non-affiliates, at cost	$1,168,205,517
Investments in affiliates, at cost	3,543,979

Investments in non-affiliates, at value(a)	$2,830,858,696
Investments in affiliates, at value	9,125,315
Cash	67,163
Deposit at broker for futures contracts collateral	967,000
Interest and dividends receivable	2,004,316
Foreign currency, at value (cost $88,826)	91,809
Receivable for variation margin on futures contracts	107,010
Reclaims receivable	138,796
Receivable from Manager	6,470
Prepaid expenses	14,731

Total Assets	2,843,381,306

Liabilities:
Payable for capital shares redeemed	422,140
Payable for collateral received on loaned securities	3,708,853
Manager fees payable	441,990
Administration fees payable	183,440
Distribution fees payable	583,559
Custodian fees payable	41,903
Administrative and compliance services fees payable	10,028
Transfer agent fees payable	4,481
Trustee fees payable	36,312
Other accrued liabilities	249,567

Total Liabilities	5,682,273

Net Assets	$2,837,699,033

Net Assets Consist of:
Paid in capital	$995,790,987
Total distributable earnings	1,841,908,046

Net Assets	$2,837,699,033

Class 1
Net Assets	$86,299,964
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,203,670
Net Asset Value (offering and redemption price per share)	$20.53

Class 2
Net Assets	$2,751,399,069
Shares of beneficial interest (unlimited number of shares authorized, no par value)	135,174,234
Net Asset Value (offering and redemption price per share)	$20.35

(a)	Includes securities on loan of $3,590,209.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends from non-affiliates	$45,875,310
Dividends from affiliates	195,457
Interest	2,857
Income from securities lending	39,578
Foreign tax reclaims received	5,644

Total Investment Income	46,118,846

Expenses:
Manager fees	4,351,965
Administration fees	872,921
Distribution fees — Class 2	6,223,875
Custodian fees	125,044
Administrative and compliance services fees	43,546
Transfer agent fees	17,427
Trustee fees	145,780
Professional fees	122,955
Shareholder reports	87,335
Other expenses	533,511

Total expenses	12,524,359

Net Investment Income/(Loss)	33,594,487

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	152,888,265
Net realized gains/(losses) on affiliated transactions	937,027
Net realized gains/(losses) on futures contracts	7,896,898
Change in net unrealized appreciation/depreciation on securities and foreign currencies	220,220,194
Change in net unrealized appreciation/depreciation on affiliated transactions	1,968,437
Change in net unrealized appreciation/depreciation on futures contracts	175,154

Net realized and Change in net unrealized gains/losses on investments	384,085,975

Change in Net Assets Resulting From Operations	$417,680,462

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$33,594,487	$42,104,525
Net realized gains/(losses) on investments	161,722,190	94,141,209
Change in unrealized appreciation/depreciation on investments	222,363,785	581,207,194

Change in net assets resulting from operations	417,680,462	717,452,928

Distributions to Shareholders:
Class 1	(4,285,950)	(3,214,142)
Class 2	(130,497,086)	(118,738,444)

Change in net assets resulting from distributions to shareholders	(134,783,036)	(121,952,586)

Capital Transactions:
Class 1
Proceeds from shares issued	177,984	612,585
Proceeds from shares issued in merger	14,607,666	—
Proceeds from dividends reinvested	4,285,950	3,214,143
Value of shares redeemed	(11,356,566)	(10,818,839)

Total Class 1 Shares	7,715,034	(6,992,111)

Class 2
Proceeds from shares issued	174,055,612	43,218,601
Proceeds from shares issued in merger	60,521,801	—
Proceeds from dividends reinvested	130,497,085	118,738,443
Value of shares redeemed	(608,017,403)	(393,581,816)

Total Class 2 Shares	(242,942,905)	(231,624,772)

Change in net assets resulting from capital transactions	(235,227,871)	(238,616,883)

Change in net assets	47,669,555	356,883,459
Net Assets:
Beginning of period	2,790,029,478	2,433,146,019

End of period	$2,837,699,033	$2,790,029,478

Share Transactions:
Class 1
Shares issued	10,489	35,976
Shares issued in merger	749,180	—
Dividends reinvested	228,219	192,926
Shares redeemed	(631,480)	(633,051)

Total Class 1 Shares	356,408	(404,149)

Class 2
Shares issued	12,037,843	2,632,549
Shares issued in merger	3,134,464	—
Dividends reinvested	7,004,675	7,183,209
Shares redeemed	(36,115,663)	(22,984,390)

Total Class 2 Shares	(13,938,681)	(13,168,632)

Change in shares	(13,582,273)	(13,572,781)

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Class 1

Net Asset Value, Beginning of Period	$18.39	$14.72	$16.25	$14.15	$14.31

Investment Activities:
Net Investment Income/(Loss)	0.28 (a)	0.31 (a)	0.29 (a)	0.28	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	2.90	4.20	(0.96)	2.71	1.30

Total from Investment Activities	3.18	4.51	(0.67)	2.99	1.58

Distributions to Shareholders From:
Net Investment Income	(0.35)	(0.31)	(0.31)	(0.17)	(0.31)
Net Realized Gains	(0.69)	(0.53)	(0.55)	(0.72)	(1.43)

Total Dividends	(1.04)	(0.84)	(0.86)	(0.89)	(1.74)

Net Asset Value, End of Period	$20.53	$18.39	$14.72	$16.25	$14.15

Total Return(b)	17.82%	31.27%	(4.63)%	21.60%	11.79%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$86,300	$70,738	$62,599	$76,049	$72,604
Net Investment Income/(Loss)	1.53%	1.81%	1.74%	1.83%	1.98%
Expenses Before Reductions(c)	0.25%	0.24%	0.23%	0.23%	0.24%
Expenses Net of Reductions	0.25%	0.24%	0.23%	0.23%	0.24%
Portfolio Turnover Rate(d)	10%	3%	4%	2%	23%

Class 2

Net Asset Value, Beginning of Period	$18.24	$14.61	$16.13	$14.06	$14.23

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.26 (a)	0.25 (a)	0.24	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	2.86	4.17	(0.95)	2.70	1.29

Total from Investment Activities	3.10	4.43	(0.70)	2.94	1.53

Distributions to Shareholders From:
Net Investment Income	(0.30)	(0.27)	(0.27)	(0.15)	(0.27)
Net Realized Gains	(0.69)	(0.53)	(0.55)	(0.72)	(1.43)

Total Dividends	(0.99)	(0.80)	(0.82)	(0.87)	(1.70)

Net Asset Value, End of Period	$20.35	$18.24	$14.61	$16.13	$14.06

Total Return(b)	17.50%	30.89%	(4.84)%	21.36%	11.45%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,751,399	$2,719,291	$2,370,547	$2,788,345	$2,562,218
Net Investment Income/(Loss)	1.31%	1.56%	1.49%	1.58%	1.75%
Expenses Before Reductions(c)	0.50%	0.49%	0.48%	0.48%	0.49%
Expenses Net of Reductions	0.50%	0.49%	0.48%	0.48%	0.49%
Portfolio Turnover Rate(d)	10%	3%	4%	2%	23%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,703 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $3,708,853 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $23.3 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$337,018	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$7,896,898	$175,153

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

At December 31, 2020, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Fair Value 12/31/2020	Shares as of 12/31/2020	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$6,142,491	$2,218,760	$(2,141,400)	$937,027	$1,968,437	$9,125,315	12,647	$195,457	$—

	$6,142,491	$2,218,760	$(2,141,400)	$937,027	$1,968,437	$9,125,315	12,647	$195,457	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $13,787 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$2,822,017,836	$—	$—	#	$2,822,017,836
Short-Term Securities Held as Collateral for Securities on Loan	3,708,853	—	—		3,708,853
Unaffiliated Investment Companies	14,257,322	—	—		14,257,322

Total Investment Securities	2,839,984,011	—	—		2,839,984,011

Other Financial Instruments:*
Futures Contracts	337,018	—	—		337,018

Total Investments	$2,840,321,029	$—	$—		$2,840,321,029

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2020.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL S&P 500 Index Fund	$259,979,581	$581,001,630

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $1,206,763,488. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,677,463,117
Unrealized (depreciation)	(44,242,594)

Net unrealized appreciation/(depreciation)	$1,633,220,523

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$44,011,694	$90,771,342	$134,783,036

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$40,928,869	$81,023,717	$121,952,586

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL S&P 500 Index Fund	$37,097,316	$171,580,756	$—	$1,633,229,974	$1,841,908,046

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

18

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2020

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 65% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Acquisition of Funds

Effective as of the close of business August 21, 2020, the Fund acquired all of the net assets of the AZL Morgan Stanley Global Real Estate Fund (“MS Fund”), an open-end management investment company, pursuant to a plan of reorganization approved by the Board on June 12, 2020. While the acquisition is expected to be a taxable event for federal income tax purposes, it is not expected to be a taxable event for contract owners whose contracts values are determined by investment of shares in the MS Fund. The acquisition was accomplished by an exchange of 2,290,781 Class 1 shares and 8,716,896 Class 2 shares of the MS Fund outstanding as of close of business August 21, 2020, valued at $14,607,666 and $60,521,801, respectively, for 749,180 Class 1 shares and 3,134,464 Class 2 shares of the Fund.

The equity and cash equivalent securities of the MS Fund were the principal assets acquired by the Fund. At the close of business August 21, 2020, the MS Fund investment holdings had a fair value of $74,954,763 and identified cost of $74,951,246. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. Immediately prior to the merger, the Fund’s net assets were $2,615,270,278. All fees and expenses incurred by the MS Fund and the Fund directly in connection with the plan of reorganization were borne by the Manager.

Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:

Net investment income/(loss)	$37,535,087
Net realized/unrealized gains/(losses)	354,739,127

Change in net assets resulting from operations	$392,274,214

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MS Fund that have been included in the Fund’s statement of operations since August 22, 2020.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL S&P 500 Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $2,779,372.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $90,771,342.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

23

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

24

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned 10.71%. That compared to a 11.29% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the S&P SmallCap 600 Index (“Index“). The Index is designed to provide a comprehensive measure of small-cap stock performance.*

In the first quarter, fears of the coronavirus (COVID-19) outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Market Volatility Index2 (VIX) of near-term stock market volatility surged to its highest level since the financial crisis and the S&P 500 Index3 experienced its quickest bear market contraction on record. Economic activity fell to a standstill with Purchasing Managers’ Index4 across the globe registering at their lowest levels on record and jobless claims surged. In late March, the U.S. saw a record number of initial claims with 3.3 million people filing claims for unemployment benefits compared to a consensus estimate of 1.4 million.

In the second quarter, global governments unleashed large stimulus packages to combat the shock on the economy. The U.S. passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Federal Reserve Board (the Fed) cut the federal funds rate target to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. The Fed also announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. U.S. stocks outperformed other regions during this quarter, with a sharper recovery from the troughs of late March. This has largely been supported by the historic policy response. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August, recording all-time highs. However, valuation concerns sparked market volatility in early September, leading to a market sell-off. COVID-19 continued to take center stage over the third quarter but the easing of restrictions, coupled with a drop in the number of new cases in the U.S. and ongoing accommodative policies by the Fed, supported the U.S. market recovery over the quarter. This performance came despite spikes in volatility and a market sell-off that dampened the recovery momentum.

In the fourth quarter, U.S. markets reacted positively to the election results despite a weak start to the quarter. The victory of Joe Biden came as an indicator of more stable internal and external policies. The fear of rising COVID-19 cases in the U.S. was offset by positive vaccine news and the announcement of a $900 billion stimulus in late December, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in the year.

Most sectors within the Index posted positive returns over the year. The healthcare, consumer discretionary, and information technology sectors were the best performers, while the energy sector lagged the most. Real estate and utilities sectors also were among the lowest performers.

The Fund uses derivatives, most notably futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2020.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[4]

Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index (“S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/17/16	10.98%	7.49%	—	—	11.74%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/07	10.71%	7.20%	11.79%	11.34%	8.32%
S&P SmallCap 600 Index	5/1/07	11.29%	7.74%	12.37%	11.92%	8.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.33%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.58%

The above expense ratios are based on the current Fund prospectus dated May 1, 2020. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,353.90	$2.07	0.35%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,351.20	$3.55	0.60%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.38	$1.78	0.35%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.12	$3.05	0.60%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	17.2%

Financials	16.1

Information Technology	14.8

Consumer Discretionary	14.6

Health Care	11.8

Real Estate	7.9

Materials	5.7

Consumer Staples	3.6

Energy	3.1

Communication Services	2.5

Utilities	1.6

Total Common Stocks	98.9

Short-Term Securities Held as Collateral for Securities on Loan	3.3

Unaffiliated Investment Companies	1.0

Total Investment Securities	103.2

Net other assets (liabilities)	(3.2)

Net Assets	100.0%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (98.9%):
Aerospace & Defense (1.4%):
30,432	AAR Corp.	$1,102,247
66,368	Aerojet Rocketdyne Holdings, Inc.*	3,507,548
20,265	AeroVironment, Inc.*	1,761,029
29,043	Cubic Corp.	1,801,828
27,253	Moog, Inc., Class A	2,161,162
4,825	National Presto Industries, Inc.	426,675
17,265	Park Aerospace Corp., Class C	231,524
49,194	Triumph Group, Inc.	617,877

		11,609,890

Air Freight & Logistics (0.7%):
23,918	Atlas Air Worldwide Holdings, Inc.*	1,304,488
24,839	Echo Global Logistics, Inc.*	666,182
25,507	Forward Air Corp.	1,959,958
30,885	Hub Group, Inc., Class A*	1,760,445

		5,691,073

Airlines (0.6%):
12,137	Allegiant Travel Co.	2,296,805
42,165	Hawaiian Holdings, Inc.	746,321
46,457	SkyWest, Inc.	1,872,682

		4,915,808

Auto Components (1.4%):
106,184	American Axle & Manufacturing Holdings, Inc.*	885,575
46,460	Cooper Tire & Rubber Co.	1,881,630
15,819	Cooper-Standard Holding, Inc.*	548,445
26,548	Dorman Products, Inc.*	2,304,897
30,148	Gentherm, Inc.*	1,966,253
23,201	LCI Industries	3,008,705
17,663	Motorcar Parts of America, Inc.*	346,548
18,295	Standard Motor Products, Inc.	740,216

		11,682,269

Automobiles (0.2%):
31,087	Winnebago Industries, Inc.	1,863,355

Banks (8.5%):
17,357	Allegiance Bancshares, Inc.	592,394
64,265	Ameris Bancorp	2,446,569
40,917	Banc of California, Inc.	601,889
17,524	BancFirst Corp.	1,028,659
85,309	BankUnited, Inc.	2,967,046
32,889	Banner Corp.	1,532,299
47,594	Berkshire Hills Bancorp, Inc.	814,809
77,122	Boston Private Financial Holdings, Inc.	651,681
74,045	Brookline Bancorp, Inc.	891,502
116,405	Cadence Bancorp	1,911,370
27,013	Central Pacific Financial Corp.	513,517
14,605	City Holding Co.	1,015,778
66,412	Columbia Banking System, Inc.	2,384,191
49,539	Community Bank System, Inc.	3,086,774
26,459	Customers Bancorp, Inc.*	481,025
117,786	CVB Financial Corp.	2,296,827
29,787	Eagle Bancorp, Inc.	1,230,203
28,856	FB Financial Corp.	1,002,169
204,614	First Bancorp	1,886,541
26,073	First Bancorp/Southern Pines NC	882,050
89,269	First Commonwealth Financial Corp.	976,603
90,578	First Financial Bancorp	1,587,832
121,078	First Hawaiian, Inc.	2,855,019

Shares		Value
Common Stocks, continued
Banks, continued
107,039	First Midwest Bancorp, Inc.	$1,704,061
51,707	Great Western Bancorp, Inc.	1,080,676
29,050	Hanmi Financial Corp.	329,427
33,646	Heritage Financial Corp.	786,980
116,171	Hope BanCorp, Inc.	1,267,426
30,468	Independent Bank Corp.	2,225,383
33,884	Independent Bank Group, Inc.	2,118,428
28,689	National Bank Holdings Corp.	939,852
40,264	NBT Bancorp, Inc.	1,292,474
47,535	OFG Bancorp	881,299
152,529	Old National Bancorp	2,525,880
87,360	Pacific Premier Bancorp, Inc.	2,736,989
13,193	Park National Corp.^	1,385,397
12,721	Preferred Bank Los Angeles	642,029
51,901	Renasant Corp.	1,748,026
36,359	S & T Bancorp, Inc.	903,158
50,834	Seacoast Banking Corp of Florida*	1,497,061
43,268	ServisFirst Bancshares, Inc.	1,743,268
100,476	Simmons First National Corp., Class A	2,169,277
28,327	Southside Bancshares, Inc.	878,987
11,277	Tompkins Financial Corp.	796,156
20,591	Triumph BanCorp, Inc.*	999,693
80,036	United Community Banks, Inc.	2,276,224
45,670	Veritex Holdings, Inc.	1,171,892
24,876	Westamerica Bancorp	1,375,394

		69,112,184

Beverages (0.3%):
4,243	Coca-Cola Consolidated, Inc.	1,129,783
12,387	MGP Ingredients, Inc.	582,932
10,954	National Beverage Corp.^	929,995

		2,642,710

Biotechnology (1.2%):
57,774	Coherus Biosciences, Inc.*	1,004,112
64,899	Cytokinetics, Inc.*	1,348,601
11,024	Eagle Pharmaceuticals, Inc.*	513,388
16,410	Enanta Pharmaceuticals, Inc.*	690,861
69,020	Myriad Genetics, Inc.*	1,364,871
27,579	REGENXBIO, Inc.*	1,250,983
136,985	Spectrum Pharmaceuticals, Inc.*	467,119
49,881	Vanda Pharmaceuticals, Inc.*	655,436
53,200	Xencor, Inc.*	2,321,116

		9,616,487

Building Products (2.1%):
37,771	AAON, Inc.	2,516,682
15,685	American Woodmark Corp.*	1,472,037
24,064	Apogee Enterprises, Inc.	762,348
30,058	Gibraltar Industries, Inc.*	2,162,373
40,833	Griffon Corp.	832,177
18,137	Insteel Industries, Inc.	403,911
20,194	Patrick Industries, Inc.	1,380,260
54,164	PGT Innovations, Inc.*	1,101,696
30,679	Quanex Building Products Corp.	680,153
129,710	Resideo Technologies, Inc.*	2,757,635
56,519	UFP Industries, Inc.	3,139,629

		17,208,901

See accompanying notes to the financial statements.

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Capital Markets (1.0%):
45,146	Blucora, Inc.*	$718,273
55,021	Brightsphere Investment Group, Inc.	1,060,805
27,844	Donnelley Financial Solutions, Inc.*	472,513
13,410	Greenhill & Co., Inc.	162,797
12,730	Piper Jaffray Cos., Inc.	1,284,457
15,306	StoneX Group, Inc.*	886,217
6,557	Virtus Investment Partners, Inc.	1,422,869
57,394	Waddell & Reed Financial, Inc., Class A	1,461,825
105,448	WisdomTree Investments, Inc.	564,147

		8,033,903

Chemicals (2.9%):
26,134	AdvanSix, Inc.*	522,419
25,353	American Vanguard Corp.	393,479
29,880	Balchem Corp.	3,442,773
75,782	Ferro Corp.*	1,108,691
23,175	Futurefuel Corp.	294,323
44,170	GCP Applied Technologies, Inc.*	1,044,621
47,903	H.B. Fuller Co.	2,485,208
8,659	Hawkins, Inc.	452,952
22,833	Innospec, Inc.	2,071,638
19,940	Koppers Holdings, Inc.*	621,330
29,863	Kraton Corp.*	829,893
135,158	Livent Corp.*^	2,546,376
12,194	Quaker Chemical Corp.	3,089,837
58,924	Rayonier Advanced Materials, Inc.*	384,184
19,743	Stepan Co.	2,355,735
23,866	Tredegar Corp.	398,562
35,323	Trinseo SA	1,808,891

		23,850,912

Commercial Services & Supplies (1.6%):
61,445	ABM Industries, Inc.	2,325,079
44,852	Brady Corp., Class A	2,369,083
38,159	Deluxe Corp.	1,114,243
52,878	Interface, Inc.	555,219
29,341	Matthews International Corp., Class A	862,625
162,348	Pitney Bowes, Inc.	1,000,064
28,824	Team, Inc.*	314,182
14,063	UniFirst Corp.	2,976,995
28,744	US Ecology, Inc.	1,044,270
19,365	Viad Corp.	700,432

		13,262,192

Communications Equipment (1.1%):
44,447	ADTRAN, Inc.	656,482
19,883	Applied Optoelectronics, Inc.*^	169,204
33,227	CalAmp Corp.*	329,612
22,480	Comtech Telecommunications Corp.	465,111
27,307	Digi International, Inc.*	516,102
111,999	Extreme Networks, Inc.*	771,673
91,372	Harmonic, Inc.*	675,239
27,597	NETGEAR, Inc.*	1,121,266
35,207	Plantronics, Inc.	951,645
212,197	Viavi Solutions, Inc.*	3,177,651

		8,833,985

Construction & Engineering (0.8%):
28,029	Aegion Corp.*	532,271
44,597	Arcosa, Inc.	2,449,712

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
33,577	Comfort Systems USA, Inc.	$1,768,165
42,731	Granite Construction, Inc.	1,141,345
15,135	MYR Group, Inc.*	909,614

		6,801,107

Construction Materials (0.1%):
14,978	U.S. Concrete, Inc.*	598,671

Consumer Finance (0.9%):
28,528	Encore Capital Group, Inc.*	1,111,166
32,313	Enova International, Inc.*	800,393
46,974	EZCORP, Inc., Class A*	225,005
49,434	Green Dot Corp., Class A*	2,758,417
41,994	PRA Group, Inc.*	1,665,482
3,750	World Acceptance Corp.*^	383,325

		6,943,788

Containers & Packaging (0.1%):
32,657	Myers Industries, Inc.	678,612

Distributors (0.2%):
41,040	Core Markt Holdngs Co., Inc.	1,205,345

Diversified Consumer Services (0.2%):
13,711	American Public Education, Inc.*	417,911
62,886	Perdoceo Education Corp.*	794,251
22,891	Regis Corp.*	210,368

		1,422,530

Diversified Telecommunication Services (1.3%):
10,418	ATN International, Inc.	435,056
48,041	Cincinnati Bell, Inc.*	734,066
38,858	Cogent Communications Holdings, Inc.	2,326,428
67,426	Consolidated Communications Holdings, Inc.*	329,713
108,183	Iridium Communications, Inc.*	4,254,297
215,768	Vonage Holdings Corp.*	2,778,013

		10,857,573

Electrical Equipment (0.5%):
23,955	AZZ, Inc.	1,136,425
19,139	Encore Wire Corp.	1,159,249
8,387	Powell Industries, Inc.	247,333
19,439	Vicor Corp.*	1,792,665

		4,335,672

Electronic Equipment, Instruments & Components (3.9%):
73,925	Arlo Technologies, Inc.*	575,876
26,877	Badger Meter, Inc.	2,528,051
9,688	Bel Fuse, Inc., Class B	145,611
33,860	Benchmark Electronics, Inc.	914,559
29,889	CTS Corp.	1,026,089
31,430	Daktronics, Inc.	147,092
12,451	ePlus, Inc.*	1,095,065
34,103	Fabrinet*	2,646,051
16,429	FARO Technologies, Inc.*	1,160,380
32,402	Insight Enterprises, Inc.*	2,465,468
37,266	Itron, Inc.*	3,573,810
84,557	Knowles Corp.*	1,558,386
4,478	Mesa Labs, Inc.	1,283,574
34,422	Methode Electronics, Inc., Class A	1,317,674
17,583	MTS Systems Corp.	1,022,627
15,374	OSI Systems, Inc.*	1,433,164
10,347	PC Connection, Inc.	489,310

See accompanying notes to the financial statements.

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
26,673	Plexus Corp.*	$2,086,095
17,272	Rogers Corp.*	2,682,169
60,171	Sanmina Corp.*	1,918,853
23,919	ScanSource, Inc.*	630,983
90,719	TTM Technologies, Inc.*	1,251,469

		31,952,356

Energy Equipment & Services (1.4%):
117,308	Archrock, Inc.	1,015,887
21,529	Bristow Group, Inc.*	566,643
40,738	Core Laboratories NV	1,079,964
32,021	Dril-Quip, Inc.*	948,462
22,565	Exterran Corp.*	99,737
131,324	Helix Energy Solutions Group, Inc.*	551,561
99,263	Helmerich & Payne, Inc.	2,298,930
24,679	Matrix Service Co.*	271,963
5,729	Nabors Industries, Ltd.*^	333,600
90,049	Oceaneering International, Inc.*	715,890
58,144	Oil States International, Inc.*	291,883
170,588	Patterson-UTI Energy, Inc.	897,293
76,089	Propetro Holding Corp.*	562,298
55,760	RPC, Inc.*	175,644
17,766	SEACOR Holdings, Inc.*	736,401
69,274	U.S. Silica Holdings, Inc.*	486,303

		11,032,459

Entertainment (0.2%):
135,980	Glu Mobile, Inc.*	1,225,179
21,795	Marcus Corp.	293,797

		1,518,976

Equity Real Estate Investment Trusts (7.1%):
80,910	Acadia Realty Trust	1,148,113
51,034	Agree Realty Corp.^	3,397,843
66,308	Alexander & Baldwin, Inc.	1,139,171
46,302	American Assets Trust, Inc.	1,337,202
52,553	Armada Hoffler Properties, Inc.	589,645
157,481	Brandywine Realty Trust	1,875,599
88,406	CareTrust REIT, Inc.	1,960,845
12,102	Centerspace	854,885
44,208	Chatham Lodging Trust	477,446
20,001	Community Healthcare Trust, Inc.	942,247
111,316	CoreCivic, Inc.	729,120
184,398	DiamondRock Hospitality Co.*	1,521,284
222,904	Diversified Healthcare Trust	918,364
74,403	Easterly Government Properties, Inc.	1,685,228
67,824	Four Corners Property Trust, Inc.	2,019,120
91,877	Franklin Street Properties Corp.	401,502
115,046	GEO Group, Inc. (The)^	1,019,308
33,316	Getty Realty Corp.	917,523
82,296	Global Net Lease, Inc.	1,410,553
34,803	Hersha Hospitality Trust	274,596
88,209	Independence Realty Trust, Inc.	1,184,647
60,357	Industrial Logistics Properties Trust	1,405,715
20,451	Innovative Industrial Properties, Inc.	3,745,191
68,127	iStar, Inc.^	1,011,686
77,386	Kite Realty Group Trust	1,157,695
256,006	Lexington Realty Trust	2,718,783
36,312	LTC Properties, Inc.	1,412,900

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
80,620	Mack-Cali Realty Corp.	$1,004,525
57,204	National Storage Affiliates	2,061,060
20,573	NexPoint Residential Trust, Inc.	870,444
43,945	Office Properties Income Trust	998,430
109,286	Retail Opportunity Investments Corp.	1,463,340
197,418	Retail Properties of America, Inc., Class A	1,689,898
73,200	Rpt Realty	633,180
13,356	Safehold, Inc.^	968,176
11,755	Saul Centers, Inc.	372,398
139,443	SITE Centers Corp.	1,411,163
99,473	Summit Hotel Properties, Inc.	896,252
87,304	Tanger Factory Outlet Centers, Inc.^	869,548
214,938	Uniti Group, Inc.	2,521,223
12,037	Universal Health Realty Income Trust	773,618
27,927	Urstadt Biddle Properties, Inc., Class A	394,609
75,912	Washington Real Estate	1,641,977
37,205	Whitestone REIT	296,524
104,988	Xenia Hotels & Resorts, Inc.	1,595,818

		57,718,394

Food & Staples Retailing (0.6%):
21,465	PriceSmart, Inc.	1,955,247
33,501	SpartanNash Co.	583,252
28,669	The Andersons, Inc.	702,677
29,485	The Chefs’ Warehouse, Inc.*	757,470
52,341	United Natural Foods, Inc.*	835,886

		4,834,532

Food Products (1.3%):
59,202	B&G Foods, Inc.^	1,641,671
15,249	Calavo Growers, Inc.	1,058,738
34,933	Cal-Maine Foods, Inc.*	1,311,385
28,195	Fresh Del Monte Produce, Inc.	678,654
13,895	J & J Snack Foods Corp.	2,158,866
8,376	John B Sanfilippo And Son, Inc.	660,531
6,187	Seneca Foods Corp., Class A*	246,861
77,950	Simply Good Foods Co. (The)*	2,444,513

		10,201,219

Gas Utilities (0.6%):
16,290	Chesapeake Utilities Corp.	1,762,741
28,241	Northwest Natural Holding Co.	1,298,804
93,073	South Jersey Industries, Inc.	2,005,723

		5,067,268

Health Care Equipment & Supplies (2.9%):
35,694	AngioDynamics, Inc.*	547,189
13,435	Anika Therapeutics, Inc.*	608,068
36,999	Cardiovascular Systems, Inc.*	1,619,076
26,403	CONMED Corp.	2,957,136
36,119	CryoLife, Inc.*	852,770
16,642	Cutera, Inc.*	401,239
41,485	Glaukos Corp.*	3,122,161
8,137	Heska Corp.*	1,185,154
17,167	Inogen, Inc.*	767,022
30,334	Integer Holdings Corp.*	2,462,817
32,157	Invacare Corp.	287,805
62,422	Lantheus Holdings, Inc.*	842,073
15,540	LeMaitre Vascular, Inc.	629,370
39,942	Meridian Bioscience, Inc.*	746,516

See accompanying notes to the financial statements.

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
45,093	Merit Medical Systems, Inc.*	$2,503,112
31,519	Natus Medical, Inc.*	631,641
67,275	OraSure Technologies, Inc.*	712,106
17,683	Orthofix Medical, Inc.*	760,015
12,986	Surmodics, Inc.*	565,151
18,166	Tactile Systems Technology, Inc.*	816,380
36,797	Varex Imaging Corp.*	613,774
17,866	Zynex, Inc.*^	240,476

		23,871,051

Health Care Providers & Services (4.0%):
13,805	Addus HomeCare Corp.*	1,616,427
43,398	AMN Healthcare Services, Inc.*	2,961,914
31,565	BioTelemetry, Inc.*	2,275,205
102,044	Community Health Systems, Inc.*	758,187
8,532	CorVel Corp.*	904,392
91,446	Covetrus, Inc.*	2,628,158
32,892	Cross Country Healthcare, Inc.*	291,752
47,103	Ensign Group, Inc. (The)	3,434,751
12,184	Fulgent Genetics, Inc.*^	634,786
35,845	Hanger, Inc.*	788,232
20,818	Magellan Health, Inc.*	1,724,563
78,863	MEDNAX, Inc.*	1,935,298
67,751	Owens & Minor, Inc.	1,832,665
11,329	Providence Service Corp.*	1,570,539
107,586	R1 RCM, Inc.*	2,584,216
39,958	RadNet, Inc.*	781,978
99,441	Select Medical Holdings Corp.*	2,750,538
23,322	The Pennant Group, Inc.*	1,354,075
35,180	Tivity Health, Inc.*	689,176
11,841	U.S. Physical Therapy, Inc.	1,423,880

		32,940,732

Health Care Technology (1.7%):
145,636	Allscripts Healthcare Solutions, Inc.*	2,102,984
11,912	Computer Programs & Systems, Inc.	319,718
22,695	HealthStream, Inc.*	495,659
81,767	HMS Holdings Corp.*	3,004,937
51,885	NextGen Healthcare, Inc.*	946,382
39,017	Omnicell, Inc.*	4,682,821
13,890	Simulations Plus, Inc.	998,969
20,268	Tabula Rasa Healthcare, Inc.*^	868,281

		13,419,751

Hotels, Restaurants & Leisure (1.7%):
20,996	BJ’s Restaurants, Inc.	808,136
73,387	Bloomin’ Brands, Inc.	1,425,176
41,812	Brinker International, Inc.	2,365,305
38,700	Cheesecake Factory, Inc. (The)^	1,434,222
18,616	Chuy’s Holdings, Inc.*	493,138
43,543	Dave & Buster’s Entertainment, Inc.^	1,307,161
15,377	Dine Brands Global, Inc.	891,866
17,611	El Pollo Loco Holdings, Inc.*	318,759
16,170	Fiesta Restaurant Group, Inc.*	184,338
11,830	Monarch Casino & Resort, Inc.*	724,233
14,752	Red Robin Gourmet Burgers*	283,681
30,111	Ruth’s Hospitality Group, Inc.	533,868
32,871	Shake Shack, Inc., Class A*	2,786,802

		13,556,685

Shares		Value
Common Stocks, continued
Household Durables (2.4%):
7,868	Cavco Industries, Inc.*	$1,380,441
26,413	Century Communities, Inc.*	1,156,361
20,166	Ethan Allen Interiors, Inc.	407,555
20,939	Installed Building Products, Inc.*	2,134,312
25,969	iRobot Corp.*^	2,085,051
42,111	La-Z-Boy, Inc.	1,677,702
20,442	LGI Homes, Inc.*	2,163,786
26,429	M/I Homes, Inc.*	1,170,540
46,994	MDC Holdings, Inc.	2,283,908
34,791	Meritage Homes Corp.*	2,881,391
45,222	Tupperware Brands Corp.*	1,464,741
12,850	Universal Electronics, Inc.*	674,111

		19,479,899

Household Products (0.6%):
9,343	Central Garden & Pet Co.*	360,733
35,257	Central Garden & Pet Co., Class A*	1,280,887
12,627	WD-40 Co.	3,354,741

		4,996,361

Industrial Conglomerates (0.1%):
32,833	Raven Industries, Inc.	1,086,444

Insurance (2.8%):
42,229	AMBAC Financial Group, Inc.*	649,482
85,103	American Equity Investment Life Holding Co.	2,353,949
18,743	Amerisafe, Inc.	1,076,410
50,427	Assured Guaranty, Ltd.	1,587,946
23,959	eHealth, Inc.*	1,691,745
28,038	Employers Holdings, Inc.	902,543
11,676	Fidelity National Financial, Inc.	456,415
6,072	HCI Group, Inc.	317,566
39,313	Horace Mann Educators Corp.	1,652,719
28,380	James River Group Holdings	1,394,877
20,081	Palomar Holdings, Inc.*	1,783,996
51,112	ProAssurance Corp.	909,282
13,579	Safety Insurance Group, Inc.	1,057,804
24,844	Stewart Information Services Corp.	1,201,456
78,927	Third Point Reinsurance, Ltd.*	751,385
30,244	Trupanion, Inc.*	3,620,510
21,369	United Fire Group, Inc.	536,362
21,377	United Insurance Holdings Co.	122,276
27,683	Universal Insurance Holdings, Inc.	418,290

		22,485,013

Interactive Media & Services (0.1%):
45,494	QuinStreet, Inc.*	975,391

Internet & Direct Marketing Retail (0.7%):
24,384	Liquidity Services, Inc.*	387,949
18,306	PetMed Express, Inc.^	586,890
20,299	Shutterstock, Inc.	1,455,438
16,825	Stamps.com, Inc.*	3,300,898

		5,731,175

IT Services (2.2%):
32,540	Cardtronics plc*	1,148,662
30,091	CSG Systems International, Inc.	1,356,201
54,909	Evertec, Inc.	2,159,022
31,244	Exlservice Holdings, Inc.*	2,659,802
25,103	ManTech International Corp., Class A	2,232,661

See accompanying notes to the financial statements.

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
IT Services, continued
61,352	NIC, Inc.	$1,584,722
30,551	Perficient, Inc.*	1,455,755
36,348	Sykes Enterprises, Inc.*	1,369,229
16,657	TTEC Holdings, Inc.	1,214,795
57,685	Unisys Corp.*	1,135,241
26,114	Virtusa Corp.*	1,335,209

		17,651,299

Leisure Products (1.1%):
86,831	Callaway Golf Co.	2,084,812
15,979	Sturm, Ruger & Co., Inc.	1,039,754
53,391	Vista Outdoor, Inc.*	1,268,570
69,057	YETI Holdings, Inc.*	4,728,333

		9,121,469

Life Sciences Tools & Services (0.8%):
39,387	Luminex Corp.	910,627
102,378	Neogenomics, Inc.*	5,512,032

		6,422,659

Machinery (6.1%):
9,195	Alamo Group, Inc.	1,268,450
28,441	Albany International Corp., Class A	2,088,138
20,681	Astec Industries, Inc.	1,197,016
43,176	Barnes Group, Inc.	2,188,591
32,592	Chart Industries, Inc.*	3,839,013
18,799	CIRCOR International, Inc.*	722,634
13,849	DMC Global, Inc.	598,969
54,804	Enerpac Tool Group Corp.	1,239,118
18,967	EnPro Industries, Inc.	1,432,388
24,099	ESCO Technologies, Inc.	2,487,499
55,847	Federal Signal Corp.	1,852,445
35,504	Franklin Electric Co., Inc.	2,457,232
72,504	Harsco Corp.*	1,303,622
69,034	Hillenbrand, Inc.	2,747,553
29,297	John Bean Technologies Corp.	3,336,049
9,946	Lindsay Corp.	1,277,663
15,667	Lydall, Inc.*	470,480
66,769	Meritor, Inc.*	1,863,523
52,493	Mueller Industries, Inc.	1,843,029
24,698	Proto Labs, Inc.*	3,788,674
41,385	SPX Corp.*	2,257,138
39,020	SPX FLOW, Inc.*	2,261,599
11,754	Standex International Corp.	911,170
16,960	Tennant Co.	1,190,083
30,599	The Greenbrier Cos., Inc.	1,113,192
45,693	Titan International, Inc.	222,068
49,666	Wabash National Corp.	855,745
25,463	Watts Water Technologies, Inc., Class A	3,098,847

		49,911,928

Marine (0.3%):
39,768	Matson, Inc.	2,265,583

Media (0.6%):
27,943	AMC Networks, Inc., Class A*^	999,521
51,788	E.W. Scripps Co. (The), Class A	791,839
122,964	Gannett Co, Inc.*	413,159
37,699	Meredith Corp.	723,821
27,241	Scholastic Corp.	681,025

Shares		Value
Common Stocks, continued
Media, continued
21,594	TechTarget, Inc.*	$1,276,421

		4,885,786

Metals & Mining (2.0%):
116,969	Allegheny Technologies, Inc.*	1,961,570
89,652	Arconic Corp.*	2,671,630
44,103	Carpenter Technology Corp.	1,284,279
46,669	Century Aluminum Co.*	514,759
368,523	Cleveland-Cliffs, Inc.^	5,365,694
11,482	Haynes International, Inc.	273,731
14,422	Kaiser Aluminum Corp.	1,426,336
18,723	Materion Corp.	1,193,030
8,238	Olympic Steel, Inc.	109,813
76,426	SunCoke Energy, Inc.	332,453
35,974	TimkenSteel Corp.*	167,999
46,626	Warrior Met Coal, Inc.	994,066

		16,295,360

Mortgage Real Estate Investment Trusts (1.0%):
118,671	Apollo Commercial Real Estate Finance, Inc.	1,325,555
59,968	Armour Residential REIT, Inc.	647,055
84,829	Capstead Mortgage Corp.	492,856
51,868	Granite Point Mortgage Trust, Inc.	518,161
170,049	Invesco Mortgage Capital, Inc.^	574,766
25,102	KKR Real Estate Finance Trust, Inc.	449,828
346,597	New York Mortgage Trust, Inc.	1,278,943
91,225	Pennymac Mortgage Investment Trust	1,604,647
38,118	Ready Capital Corp.	474,569
102,020	Redwood Trust, Inc.	895,736

		8,262,116

Multiline Retail (0.6%):
32,715	Big Lots, Inc.	1,404,455
286,465	Macy’s, Inc.^	3,222,731

		4,627,186

Multi-Utilities (0.3%):
63,593	Avista Corp.	2,552,623

Oil, Gas & Consumable Fuels (1.7%):
17,070	Bonanza Creek Energy, Inc.*	329,963
37,349	Callon Petroleum Co.*^	491,513
24,208	CONSOL Energy, Inc.*	174,540
30,774	Dorian LPG, Ltd.*	375,135
31,508	Green Plains, Inc.*	414,960
8,241	Laredo Petroleum, Inc.*	162,348
100,507	Matador Resources Co.*	1,212,114
37,632	PAR Pacific Holdings, Inc.*	526,095
90,439	PBF Energy, Inc., Class A	642,117
91,579	PDC Energy, Inc.*	1,880,117
14,566	Penn Virginia Corp.*	147,845
226,431	QEP Resources, Inc.	541,170
235,616	Range Resources Corp.*	1,578,627
36,288	Renewable Energy Group, Inc.*	2,569,917
4,995	REX American Resources Corp.*	366,983
100,515	SM Energy Co.	615,152
594,827	Southwestern Energy Co.*	1,772,584
22,205	Talos Energy, Inc.*	182,969

		13,984,149

See accompanying notes to the financial statements.

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Paper & Forest Products (0.7%):
36,052	Boise Cascade Co.	$1,723,285
15,462	Clearwater Paper Corp.*	583,691
41,119	Glatfelter Corp.	673,529
36,931	Mercer International, Inc.	378,543
15,355	Neenah, Inc.	849,439
28,645	Schweitzer-Mauduit International, Inc.	1,151,815

		5,360,302

Personal Products (0.5%):
16,221	Inter Parfums, Inc.	981,208
10,871	Medifast, Inc.	2,134,412
10,969	Usana Health Sciences, Inc.*	845,710

		3,961,330

Pharmaceuticals (1.2%):
33,900	Amphastar Pharmaceuticals, Inc.*	681,729
9,121	ANI Pharmaceuticals, Inc.*	264,874
96,424	Corcept Therapeutics, Inc.*	2,522,453
210,753	Endo International plc*	1,513,207
57,859	Innoviva, Inc.*	716,873
32,243	Lannett Co., Inc.*	210,224
40,154	Pacira BioSciences, Inc.*	2,402,815
19,074	Phibro Animal Health Corp., Class A	370,417
48,245	Supernus Pharmaceuticals, Inc.*	1,213,844

		9,896,436

Professional Services (1.1%):
47,637	Exponent, Inc.	4,288,759
10,182	Forrester Research, Inc.*	426,626
18,217	Heidrick & Struggles International, Inc.	535,215
31,006	Kelly Services, Inc., Class A	637,793
50,101	Korn Ferry	2,179,394
28,171	Resources Connection, Inc.	354,109
33,250	Trueblue, Inc.*	621,443

		9,043,339

Real Estate Management & Development (0.8%):
96,789	Essential Properties Realty Trust, Inc.	2,051,928
22,588	Marcus & Millichap, Inc.*	840,951
17,371	RE/MAX Holdings, Inc., Class A	631,088
106,234	Realogy Holdings Corp.*	1,393,790
28,574	The St Joe Co.	1,212,966

		6,130,723

Road & Rail (0.9%):
23,692	ArcBest Corp.	1,010,938
45,073	Heartland Express, Inc.	815,821
54,743	Marten Transport, Ltd.	943,222
24,148	Saia, Inc.*	4,365,958

		7,135,939

Semiconductors & Semiconductor Equipment (4.2%):
35,357	Advanced Energy Industries, Inc.*	3,428,568
31,368	Axcelis Technologies, Inc.*	913,436
68,234	Brooks Automation, Inc.	4,629,678
20,705	CEVA, Inc.*	942,078
38,678	Cohu, Inc.	1,476,726
38,982	Diodes, Inc.*	2,748,231
19,708	DSP Group, Inc.*	326,956
71,467	FormFactor, Inc.*	3,074,510
21,657	Ichor Holdings, Ltd.*	652,850

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
57,184	Kulicke & Soffa Industries, Inc.	$1,819,023
62,356	MaxLinear, Inc., Class A*	2,381,376
44,999	Onto Innovation, Inc.*	2,139,702
27,353	PDF Solutions, Inc.*	590,825
59,709	Photronics, Inc.*	666,352
55,267	Power Integrations, Inc.	4,524,157
104,814	Rambus, Inc.*	1,830,052
13,045	SMART Global Holdings, Inc.*	490,883
36,984	Ultra Clean Holdings, Inc.*	1,152,052
45,095	Veeco Instruments, Inc.*	782,849

		34,570,304

Software (3.1%):
98,096	8x8, Inc.*	3,381,369
18,907	Agilysys, Inc.*	725,651
41,239	Alarm.com Holding, Inc.*	4,266,174
36,136	Bottomline Technologies, Inc.*	1,905,813
22,043	Ebix, Inc.	836,973
57,424	LivePerson, Inc.*	3,573,495
6,696	MicroStrategy, Inc., Class A*	2,601,731
31,912	OneSpan, Inc.*	659,940
41,474	Progress Software Corp.	1,874,210
32,662	Sps Commerce, Inc.*	3,546,767
97,568	Xperi Holding Corp.	2,039,171

		25,411,294

Specialty Retail (3.7%):
31,490	Aaron’s Co., Inc. (The)*	597,050
56,892	Abercrombie & Fitch Co., Class A	1,158,321
5,761	America’s Car Mart, Inc.*	632,788
17,774	Asbury Automotive Group, Inc.*	2,590,384
28,130	Barnes & Noble Education, Inc.*	130,805
116,352	Bed Bath & Beyond, Inc.^	2,066,412
26,559	Boot Barn Holdings, Inc.*	1,151,598
35,567	Caleres, Inc.	556,624
18,565	Cato Corp., Class A	178,038
112,898	Chico’s FAS, Inc.	179,508
17,913	Conn’s, Inc.*	209,403
56,060	Designer Brands, Inc., Class A	428,859
49,701	GameStop Corp., Class A*^	936,367
13,504	Genesco, Inc.*	406,335
15,850	Group 1 Automotive, Inc.	2,078,569
35,123	Guess?, Inc.	794,482
15,739	Haverty Furniture Cos., Inc.	435,498
15,395	Hibbett Sports, Inc.*	710,941
26,884	Lumber Liquidators Holdings, Inc.*	826,414
20,467	MarineMax, Inc.*	716,959
69,024	Michaels Cos., Inc. (The)*^	898,002
30,574	Monro, Inc.	1,629,594
48,168	ODP Corp. (The)*	1,411,322
44,717	Rent-A-Center, Inc.	1,712,214
103,555	Sally Beauty Holdings, Inc.*	1,350,357
8,137	Shoe Carnival, Inc.	318,808
47,982	Signet Jewelers, Ltd.	1,308,469
25,614	Sleep Number Corp.*	2,096,763
22,271	Sonic Automotive, Inc., Class A	858,992
26,025	The Buckle, Inc.^	759,930
13,758	The Children’s Place, Inc.*^	689,276

See accompanying notes to the financial statements.

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks, continued
Specialty Retail, continued
19,530	Zumiez, Inc.*	$718,313

		30,537,395

Technology Hardware, Storage & Peripherals (0.2%):
113,966	3D Systems Corp.*^	1,194,363
72,530	Diebold Nixdorf, Inc.*	773,170

		1,967,533

Textiles, Apparel & Luxury Goods (2.4%):
139,078	Capri Holdings, Ltd.*	5,841,276
62,289	Crocs, Inc.*	3,903,028
43,582	Fossil Group, Inc.*	377,856
40,606	G-III Apparel Group, Ltd.*	963,986
43,229	Kontoor Brands, Inc.	1,753,368
15,443	Movado Group, Inc.*	256,663
15,816	Oxford Industries, Inc.	1,036,106
71,558	Steven Madden, Ltd.	2,527,429
14,271	Unifi, Inc.*	253,168
20,935	Vera Bradley, Inc.*	166,643
75,833	Wolverine World Wide, Inc.	2,369,781

		19,449,304

Thrifts & Mortgage Finance (2.1%):
47,485	Axos Financial, Inc.*	1,782,112
118,363	Capitol Federal Financial, Inc.	1,479,538
25,984	Dime Community Bancshares, Inc.	409,768
43,717	Flagstar Bancorp, Inc.	1,781,905
20,084	HomeStreet, Inc.	677,835
30,937	Meta Financial Group, Inc.	1,131,057
66,273	Mr Cooper Group, Inc.*	2,056,451
78,789	NMI Holdings, Inc., Class A*	1,784,571
42,076	Northfield Bancorp, Inc.	518,797
119,451	Northwest Bancshares, Inc.	1,521,806
67,019	Provident Financial Services, Inc.	1,203,661
88,888	TrustCo Bank Corp NY	592,883
26,854	Wawlker & Dunlop, Inc.	2,471,104

		17,411,488

Tobacco (0.3%):
22,492	Universal Corp.	1,093,336
116,591	Vector Group, Ltd.	1,358,285

		2,451,621

Contracts, Shares, Notional Amount or Principal Amount		Value
Common Stocks, continued
Trading Companies & Distributors (0.9%):
35,872	Applied Industrial Technologies, Inc.	$2,797,657
15,591	DXP Enterprises, Inc.*	346,588
20,570	Foundation Building Materials, Inc.*	395,150
39,199	GMS, Inc.*	1,194,786
26,037	Kaman Corp., Class A	1,487,494
102,911	NOW, Inc.*	738,901
11,879	Veritiv Corp.*	246,964

		7,207,540

Water Utilities (0.6%):
34,156	American States Water Co.	2,715,744
46,048	California Water Service Group	2,487,973

		5,203,717

Wireless Telecommunication Services (0.3%):
46,068	Shenandoah Telecommunications Co.	1,992,441
16,538	Spok Holdings, Inc.	184,068

		2,176,509

Total Common Stocks (Cost $577,067,385)		805,929,605

Short-Term Securities Held as Collateral for Securities on Loan (3.3%):
27,174,374	BlackRock Liquidity FedFund, Institutional Class , 0.38%(a)(b)	27,174,374

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $27,174,374)		27,174,374

Unaffiliated Investment Companies (1.0%):
Money Markets (1.0%):
7,853,457	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	7,853,457

Total Unaffiliated Investment Companies (Cost $7,853,457)		7,853,457

Total Investment Securities (Cost $612,095,216) — 103.2%(c)		840,957,436
Net other assets (liabilities) — (3.2)%		(26,438,888)

Net Assets — 100.0%		$814,518,548

Percentages indicated are based on net assets as of December 31, 2020.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $26,198,751.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.

(b)	The rate represents the effective yield at December 31, 2020.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2020

Futures Contracts

At December 31, 2020, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Russell 2000 Mini Index March Future (U.S. Dollar)	3/19/21	90	$8,886,600	$(93,188)

				$(93,188)

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$612,095,216

Investment securities, at value(a)	$840,957,436
Deposit at broker for futures contracts collateral	570,600
Interest and dividends receivable	878,196
Prepaid expenses	4,061

Total Assets	842,410,293

Liabilities:
Payable for capital shares redeemed	207,446
Payable for collateral received on loaned securities	27,174,374
Payable for variation margin on futures contracts	8,660
Manager fees payable	178,407
Administration fees payable	54,561
Distribution fees payable	162,629
Custodian fees payable	11,649
Administrative and compliance services fees payable	2,755
Transfer agent fees payable	2,641
Trustee fees payable	9,976
Other accrued liabilities	78,647

Total Liabilities	27,891,745

Net Assets	$814,518,548

Net Assets Consist of:
Paid in capital	$577,758,053
Total distributable earnings	236,760,495

Net Assets	$814,518,548

Class 1
Net Assets	$42,847,691
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,390,841
Net Asset Value (offering and redemption price per share)	$9.76

Class 2
Net Assets	$771,670,857
Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,177,498
Net Asset Value (offering and redemption price per share)	$13.74

(a)	Includes securities on loan of $26,198,751.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$9,912,631
Interest	1,225
Income from securities lending	364,242
Foreign withholding tax	(15,629)

Total Investment Income	10,262,469

Expenses:
Manager fees	1,833,199
Administration fees	260,685
Distribution fees — Class 2	1,673,770
Custodian fees	37,816
Administrative and compliance services fees	12,659
Transfer agent fees	12,301
Trustee fees	41,792
Professional fees	34,319
Shareholder reports	37,462
Other expenses	154,157

Total expenses	4,098,160

Net Investment Income/(Loss)	6,164,309

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	1,463,780
Net realized gains/(losses) on futures contracts	5,040,417
Change in net unrealized appreciation/depreciation on securities	62,668,244
Change in net unrealized appreciation/depreciation on futures contracts	(98,276)

Net realized and Change in net unrealized gains/losses on investments	69,074,165

Change in Net Assets Resulting From Operations	$75,238,474

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$6,164,309	$8,022,162
Net realized gains/(losses) on investments	6,504,197	37,815,671
Change in unrealized appreciation/depreciation on investments	62,569,968	116,937,869

Change in net assets resulting from operations	75,238,474	162,775,702

Distributions to Shareholders:
Class 1	(3,190,100)	(6,106,200)
Class 2	(41,852,417)	(81,746,245)

Change in net assets resulting from distributions to shareholders	(45,042,517)	(87,852,445)

Capital Transactions:
Class 1
Proceeds from shares issued	187,289	281,407
Proceeds from dividends reinvested	3,190,100	6,106,200
Value of shares redeemed	(4,909,090)	(6,263,508)

Total Class 1 Shares	(1,531,701)	124,099

Class 2
Proceeds from shares issued	80,434,284	10,475,140
Proceeds from dividends reinvested	41,852,417	81,746,245
Value of shares redeemed	(184,050,997)	(74,193,135)

Total Class 2 Shares	(61,764,296)	18,028,250

Change in net assets resulting from capital transactions	(63,295,997)	18,152,349

Change in net assets	(33,100,040)	93,075,606
Net Assets:
Beginning of period	847,618,588	754,542,982

End of period	$814,518,548	$847,618,588

Share Transactions:
Class 1
Shares issued	26,260	26,661
Dividends reinvested	397,768	705,919
Shares redeemed	(602,581)	(623,565)

Total Class 1 Shares	(178,553)	109,015

Class 2
Shares issued	8,597,337	787,490
Dividends reinvested	3,707,035	6,886,794
Shares redeemed	(16,856,826)	(5,537,516)

Total Class 2 Shares	(4,552,454)	2,136,768

Change in shares	(4,731,007)	2,245,783

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^

Class 1

Net Asset Value, Beginning of Period	$9.65	$9.26	$11.68	$11.38	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.12 (a)	0.16	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.80	1.78	(0.93)	1.24	1.32

Total from Investment Activities	0.89	1.90	(0.77)	1.40	1.38

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.17)	(0.18)	(0.08)	—
Net Realized Gains	(0.61)	(1.34)	(1.47)	(1.02)	—

Total Dividends	(0.78)	(1.51)	(1.65)	(1.10)	—

Net Asset Value, End of Period	$9.76	$9.65	$9.26	$11.68	$11.38

Total Return(b)	10.98%	22.42%	(8.59)%	12.94%	13.80	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$42,848	$44,098	$41,285	$53,319	$54,672
Net Investment Income/(Loss)(d)	1.11%	1.21%	1.17%	1.21%	1.46%
Expenses Before Reductions(d)(e)	0.34%	0.33%	0.33%	0.32%	0.32%
Expenses Net of Reductions(d)	0.34%	0.33%	0.33%	0.32%	0.32%
Portfolio Turnover Rate(f)	21%	14%	19%	16%	86	%(g)

Class 2

Net Asset Value, Beginning of Period	$13.23	$12.17	$14.88	$14.23	$13.49

Investment Activities:
Net Investment Income/(Loss)	0.10 (a)	0.13 (a)	0.15	0.15	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.15	2.40	(1.25)	1.59	3.06

Total from Investment Activities	1.25	2.53	(1.10)	1.74	3.13

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.14)	(0.07)	(0.16)
Net Realized Gains	(0.61)	(1.34)	(1.47)	(1.02)	(2.23)

Total Dividends	(0.74)	(1.47)	(1.61)	(1.09)	(2.39)

Net Asset Value, End of Period	$13.74	$13.23	$12.17	$14.88	$14.23

Total Return(b)	10.71%	22.19%	(8.93)%	12.75%	25.71%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$771,671	$803,521	$713,258	$869,770	$909,979
Net Investment Income/(Loss)	0.86%	0.96%	0.93%	0.96%	1.19%
Expenses Before Reductions(e)	0.59%	0.58%	0.58%	0.57%	0.58%
Expenses Net of Reductions	0.59%	0.58%	0.58%	0.57%	0.58%
Portfolio Turnover Rate(f)	21%	14%	19%	16%	86	%(g)

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(g)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2020

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $33,823 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $27,174,374 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2020, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2020, the monthly average notional amount for long contracts was $8.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$93,188

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2020

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$5,040,417	$(98,276)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Small Cap Stock Index Fund Class 1	0.26%	0.46%

AZL Small Cap Stock Index Fund Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2020, there were no voluntary waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $3,840 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2020

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$805,929,605	$—	$—	$805,929,605
Short-Term Securities Held as Collateral for Securities on Loan	27,174,374	—	—	27,174,374
Unaffiliated Investment Companies	7,853,457	—	—	7,853,457

Total Investment Securities	840,957,436	—	—	840,957,436

Other Financial Instruments:*
Futures Contracts	(93,188)	—	—	(93,188)

Total Investments	$840,864,248	$—	$—	$840,864,248

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Small Cap Stock Index Fund	$147,482,373	$235,456,957

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not

18

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2020

specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $632,998,729. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$262,695,970
Unrealized (depreciation)	(54,737,263)

Net unrealized appreciation/(depreciation)	$207,958,707

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$10,984,719	$34,057,798	$45,042,517

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$9,043,377	$78,809,068	$87,852,445

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Small Cap Stock Index Fund	$10,815,990	$17,985,798	$—	$207,958,707	$236,760,495

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of AZL Small Cap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Small Cap Stock Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 59.56% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $2,853,941.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $34,057,798.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

23

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

24

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present)

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1220 2/21

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2020

Management Discussion and Analysis

Expense Examples and Portfolio Composition
Page 3

Schedule of Portfolio Investments
Page 4

Statement of Assets and Liabilities
Page 10

Statement of Operations
Page 10

Statements of Changes in Net Assets
Page 11

Financial Highlights
Page 12

Notes to the Financial Statements
Page 13

Report of Independent Registered Public Accounting Firm
Page 20

Other Federal Income Tax Information
Page 21

Other Information
Page 22

Approval of Investment Advisory and Subadvisory Agreements
Page 23

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2020?

For the year ended December 31, 2020, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned 17.48%. That compared to a 18.40%, 7.51% and 15.37% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

U.S. stocks rose in 2020, despite the coronavirus (COVID-19) pandemic and related economic dislocations. Equities declined sharply at the beginning of the year as the COVID-19 spread quickly in the U.S., prompting government officials to close schools, non-essential businesses, and public facilities. Stocks rebounded during the second quarter, driven by massive stimulus efforts by the Federal Reserve Board and federal government, as well as slowing global coronavirus infection rates.

The rebound continued during much of the third quarter, as a faster-than-expected rebound in the economy coupled with reports of progress in developing several possible coronavirus vaccines and treatments boosted stocks. During the final months of the year, stocks benefited from reduced political uncertainty as Vice President Joe Biden defeated incumbent President Donald Trump in the November 3 presidential election. Stocks also received a major boost following positive announcements in the development and eventual distribution of approved coronavirus vaccines.

The equity portion of the Fund strongly outperformed the S&P 500 Index while its fixed income holdings posted a positive return during the one-year period, slightly outperforming the Bloomberg Barclays U.S. Aggregate Index. Within equities, stock selection in healthcare and financials contributed the most to relative performance. These benefits were partly offset by stock selection in the information technology sector, which detracted from relative results.*

The Fund’s above-benchmark exposure to bank loans and high-yield bonds weighed on relative performance in early 2020 but helped relative results during the second half of the year.*

Overall, the Fund’s exposure to equities increased compared to the beginning of the period, as the Fund added to stocks in the financials and utilities sectors.*

The Fund’s overall weighting in fixed income modestly decreased during the year, as the subadviser reduced exposure to investment-grade corporates and high-yield bonds. The cash position slightly increased compared to the beginning of the period because of these shifts.*

The Fund maintained exposure to covered call options—a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy did not have a significant impact to the Fund’s return.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2020.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2020

	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	17.48%	13.62%	12.72%	11.57%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	5.34%	4.44%	3.84%
Moderate Composite Index	15.37%	11.25%	11.23%	10.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated May 1, 2020. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses, to 1.20% through April 30, 2022. Additional information pertaining to the December 31, 2020 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.02%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,179.00	$5.59	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 - 12/31/20*	Annualized Expense Ratio During Period 7/1/20 - 12/31/20

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.01	$5.18	1.02%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	67.4%

Corporate Bonds	15.3

Unaffiliated Investment Companies	10.9

Bank Loans	5.1

Preferred Stocks	1.6

Convertible Preferred Stocks	0.6

Short-Term Securities Held as Collateral for Securities on Loan	0.6

Asset Backed Securities	0.3

Yankee Debt Obligations	0.2

Total Investment Securities	102.0

Net other assets (liabilities)	(2.0)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

Shares		Value
Common Stocks (67.4%):
Aerospace & Defense (0.4%):
13,071	Teledyne Technologies, Inc.*	$5,123,571

Banks (5.7%):
965,687	Bank of America Corp.	29,269,973
125,589	Huntington Bancshares, Inc.	1,586,189
305,239	PNC Financial Services Group, Inc. (The)	45,480,611

		76,336,773

Beverages (1.6%):
659,719	Keurig Dr Pepper, Inc.	21,111,008

Capital Markets (1.5%):
39,784	CME Group, Inc.	7,242,677
112,954	Intercontinental Exchange, Inc.	13,022,467

		20,265,144

Commercial Services & Supplies (0.6%):
78,641	Waste Connections, Inc.	8,066,207

Electric Utilities (4.1%):
467,596	American Electric Power Co., Inc.	38,936,719
388,051	Exelon Corp.	16,383,513

		55,320,232

Electronic Equipment, Instruments & Components (1.4%):
157,623	TE Connectivity, Ltd.	19,083,417

Health Care Equipment & Supplies (3.3%):
18,200	Becton Dickinson & Co.	4,554,004
118,246	Boston Scientific Corp.*	4,250,944
105,162	Danaher Corp.	23,360,687
358,435	Envista Holdings Corp.*	12,090,012

		44,255,647

Health Care Providers & Services (4.7%):
85,478	Humana, Inc.	35,069,059
78,967	UnitedHealth Group, Inc.	27,692,148

		62,761,207

Hotels, Restaurants & Leisure (3.6%):
86,980	Hilton Worldwide Holdings, Inc.	9,677,395
93,386	Marriott International, Inc., Class A	12,319,481
246,144	Yum! Brands, Inc.	26,721,392

		48,718,268

Industrial Conglomerates (4.4%):
4,395,432	General Electric Co.	47,470,666
26,050	Roper Technologies, Inc.	11,229,894

		58,700,560

Insurance (3.6%):
59,979	Arthur J. Gallagher & Co.	7,420,002
346,256	Marsh & McLennan Cos., Inc.	40,511,952

		47,931,954

Interactive Media & Services (4.4%):
1,901	Alphabet, Inc., Class A*	3,331,769
25,534	Alphabet, Inc., Class C*	44,732,504
41,310	Facebook, Inc., Class A*	11,284,239

		59,348,512

Internet & Direct Marketing Retail (3.7%):
15,134	Amazon.com, Inc.*	49,290,379

IT Services (9.0%):
348,177	Fiserv, Inc.*	39,643,433

Shares		Value
Common Stocks, continued
IT Services, continued
154,888	Global Payments, Inc.	$33,365,973
28,299	MasterCard, Inc., Class A	10,101,045
168,727	Visa, Inc., Class A	36,905,657

		120,016,108

Life Sciences Tools & Services (1.9%):
55,713	PerkinElmer, Inc.	7,994,815
36,083	Thermo Fisher Scientific, Inc.	16,806,740

		24,801,555

Machinery (1.0%):
289,686	Ingersoll-Rand, Inc.*	13,198,094

Multi-Utilities (4.0%):
273,181	Ameren Corp.	21,324,509
668,265	NiSource, Inc.	15,329,999
293,768	Public Service Enterprise Group, Inc.	17,126,674

		53,781,182

Semiconductors & Semiconductor Equipment (1.8%):
150,167	NXP Semiconductors NV	23,878,055

Software (6.0%):
313,623	Microsoft Corp.	69,756,028
43,900	salesforce.com, Inc.*	9,769,067

		79,525,095

Specialty Retail (0.7%):
76,820	Ross Stores, Inc.*	9,434,263

Total Common Stocks (Cost $651,155,226)		900,947,231

Preferred Stocks (1.6%):
Capital Markets (0.0%†):
3,600	Charles Schwab Corp. (The), Series D, 5.95%, 11/14/19	93,744

Electric Utilities (0.4%):
16,726	Alabama Power Co., Series A, 5.00%	467,492
78,461	Duke Energy Corp., 5.63%, 9/15/78, Callable 9/15/23 @ 25	2,257,323
1,201	SCE Trust III, Series H, 5.75%, 12/12/19, Perpetual Bond	29,424
98,681	SCE Trust IV, Series J, 5.28%, 12/31/49, Perpetual Bond	2,390,054

		5,144,293

Health Care Equipment & Supplies (0.3%):
36,473	Boston Scientific Corp., 5.50%, 6/1/23^	3,996,347

Multi-Utilities (0.9%):
163,900	CMS Energy Corp., 1.46%, 3/1/79	4,574,449
122,500	CMS Energy Corp., 1.43%, 10/15/78	3,479,000
86,906	DTE Energy Co., Series E, 5.25%, 12/1/77	2,363,843
80,120	NiSource, Inc., Series B, 6.50%, 11/21/19	2,282,619

		12,699,911

Total Preferred Stocks (Cost $19,992,652)		21,934,295

Convertible Preferred Stocks (0.6%):
Electric Utilities (0.1%):
36,961	American Electric Power Co., Inc., 5.35%, 3/15/22^	1,851,746

Life Sciences Tools & Services (0.5%):
70,417	Avantor, Inc., Series A, 6.25%, 5/15/22	6,260,776

Total Convertible Preferred Stocks (Cost $5,361,371)		8,112,522

See accompanying notes to the financial statements.

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Asset Backed Securities (0.3%):
$1,431,720	Dominos Pizza Master Issuer LLC, Class A23, Series 2018-1A, 4.12%, 7/25/47, Callable 7/25/24 @ 100(a)	$1,517,369
1,358,725	Dominos Pizza Master Issuer LLC, Class A2I, Series 2018-1A, 4.12%, 7/25/48, Callable 10/25/22 @ 100(a)	1,437,524
638,550	Dominos Pizza Master Issuer LLC, Class A2, Series 2019-1A, 3.67%, 10/25/49, Callable 10/25/26 @ 100(a)	668,391
904,040	Wendy’s Funding LLC, Class A2I, Series 2018-1A, 3.57%, 3/15/48, Callable 3/15/22 @ 100(a)	931,699

Total Asset Backed Securities (Cost $4,297,860)		4,554,983

Bank Loans (5.1%):
Airlines (0.4%):
5,430,000	Delta 2 Lux Sarl, 0.00%, 2/1/24	5,364,080

Building Products (0.0%):
294,263	Filtration Group Corp., 4.50%, 3/29/25, Callable 2/10/21 @ 101	294,263

Chemicals (0.0%†):
386,847	H.B. Fuller Co. Term Loan B-1, 0.02% (US0003M ), 10/20/24	383,803

Insurance (1.4%):
638,923	AmWINS Group, Inc., 0.03% (US0003M ), 1/25/24	637,614
17,888,672	HUB International, Ltd., 0.03% (US0003M ), 4/25/25	17,547,714

		18,185,328

IT Services (2.3%):
30,130,221	Refinitiv US Holdings, Inc. Term Loan B-1, 0.03% (US0001M ), 10/1/25	30,067,550

Pharmaceuticals (0.0%†):
55,612	Prestige Brands, Inc. Term Loan B5-1, 0.02% (US0003M ), 1/26/24	55,635

Software (1.0%):
13,556,411	CCC Information Services, Inc. Term Loan B-1, 0.03% (US0003M ), 4/29/24	13,505,574
499,950	Ultimate Software Term Loan B-1l Bankdebt, 0.00% (LIBOR+400bps), 4/8/26	499,170

		14,004,744

Total Bank Loans (Cost $68,299,354)		68,355,403

Corporate Bonds (15.3%):
Airlines (0.6%):
2,065,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(a)	2,204,388
1,150,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(a)	1,254,937
1,250,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25(a)	1,346,875
2,770,000	SkyMiles IP, Ltd., 4.75%, 9/16/27	2,867,892
207,265	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	196,062

		7,870,154

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Banks (0.1%):
$1,580,000	PNC Financial Services Group, Inc., Series S, 5.00% (US0003M+330 bps), 12/31/49, Callable 11/1/26 @ 100	$1,720,225

Building Products (0.2%):
461,301	Filteration Group Corp., 3.08% (LIBOR+300bps), 3/29/25, Callable 2/10/21 @ 100	455,904
1,540,000	Filtration Group TL B 1L Bankdebt, 0.00%, 3/29/25	1,530,852
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	294,997

		2,281,753

Capital Markets (0.3%):
545,000	Azalea Topco, Inc., 4.75%, 7/6/26, Callable 2/10/21 @ 101	543,638
1,415,000	Bank of New York Mellon Corp. (The), Series E, 3.66% (US0003M+342 bps), Callable 3/20/21 @ 100	1,416,769
415,000	Mega Broadband, 0.00%, 10/19/27	414,224
1,355,000	State Street Corp., Series F, 3.81% (US0003M+360 bps), Callable 3/15/21 @ 100	1,351,612
445,000	Woof Holdings, Inc., 4.50%, 12/21/27, Callable 2/10/21 @ 101	444,074

		4,170,317

Chemicals (0.6%):
5,389,375	USI, Inc., 3.23% (US0003M ), 5/16/24	5,307,403
1,177,050	USI, Inc., 4.50%, 12/2/26	1,173,378
1,504,730	USI, Inc., 4.14%, 12/2/26, Callable 2/10/21 @ 100	1,500,035

		7,980,816

Containers & Packaging (0.0%†):
46,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 2/11/21 @ 101.28(a)	46,575

Diversified Consumer Services (0.3%):
95,000	Ascend Learning LLC, 4.00%, 7/12/24, Callable 2/10/21 @ 100	94,406
3,562,122	Lgc Group TL, 0.00%, 1/24/27	3,490,880

		3,585,286

Diversified Financial Services (0.1%):
1,330,000	Hyperion Refinance Sarl, 4.75%, 10/22/27, Callable 2/10/21 @ 101	1,326,116

Electric Utilities (0.3%):
1,173,461	Alliant Holdings Intermediate LLC, 3.38%, 5/10/25, Callable 2/10/21 @ 100	1,153,899
970,076	Alliant Holdings Intermediate LLC, 3.39%, 5/10/25, Callable 2/10/21 @ 100	952,741
1,345,000	Alliant Holdings Intermediate LLC, 4.25%, 11/6/27, Callable 2/10/21 @ 101	1,344,166

		3,450,806

See accompanying notes to the financial statements.

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Entertainment (2.0%):
$300,000	Netflix, Inc., 5.50%, 2/15/22	$313,875
1,690,000	Netflix, Inc., 5.88%, 2/15/25	1,939,275
4,385,000	Netflix, Inc., 4.38%, 11/15/26	4,845,425
5,093,000	Netflix, Inc., 4.88%, 4/15/28	5,729,625
7,145,000	Netflix, Inc., 5.88%, 11/15/28	8,538,275
3,940,000	Netflix, Inc., 6.38%, 5/15/29	4,880,675

		26,247,150

Equity Real Estate Investment Trusts (0.3%):
2,332,000	SBA Communications Corp., 4.00%, 10/1/22, Callable 2/11/21 @ 101	2,355,320
1,191,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 2/11/21 @ 102.44	1,220,775
605,000	SBA Communications Corp., 3.88%, 2/15/27, Callable 2/15/23 @ 101.94	635,250

		4,211,345

Food & Staples Retailing (0.2%):
2,600,000	Dino Grandparent, Inc., 2.38%, 2/19/23	2,548,000

Health Care Equipment & Supplies (0.2%):
377,150	CPI Holdco LLC, 4.39%, 11/4/26, Callable 2/10/21 @ 100	377,150
1,260,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	1,302,525
860,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	919,125

		2,598,800

Health Care Providers & Services (0.2%):
324,169	Dentalcorp Health Services ULC, 3.98%, 6/6/25, Callable 2/10/21 @ 100	318,091
169,569	Heartland Dental LLC, 4.74%, 4/30/25	165,541
1,826,333	Heartland Dental LLC, 3.97%, 4/30/25, Callable 2/10/21 @ 100	1,778,958

		2,262,590

Hotels, Restaurants & Leisure (3.1%):
100,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25, Callable 5/1/22 @ 102.75(a)	104,500
1,780,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28, Callable 10/1/23 @ 103.25(a)	1,929,075
2,308,000	Cedar Fair, LP, 5.25%, 7/15/29, Callable 7/15/24 @ 102.63	2,371,470
3,038,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp., 5.38%, 6/1/24, Callable 2/11/21 @ 101.79	3,060,785
2,262,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp., 5.38%, 4/15/27, Callable 4/15/22 @ 102.69	2,318,550
848,453	Four Seasons Hotels, Ltd., 2.25%, 11/30/23, Callable 2/10/21 @ 100	841,632
1,135,000	IRB Holding Corp., 4.25%, 12/15/27, Callable 2/10/21 @ 101	1,135,352

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$3,440,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 5.25%, 6/1/26, Callable 6/1/21 @ 102.63(a)	$3,569,000
4,548,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 4.75%, 6/1/27, Callable 6/1/22 @ 102.38(a)	4,798,140
2,459,814	Life Time, Inc., 3.75%, 6/15/22, Callable 2/10/21 @ 100	2,387,250
415,000	Marriott International, Inc., 0.88% (US0003M+65 bps), 3/8/21	415,164
355,000	Marriott International, Inc., 3.13%, 6/15/26, Callable 3/15/26 @ 100	378,027
688,212	SeaWorld Parks & Entertainment, Inc., 3.75%, 3/31/24, Callable 2/10/21 @ 100	667,566
3,949,000	Six Flags Entertainment Corp., 4.88%, 7/31/24, Callable 3/15/21 @ 102.44(a)	3,953,936
3,125,000	Six Flags Entertainment Corp., 5.50%, 4/15/27, Callable 4/15/22 @ 102.75^(a)	3,214,844
1,300,000	Six Flags Theme Parks, Inc., 7.00%, 7/1/25, Callable 7/1/22 @ 103.5(a)	1,407,250
3,169,000	Yum! Brands, Inc., 3.75%, 11/1/21, Callable 8/1/21 @ 100	3,200,690
1,312,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100	1,371,040
370,000	Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100(a)	405,612
1,042,000	Yum! Brands, Inc., 6.88%, 11/15/37	1,337,667
1,889,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	2,132,209

		40,999,759

Industrial Conglomerates (0.6%):
8,597,000	General Electric Co., Series D, 5.00% (US0003M+333 bps), Callable 3/15/21 @ 100	7,997,598

Insurance (1.0%):
90,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(a)	96,300
1,240,000	Aspen Dental TL B 1L Bankdebt, 0.00%, 12/15/27	1,239,690
7,747,576	HUB International, Ltd., 5.00% (US0001M ), 4/25/25, Callable 2/10/21 @ 100	7,759,663
2,657,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 5/1/21 @ 103.5(a)	2,763,280
703,238	Ryan Specialty Group LLC, 0.00%, 7/23/27	700,600
1,045,000	USI, Inc., 6.88%, 5/1/25, Callable 2/11/21 @ 103.44(a)	1,072,431

		13,631,964

IT Services (0.3%):
1,645,000	Refinitiv US Holdings, Inc., 6.25%, 5/15/26, Callable 11/15/21 @ 103.13(a)	1,753,981
1,835,000	Refinitiv US Holdings, Inc., 8.25%, 11/15/26, Callable 11/15/21 @ 104.13(a)	2,000,150

		3,754,131

See accompanying notes to the financial statements.

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Life Sciences Tools & Services (0.3%):
$3,686,509	Nestle Skin Health, 0.00%, 10/1/26	$3,693,440

Machinery (0.1%):
338,300	Gardner Denver, Inc., 2.83% (LIBOR+275bps), 2/28/27, Callable 2/10/21 @ 101	337,962
1,042,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/11/21 @ 104.75^	1,073,260
500,000	Welbilt, Inc., 2.73%, 10/23/25, Callable 2/10/21 @ 100	472,500

		1,883,722

Media (1.0%):
1,405,000	CCO Holdings LLC, 4.00%, 3/1/23, Callable 1/27/21 @ 101(a)	1,415,538
4,304,000	CCO Holdings LLC, 5.13%, 5/1/27, Callable 5/1/22 @ 102.56(a)	4,546,100
6,381,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	6,747,908
559,000	Liberty Broadband Corp., 2.75%, 9/30/50, Callable 10/5/23 @ 100(a)	595,089
175,000	Sirius XM Radio, Inc., 3.88%, 8/1/22, Callable 2/11/21 @ 101.94(a)	177,187

		13,481,822

Metals & Mining (0.3%):
4,490,000	Thyssenkrupp Term Loan B-1l Bankdebt, 0.00%, 6/30/27	4,505,221

Multi-Utilities (0.1%):
1,705,000	NiSource, Inc., 5.65% (H15T5Y+284 bps), 12/31/99, Callable 6/15/23 @ 100	1,752,977

Pharmaceuticals (0.1%):
1,404,000	Elanco Animal Health, Inc., 4.91%, 8/27/21	1,432,042

Professional Services (0.2%):
2,875,000	Clarivate TL B 1L Bankdebt, 0.00%, 10/31/26	2,872,298
405,000	Korn Ferry, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31(a)	421,706

		3,294,004

Software (2.2%):
577,173	Applied Systems, Inc., 4.25%, 9/19/24, Callable 2/10/21 @ 100	576,451
3,356,766	Emerald Topco, Inc., 3.65% (US0001M ), 7/23/26, Callable 2/10/21 @ 100	3,310,611
8,725,000	Solera LLC, 10.50%, 3/1/24, Callable 2/11/21 @ 105.25(a)	9,030,375
525,000	Ultimate Software Group, Inc. (The), 7.50% (LIBOR+400bps), 5/3/27, Callable 2/10/21 @ 102	538,781

Contracts, Shares, Notional Amount or Principal Amount		Value
Corporate Bonds, continued
Software, continued
$15,595,000	Ultimate Software Term Loan B-1l Bankdebt, 4.75% (LIBOR+400bps), 5/3/26, Callable 2/10/21 @ 100	$15,664,086

		29,120,304

Sovereign Bond (0.5%):
6,225,000	Mileage Plus Holdings LLC, 6.25%, 6/20/27	6,470,141

Specialty Retail (0.1%):
472,670	PetVet Care Centers LLC, 5.25%, 2/14/25, Callable 2/10/21 @ 101	473,261
478,331	PetVet Care Centers LLC, 3.33% (LIBOR+325bps), 2/14/25, Callable 2/10/21 @ 100	471,458
308,810	PetVet Care Centers LLC, 2.97%, 2/14/25, Callable 2/10/21 @ 100	301,475

		1,246,194

Wireless Telecommunication Services (0.0%†):
515,000	T-Mobile USA, Inc., 6.00%, 3/1/23, Callable 2/23/21 @ 100	516,287
240,000	T-Mobile USA, Inc., 6.50%, 1/15/26, Callable 1/22/21 @ 103.25	247,800

		764,087

Total Corporate Bonds (Cost $195,272,421)		204,327,339

Yankee Debt Obligations (0.2%):
Electrical Equipment (0.2%):
745,000	Sensata Technologies BV, 4.88%, 10/15/23(a)	801,806
260,000	Sensata Technologies BV, 5.63%, 11/1/24(a)	290,225
925,000	Sensata Technologies BV, 5.00%, 10/1/25(a)	1,024,438
300,000	Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26, Callable 2/15/21 @ 103.13(a)	310,875

Total Yankee Debt Obligations (Cost $2,263,951)		2,427,344

Short-Term Securities Held as Collateral for Securities on Loan (0.6%):
7,449,360	BlackRock Liquidity FedFund, Institutional Class , 0.38%(b)(c)	7,449,360

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $7,449,360)		7,449,360

Unaffiliated Investment Companies (10.9%):
Money Markets (10.9%):
145,562,450	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	145,562,450

Total Unaffiliated Investment Companies (Cost $145,562,450)		145,562,450

Total Investment Securities (Cost $1,099,654,645) — 102.0%(d)		1,363,670,927
Net other assets (liabilities) — (2.0)%		(27,417,350)

Net Assets — 100.0%		$1,336,253,577

Percentages indicated are based on net assets as of December 31, 2020.

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

See accompanying notes to the financial statements.

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

*	Non-income producing security.
^	This security or a partial position of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $7,243,807.
†	Represents less than 0.05%.
(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2020.
(c)	The rate represents the effective yield at December 31, 2020.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Options Written

At December 31, 2020, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

Alphabet, Inc.	Citigroup	Call	1500.00 USD	1/15/21	22	$33,000	$(559,058)
Alphabet, Inc.	Goldman Sachs	Call	1740.00 USD	1/15/21	7	12,180	(30,862)
Alphabet, Inc.	Goldman Sachs	Call	1760.00 USD	1/15/21	7	12,320	(23,180)
Alphabet, Inc.	Goldman Sachs	Call	1780.00 USD	1/15/21	7	12,460	(16,857)
Alphabet, Inc.	Goldman Sachs	Call	1800.00 USD	1/15/21	7	12,600	(11,884)
Alphabet, Inc.	Goldman Sachs	Call	1760.00 USD	1/21/22	14	24,640	(308,860)
Alphabet, Inc.	Goldman Sachs	Call	1780.00 USD	1/21/22	14	24,920	(295,607)
Alphabet, Inc.	Goldman Sachs	Call	1800.00 USD	1/21/22	14	25,200	(282,785)
Amazon.com, Inc.	Credit Suisse First Boston	Call	3800.00 USD	1/21/22	6	22,800	(163,652)
Amazon.com, Inc.	Credit Suisse First Boston	Call	3900.00 USD	1/21/22	6	23,400	(147,972)
Amazon.com, Inc.	Royal Bank of Canada	Call	3900.00 USD	1/21/22	3	11,700	(73,986)
Amazon.com, Inc.	Credit Suisse First Boston	Call	4000.00 USD	1/21/22	6	24,000	(133,815)
Amazon.com, Inc.	Royal Bank of Canada	Call	4000.00 USD	1/21/22	2	8,000	(44,605)
Amazon.com, Inc.	Citigroup	Call	4000.00 USD	1/21/22	4	16,000	(89,210)
Amazon.com, Inc.	Royal Bank of Canada	Call	4100.00 USD	1/21/22	2	8,200	(40,342)
Amazon.com, Inc.	Citigroup	Call	4100.00 USD	1/21/22	4	16,400	(80,685)
Amazon.com, Inc.	Citigroup	Call	4200.00 USD	1/21/22	4	16,800	(72,980)
Amazon.com, Inc.	Royal Bank of Canada	Call	4200.00 USD	1/21/22	3	12,600	(54,735)
Amazon.com, Inc.	Citigroup	Call	4300.00 USD	1/21/22	3	12,900	(49,534)
Amazon.com, Inc.	Royal Bank of Canada	Call	4300.00 USD	1/21/22	2	8,600	(33,023)
American Electric Power Co., Inc.	Citigroup	Call	105.00 USD	1/15/21	341	35,805	—
American Electric Power Co., Inc.	Citigroup	Call	115.00 USD	1/15/21	101	11,615	—
American Electric Power Co., Inc.	JPMorgan Chase	Call	90.00 USD	1/21/22	237	21,330	(83,815)
American Electric Power Co., Inc.	JPMorgan Chase	Call	95.00 USD	1/21/22	289	27,455	(63,564)
Bank of America Corp.	Credit Suisse First Boston	Call	30.00 USD	1/21/22	736	22,080	(289,178)
Bank of America Corp.	Susquehanna	Call	30.00 USD	1/21/22	1,213	36,390	(476,593)
Bank of America Corp.	Credit Suisse First Boston	Call	32.00 USD	1/21/22	382	12,224	(116,536)
Bank of America Corp.	Credit Suisse First Boston	Call	35.00 USD	1/21/22	764	26,740	(156,445)
Becton Dickinson & Co.	Goldman Sachs	Call	260.00 USD	1/15/21	20	5,200	(2,782)
Becton Dickinson & Co.	Goldman Sachs	Call	270.00 USD	1/15/21	20	5,400	(850)
Becton Dickinson & Co.	Goldman Sachs	Call	280.00 USD	1/15/21	30	8,400	(494)
Becton Dickinson & Co.	Goldman Sachs	Call	300.00 USD	1/15/21	112	33,600	(353)
Danaher Corp.	Credit Suisse First Boston	Call	250.00 USD	1/21/22	118	29,500	(195,940)
Facebook, Inc.	JPMorgan Chase	Call	195.00 USD	1/15/21	40	7,800	(313,269)
Facebook, Inc.	JPMorgan Chase	Call	200.00 USD	1/15/21	40	8,000	(293,333)
Facebook, Inc.	JPMorgan Chase	Call	265.00 USD	1/15/21	59	15,635	(72,216)
Facebook, Inc.	JPMorgan Chase	Call	270.00 USD	1/15/21	59	15,930	(53,027)
Facebook, Inc.	JPMorgan Chase	Call	275.00 USD	1/15/21	59	16,225	(37,424)
Facebook, Inc.	JPMorgan Chase	Call	380.00 USD	1/21/22	10	3,800	(11,211)
Facebook, Inc.	JPMorgan Chase	Call	400.00 USD	1/21/22	146	58,400	(126,591)
General Electric Co.	JPMorgan Chase	Call	8.00 USD	1/15/21	3,100	24,800	(870,533)
General Electric Co.	JPMorgan Chase	Call	9.00 USD	1/15/21	2,108	18,972	(384,820)
General Electric Co.	JPMorgan Chase	Call	15.00 USD	1/15/21	5,937	89,055	(3,635)
Hilton Worldwide Holding, Inc.	Citigroup	Call	125.00 USD	1/15/21	30	3,750	(474)
Hilton Worldwide Holding, Inc.	Citigroup	Call	130.00 USD	1/15/21	30	3,900	(146)

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2020

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Hilton Worldwide Holdings, Inc.	Credit Suisse First Boston	Call	87.50 USD	1/15/21	10	$875	$(23,790)
Hilton Worldwide Holdings, Inc.	Credit Suisse First Boston	Call	90.00 USD	1/15/21	10	900	(21,312)
Humana, Inc.	Credit Suisse First Boston	Call	370.00 USD	1/15/21	20	7,400	(83,776)
Humana, Inc.	Credit Suisse First Boston	Call	380.00 USD	1/15/21	20	7,600	(65,505)
Humana, Inc.	Credit Suisse First Boston	Call	420.00 USD	1/15/21	15	6,300	(9,144)
Humana, Inc.	Credit Suisse First Boston	Call	430.00 USD	1/15/21	15	6,450	(4,954)
Intercontinental Exchange, Inc.	JPMorgan Chase	Call	100.00 USD	1/15/21	59	5,900	(90,434)
Intercontinental Exchange, Inc.	JPMorgan Chase	Call	105.00 USD	1/15/21	59	6,195	(61,434)
Mastercard, Inc.	Goldman Sachs	Call	400.00 USD	1/21/22	87	34,800	(244,049)
Microsoft Corp.	Citigroup	Call	165.00 USD	1/15/21	120	19,800	(689,040)
Microsoft Corp.	Credit Suisse First Boston	Call	165.00 USD	1/15/21	421	69,465	(2,417,382)
Microsoft Corp.	Citigroup	Call	170.00 USD	1/15/21	119	20,230	(623,798)
Microsoft Corp.	JPMorgan Chase	Call	170.00 USD	1/15/21	461	78,370	(2,416,562)
Microsoft Corp.	Citigroup	Call	280.00 USD	1/21/22	189	52,920	(165,912)
NXP Semiconductors NV	JPMorgan Chase	Call	125.00 USD	1/15/21	25	3,125	(85,089)
NXP Semiconductors NV	JPMorgan Chase	Call	135.00 USD	1/15/21	67	9,045	(161,916)
NXP Semiconductors NV	Credit Suisse First Boston	Call	140.00 USD	1/15/21	267	37,380	(516,303)
NXP Semiconductors NV	JPMorgan Chase	Call	140.00 USD	1/15/21	67	9,380	(129,559)
NXP Semiconductors NV	JPMorgan Chase	Call	145.00 USD	1/15/21	67	9,715	(98,421)
Roper Technologies, Inc.	Goldman Sachs	Call	420.00 USD	5/21/21	24	10,080	(83,916)
Roper Technologies, Inc.	Goldman Sachs	Call	440.00 USD	5/21/21	29	12,760	(69,489)
Thermo Fisher Scientific, Inc.	Royal Bank of Canada	Call	370.00 USD	1/15/21	20	7,400	(191,801)
Thermo Fisher Scientific, Inc.	Royal Bank of Canada	Call	390.00 USD	1/15/21	19	7,410	(144,553)
UnitedHealth Group, Inc.	JPMorgan Chase	Call	320.00 USD	1/15/21	121	38,720	(390,715)
UnitedHealth Group, Inc.	JPMorgan Chase	Call	330.00 USD	1/15/21	20	6,600	(46,673)
Visa, Inc.	Goldman Sachs	Call	185.00 USD	1/15/21	20	3,700	(67,590)
Visa, Inc.	Goldman Sachs	Call	195.00 USD	1/15/21	20	3,900	(47,906)
Visa, Inc.	Goldman Sachs	Call	200.00 USD	1/15/21	39	7,800	(74,601)
Visa, Inc.	Goldman Sachs	Call	210.00 USD	1/15/21	138	28,980	(139,644)
Visa, Inc.	Goldman Sachs	Call	215.00 USD	1/15/21	30	6,450	(19,051)
Visa, Inc.	Goldman Sachs	Call	220.00 USD	1/15/21	50	11,000	(17,609)
Visa, Inc.	Goldman Sachs	Call	230.00 USD	1/15/21	47	10,810	(4,183)
Visa, Inc.	Credit Suisse First Boston	Call	230.00 USD	1/15/21	137	31,510	(12,194)
Visa, Inc.	Credit Suisse First Boston	Call	235.00 USD	1/15/21	137	32,195	(6,398)
Visa, Inc.	Credit Suisse First Boston	Call	240.00 USD	1/15/21	137	32,880	(3,655)
Visa, Inc.	Goldman Sachs	Call	240.00 USD	1/15/21	46	11,040	(1,227)
Visa, Inc.	Goldman Sachs	Call	225.00 USD	1/21/22	79	17,775	(172,146)
Visa, Inc.	Goldman Sachs	Call	230.00 USD	1/21/22	79	18,170	(154,854)
Visa, Inc.	Goldman Sachs	Call	250.00 USD	1/21/22	39	9,750	(48,966)
Visa, Inc.	Citigroup	Call	250.00 USD	1/21/22	126	31,500	(158,197)
Visa, Inc.	Goldman Sachs	Call	260.00 USD	1/21/22	39	10,140	(38,925)
Visa, Inc.	Goldman Sachs	Call	270.00 USD	1/21/22	39	10,530	(30,929)
Yum! Brands, Inc.	Bank of America	Call	95.00 USD	1/15/21	59	5,605	(52,159)
Yum! Brands, Inc.	Bank of America	Call	100.00 USD	1/15/21	58	5,800	(79,238)
Yum! Brands, Inc.	Citigroup	Call	100.00 USD	1/15/21	98	9,800	(133,885)
Yum! Brands, Inc.	Citigroup	Call	105.00 USD	1/15/21	98	10,290	(43,537)

Total (Premiums $8,460,655)							$(16,209,282)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(16,209,282)

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investment securities, at cost	$1,099,654,645

Investment securities, at value(a)	$1,363,670,927
Cash	731,290
Interest and dividends receivable	2,153,180
Receivable for capital shares issued	249,041
Receivable for investments sold	173,564
Prepaid expenses	6,985

Total Assets	1,366,984,987

Liabilities:
Payable for investments purchased	5,812,457
Payable for capital shares redeemed	651
Written Options (Premiums received $8,460,655)	16,209,282
Payable for collateral received on loaned securities	7,449,360
Manager fees payable	781,812
Administration fees payable	90,469
Distribution fees payable	279,218
Custodian fees payable	15,409
Administrative and compliance services fees payable	4,178
Transfer agent fees payable	1,276
Trustee fees payable	15,129
Other accrued liabilities	72,169

Total Liabilities	30,731,410

Net Assets	$1,336,253,577

Net Assets Consist of:
Paid in capital	$924,030,057
Total distributable earnings	412,223,520

Net Assets	$1,336,253,577

Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,203,225
Net Asset Value (offering and redemption price per share)	$21.14

(a)	Includes securities on loan of $7,243,807.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Interest	$12,111,733
Dividends	11,770,050
Income from securities lending	28,907
Foreign withholding tax	(53,735)

Total Investment Income	23,856,955

Expenses:
Manager fees	9,035,211
Administration fees	424,694
Distribution fees	3,011,737
Custodian fees	55,723
Administrative and compliance services fees	20,602
Transfer agent fees	6,865
Trustee fees	69,162
Professional fees	58,896
Shareholder reports	53,823
Other expenses	24,900

Total expenses before reductions	12,761,613
Less expenses voluntarily waived/reimbursed by the Manager	(602,339)

Net expenses	12,159,274

Net Investment Income/(Loss)	11,697,681

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	153,754,523
Net realized gains/(losses) on written options contracts	(438,307)
Change in net unrealized appreciation/depreciation on securities	26,678,259
Change in net unrealized appreciation/depreciation on written options contracts	(800,234)

Net realized and Change in net unrealized gains/losses on investments	179,194,241

Change in Net Assets Resulting From Operations	$190,891,922

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019

Change In Net Assets:
Operations:
Net investment income/(loss)	$11,697,681	$16,358,437
Net realized gains/(losses) on investments	153,316,216	83,171,528
Change in unrealized appreciation/depreciation on investments	25,878,025	157,151,966

Change in net assets resulting from operations	190,891,922	256,681,931

Distributions to Shareholders:
Distributions	(105,007,013)	(79,892,987)

Change in net assets resulting from distributions to shareholders	(105,007,013)	(79,892,987)

Capital Transactions:
Proceeds from shares issued	58,978,742	27,854,993
Proceeds from dividends reinvested	105,007,013	79,892,987
Value of shares redeemed	(185,127,376)	(92,633,961)

Change in net assets resulting from capital transactions	(21,141,621)	15,114,019

Change in net assets	64,743,288	191,902,963
Net Assets:
Beginning of period	1,271,510,289	1,079,607,326

End of period	$1,336,253,577	$1,271,510,289

Share Transactions:
Shares issued	3,181,285	1,439,519
Dividends reinvested	5,384,975	4,332,592
Shares redeemed	(10,053,776)	(4,857,076)

Change in shares	(1,487,516)	915,035

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$19.66	$16.93	$18.03	$16.48	$16.04

Investment Activities:
Net Investment Income/(Loss)	0.19 (a)	0.26 (a)	0.41	0.17	0.21
Net Realized and Unrealized Gains/(Losses) on Investments	3.10	3.79	(0.31)	2.28	1.03

Total from Investment Activities	3.29	4.05	0.10	2.45	1.24

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.42)	(0.17)	(0.24)	(0.12)
Net Realized Gains	(1.52)	(0.90)	(1.03)	(0.66)	(0.68)

Total Dividends	(1.81)	(1.32)	(1.20)	(0.90)	(0.80)

Net Asset Value, End of Period	$21.14	$19.66	$16.93	$18.03	$16.48

Total Return(b)	17.48%	24.38%	0.38%	15.04%	7.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,336,254	$1,271,510	$1,079,607	$1,146,974	$997,346
Net Investment Income/(Loss)	0.97%	1.36%	2.25%	0.97%	1.10%
Expenses Before Reductions(c)	1.06%	1.05%	1.05%	1.05%	1.05%
Expenses Net of Reductions	1.01%	1.00%	1.00%	1.00%	1.00%
Portfolio Turnover Rate	87%	45%	70%	65%	89%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays

13

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2020 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,656 during the year ended December 31, 2020. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $7,449,360 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020. At December 31, 2020, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2020, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL T. Rowe Price Capital Appreciation Fund	$1,843,839	$2,861,542	$18,900

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2020, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. As of December 31, 2020, the Fund had no purchased options contracts. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the year ended December 31, 2020, the monthly average notional amount for written options contracts was $1.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk

Options Contracts		$—	Written Options contracts	$16,209,282

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Options Contracts	Net Realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written option contracts	$(438,307)	$(800,234)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2020. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

As of December 31, 2020, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Written option contracts	$—	$16,209,282

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	16,209,282
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$—	$16,209,282

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2020:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$131,397	$—	$—	$—	$131,397
Citigroup	2,666,456	—	—	—	2,666,456
Credit Suisse First Boston	4,367,951	—	—	—	4,367,951
Goldman Sachs	2,189,599	—	—	—	2,189,599
JPMorgan Chase	5,794,241	—	—	—	5,794,241
Royal Bank of Canada	583,045	—	—	—	583,045
Susquehanna	476,593	—	—	—	476,593

Total	$16,209,282	$—	$—	$—	$16,209,282

*

The actual collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Fund with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., London Interbank Offering Rate or “LIBOR”) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Fund will consider this optional guidance prospectively, if applicable.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2022.

For the year ended December 31, 2020, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2022.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2020, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund through December 8, 2020 was Senior Counsel. During the year ended December 31, 2020, $6,476 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $182,500 annual Board retainer, the Lead Director receives an additional $45,625, the Chair of the Nominating and Corporate Governance Committee receives an additional $9,125 annually and the Chair of the Audit Committee receives an additional $9,125 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2020, actual Trustee compensation was $1,341,375 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2020 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$900,947,231	$—	$—	$900,947,231
Preferred Stocks+	21,934,295	—	—	21,934,295
Convertible Preferred Stocks	8,112,522	—	—	8,112,522
Asset Backed Securities	—	4,554,983	—	4,554,983
Bank Loans	—	68,355,403	—	68,355,403
Corporate Bonds+	—	204,327,339	—	204,327,339
Yankee Debt Obligations+	—	2,427,344	—	2,427,344
Short-Term Securities Held as Collateral for Securities on Loan	7,449,360	—	—	7,449,360
Unaffiliated Investment Companies	145,562,450	—	—	145,562,450

Total Investment Securities	1,084,005,858	279,665,069	—	1,363,670,927

Other Financial Instruments:*
Written Options	—	(16,209,282)	—	(16,209,282)

Total Investments	$1,084,005,858	$263,455,787	$—	$1,347,461,645

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2020, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$954,843,888	$1,065,787,811

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

LIBOR Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority expects the use of LIBOR will be phased out by the end of 2021. Currently, there are no definitive details regarding the future utilization of LIBOR or of any particular replacement floating rate of interest. Abandonment of or modifications to LIBOR could lead to market uncertainty and instability. To the extent that the Fund’s investments have maturities which extend beyond 2021, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objectives. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2020 is $1,101,510,448. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$257,677,303
Unrealized (depreciation)	(11,726,106)

Net unrealized appreciation/(depreciation)	$245,951,197

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2020

The tax character of dividends paid to shareholders during the year ended December 31, 2020 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$78,912,829	$26,094,184	$105,007,013

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2019, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$49,574,951	$30,318,036	$79,892,987

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL T. Rowe Price Capital Appreciation Fund	$157,669,968	$11,982,925	$—	$245,951,197	$415,604,090

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and other miscellaneous adjustments.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2020, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL T. Rowe Price Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL T. Rowe Price Capital Appreciation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for the years ended December 31, 2020 and 2019, including the related notes, and the financial highlights for the years ended December 31, 2020, 2019 and 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, the changes in its net assets for the years ended December 31, 2020 and 2019 and the financial highlights for the years ended December 31, 2020, 2019 and 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, 7.35% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2020, the Fund declared net short-term capital gain distributions of $62,230,917.

During the year ended December 31, 2020, the Fund declared net long-term capital gain distributions of $26,094,184.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (``Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2022 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these circumstances in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

23

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2020. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 9, 2020, and September 15, 2020, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved at the Board meeting on September 15, 2020. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2022.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in a private session with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2020 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information for such time periods as available.) The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 9, 2020, and September 15, 2020, the Manager reported that for the one-year period ended December 31, 2019, five Funds were in the top 40%, three were in the middle 20%, and eleven were in the bottom 40%, and for the three-year period ended December 31, 2019, six Funds were in the top 40%, six were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended December 31, 2019, seven Funds were in the top 40%, two were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, AZL MetWest Total Return Bond Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL MetWest Total Return Bond Fund in June 2019, and AZL Enhanced Bond Index Fund and AZL Government Money Market Fund in February 2020, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2020, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2019 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability.

24

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2017 through 2019. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2019, were approximately $16.1 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) (together, the Trust and the FOF Trust are the “AIM Complex”). There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics and subsidiaries, July 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, March 2012 to December 2013	40	Diamond Hill Funds (12 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to April 2019	40	Esoterica Thematic Trust (Nov. 2019 - Dec. 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., 2015 to 2018, and Connecticut Innovations, Inc., 2012 to 2015	40	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios, 2006 to 2014, Jostens, 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None

Interested Trustee(5)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	40	None

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Each of the Trustees and Mr. Gee also serve as trustees for the AIM ETF Products Trust, which is reflected in the figure above.

(4)

Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life Insurance Company of North America, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present, and the AIM ETF Products Trust (February 2020 to present).

(1)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

(2)	Indefinite.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1220 2/21

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Tamara Lynn Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2020	2019
(a)	Audit Fees	$329,300	$347,104
(b)	Audit-Related Fees	$ 0	$ 0
	Related to the consent on Form N-1A for the annual registration statement, and work performed over the merger of AZL Morgan Stanley Global Real Estate Fund with AZL S&P 500 Fund.
		2020	2019
(c)	Tax Fees	$125,375	$129,700
	Preparation of the funds’ federal income tax returns.
		2020	2019
(d)	All Other Fees	$ 0	$ 0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable.

4(g)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

2020	2019
$125,375	$129,700

4(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedules of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title) /s/ Brian Muench

Brian Muench, Principal Executive Officer

Date February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Brian Muench

Brian Muench, Principal Executive Officer

Date February 26, 2021

By (Signature and Title) /s/ Bashir C. Asad

Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date March 4, 2021